UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1.	Report to Stockholders

THRIVENT MUTUAL FUNDS

OCTOBER 31, 2015

THRIVENT MUTUAL FUNDS ANNUAL REPORT

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Dear Shareholder:

It has been a productive year for your Thrivent Mutual Funds.

Before reviewing some of the accomplishments, I’d like to thank all of you who voted in our trustee elections. Our shareholder meeting was held August 14 at our offices in Minneapolis, and a few of you attended in person. It was a delight to speak face-to-face and hear your thoughts about your Funds and Thrivent Financial.

I know it can be an imposition to receive a proxy statement in the mail asking you to vote your shares. I also understand that most of you would prefer not to be called at home by someone asking you to vote. We appreciate it when you take the time to participate in the governance of your Thrivent Mutual Funds. When you vote promptly, you reduce the need for us to do additional soliciting of voters to achieve a legally required quorum, which can help to hold down the costs of your Funds.

Beyond all that, your participation in these votes is critical to the management of the Funds. Unlike many other companies, mutual funds aren’t required to elect directors or trustees annually. (Some mutual funds are corporations and have directors. Some, like Thrivent Mutual Funds, are trusts and have trustees. There’s no practical difference from a shareholder’s perspective.) Mutual funds are legally required to have a majority of their trustees elected by shareholders. Although your board can appoint some new trustees as needed—to replace a trustee who is retiring, for example—every so often it must call a shareholder meeting to elect trustees, simply to comply with the law.

Because mailing proxy materials and holding shareholder meetings creates costs for your Funds, and because we’d rather not impose on you more frequently than necessary, we always try to combine trustee elections with other items that require a shareholder vote. At our shareholder meeting in August, shareholders approved changes to the investment advisory fee structure for our flagship Asset Allocation Funds. We’ve heard from you, our shareholders, that you prefer simple, transparent fees, and that’s what these changes are intended to accomplish. They also are expected to result in lower net annual operating expenses for the Asset Allocation Funds, which would benefit all their shareholders.

In my last president’s letter, I wrote about the 10-year anniversary of the Asset Allocation Funds, which were launched on June 30, 2005. We continue to be proud of these Funds, which we believe offer a simple, all-in-one investment solution for many investors, aligned with each investor’s tolerance for risk.

The performance of the Asset Allocation Funds has been competitive. Lipper, a Thomson Reuters company, is a well-known firm that tracks and compares mutual fund performance. Each of our four Asset Allocation Funds ranked above its Lipper peer group average for the one-, three-, five- and 10-year periods ended October 31, 2015.

There will be periods of course in which our Funds, including the Asset Allocation Funds, underperform relative to their peers. You can be sure, however, that we will always take a long-term view of fund performance and seek to provide consistently competitive returns over time. I look forward to updating you on our progress.

Many thanks to each of you for your confidence in Thrivent Mutual Funds. Best wishes to you and yours this holiday season.

Sincerely,

David S. Royal

President

Thrivent Mutual Funds

Performance as of September 30, 2015	1-Year		3-Year		5-Year		10-Year		Expense Ratio
Class A (Annualized Total Returns)	POP	NAV	POP	NAV	POP	NAV	POP	NAV	NET		GROSS
Thrivent Aggressive Allocation Fund	-8.56%	-3.23%	6.64%	8.60%	7.52%	8.75%	4.67%	5.27%	1.25	%*	1.69%
Thrivent Moderately Aggressive Allocation Fund	-7.94%	-2.61%	5.57%	7.57%	6.54%	7.75%	4.57%	5.16%	1.16	%*	1.55%
Thrivent Moderate Allocation Fund	-6.80%	-1.39%	4.13%	6.10%	5.43%	6.64%	4.48%	5.07%	1.07	%*	1.41%
Thrivent Moderately Conservative Allocation Fund	-6.14%	-0.69%	2.40%	4.34%	3.93%	5.11%	4.00%	4.59%	1.02	%*	1.26%

Lipper Rankings as of October 31, 2015	1-Year	3-Year	5-Year	10-Year
Thrivent Aggressive Allocation Fund Lipper (Mixed-Asset Target Alloc. Agg. Gro. Funds)	13 (22 of 176)	33 (53 of 160)	33 (41 of 127)	16 (14 of 90)
Thrivent Moderately Aggressive Allocation Fund Lipper (Mixed-Asset Target Alloc. Growth Funds)	32 (160 of 508)	34 (161 of 473)	45 (191 of 426)	41 (130 of 319)
Thrivent Moderate Allocation Fund Lipper (Mixed-Asset Target Alloc. Moderate Funds)	16 (87 of 576)	30 (153 of 522)	37 (161 of 442)	34 (107 of 317)
Thrivent Moderately Conservative Allocation Fund Lipper (Mixed-Asset Target Alloc. Consv. Funds)	15 (54 of 365)	18 (58 of 326)	35 (93 of 269)	30 (53 of 179)

POP=Public Offering Price, which includes 5.5% max sales charge. NAV=Net Asset Value, no sales charge.

* The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive certain investment advisory fees associated with the Fund. Refer to the expense table in the Fund’s prospectus.

All rankings are based on total return and do not reflect sales charges. The lower the Lipper percentile ranking, the better the fund performance against its peers. Source for ranking is Lipper Inc. After analyzing each fund’s holdings and prospectus objectives, Lipper assigns the fund to a category or peer group called a Lipper classification. Once total return data has been calculated, Lipper ranks the relative performance of all funds in a particular classification against their respective peer group constituents, and then calculates percentile rankings based on those numerical rankings.

Performance data cited represents past performance and should not be viewed as an indication of future results. Investment return and principal value of the investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.

Risks: The Asset Allocation Funds invest in other Thrivent Mutual Funds and in directly held equity and debt instruments. Each Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of each Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. Each Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave each Fund in a worse position than if it had not used these instruments.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the fund, which investors should read and consider carefully before investing. Prospectuses are available from a Thrivent Financial representative or at Thrivent.com.

Dear Shareholder:

U.S. stock and bond markets posted moderate gains for the fiscal year ended October 31, 2015, as the economy resumed its slow-growth trajectory. Stock markets outside the U.S. were mostly lower.

Economic Review

After seemingly positioning itself for faster growth—advancing at nearly a 4.5% pace during the second and third quarters of 2014—the U.S. economy decelerated during the reporting period, growing 2.0% from the fourth quarter of 2014 through the third quarter of 2015. Key drivers of the slowdown included a harsh winter and West Coast port slowdown early in the reporting period, a strong dollar that made U.S. goods more expensive overseas and reduced exports, and weak oil prices that slowed activity in the energy sector. Offsetting those negatives were gains in consumer and business spending, state and local government spending, and residential and non-residential construction. The economy created approximately 1.7 million jobs during the reporting period, helping to drive the unemployment rate to 5.0% from 5.8%.

After years of keeping interest rates low to stimulate the economy, the Federal Reserve indicated early in 2015 that it might start to gradually lift short-term rates. It took no action, though, as economic growth moderated and inflation remained well below the Fed’s 2.0% target.

In Europe and Japan, where the economic recoveries have lagged even the modest U.S. rebound, central bankers focused on loosening rather than tightening monetary policy. The European Central Bank launched a quantitative easing program under which it purchased 60 billion euros of European sovereign debt each month to further drive down interest rates there. Japan’s central bank accelerated its own bond purchases, and China, while still growing faster than other major economies—but not as fast as it had been previously—embarked on a series of interest-rate cuts.

Market Review

The U.S. stock market advanced for the sixth consecutive fiscal year despite the slow-growing global economy and concerns among investors that the stock valuations remained at the high end of their historically normal range. Trading became volatile late in the reporting period after concerns about China’s economy triggered a 43.3% drop in the Shanghai Composite Index from mid-June to late August. The Standard & Poor’s 500 Index of large U.S. stocks briefly dipped as well, though not as much, then rebounded in October. It finished the reporting period with a total return—price change plus reinvested dividends—of 5.2%. Larger stocks outperformed smaller stocks and growth stocks outpaced value stocks.

The NASDAQ Composite Index returned 10.56%, largely on the strength of rising technology stocks, and in April set its first new highs since the peak of the dot-com bubble era in 2000.

Outside the U.S., stocks in developed markets rose during the first half of the reporting period but gave back their gains in the second as the global growth outlook clouded. The MSCI EAFE Index, which tracks developed markets in Europe, Australasia and the Far East, posted a total return of -0.07%. Stocks in emerging markets fared significantly worse as the slowing growth in China helped to drive down the prices of commodities, many of which are sourced from developing countries. The MSCI Emerging Markets Index notched a total return of -14.22%.

U.S. bond markets were mostly higher, with the Barclays Aggregate Index posting a total return of 1.96%. U.S. Treasury bonds were among the market’s best performers, helped by a strong dollar that heightened their appeal to foreign investors. The Barclays 20+ Treasury Index returned 5.46%. Municipal bonds also fared well, with the Barclays Municipal Bond Index earning 2.87%. The high-yield sector was hurt by weakness in energy bonds and the same concerns about global economic growth that weighed on stocks. The Barclays U.S. Corporate High Yield Bond Index posted a total return of -1.94%.

Our Outlook

Despite the slow pace of global economic growth, leading economic indicators in the U.S. remain positive. We anticipate the economy will continue to grow at about a 2.0% rate in the coming quarters. We expect modestly positive growth in the euro area and the U.K., but a flat economy in Japan. China is on track to post growth of only about 5.5% to 6.5% for all of 2015, down from 7.4% in 2014.

Financial markets face a number of headwinds, including the likelihood that the Fed will soon begin to raise short-term interest rates. The impact on longer-term rates could be minimal, however, especially if Europe’s quantitative easing program keeps yields on European government bonds low and demand for U.S. Treasuries high.

An improving economy would likely boost U.S. stocks, too, although with valuations high and the strong dollar dampening overseas profits for U.S. companies, prospects for gains are modest. The outlook for equities is slightly brighter in Europe, where stock valuations are lower, monetary policy is stimulative, and the weak euro is making European companies more competitive globally.

If you have questions about your investment portfolio, please contact your Thrivent Financial representative. He or she can help you make sure it remains aligned with your financial goals and tolerance for risk.

In the meantime, thank you, as always, for the trust you have placed in our entire team of professionals at Thrivent Asset Management.

Russell W. Swansen

Chief Investment Officer

Thrivent Mutual Funds

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THRIVENT AGGRESSIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth. The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Aggressive Allocation Fund earned a return of 2.78%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds category, of 0.91%. The Fund’s market benchmarks, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-US Net Returns, earned returns of 5.20%, 1.96% and -4.68%, respectively.

What factors affected the Fund’s performance?

Many factors contributed to the Fund’s favorable relative performance in the reporting period. First, the equity subcomponents of the Fund generally performed quite well versus their respective benchmarks. Specifically, both the large-cap value and large-cap growth allocations saw performance results that were better than both their public benchmarks and their respective Lipper peer categories. Likewise, the Fund’s large-cap global portfolio performed well versus its benchmark and peer universe, as did its mid-cap segment and its small-cap allocations to value, core and growth. In all cases, the driver of returns was strong stock selection within each portfolio’s universe relative to its peers and index. In addition, the Fund had an overweighting to large-cap domestic stocks relative to our long-term strategic allocations and an underweighting to mid- and small-cap stocks. Large-cap stocks as a segment posted higher returns than mid and small caps, adding to results versus the benchmark allocations. The Fund’s international allocation performed well versus the public benchmark, but modestly below its peer universe. Within the international segment, we had a targeted allocation to the Euro Stoxx 50 Index, but with a hedge against the declining euro, which aided equity returns.

The fixed-income portfolio also performed well versus its benchmark. The Fund experienced positive contributions from our allocations to securitized bank loans, often referred to as leveraged loans, and agency mortgage-backed securities. We also saw very strong results from our security selection in corporate bonds, both investment grade and high yield. The fixed-income portfolio had a modest underweighting in high-yield corporate bonds, which was also a positive contributor for the period, while an underweighted position in Treasury securities was a modest negative. On the other hand, an overweighting in investment-grade corporates detracted from results because yields on corporate bonds rose relative to Treasuries during the period, often referred to as spread widening. However, that negative impact was more than offset by the strong security selection referred to earlier.

Finally, the Fund was modestly underweighted in its long-term equity allocation, which detracted versus our benchmark portfolio. The Fund’s equity exposure for the period averaged around 92% of assets, with the balance of 8% of assets allocated to fixed income.

What is your outlook?

We believe many financial assets are fully priced, reflecting the aggressive steps taken by central banks in the past (the U.S. Federal Reserve) and currently (the European Central Bank and the Bank of Japan) to artificially lower interest rates. The hope was that these efforts would further stimulate the respective economic recoveries and diminish the risk of deflation and, in fact, stimulate inflation rates to a level of 2%. However, it is difficult to accurately measure the degree to which these actions are distorting prices in sovereign debt markets in the U.S. and Europe. In the case of Japan, both the equity and debt markets are being impacted because the country’s program of quantitative easing involves buying debt and equity securities. The central banks’ distortions of the so-called risk-free rate, which is the interest rate of the safest investment (i.e., short-term government-backed debt), will likely cascade into other financial assets. At some point, those programs will stop, either because they have achieved their respective objectives or, more likely, because they prove to be incrementally ineffective. As those markets normalize, we do not know how other markets will react. As such, there is an element of unusual risk that we must factor into our analysis.

We believe opportunities exist for growth to stabilize, and under certain circumstances, even accelerate. The fall in energy prices is a significant positive for the global economy in the intermediate and long term, because there are many more beneficiaries of low oil prices than economies that are hurt. The Fund is positioned with a modest underweighting to risk versus its long-term targets, reflecting these concerns.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	52.9%
International	20.6%
Small Cap	8.7%
Mid Cap	7.3%
Short-Term Investments	6.0%
Investment Grade Debt	3.9%
High Yield	0.7%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	12.3%
Thrivent Large Cap Growth Fund	7.6%
Thrivent Large Cap Value Fund	5.8%
Thrivent Mid Cap Stock Fund	5.7%
Thrivent Large Cap Stock Fund	3.4%
Thrivent Small Cap Stock Fund	2.8%
SPDR S&P 500 ETF Trust	0.8%
Thrivent Limited Maturity Bond Fund	0.8%
Facebook, Inc.	0.7%
Thrivent High Yield Fund	0.7%

These securities represent 40.6% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	2.78%	9.52%	6.26%
with sales charge	-2.88%	8.30%	5.66%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	3.21%	9.96%	6.66%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the MSCI All Country World Index ex-US Net Returns, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI All Country World Index ex-US Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth. The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Moderately Aggressive Allocation Fund earned a return of 2.34%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 1.07%. The Fund’s market benchmarks, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-US Net Returns, earned returns of 5.20%, 1.96% and -4.68%, respectively.

What factors affected the Fund’s performance?

Many factors contributed to the Fund’s favorable relative performance in the reporting period. First, the equity subcomponents of the Fund generally performed quite well versus their respective benchmarks. Specifically, both the large-cap value and large-cap growth allocations saw performance results that were better than both their public benchmarks and their respective Lipper peer categories. Likewise, the Fund’s large-cap global portfolio performed well versus its benchmark and peer universe, as did its mid-cap segment and its small-cap allocations to value, core and growth. In all cases, the driver of returns was strong stock selection within each portfolio’s universe relative to its peers and index. In addition, the Fund had an overweighting to large-cap domestic stocks relative to our long-term strategic allocations and an underweighting to mid- and small-cap stocks. Large-cap stocks as a segment posted higher returns than mid and small caps, adding to results versus the benchmark allocations. The Fund’s international allocation performed well versus the public benchmark, but modestly below its peer universe. Within the international segment, we had a targeted allocation to the Euro Stoxx 50 Index, but with a hedge against the declining euro, which aided equity returns.

The fixed-income portfolio also performed well versus its benchmark. The Fund experienced positive contributions from our allocations to securitized bank loans, often referred to as leveraged loans, and agency mortgage-backed securities. We also saw very strong results from our security selection in corporate bonds, both investment grade and high yield. The fixed-income portfolio had a modest underweighting in high-yield corporate bonds, which was also a positive contributor for the period, while an underweighted position in Treasury securities was a modest negative. On the other hand, an overweighting in investment-grade corporates detracted from results because yields on corporate bonds rose relative to Treasuries during the period, often referred to as spread widening. However, that negative impact was more than offset by the strong security selection referred to earlier. Finally, the Fund was modestly underweighted in its long-term equity allocation, which detracted versus our benchmark portfolio. The Fund’s equity exposure for the period averaged around 75% of assets, with the balance of 25% of assets allocated to fixed income.

What is your outlook?

We believe many financial assets are fully priced, reflecting the aggressive steps taken by central banks in the past (the U.S. Federal Reserve) and currently (the European Central Bank and the Bank of Japan) to artificially lower interest rates. The hope was that these efforts would further stimulate the respective economic recoveries and diminish the risk of deflation and, in fact, stimulate inflation rates to a level of 2%. However, it is difficult to accurately measure the degree to which these actions are distorting prices in sovereign debt markets in the U.S. and Europe. In the case of Japan, both the equity and debt markets are being impacted because the country’s program of quantitative easing involves buying debt and equity securities. The central banks’ distortions of the so-called risk-free rate, which is the interest rate of the safest investment (i.e., short-term government-backed debt), will likely cascade into other financial assets. At some point, those programs will stop, either because they have achieved their respective objectives or, more likely, because they prove to be incrementally ineffective. As those markets normalize, we do not know how other markets will react. As such, there is an element of unusual risk that we must factor into our analysis.

We believe opportunities exist for growth to stabilize, and under certain circumstances, even accelerate. The fall in energy prices is a significant positive for the global economy in the intermediate and long term, because there are many more beneficiaries of low oil prices than economies that are hurt. The Fund is positioned with a modest underweighting to risk versus its long-term targets, reflecting these concerns.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	43.2%
International	15.8%
Investment Grade Debt	14.9%
Short-Term Investments	7.7%
Mid Cap	7.6%
Small Cap	5.6%
Floating Rate Debt	3.0%
High Yield	2.2%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	10.4%
Thrivent Large Cap Value Fund	8.4%
Thrivent Large Cap Growth Fund	7.4%
Thrivent Mid Cap Stock Fund	5.6%
Thrivent Large Cap Stock Fund	5.3%
Thrivent Income Fund	3.3%
Thrivent Limited Maturity Bond Fund	1.8%
Thrivent Small Cap Stock Fund	1.6%
Thrivent High Yield Fund	1.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.2%

These securities represent 46.4% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	2.34%	8.38%	6.00%
with sales charge	-3.26%	7.16%	5.40%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	2.75%	8.80%	6.38%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the MSCI All Country World Index ex-US Net Returns, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI All Country World Index ex-US Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal. The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Moderate Allocation Fund earned a return of 1.93%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 0.18%. The Fund’s market benchmarks, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-US Net Returns, earned returns of 5.20%, 1.96% and -4.68%, respectively.

What factors affected the Fund’s performance?

Many factors contributed to the Fund’s favorable relative performance in the reporting period. First, the equity subcomponents of the Fund generally performed quite well versus their respective benchmarks. Specifically, both the large-cap value and large-cap growth allocations saw performance results that were better than both their public benchmarks and their respective Lipper peer categories. Likewise, the Fund’s large-cap global portfolio performed well versus its benchmark and peer universe, as did its mid-cap segment and its small-cap allocations to value, core and growth. In all cases, the driver of returns was strong stock selection within each portfolio’s universe relative to its peers and index. In addition, the Fund had an overweighting to large-cap domestic stocks relative to our long-term strategic allocations and an underweighting to mid- and small-cap stocks. Large-cap stocks as a segment posted higher returns than mid and small caps, adding to results versus the benchmark allocations. The Fund’s international allocation performed well versus the public benchmark, but modestly below its peer universe. Within the international segment, we had a targeted allocation to the Euro Stoxx 50 Index, but with a hedge against the declining euro, which aided equity returns.

The fixed-income portfolio also performed well versus its benchmark. The Fund experienced positive contributions from our allocations to securitized bank loans, often referred to as leveraged loans, and agency mortgage-backed securities. We also saw very strong results from our security selection in corporate bonds, both investment grade and high yield. The fixed-income portfolio had a modest underweighting in high-yield corporate bonds, which was also a positive contributor for the period, while an underweighted position in Treasury securities was a modest negative. On the other hand, an overweighting in investment-grade corporates detracted from results because yields on corporate bonds rose relative to Treasuries during the period, often referred to as spread widening. However, that negative impact was more than offset by the strong security selection referred to earlier. Finally, the Fund was modestly underweighted in its long-term equity allocation, which detracted versus our benchmark portfolio. The Fund’s equity exposure for the period averaged around 55% of assets, with the balance of 45% of assets allocated to fixed income.

What is your outlook?

We believe many financial assets are fully priced, reflecting the aggressive steps taken by central banks in the past (the U.S. Federal Reserve) and currently (the European Central Bank and the Bank of Japan) to artificially lower interest rates. The hope was that these efforts would further stimulate the respective economic recoveries and diminish the risk of deflation and, in fact, stimulate inflation rates to a level of 2%. However, it is difficult to accurately measure the degree to which these actions are distorting prices in sovereign debt markets in the U.S. and Europe. In the case of Japan, both the equity and debt markets are being impacted because the country’s program of quantitative easing involves buying debt and equity securities. The central banks’ distortions of the so-called risk-free rate, which is the interest rate of the safest investment (i.e., short-term government-backed debt), will likely cascade into other financial assets. At some point, those programs will stop, either because they have achieved their respective objectives or, more likely, because they prove to be incrementally ineffective. As those markets normalize, we do not know how other markets will react. As such, there is an element of unusual risk that we must factor into our analysis.

We believe opportunities exist for growth to stabilize, and under certain circumstances, even accelerate. The fall in energy prices is a significant positive for the global economy in the intermediate and long term, because there are many more beneficiaries of low oil prices than economies that are hurt. The Fund is positioned with a modest underweighting to risk versus its long-term targets, reflecting these concerns.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	32.1%
Investment Grade Debt	29.6%
International	12.3%
Short-Term Investments	9.0%
Floating Rate Debt	5.1%
Mid Cap	4.9%
Small Cap	3.7%
High Yield	3.3%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	8.5%
Thrivent Large Cap Value Fund	7.6%
Thrivent Income Fund	7.5%
Thrivent Large Cap Growth Fund	6.3%
Thrivent Mid Cap Stock Fund	3.9%
Thrivent Limited Maturity Bond Fund	3.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.2%
Thrivent High Yield Fund	2.4%
Thrivent Large Cap Stock Fund	2.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%

These securities represent 46.5% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	1.93%	7.08%	5.72%
with sales charge	-3.59%	5.88%	5.12%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	2.36%	7.45%	6.06%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the MSCI All Country World Index ex-US Net Returns, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI All Country World Index ex-US Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal. The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Moderately Conservative Allocation Fund earned a return of 1.32%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of -0.04%. The Fund’s market benchmarks, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-US Net Returns, earned returns of 5.20%, 1.96% and -4.68%, respectively.

What factors affected the Fund’s performance?

Many factors contributed to the Fund’s favorable relative performance in the reporting period. First, the equity subcomponents of the Fund generally performed quite well versus their respective benchmarks. Specifically, both the large-cap value and large-cap growth allocations saw performance results that were better than both their public benchmarks and their respective Lipper peer categories. Likewise, the Fund’s large-cap global portfolio performed well versus its benchmark and peer universe, as did its mid-cap segment and its small-cap allocations to value, core and growth. In all cases, the driver of returns was strong stock selection within each portfolio’s universe relative to its peers and index. In addition, the Fund had an overweighting to large-cap domestic stocks relative to our long-term strategic allocations and an underweighting to mid- and small-cap stocks. Large-cap stocks as a segment posted higher returns than mid and small caps, adding to results versus the benchmark allocations. The Fund’s international allocation performed well versus the public benchmark, but modestly below its peer universe. Within the international segment, we had a targeted allocation to the Euro Stoxx 50 Index, but with a hedge against the declining euro, which aided equity returns.

The fixed-income portfolio also performed well versus its benchmark. The Fund experienced positive contributions from our allocations to securitized bank loans, often referred to as leveraged loans, and agency mortgage-backed securities. We also saw very strong results from our security selection in corporate bonds, both investment grade and high yield. The fixed-income portfolio had a modest underweighting in high-yield corporate bonds, which was also a positive contributor for the period, while an underweighting in Treasury securities was a modest negative. On the other hand, an overweighting in investment-grade corporates detracted from results because yields on corporate bonds rose relative to Treasuries during the period, often referred to as spread widening. However, that negative impact was more than offset by the strong security selection referred to earlier. Finally, the Fund was modestly underweighted in its long-term equity allocation, which detracted versus our benchmark portfolio. The Fund’s equity exposure for the period averaged around 35% of assets, with the balance of 65% of assets allocated to fixed income.

What is your outlook?

We believe many financial assets are fully priced, reflecting the aggressive steps taken by central banks in the past (the U.S. Federal Reserve) and currently (the European Central Bank and the Bank of Japan) to artificially lower interest rates. The hope was that these efforts would further stimulate the respective economic recoveries and diminish the risk of deflation and, in fact, stimulate inflation rates to a level of 2%. However, it is difficult to accurately measure the degree to which these actions are distorting prices in sovereign debt markets in the U.S. and Europe. In the case of Japan, both the equity and debt markets are being impacted because the country’s program of quantitative easing involves buying debt and equity securities. The central banks’ distortions of the so-called risk-free rate, which is the interest rate of the safest investment (i.e., short-term government-backed debt), will likely cascade into other financial assets. At some point, those programs will stop, either because they have achieved their respective objectives or, more likely, because they prove to be incrementally ineffective. As those markets normalize, we do not know how other markets will react. As such, there is an element of unusual risk that we must factor into our analysis.

We believe opportunities exist for growth to stabilize, and under certain circumstances, even accelerate. The fall in energy prices is a significant positive for the global economy in the intermediate and long term, because there are many more beneficiaries of low oil prices than economies that are hurt. The Fund is positioned with a modest underweighting to risk versus its long-term targets, reflecting these concerns.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	40.3%
Large Cap	19.6%
Short-Term Investments	14.4%
Floating Rate Debt	8.7%
International	7.9%
High Yield	4.7%
Mid Cap	2.7%
Small Cap	1.7%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund	7.3%
Thrivent Large Cap Value Fund	6.2%
Thrivent Partner Worldwide Allocation Fund	6.1%
Thrivent Limited Maturity Bond Fund	4.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.6%
Thrivent Large Cap Growth Fund	3.0%
Thrivent High Yield Fund	2.7%
U.S. Treasury Notes	2.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.8%
These securities represent 39.5% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	1.32%	5.33%	5.02%
with sales charge	-4.26%	4.15%	4.43%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	1.66%	5.67%	5.33%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the MSCI All Country World Index ex-US Net Returns, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI All Country World Index ex-US Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT BALANCED INCOME PLUS FUND

Darren M. Bagwell, CFA, Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund invests in equity securities and debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Balanced Income Plus Fund earned a return of 2.18%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 0.18%. The Fund’s market benchmarks, the S&P Composite 1500 Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of 4.99%, 0.53% and 2.50%, respectively.

What factors affected the Fund’s performance?

U.S. gross domestic product averaged in the mid-2% range during the period, although growth was somewhat volatile from quarter to quarter. As the U.S. job market steadily improved, anticipation began to build for the Federal Reserve to begin raising interest rates as early as June. However, the summer months brought about a greater-than-expected slowdown in the global economy, particularly China, causing energy and commodity prices to plummet. In light of more modest growth and a lack of inflation pressures, the Fed remained on hold through the fiscal year-end.

As a result, interest rates stayed in a fairly narrow range, moving modestly higher for Treasury securities with maturities of three years or less, and declining for Treasuries with maturities of five years and longer. The yield curve flattened and longer-duration fixed-income assets benefited from price appreciation as longer rates fell. The Fund’s fixed-income portfolio benefited from exposure to nonagency residential mortgage-backed securities, a sector that outperformed nearly all other asset classes due to improving fundamentals in the housing market. The primary detractor in the fixed-income portfolio was exposure to metals, energy- and mining-related companies in the leveraged loan sector.

The U.S. equity market experienced modestly positive performance during the first nine months of the reporting period. Then in August, China’s slowdown and concerns about the Fed’s next move triggered a sharp sell off in U.S. and overseas equities. During the final month of the reporting period, stocks saw a subsequent recovery in prices. In the Fund’s equity portfolio, we continued to focus on driving returns through stock selection, while rebalancing sector weights quarterly to remain sector neutral versus the S&P Composite 1500 Index. The equity portfolio outperformed the benchmark due to strong security selection within our three most heavily weighted sectors—financials, consumer discretionary and information technology. In financials, we experienced widespread strength from holdings in several industries including: consumer finance; investment banking and brokerage; property and casualty insurance; and real estate investment trusts (REITs). In the consumer and technology sectors, we benefited from positions in Amazon.com, Starbucks, Facebook and Ultimate Software Group.

What is your outlook?

We expect the U.S. economy to continue to grow in the 2% to 3% range and unemployment to drop below 5%. We believe the Fed will begin to raise the benchmark federal funds rate in the coming months, but with a slower and more measured pace than has historically been the case. In the fixed-income portfolio, we will maintain our diversified asset allocation and shorter duration, or level of interest-rate sensitivity, to help mitigate the impact of rising rates. The recent spread widening in the high-yield corporate segment has made valuations more attractive, leading us to look for opportunities to shift some exposure out of leveraged loans and into high-yield bonds.

While the August sell off in equities was driven by economic growth concerns, more recent data suggest those fears were overdone, and the markets have responded favorably. Earnings growth in 2016 is expected to accelerate from this year’s rate, which is unusual for the sixth year of an economic recovery. At the same time, however, many forecasters are concerned about the high level of corporate profit margins. While vigorous debate continues regarding the potential impact of a Fed rate increase on the equity market, we believe stocks could perform reasonably well if the U.S. economy is increasingly robust. All that being said, we will continue to implement our bottom-up stock selection process as our industry analysts search for the best ideas within each sector regardless of the macroeconomic backdrop.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	43.9%
Long-Term Fixed Income	27.6%
Bank Loans	15.8%
Short-Term Investments	7.1%
Mutual Funds	4.2%
Preferred Stock	1.4%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	19.0%
Consumer Discretionary	11.7%
Information Technology	8.9%
Telecommunications Services	7.5%
Consumer Staples	6.3%
Energy	5.9%
Foreign Government	5.6%
Industrials	5.0%
Health Care	4.7%
Mortgage-Backed Securities	4.7%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
Comcast Corporation	0.8%
Energy Select Sector SPDR Fund	0.7%
SPDR S&P Oil & Gas Exploration & Production ETF	0.7%
MasterCard, Inc.	0.7%
FedEx Corporation	0.7%
Materials Select Sector SPDR Fund	0.7%
Amazon.com, Inc.	0.7%
These securities represent 8.6% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	2.18%	8.41%	6.04%
with sales charge	-3.43%	7.19%	5.44%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	2.58%	8.87%	6.53%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the benchmark indices do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

***

The S&P Composite 1500® Index measures the performance of 1,500 publicly traded stocks. “S&P 1500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
∧

The Barclays U.S. High Yield Loan Index is a benchmark index that incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

THRIVENT OPPORTUNITY INCOME PLUS FUND

Michael G. Landreville, CFA and CPA (inactive), Gregory R. Anderson, CFA and CPA (inactive), Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund primarily invests in a broad range of debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Opportunity Income Plus Fund earned a return of 0.47%, compared with the median return of its peer group, the Lipper Multi-Sector Income Funds category, of -0.48%. The Fund’s market benchmarks, the Barclays U.S. High Yield Loan Index, the Barclays U.S. High Yield Ba/B 2% Issuer Capped Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of 0.53%, -0.56% and 2.50%, respectively.

What factors affected the Fund’s performance?

The U.S. economy grew at a modest pace over the period with real gross domestic product (GDP) exhibiting a fair amount of volatility from quarter to quarter. The U.S. job market showed steady improvement as unemployment edged slowly toward 5%, a level that is nearing full employment as measured by the Federal Reserve. Subsequently, evidence of a greater-than-expected economic slowdown in China caused the price of oil and other commodities to plummet. Commodity-exporting economies in emerging markets suffered, global equity markets sold off and the U.S. dollar strengthened. These factors, plus a lack of inflation pressures, kept the Fed on hold with rates through the end of the period.

As a result, rates stayed in a fairly narrow band over the full period as a reflection of the low inflation and slower-than-expected growth. At the same time, plunging commodity prices, growing risk aversion and a spike in corporate debt issuance caused yield spreads to widen between corporate bonds and Treasuries, resulting in underperformance for both investment-grade and high-yield bonds.

The Fund seeks to generate yield by taking more credit risk, while dampening interest-rate risk by maintaining a shorter average duration of three years or less. Therefore, corporate bonds comprise a significant portion of the Fund’s portfolio, including approximately 35% in floating-rate leveraged bank loans, 15% in high-yield corporate bonds and 10% in investment-grade corporate bonds. Approximately 20% of the Fund is invested in securitized assets, including nonagency residential mortgage-backed securities (RMBS).

The Fund’s outperformance versus its Lipper peers was the result of both security selection and yield curve positioning. In terms of asset selection, we benefited from an approximately 10% weighting in nonagency RMBS, an overweighting in leveraged bank loans versus high-yield bonds, and an underweighting in emerging markets. The nonagency RMBS sector outperformed nearly all other asset classes due to improving fundamentals in the housing market, while high-yield debt sharply underperformed and emerging market returns were flat

Because of the diversified nature of the Fund, its results were mixed versus the three more narrowly focused Barclays benchmarks. It outpaced the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index due to the Fund’s somewhat higher-quality bias. Conversely, the Fund lagged the Barclays U.S. Mortgage-Backed Securities Index, which represents high-quality mortgage-backed securities. The Fund’s primary detractor was exposure to metals, energy- and mining-related companies in the leveraged loan sector. The Fund also held some alternative equity securities, such as fixed-income closed-end funds, that underperformed. Results were in line with the Barclays U.S. High Yield Loan Index.

What is your outlook?

We continue to expect the U.S. to maintain GDP growth in the 2% to 3% range, while the unemployment rate will likely drop below 5%. If the jobless rate falls below this level, we should begin to see some upward pressure on wages which, combined with a stabilization or increase in commodity prices, should lead to an uptick in inflation. We anticipate the Fed will begin raising rates in the next six months, although increases will likely be gradual. This will probably lead the Treasury yield curve to flatten further as rates increase for securities with maturities of five years and under.

We plan to maintain the Fund’s diversified asset allocation and shorter duration to help mitigate the impact of rising rates. The recent spread widening in the high-yield corporate segment has made valuations more attractive, leading us to look for opportunities to shift some exposure out of leveraged loans and into high-yield bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
Communications Services	14.8%
Foreign Government	11.1%
Mortgage-Backed Securities	10.3%
Financials	9.6%
Collateralized Mortgage Obligations	8.3%
Consumer Non-Cyclical	7.8%
Consumer Cyclical	7.2%
Technology	4.1%
Asset-Backed Securities	3.9%
Energy	3.8%
Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.8%
U.S. Treasury Notes	1.1%
American Airlines, Inc., Term Loan	1.1%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.8%
Russia Government International Bond	0.8%
NEP/NCP Holdco, Inc., Term Loan	0.8%
Integra Telecom Holdings, Inc., Term Loan	0.7%
Ortho-Clinical Diagnostics, Inc., Term Loan	0.6%
These securities represent 14.3% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	0.47%	3.04%	4.04%
with sales charge	-4.06%	2.09%	3.56%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.69%	3.33%	4.37%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. It is not possible to invest directly in the indices shown. If you were to purchase any of the above individual securities represented in those indices, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

***

The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
∧

The Barclays U.S. High Yield Loan Index is a benchmark index that incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

THRIVENT PARTNER EMERGING MARKETS EQUITY FUND

Subadvised by Aberdeen Asset Managers Limited

The Fund seeks long-term capital growth.

The Fund primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Partner Emerging Markets Equity Fund earned a return of -17.75%, compared with the median return of its peer group, the Lipper Emerging Markets Funds category, of -15.03%. The Fund’s market benchmark, the MSCI Emerging Markets Index, earned a return of -14.22%. Effective February 26, 2015, Aberdeen became the subadviser of the fund. Accordingly, Aberdeen has not yet subadvised the Fund for a full calendar year.

What factors affected the Fund’s performance?

Emerging market equities fell over the review period. Stock markets were relatively resilient early on, even staging a rally in the first quarter of 2015 on the back of a wave of global monetary easing. Nonetheless, investors were subsequently spooked by a raft of negative catalysts, including plummeting commodity prices, political uncertainty, Greece’s protracted financial crisis and renewed concerns over the severity of China’s economic slowdown. The U.S. Federal Reserve’s mixed signals on interest rates added to uncertainty. However, emerging markets benefited from a revival in risk appetites toward the end of the period, buoyed by prospects for continued monetary stimulus in Europe and China. But, it was too little, too late to recoup losses from the earlier market rout.

The Fund performed largely in line with the benchmark, as positive stock selection compensated for negative currency impact. In Asia, the underweighting to China was a key detractor from performance. The market was buoyed by hopes of further stimulus and prospects of increased fund flows following various initiatives to improve investment links across the border. That said, stocks later retreated sharply following surprise yuan devaluation and a crackdown on margin trading. Among the Fund’s holdings, PetroChina lagged over the year, owing to concerns about persistently low oil prices. Although conditions remain challenging for energy companies, PetroChina has low-cost reserves backed by a robust balance sheet. Elsewhere, growth concerns weighed on Indonesian equities, including our holding in Astra International. Its share price plunged as fuel subsidy cuts dampened auto sales volumes. Conversely, Korea’s Samsung Electronics contributed to performance as it proved more resilient than the regional benchmark. Toward the end of the period, it took steps to boost shareholder value as it announced plans to repurchase 11.3 trillion South Korean won ($9.87 billion) worth of shares, while continuing to grow its dividend.

Good stock selection in Latin America compensated for market weakness. Notably, in Brazil, equities tumbled and the Brazilian real continued to depreciate after S&P’s downgrade of the nation’s debt. Banco Bradesco and miner Vale were among the largest detractors from relative performance, as they fell in tandem with the local benchmark. However, in Mexico, airport operator Asur continued to rally, driven by consistent growth in passenger traffic, while bottler and convenience store operator Femsa rose on the back of acquisitions in its pharmacy business.

In EMEA (Europe, Middle East and Africa), shares of South African beverage company SABMiller rallied toward the end of the period on news of a potential takeover bid from rival brewer ABI. In Poland, food retailer Jeronimo Martins continued its steady share price recovery as it began to implement its strategic plan to address the challenges in the local food retail market.

What is your outlook?

The recent stock market rally may have brought some relief to investors after a punishing year, but emerging market equities still face several headwinds. The possibility of a U.S. interest rate rise in the near future will continue to weigh on sentiment. Developing economies will also have to adjust to a slowdown in trade and investment flows as global economic growth decelerates. On a brighter note, emerging market sovereign balance sheets are generally in better shape than they were during the “taper tantrums” of 2013, which puts them in a better position to cope with higher U.S. interest rates. While the portfolio may be vulnerable to stock market turbulence, our view is that markets ultimately reward well-run companies. Despite the uncertainty and challenging operating environment, we have been encouraged by our holdings’ results, which have largely remained resilient.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	91.7%
Preferred Stock	6.2%
Short-Term Investments	2.1%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	32.5%
Consumer Staples	15.7%
Information Technology	14.3%
Materials	9.4%
Consumer Discretionary	8.6%
Energy	7.4%
Telecommunications Services	5.2%
Industrials	3.6%
Health Care	1.2%
Top 10 Countries
(% of Net Assets)
India	15.6%
Hong Kong	11.9%
Brazil	8.5%
Mexico	8.4%
South Korea	7.4%
Turkey	5.4%
United Kingdom	4.9%
Taiwan	4.7%
Russia	4.2%
Thailand	4.1%
Investments in securities in these countries represent 75.1% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

Portfolio Composition excludes collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	From Inception 8/31/2012
without sales charge	-17.75%	-7.09%
with sales charge	-22.27%	-8.73%

Institutional Class[3]	1-Year	From Inception 8/31/2012
Net Asset Value	-17.53%	-6.78%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI Emerging Markets Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT SMALL CAP STOCK FUND

Matthew D. Finn, CFA, and James M. Tinucci, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Small Cap Stock Fund earned a return of 1.32%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 0.63%. The Fund’s market benchmark, the Russell 2000® Index, earned a return of 0.34%.

What factors affected the Fund’s performance?

During the period, the Fund outperformed due to stock selection. Strong areas of stock selection included financials, consumer discretionary and health care. In financials, the Fund benefited from strong stock selection in regional banks. Positions in Synovus Financial Group, operating in Georgia and other states in the Southeast, and Hanmi Financial, operating primarily in southern California, contributed favorably to results. Our holdings in real estate investment trusts (REITs) also performed well, including a position in Extra Space Storage, as well as other companies in the self-storage properties sector. The Fund also benefited from our avoidance of mortgage REITs. In insurance, the Fund owned HCC Insurance Holdings, a property and casualty insurance company that was taken over at a premium during the period.

In the consumer discretionary sector, Papa John’s International was a meaningful outperformer. In addition, apparel companies G-III Apparel Group and Oxford Industries benefited performance. In health care, equipment company NuVasive, which offers surgical treatments for spine disorders, appreciated strongly. The Fund also experienced favorable results from health care supplies company Align Technology, which makes the Invisalign system for misaligned teeth.

What is your outlook?

We believe the U.S. economy has likely passed the midpoint of its recovery. Our viewpoint is based on the operating performance of many companies across all industries. Cyclical companies have recovered and seen above-trend sales growth and margins, while some industries have already rolled over and are in deep downturns, including agriculture, energy and mining in particular. Outside of the U.S., we believe there is still room for recovery in Europe and emerging markets. If these areas start to gain some traction, it would be beneficial to some of the companies that are owned in the Fund. All that being said, our investment approach does not rely on economic forecasting. Our goal is to find solid companies at attractive prices that have a long runway for operating performance improvement, and that we can hold through an economic cycle.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	98.5%
Mutual Funds	1.0%
Short-Term Investments	0.5%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	25.2%
Industrials	21.0%
Information Technology	17.2%
Health Care	13.4%
Consumer Discretionary	12.0%
Materials	4.5%
Energy	1.9%
Consumer Staples	1.9%
Utilities	1.2%
Other Mutual Funds Equity	1.0%

Top 10 Holdings
(% of Net Assets)
Virtusa Corporation	3.3%
Teleflex, Inc.	3.0%
Synovus Financial Corporation	2.6%
EMCOR Group, Inc.	2.4%
Broadridge Financial Solutions, Inc.	2.3%
Progressive Waste Solutions, Ltd.	2.2%
Core-Mark Holding Company, Inc.	2.2%
Hanmi Financial Corporation	2.1%
ExamWorks Group, Inc.	1.8%
G-III Apparel Group, Ltd.	1.7%

These securities represent 23.6% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	1.32%	10.31%	5.18%
with sales charge	-4.25%	9.07%	4.59%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	1.86%	10.92%	5.80%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MID CAP STOCK FUND

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Mid Cap Stock Fund earned a return of 3.60%, compared with the median return of its peer group, the Lipper Mid Cap Core Funds category, of 1.59%. The Fund’s market benchmark, the Russell Midcap® Index, earned a return of 2.77%.

What factors affected the Fund’s performance?

Solid stock selection within the industrial, health care and financial sectors more than offset underperformance from the consumer discretionary and consumer staples sectors. Southwest Airlines was the greatest contributor among the industrial sector’s widespread outperformance. Improving revenue opportunities benefited Southwest after the company began offering more direct flights from Dallas Love Field and international routes to Latin America. In addition, Southwest improved margins and returns by tightly controlling costs.

The health care sector also experienced significant outperformance from multiple industries, including health care equipment and services. Hologic, C.R. Bard and Edwards Lifesciences each posted improving revenues after new products were introduced at all three companies. Also, increasing health insurance coverage boosted the top and bottom lines of both Centene and Universal Health Services.

The Fund’s large investment in Nasdaq and overweighting in regional banks buoyed performance in the financial sector. Nasdaq’s improved performance resulted from a move to a diversified business model that is concentrated on value-added services, while lowering the firm’s reliance on trading revenues. Regional banks experienced a tailwind from cheap valuations, combined with improving loan growth throughout the year.

The Fund did have some struggles during the year, with the majority concentrated in the two consumer sectors. For example, even though Scripps Networks Interactive had solid television ratings, the combination of cord-cutting and increased programming costs was too much to overcome. Finally, Keurig Green Mountain was the Fund’s worst performer after the company’s poor execution related to new brewer rollouts, increased price competition and accelerating costs buffeted the stock.

What is your outlook?

Many uncertain situations around the world will keep market volatility elevated. These risks include, but are not limited to, slow worldwide economic growth, the Middle East refugee crisis and diverging worldwide monetary policies. These risks are somewhat offset by the continued significant liquidity pumped into the worldwide economy, negative investor sentiment and improved valuations. We believe a continued focus on stock selection, with a preference for investments that offer company-specific growth opportunities, is the best path forward.

In this environment, the Fund is overweighting the information technology, industrial and health care sectors. Information technology firms should benefit as companies invest in technology to improve their productivity in a slow-growth world. Company-specific factors offer select opportunities within the industrial sector. Finally, rising health care utilization should continue to buoy the health care sector. Conversely, more frugal consumers that continue to improve their personal balance sheets will make growing revenues difficult for consumer discretionary companies.

Specifically, the Fund continues to emphasize growth factors with a focus on relative revenue growth, above-consensus incremental margins and free cash flow, as well as companies that are improving returns on capital. While valuation spreads have begun to widen and the environment is beginning to create select opportunities among traditionally cyclical industries, we believe patience is required. The diverging monetary policies between the Federal Reserve and other central banks, particularly in Europe, Japan and China, have the potential to continue putting upward pressure on the dollar and downward pressure on commodity prices. With many cyclical industries’ fortunes tied to commodity prices, we will be patient adding exposure as valuation opportunities present themselves. Overall, the outlook is much like what has existed over the past year—increased volatility, slow worldwide growth and narrow (but slightly widening) valuation spreads. We will continue to focus on finding companies that we believe can improve returns through superior growth and margin potential, while looking for valuation opportunities within beaten-down cyclical industries.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	93.9%
Short-Term Investments	6.1%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	25.0%
Information Technology	20.3%
Industrials	16.4%
Health Care	11.8%
Consumer Discretionary	9.0%
Energy	4.0%
Consumer Staples	3.0%
Materials	2.9%
Utilities	1.7%
Top 10 Holdings
(% of Net Assets)
NVIDIA Corporation	5.0%
Alliance Data Systems Corporation	4.1%
Southwest Airlines Company	3.8%
Huntington Bancshares, Inc.	2.8%
Red Hat, Inc.	2.7%
NASDAQ OMX Group, Inc.	2.6%
Hologic, Inc.	2.5%
Applied Materials, Inc.	2.4%
DISH Network Corporation	2.4%
ADT Corporation	2.4%

These securities represent 30.7% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	3.60%	12.56%	7.78%
with sales charge	-2.10%	11.29%	7.17%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	4.05%	13.05%	8.29%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER WORLDWIDE ALLOCATION FUND

Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Managers Limited, and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

The Fund primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Fund’s sub-advisers may not be complementary.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Partner Worldwide Allocation Fund earned a return of -2.14%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of -1.17%. The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA, earned a return of -4.68%.

What factors affected the Fund’s performance?

The Fund’s performance was impacted positively by the relative performance of four of the five subaccount managers, each of which did well within their respective categories. One manager detracted as it did not perform well relative to its peer group.

To review, the Fund is managed using five discreet management styles reflecting the broad range of opportunities in non-U.S. markets. The large-cap allocation of 60% of portfolio assets is split between two investment advisers, one investing in a large-cap growth strategy and the other, a large-cap value manager. The large-cap growth manager performed well versus both its benchmark and the peer category. The large-cap value manager did not perform well versus its group owing to an overweighted position in euro area markets, a position that was impacted by significant euro weakness versus the dollar and exposure to financial stocks. Another 30% of portfolio assets is evenly divided between an MSCI Europe, Asia and Australasia manager in small-cap stocks in developed economies and an emerging markets equity investment manager. The former performed quite well versus both the benchmark and peers and was a strong contributor to results.

Those results were partially offset by our exposure to emerging market equities, which performed poorly in the period relative to developed markets. Although our manager performed well versus the category of emerging market equity managers, the group still lagged the performance seen in developed international markets by a wide margin. Weakness in China as well as commodity-based emerging market economies caused this segment of the market to fare poorly in the period. Finally, 10% of the portfolio is allocated to an emerging market debt manager. That manager performed quite well against its group and benchmark, and the group performed well versus the equity markets, adding to performance.

What is your outlook?

Since late in 2011 and up until the third quarter of 2015, equity markets generally had been performing quite well on a local currency basis. This performance was based on confidence in the global economic recovery continuing and the potential positive impact of aggressive monetary policies on the part of both the European and Japanese central banks. Europe does appear on the cusp of a pickup in growth following the challenges presented by the euro crisis and the issues in Greece. Japan also had seen some improvement in economic growth following extremely unusual activity on the part of the central bank to lift asset prices and depreciate the yen, including the purchase of stocks—an unprecedented activity in the modern financial era. During 2015, it appeared both sets of policies were having less than the desired effect while at the same time, China, heretofore a significant contributor to global growth, was undergoing an economic slowdown as it transitioned from an export to consumption-based economy.

All of these issues have resulted in a steady, albeit tepid, markdown in expectations for global growth. Global equity markets, already struggling to advance in 2015, underwent a severe correction in the third quarter of this year.

We believe the most likely path is continued modest growth but acknowledge risks are not insignificant. Debt growth in emerging markets, particularly in the private sector, has been extraordinary this cycle. We believe that is an area of high risk, particularly in commodity-based economies. In the developed world, it is difficult to find those types of excesses usually associated with recessions. That being said, emerging markets are now close to 50% of global gross domestic product (GDP), making them a not insignificant factor. We expect to remain cautiously positioned.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	86.7%
Long-Term Fixed Income	10.5%
Short-Term Investments	1.9%
Preferred Stock	0.9%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	23.2%
Industrials	14.0%
Consumer Discretionary	12.9%
Consumer Staples	9.6%
Information Technology	7.5%
Foreign Government	7.4%
Health Care	7.2%
Materials	6.9%
Energy	3.8%
Telecommunications Services	2.5%

Top 10 Countries
(% of Net Assets)
Japan	16.9%
United Kingdom	9.3%
France	7.3%
Switzerland	6.9%
Germany	5.5%
Netherlands	4.2%
Italy	3.1%
Hong Kong	3.0%
Canada	2.9%
Spain	2.6%

Investments in securities in these countries represent 61.7% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2015

Class A2	1-Year	5 Years	From Inception 2/29/2008
without sales charge	-2.14%	3.39%	0.92%
with sales charge	-7.49%	2.23%	0.18%

Institutional Class[3]	1-Year	5 Years	From Inception 2/29/2008
Net Asset Value	-1.77%	3.79%	1.29%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

Effective February 28, 2015, the MSCI All Country World Index ex-USA Gross was replaced with the MSCI All Country World Index ex-USA Net. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Fund. Thus the MSCI All Country World Index ex-USA Gross will not be shown in shareholder reports of the Fund for fiscal periods ended October 31, 2016 and beyond. As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index ex-USA Net, MSCI All Country World Index ex-USA Gross and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI All Country World Index ex-USA Net is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI All Country World Index ex-USA Gross is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP GROWTH FUND

David C. Francis, CFA, and Darren M. Bagwell, CFA, Portfolio Co-Managers

The Fund seeks long-term capital appreciation.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Large Cap Growth Fund earned a return of 11.61%, compared with the median return of its peer group, the Lipper Large Cap Growth Funds category, of 8.16%. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a return of 9.18%.

What factors affected the Fund’s performance?

Security selection was the overwhelming driver of the Fund’s performance over the past year. Our successful security selection is directly attributable to our internal research team, whose recommendations accounted for more than 95% of the Fund’s 34 holdings as of the period end. Our overarching preference for higher-quality companies (those with higher free cash flows) and sustainable market advantages invariably leads to a relatively concentrated portfolio. In the past year, our portfolio was especially well suited for the low-growth economic environment, in which the market put a growing premium on a few large, dependable, non-cyclical growth companies. Outperformance was widespread across all sectors except for energy and technology hardware, but was most notable in the consumer discretionary sector and the Internet software industry.

Consumer discretionary holdings were the single biggest source of outperformance, especially positions in Amazon.com, Nike and Starbucks. Amazon.com has begun to show tangible leverage of its retail distribution network, while its Amazon Web Services unit has emerged as a market leader in the exploding cloud infrastructure market. Nike continues to be a global brand powerhouse that has far surpassed expectations in terms of its penetration into emerging markets, including China. Starbucks is another global brand that has successfully grown its business in China, while beginning to harvest its significant and unmatched investment in technology to improve traffic and margins globally.

Also meriting mention is the Fund’s meaningful success in its Internet software holdings, especially web-focused companies Alphabet (formerly known as Google) and Facebook. Both companies are the leading beneficiaries of what we believe are the two dominant trends in the consumer-facing Internet marketplace: accelerating mobile monetization rates and programmatic buying in display advertising. Alphabet has garnered enormous excitement with its new chief financial officer along with evidence that the company was going to improve its financial transparency and investment discipline. These factors have resulted in a re-rating of the company’s shares. Facebook has become the dominant player in web-based advertising, while it still has enormous potential markets yet to be tapped through Instagram, Messenger, Whatsapp and Oculus, the company’s virtual reality division.

The energy sector was the largest detractor from the Fund’s performance for the 12-month period. While the returns in the group were not materially different than the sector as a whole, the fact that the Fund had more exposure dedicated to the worst-performing sector in the market than either its index or peers was costly. While we have pared down this exposure since the end of the period, the Fund continues to hold an overweighted position in energy.

In technology hardware, Apple continued to be an outperformer for the Fund, but our heavy exposure to traditional storage companies such as EMC and NetApp more than offset those gains. While we recognized the technology shifts that were depressing the results of storage hardware companies, we underestimated the pace of adoption of cloud-based technologies, as well as their impact in delaying decision cycles and thereby pushing out revenues and pressuring prices. We also missed the surge in semiconductor valuations in the latter part of the period as results showed signs of bottoming and better trends emerged in some key areas, especially communications. Semiconductor stocks are characterized by high capital intensity, as well as short and swift performance cycles. We have historically found this industry difficult to traverse with our longer-term approach, which will likely continue to be the case going forward.

What is your outlook?

Our focus on generating returns through security selection make any form of outlook of secondary importance to the Fund’s positioning or performance. That being said, we believe domestic economic growth will remain sluggish at below 3%. We believe earnings will grow in excess of this rate in the next few years as margins are sustained or improve and global markets grow at a greater pace; however, we are concerned they may not meet market expectations of 10%+ growth because of the continued strength in the dollar. While we expect an initial rate hike in December, whether it occurs or not, we believe rates and inflation will stay exceptionally low for years. Uncertainty about the path of rates will likely make markets volatile for quite some time. We believe the Fund is well positioned for this scenario with its focus on higher-quality growth.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	92.6%
Short-Term Investments	7.4%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	35.9%
Consumer Discretionary	24.2%
Health Care	17.7%
Industrials	5.7%
Financials	5.1%
Energy	4.7%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	6.5%
Amazon.com, Inc.	6.3%
Facebook, Inc.	5.5%
Visa, Inc.	4.9%
Starbucks Corporation	4.7%
NIKE, Inc.	4.4%
Cerner Corporation	4.0%
Actavis, Inc.	3.9%
Alphabet, Inc., Class A	3.6%
Home Depot, Inc.	3.4%

These securities represent 47.2% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	11.61%	14.14%	7.45%
with sales charge	5.52%	12.86%	6.84%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	12.12%	14.59%	7.91%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP VALUE FUND

Kurt J. Lauber, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Large Cap Value Fund earned a return of 1.14%, compared with the median return of its peer group, the Lipper Large Cap Value Funds category, of 0.55%. The Fund’s market benchmark, the Russell 1000® Value Index, earned a return of 0.53%.

What factors affected the Fund’s performance?

Stock selection was the cause of the Fund’s better relative performance versus its peer group and benchmark, while asset allocation was a slight detractor. Stock selection was strong in the consumer discretionary, information technology, utilities and materials sectors. However, stock selection detracted in the industrial and financial sectors, as did an overweighting in energy.

In consumer discretionary, the Fund benefited from owning home improvement company Lowe’s and auto parts supply company Delphi Automotive, which represented two areas attracting consumer spending. The Fund was also rewarded for its sale of Time Warner Cable after a takeover offer, and for the purchase of Comcast.

In information technology, the Fund benefited from the performance of mature technology companies such as Cisco Systems, Microsoft and Texas Instruments. We also made a well-timed purchase of Google (renamed Alphabet in August), another company that investors considered to be mature due to worries about the slowing of its core desktop search business in favor of mobile search and competitive losses to Facebook. However, improvement in Google’s core business and financial discipline from its new chief financial officer put these fears to rest.

In utilities, NiSource and Pacific Gas and Electric Company (PG&E) provided favorable returns in a weak utility market. PG&E had closure with a final court ruling on a pipeline gas explosion that has been an overhang for the company. It also benefited from a positive regulatory rate case on the electric side of the business, which should allow for above-industry growth.

The majority of the underperformance in industrials and energy can be traced back to the decline in oil prices and disappointing growth in emerging markets. The Fund’s oil- and gas-levered holdings such as Marathon Oil, EQT Corporation, Flour and Pentair have been hurt as a result of an approximately 50% drop in energy prices since October 2014. Also, the share price of our position in CSX Corporation fell from last October’s heights related to merger talks with Canadian Pacific. While the merger did not materialize, weak macro growth and tepid international trade slowed rail volumes.

What is your outlook?

Although the market is late in the economic cycle, we believe investment opportunities still exist. This cycle appears to be one of extended slow growth, while valuations remain near average levels relative to history. As always, our focus remains on stock selection.

We have maintained the Fund’s technology overweighting. While Cisco Systems, Microsoft and Oracle still trade at a discount to the market based on price-to-free-cash-flow due to customers’ cautious IT spending and fears of technology obsolescence, they have shown the ability to transition to cloud-based architecture. However, we sold several other technology holdings that were not as successful, including Teradata and NetApp.

In consumer discretionary, automotive sales have reached last cycle’s peak in the U.S., but motorcycle sales remain 40% below. As a result, we sold some of our Delphi Automotive position in exchange for a new holding in Harley-Davidson.

Valuations are at historically low levels in the energy and materials sectors, while wide valuation spreads provide for ample stock selection opportunities. We believe the supply response from U.S. energy companies to drastically lower rig counts should lead to a better supply and demand balance. However, Saudi Arabia’s response to keep production high has slowed this transition. We have taken advantage of this double dip in energy to add to Weatherford International and Devon Energy. However, we have sold some of the Fund’s energy-exposed industrial companies such as Flour and Pentair and replaced them with United Parcel Service. UPS has been under pressure from its transition to more of a business-to-consumer model and has faced a couple of challenging holiday shopping seasons. However, we believe a new technology system and pricing should improve operations. The Fund continues to hold CSX Corporation due to strong pricing. When volume increases, we anticipate the company will benefit from operating leverage. In materials, we added Mosaic and Albemarle and sold outperformer Celanese. After five years of good harvests, fertilizer company Mosaic is under pressure. However, we believe its good industry structure should mitigate this downside.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	98.2%
Short-Term Investments	1.8%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	22.7%
Information Technology	16.9%
Health Care	13.8%
Energy	11.5%
Consumer Discretionary	9.5%
Industrials	8.9%
Consumer Staples	5.8%
Materials	4.2%
Utilities	3.0%
Telecommunications Services	1.8%

Top 10 Countries
(% of Net Assets)
Cisco Systems, Inc.	4.6%
Citigroup, Inc.	3.7%
Merck & Company, Inc.	3.6%
Microsoft Corporation	3.6%
Lowe’s Companies, Inc.	3.5%
CVS Health Corporation	3.4%
Comcast Corporation	3.1%
Chevron Corporation	3.0%
Bank of America Corporation	2.8%
PG&E Corporation	2.7%

These securities represent 34.0% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	1.14%	11.63%	6.18%
with sales charge	-4.41%	10.39%	5.59%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	1.55%	12.15%	6.72%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP STOCK FUND

David C. Francis, CFA, and Kurt J. Lauber, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Large Cap Stock Fund earned a return of 4.59%, compared with the median return of its peer group, the Lipper Global Large Cap Core Funds category, of 0.86%. The Fund’s market benchmarks, the MSCI World Large Cap Index - USD Net Returns and the Russell Developed Large Cap Index, earned returns of 1.48% and 2.48%, respectively.

What factors affected the Fund’s performance?

Strong stock selection was the key driver of the Fund’s favorable returns versus its peer group and benchmark during the reporting period. Stocks in the consumer discretionary sector added the most value, led by our positions in Amazon.com, Starbucks, AutoZone, WH Smith and Persimmon. In the media industry, Comcast outperformed as did Fujifilm Holdings in leisure equipment and products. Weakness in Las Vegas Sands detracted in the consumer discretionary group. In financials, Blackstone Group outperformed as did Intercontinental Exchange. In the insurance industry, our holdings in Allianz, Direct Line Insurance Group and Amlin all benefited the Fund’s relative performance. In the materials sector, which includes commodity-oriented industries, the Fund was generally underweighted in the group, which lifted results because the performance of basic commodities was quite poor in the period. That being said, we did have holdings in companies less exposed to basic commodity prices that performed well such as: Celanese and Sumitomo Seika Chemicals in the chemical industry; Oji Holdings and UPM-Kymmene in the paper and forest products industry; and Rexam and BillerudKorsnas in the container and packaging industry. In the utilities sector, holdings in NiSource and Pacific Gas and Electric Company benefited performance. In telecommunications, Freenet performed quite well.

Detractors in the period included an underweighted position in the strongly performing tobacco industry within the consumer staples sector. In the food industry, our position in Nestle did not perform well. Also, the Fund had a modest underweighting in the consumer staples sector that detracted from results. The other segment weighing on the Fund’s results was energy, where we had a modest overweighting in this poorly performing sector. Additionally, we did not fare well within the energy group because we tended to have less exposure to more defensive, multinational companies than our benchmarks.

What is your outlook?

Global equity markets in the developed world have been quite strong over the past few years in anticipation of acceleration in economic activity that would lead to a pickup in revenue and earnings growth, validating the sharp price advances. Despite the best efforts of policymakers, particularly central banks, growth momentum continues to moderate. Part of the recent challenge has been the slowdown of growth in China, which is rippling back to other emerging market and developed economies. Slowing growth is also having a severe negative effect on the commodity sector, with particular weakness in base metals and oil. The fall in oil prices was expected to stimulate demand for other goods, as consumers reaped the benefit of lower prices at the pump. While that ultimately is likely to be the case, the near-term stimulus from lower gas and diesel prices has yet to emerge.

In the developed world, it is difficult to find conditions that are precursors to a recession. In the emerging world, there are elements of the current economic recovery and expansion that are worrisome, specifically, the amount of corporate debt issued over the past decade at a time when revenues and profit margins have been under pressure. We continue to monitor this area for evidence of economic deterioration.

The other wildcard is geopolitics, an area fraught with risk, particularly in the Middle East. The elements at play in that region are more significant owing to their proximity to global oil reserves.

In summary, equity markets have priced in a lot of good news, and while economic growth has slowed, it is still positive. The U.S. economy seems to be the most stable, while Europe finally appears to be coming out of its bout of economic malaise. At least in Europe, there are significant opportunities to improve revenues, margins and profit growth. Valuations for equity markets are quite full and the economic recovery is now in its seventh year. This represents an extended period of growth, even if it is more tepid than usual. While we are mindful that opportunities are available, we do have a heightened awareness of risk.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	82.9%
Short-Term Investments	16.6%
Mutual Funds	0.5%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	16.6%
Information Technology	13.7%
Consumer Discretionary	12.7%
Health Care	11.1%
Industrials	8.3%
Consumer Staples	7.0%
Energy	6.9%
Utilities	2.5%
Materials	2.4%
Telecommunications Services	1.5%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	4.0%
Starbucks Corporation	2.9%
Amazon.com, Inc.	2.5%
J.P. Morgan Chase & Company	2.5%
Merck & Company, Inc.	2.2%
AutoZone, Inc.	2.2%
Boeing Company	2.0%
Alphabet, Inc., Class A	2.0%
Alphabet, Inc., Class C	1.9%
Citigroup, Inc.	1.7%
These securities represent 23.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	4.59%	10.59%	5.20%
with sales charge	-1.18%	9.35%	4.61%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	5.02%	11.08%	5.70%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

Effective February 28, 2015, the Russell Developed Large Cap Index was replaced with the MSCI World Large Cap Index - USD Net Returns. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Fund. Thus the Russell Developed Large Cap Index will not be shown in shareholder reports of the Fund for fiscal periods ended October 31, 2016 and beyond. As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI World Large Cap Net Index, the Russell Developed Large Cap Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The MSCI World Large Cap Index - USD Net Returns is an index that represents large cap stocks in 23 developed market countries.
***

The Russell Developed Large Cap Index measures the large-cap segment of the developed equity universe. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT HIGH YIELD FUND

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent High Yield Fund earned a return of -0.77%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of -1.97%. The Fund’s market benchmark, the Barclays U.S. Corporate High Yield Bond Index, earned a return of -1.94%.

What factors affected the Fund’s performance?

The high-yield market underperformed during the fiscal year as risk aversion spiked and the yield spread between high-yield bonds and Treasuries widened from 4.15% at the beginning of November 2014 to 5.60% by the end of October 2015. The primary cause of the sell off in the high-yield market was the economic slowdown reported by China, which is the world’s largest user of commodities such as oil, coal and copper, and the corresponding ripple effect felt throughout the world. As a result, the U.S. dollar continued to strengthen while the price of oil and other commodities dropped sharply.

Similar to the prior year, the significant decline in oil and commodity prices caused the energy sector to be the worst-performing area of the high-yield market, with both the exploration and production and oil services industries falling by more than 20%. Likewise, the metals and mining sector significantly underperformed, while the paper industry was also weak.

The high-yield market experienced a much greater dispersion of returns among credit quality buckets versus the prior year, with lower-quality bonds dramatically underperforming. The CCC-rated and B-rated sectors posted average returns of -7.56% and -2.58%, respectively, while BB-rated bonds gained 1.27%. As risk aversion increased and longer-term rates moved modestly lower, the market strongly favored less risky BB-rated bonds, which also tend to have longer durations.

The Fund’s strong relative performance versus the Barclays benchmark and the median return of its Lipper peers was driven by three factors. First, we had positioned the Fund more conservatively with an average 7% underweighting to CCC-rated securities during the period, which benefited performance as lower-rated securities underperformed. Second, returns were aided by our underweighting and security selection in both the metals and mining as well as the exploration and production industries. Third, our Fund was slightly lower yielding, and therefore less risky, than the benchmark.

Although relative returns were strong during the period, the Fund did have a few select areas that underperformed. In the electric industry, we owned an alternative renewable energy credit that sold off significantly after the company lost investor confidence. However, we continue to like and own this credit. We also experienced a modest drag from our overweighted position and credit selection in the shipping industry, another underperforming area of the market.

What is your outlook?

Our longer-term outlook for the high-yield market is neutral. We expect to see U.S. economic growth of around 2.0% to 3.0%, which should provide a solid fundamental backdrop for this area of the market. With interest rates backing up and spreads widening out, the high-yield market has not experienced much new supply over the past few months, which should support prices. We do anticipate the high-yield default rate will increase from this year’s historically low level of 1.5% to somewhere between 3.5% and 5.0%. However, with spreads versus Treasuries at around 5.5%, we believe high-yield investors are getting adequately compensated for this higher default rate. The one factor keeping us more cautiously disposed toward high yield is the general contraction of available credit in the market. If credit standards become too tight, default rates could move higher as banks steer away from lending money to struggling companies.

Because of this, we are continuing to maintain a somewhat defensive posture with an underweighting in metals and mining and CCC-rated bonds. However, after holding approximately 6% in cash during the reporting period, we are putting most of that money back to work, particularly in higher-quality energy credits that have sold off significantly. We have moved to a neutral weighting in the health care sector due to the recent controversy surrounding drug pricing and regulations. We continue to maintain the Fund’s slightly shorter duration, or level of interest-rate sensitivity, than its peers and its approximately 5% weighting in floating-rate bank loans, both of which help to protect against potentially higher rates.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors

(% of Net Assets)

Communications Services	18.2%
Consumer Cyclical	14.2%
Consumer Non-Cyclical	12.7%
Energy	10.8%
Financials	10.0%
Capital Goods	7.7%
Technology	7.4%
Utilities	4.9%
Transportation	4.5%
Basic Materials	3.8%

Top 10 Holdings
(% of Net Assets)
Sprint Communications, Inc.	1.5%
Icahn Enterprises, LP	1.0%
Frontier Communications Corporation	0.9%
Alliance Data Systems Corporation	0.8%
iHeartCommunications, Inc., Term Loan	0.8%
Intelsat Jackson Holdings SA	0.8%
Ally Financial, Inc.	0.8%
Noble Energy, Inc.	0.8%
Berry Plastics Corporation	0.8%
First Data Corporation, Term Loan	0.8%
These securities represent 9.0% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	-0.77%	5.91%	6.75%
with sales charge	-5.28%	4.93%	6.25%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	-0.66%	6.26%	7.15%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT INCOME FUND

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital. The Fund primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Income Fund earned a return of 0.65%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 0.32%. The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, earned a return of 1.96%.

What factors affected the Fund’s performance?

U.S. economic growth averaged around 2.5% during the period, although gross domestic product figures were somewhat volatile from quarter to quarter. The period started with anticipation building for a Federal Reserve rate hike sometime in mid-2015 in light of the steady improvement in the U.S. economy and job market. However, growth outside the U.S. showed a marked slowdown, particularly in China, causing a significant drop in commodity prices and a sell off in global equity markets. These factors, plus a lack of wage growth domestically, kept inflation subdued and the Fed on hold, with the federal funds rate staying at its record low level through the end of the period.

The resulting interest-rate backdrop was mixed as rates declined modestly for Treasuries with maturities of five years and longer while short-term rates rose, causing a flattening of the Treasury yield curve. Longer-duration Treasuries ended the period as one of the strongest-performing asset classes, benefiting from price appreciation as longer rates fell. However, plunging commodity prices, growing risk aversion and a spike in debt issuance caused yield spreads to widen between corporate bonds and Treasuries, resulting in underperformance for both investment-grade and high-yield bonds. The high-yield market in particular was hurt by its greater exposure to bonds from energy and commodity-related issuers, which exhibited significant volatility due to falling oil and commodity prices.

The Fund’s performance versus its Lipper peers benefited from our strong industry and credit selection in the investment-grade corporate segment, which represented approximately 68% of the portfolio. In particular, returns were aided by an overweighting in the banking industry within financials. A higher-quality bias within our high-yield corporate exposure, which averaged 15% of the portfolio, was also helpful. Higher-quality BB-rated securities, which are more interest-rate sensitive, outperformed lower-quality B and CCC bonds due to the generally risk-averse environment and falling long-term rates. The Fund’s returns also received a modest boost from its approximately 4% position in leveraged loans, which we own as a hedge in case short-term rates rise. Although leveraged loans only produced modestly positive returns, their seniority in the capital structure helped them to handily outperform high-yield debt over the period.

On the other hand, the Fund’s composition of primarily corporate securities caused it to underperform the much higher-quality Barclays benchmark during the period. Corporate securities represent only about 25% of the Barclays index versus 87% for the Fund, plus the index has no high-yield credit exposure. In periods where risk assets perform poorly, the Fund will fall short of the benchmark. Along the same line, the Fund’s underweighted positions in government-backed agency mortgages and Treasuries, which together represented only about 8% of its portfolio, hindered results.

What is your outlook?

The U.S. economy appears to be performing reasonably well, which leads us to believe that moderate economic growth in the 2% to 3% range will continue. Although global economic growth has slowed, it appears to be stabilizing. With U.S. unemployment falling to 5% as of October 2015, we expect to start seeing some wage pressures that, combined with stable or rising commodity prices, should lead to an uptick in inflation. Therefore, we believe the Fed will be compelled to begin raising rates in the near future, but at a much slower and more gradual pace than has historically been the case.

With short-term rates likely to increase, we are continuing to position the Fund with a bias toward a shorter duration, which lessens its interest-rate sensitivity, while also maintaining its modest exposure to leveraged loans. The Fund remains overweighted in investment grade corporates, which are attractively valued in part due to the recent increase in supply. We will maintain a neutral weighting in high yield, but with a higher-quality bias due to the general contraction of available credit in the market, which could drive defaults higher. In light of several risks still present in the marketplace, we intend to remain focused on our fundamental analysis of companies and credits while also maintaining adequate liquidity in the Fund’s portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
Financials	31.7%
Communications Services	11.1%
Consumer Non-Cyclical	10.6%
Energy	7.8%
Utilities	6.2%
Consumer Cyclical	5.6%
Basic Materials	4.2%
Mortgage-Backed Securities	4.1%
U.S. Government and Agencies	4.0%
Transportation	3.5%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
U.S. Treasury Notes	0.9%
U.S. Treasury Notes	0.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.6%
U.S. Treasury Notes	0.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.5%
American Tower Corporation	0.4%
Verizon Communications, Inc.	0.4%
Pernod Ricard SA	0.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.4%
These securities represent 7.1% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	0.65%	4.26%	5.01%
with sales charge	-3.90%	3.32%	4.53%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.90%	4.65%	5.42%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.*

The Fund primarily invests in municipal bonds, the income of which is exempt from federal income taxation. Municipal bonds are subject to credit risk, which is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. Bond prices generally fall as interest rates rise. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. The value of the Fund is influenced by factors impacting the overall market, municipal bonds, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Municipal Bond Fund earned a return of 2.75%, compared with the median return of its peer group, the Lipper General Municipal Debt Funds category, of 2.54%. The Fund’s market benchmark, the Barclays Municipal Bond Index, earned a return of 2.87%.

What factors affected the Fund’s performance?

The municipal market experienced a somewhat unusual phenomenon during the period—interest rates rose for short and long-maturity bonds, while rates for 7-year to 12-year bonds stayed the same or moved lower. The result was a pivoting of the municipal yield curve, which steepened at the long and short ends and flattened in the middle, leading to outperformance for 7-year to 12-year maturities. Generally speaking, lower-quality, high-yield municipal securities underperformed higher-quality, investment-grade bonds; however, taking Puerto Rico bonds out of the equation, performance was comparable between the segments. While the total supply of municipal bonds was down in 2014, new issue supply has increased so far in calendar year 2015, with the majority due to refinancing. Local governments and municipalities continued to be reluctant to issue a significant amount of new debt for projects, but instead refinanced existing debt at lower rates. Although new issue supply is increasing, the overall market is actually shrinking because of the number of bonds being called or maturing. Defaults in the municipal market outside of Puerto Rico remained very low because revenues continued to improve at state and local levels.

The Fund outperformed the Lipper median because of our lack of exposure to several of the more challenged areas of the municipal market. The Fund had no exposure to Puerto Rico, including sales tax bonds that sold off mid-summer after the U.S. territory’s governor announced that debts were unpayable. Because of its commonwealth status, Puerto Rico does not have the option to declare bankruptcy like municipalities such as Detroit have done. Instead, Puerto Rico is likely to ask for significant concessions from its debt holders. The Fund also benefited from low exposure to New Jersey appropriation debt and Chicago-related credits. New Jersey and Chicago continue to struggle with operating deficits in their budgets and underfunded pension plans for public employees, which weighed on the performance of bonds from these markets.

The top-performing sectors in the Fund were port, hospital, electric and toll road revenue bonds. In addition, Fund performance was boosted by an increase in pre-refunding activity this year. We owned a number of bonds issued at higher rates in 2008 and 2009 that could not be called yet, but were eligible to be pre-refunded. In a pre-refunding, the bond issuer sells a second deal, usually with a lower yield, and invests the deal’s proceeds in an escrow account composed of U.S. Treasuries. The result is an immediate increase in the pre-refunded bond’s credit quality and price, while locking in its maturity to the first call date.

Detractors to the Fund’s performance during the period included its lower exposure to California bonds and its overweighting to Illinois bonds versus the index. Credit agencies have upgraded California because the state has made marked improvements in its budgeting process and rainy day fund. At the same time, the state of Illinois continued to struggle with downgrades, and its legislature remained locked in a budget stalemate with the governor.

What is your outlook?

With the U.S. economy continuing to grow, unemployment at 5% and inflation in check, we believe the Federal Reserve should begin to increase short-term rates at its December 2015 meeting. We will be keeping an eye on any developing news coming out of Congress regarding tax code reform or changes to the Affordable Care Act that could negatively impact the municipal bond market in the future. We believe supply will continue to be robust because the market still has a number of deals that could be refunded. We will continue to carefully monitor budget practices and pension funding across states and municipalities because of their effect on municipal bonds. In light of the strengthening U.S. economy and lower fuel prices, we would expect revenue bonds in the toll road, airport and port sectors to perform well. Events such as those taking place in Puerto Rico emphasize the importance of rigorous bottom-up credit selection since bondholders may be forced to take less than they are owed in the rare event of a default. We remain focused on finding attractive credits that generate consistent, competitive tax-exempt income to hold in the Fund for the long term.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors

(% of Net Assets)

Transportation	17.5%
Other Revenue	16.7%
Escrowed/Pre-refunded	14.3%
Education	13.4%
General Obligation	12.4%
Health Care	10.7%
Water & Sewer	3.9%
Electric Revenue	3.2%
Tax Revenue	3.0%
Industrial Development Revenue	2.3%

Top 10 States
(% of Net Assets)
California	11.9%
Texas	11.6%
Illinois	7.1%
New York	6.7%
Florida	6.3%
Ohio	5.0%
Washington	4.4%
Colorado	4.1%
Massachusetts	3.9%
Pennsylvania	3.8%
Investments in securities in these States represent 64.8% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
without sales charge	2.75%	4.16%	4.42%
with sales charge	-1.87%	3.21%	3.95%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	3.01%	4.43%	4.71%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT GOVERNMENT BOND FUND

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

The Fund seeks total return, consistent with preservation of capital.

The Fund primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and the U.S. government. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. The value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. Certain U.S. government securities are not backed by the full faith and credit of the U.S. government. Bond prices generally fall as interest rates rise. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Government Bond Fund earned a return of 1.83%, compared with the median return of its peer group, the Lipper General U.S. Government Funds category, of 1.56%. The Fund’s market benchmarks, the Barclays U.S. Agency Index and the Barclays U.S. Treasury Index, earned returns of 2.07% and 2.39%, respectively.

What factors affected the Fund’s performance?

The U.S. economy recorded more modest growth than economists had predicted, with gross domestic product (GDP) averaging in the mid 2% range during the period. Initially, market participants expected the Federal Reserve to commence raising the federal funds rate as early as June. As the summer progressed, however, and China reported a sharp slowdown in economic growth, energy and commodity prices dropped precipitously. In light of disappointing growth expectations and lack of inflationary pressures, the Fed held off on any rate increases through the Fund’s fiscal year-end.

The Fed’s inaction kept a lid on interest rates, which stayed in a fairly narrow band relative to historical averages throughout the period. Rates moved modestly higher for Treasury securities with maturities of three years or less, and declined for Treasuries with maturities of five years and longer, causing the yield curve to flatten. For example, two-year Treasury rates increased 0.23% over the period, while 10-year Treasuries dropped by 0.20%. Because bond prices move in the opposite direction of interest rates, longer-duration fixed-income assets outperformed. Treasury inflation protected securities (TIPS) struggled, underperforming regular Treasury securities by a wide margin because the significant drop in oil and commodity prices and lack of wage growth led to decreased inflation expectations. As a result, the demand for inflation protection continued to be lackluster and the Barclays TIPS Index returned -1.42% during the reporting period. On the other hand, the mortgage-backed securities segment turned in strong results due to improving fundamentals in the housing market.

Over time, the Fund’s makeup stays fairly constant and is composed primarily of U.S. government and agency securities. Approximately 40% of the Fund’s portfolio is invested in U.S. Treasuries, 40% in government debt issued by agencies such as Fannie Mae and Freddie Mac, 10% in agency mortgage-backed and asset-backed securities, and 10% in TIPS. The Fund’s performance versus the Lipper peer group was aided by our exposure to higher-yielding agency mortgage-backed securities, which outperformed other agency debt. The Fund also benefitted from its slightly higher weighting in longer maturity Treasuries. In addition, we held some high quality European sovereign debt and other sovereign and supranational debt guaranteed by the Export Import Bank of the United States that contributed favorably to the Fund’s performance. The main factor that hindered the Fund’s relative results versus the more narrowly focused Barclays U.S. Treasury Index and Barclays U.S. Agency Index was its TIPS exposure, a segment that underperformed during the period.

What is your outlook?

We continue to expect the U.S. to maintain GDP growth in the 2% to 3% range, while the unemployment rate will likely drop below 5%. If the jobless rate falls below this level, we should begin to see some upward pressure on wages which, combined with a stabilization or increase in commodity prices, should lead to an uptick in inflation. We anticipate the Fed will begin raising rates in the next six months, although increases will likely be slower and more measured than they have been historically.

As a result, we believe the Treasury yield curve will flatten further as rates increase faster for securities with maturities of five years and under versus longer-maturity securities. This will likely result in a more difficult environment for shorter-maturity assets, while securities with maturities longer than five years should outperform on a relative basis. If we do see upward pressure on rates, mortgage-backed securities are likely to outperform Treasuries due to their slightly shorter duration and modest incremental yield spread over comparable maturity Treasuries. On the heels of last year’s difficult performance, we feel the TIPS market segment could see better results if inflation has a bias to the upside.

We plan to maintain the Fund’s posture as a conservative and defensive investment vehicle. Because of this, we will not make significant shifts in its composition to take advantage of specific market conditions. We expect to maintain a fairly consistent investment profile and good liquidity in case the market experiences another period where risk assets suffer.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
U.S. Government and Agencies	79.1%
Mortgage-Backed Securities	6.8%
Financials	5.5%
Foreign Government	3.9%
Asset-Backed Securities	1.7%
Utilities	1.1%
Energy	0.5%
Collateralized Mortgage Obligations	0.4%
Commercial Mortgage-Backed Securities	0.2%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	9.2%
U.S. Treasury Notes	8.7%
U.S. Treasury Notes	7.0%
Federal National Mortgage Association	6.6%
Federal National Mortgage Association	4.7%
U.S. Treasury Notes	4.3%
U.S. Treasury Notes, TIPS	4.0%
Federal National Mortgage Association	3.9%
Federal Home Loan Mortgage Corporation	3.3%
U.S. Treasury Bonds, TIPS	3.3%
These securities represent 55.0% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	From Inception 2/26/2010
without sales charge	1.83%	1.96%	2.90%
with sales charge	-0.25%	1.54%	2.54%

Institutional Class[3]	1-Year	5 Years	From Inception 2/26/2010
Net Asset Value	2.17%	2.30%	3.24%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 2%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the Barclays U.S. Treasury Index, the Barclays U.S. Agency Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LIMITED MATURITY BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

The Fund primarily invests in investment-grade debt securities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets. Collateralized debt obligations are subject to additional risks.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Limited Maturity Bond Fund earned a return of 0.89%, compared with the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 0.47%. The Fund’s market benchmark, the Barclays Government/Credit 1-3 Year Bond Index, earned a return of 0.87%.

What factors affected the Fund’s performance?

The U.S. economy grew at a modest pace during the reporting period, although real gross domestic product (GDP) figures were somewhat volatile from quarter to quarter. At the beginning of the period, most market participants expected the Federal Reserve to increase short-term rates sometime during the year. As the job market continued to improve and unemployment ratcheted down to the low 5% level, anticipation began to build for a Fed rate hike as soon as June. However, as the summer progressed, global economic growth slowed, particularly in China, and commodity prices plummeted. With concerns about the global economy and inflation well below the Fed’s unofficial goal of 2%, Federal Open Market Committee members kept the federal funds rate at its record low level through the end of the reporting period.

As a result, interest rates stayed in a fairly narrow range compared to historical averages. Rates moved modestly higher for Treasury securities with maturities of three years and under, while rates declined for Treasuries with maturities of five years and longer, causing a flattening of the yield curve. Shorter-term securities significantly underperformed longer-duration Treasuries, which were able to benefit from price appreciation as longer rates fell.

The Fund’s outperformance versus its Lipper peers was the result of both security selection and yield curve positioning. In terms of the former, the Fund benefited from asset selection within the securitized sectors and an underweighting in high-yield corporate bonds. Regarding the securitized sector, the Fund’s approximately 3.5% weighting in nonagency residential mortgage-backed securities (RMBS) benefited results because the sector outperformed virtually all other asset classes. Performance was also helped by our positioning for a flatter yield curve, which we implemented by overweighting securities with maturities of five years and longer and underweighting bonds at the front end of the yield curve. With shorter rates rising and longer rates falling, this posture helped the Fund’s results.

The Fund’s return was in line with the Barclays index, which is composed of approximately 80% Treasury and agency securities and 20% in spread-related assets. In contrast, we invested approximately 70% of the Fund in spread-related securities, which included 33% in investment-grade corporate bonds and 5% in high-yield bonds. The remainder of the Fund’s spread-related exposure was diversified across securitized assets, including mortgage-backed, asset-backed and commercial mortgage-backed securities. Approximately 25% of the Fund was invested in Treasury and agency securities.

What is your outlook?

We continue to expect the U.S. to maintain GDP growth in the 2% to 3% range, while the unemployment rate will likely drop below 5%. As the jobless rate falls below this level, we should begin to see some upward pressure on wages which, combined with a stabilization or increase in commodity prices, should lead to an uptick in inflation. We anticipate the Fed will begin raising rates in the next six months, although increases will likely be slow and measured.

We believe this will lead the Treasury yield curve to flatten further as rates for securities with maturities of five years and under move higher, while longer maturities are potentially more stable. Although rising short-term rates are a difficult backdrop for a fund focused on shorter-maturity assets, we believe our portfolio is well positioned for this environment with an underweighting in short-term bonds and an overweighting in longer maturities. Also, we continue to maintain a relatively high exposure of around 27% in floating-rate securities, which have coupons that reset monthly or quarterly. The prices of these floating-rate securities tend to weather a rising rate environment better than regular bonds. In addition, the spread widening that has occurred recently in the corporate segment has made valuations much more attractive, leading us to look for opportunities to add investment-grade bond exposure to the Fund. We continue to believe the relative strength of the U.S. economy warrants an overweighting to spread-related products in both the corporate bond and securitized asset sectors. These segments provide additional yield that should help offset the negative effects of lower bond prices.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
U.S. Government and Agencies	22.4%
Financials	18.5%
Asset-Backed Securities	12.8%
Collateralized Mortgage Obligations	10.0%
Mortgage-Backed Securities	5.9%
Consumer Non-Cyclical	5.8%
Commercial Mortgage-Backed Securities	4.7%
Communications Services	3.6%
Utilities	2.8%
Consumer Cyclical	2.4%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	4.6%
U.S. Treasury Notes	3.2%
U.S. Treasury Notes	2.5%
U.S. Treasury Bonds, TIPS	2.4%
U.S. Treasury Bonds	2.3%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	2.2%
U.S. Treasury Notes	1.5%
U.S. Treasury Notes	1.1%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	0.9%
U.S. Treasury Notes, TIPS	0.9%

These securities represent 21.6% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.89%	1.33%	2.66%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	1.05%	1.56%	2.96%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

The Barclays 1-3 Year Government/Credit Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MONEY MARKET FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The Fund invests in high quality, short-term money market instruments. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Credit risk is the risk that an issuer of a debt security may not pay its debt. Low or declining short-term interest rates can negatively impact the Fund. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund could experience a loss when selling portfolio securities to meet redemption requests.

Effective February 1, 2016, the Fund will change its investment strategies to qualify as a government money market fund. As such, it must invest at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash.

How did the Fund perform during the 12-month period ended October 31, 2015?

Thrivent Money Market Fund earned a return of 0.00%, compared with the median net return of its peer group, the Lipper Money Market Funds category, of 0.01%.

What factors affected the Fund’s performance?

The low-yield environment that has persisted since 2009 continued during this fiscal year period. The Federal Reserve maintained its accommodative monetary policy with a zero to 0.25% federal funds rate, while the continued decline in money market securities helped drive down rates further out the yield curve. Since the financial crisis began, the overall low supply/ high demand imbalance of money market securities has reached trillions of dollars, while at the same time money market funds are now required to hold at least 30% in liquid assets. The supply of short-term commercial paper has declined as corporations have reduced short-term borrowings and maintained higher cash balances.

The Fed has been testing its ability to better control the federal funds rate through a Reverse Repurchase Program (RRP), in which it borrows money directly from money market funds and other counterparties. The Fed has also introduced the Term Deposit Facility (TDF), which replaces bank reserves with short-term liabilities. Both the RRP and TDF have helped to put a floor on short-term interest rates, while adding much-needed supply to the marketplace.

In light of the ongoing low rates, the Fund continued to waive certain fees and expenses to manage its return. We also kept the Fund’s very conservative posture to help maintain credit quality and liquidity, including significant exposure to U.S. government-supported securities, a shorter weighted average maturity (WAM) and more exposure to floating-rate agency notes than our peers. Floating-rate notes are desirable because the coupons will adjust higher if interest rates increase, providing protection against these movements.

We also maintained lower exposure to foreign banks and foreign securities versus many of our peers. The Fund’s foreign exposure is limited to 25% of assets, whereas many of our competitors have much higher limits. In addition, we did not invest in repurchase agreements (repos) during the period. Many money market funds are increasingly trying to capture yield by investing in repos, especially longer-dated or nontraditional repos that are secured by assets other than government securities. Because of their poor liquidity and the additional risk of these transactions, we have avoided repo exposure in the Fund.

What is your outlook?

Despite some economic uncertainty, the Federal Open Market Committee has left the door open to raising the federal funds rate as early as December 2015. To effectively raise this rate, the Fed will likely need to expand the RRP and TDF described earlier to levels exceeding $600 billion. While the Fed may be uncomfortable maintaining such large programs, money market funds will be the primary beneficiaries of this high-quality, short-term government funding.

The Fund’s return will largely be driven by the timing of the Fed’s decision to raise the federal funds rate. Until this occurs, we will likely continue waiving the Fund’s fees to maintain a zero, or close to zero, return for shareholders. Our strategy for the Fund going forward is to maintain its strong liquidity and conservative profile to capitalize on the potential for higher rates in the coming months.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Government Agency Debt	49.1%
Asset Backed Commercial Paper	14.8%
Financial Company Commercial Paper	11.8%
Other Commercial Paper	10.7%
Other Note	7.3%
Certificate of Deposit	3.8%
Treasury Debt	2.5%
Investment Company	< 0.1%

Total	100.0%

Quoted Portfolio Composition is subject to change.

Average Annual Total Returns1

As of October 31, 2015

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.00%	1.28%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.00%	1.38%

Money Market Portfolio Yields*

As of October 31, 2015

	Class A	Institutional Class
7-Day Yield	0.00%	0.00%
7-Day Yield Gross of Waivers	-0.71%	-0.45%

7-Day Effective Yield	0.00%	0.00%
7-Day Effective Yield Gross of Waivers	-0.71%	-0.45%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period 5/1/2015 - 10/31/2015*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$978	$4.76	0.95%
Institutional Class	$1,000	$981	$2.52	0.51%

Hypothetical**
Class A	$1,000	$1,020	$4.86	0.95%
Institutional Class	$1,000	$1,023	$2.58	0.51%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$979	$4.15	0.83%
Institutional Class	$1,000	$981	$2.14	0.43%

Hypothetical**
Class A	$1,000	$1,021	$4.24	0.83%
Institutional Class	$1,000	$1,023	$2.18	0.43%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$983	$3.92	0.78%
Institutional Class	$1,000	$985	$2.08	0.42%

Hypothetical**
Class A	$1,000	$1,021	$3.99	0.78%
Institutional Class	$1,000	$1,023	$2.12	0.42%

	Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period 5/1/2015 - 10/31/2015*	Annualized Expense Ratio
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$985	$4.12	0.82%
Institutional Class	$1,000	$986	$2.36	0.47%

Hypothetical**
Class A	$1,000	$1,021	$4.20	0.82%
Institutional Class	$1,000	$1,023	$2.40	0.47%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$984	$5.43	1.09%
Institutional Class	$1,000	$985	$3.47	0.69%

Hypothetical**
Class A	$1,000	$1,020	$5.53	1.09%
Institutional Class	$1,000	$1,022	$3.54	0.69%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$986	$4.25	0.85%
Institutional Class	$1,000	$987	$3.17	0.63%

Hypothetical**
Class A	$1,000	$1,021	$4.33	0.85%
Institutional Class	$1,000	$1,022	$3.23	0.63%
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$859	$7.72	1.65%
Institutional Class	$1,000	$860	$6.18	1.32%

Hypothetical**
Class A	$1,000	$1,017	$8.38	1.65%
Institutional Class	$1,000	$1,019	$6.71	1.32%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$976	$6.10	1.22%
Institutional Class	$1,000	$979	$3.76	0.75%

Hypothetical**
Class A	$1,000	$1,019	$6.23	1.22%
Institutional Class	$1,000	$1,021	$3.84	0.75%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$993	$5.42	1.08%
Institutional Class	$1,000	$995	$3.42	0.68%

Hypothetical**
Class A	$1,000	$1,020	$5.50	1.08%
Institutional Class	$1,000	$1,022	$3.46	0.68%
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$930	$6.81	1.40%
Institutional Class	$1,000	$933	$4.71	0.97%

Hypothetical**
Class A	$1,000	$1,018	$7.12	1.40%
Institutional Class	$1,000	$1,020	$4.92	0.97%

	Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period 5/1/2015 - 10/31/2015*	Annualized Expense Ratio
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,060	$6.23	1.20%
Institutional Class	$1,000	$1,063	$4.22	0.81%

Hypothetical**
Class A	$1,000	$1,019	$6.11	1.20%
Institutional Class	$1,000	$1,021	$4.13	0.81%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$966	$4.66	0.94%
Institutional Class	$1,000	$967	$2.57	0.52%

Hypothetical**
Class A	$1,000	$1,020	$4.79	0.94%
Institutional Class	$1,000	$1,023	$2.64	0.52%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$985	$5.12	1.02%
Institutional Class	$1,000	$987	$3.04	0.61%

Hypothetical**
Class A	$1,000	$1,020	$5.21	1.02%
Institutional Class	$1,000	$1,022	$3.10	0.61%
Thrivent High Yield Fund

Actual
Class A	$1,000	$975	$4.03	0.81%
Institutional Class	$1,000	$977	$2.52	0.51%

Hypothetical**
Class A	$1,000	$1,021	$4.13	0.81%
Institutional Class	$1,000	$1,023	$2.58	0.51%
Thrivent Income Fund

Actual
Class A	$1,000	$986	$3.88	0.78%
Institutional Class	$1,000	$987	$2.06	0.41%

Hypothetical**
Class A	$1,000	$1,021	$3.95	0.78%
Institutional Class	$1,000	$1,023	$2.09	0.41%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,015	$3.74	0.74%
Institutional Class	$1,000	$1,016	$2.45	0.48%

Hypothetical**
Class A	$1,000	$1,021	$3.76	0.74%
Institutional Class	$1,000	$1,023	$2.46	0.48%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$998	$4.53	0.90%
Institutional Class	$1,000	$999	$2.86	0.57%

Hypothetical**
Class A	$1,000	$1,021	$4.59	0.90%
Institutional Class	$1,000	$1,022	$2.89	0.57%

	Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period 5/1/2015 - 10/31/2015*	Annualized Expense Ratio
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$998	$3.15	0.62%
Institutional Class	$1,000	$1,000	$1.93	0.38%

Hypothetical**
Class A	$1,000	$1,022	$3.18	0.62%
Institutional Class	$1,000	$1,023	$1.95	0.38%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$1.07	0.21%
Institutional Class	$1,000	$1,000	$1.07	0.21%

Hypothetical**
Class A	$1,000	$1,024	$1.08	0.21%
Institutional Class	$1,000	$1,024	$1.09	0.21%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Municipal Bond Fund, Thrivent Government Bond Fund, Thrivent Limited Maturity Bond Fund, and Thrivent Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments of Thrivent Partner Emerging Markets Equity Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Government Bond Fund, and Thrivent Money Market Fund, and the summary schedules of investments of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Municipal Bond Fund, and Thrivent Limited Maturity Bond Fund (collectively constituting part of the Thrivent Mutual Funds) (hereafter collectively referred to as the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

December 21, 2015

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value	% of Net Assets
Consumer Discretionary (7.8%)
7,980	Amazon.com, Inc.[a]	$4,994,682	0.6%
31,253	Core-Mark Holding Company, Inc.	2,540,556	0.3%
43,354	G-III Apparel Group, Ltd.[a]	2,388,372	0.3%
21,560	Home Depot, Inc.[b]	2,665,678	0.3%
25,570	NIKE, Inc.	3,350,437	0.4%
57,900	Starbucks Corporation	3,622,803	0.4%
	Other Securities^	47,007,892	5.5%

	Total	66,570,420

Consumer Staples (1.5%)
	Other Securities^	12,424,465	1.5%

	Total	12,424,465

Energy (7.1%)
56,555	Baker Hughes, Inc.	2,979,317	0.4%
45,187	Cameron International Corporation[a]	3,073,168	0.4%
24,979	Concho Resources, Inc.[a]	2,895,316	0.4%
57,376	EOG Resources, Inc.	4,925,730	0.6%
60,223	EQT Corporation	3,978,934	0.5%
31,850	Exxon Mobil Corporation	2,635,269	0.3%
152,582	Marathon Oil Corporation	2,804,457	0.3%
88,088	Marathon Petroleum Corporation	4,562,958	0.5%
118,461	Rowan Companies plc	2,331,313	0.3%
127,009	Suncor Energy, Inc. ADR	3,775,978	0.5%
76,105	Total SA ADR	3,670,544	0.4%
348,167	Weatherford International, Ltd.[a]	3,565,230	0.4%
	Other Securities^	18,938,201	2.1%

	Total	60,136,415

Financials (6.9%)
9,638	Intercontinental Exchange, Inc.	2,432,631	0.3%
	Other Securities^	56,147,758	6.6%

	Total	58,580,389

Health Care (6.9%)
12,878	Actavis, Inc.[a]	3,972,477	0.5%
46,170	Cerner Corporation[a]	3,060,609	0.4%
21,400	Gilead Sciences, Inc.	2,313,982	0.3%
28,689	Teleflex, Inc.	3,815,637	0.5%
	Other Securities^	45,577,817	5.2%

	Total	58,740,522

Industrials (6.3%)
53,470	Delta Air Lines, Inc.	2,718,415	0.3%
	Other Securities^	51,242,993	6.0%

	Total	53,961,408

Information Technology (10.3%)
3,690	Alphabet, Inc., Class Aa	2,720,969	0.3%
3,841	Alphabet, Inc., Class Ca	2,730,221	0.3%
42,509	Apple, Inc.	5,079,825	0.6%
57,340	Facebook, Inc.[a]	5,846,960	0.7%
40,664	Guidewire Software, Inc.[a]	2,367,865	0.3%
77,000	Microsoft Corporation	4,053,280	0.5%
38,360	Salesforce.com, Inc.[a]	2,980,956	0.4%
56,112	Virtusa Corporation[a]	3,222,512	0.4%
48,040	Visa, Inc.	3,726,943	0.4%
	Other Securities^	54,829,052	6.4%

	Total	87,558,583

Materials (2.1%)
	Other Securities^	18,182,755	2.1%

	Total	18,182,755

Telecommunications Services (0.2%)
	Other Securities^	2,028,747	0.2%

	Total	2,028,747

Utilities (0.7%)
	Other Securities^	6,281,101	0.7%

	Total	6,281,101

	Total Common Stock (cost $393,373,870)	424,464,805

Shares	Mutual Funds (41.7%)	Value	% of Net Assets
Affiliated Equity Mutual Funds (37.6%)
6,577,751	Thrivent Large Cap Growth Fund	65,053,956	7.6%
1,082,530	Thrivent Large Cap Stock Fund	28,762,834	3.4%
2,468,416	Thrivent Large Cap Value Fund	49,713,905	5.8%
2,066,230	Thrivent Mid Cap Stock Fund	48,948,999	5.7%
10,803,541	Thrivent Partner Worldwide Allocation Fund	104,686,309	12.3%
1,118,928	Thrivent Small Cap Stock Fund	23,609,385	2.8%

	Total	320,775,388

Affiliated Fixed Income Mutual Funds (2.4%)
1,135,239	Thrivent High Yield Fund	5,381,033	0.7%
410,365	Thrivent Income Fund	3,693,281	0.4%
528,252	Thrivent Limited Maturity Bond Fund	6,534,478	0.8%
449,502	Thrivent Opportunity Income Plus Fund	4,517,490	0.5%

	Total	20,126,282

Equity Mutual Funds (1.7%)
16,891	iShares Russell 2000 Growth Index Fund	2,390,921	0.3%
66,800	SPDR Euro Stoxx 50 ETF	2,446,216	0.3%
31,542	SPDR S&P 500 ETF Trust	6,558,528	0.8%
	Other Securities^	2,936,849	0.3%

	Total	14,332,514

	Total Mutual Funds (cost $281,403,975)	355,234,184

Principal Amount	Long-Term Fixed Income (2.4%)	Value	% of Net Assets
Asset-Backed Securities (0.1%)
	Other Securities^	453,825	0.1%

	Total	453,825

Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	282,398	<0.1%

	Total	282,398

Mortgage-Backed Securities (1.2%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
$950,000	3.500%, 11/1/2030[c]	1,002,992	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (2.4%)	Value	% of Net Assets
Mortgage-Backed Securities (1.2%) - continued
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$3,200,000	3.500%, 12/1/2045[c]	$3,322,825	0.4%
4,000,000	3.500% - 4.500%,
	11/1/2045 - 12/1/2045[c]	4,245,287	0.5%
	Other Securities^	1,574,658	0.2%

	Total	10,145,762

U.S. Government and Agencies (1.1%)
	U.S. Treasury Notes
3,000,000	2.250%, 11/15/2024	3,032,187	0.4%
2,550,000	3.625%, 2/15/2044	2,910,884	0.3%
1,700,000	0.625% - 2.125%,
	10/15/2016 - 9/30/2021	1,712,760	0.2%
	U.S. Treasury Notes, TIPS
2,062,100	0.125%, 4/15/2018	2,063,878	0.2%

	Total	9,719,709

	Total Long-Term Fixed Income (cost $20,383,343)	20,601,694

Shares or Principal Amount	Short-Term Investments (6.3%)[d]	Value	% of Net Assets
	Federal Agricultural Mortgage Corporation Discount Notes
3,000,000	0.050%, 11/20/2015[b]	2,999,921	0.4%
	Federal Home Loan Bank Discount Notes
3,000,000	0.020%, 11/23/2015	2,999,918	0.4%
5,000,000	0.078%, 11/27/2015[b]	4,999,718	0.6%
6,000,000	0.060%, 12/2/2015	5,999,690	0.7%
2,600,000	0.075%, 12/16/2015[b]	2,599,756	0.3%
7,000,000	0.100%, 1/4/2016	6,998,756	0.8%
2,800,000	0.115%, 1/15/2016	2,799,329	0.3%
4,100,000	0.050% - 0.120%,
	11/9/2015 - 1/13/2016[b]	4,099,619	0.4%
	Federal National Mortgage Association Discount Notes
6,840,000	0.030%, 11/16/2015[b]	6,839,915	0.8%
5,000,000	0.020%, 11/23/2015[b]	4,999,939	0.6%
3,000,000	0.070%, 1/8/2016	2,999,603	0.3%
100,000	0.100%, 1/14/2016	99,980	<0.1%
3,000,000	0.064%, 1/27/2016	2,999,536	0.4%
	Other Securities^	2,437,533	0.3%

	Total Short-Term Investments (at amortized cost)	53,873,213

	Total Investments (cost $749,034,401) 100.2%	$854,173,896

	Other Assets and Liabilities, Net (0.2%)	(1,855,628)

	Total Net Assets 100.0%	$852,318,268

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$126,383,929
Gross unrealized depreciation	(27,131,279)

Net unrealized appreciation (depreciation)	$99,252,650

Cost for federal income tax purposes	$754,921,246

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	66,570,420	65,504,459	1,065,961	–
Consumer Staples	12,424,465	11,504,605	919,860	–
Energy	60,136,415	60,002,592	133,823	–
Financials	58,580,389	55,796,020	2,783,666	703
Health Care	58,740,522	58,120,283	620,239	–
Industrials	53,961,408	52,872,708	1,088,700	–
Information Technology	87,558,583	87,062,289	496,294	–
Materials	18,182,755	17,818,804	363,951	–
Telecommunications Services	2,028,747	1,484,116	544,631	–
Utilities	6,281,101	6,007,401	273,700	–

Mutual Funds
Affiliated Equity Mutual Funds	320,775,388	320,775,388	–	–
Equity Mutual Funds	14,332,514	14,332,514	–	–
Affiliated Fixed Income Mutual Funds	20,126,282	20,126,282	–	–

Long-Term Fixed Income
Asset-Backed Securities	453,825	–	453,825	–
Collateralized Mortgage Obligations	282,398	–	282,398	–
Mortgage-Backed Securities	10,145,762	–	10,145,762	–
U.S. Government and Agencies	9,719,709	–	9,719,709	–
Short-Term Investments	53,873,213	–	53,873,213	–

Total	$854,173,896	$771,407,461	$82,765,732	$703

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	13,190,514	13,190,514	–	–

Total Asset Derivatives	$13,190,514	$13,190,514	$–	$–

Liability Derivatives
Futures Contracts	2,351,212	2,351,212	–	–

Total Liability Derivatives	$2,351,212	$2,351,212	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Aggressive Allocation Fund’s futures contracts held as of October 31, 2015. Investments totaling $19,304,888 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(22)	December 2015	($4,819,308)	($4,810,438)	$8,870
5-Yr. U.S. Treasury Bond Futures	37	December 2015	4,434,044	4,431,617	(2,427)
10-Yr. U.S. Treasury Bond Futures	(2)	December 2015	(254,666)	(255,375)	(709)
30-Yr. U.S. Treasury Bond Futures	(12)	December 2015	(1,854,432)	(1,877,250)	(22,818)
Eurex EURO STOXX 50 Futures	1,370	December 2015	47,619,306	51,281,972	3,662,666
Mini MSCI EAFE Index Futures	231	December 2015	19,634,361	20,294,505	660,144
Russell 2000 Index Mini-Futures	(655)	December 2015	(75,534,984)	(75,868,650)	(333,666)
S&P 400 Index Mini-Futures	(610)	December 2015	(85,941,466)	(87,925,400)	(1,983,934)
S&P 500 Index Futures	262	December 2015	126,968,516	135,827,350	8,858,834
Ultra Long Term U.S. Treasury Bond Futures	13	December 2015	2,084,408	2,076,750	(7,658)
Total Futures Contracts					$10,839,302

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$13,181,644
Total Equity Contracts		13,181,644

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,870
Total Interest Rate Contracts		8,870

Total Asset Derivatives		$13,190,514

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	33,612
Total Interest Rate Contracts		33,612

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,317,600
Total Equity Contracts		2,317,600

Total Liability Derivatives		$2,351,212

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	80,265

Total Interest Rate Contracts		80,265

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,566,003)

Total Equity Contracts		(2,566,003)

Total		($2,485,738)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(99,968)

Total Interest Rate Contracts		(99,968)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	10,807,935

Total Equity Contracts		10,807,935

Total		$10,707,967

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$384,286,007	46.0%
Interest Rate Contracts	33,854,922	4.1

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Opportunity Income Plus	$4,486,611	$176,754	$ –	449,502	$4,517,490	$176,645
Natural Resources	14,343,455	95,307	11,381,038	–	–	95,307
Partner Small Cap Value	15,577,160	2,340,476	15,948,975	–	–	141,052
Small Cap Stock	23,179,304	2,215,788	–	1,118,928	23,609,385	–
Mid Cap Growth	38,886,157	3,469,597	43,735,750	–	–	–
Partner Mid Cap Value	28,362,791	3,657,426	28,854,332	–	–	150,037
Mid Cap Stock	47,045,471	5,132,350	–	2,066,230	48,948,999	270,789
Partner Worldwide Allocation	106,567,566	2,532,745	–	10,803,541	104,686,309	2,532,745
Large Cap Growth	58,021,094	895,147	–	6,577,751	65,053,956	1,907
Large Cap Value	48,957,264	2,323,314	–	2,468,416	49,713,905	664,699
Large Cap Stock	27,386,779	2,646,965	–	1,082,530	28,762,834	369,792
High Yield	4,522,539	2,020,853	845,779	1,135,239	5,381,033	280,010
Income	3,660,180	150,267	–	410,365	3,693,281	133,615
Limited Maturity Bond	5,800,776	1,405,380	634,334	528,252	6,534,478	99,749
Cash Management Trust- Collateral Investment	–	732,795	732,795	–	–	1,372
Total Value and Income Earned	426,797,147				340,901,670	4,917,719

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (1.5%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$3,393,927	0.2%

	Total	3,393,927

Capital Goods (<0.1%)
	Other Securities^	183,928	<0.1%

	Total	183,928

Communications Services (0.6%)
	Other Securities^	11,059,215	0.6%

	Total	11,059,215

Consumer Cyclical (0.3%)
	Other Securities^	4,834,963	0.3%

	Total	4,834,963

Consumer Non-Cyclical (0.2%)
	Other Securities^	4,030,011	0.2%

	Total	4,030,011

Energy (0.1%)
	Other Securities^	1,796,771	0.1%

	Total	1,796,771

Financials (<0.1%)
	Other Securities^	721,530	<0.1%

	Total	721,530

Technology (0.1%)
	Other Securities^	2,397,839	0.1%

	Total	2,397,839

Transportation (<0.1%)
	Other Securities^	361,038	<0.1%

	Total	361,038

Utilities (<0.1%)
	Other Securities^	555,949	<0.1%

	Total	555,949

	Total Bank Loans (cost $31,460,911)	29,335,171

Shares	Mutual Funds (47.6%)	Value	% of Net Assets
Affiliated Equity Mutual Funds (38.7%)
14,634,110	Thrivent Large Cap Growth Fund	144,731,352	7.4%
3,863,262	Thrivent Large Cap Stock Fund	102,646,866	5.3%
8,067,039	Thrivent Large Cap Value Fund	162,470,158	8.4%
4,540,129	Thrivent Mid Cap Stock Fund	107,555,658	5.6%
20,796,944	Thrivent Partner Worldwide Allocation Fund	201,522,383	10.4%
1,497,997	Thrivent Small Cap Stock Fund	31,607,741	1.6%

	Total	750,534,158

Affiliated Fixed Income Mutual Funds (6.7%)
352,872	Thrivent Government Bond Fund	3,571,067	0.2%
5,639,777	Thrivent High Yield Fund	26,732,544	1.4%
7,133,156	Thrivent Income Fund	64,198,400	3.3%
2,725,561	Thrivent Limited Maturity Bond Fund	33,715,188	1.8%

	Total	128,217,199

Equity Mutual Funds (1.1%)
7,580	iShares MSCI EAFE Index Fund	463,214	<0.1%
16,529	iShares Russell 2000 Growth Index Fund	2,339,680	0.1%
29,210	iShares Russell 2000 Value Index Fund	2,776,995	0.2%
7,880	iShares S&P Mid-Cap 400 Value ETF	964,591	0.1%
53,090	SPDR S&P 500 ETF Trust	11,039,004	0.6%
	Other Securities^	4,346,814	0.1%

	Total	21,930,298

Fixed Income Mutual Funds (1.1%)
13,000	iShares Barclays 1-3 Year Credit Bond Fund	1,368,380	<0.1%
165,170	iShares iBoxx $ Investment Grade Corporate Bond ETF	19,229,091	1.0%
12,700	iShares Intermediate Credit Bond ETF	1,381,760	0.1%

	Total	21,979,231

	Total Mutual Funds (cost $746,761,832)	922,660,886

Shares	Common Stock (33.9%)	Value	% of Net Assets

Consumer Discretionary (4.7%)
6,910	Amazon.com, Inc.[a]	4,324,969	0.2%
	Other Securities^	85,843,773	4.5%

	Total	90,168,742

Consumer Staples (1.1%)
	Other Securities^	21,612,450	1.1%

	Total	21,612,450

Energy (5.4%)
97,698	Baker Hughes, Inc.	5,146,731	0.3%
88,457	Cameron International Corporation[a]	6,015,961	0.3%
43,222	Chevron Corporation	3,928,015	0.2%
43,087	Concho Resources, Inc.[a]	4,994,214	0.3%
90,252	EOG Resources, Inc.	7,748,134	0.4%
98,117	EQT Corporation	6,482,590	0.3%
287,522	Marathon Oil Corporation	5,284,654	0.3%
152,191	Marathon Petroleum Corporation	7,883,494	0.4%
214,530	Rowan Companies plc	4,221,950	0.2%
219,432	Suncor Energy, Inc. ADR	6,523,713	0.3%
131,744	Total SA ADR	6,354,013	0.3%
588,266	Weatherford International, Ltd.[a]	6,023,844	0.3%
	Other Securities^	34,492,639	1.8%

	Total	105,099,952

Financials (5.8%)
	Other Securities^	112,530,879	5.8%

	Total	112,530,879

Health Care (4.0%)
12,677	Actavis, Inc.[a]	3,910,474	0.2%
33,385	Teleflex, Inc.	4,440,205	0.2%
	Other Securities^	69,793,882	3.6%

	Total	78,144,561

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value	% of Net Assets
Industrials (4.3%)
	Other Securities^	$84,340,529	4.3%

	Total	84,340,529

Information Technology (6.0%)
36,534	Apple, Inc.	4,365,813	0.2%
147,660	Cisco Systems, Inc.[b]	4,259,991	0.2%
56,440	Facebook, Inc.[a]	5,755,187	0.3%
112,200	Microsoft Corporation	5,906,208	0.3%
	Other Securities^	95,324,097	5.0%

	Total	115,611,296

Materials (1.7%)
	Other Securities^	32,738,991	1.7%

	Total	32,738,991

Telecommunications Services (0.2%)
	Other Securities^	3,718,628	0.2%

	Total	3,718,628

Utilities (0.7%)
	Other Securities^	13,633,329	0.7%

	Total	13,633,329

	Total Common Stock (cost $613,774,587)	657,599,357

Principal Amount	Long-Term Fixed Income (11.9%)	Value	% of Net Assets
Asset-Backed Securities (0.6%)
	Other Securities^	10,672,244	0.6%

	Total	10,672,244

Basic Materials (0.1%)
	Other Securities^	1,229,040	0.1%

	Total	1,229,040

Capital Goods (0.1%)
	Other Securities^	2,146,418	0.1%

	Total	2,146,418

Collateralized Mortgage Obligations (0.6%)
	Federal National Mortgage Association
$988,693	3.500%, 1/25/2033[c]	135,545	<0.1%
	Other Securities^	11,201,084	0.6%

	Total	11,336,629

Commercial Mortgage-Backed Securities (0.4%)
	Federal National Mortgage Association
219,366	1.272%, 1/25/2017	220,202	<0.1%
	Other Securities^	7,800,979	0.4%

	Total	8,021,181

Communications Services (0.4%)
	Other Securities^	8,615,100	0.4%

	Total	8,615,100

Consumer Cyclical (0.2%)
	Other Securities^	4,457,296	0.2%

	Total	4,457,296

Consumer Non-Cyclical (0.4%)
	Other Securities^	6,711,080	0.4%

	Total	6,711,080

Energy (0.2%)
	Other Securities^	4,095,310	0.2%

	Total	4,095,310

Financials (0.9%)
	Other Securities^	17,637,840	0.9%

	Total	17,637,840

Foreign Government (<0.1%)
	Other Securities^	252,423	<0.1%

	Total	252,423

Mortgage-Backed Securities (3.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,500,000	3.000%, 12/1/2029[d]	4,666,873	0.2%
3,925,000	3.000%, 11/1/2030[d]	4,078,830	0.2%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,675,000	4.000%, 12/1/2045[d]	3,896,792	0.2%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
3,550,000	3.500%, 11/1/2030[d]	3,748,023	0.2%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
8,400,000	3.500%, 11/1/2045[d]	8,741,775	0.5%
7,300,000	4.000%, 11/1/2045[d]	7,770,507	0.4%
22,625,000	3.500%, 12/1/2045[d]	23,493,411	1.2%
8,100,000	4.000%, 12/1/2045[d]	8,606,566	0.5%
7,315,000	4.500%, 12/1/2045[d]	7,917,459	0.4%
1,606,499	1.729% - 2.061%, 3/1/2043 - 8/1/2043[e]	1,652,543	<0.1%
	Other Securities^	212,095	<0.1%

	Total	74,784,874

Technology (0.2%)
	Other Securities^	4,309,134	0.2%

	Total	4,309,134

Transportation (0.1%)
	Other Securities^	1,373,314	0.1%

	Total	1,373,314

U.S. Government and Agencies (3.7%)
	U.S. Treasury Bonds
16,030,000	3.000%, 5/15/2042	16,347,266	0.9%
3,725,000	2.875% - 5.250%, 11/15/2028 - 8/15/2045	4,201,624	0.2%
	U.S. Treasury Notes
5,000,000	0.875%, 10/15/2018	4,976,760	0.3%
8,634,000	1.875%, 6/30/2020	8,781,270	0.5%
6,700,000	3.625%, 2/15/2044	7,648,204	0.4%
2,785,000	1.500% - 1.625%, 10/31/2019 - 8/15/2022	2,797,040	0.1%
	U.S. Treasury Notes, TIPS
12,269,495	0.125%, 4/15/2018	12,280,077	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (11.9%)	Value	% of Net Assets
U.S. Government and Agencies (3.7%) - continued
$14,559,096	0.125%, 1/15/2023	$14,067,234	0.7%

	Total	71,099,475

Utilities (0.2%)
	Other Securities^	4,044,244	0.2%

	Total	4,044,244

	Total Long-Term Fixed Income (cost $230,172,629)	230,785,602

Shares	Collateral Held for Securities Loaned (<0.1%)	Value	% of Net Assets
738,414	Thrivent Cash Management Trust	738,414	<0.1%

	Total Collateral Held for Securities Loaned (cost $738,414)	738,414

Shares or Principal Amount	Short-Term Investments (8.3%)[f]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
17,500,000	0.100%, 11/17/2015	17,499,222	0.9%
8,200,000	0.105%, 11/18/2015	8,199,592	0.4%
5,000,000	0.045%, 11/23/2015	4,999,863	0.3%
7,150,000	0.078%, 11/25/2015	7,149,626	0.4%
22,000,000	0.078%, 11/27/2015[b]	21,998,754	1.1%
4,000,000	0.070%, 11/30/2015[b]	3,999,774	0.2%
5,000,000	0.065%, 12/4/2015	4,999,702	0.3%
22,300,000	0.077%, 12/9/2015[b]	22,298,187	1.1%
7,000,000	0.075%, 12/28/2015	6,999,169	0.4%
7,500,000	0.100%, 1/4/2016	7,498,666	0.4%
4,000,000	0.100%, 1/5/2016	3,999,278	0.2%
12,000,000	0.104%, 1/6/2016	11,997,708	0.6%
5,000,000	0.110%, 1/13/2016	4,998,885	0.3%
12,000,000	0.050% - 0.100%, 11/9/2015 - 1/12/2016[b]	11,999,057	0.5%
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.105%, 12/18/2015[b]	4,999,315	0.3%
	Federal National Mortgage Association Discount Notes
8,800,000	0.020% - 0.090%, 11/16/2015 - 1/27/2016[b]	8,799,203	0.5%
	U.S. Treasury Bills
1,100,000	0.045%, 11/12/2015[g]	1,099,985	<0.1%
	Thrivent Cash Management Trust
7,000,000	0.110%	7,000,000	0.4%
	Other Securities^	99,981	<0.1%

	Total Short-Term Investments (at amortized cost)	160,635,967

	Total Investments (cost $1,783,544,340) 103.2%	$2,001,755,397

	Other Assets and Liabilities, Net (3.2%)	(61,609,557)

	Total Net Assets 100.0%	$1,940,145,840

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Moderately Aggressive Allocation Fund held restricted securities as of October 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2015, the value of these investments was $7,810,502 or 0.4% of total net assets.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$246,096,934
Gross unrealized depreciation	(43,068,721)

Net unrealized appreciation (depreciation)	$203,028,213

Cost for federal income tax purposes	$1,798,727,184

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,393,927	–	2,878,026	515,901
Capital Goods	183,928	–	183,928	–
Communications Services	11,059,215	–	9,837,126	1,222,089
Consumer Cyclical	4,834,963	–	4,834,963	–
Consumer Non-Cyclical	4,030,011	–	4,030,011	–
Energy	1,796,771	–	1,312,859	483,912
Financials	721,530	–	721,530	–
Technology	2,397,839	–	1,976,524	421,315
Transportation	361,038	–	361,038	–
Utilities	555,949	–	555,949	–

Mutual Funds
Affiliated Equity Mutual Funds	750,534,158	750,534,158	–	–
Equity Mutual Funds	21,930,298	21,930,298	–	–
Affiliated Fixed Income Mutual Funds	128,217,199	128,217,199	–	–
Fixed Income Mutual Funds	21,979,231	21,979,231	–	–

Common Stock
Consumer Discretionary	90,168,742	88,435,044	1,733,698	–
Consumer Staples	21,612,450	20,148,228	1,464,222	–
Energy	105,099,952	104,886,503	213,449	–
Financials	112,530,879	108,005,125	4,524,632	1,122
Health Care	78,144,561	77,098,025	1,046,536	–
Industrials	84,340,529	82,570,785	1,769,744	–
Information Technology	115,611,296	114,787,239	824,057	–
Materials	32,738,991	32,150,911	588,080	–
Telecommunications Services	3,718,628	2,833,220	885,408	–
Utilities	13,633,329	13,184,101	449,228	–

Long-Term Fixed Income
Asset-Backed Securities	10,672,244	–	10,672,244	–
Basic Materials	1,229,040	–	1,229,040	–
Capital Goods	2,146,418	–	2,146,418	–
Collateralized Mortgage Obligations	11,336,629	–	11,336,629	–
Commercial Mortgage-Backed Securities	8,021,181	–	8,021,181	–
Communications Services	8,615,100	–	8,615,100	–
Consumer Cyclical	4,457,296	–	4,457,296	–
Consumer Non-Cyclical	6,711,080	–	6,711,080	–
Energy	4,095,310	–	4,095,310	–
Financials	17,637,840	–	17,637,840	–
Foreign Government	252,423	–	252,423	–
Mortgage-Backed Securities	74,784,874	–	74,784,874	–
Technology	4,309,134	–	4,309,134	–
Transportation	1,373,314	–	1,373,314	–
U.S. Government and Agencies	71,099,475	–	71,099,475	–
Utilities	4,044,244	–	4,044,244	–
Collateral Held for Securities Loaned	738,414	738,414	–	–
Short-Term Investments	160,635,967	7,000,000	153,635,967	–

Total	$2,001,755,397	$1,574,498,481	$424,612,577	$2,644,339

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	21,292,546	21,292,546	–	–
Credit Default Swaps	79,595	–	79,595	–

Total Asset Derivatives	$21,372,141	$21,292,546	$79,595	$–

Liability Derivatives
Futures Contracts	3,397,066	3,397,066	–	–
Credit Default Swaps	135,726	–	135,726	–

Total Liability Derivatives	$3,532,792	$3,397,066	$135,726	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table presents Moderately Aggressive Allocation Fund’s futures contracts held as of October 31, 2015. Investments totaling $25,141,129 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(150)	December 2015	($32,858,918)	($32,798,438)	$60,480
5-Yr. U.S. Treasury Bond Futures	222	December 2015	26,612,236	26,589,704	(22,532)
10-Yr. U.S. Treasury Bond Futures	85	December 2015	10,832,061	10,853,438	21,377
30-Yr. U.S. Treasury Bond Futures	32	December 2015	4,964,537	5,006,000	41,463
Eurex EURO STOXX 50 Futures	2,610	December 2015	90,719,991	97,697,772	6,977,781
Mini MSCI EAFE Index Futures	165	December 2015	14,024,544	14,496,075	471,531
Russell 2000 Index Mini-Futures	(990)	December 2015	(114,136,975)	(114,671,700)	(534,725)
S&P 400 Index Mini-Futures	(883)	December 2015	(124,435,811)	(127,275,620)	(2,839,809)
S&P 500 Index Futures	390	December 2015	188,475,612	202,185,750	13,710,138
Ultra Long Term U.S. Treasury Bond Futures	(17)	December 2015	(2,725,526)	(2,715,750)	9,776
Total Futures Contracts					$17,895,480

The following table presents Moderately Aggressive Allocation Fund’s swaps contracts held as of October 31, 2015. Investments totaling $1,099,985 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 22, 5 Year, at 5.00%; Barclays Capital, Inc.	Buy	6/20/2020	$26,086,500	$79,595	$79,595
CDX IG 24, 10 Year, at 1.00%; Bank of America	Sell	6/20/2025	(6,450,000)	(83,984)	(83,984)
CDX IG CDSI S24, 5 Year, at 1.00%; Bank of America	Sell	6/20/2020	(9,700,000)	(51,742)	(51,742)
Total Credit Default Swaps				($56,131)	($56,131)

1

As the buyer of protection, Moderately Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$133,096
Total Interest Rate Contracts		133,096

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	21,159,450
Total Equity Contracts		21,159,450

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	79,595
Total Credit Contracts		79,595
Total Asset Derivatives		$21,372,141

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	22,532
Total Interest Rate Contracts		22,532

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,374,534
Total Equity Contracts		3,374,534

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	135,726
Total Credit Contracts		135,726
Total Liability Derivatives		$3,532,792

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,369,083
Total Interest Rate Contracts		2,369,083

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,601,238
Total Equity Contracts		1,601,238

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(205,979)
Total Credit Contracts		(205,979)
Total		$3,764,342

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(586,196)
Total Interest Rate Contracts		(586,196)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	14,768,317
Total Equity Contracts		14,768,317

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(61,973)
Total Credit Contracts		(61,973)
Total		$14,120,148

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$539,818,891	28.0%	N/A	N/A
Interest Rate Contracts	155,065,098	8.0	N/A	N/A
Credit Contracts	N/A	N/A	$1,060,291	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Natural Resources	$28,974,552	$192,525	$22,990,309	–	$–	$192,524
Partner Small Cap Value	36,323,082	5,457,561	37,190,088	–	–	328,907
Small Cap Stock	31,031,959	2,966,449	–	1,497,997	31,607,741	–
Mid Cap Growth	51,383,009	4,584,662	57,791,116	–	–	–
Partner Mid Cap Value	58,635,213	7,561,102	59,651,391	–	–	310,176
Mid Cap Stock	103,373,034	11,277,316	–	4,540,129	107,555,658	595,004
Partner Worldwide Allocation	205,143,826	4,875,565	–	20,796,944	201,522,383	4,875,565
Large Cap Growth	129,084,714	1,991,514	–	14,634,110	144,731,352	4,244
Large Cap Value	159,997,378	7,592,831	–	8,067,039	162,470,158	2,172,304
Large Cap Stock	97,736,096	9,446,310	–	3,863,262	102,646,866	1,319,688
High Yield	57,771,526	3,042,901	30,660,039	5,639,777	26,732,544	3,042,831
Income	73,160,508	2,827,763	9,582,902	7,133,156	64,198,400	2,510,985
Government Bond	23,253,358	331,371	20,268,588	352,872	3,571,067	265,535
Limited Maturity Bond	18,060,055	19,262,642	3,491,451	2,725,561	33,715,188	262,634
Cash Management Trust-Collateral Investment	601,444	8,956,427	8,819,457	738,414	738,414	5,410
Cash Management Trust-Short Term Investment	–	7,000,000	–	7,000,000	7,000,000	58
Total Value and Income Earned	1,074,529,754				886,489,771	15,885,865

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (2.9%)	Value	% of Net Assets
Basic Materials (0.3%)
	Other Securities^	$4,781,856	0.3%

	Total	4,781,856

Capital Goods (<0.1%)
	Other Securities^	372,037	<0.1%

	Total	372,037

Communications Services (1.2%)
	Other Securities^	22,139,338	1.2%

	Total	22,139,338

Consumer Cyclical (0.4%)
	Other Securities^	8,344,446	0.4%

	Total	8,344,446

Consumer Non-Cyclical (0.3%)
	Other Securities^	5,329,622	0.3%

	Total	5,329,622

Energy (0.1%)
	Other Securities^	2,857,790	0.1%

	Total	2,857,790

Financials (0.1%)
	Other Securities^	1,905,286	0.1%

	Total	1,905,286

Technology (0.3%)
	Other Securities^	4,815,889	0.3%

	Total	4,815,889

Transportation (0.1%)
	Other Securities^	1,105,040	0.1%

	Total	1,105,040

Utilities (0.1%)
	Other Securities^	1,092,911	0.1%

	Total	1,092,911

	Total Bank Loans (cost $56,183,879)	52,744,215

Shares	Mutual Funds (45.7%)	Value	% of Net Assets
Affiliated Equity Mutual Funds (29.6%)
11,519,487	Thrivent Large Cap Growth Fund	113,927,723	6.3%
1,511,022	Thrivent Large Cap Stock Fund	40,147,868	2.2%
6,867,914	Thrivent Large Cap Value Fund	138,319,791	7.6%
2,958,126	Thrivent Mid Cap Stock Fund	70,078,016	3.9%
15,896,554	Thrivent Partner Worldwide Allocation Fund	154,037,612	8.5%
983,191	Thrivent Small Cap Stock Fund	20,745,336	1.1%

	Total	537,256,346

Affiliated Fixed Income Mutual Funds (14.6%)
2,307,376	Thrivent Government Bond Fund	23,350,646	1.3%
9,228,615	Thrivent High Yield Fund	43,743,635	2.4%
15,090,057	Thrivent Income Fund	135,810,509	7.5%
4,908,249	Thrivent Limited Maturity Bond Fund	60,715,036	3.4%

	Total	263,619,826

Equity Mutual Funds (0.8%)
6,010	iShares MSCI EAFE Index Fund	367,271	<0.1%
8,519	iShares Russell 2000 Growth Index Fund	1,205,864	0.1%
27,270	iShares Russell 2000 Value Index Fund	2,592,559	0.2%
4,780	iShares S&P Mid-Cap 400 Value ETF	585,120	<0.1%
38,422	SPDR S&P 500 ETF Trust	7,989,087	0.4%
	Other Securities^	2,459,973	0.1%

	Total	15,199,874

Fixed Income Mutual Funds (0.7%)
20,000	iShares Barclays 1-3 Year Credit Bond Fund	2,105,200	0.1%
96,750	iShares iBoxx $ Investment Grade Corporate Bond ETF	11,263,635	0.6%

	Total	13,368,835

	Total Mutual Funds (cost $680,376,434)	829,444,881

Shares	Common Stock (25.3%)	Value	% of Net Assets
Consumer Discretionary (3.4%)
	Other Securities^	62,074,653	3.4%

	Total	62,074,653

Consumer Staples (1.0%)
	Other Securities^	17,346,693	1.0%

	Total	17,346,693

Energy (4.1%)
65,724	Cameron International Corporation[a]	4,469,889	0.3%
64,767	EOG Resources, Inc.	5,560,247	0.3%
70,005	EQT Corporation	4,625,230	0.3%
101,395	Marathon Petroleum Corporation	5,252,261	0.3%
146,193	Suncor Energy, Inc. ADR	4,346,318	0.3%
87,953	Total SA ADR	4,241,973	0.2%
428,305	Weatherford International, Ltd.[a]	4,385,843	0.3%
	Other Securities^	41,158,392	2.1%

	Total	74,040,153

Financials (4.5%)
	Other Securities^	81,543,959	4.5%

	Total	81,543,959

Health Care (2.9%)
	Other Securities^	52,664,451	2.9%

	Total	52,664,451

Industrials (3.1%)
	Other Securities^	56,549,507	3.1%

	Total	56,549,507

Information Technology (4.3%)
156,290	Cisco Systems, Inc.	4,508,966	0.3%
39,750	Facebook, Inc.[a]	4,053,308	0.2%
98,970	Microsoft Corporation	5,209,781	0.3%
	Other Securities^	63,709,803	3.5%

	Total	77,481,858

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value	% of Net Assets
Materials (1.2%)
	Other Securities^	$22,405,801	1.2%

	Total	22,405,801

Telecommunications Services (0.2%)
	Other Securities^	3,516,078	0.2%

	Total	3,516,078

Utilities (0.6%)
	Other Securities^	10,957,965	0.6%

	Total	10,957,965

	Total Common Stock (cost $428,238,701)	458,581,118

Principal Amount	Long-Term Fixed Income (22.8%)	Value	% of Net Assets
Asset-Backed Securities (0.7%)
	Other Securities^	13,636,809	0.7%

	Total	13,636,809

Basic Materials (0.1%)
	Other Securities^	2,628,465	0.1%

	Total	2,628,465

Capital Goods (0.2%)
	Other Securities^	3,504,626	0.2%

	Total	3,504,626

Collateralized Mortgage Obligations (1.1%)
	Federal Home Loan Mortgage Corporation
$1,055,607	3.000%, 2/15/2033[b]	131,815	<0.1%
	Federal National Mortgage Association
2,197,095	3.500%, 1/25/2033[b]	301,211	<0.1%
	Other Securities^	18,776,711	1.1%

	Total	19,209,737

Commercial Mortgage-Backed Securities (0.8%)
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
42,590	0.727%, 12/25/2016	42,629	<0.1%
	Federal National Mortgage Association
182,804	1.272%, 1/25/2017	183,502	<0.1%
	Other Securities^	13,846,101	0.8%

	Total	14,072,232

Communications Services (0.8%)
	Other Securities^	14,256,768	0.8%

	Total	14,256,768

Consumer Cyclical (0.4%)
	Other Securities^	7,242,534	0.4%

	Total	7,242,534

Consumer Non-Cyclical (0.7%)
	Other Securities^	12,920,399	0.7%

	Total	12,920,399

Energy (0.5%)
	Other Securities^	8,074,317	0.5%

	Total	8,074,317

Financials (2.0%)
	Other Securities^	36,590,649	2.0%

	Total	36,590,649

Foreign Government (<0.1%)
	Other Securities^	461,090	<0.1%

	Total	461,090

Mortgage-Backed Securities (8.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
6,000,000	3.000%, 12/1/2029[c]	6,222,498	0.3%
9,487,500	3.000%, 11/1/2030[c]	9,859,337	0.5%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,787,500	4.000%, 12/1/2045[c]	9,317,840	0.5%
961,479	1.967%, 6/1/2043[d]	989,776	0.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
5,050,000	3.500%, 11/1/2030[c]	5,331,695	0.3%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,725,000	3.500%, 11/1/2045[c]	4,917,248	0.3%
24,737,500	4.000%, 11/1/2045[c]	26,331,906	1.5%
56,475,000	3.500%, 12/1/2045[c]	58,642,669	3.2%
8,212,500	4.000%, 12/1/2045[c]	8,726,102	0.5%
13,354,000	4.500%, 12/1/2045[c]	14,453,827	0.8%
	1.729% - 2.061%,
4,422,109	3/1/2043 - 8/1/2043[d]	4,557,755	0.2%

	Total	149,350,653

Technology (0.4%)
	Other Securities^	7,124,923	0.4%

	Total	7,124,923

Transportation (0.2%)
	Other Securities^	3,203,212	0.2%

	Total	3,203,212

U.S. Government and Agencies (6.3%)
	U.S. Treasury Bonds
10,630,000	3.000%, 5/15/2042	10,840,389	0.6%
	2.875% - 5.250%,
3,475,000	11/15/2028 - 8/15/2045	3,954,605	0.3%
	U.S. Treasury Notes
9,675,000	0.625%, 10/15/2016	9,690,751	0.5%
7,770,000	0.875%, 11/15/2017	7,782,137	0.4%
18,760,000	1.500%, 10/31/2019[e]	18,858,190	1.0%
5,553,000	1.875%, 6/30/2020	5,647,717	0.3%
19,000,000	2.125%, 6/30/2022	19,317,167	1.1%
5,400,000	2.250%, 11/15/2024	5,457,937	0.3%
12,900,000	3.625%, 2/15/2044	14,725,647	0.8%
	0.875% - 2.125%,
4,615,000	10/15/2018 - 8/15/2022	4,598,312	0.3%
	U.S. Treasury Notes, TIPS
6,082,900	0.125%, 4/15/2018	6,088,441	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value	% of Net Assets
U.S. Government and Agencies (6.3%) - continued
$7,124,319	0.125%, 1/15/2023	$6,883,966	0.4%

	Total	113,845,259

Utilities (0.4%)
	Other Securities^	7,689,764	0.4%

	Total	7,689,764

	Total Long-Term Fixed Income (cost $411,419,537)	413,811,437

Shares	Collateral Held for Securities Loaned (<0.1%)	Value	% of Net Assets
675,685	Thrivent Cash Management Trust	675,685	<0.1%

	Total Collateral Held for Securities Loaned (cost $675,685)	675,685

Shares or Principal Amount	Short-Term Investments (9.8%)[f]	Value	% of Net Assets
	Federal Farm Credit Discount Notes
11,000,000	0.050%, 11/27/2015	10,999,603	0.6%
	Federal Home Loan Bank Discount Notes
6,000,000	0.090%, 11/12/2015	5,999,835	0.3%
15,000,000	0.100%, 11/17/2015[g]	14,999,333	0.8%
13,000,000	0.025%, 11/18/2015	12,999,330	0.7%
5,000,000	0.110%, 11/27/2015	4,999,603	0.3%
10,000,000	0.060%, 12/2/2015	9,999,483	0.6%
5,000,000	0.065%, 12/4/2015	4,999,702	0.3%
10,000,000	0.065%, 12/7/2015	9,999,350	0.5%
10,000,000	0.015%, 12/9/2015	9,999,324	0.5%
5,000,000	0.068%, 12/11/2015	4,999,625	0.3%
5,900,000	0.075%, 12/16/2015[g]	5,899,447	0.3%
7,000,000	0.075%, 12/28/2015	6,999,169	0.4%
15,000,000	0.100%, 1/4/2016	14,997,333	0.8%
8,500,000	0.100%, 1/5/2016	8,498,465	0.5%
9,400,000	0.110%, 1/8/2016	9,398,047	0.5%
6,000,000	0.112%, 1/13/2016	5,998,641	0.3%
9,000,000	0.121%, 1/20/2016	8,997,700	0.5%
	0.090% - 0.130%,
6,100,000	11/10/2015 - 1/12/2016	6,099,052	0.4%
	Federal Home Loan Mortgage Corporation Discount Notes
4,000,000	0.105%, 1/6/2016[g]	3,999,230	0.2%
3,800,000	0.120%, 1/21/2016	3,798,974	0.2%
	Federal National Mortgage Association Discount Notes
5,200,000	0.070%, 1/8/2016[h]	5,199,312	0.3%
	0.080% - 0.165%,
	11/12/2015
3,953,000	- 1/20/2016[g,h]	3,952,532	0.3%
	U.S. Treasury Bills
200,000	0.030%, 12/3/2015	199,995	<0.1%
	Thrivent Cash Management Trust
3,000,000	0.110%	3,000,000	0.2%

	Total Short-Term Investments (at amortized cost)	177,033,085

	Total Investments (cost $1,753,927,321) 106.5%	$1,932,290,421

	Other Assets and Liabilities, Net (6.5%)	(117,569,155)

	Total Net Assets 100.0%	$1,814,721,266

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
e	Denotes investments pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At October 31, 2015, $219,980 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderate Allocation Fund held restricted securities as of October 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2015, the value of these investments was $12,410,647 or 0.7% of total net assets.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	- Exchange Traded Fund.
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$195,893,424
Gross unrealized depreciation	(29,768,091)

Net unrealized appreciation (depreciation)	$166,125,333

Cost for federal income tax purposes	$1,766,165,088

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	4,781,856	–	4,290,522	491,334
Capital Goods	372,037	–	372,037	–
Communications Services	22,139,338	–	19,888,064	2,251,274
Consumer Cyclical	8,344,446	–	8,344,446	–
Consumer Non-Cyclical	5,329,622	–	5,329,622	–
Energy	2,857,790	–	2,271,512	586,278
Financials	1,905,286	–	1,905,286	–
Technology	4,815,889	–	3,632,310	1,183,579
Transportation	1,105,040	–	1,105,040	–
Utilities	1,092,911	–	1,092,911	–

Mutual Funds
Affiliated Equity Mutual Funds	537,256,346	537,256,346	–	–
Equity Mutual Funds	15,199,874	15,199,874	–	–
Affiliated Fixed Income Mutual Funds	263,619,826	263,619,826	–	–
Fixed Income Mutual Funds	13,368,835	13,368,835	–	–

Common Stock
Consumer Discretionary	62,074,653	60,120,921	1,953,732	–
Consumer Staples	17,346,693	15,682,229	1,664,464	–
Energy	74,040,153	73,801,065	239,088	–
Financials	81,543,959	76,508,679	5,034,009	1,271
Health Care	52,664,451	51,475,906	1,188,545	–
Industrials	56,549,507	54,579,199	1,970,308	–
Information Technology	77,481,858	76,567,937	913,921	–
Materials	22,405,801	21,735,044	670,757	–
Telecommunications Services	3,516,078	2,527,879	988,199	–
Utilities	10,957,965	10,452,712	505,253	–

Long-Term Fixed Income
Asset-Backed Securities	13,636,809	–	13,636,809	–
Basic Materials	2,628,465	–	2,628,465	–
Capital Goods	3,504,626	–	3,504,626	–
Collateralized Mortgage Obligations	19,209,737	–	19,209,737	–
Commercial Mortgage-Backed Securities	14,072,232	–	14,072,232	–
Communications Services	14,256,768	–	14,256,768	–
Consumer Cyclical	7,242,534	–	7,242,534	–
Consumer Non-Cyclical	12,920,399	–	12,920,399	–
Energy	8,074,317	–	8,074,317	–
Financials	36,590,649	–	36,590,649	–
Foreign Government	461,090	–	461,090	–
Mortgage-Backed Securities	149,350,653	–	149,350,653	–
Technology	7,124,923	–	7,124,923	–
Transportation	3,203,212	–	3,203,212	–
U.S. Government and Agencies	113,845,259	–	113,845,259	–
Utilities	7,689,764	–	7,689,764	–
Collateral Held for Securities Loaned	675,685	675,685	–	–
Short-Term Investments	177,033,085	3,000,000	174,033,085	–

Total	$1,932,290,421	$1,276,572,137	$651,204,548	$4,513,736

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	12,248,949	12,248,949	–	–
Credit Default Swaps	89,103	–	89,103	–

Total Asset Derivatives	$12,338,052	$12,248,949	$89,103	$–

Liability Derivatives
Futures Contracts	2,066,601	2,066,601	–	–

Total Liability Derivatives	$2,066,601	$2,066,601	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table presents Moderate Allocation Fund’s futures contracts held as of October 31, 2015. Investments totaling $16,755,474 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(559)	December 2015	($122,454,233)	($122,228,844)	$225,389
5-Yr. U.S. Treasury Bond Futures	562	December 2015	67,348,908	67,312,673	(36,235)
10-Yr. U.S. Treasury Bond Futures	280	December 2015	35,664,994	35,752,500	87,506
30-Yr. U.S. Treasury Bond Futures	164	December 2015	25,421,102	25,655,750	234,648
Eurex EURO STOXX 50 Futures	1,805	December 2015	62,739,304	67,564,934	4,825,630
Mini MSCI EAFE Index Futures	48	December 2015	4,079,867	4,217,040	137,173
Russell 2000 Index Mini-Futures	(608)	December 2015	(70,095,505)	(70,424,640)	(329,135)
S&P 400 Index Mini-Futures	(515)	December 2015	(72,530,869)	(74,232,100)	(1,701,231)
S&P 500 Index Futures	191	December 2015	92,304,723	99,019,175	6,714,452
Ultra Long Term U.S. Treasury Bond Futures	(42)	December 2015	(6,733,651)	(6,709,500)	24,151
Total Futures Contracts					$10,182,348

The following table presents Moderate Allocation Fund’s swaps contracts held as of October 31, 2015. Investments totaling $201,047 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX IG 23, 5 Year, at 1.00%; Bank of America	Buy	6/20/2020	$15,650,000	$89,103	$89,103
Total Credit Default Swaps				$89,103	$89,103

1

As the buyer of protection, Moderate Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderate Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$571,694
Total Interest Rate Contracts		571,694

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	11,677,255
Total Equity Contracts		11,677,255

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	89,103
Total Credit Contracts		89,103

Total Asset Derivatives		$12,338,052

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	36,235
Total Interest Rate Contracts		36,235

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,030,366
Total Equity Contracts		2,030,366

Total Liability Derivatives		$2,066,601

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,631,814
Total Interest Rate Contracts		4,631,814

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,673,729
Total Equity Contracts		2,673,729

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(45,502)
Total Credit Contracts		(45,502)

Total		$7,260,041

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,080,732)
Total Interest Rate Contracts		(1,080,732)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	7,028,430
Total Equity Contracts		7,028,430

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	80,687
Total Credit Contracts		80,687

Total		$6,028,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$327,980,072	18.1%	N/A	N/A
Interest Rate Contracts	310,549,956	17.1	N/A	N/A
Credit Contracts	N/A	N/A	$135,166	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Natural Resources	$26,094,578	$173,388	$20,705,149	–	$ –	$173,388
Partner Small Cap Value	34,548,712	5,190,961	35,373,364	–	–	312,840
Small Cap Stock	20,367,428	1,946,991	–	983,191	20,745,336	–
Mid Cap Growth	17,934,192	1,600,169	20,170,811	–	–	–
Partner Mid Cap Value	38,711,952	4,991,967	39,382,850	–	–	204,783
Mid Cap Stock	67,352,823	7,347,748	–	2,958,126	70,078,016	387,676
Partner Worldwide Allocation	156,805,733	3,726,734	–	15,896,554	154,037,612	3,726,734
Large Cap Growth	101,611,209	1,567,654	–	11,519,487	113,927,723	3,341
Large Cap Value	136,214,577	6,464,195	–	6,867,914	138,319,791	1,849,402
Large Cap Stock	38,227,137	3,694,699	–	1,511,022	40,147,868	516,165
High Yield	48,900,495	2,578,814	4,834,010	9,228,615	43,743,635	2,578,760
Income	171,532,271	6,721,226	37,185,024	15,090,057	135,810,509	5,968,213
Government Bond	23,784,028	344,888	944,670	2,307,376	23,350,646	277,537
Limited Maturity Bond	111,032,275	1,645,799	51,457,359	4,908,249	60,715,036	1,645,745
Cash Management Trust-Collateral Investment	880,533	48,167,216	48,372,064	675,685	675,685	7,019
Cash Management Trust-Short Term Investment	–	15,000,000	12,000,000	3,000,000	3,000,000	221
Total Value and Income Earned	993,997,943				804,551,857	17,651,824

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (4.2%)	Value	% of Net Assets
Basic Materials (0.3%)
	Other Securities^	$2,275,077	0.3%

	Total	2,275,077

Capital Goods (<0.1%)
	Other Securities^	175,568	<0.1%

	Total	175,568

Communications Services (1.4%)
	Other Securities^	10,681,513	1.4%

	Total	10,681,513

Consumer Cyclical (1.4%)
	IMG Worldwide, Inc., Term Loan
$7,062,864	5.250%, 5/6/2021[a]	7,043,017	0.9%
	Other Securities^	3,456,146	0.5%

	Total	10,499,163

Consumer Non-Cyclical (0.2%)
	Other Securities^	1,976,970	0.2%

	Total	1,976,970

Energy (0.2%)
	Other Securities^	1,378,178	0.2%

	Total	1,378,178

Financials (0.2%)
	Other Securities^	1,299,572	0.2%

	Total	1,299,572

Technology (0.3%)
	Other Securities^	2,256,404	0.3%

	Total	2,256,404

Transportation (0.1%)
	Other Securities^	535,515	0.1%

	Total	535,515

Utilities (0.1%)
	Other Securities^	517,864	0.1%

	Total	517,864

	Total Bank Loans (cost $33,019,663)	31,595,824

Principal Amount	Long-Term Fixed Income (38.1%)	Value	% of Net Assets
Asset-Backed Securities (1.5%)
	Renaissance Home Equity Loan Trust
2,300,000	6.011%, 5/25/2036[b]	1,605,841	0.2%
	Other Securities^	9,800,394	1.3%

	Total	11,406,235

Basic Materials (0.3%)
	Other Securities^	1,997,405	0.3%

	Total	1,997,405

Capital Goods (0.4%)
	Other Securities^	2,991,251	0.4%

	Total	2,991,251

Collateralized Mortgage Obligations (2.0%)
	Federal Home Loan Mortgage Corporation
	3.000% - 3.000%,
2,509,318	4/15/2028 - 2/15/2033[c]	278,463	<0.1%
	Federal National Mortgage Association
2,270,332	3.500%, 1/25/2033[c]	311,252	0.1%
	Other Securities^	14,902,719	1.9%

	Total	15,492,434

Commercial Mortgage-Backed Securities (1.5%)
	Credit Suisse First Boston Mortgage Securities
1,700,000	5.542%, 1/15/2049	1,754,099	0.2%
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
170,358	0.727%, 12/25/2016	170,517	<0.1%
	Federal National Mortgage Association
329,048	1.272%, 1/25/2017	330,303	0.1%
	Other Securities^	8,631,988	1.2%

	Total	10,886,907

Communications Services (1.5%)
	Other Securities^	11,562,592	1.5%

	Total	11,562,592

Consumer Cyclical (0.7%)
	Other Securities^	5,536,723	0.7%

	Total	5,536,723

Consumer Non-Cyclical (1.3%)
	Other Securities^	9,845,675	1.3%

	Total	9,845,675

Energy (0.8%)
	Other Securities^	6,275,844	0.8%

	Total	6,275,844

Financials (3.4%)
	Other Securities^	26,150,331	3.4%

	Total	26,150,331

Foreign Government (0.1%)
	Other Securities^	361,623	0.1%

	Total	361,623

Mortgage-Backed Securities (13.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
5,120,000	3.000%, 11/1/2030[d]	5,320,665	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,245,000	4.000%, 12/1/2045[d]	6,621,896	0.9%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,565,000	3.500%, 11/1/2030[d]	5,875,422	0.8%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value	% of Net Assets
Mortgage-Backed Securities (13.0%) - continued
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$1,906,275	2.049%, 3/1/2043[e]	$1,960,840	0.3%
1,949,168	1.729%, 7/1/2043[e]	1,994,431	0.3%
13,425,000	3.500%, 11/1/2045[d]	13,971,230	1.8%
12,313,750	4.000%, 11/1/2045[d]	13,107,408	1.7%
26,525,000	3.500%, 12/1/2045[d]	27,543,104	3.6%
7,236,250	4.000%, 12/1/2045[d]	7,688,798	1.0%
13,025,000	4.500%, 12/1/2045[d]	14,097,730	1.9%

	Total	98,181,524

Technology (0.7%)
	Other Securities^	5,576,670	0.7%

	Total	5,576,670

Transportation (0.4%)
	Other Securities^	2,592,100	0.4%

	Total	2,592,100

U.S. Government and Agencies (9.7%)
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	701,093	0.1%
	U.S. Treasury Notes
6,500,000	0.625%, 10/15/2016	6,510,582	0.9%
3,800,000	0.875%, 11/15/2017	3,805,936	0.5%
1,750,000	0.875%, 10/15/2018	1,741,866	0.2%
6,845,000	1.500%, 10/31/2019	6,880,827	0.9%
9,370,000	1.875%, 6/30/2020	9,529,824	1.3%
16,000,000	2.125%, 6/30/2022	16,267,088	2.1%
2,755,000	1.625%, 8/15/2022	2,711,165	0.4%
2,550,000	2.250%, 11/15/2024	2,577,359	0.3%
11,400,000	3.625%, 2/15/2044	13,013,362	1.7%
	U.S. Treasury Notes, TIPS
5,980,090	0.125%, 4/15/2018	5,985,247	0.8%
3,613,960	0.125%, 1/15/2023	3,491,867	0.5%

	Total	73,216,216

Utilities (0.8%)
	Other Securities^	5,971,186	0.8%

	Total	5,971,186

	Total Long-Term Fixed Income (cost $287,056,431)	288,044,716

Shares	Mutual Funds (35.2%)	Value	% of Net Assets
Affiliated Equity Mutual Funds (17.5%)
2,305,825	Thrivent Large Cap Growth Fund	22,804,607	3.0%
39,225	Thrivent Large Cap Stock Fund	1,042,221	0.2%
2,320,020	Thrivent Large Cap Value Fund	46,725,210	6.2%
481,763	Thrivent Mid Cap Stock Fund	11,412,961	1.5%
4,704,208	Thrivent Partner Worldwide Allocation Fund	45,583,777	6.1%
186,958	Thrivent Small Cap Stock Fund	3,944,813	0.5%

	Total	131,513,589

Affiliated Fixed Income Mutual Funds (16.2%)
1,013,302	Thrivent Government Bond Fund	10,254,616	1.4%
4,344,636	Thrivent High Yield Fund	20,593,574	2.7%
6,124,221	Thrivent Income Fund	55,117,992	7.3%
2,952,069	Thrivent Limited Maturity Bond Fund	36,517,087	4.8%

	Total	122,483,269

Equity Mutual Funds (0.6%)
368	iShares Russell 2000 Growth Index Fund	52,090	<0.1%
4,270	iShares Russell 2000 Value Index Fund	405,949	0.1%
1,590	iShares S&P Mid-Cap 400 Value ETF	194,632	<0.1%
15,166	SPDR S&P 500 ETF Trust	3,153,466	0.4%
	Other Securities^	973,651	0.1%

	Total	4,779,788

Fixed Income Mutual Funds (0.9%)
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,684,160	0.2%
40,430	iShares iBoxx $ Investment Grade Corporate Bond ETF	4,706,861	0.7%

	Total	6,391,021

	Total Mutual Funds (cost $221,463,001)	265,167,667

Shares	Common Stock (17.4%)	Value	% of Net Assets

Consumer Discretionary (2.4%)
	Other Securities^	18,146,740	2.4%

	Total	18,146,740

Consumer Staples (0.7%)
	Other Securities^	4,838,798	0.7%

	Total	4,838,798

Energy (2.8%)
20,663	EOG Resources, Inc.	1,773,919	0.2%
21,912	EQT Corporation	1,447,726	0.2%
	Other Securities^	17,470,318	2.4%

	Total	20,691,963

Financials (2.9%)
	Other Securities^	21,699,152	2.9%

	Total	21,699,152

Health Care (2.1%)
	Other Securities^	16,068,674	2.1%

	Total	16,068,674

Industrials (2.0%)
	Other Securities^	15,357,593	2.0%

	Total	15,357,593

Information Technology (3.2%)
59,280	Cisco Systems, Inc.	1,710,228	0.3%
17,410	Facebook, Inc.[f]	1,775,298	0.3%
40,140	Microsoft Corporation	2,112,970	0.3%
	Other Securities^	18,788,111	2.3%

	Total	24,386,607

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Common Stock (17.4%)	Value	% of Net Assets
Materials (0.8%)
	Other Securities^	$6,106,200	0.8%

	Total	6,106,200

Telecommunications Services (0.1%)
	Other Securities^	760,183	0.1%

	Total	760,183

Utilities (0.4%)
	Other Securities^	3,096,209	0.4%

	Total	3,096,209

	Total Common Stock (cost $116,879,052)	131,152,119

Shares	Collateral Held for Securities Loaned (0.1%)	Value	% of Net Assets
467,514	Thrivent Cash Management Trust	467,514	0.1%

	Total Collateral Held for Securities Loaned (cost $467,514)	467,514

Shares or Principal Amount	Short-Term Investments (16.5)[g]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
1,000,000	0.090%, 11/10/2015	999,977	0.1%
3,500,000	0.100%, 11/17/2015	3,499,844	0.5%
8,000,000	0.020%, 11/18/2015[h]	7,999,660	1.1%
4,000,000	0.020%, 11/23/2015	3,999,890	0.5%
3,000,000	0.080%, 11/27/2015	2,999,827	0.4%
6,000,000	0.070%, 11/30/2015	5,999,662	0.8%
3,500,000	0.060%, 12/2/2015	3,499,819	0.5%
9,000,000	0.065%, 12/4/2015	8,999,464	1.2%
5,000,000	0.065%, 12/7/2015	4,999,675	0.7%
5,700,000	0.120%, 12/8/2015	5,699,297	0.7%
12,000,000	0.064%, 12/9/2015	11,999,189	1.6%
4,000,000	0.068%, 12/11/2015	3,999,700	0.5%
2,000,000	0.075%, 12/16/2015[h]	1,999,812	0.3%
8,000,000	0.100%, 1/4/2016	7,998,578	1.1%
7,400,000	0.100%, 1/5/2016	7,398,664	1.0%
18,000,000	0.106%, 1/6/2016	17,996,517	2.4%
7,000,000	0.110%, 1/13/2016	6,998,439	0.9%
3,000,000	0.115%, 1/20/2016	2,999,233	0.4%
	Federal Home Loan Mortgage Corporation Discount Notes
3,700,000	0.105%, 12/18/2015[i]	3,699,493	0.5%
1,200,000	0.100%, 1/12/2016[h]	1,199,760	0.2%
	Federal National Mortgage Association Discount Notes
	0.070% - 0.165%,
2,200,000	11/12/2015 - 1/20/2016[h]	2,199,777	0.2%
	Thrivent Cash Management Trust
7,000,000	0.110%	7,000,000	0.9%

	Total Short-Term Investments (at amortized cost)	124,186,277

	Total Investments (cost $ 783,071,938) 111.5%	$840,614,117

	Other Assets and Liabilities, Net (11.5%)	(86,537,374)

	Total Net Assets 100.0%	$754,076,743

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
c

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
i	At October 31, 2015, $119,984 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Moderately Conservative Allocation Fund held restricted securities as of October 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2015, the value of these investments was $10,301,875 or 1.4% of total net assets.

Definitions:

ETF	-	Exchange Traded Fund.
TIPS	-	Treasury lnflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$62,712,075
Gross unrealized depreciation	(9,541,034)

Net unrealized appreciation (depreciation)	$53,171,041

Cost for federal income tax purposes	$787,443,076

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,275,077	–	1,955,710	319,367
Capital Goods	175,568	–	175,568	–
Communications Services	10,681,513	–	9,651,531	1,029,982
Consumer Cyclical	10,499,163	–	10,499,163	–
Consumer Non-Cyclical	1,976,970	–	1,976,970	–
Energy	1,378,178	–	1,103,651	274,527
Financials	1,299,572	–	1,299,572	–
Technology	2,256,404	–	1,835,089	421,315
Transportation	535,515	–	535,515	–
Utilities	517,864	–	517,864	–

Long-Term Fixed Income
Asset-Backed Securities	11,406,235	–	11,406,235	–
Basic Materials	1,997,405	–	1,997,405	–
Capital Goods	2,991,251	–	2,991,251	–
Collateralized Mortgage Obligations	15,492,434	–	15,492,434	–
Commercial Mortgage-Backed Securities	10,886,907	–	10,886,907	–
Communications Services	11,562,592	–	11,562,592	–
Consumer Cyclical	5,536,723	–	5,536,723	–
Consumer Non-Cyclical	9,845,675	–	9,845,675	–
Energy	6,275,844	–	6,275,844	–
Financials	26,150,331	–	26,150,331	–
Foreign Government	361,623	–	361,623	–
Mortgage-Backed Securities	98,181,524	–	98,181,524	–
Technology	5,576,670	–	5,576,670	–
Transportation	2,592,100	–	2,592,100	–
U.S. Government and Agencies	73,216,216	–	73,216,216	–
Utilities	5,971,186	–	5,971,186	–

Mutual Funds
Affiliated Equity Mutual Funds	131,513,589	131,513,589	–	–
Equity Mutual Funds	4,779,788	4,779,788	–	–
Affiliated Fixed Income Mutual Funds	122,483,269	122,483,269	–	–
Fixed Income Mutual Funds	6,391,021	6,391,021	–	–

Common Stock
Consumer Discretionary	18,146,740	18,146,740	–	–
Consumer Staples	4,838,798	4,838,798	–	–
Energy	20,691,963	20,691,963	–	–
Financials	21,699,152	21,699,152	–	–
Health Care	16,068,674	16,068,674	–	–
Industrials	15,357,593	15,357,593	–	–
Information Technology	24,386,607	24,386,607	–	–
Materials	6,106,200	6,106,200	–	–
Telecommunications Services	760,183	760,183	–	–
Utilities	3,096,209	3,096,209	–	–
Collateral Held for Securities Loaned	467,514	467,514	–	–
Short-Term Investments	124,186,277	7,000,000	117,186,277	–

Total	$840,614,117	$403,787,300	$434,781,626	$2,045,191

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	2,600,979	2,600,979	–	–

Total Asset Derivatives	$2,600,979	$2,600,979	$–	$–

Liability Derivatives
Futures Contracts	401,381	401,381	–	–

Total Liability Derivatives	$401,381	$401,381	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table presents Moderately Conservative Allocation Fund’s futures contracts held as of October 31, 2015. Investments totaling $4,399,490 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(345)	December 2015	($75,575,510)	($75,436,406)	$139,104
5-Yr. U.S. Treasury Bond Futures	384	December 2015	46,020,410	45,993,001	(27,409)
10-Yr. U.S. Treasury Bond Futures	216	December 2015	27,510,296	27,580,500	70,204
30-Yr. U.S. Treasury Bond Futures	128	December 2015	19,836,116	20,024,000	187,884
Eurex EURO STOXX 50 Futures	493	December 2015	17,135,998	18,454,023	1,318,025
Mini MSCI EAFE Index Futures	48	December 2015	4,079,867	4,217,040	137,173
Russell 2000 Index Mini-Futures	(106)	December 2015	(12,205,969)	(12,277,980)	(72,011)
S&P 400 Index Mini-Futures	(91)	December 2015	(12,814,779)	(13,116,740)	(301,961)
S&P 500 Index Futures	21	December 2015	10,148,687	10,886,925	738,238
Ultra Long Term U.S. Treasury Bond Futures	(18)	December 2015	(2,885,851)	(2,875,500)	10,351
Total Futures Contracts					$2,199,598

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$407,543
Total Interest Rate Contracts		407,543

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,193,436
Total Equity Contracts		2,193,436

Total Asset Derivatives		$2,600,979

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	27,409
Total Interest Rate Contracts		27,409

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	373,972
Total Equity Contracts		373,972

Total Liability Derivatives		$401,381

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,300,818
Total Interest Rate Contracts		2,300,818

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(78,300)
Total Equity Contracts		(78,300)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	52,510
Total Credit Contracts		52,510

Total		$2,275,028

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(420,031)
Total Interest Rate Contracts		(420,031)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,978,235
Total Equity Contracts		1,978,235

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(9,543)
Total Credit Contracts		(9,543)

Total		$1,548,661

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$70,533,419	9.2%	N/A	N/A
Interest Rate Contracts	180,203,603	23.5	N/A	N/A
Credit Contracts	N/A	N/A	$20,317	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Natural Resources	$11,404,524	$75,779	$9,049,097	–	$–	$75,779
Partner Small Cap Value	8,271,156	1,242,745	8,468,583	–	–	74,896
Small Cap Stock	3,872,953	370,229	–	186,958	3,944,813	–
Partner Mid Cap Value	21,125,242	2,724,133	21,491,353	–	–	111,751
Mid Cap Stock	10,969,133	1,196,660	–	481,763	11,412,961	63,137
Partner Worldwide Allocation	46,402,937	1,102,839	–	4,704,208	45,583,777	1,102,839
Large Cap Growth	20,339,243	313,793	–	2,305,825	22,804,607	669
Large Cap Value	46,014,057	2,183,642	–	2,320,020	46,725,210	624,738
Large Cap Stock	992,359	95,913	–	39,225	1,042,221	13,399
High Yield	24,426,017	1,255,979	3,675,532	4,344,636	20,593,574	1,255,952
Income	62,820,849	2,395,683	8,242,907	6,124,221	55,117,992	2,122,369
Government Bond	10,914,748	155,463	891,844	1,013,302	10,254,616	124,698
Limited Maturity Bond	79,495,445	1,118,272	43,769,502	2,952,069	36,517,087	1,118,234
Cash Management Trust-Collateral Investment	752,392	17,895,197	18,180,075	467,514	467,514	3,831
Cash Management Trust-Short Term Investment	–	15,000,000	8,000,000	7,000,000	7,000,000	299
Total Value and Income Earned	347,801,055				261,464,372	6,692,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (16.6%)	Value	% of Net Assets
Basic Materials (0.9%)
	Other Securities^	$2,524,865	0.9%

	Total	2,524,865

Capital Goods (0.7%)
	Other Securities^	1,898,917	0.7%

	Total	1,898,917

Communications Services (5.1%)
	Other Securities^	14,804,428	5.1%

	Total	14,804,428

Consumer Cyclical (3.1%)
	Other Securities^	8,782,528	3.1%

	Total	8,782,528

Consumer Non-Cyclical (2.5%)
	Other Securities^	7,297,768	2.5%

	Total	7,297,768

Energy (1.1%)
	Other Securities^	3,069,761	1.1%

	Total	3,069,761

Financials (0.9%)
	Other Securities^	2,737,132	0.9%

	Total	2,737,132

Technology (1.0%)
	Other Securities^	2,874,976	1.0%

	Total	2,874,976

Transportation (0.8%)
	Other Securities^	2,286,517	0.8%

	Total	2,286,517

Utilities (0.5%)
	Other Securities^	1,418,092	0.5%

	Total	1,418,092

	Total Bank Loans (cost $50,236,013)	47,694,984

Shares	Common Stock (46.1%)	Value	% of Net Assets
Consumer Discretionary (7.1%)
3,010	Amazon.com, Inc.[a]	1,883,959	0.7%
2,300	AutoZone, Inc.[a]	1,804,143	0.6%
37,278	Comcast Corporation	2,334,348	0.8%
13,190	NIKE, Inc.	1,728,286	0.6%
19,200	Starbucks Corporation	1,201,344	0.4%
	Other Securities^	11,451,104	4.0%

	Total	20,403,184

Consumer Staples (2.4%)
9,859	Anheuser-Busch InBev NV ADR	1,176,474	0.4%
27,010	Coca-Cola Company	1,143,873	0.4%
	Other Securities^	4,529,079	1.6%

	Total	6,849,426

Energy (3.7%)
16,870	EOG Resources, Inc.	1,448,290	0.5%
43,500	Kinder Morgan, Inc.	1,189,725	0.4%
26,200	Royal Dutch Shell plc ADR	1,374,452	0.5%
50,500	Spectra Energy Corporation	1,442,785	0.5%
30,436	Total SA ADR[b]	1,467,928	0.5%
160,610	Weatherford International, Ltd.[a]	1,644,646	0.6%
	Other Securities^	2,165,009	0.7%

	Total	10,732,835

Financials (13.0%)
7,900	Allianz SE	1,383,036	0.5%
28,380	Citigroup, Inc.	1,508,965	0.5%
154,500	HSBC Holdings plc	1,207,098	0.4%
4,470	Intercontinental Exchange, Inc.	1,128,228	0.4%
21,400	MetLife, Inc.	1,078,132	0.4%
6,900	Simon Property Group, Inc.	1,390,074	0.5%
	Other Securities^	29,741,297	10.3%

	Total	37,436,830

Health Care (4.7%)
33,650	Abbott Laboratories	1,507,520	0.5%
5,348	Actavis, Inc.[a]	1,649,698	0.6%
20,620	Medtronic, Inc.	1,524,230	0.5%
29,990	Merck & Company, Inc.	1,639,253	0.6%
53,650	Pfizer, Inc.	1,814,443	0.6%
	Other Securities^	5,331,387	1.9%

	Total	13,466,531

Industrials (5.0%)
12,340	Boeing Company	1,827,184	0.7%
12,770	FedEx Corporation	1,992,758	0.7%
21,150	Ingersoll-Rand plc	1,253,349	0.5%
18,500	Macquarie Infrastructure Corporation	1,471,675	0.5%
	Other Securities^	7,858,227	2.6%

	Total	14,403,193

Information Technology (7.0%)
1,480	Alphabet, Inc., Class Aa	1,091,337	0.4%
1,469	Alphabet, Inc., Class Ca	1,044,180	0.4%
13,413	Apple, Inc.	1,602,854	0.6%
43,720	Cisco Systems, Inc.	1,261,322	0.4%
40,720	EMC Corporation	1,067,678	0.4%
11,880	Facebook, Inc.[a]	1,211,404	0.4%
20,470	MasterCard, Inc.	2,026,325	0.7%
27,730	Microsoft Corporation	1,459,707	0.5%
23,070	Visa, Inc.	1,789,771	0.6%
	Other Securities^	7,528,767	2.6%

	Total	20,083,345

Materials (1.0%)
	Other Securities^	2,906,976	1.0%

	Total	2,906,976

Telecommunications Services (1.0%)
	Other Securities^	2,709,836	1.0%

	Total	2,709,836

Utilities (1.2%)
34,700	Brookfield Infrastructure Partners, LPb	1,459,482	0.5%
	Other Securities^	2,037,150	0.7%

	Total	3,496,632

	Total Common Stock (cost $122,491,198)	132,488,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (29.0%)	Value	% of Net Assets
Asset-Backed Securities (1.3%)
	Other Securities^	$3,605,951	1.3%

	Total	3,605,951

Basic Materials (0.5%)
	Other Securities^	1,405,200	0.5%

	Total	1,405,200

Capital Goods (0.8%)
	Other Securities^	2,222,174	0.8%

	Total	2,222,174

Collateralized Mortgage Obligations (4.0%)
	Other Securities^	11,499,057	4.0%

	Total	11,499,057

Communications Services (1.4%)
	Other Securities^	4,020,524	1.4%

	Total	4,020,524

Consumer Cyclical (1.5%)
	Other Securities^	4,333,542	1.5%

	Total	4,333,542

Consumer Non-Cyclical (1.4%)
	Other Securities^	4,210,584	1.4%

	Total	4,210,584

Energy (1.1%)
	Other Securities^	3,101,407	1.1%

	Total	3,101,407

Financials (3.8%)
	Citigroup, Inc.
$435,000	1.850% - 8.500%, 2/15/2017 - 5/22/2019	465,532	0.3%
	Goldman Sachs Group, Inc. Convertible
1,400,000	0.500%, 9/24/2022	1,462,342	0.5%
	Other Securities^	8,946,983	3.0%

	Total	10,874,857

Foreign Government (5.6%)
	Russia Government International Bond
1,000,000	5.000%, 4/29/2020[c]	1,051,250	0.4%
	Other Securities^	14,982,253	5.2%

	Total	16,033,503

Mortgage-Backed Securities (4.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,000,000	3.000%, 11/1/2030[d]	1,039,192	0.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,000,000	4.000%, 12/1/2045[d]	1,060,352	0.4%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
850,000	3.500%, 11/1/2030[d]	897,414	0.3%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,300,000	3.500%, 11/1/2045[d]	4,474,956	1.6%
2,850,000	4.000%, 11/1/2045[d]	3,033,691	1.0%
2,300,000	4.500%, 12/1/2045[d]	2,489,426	0.9%
300,000	4.000%, 12/1/2045[d]	318,762	0.1%

	Total	13,313,793

Technology (0.9%)
	Other Securities^	2,533,393	0.9%

	Total	2,533,393

Transportation (0.4%)
	Other Securities^	1,134,873	0.4%

	Total	1,134,873

U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
1,700,000	1.875%, 6/30/2020	1,728,997	0.6%
360,000	2.125%, 6/30/2022	366,009	0.1%

	Total	2,095,006

Utilities (0.9%)
	Other Securities^	2,656,654	0.9%

	Total	2,656,654

	Total Long-Term Fixed Income (cost $84,111,974)	83,040,518

Shares	Mutual Funds (4.3%)	Value	% of Net Assets
Equity Mutual Funds (3.1%)
31,600	Energy Select Sector SPDR Fund	2,149,748	0.7%
41,870	Materials Select Sector SPDR Fund	1,895,874	0.7%
57,500	SPDR S&P Oil & Gas Exploration & Production ETF[b]	2,132,100	0.7%
37,460	Utilities Select Sector SPDR Fund	1,638,875	0.6%
	Other Securities^	1,142,889	0.4%

	Total	8,959,486

Fixed Income Mutual Funds (1.2%)
	Other Securities^	3,424,606	1.2%

	Total	3,424,606

	Total Mutual Funds (cost $12,139,090)	12,384,092

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Financials (1.3%)
21,465	Citigroup, Inc., 6.875%[e]	591,146	0.2%
	Other Securities^	3,263,860	1.1%

	Total	3,855,006

Materials (0.1%)
	Other Securities^	293,408	0.1%

	Total	293,408

	Total Preferred Stock (cost $3,953,889)	4,148,414

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Collateral Held for Securities Loaned (3.1%)	Value	% of Net Assets
8,831,966	Thrivent Cash Management Trust	$8,831,966	3.1%

	Total Collateral Held for Securities Loaned (cost $8,831,966)	8,831,966

Shares or Principal Amount	Short-Term Investments (7.4%)[f]	Value	% of Net Assets
	Thrivent Cash Management Trust
19,990,880	0.110%	19,990,880	7.0%
	U.S. Treasury Bills
1,000,000	0.045%, 11/12/2015[g]	999,986	0.3%
	Federal National Mortgage Association Discount Notes
200,000	0.070%, 1/8/2016	199,974	0.1%
	Other Securities^	199,976	<0.1%

	Total Short-Term Investments (at amortized cost)	21,390,816

	Total Investments (cost $303,154,946) 107.9%	$309,979,578

	Other Assets and Liabilities, Net (7.9%)	(22,812,552)

	Total Net Assets 100.0%	$287,167,026

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $17,052,808 or 5.9% of total net assets.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Balanced Income Plus Fund held restricted securities as of October 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2015, the value of these investments was $1,071,605 or 0.4% of total net assets.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$15,787,858
Gross unrealized depreciation	(9,894,993)

Net unrealized appreciation (depreciation)	$5,892,865

Cost for federal income tax purposes	$304,086,713

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,524,865	–	2,524,865	–
Capital Goods	1,898,917	–	1,898,917	–
Communications Services	14,804,428	–	13,291,919	1,512,509
Consumer Cyclical	8,782,528	–	8,782,528	–
Consumer Non-Cyclical	7,297,768	–	7,297,768	–
Energy	3,069,761	–	2,494,669	575,092
Financials	2,737,132	–	2,737,132	–
Technology	2,874,976	–	2,560,816	314,160
Transportation	2,286,517	–	2,286,517	–
Utilities	1,418,092	–	1,418,092	–

Common Stock
Consumer Discretionary	20,403,184	15,746,769	4,656,415	–
Consumer Staples	6,849,426	2,864,891	3,984,535	–
Energy	10,732,835	10,169,431	563,404	–
Financials	37,436,830	25,429,490	12,004,377	2,963
Health Care	13,466,531	10,616,417	2,850,114	–
Industrials	14,403,193	9,496,976	4,906,217	–
Information Technology	20,083,345	17,562,144	2,521,201	–
Materials	2,906,976	1,165,965	1,741,011	–
Telecommunications Services	2,709,836	365,318	2,344,518	–
Utilities	3,496,632	2,292,440	1,204,192	–

Long-Term Fixed Income
Asset-Backed Securities	3,605,951	–	3,605,951	–
Basic Materials	1,405,200	–	1,405,200	–
Capital Goods	2,222,174	–	2,222,174	–
Collateralized Mortgage Obligations	11,499,057	–	11,499,057	–
Communications Services	4,020,524	–	4,020,524	–
Consumer Cyclical	4,333,542	–	4,333,542	–
Consumer Non-Cyclical	4,210,584	–	4,210,584	–
Energy	3,101,407	–	3,101,407	–
Financials	10,874,857	–	10,874,857	–
Foreign Government	16,033,503	–	16,033,503	–
Mortgage-Backed Securities	13,313,793	–	13,313,793	–
Technology	2,533,393	–	2,533,393	–
Transportation	1,134,873	–	1,134,873	–
U.S. Government and Agencies	2,095,006	–	2,095,006	–
Utilities	2,656,654	–	2,656,654	–

Mutual Funds
Equity Mutual Funds	8,959,486	8,959,486	–	–
Fixed Income Mutual Funds	3,424,606	3,424,606	–	–

Preferred Stock
Financials	3,855,006	2,451,097	1,403,909	–
Materials	293,408	293,408	–	–
Collateral Held for Securities Loaned	8,831,966	8,831,966	–	–
Short-Term Investments	21,390,816	19,990,880	1,399,936	–

Total	$309,979,578	$139,661,284	$167,913,570	$2,404,724

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	77,829	77,829	–	–
Credit Default Swaps	11,011	–	11,011	–

Total Asset Derivatives	$88,840	$77,829	$11,011	$–

Liability Derivatives
Futures Contracts	15,005	15,005	–	–

Total Liability Derivatives	$15,005	$15,005	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

The following table presents Balanced Income Plus Fund’s futures contracts held as of October 31, 2015. Investments totaling $199,976 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(123)	December 2015	($26,944,312)	($26,894,718)	$49,594
5-Yr. U.S. Treasury Bond Futures	65	December 2015	7,789,538	7,785,274	(4,264)
10-Yr. U.S. Treasury Bond Futures	(17)	December 2015	(2,164,658)	(2,170,687)	(6,029)
30-Yr. U.S. Treasury Bond Futures	5	December 2015	772,359	782,187	9,828
S&P 500 Index Mini-Futures	6	December 2015	603,703	622,110	18,407
Ultra Long Term U.S. Treasury Bond Futures	8	December 2015	1,282,712	1,278,000	(4,712)
Total Futures Contracts					$62,824

The following table presents Balanced Income Plus Fund’s swaps contracts held as of October 31, 2015. Investments totaling $99,999 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 22, 5 Year, at 5.00%; CS First Boston Corporation	Buy	6/20/2020	$2,524,500	$11,011	$11,011
Total Credit Default Swaps				$11,011	$11,011

1

As the buyer of protection, Balanced Income Plus Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Income Plus Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Balanced Income Plus Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$59,422
Total Interest Rate Contracts		59,422

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	18,407
Total Equity Contracts		18,407

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	11,011
Total Credit Contracts		11,011
Total Asset Derivatives		$88,840

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	15,005
Total Interest Rate Contracts		15,005
Total Liability Derivatives		$15,005

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(7,258)
Total Interest Rate Contracts		(7,258)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	171,110
Total Equity Contracts		171,110

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(13,567)
Total Credit Contracts		(13,567)
Total		$150,285

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	60,204
Total Interest Rate Contracts		60,204

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(68,147)
Total Equity Contracts		(68,147)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	11,011
Total Credit Contracts		11,011
Total		$3,068

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$1,845,398	0.6%	N/A	N/A
Interest Rate Contracts	54,973,611	19.2	N/A	N/A
Credit Contracts	N/A	N/A	$51,961	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Collateral Investment	$3,335,702	$46,510,403	$41,014,139	8,831,966	$8,831,966	$42,922
Cash Management Trust-Short Term Investment	32,752,028	103,811,238	116,572,386	19,990,880	19,990,880	16,525
Total Value and Income Earned	36,087,730				28,822,846	59,447

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (33.2%)	Value	% of Net Assets
Basic Materials (2.4%)
	Fortescue Metals Group, Ltd., Term Loan
$2,692,655	4.250%, 6/30/2019[a]	$2,272,412	0.6%
	Ineos US Finance, LLC, Term Loan
2,222,682	3.750%, 12/15/2020[a]	2,161,558	0.5%
	Other Securities^	5,179,294	1.3%

	Total	9,613,264

Capital Goods(1.6%)
	ADS Waste Holdings, Inc., Term Loan
2,125,650	3.750%, 10/9/2019[a]	2,097,761	0.5%
	Rexnord, LLC, Term Loan
2,205,000	4.000%, 8/21/2020[a]	2,176,974	0.5%
	Silver II Borrower, Term Loan
2,069,939	4.000%, 12/13/2019[a]	1,890,538	0.5%
	Other Securities^	451,375	0.1%

	Total	6,616,648

Communications Services (11.8%)
	Cincinnati Bell, Inc., Term Loan
1,901,560	4.000%, 9/10/2020[a]	1,877,790	0.5%
	Fairpoint Communications, Term Loan
1,979,323	7.500%, 2/14/2019[a]	1,980,036	0.5%
	Grande Communications Networks, LLC, Term Loan
2,233,633	4.500%, 5/29/2020[a]	2,216,880	0.5%
	Hargray Communications Group, Inc., Term Loan
2,229,605	5.250%, 6/26/2019[a]	2,224,967	0.5%
	iHeartCommunications, Inc., Term Loan
2,219,170	6.938%, 1/30/2019[a]	1,855,093	0.5%
	Integra Telecom Holdings, Inc., Term Loan
2,685,777	5.250%, 8/14/2020[a]	2,656,395	0.7%
	Level 3 Communications, Inc., Term Loan
2,250,000	4.000%, 8/1/2019[a]	2,255,153	0.6%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	4.500%, 1/7/2022[a]	2,210,163	0.5%
	LTS Buyer, LLC, Term Loan
2,199,375	4.000%, 4/13/2020[a]	2,163,635	0.5%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,970,502	4.750%, 3/22/2019[a]	1,968,748	0.5%
	NEP/NCP Holdco, Inc., Term Loan
3,208,641	4.250%, 1/22/2020[a]	3,072,274	0.8%
	NTelos, Inc., Term Loan
2,416,193	5.750%, 11/9/2019[a]	2,398,072	0.6%
	TNS, Inc., Term Loan
1,844,826	5.000%, 2/14/2020[a]	1,827,153	0.5%
	Univision Communications, Inc., Term Loan
2,232,273	4.000%, 3/1/2020[a]	2,216,647	0.5%
	WideOpenWest Finance, LLC, Term Loan
2,233,052	4.500%, 4/1/2019[a]	2,193,036	0.5%
	Yankee Cable Acquisition, LLC, Term Loan
2,128,714	4.250%, 3/1/2020[a]	2,117,410	0.5%
	Zayo Group, LLC, Term Loan
2,232,145	3.750%, 5/6/2021[a]	2,228,306	0.5%
	Other Securities^	10,559,667	2.6%

	Total	48,021,425

Consumer Cyclical (4.2%)
	Amaya Gaming Group, Inc., Term Loan
2,118,640	5.000%, 8/1/2021[a]	2,066,055	0.5%
	Burlington Coat Factory Warehouse Corporation, Term Loan
2,002,028	4.250%, 8/13/2021[a]	2,002,349	0.5%
	J.C. Penney Corporation, Inc., Term Loan
2,233,588	6.000%, 5/22/2018[a]	2,225,212	0.5%
	Mohegan Tribal Gaming Authority, Term Loan
1,918,867	5.500%, 6/15/2018[a]	1,895,841	0.5%
	Scientific Games International, Inc., Term Loan
2,245,013	6.000%, 10/18/2020[a]	2,190,638	0.5%
	Other Securities^	6,863,568	1.7%

	Total	17,243,663

Consumer Non-Cyclical (4.9%)
	Albertsons, Inc., Term Loan
2,472,323	5.375%, 3/21/2019[a]	2,468,960	0.6%
	Ortho-Clinical Diagnostics, Inc., Term Loan
2,592,876	4.750%, 6/30/2021[a]	2,551,831	0.6%
	Supervalu, Inc., Term Loan
2,260,788	4.500%, 3/21/2019[a]	2,255,747	0.6%
	Valeant Pharmaceuticals International, Inc., Term Loan
1,975,000	0.000%, 4/1/2022[a,b,c]	1,833,294	0.5%
	Visant Corporation, Term Loan
2,065,786	7.000%, 9/23/2021[a]	2,056,428	0.5%
	Other Securities^	8,791,723	2.1%

	Total	19,957,983

Energy (1.8%)
	Other Securities^	7,551,661	1.8%

	Total	7,551,661

Financials (1.4%)
	Harland Clarke Holdings Corporation, Term Loan
2,156,469	7.000%, 5/22/2018[a]	2,148,382	0.5%
	Other Securities^	3,613,296	0.9%

	Total	5,761,678

Technology (2.4%)
	BMC Software, Inc., Term Loan
2,132,500	5.000%, 9/10/2020[a]	1,917,246	0.5%
	First Data Corporation, Term Loan
2,285,000	3.697%, 3/23/2018[a]	2,266,240	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (33.2%)	Value	% of Net Assets
Technology (2.4%) - continued
	Freescale Semiconductor, Inc., Term Loan
$2,233,124	4.250%, 2/28/2020[a]	$2,230,534	0.5%
	Other Securities^	3,219,684	0.8%

	Total	9,633,704

Transportation (1.8%)
	American Airlines, Inc., Term Loan
4,455,638	3.250%, 6/27/2020[a]	4,412,017	1.1%
	Other Securities^	2,780,340	0.7%

	Total	7,192,357

Utilities (0.9%)
	Intergen NV, Term Loan
2,233,587	5.500%, 6/15/2020[a]	2,047,932	0.5%
	Other Securities^	1,722,745	0.4%

	Total	3,770,677

	Total Bank Loans (cost $143,512,503)	135,363,060

Principal Amount	Long-Term Fixed Income (58.6%)	Value	% of Net Assets
Asset-Backed Securities (3.9%)
	Other Securities^	15,997,629	3.9%

	Total	15,997,629

Basic Materials (1.0%)
	Other Securities^	4,007,630	1.0%

	Total	4,007,630

Capital Goods (1.8%)
	Other Securities^	7,159,512	1.8%

	Total	7,159,512

Collateralized Mortgage Obligations (8.3%)
	Alternative Loan Trust
499,543	5.500%, 5/25/2035	501,768	0.1%
	Banc of America Mortgage Securities, Inc.
454,647	2.849%, 9/25/2035	416,456	0.1%
	Banc of America Mortgage Trust
381,724	2.795%, 7/25/2035	352,975	0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
437,316	2.654%, 11/25/2035	371,300	0.1%
	Countrywide Home Loans, Inc.
343,670	2.451%, 3/20/2036	311,217	0.1%
	Other Securities^	31,392,478	7.8%

	Total	33,346,194

Communications Services (3.0%)
	Other Securities^	12,313,575	3.0%

	Total	12,313,575

Consumer Cyclical (3.0%)
	Other Securities^	12,078,569	3.0%

	Total	12,078,569

Consumer Non-Cyclical (2.9%)
	Other Securities^	11,691,212	2.9%

	Total	11,691,212

Energy (2.0%)
	Petrobras International Finance Company
1,100,000	5.750%, 1/20/2020	938,795	0.2%
	Petroleos Mexicanos
1,505,000	5.625%, 1/23/2046[d]	1,297,762	0.3%
	Other Securities^	5,873,835	1.5%

	Total	8,110,392

Financials (5.9%)
	Bank of America Corporation
	1.389% - 8.000%,
1,654,000	5/2/2017 - 12/29/2049[e,f]	1,719,587	0.5%
	Other Securities^	22,055,998	5.4%

	Total	23,775,585

Foreign Government (11.1%)
	Brazil Government International Bond
2,200,000	2.625%, 1/5/2023[g]	1,817,200	0.4%
2,620,000	4.875% - 5.000%, 1/22/2021 - 1/27/2045	2,138,958	0.5%
	Indonesia Government International Bond
5,040,000	3.375% - 5.125%, 5/5/2021 - 1/15/2045[d,g]	4,906,750	1.2%
	Mexico Government International Bond
5,060,000	3.500% - 4.750%, 1/21/2021 - 1/23/2046	4,984,955	1.2%
	Peru Government International Bond
2,235,000	4.125%, 8/25/2027	2,246,175	0.6%
	Russia Government International Bond
3,000,000	5.000%, 4/29/2020[d]	3,153,750	0.8%
1,820,000	4.875%, 9/16/2023[d]	1,881,334	0.5%
	Turkey Government International Bond
2,000,000	7.000%, 6/5/2020	2,265,900	0.6%
3,628,000	4.250% - 5.125%, 3/25/2022 - 4/16/2043[g]	3,563,976	0.9%
	Other Securities^	18,203,544	4.4%

	Total	45,162,542

Mortgage-Backed Securities (10.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,250,000	3.000%, 11/1/2030[c]	2,338,183	0.6%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,050,000	4.000%, 12/1/2045[c]	3,234,072	0.8%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,750,000	3.500%, 11/1/2030[c]	1,847,617	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (58.6%)	Value	% of Net Assets
Mortgage-Backed Securities (10.3%) - continued
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$14,500,000	3.500%, 11/1/2045[c]	$15,089,969	3.7%
11,262,500	4.000%, 11/1/2045[c]	11,988,402	2.9%
6,900,000	4.500%, 12/1/2045[c]	7,468,279	1.8%
200,000	4.000%, 12/1/2045[c]	212,508	<0.1%

	Total	42,179,030

Technology (1.7%)
	Other Securities^	7,048,279	1.7%

	Total	7,048,279

Transportation (0.7%)
	Other Securities^	3,056,809	0.7%

	Total	3,056,809

U.S. Government and Agencies (1.3%)
	U.S. Treasury Notes
4,510,000	1.875%, 6/30/2020	4,586,927	1.1%
900,000	2.125%, 6/30/2022	915,024	0.2%

	Total	5,501,951

Utilities (1.7%)
	Other Securities^	6,985,711	1.7%

	Total	6,985,711

	Total Long-Term Fixed Income (cost $242,834,799)	238,414,620

Shares	Mutual Funds (3.1%)	Value	% of Net Assets
Equity Mutual Funds (0.6%)
	Other Securities^	2,470,970	0.6%

	Total	2,470,970

Fixed Income Mutual Funds (2.5%)
	Other Securities^	10,028,384	2.5%

	Total	10,028,384

	Total Mutual Funds (cost $14,245,277)	12,499,354

Shares	Preferred Stock (1.5%)	Value	% of Net Assets
Financials (1.4%)
322	Bank of America Corporation, Convertible, 7.250%[e]	355,810	0.1%
	Other Securities^	5,190,966	1.3%

	Total	5,546,776

Materials (0.1%)
	Other Securities^	396,378	0.1%

	Total	396,378

Utilities (<0.1%)
	Other Securities^	210,640	<0.1%

	Total	210,640

	Total Preferred Stock (cost $5,866,495)	6,153,794

Shares	Common Stock (0.9%)	Value	% of Net Assets
Financials (0.9%)
	Other Securities^	3,606,741	0.9%

	Total	3,606,741

	Total Common Stock (cost $4,070,479)	3,606,741

Shares	Collateral Held for Securities Loaned (2.1%)	Value	% of Net Assets
8,644,084	Thrivent Cash Management Trust	8,644,084	2.1%

	Total Collateral Held for Securities Loaned (cost $8,644,084)	8,644,084

Shares or Principal Amount	Short-Term Investments (13.5%)[h]	Value	% of Net Assets
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	0.100%, 1/8/2016[i]	199,962	0.1%
	U.S. Treasury Bills
100,000	0.045%, 11/12/2015[j]	99,999	<0.1%
	Thrivent Cash Management Trust
54,752,388	0.110%	54,752,388	13.4%

	Total Short-Term Investments (at amortized cost)	55,052,349

	Total Investments (cost $474,225,986) 112.9%	$459,734,002

	Other Assets and Liabilities, Net (12.9%)	(52,498,553)

	Total Net Assets 100.0%	$407,235,449

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $50,693,837 or 12.4% of total net assets.

e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
g	All or a portion of the security is on loan.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
j	Denotes investments pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

Opportunity Income Plus Fund held restricted securities as of October 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2015, the value of these investments was $5,335,792 or 1.3% of total net assets.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$3,527,401
Gross unrealized depreciation	(17,945,058)

Net unrealized appreciation (depreciation)	($14,417,657)
Cost for federal income tax purposes	$474,151,659

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	9,613,264	–	8,139,261	1,474,003
Capital Goods	6,616,648	–	6,616,648	–
Communications Services	48,021,425	–	41,651,165	6,370,260
Consumer Cyclical	17,243,663	–	17,243,663	–
Consumer Non-Cyclical	19,957,983	–	19,957,983	–
Energy	7,551,661	–	5,228,142	2,323,519
Financials	5,761,678	–	5,761,678	–
Technology	9,633,704	–	8,742,367	891,337
Transportation	7,192,357	–	7,192,357	–
Utilities	3,770,677	–	3,770,677	–

Long-Term Fixed Income
Asset-Backed Securities	15,997,629	–	15,997,629	–
Basic Materials	4,007,630	–	4,007,630	–
Capital Goods	7,159,512	–	7,159,512	–
Collateralized Mortgage Obligations	33,346,194	–	33,346,194	–
Communications Services	12,313,575	–	12,313,575	–
Consumer Cyclical	12,078,569	–	12,078,569	–
Consumer Non-Cyclical	11,691,212	–	11,691,212	–
Energy	8,110,392	–	8,110,392	–
Financials	23,775,585	–	23,775,585	–
Foreign Government	45,162,542	–	45,162,542	–
Mortgage-Backed Securities	42,179,030	–	42,179,030	–
Technology	7,048,279	–	7,048,279	–
Transportation	3,056,809	–	3,056,809	–
U.S. Government and Agencies	5,501,951	–	5,501,951	–
Utilities	6,985,711	–	6,985,711	–

Mutual Funds
Equity Mutual Funds	2,470,970	2,470,970	–	–
Fixed Income Mutual Funds	10,028,384	10,028,384	–	–

Preferred Stock
Financials	5,546,776	3,653,857	1,892,919	–
Materials	396,378	396,378	–	–
Utilities	210,640	210,640	–	–

Common Stock
Financials	3,606,741	3,606,741	–	–
Collateral Held for Securities Loaned	8,644,084	8,644,084	–	–
Short-Term Investments	55,052,349	54,752,388	299,961	–

Total	$459,734,002	$83,763,442	$364,911,441	$11,059,119

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	193,275	193,275	–	–

Total Asset Derivatives	$193,275	$193,275	$–	$–

Liability Derivatives
Futures Contracts	32,252	32,252	–	–
Credit Default Swaps	24,213	–	24,213	–

Total Liability Derivatives	$56,465	$32,252	$24,213	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

The following table presents Opportunity Income Plus Fund’s futures contracts held as of October 31, 2015. Investments totaling $199,962 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(371)	December 2015	($81,271,056)	($81,121,469)	$149,587
5-Yr. U.S. Treasury Bond Futures	202	December 2015	24,207,486	24,194,235	(13,251)
10-Yr. U.S. Treasury Bond Futures	(27)	December 2015	(3,437,987)	(3,447,563)	(9,576)
30-Yr. U.S. Treasury Bond Futures	20	December 2015	3,085,062	3,128,750	43,688
Ultra Long Term U.S. Treasury Bond Futures	16	December 2015	2,565,425	2,556,000	(9,425)
Total Futures Contracts					$161,023

The following table presents Opportunity Income Plus Fund’s swaps contracts held as of October 31, 2015. Investments totaling $99,999 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/ (Loss)
CDX IG CDSI S24, 5 Year, at 1.00%; Barclays Capital, Inc.	Sell	6/20/2020	($4,750,000)	($24,213)	($24,213)
Total Credit Default Swaps				($24,213)	($24,213)

1

As the buyer of protection, Opportunity Income Plus Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Opportunity Income Plus Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Opportunity Income Plus Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$193,275
Total Interest Rate Contracts		193,275
Total Asset Derivatives		$193,275

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	32,252
Total Interest Rate Contracts		32,252

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	24,213
Total Credit Contracts		24,213

Total Liability Derivatives		$56,465

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	337,315

Total Interest Rate Contracts		337,315

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(11,340)

Total Credit Contracts		(11,340)

Total		$325,975

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	140,165

Total Interest Rate Contracts		140,165

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(24,213)

Total Credit Contracts		(24,213)

Total		$115,952

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$151,883,567	37.7%	N/A	N/A
Credit Contracts	N/A	N/A	$82,304	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust- Collateral Investment	$4,698,528	$66,829,675	$62,884,119	8,644,084	$8,644,084	$73,303
Cash Management Trust- Short Term Investment	53,096,934	210,039,829	208,384,375	54,752,388	54,752,388	39,817
Total Value and Income Earned	57,795,462				63,396,472	113,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (91.7%)	Value
Brazil (8.5%)
35,680	Banco Bradesco SA	$216,984
5,500	BRF SA	85,658
22,500	Lojas Renner SA	107,944
6,700	Multiplan Empreendimentos Imobiliarios SA	73,050
12,200	Ultrapar Participacoes SA	211,818
34,000	Vale SA ADR	148,240

	Total	843,694

Chile (1.2%)
6,300	Banco Santander Chile SA ADR	119,637

	Total	119,637

China (1.6%)
198,000	PetroChina Company, Ltd.	155,015

	Total	155,015

Hong Kong (11.9%)
53,000	AIA Group, Ltd.	310,756
27,500	China Mobile, Ltd.	329,722
66,000	Hang Lung Group, Ltd.	239,303
1,800	Hong Kong Exchanges and Clearing, Ltd.	47,104
18,000	Swire Pacific, Ltd.	207,964
18,600	Swire Properties, Ltd.	55,831

	Total	1,190,680

Hungary (1.2%)
7,000	Richter Gedeon Nyrt	116,767

	Total	116,767

India (15.6%)
40,000	Ambuja Cements, Ltd. GDR	126,680
2,500	Grasim Industries, Ltd. GDR	140,386
3,000	HDFC Bank, Ltd. ADR	183,420
31,445	ICICI Bank, Ltd. ADR	271,056
24,000	Infosys, Ltd. ADR	435,840
47,207	ITC, Ltd. GDR[a]	241,220
3,600	Ultra Tech Cement, Ltd. GDR	159,001

	Total	1,557,603

Indonesia (3.9%)
684,500	Astra International Tbk PT	294,252
74,000	Indocement Tunggal Prakarsa Tbk PT	96,786

	Total	391,038

Luxembourg (1.4%)
5,700	Tenaris SA ADR	144,039

	Total	144,039

Malaysia (1.6%)
85,636	CIMB Group Holdings Berhad	91,743
16,000	Public Bank Berhad	67,267

	Total	159,010

Mexico (8.4%)
3,900	Fomento Economico Mexicano SAB de CV ADR	386,451
1,000	Grupo Aeroportuario del Sureste SAB de CV ADR	154,740
55,900	Grupo Financiero Banorte SAB de CV ADR	299,267

	Total	840,458

Philippines (3.9%)
315,000	Ayala Land, Inc.	240,566
83,000	Bank of the Philippine Islands	149,734

	Total	390,300

Poland (1.6%)
4,031	Bank Pekao SA	156,756

	Total	156,756

Portugal (1.2%)
8,800	Jeronimo Martins SGPS SA	123,523

	Total	123,523

Russia (4.2%)
6,200	Lukoil ADR	225,219
1,100	Magnit PJSC	191,750

	Total	416,969

South Africa (3.6%)
10,900	Massmart Holdings, Ltd.	90,293
8,496	MTN Group, Ltd.	96,724
25,900	Truworths International, Ltd.	175,235

	Total	362,252

South Korea (1.2%)
650	E-Mart Company, Ltd.	120,917

	Total	120,917

Taiwan (4.7%)
31,000	Taiwan Mobile Company, Ltd.	97,590
88,000	Taiwan Semiconductor Manufacturing Company, Ltd.	370,803

	Total	468,393

Thailand (4.1%)
15,000	Siam Cement pcl	190,478
59,000	Siam Commercial Bank pcl	220,993

	Total	411,471

Turkey (5.4%)
72,500	Akbank TAS	185,799
8,800	BIM Birlesik Magazalar AS	178,696
66,200	Turkiye Garanti Bankasi AS	171,420

	Total	535,915

United Kingdom (4.9%)
5,100	BHP Billiton plc	82,094
4,400	SABMiller plc	269,376
12,636	Standard Chartered plc	140,267

	Total	491,737

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (91.7%)	Value
United States (1.6%)
2,300	Yum! Brands, Inc.	$163,093

	Total	163,093

	Total Common Stock (cost $10,862,663)	9,159,267

Shares	Preferred Stock (6.2%)
South Korea (6.2%)
595	Samsung Electronics Company, Ltd.	621,465

	Total	621,465

	Total Preferred Stock (cost $595,666)	621,465

Shares or Principal Amount	Short-Term Investments (2.1%)[b]
210,247	Thrivent Cash Management Trust 0.110%	210,247

	Total Short-Term Investments (at amortized cost)	210,247

	Total Investments (cost $11,668,576) 100.0%	$9,990,979

	Other Assets and Liabilities, Net 0.0%	(4,459)

	Total Net Assets 100.0%	$9,986,520

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes. were as follows:
Gross unrealized appreciation	$181,406
Gross unrealized depreciation	(1,860,069)

Net unrealized appreciation (depreciation)	$(1,678,663)

Cost for federal income tax purposes	$11,669,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	861,441	163,093	698,348	–
Consumer Staples	1,566,967	386,451	1,180,516	–
Energy	736,091	144,039	592,052	–
Financials	3,240,953	574,113	2,666,840	–
Health Care	116,767	–	116,767	–
Industrials	362,704	154,740	207,964	–
Information Technology	806,643	435,840	370,803	–
Materials	943,665	433,921	509,744	–
Telecommunications Services	524,036	–	524,036	–

Preferred Stock
Information Technology	621,465	–	621,465	–
Short-Term Investments	210,247	210,247	–	–

Total	$9,990,979	$2,502,444	$7,488,535	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Short Term Investment	$228,777	$4,002,221	$4,020,751	210,247	$210,247	$144
Total Value and Income Earned	228,777				210,247	144

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (98.3%)	Value
Consumer Discretionary (12.0%)
77,979	Aaron’s, Inc.	$1,923,742
77,306	Cedar Fair, LP	4,329,136
117,210	Core-Mark Holding Company, Inc.	9,528,001
139,780	G-III Apparel Group, Ltd.[a]	7,700,480
183,110	Houghton Mifflin Harcourt Company[a]	3,587,125
109,847	MDC Partners, Inc.[b]	2,282,621
22,635	Meritage Homes Corporation[a]	798,110
316,960	Nutrisystem, Inc.	7,331,285
96,470	Oxford Industries, Inc.	7,024,945
65,590	Papa John’s International, Inc.	4,602,450
9,833	Steven Madden, Ltd.[a]	342,680
466,112	Tuesday Morning Corporation[a]	2,521,666
35,110	Zoe’s Kitchen, Inc.[a,b]	1,208,837

	Total	53,181,078

Consumer Staples (1.9%)
44,840	Casey’s General Stores, Inc.	4,762,905
89,740	WhiteWave Foods Company[a]	3,677,545

	Total	8,440,450

Energy (1.9%)
158,686	Callon Petroleum Company[a]	1,377,394
140,504	Laredo Petroleum Holdings, Inc.[a,b]	1,612,986
170,370	Oasis Petroleum, Inc.[a,b]	1,981,403
54,220	Parsley Energy, Inc.[a]	961,321
164,620	Rice Energy, Inc.[a]	2,512,101

	Total	8,445,205

Financials (25.2%)
38,972	Affiliated Managers Group, Inc.[a]	7,025,093
102,540	Allied World Assurance Company Holdings AG	3,728,354
87,200	American Assets Trust, Inc.	3,676,352
69,022	Argo Group International Holdings, Ltd.	4,315,256
216,979	Assured Guaranty, Ltd.	5,953,904
131,754	BBCN Bancorp, Inc.	2,212,150
397,810	CNO Financial Group, Inc.	7,641,930
221,196	CoBiz Financial, Inc.	2,756,102
45,688	East West Bancorp, Inc.	1,845,338
166,170	Encore Capital Group, Inc.[a,b]	6,763,119
35,650	Extra Space Storage, Inc.	2,824,906
367,230	Hanmi Financial Corporation	9,364,365
133,140	Houlihan Lokey, Inc.[a]	2,917,097
295,933	Janus Capital Group, Inc.	4,595,840
119,950	PacWest Bancorp	5,402,548
136,060	Parkway Properties, Inc.	2,276,284
103,758	Pebblebrook Hotel Trust	3,546,449
123,300	Primerica, Inc.[b]	5,872,779
79,240	Renasant Corporation	2,744,081
27,151	SVB Financial Group[a]	3,314,323
359,360	Synovus Financial Corporation	11,366,557
243,370	Talmer Bancorp, Inc.	4,093,483
198,030	Terreno Realty Corporation	4,431,911
50,000	Western Alliance Bancorp[a]	1,787,500
23,009	Wintrust Financial Corporation	1,161,724

	Total	111,617,445

Health Care (13.4%)
92,240	Acorda Therapeutics, Inc.[a]	3,324,330
101,690	Akorn, Inc.[a]	2,719,191
72,800	Align Technology, Inc.[a]	4,765,488
158,720	AMN Healthcare Services, Inc.[a]	4,502,886
47,730	Analogic Corporation	4,182,103
176,590	Depomed, Inc.[a,b]	3,090,325
278,852	ExamWorks Group, Inc.[a]	7,874,780
2,923	Furiex Pharmaceuticals, Inc. Contigent Value Right[a,c]	29,230
84,420	Greatbatch, Inc.[a]	4,512,249
50,850	Neurocrine Biosciences, Inc.[a]	2,496,227
129,143	NuVasive, Inc.[a]	6,090,384
100,360	Teleflex, Inc.	13,347,881
7,334	Wellcare Health Plans, Inc.[a]	649,792
28,144	West Pharmaceutical Services, Inc.	1,688,921

	Total	59,273,787

Industrials (21.0%)
25,145	Alaska Air Group, Inc.	1,917,306
14,447	Astec Industries, Inc.	469,528
92,680	AZZ, Inc.	5,127,984
145,570	CLARCOR, Inc.	7,258,120
95,980	Curtiss-Wright Corporation	6,676,369
222,601	EMCOR Group, Inc.	10,747,176
23,115	ESCO Technologies, Inc.	857,335
144,993	FTI Consulting, Inc.[a]	4,931,212
202,147	Granite Construction, Inc.	6,638,507
145,757	HNI Corporation	6,258,806
111,010	Huron Consulting Group, Inc.[a]	5,361,783
32,959	Kforce, Inc.	926,478
149,859	Korn/Ferry International	5,450,372
65,460	Mine Safety Appliances Company	2,846,201
9,577	Nordson Corporation	682,265
403,851	Progressive Waste Solutions, Ltd.	9,712,617
21,800	Proto Labs, Inc.[a]	1,413,512
222,340	Raven Industries, Inc.	4,048,811
4,441	RBC Bearings, Inc.[a]	303,720
160,960	Ritchie Brothers Auctioneers, Inc.[b]	4,180,131
10,540	Sun Hydraulics Corporation	308,717
104,660	Tennant Company	6,061,907
13,271	Waste Connections, Inc.	723,004

	Total	92,901,861

Information Technology (17.2%)
30,770	Arista Networks, Inc.[a,b]	1,984,973
177,240	Atmel Corporation	1,347,024
172,630	Broadridge Financial Solutions, Inc.	10,285,295
50,450	Brooks Automation, Inc.	556,968
57,200	Criteo SA ADR[a,b]	2,177,032
20,787	DST Systems, Inc.	2,539,132
52,310	Envestnet, Inc.[a]	1,561,977
90,619	FARO Technologies, Inc.[a]	3,062,016
68,850	FEI Company	4,970,282
118,880	Guidewire Software, Inc.[a]	6,922,382
49,061	Ixia[a]	706,969
7,281	Littelfuse, Inc.	727,590
159,300	Microsemi Corporation[a]	5,736,393
223,090	National Instruments Corporation	6,797,552
89,866	Plantronics, Inc.	4,818,615
19,956	SYNNEX Corporation	1,764,909
96,290	Textura Corporation[a,b]	2,827,074
153,620	Veeco Instruments, Inc.[a]	2,768,233
253,177	Virtusa Corporation[a]	14,539,955

	Total	76,094,371

Materials (4.5%)
59,850	Balchem Corporation	4,087,755
216,840	Chemtura Corporation[a]	6,925,870
34,599	Eagle Materials, Inc.	2,284,572

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (98.3%)	Value
Materials (4.5%) - continued
315,000	Horsehead Holding Corporation[a,b]	$894,600
178,850	PolyOne Corporation	5,980,744

	Total	20,173,541

Utilities (1.2%)
81,690	Laclede Group, Inc.	4,784,583
23,382	PNM Resources, Inc.	657,502

	Total	5,442,085

	Total Common Stock (cost $380,580,317)	435,569,823

Shares	Mutual Funds (1.0%)	Value
Equity Mutual Funds (1.0%)
115,350	SPDR S&P Oil & Gas Exploration & Production ETF[b]	4,277,178

	Total	4,277,178

	Total Mutual Funds (cost $4,209,110)	4,277,178

Shares	Collateral Held for Securities Loaned (8.3%)	Value
36,769,900	Thrivent Cash Management Trust	36,769,900

	Total Collateral Held for Securities Loaned (cost $36,769,900)	36,769,900

Shares or Principal Amount	Short-Term Investments (0.5%)[d]	Value
100,000	Federal Home Loan Bank Discount Notes 0.100%, 1/4/2016	99,982
2,250,791	Thrivent Cash Management Trust 0.110%	2,250,791

	Total Short-Term Investments (at amortized cost)	2,350,773

	Total Investments (cost $423,910,100) 108.1%	$478,967,674

	Other Assets and Liabilities, Net (8.1%)	(35,940,754)

	Total Net Assets 100.0%	$443,026,920

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$77,568,503
Gross unrealized depreciation	(22,930,378)

Net unrealized appreciation (depreciation)	$54,638,125

Cost for federal income tax purposes	$424,329,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	53,181,078	53,181,078	–	–
Consumer Staples	8,440,450	8,440,450	–	–
Energy	8,445,205	8,445,205	–	–
Financials	111,617,445	111,617,445	–	–
Health Care	59,273,787	59,244,557	–	29,230
Industrials	92,901,861	92,901,861	–	–
Information Technology	76,094,371	76,094,371	–	–
Materials	20,173,541	20,173,541	–	–
Utilities	5,442,085	5,442,085	–	–
Mutual Funds
Equity Mutual Funds	4,277,178	4,277,178	–	–
Collateral Held for Securities Loaned	36,769,900	36,769,900	–	–
Short-Term Investments	2,350,773	2,250,791	99,982	–

Total	$478,967,674	$478,838,462	$99,982	$29,230

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(193,152)

Total Equity Contracts		(193,152)

Total		($193,152)

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$28,022	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Collateral Investment	$13,527,930	$210,808,845	$187,566,875	36,769,900	$36,769,900	$359,502
Cash Management Trust-Short Term Investment	10,468,825	116,517,537	124,735,571	2,250,791	2,250,791	5,501
Total Value and Income Earned	23,996,755				39,020,691	365,003

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (94.1%)	Value
Consumer Discretionary (9.0%)
298,750	Cheesecake Factory, Inc.	$14,399,750
480,800	DISH Network Corporation[a]	30,275,976
160,506	Harman International Industries, Inc.	17,649,240
268,336	Scripps Networks Interactive, Inc.[b]	16,121,627
715,500	Time, Inc.	13,293,990
568,176	Toll Brothers, Inc.[a]	20,437,290

	Total	112,177,873

Consumer Staples (3.0%)
215,300	Ingredion, Inc.	20,466,418
192,249	Molson Coors Brewing Company	16,937,137

	Total	37,403,555

Energy (4.0%)
40,550	Cimarex Energy Company	4,787,333
238,100	Denbury Resources, Inc.[b]	842,874
34,300	Dril-Quip, Inc.[a]	2,111,508
30,500	Energen Corporation	1,773,575
56,550	Ensco plc	940,427
34,000	EQT Corporation	2,246,380
33,700	Gulfport Energy Corporation[a]	1,026,839
143,150	Helix Energy Solutions Group, Inc.[a]	827,407
92,217	HollyFrontier Corporation	4,515,866
49,900	National Oilwell Varco, Inc.	1,878,236
82,674	Newfield Exploration Company[a]	3,322,668
78,348	Noble Energy, Inc.	2,807,992
61,550	Oceaneering International, Inc.	2,586,331
54,900	Oil States International, Inc.[a]	1,647,549
118,430	Patterson-UTI Energy, Inc.	1,763,423
89,500	Rowan Companies plc	1,761,360
51,358	SM Energy Company	1,712,789
206,800	Superior Energy Services, Inc.	2,928,288
25,100	Tesoro Corporation	2,683,943
168,119	Weatherford International, Ltd.[a]	1,721,539
50,750	Western Refining, Inc.	2,112,215
55,200	Whiting Petroleum Corporation[a]	951,096
73,000	World Fuel Services Corporation	3,245,580

	Total	50,195,218

Financials (25.0%)
843,100	Assured Guaranty, Ltd.	23,134,664
585,456	Brixmor Property Group, Inc.	14,999,383
190,550	Camden Property Trust	14,060,685
208,100	Digital Realty Trust, Inc.	15,391,076
880,400	Duke Realty Corporation	18,224,280
447,975	First Republic Bank	29,257,247
1,072,459	Host Hotels & Resorts, Inc.	18,585,714
3,146,326	Huntington Bancshares, Inc.	34,515,196
1,406,100	KeyCorp	17,463,762
175,800	M&T Bank Corporation[b]	21,069,630
571,175	NASDAQ OMX Group, Inc.	33,065,321
388,840	Northern Trust Corporation	27,370,448
342,549	Raymond James Financial, Inc.	18,877,875
912,400	Zions Bancorporation	26,249,748

	Total	312,265,029

Health Care (11.8%)
489,600	Acorda Therapeutics, Inc.[a,b]	17,645,184
160,914	C.R. Bard, Inc.	29,986,324
106,200	Edwards Lifesciences Corporation[a]	16,689,330
808,250	Hologic, Inc.[a]	31,408,595
247,789	Universal Health Services, Inc.	30,252,559
173,850	Waters Corporation[a]	22,218,030

	Total	148,200,022

Industrials (16.4%)
916,291	ADT Corporation[b]	30,274,255
234,475	Equifax, Inc.	24,988,001
182,250	Huntington Ingalls Industries, Inc.	21,859,065
929,950	Masco Corporation	26,968,550
702,794	Oshkosh Corporation	28,877,805
1,023,440	Southwest Airlines Company	47,375,038
221,950	WABCO Holdings, Inc.[a]	24,909,448

	Total	205,252,162

Information Technology (20.3%)
172,350	Alliance Data Systems Corporation[a]	51,241,378
1,809,190	Applied Materials, Inc.	30,340,116
819,900	Juniper Networks, Inc.	25,736,661
2,216,012	NVIDIA Corporation	62,868,260
427,453	PayPal Holdings, Inc.[a]	15,392,583
539,900	Progress Software Corporation[a]	13,108,772
428,100	Red Hat, Inc.[a]	33,866,991
1,088,151	Teradyne, Inc.	21,240,708

	Total	253,795,469

Materials (2.9%)
559,550	Owens-Illinois, Inc.a	12,058,302
1,300,533	Steel Dynamics, Inc.	24,020,845

	Total	36,079,147

Utilities (1.7%)
504,100	Public Service Enterprise Group, Inc.	20,814,289

	Total	20,814,289

	Total Common Stock (cost $943,299,746)	1,176,182,764

Shares	Collateral Held for Securities Loaned (5.8%)	Value
71,928,749	Thrivent Cash Management Trust	71,928,749

	Total Collateral Held for Securities Loaned (cost $71,928,749)	71,928,749

Shares or Principal Amount	Short-Term Investments (6.1%)[c]	Value
76,906,562	Thrivent Cash Management Trust 0.110%	76,906,562

	Total Short-Term Investments (at amortized cost)	76,906,562

	Total Investments (cost $1,092,135,057) 106.0%	$1,325,018,075

	Other Assets and Liabilities, Net (6.0%)	(75,095,964)

	Total Net Assets 100.0%	$1,249,922,111

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2015

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$260,564,431
Gross unrealized depreciation	(28,962,948)

Net unrealized appreciation (depreciation)	$231,601,483

Cost for federal income tax purposes	$1,093,416,592

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	112,177,873	112,177,873	–	–
Consumer Staples	37,403,555	37,403,555	–	–
Energy	50,195,218	50,195,218	–	–
Financials	312,265,029	312,265,029	–	–
Health Care	148,200,022	148,200,022	–	–
Industrials	205,252,162	205,252,162	–	–
Information Technology	253,795,469	253,795,469	–	–
Materials	36,079,147	36,079,147	–	–
Utilities	20,814,289	20,814,289	–	–
Collateral Held for Securities Loaned	71,928,749	71,928,749	–	–
Short-Term Investments	76,906,562	76,906,562	–	–

Total	$1,325,018,075	$1,325,018,075	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Mid Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,986,736)

Total Equity Contracts		(1,986,736)

Total		($1,986,736)

The following table presents Mid Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$468,188	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Collateral Investment	$42,247,150	$287,541,290	$257,859,691	71,928,749	$71,928,749	$100,719
Cash Management Trust-Short Term Investment	40,850,015	227,590,836	191,534,289	76,906,562	76,906,562	38,781
Total Value and Income Earned	83,097,165				148,835,311	139,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value	% of Net Assets
Australia (2.4%)
	Other Securities^	$19,636,166	2.4%

	Total	19,636,166

Austria (0.4%)
	Other Securities^	3,284,668	0.4%

	Total	3,284,668

Belgium (1.0%)
	Other Securities^	8,011,373	1.0%

	Total	8,011,373

Bermuda (0.7%)
107,550	Jardine Matheson Holdings, Ltd.	5,848,175	0.7%
	Other Securities^	19,240	<0.1%

	Total	5,867,415

Brazil (1.0%)
	Other Securities^	8,450,565	1.0%

	Total	8,450,565

Canada (2.9%)
	Other Securities^	23,307,653	2.9%

	Total	23,307,653

Chile (0.2%)
	Other Securities^	1,389,043	0.2%

	Total	1,389,043

China (0.7%)
	Other Securities^	5,341,125	0.7%

	Total	5,341,125

Denmark (2.0%)
140,794	Danske Bank AS	3,873,759	0.5%
105,099	Novo Nordisk AS	5,581,125	0.7%
	Other Securities^	6,763,586	0.8%

	Total	16,218,470

Faroe Islands (0.1%)
	Other Securities^	655,802	0.1%

	Total	655,802

Finland (0.1%)
	Other Securities^	882,369	0.1%

	Total	882,369

France (7.3%)
263,085	AXA SA	7,021,244	0.9%
77,487	Cap Gemini SA	6,889,840	0.9%
28,636	Christian Dior SE	5,628,179	0.7%
138,103	Compagnie de Saint-Gobain	5,781,137	0.7%
113,771	Societe Generale	5,283,894	0.6%
78,350	Total SA	3,788,916	0.5%
	Other Securities^	24,803,946	3.0%

	Total	59,197,156

Germany (5.5%)
112,096	Daimler AG	9,720,269	1.2%
187,975	ThyssenKrupp AG	3,787,682	0.5%
	Other Securities^	30,917,969	3.8%

	Total	44,425,920

Hong Kong (3.0%)
613,400	AIA Group, Ltd.	3,596,567	0.4%
440,579	Cheung Kong Holdings, Ltd.	6,033,070	0.8%
	Other Securities^	14,799,024	1.8%

	Total	24,428,661

Hungary (0.1%)
	Other Securities^	1,167,836	0.1%

	Total	1,167,836

India (2.2%)
211,191	Housing Development Finance Corporation	4,048,063	0.5%
	Other Securities^	13,850,154	1.7%

	Total	17,898,217

Indonesia (0.5%)
6,877,300	Astra International Tbk PT	2,956,404	0.4%
	Other Securities^	983,556	0.1%

	Total	3,939,960

Ireland (0.9%)
	Other Securities^	7,440,257	0.9%

	Total	7,440,257

Israel (0.5%)
	Other Securities^	4,388,200	0.5%

	Total	4,388,200

Italy (3.1%)
264,768	Assicurazioni Generali SPA	5,016,447	0.6%
1,610,294	Intesa Sanpaolo SPA	5,602,305	0.7%
	Other Securities^	14,071,783	1.8%

	Total	24,690,535

Japan (16.9%)
151,300	KDDI Corporation	3,661,208	0.5%
684,442	Leopalace21 Corporation[a]	3,646,656	0.5%
1,542,253	Mitsui Chemicals, Inc.	5,831,497	0.7%
200,590	MS and AD Insurance Group Holdings, Inc.	5,913,518	0.7%
1,610,180	Nippon Yusen Kabushiki Kaisha	4,212,902	0.5%
554,880	Nissan Motor Company, Ltd.	5,752,011	0.7%
72,673	SoftBank Group Corporation	4,071,716	0.5%
464,695	Sumitomo Corporation	5,082,500	0.6%
1,329,851	Sumitomo Mitsui Trust Holdings, Inc.	5,104,699	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value	% of Net Assets
Japan (16.9%) - continued
82,000	Toyota Motor Corporation	$5,023,684	0.6%
	Other Securities^	88,127,444	11.0%

	Total	136,427,835

Jersey (0.8%)
256,809	WPP plc	5,756,815	0.7%
	Other Securities^	913,798	0.1%

	Total	6,670,613

Luxembourg (0.2%)
	Other Securities^	1,814,365	0.2%

	Total	1,814,365

Malaysia (0.2%)
	Other Securities^	1,317,666	0.2%

	Total	1,317,666

Mexico (1.2%)
40,500	Fomento Economico Mexicano SAB de CV ADR	4,013,145	0.5%
	Other Securities^	5,534,547	0.7%

	Total	9,547,692

Netherlands (4.2%)
900,327	Aegon NV	5,524,826	0.7%
56,022	ASML Holding NV	5,196,674	0.6%
754,112	BAM Group[a]	4,153,303	0.5%
40,548	Heineken NV	3,693,228	0.5%
100,829	Koninklijke DSM NV	5,374,951	0.7%
109,405	Unilever NV	4,947,034	0.6%
	Other Securities^	4,937,480	0.6%

	Total	33,827,496

New Zealand (0.2%)
	Other Securities^	1,239,079	0.2%

	Total	1,239,079

Norway (1.3%)
431,986	Marine Harvest ASA	5,798,092	0.7%
	Other Securities^	4,640,284	0.6%

	Total	10,438,376

Philippines (0.5%)
	Other Securities^	4,062,466	0.5%

	Total	4,062,466

Poland (0.2%)
	Other Securities^	1,664,584	0.2%

	Total	1,664,584

Portugal (0.3%)
	Other Securities^	2,410,551	0.3%

	Total	2,410,551

Russia (0.6%)
	Other Securities^	4,534,504	0.6%

	Total	4,534,504

Singapore (0.3%)
	Other Securities^	2,063,687	0.3%

	Total	2,063,687

South Africa (0.5%)
	Other Securities^	4,149,359	0.5%

	Total	4,149,359

South Korea (0.9%)
2,005	Samsung Electronics Company, Ltd.	2,404,850	0.3%
	Other Securities^	4,439,101	0.6%

	Total	6,843,951

Spain (2.6%)
995,537	Banco Popular Espanol SA	3,785,124	0.5%
674,832	Banco Santander SA	3,769,746	0.5%
561,334	Iberdrola SA	4,002,954	0.5%
	Other Securities^	9,729,548	1.1%

	Total	21,287,372

Sweden (2.1%)
456,965	Volvo AB	4,726,450	0.6%
	Other Securities^	12,119,142	1.5%

	Total	16,845,592

Switzerland (6.9%)
78,069	Adecco SA	5,803,287	0.7%
190,317	Credit Suisse Group AG	4,746,741	0.6%
7,920	Georg Fischer AG	4,866,065	0.6%
75,547	LafargeHolcim, Ltd.	4,254,413	0.5%
76,741	Nestle SA	5,861,017	0.7%
115,598	Novartis AG	10,471,877	1.3%
47,080	Roche Holding AG	12,782,166	1.6%
	Other Securities^	6,751,521	0.9%

	Total	55,537,087

Taiwan (0.7%)
1,008,362	Taiwan Semiconductor Manufacturing Company, Ltd.	4,248,904	0.5%
	Other Securities^	1,121,027	0.2%

	Total	5,369,931

Thailand (1.0%)
8,722,660	Krung Thai Bank pcl	4,185,489	0.5%
	Other Securities^	4,220,192	0.5%

	Total	8,405,681

Turkey (0.7%)
	Other Securities^	5,795,071	0.7%

	Total	5,795,071

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value	% of Net Assets
United Kingdom (9.3%)
718,075	BAE Systems plc	$4,857,389	0.6%
	Other Securities^	70,496,389	8.7%

	Total	75,353,778

United States (0.2%)
	Other Securities^	1,638,021	0.2%

	Total	1,638,021

	Total Common Stock (cost $684,025,223)	697,866,148

Principal Amount	Long-Term Fixed Income (10.5%)	Value	% of Net Assets
Argentina (0.3%)
	Other Securities^	2,471,631	0.3%

	Total	2,471,631

Azerbaijan (0.2%)
	Other Securities^	1,882,121	0.2%

	Total	1,882,121

Belize (<0.1%)
	Other Securities^	99,547	<0.1%

	Total	99,547

Bermuda (<0.1%)
	Other Securities^	177,000	<0.1%

	Total	177,000

Brazil (0.4%)
	Other Securities^	3,089,548	0.4%

	Total	3,089,548

Bulgaria (<0.1%)
	Other Securities^	117,013	<0.1%

	Total	117,013

Chile (0.4%)
	Other Securities^	3,036,618	0.4%

	Total	3,036,618

Colombia (0.5%)
	Other Securities^	4,034,985	0.5%

	Total	4,034,985

Costa Rica (0.3%)
	Other Securities^	2,522,525	0.3%

	Total	2,522,525

Croatia (0.6%)
	Other Securities^	4,711,631	0.6%

	Total	4,711,631

Dominican Republic (0.7%)
	Other Securities^	5,049,309	0.7%

	Total	5,049,309

Ecuador (0.1%)
	Other Securities^	745,095	0.1%

	Total	745,095

Egypt (0.1%)
	Other Securities^	766,700	0.1%

	Total	766,700

El Salvador (0.1%)
	Other Securities^	946,483	0.1%

	Total	946,483

Ethiopia (0.1%)
	Other Securities^	556,500	0.1%

	Total	556,500

Ghana (0.1%)
	Other Securities^	582,450	0.1%

	Total	582,450

Guatemala (0.1%)
	Other Securities^	577,425	0.1%

	Total	577,425

Honduras (0.2%)
	Other Securities^	1,317,175	0.2%

	Total	1,317,175

Hong Kong (<0.1%)
	Other Securities^	199,856	<0.1%

	Total	199,856

Hungary (0.5%)
	Other Securities^	3,723,327	0.5%

	Total	3,723,327

India (<0.1%)
	Other Securities^	264,875	<0.1%

	Total	264,875

Indonesia (0.5%)
	Other Securities^	4,241,695	0.5%

	Total	4,241,695

Iraq (0.1%)
	Other Securities^	549,375	0.1%

	Total	549,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (10.5%)	Value	% of Net Assets
Israel (<0.1%)
	Other Securities^	$222,200	<0.1%

	Total	222,200

Italy (<0.1%)
	Other Securities^	215,766	<0.1%

	Total	215,766

Jamaica (<0.1%)
	Other Securities^	297,000	<0.1%

	Total	297,000

Kazakhstan (0.3%)
	Other Securities^	2,048,041	0.3%

	Total	2,048,041

Kenya (0.1%)
	Other Securities^	982,885	0.1%

	Total	982,885

Latvia (<0.1%)
	Other Securities^	210,800	<0.1%

	Total	210,800

Luxembourg (0.2%)
	Other Securities^	1,486,813	0.2%

	Total	1,486,813

Mexico (0.7%)
	Other Securities^	5,906,403	0.7%

	Total	5,906,403

Montenegro (<0.1%)
	Other Securities^	177,025	<0.1%

	Total	177,025

Mozambique (<0.1%)
	Other Securities^	161,623	<0.1%

	Total	161,623

Namibia (<0.1%)
	Other Securities^	237,600	<0.1%

	Total	237,600

Netherlands (<0.1%)
	Other Securities^	207,015	<0.1%

	Total	207,015

Nigeria (0.1%)
	Other Securities^	376,000	0.1%

	Total	376,000

Pakistan (0.1%)
	Other Securities^	487,203	0.1%

	Total	487,203

Panama (0.2%)
	Other Securities^	1,535,205	0.2%

	Total	1,535,205

Paraguay (0.2%)
	Other Securities^	1,202,316	0.2%

	Total	1,202,316

Peru (0.1%)
	Other Securities^	1,031,432	0.1%

	Total	1,031,432

Philippines (0.1%)
	Other Securities^	942,326	0.1%

	Total	942,326

Romania (<0.1%)
	Other Securities^	310,555	<0.1%

	Total	310,555

Russia (0.2%)
	Other Securities^	1,443,109	0.2%

	Total	1,443,109

South Africa (0.1%)
	Other Securities^	1,118,372	0.1%

	Total	1,118,372

South Korea (<0.1%)
	Other Securities^	370,977	<0.1%

	Total	370,977

Sri Lanka (0.4%)
	Other Securities^	3,329,860	0.4%

	Total	3,329,860

Supranational (0.1%)
	Other Securities^	350,417	0.1%

	Total	350,417

Turkey (0.4%)
	Other Securities^	3,416,383	0.4%

	Total	3,416,383

Ukraine (0.1%)
	Other Securities^	1,160,878	0.1%

	Total	1,160,878

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (10.5%)	Value	% of Net Assets

United Arab Emirates (0.1%)
	Other Securities^	$403,200	0.1%

	Total	403,200

United States (0.9%)
	Other Securities^	7,456,375	0.9%

	Total	7,456,375

Venezuela (0.5%)
	Other Securities^	3,714,625	0.5%

	Total	3,714,625

Vietnam (0.2%)
	Other Securities^	1,340,747	0.2%

	Total	1,340,747

Virgin Islands, British (<0.1%)
	Other Securities^	177,650	<0.1%

	Total	177,650

Zambia (0.1%)
	Other Securities^	614,250	0.1%

	Total	614,250

	Total Long-Term Fixed Income (cost $89,978,767)	84,597,935

Shares	Preferred Stock (0.9%)	Value	% of Net Assets

Brazil (0.1%)
	Other Securities^	940,615	0.1%

	Total	940,615

South Korea (0.8%)
6,113	Samsung Electronics Company, Ltd.	6,384,904	0.8%

	Total	6,384,904

	Total Preferred Stock (cost $6,442,572)	7,325,519

	Collateral Held for Securities Loaned (0.4%)		% of Net Assets
3,226,844	Thrivent Cash Management Trust	3,226,844	0.4%

	Total Collateral Held for Securities Loaned (cost $3,226,844)	3,226,844

Shares or Principal Amount	Short-Term Investments (1.9%)[b]		% of Net Assets
15,002,977	Thrivent Cash Management Trust 0.110%	15,002,977	1.9%
	Other Securities^	99,981	<0.1%

	Total Short-Term Investments (at amortized cost)	15,102,958

	Total Investments (cost $798,776,364) 100.1%	$808,119,404

	Other Assets and Liabilities, Net (0.1%)	(482,962)

	Total Net Assets 100.0%	$807,636,442

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Partner Worldwide Allocation Fund held restricted securities as of October 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2015, the value of these investments was $4,521,305 or 0.6% of total net assets.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$80,835,425
Gross unrealized depreciation	(74,979,100)

Net unrealized appreciation (depreciation)	$5,856,325

Cost for federal income tax purposes	$802,263,079

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	103,640,924	1,638,021	102,002,903	–
Consumer Staples	76,450,319	4,013,145	72,437,174	–
Energy	25,151,548	1,642,550	23,508,998	–
Financials	182,022,963	7,086,696	174,935,640	627
Health Care	58,385,294	2,129,301	56,255,993	–
Industrials	113,071,606	4,973,578	108,098,028	–
Information Technology	53,995,349	–	53,995,338	11
Materials	53,884,755	667,220	53,217,535	–
Telecommunications Services	18,626,972	–	18,626,972	–
Utilities	12,636,418	–	12,636,418	–

Long-Term Fixed Income
Basic Materials	723,450	–	723,450	–
Capital Goods	305,148	–	305,148	–
Communications Services	1,800,111	–	1,800,111	–
Consumer Cyclical	507,097	–	507,097	–
Consumer Non-Cyclicar^	866,490	–	866,490	0
Energy	4,984,459	–	4,984,459	–
Financials	5,467,837	–	5,467,837	–
Foreign Government	59,705,562	–	59,271,652	433,910
Transportation	906,968	–	906,968	–
U.S. Government and Agencies	5,602,610	–	5,602,610	–
U.S. Municipal	1,093,941	–	1,093,941	–
Utilities	2,634,262	–	2,634,262	–

Preferred Stock
Information Technology	6,384,904	–	6,384,904	–
Materials	940,615	940,615	–	–
Collateral Held for Securities Loaned	3,226,844	3,226,844	–	–
Short-Term Investments	15,102,958	15,002,977	99,981	–

Total	$808,119,404	$41,320,947	$766,363,909	$434,548

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	156,730	156,730	–	–
Foreign Currency Forward Contracts	558,156	–	558,156	–

Total Asset Derivatives	$714,886	$156,730	$558,156	$–

Liability Derivatives
Futures Contracts	277,470	277,470	–	–
Foreign Currency Forward Contracts	600,285	–	600,285	–

Total Liability Derivatives	$877,755	$277,470	$600,285

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

^ Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table presents Partner Worldwide Allocation Fund’s futures contracts held as of October 31, 2015. Investments totaling $99,981 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
2-Yr. U.S. Treasury Bond Futures	26	December 2015	$5,698,518	$5,685,062	($13,456)
5-Yr. U.S. Treasury Bond Futures	64	December 2015	7,664,715	7,665,500	785
10-Yr. U.S. Treasury Bond Futures	41	December 2015	5,268,468	5,235,187	(33,281)
30-Yr. U.S. Treasury Bond Futures	29	December 2015	4,523,223	4,536,688	13,465
ASX SPI 200 Index Futures	3	December 2015	271,493	280,034	8,541
CME 3 Month Eurodollar Futures	(36)	September 2016	(8,836,151)	(8,923,950)	(87,799)
Eurex 10 Year Euro Bund Futures	(15)	December 2015	(2,527,533)	(2,594,625)	(67,092)
Eurex 2-Yr. Euro SCHATZ Futures	(18)	December 2015	(2,202,046)	(2,207,196)	(5,150)
Eurex 30-Yr. Euro BUXL Futures	(2)	December 2015	(332,205)	(347,225)	(15,020)
Eurex 5 Year Euro BOBL Futures	(9)	December 2015	(1,272,306)	(1,281,543)	(9,237)
Eurex EURO STOXX 50 Futures	27	December 2015	944,115	1,010,666	66,551
FTSE 100 Index Futures	5	December 2015	470,469	487,143	16,674
Mini MSCI EAFE Index Futures	16	December 2015	1,401,155	1,405,680	4,525
SGX MSCI Singapore Index Futures	1	November 2015	49,061	47,883	(1,178)
Tokyo Price Index Futures	5	December 2015	599,581	645,770	46,189
Ultra Long Term U.S. Treasury Bond Futures	(39)	December 2015	(6,184,993)	(6,230,250)	(45,257)
Total Futures Contracts					($120,740)

The following table presents Partner Worldwide Allocation Fund’s foreign currency forward contracts held as of October 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Brazilian Real	BB	396,465	11/4/2015	$102,000	$ 102,665	$ 665
Brazilian Real	UBS	586,765	11/4/2015	151,000	151,944	944
Brazilian Real	RBS	3,857,487	11/4/2015	980,551	998,903	18,352
Brazilian Real	HSBC	1,119,960	11/4/2015	286,000	290,015	4,015
Brazilian Real	JPM	599,354	11/4/2015	151,000	155,204	4,204
Brazilian Real	RBC	594,609	11/4/2015	147,000	153,975	6,975
Brazilian Real	MSC	1,178,729	11/4/2015	300,849	305,234	4,385
Chilean Peso	CITI	157,497,135	11/9/2015	232,037	227,571	(4,466)
Chilean Peso	HSBC	349,562,183	11/23/2015 - 12/3/2015	505,231	504,381	(850)
Chilean Peso	RBS	199,546,969	11/9/2015 - 11/13/2015	292,985	288,251	(4,734)
Chilean Peso	SB	42,413,910	11/23/2015	61,000	61,212	212
Chinese Yuan	BB	1,936,001	12/16/2015	302,000	305,625	3,625
Chinese Yuan	SB	3,727,314	12/16/2015	578,000	588,408	10,408
Chinese Yuan	DB	2,898,493	12/16/2015	452,246	457,567	5,321
Chinese Yuan	HSBC	1,936,839	12/16/2015	302,000	305,757	3,757
Chinese Yuan	JPM	3,873,982	12/16/2015	601,000	611,561	10,561
Colombian Peso	CITI	174,674,374	11/9/2015	59,573	60,239	666
Colombian Peso	RBS	635,010,727	11/5/2015 - 11/17/2015	209,390	219,003	9,613
Colombian Peso	SB	737,736,000	11/25/2015	247,604	253,993	6,389
Colombian Peso	CSFB	1,037,069,797	11/13/2015 - 12/3/2015	355,656	356,876	1,220
Euro	BNP	266,000	12/16/2015	300,317	292,693	(7,624)
Euro	UBS	266,000	12/16/2015	300,580	292,694	(7,886)
Euro	WBC	128,000	11/6/2015	144,180	140,762	(3,418)
Euro	BOA	132,000	12/16/2015	149,922	145,246	(4,676)
Euro	SSB	109,819	12/16/2015	123,000	120,840	(2,160)
Hungarian Forint	CITI	59,678,611	12/16/2015	213,028	211,260	(1,768)
Hungarian Forint	RBS	59,700,990	12/16/2015	213,043	211,339	(1,704)
Hungarian Forint	DB	61,539,113	12/16/2015	218,348	217,846	(502)
Hungarian Forint	BNP	42,175,164	12/16/2015	148,924	149,298	374
Hungarian Forint	JPM	60,032,804	12/16/2015	213,458	212,513	(945)
Hungarian Forint	MSC	41,075,892	12/16/2015	149,913	145,407	(4,506)
Indian Rupee	DB	9,770,105	11/3/2015	149,795	149,438	(357)
Indian Rupee	BB	9,830,100	11/27/2015	151,000	149,728	(1,272)
Indian Rupee	JPM	19,563,200	11/3/2015 - 11/19/2015	298,186	298,812	626
Indian Rupee	SB	9,816,510	11/27/2015	151,000	149,521	(1,479)
Israel Shekel	BNP	576,566	12/16/2015	150,000	149,156	(844)
Israel Shekel	DB	1,384,050	12/16/2015	356,323	358,051	1,728
Israel Shekel	CITI	835,884	12/16/2015	217,000	216,241	(759)
Israel Shekel	RBS	2,303,255	12/16/2015	602,000	595,847	(6,153)
Japanese Yen	BOA	18,224,069	12/16/2015	151,000	151,172	172
Mexican Peso	JPM	4,306,212	12/16/2015	256,000	259,919	3,919
Mexican Peso	RBC	15,333,164	12/16/2015	910,021	925,496	15,475
Mexican Peso	UBS	10,657,149	12/16/2015	632,190	643,256	11,066
Mexican Peso	BOA	10,357,093	12/16/2015	613,336	625,145	11,809
Mexican Peso	RBS	14,963,539	12/16/2015	894,000	903,186	9,186
Mexican Peso	MSC	2,465,643	12/16/2015	148,995	148,824	(171)
Mexican Peso	DB	10,420,307	12/16/2015	617,024	628,961	11,937
New Taiwan Dollar	DB	5,009,284	11/30/2015	154,441	154,331	(110)
Polish Zloty	UBS	1,676,041	12/16/2015	445,252	433,324	(11,928)
Polish Zloty	BNP	1,135,448	12/16/2015	296,849	293,559	(3,290)
Polish Zloty	BOA	3,383,961	12/16/2015	892,252	874,889	(17,363)
Russian Ruble	JPM	19,352,542	11/2/2015 - 12/18/2015	298,931	301,150	2,219
Russian Ruble	CITI	18,561,165	11/13/2015	301,000	289,947	(11,053)
Russian Ruble	CSFB	66,628,721	11/6/2015 - 12/2/2015	1,039,752	1,039,126	(626)
Russian Ruble	MSC	66,681,407	11/2/2015 - 11/27/2015	1,050,000	1,040,446	(9,554)
Russian Ruble	BNP	11,188,325	11/16/2015	179,073	174,662	(4,411)
Singapore Dollar	CITI	211,298	12/16/2015	147,000	150,651	3,651
Singapore Dollar	JPM	420,540	12/16/2015	294,000	299,837	5,837

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
South African Rand	HSBC	2,063,126	12/17/2015	$148,000	$147,930	($70)
South African Rand	SB	6,060,422	12/17/2015	451,000	434,545	(16,455)
South African Rand	BB	6,177,351	12/17/2015	447,573	442,928	(4,645)
South Korean Won	JPM	356,562,573	11/2/2015	312,144	312,760	616
South Korean Won	UBS	356,562,573	11/2/2015	315,403	312,760	(2,643)
Turkish Lira	HSBC	1,798,974	12/16/2015	596,045	608,854	12,809
Turkish Lira	RBS	1,805,547	12/16/2015	598,000	611,079	13,079
Total Purchases				$22,756,420	$22,813,813	$57,393

Sales
Brazilian Real	JPM	3,458,058	11/4/2015	$844,043	$895,470	($51,427)
Brazilian Real	HSBC	577,359	11/4/2015	149,000	149,508	(508)
Brazilian Real	MSC	2,736,472	11/4/2015	687,766	708,614	(20,848)
Brazilian Real	RBC	582,762	11/4/2015	151,000	150,907	93
Brazilian Real	RBS	3,857,487	12/2/2015	971,439	989,615	(18,176)
Brazilian Real	BB	978,718	11/4/2015	255,248	253,441	1,807
Chilean Peso	CSFB	104,807,040	11/30/2015	152,000	151,167	833
Chinese Yuan	HSBC	6,811,296	12/16/2015 - 9/1/2016	1,052,000	1,072,130	(20,130)
Chinese Yuan	BB	3,254,175	9/1/2016	488,615	510,259	(21,644)
Chinese Yuan	SB	7,724,021	12/16/2015 - 9/1/2016	1,193,000	1,214,151	(21,151)
Chinese Yuan	UBS	3,042,117	12/16/2015	466,118	480,240	(14,122)
Chinese Yuan	CITI	3,919,972	12/16/2015 - 9/1/2016	604,452	617,780	(13,328)
Chinese Yuan	DB	4,010,537	9/1/2016	604,071	628,857	(24,786)
Chinese Yuan	BNP	1,933,640	12/16/2015	303,000	305,252	(2,252)
Chinese Yuan	JPM	2,914,168	9/1/2016	446,000	456,945	(10,945)
Chinese Yuan	WBC	6,656,265	12/16/2015 - 9/1/2016	1,019,236	1,048,704	(29,468)
Colombian Peso	RBS	624,291,872	11/9/2015 - 11/30/2015	212,000	214,954	(2,954)
Colombian Peso	CSFB	451,414,391	11/5/2015	155,499	155,740	(241)
Euro	BNP	273,000	12/16/2015	300,819	300,396	423
Euro	BOA	696,637	11/3/2015 - 12/16/2015	780,548	766,526	14,022
Euro	JPM	138,000	12/16/2015	151,480	151,848	(368)
Euro	WBC	2,450,779	12/16/2015	2,768,082	2,696,715	71,367
Euro	SSB	39,000	12/16/2015	44,418	42,914	1,504
Euro	CITI	5,664,716	11/6/2015	6,373,287	6,229,495	143,792
Euro	UBS	394,906	12/16/2015	445,252	434,535	10,717
Euro	MSC	403,794	12/16/2015	452,046	444,314	7,732
Hungarian Forint	UBS	83,193,655	12/16/2015	300,580	294,502	6,078
Indian Rupee	DB	9,770,105	11/3/2015	147,000	149,438	(2,438)
Indian Rupee	SB	5,249,843	11/30/2015	80,149	79,922	227
Indian Rupee	JPM	9,802,475	11/3/2015	150,291	149,933	358
Indonesian Rupiah	JPM	7,370,454,167	11/13/2015 - 11/27/2015	537,299	536,076	1,223
Indonesian Rupiah	SB	794,052,000	11/30/2015	57,960	57,603	357
Israel Shekel	DB	1,644,475	12/16/2015	424,698	425,422	(724)
Israel Shekel	HSBC	1,670,285	12/16/2015	428,707	432,099	(3,392)
Israel Shekel	RBS	1,703,565	12/16/2015	434,339	440,709	(6,370)
Japanese Yen	MSC	18,035,100	12/16/2015	150,000	149,605	395
Mexican Peso	RBS	5,100,836	12/16/2015	300,000	307,882	(7,882)
Mexican Peso	JPM	5,009,767	12/16/2015	299,000	302,386	(3,386)
Mexican Peso	RBC	16,817,322	12/14/2015 - 12/16/2015	1,005,436	1,015,211	(9,775)
Mexican Peso	SSB	17,531,227	11/5/2015 - 12/16/2015	1,076,078	1,060,317	15,761
Mexican Peso	MSC	7,446,052	12/16/2015	451,000	449,437	1,563
Mexican Peso	BOA	21,381,438	11/12/2015 - 1/28/2016	1,306,017	1,291,129	14,888
New Taiwan Dollar	BOA	4,964,047	12/18/2015	153,377	152,946	431
New Taiwan Dollar	SB	4,833,739	11/13/2015	149,000	148,909	91
New Taiwan Dollar	BNP	9,312,347	11/30/2015	281,425	286,905	(5,480)
New Taiwan Dollar	JPM	15,887,710	11/9/2015 - 12/4/2015	482,683	489,472	(6,789)
New Taiwan Dollar	BB	14,514,853	11/16/2015 - 12/18/2015	449,381	447,173	2,208
New Taiwan Dollar	DB	9,785,499	11/30/2015	295,322	301,482	(6,160)
New Taiwan Dollar	HSBC	4,842,988	11/6/2015	147,000	149,188	(2,188)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
New Taiwan Dollar	UBS	4,863,255	11/16/2015	$150,000	$149,820	$180
Polish Zloty	BNP	560,099	12/16/2015	148,533	144,808	3,725
Russian Ruble	JPM	28,679,078	11/2/2015 - 11/9/2015	449,953	448,970	983
Russian Ruble	HSBC	4,931,535	1/22/2016	76,467	75,516	951
Russian Ruble	MSC	9,335,981	11/13/2015	151,000	145,839	5,161
Singapore Dollar	HSBC	419,830	12/16/2015	302,000	299,331	2,669
Singapore Dollar	CITI	521,049	12/16/2015	367,026	371,497	(4,471)
Singapore Dollar	DB	421,061	12/16/2015	297,000	300,208	(3,208)
Singapore Dollar	SB	524,780	12/16/2015	366,671	374,158	(7,487)
South African Rand	CITI	2,098,918	12/17/2015	149,000	150,497	(1,497)
South African Rand	BB	8,271,505	12/17/2015	603,000	593,084	9,916
South Korean Won	WBC	563,070,497	11/9/2015 - 11/23/2015	479,246	493,862	(14,616)
South Korean Won	UBS	887,040,777	11/2/2015 - 12/14/2015	781,105	777,942	3,163
South Korean Won	MSC	177,856,256	12/4/2015	157,543	155,972	1,571
South Korean Won	BNP	172,275,000	11/16/2015	150,000	151,098	(1,098)
South Korean Won	SB	689,150,188	11/9/2015 - 11/23/2015	601,000	604,435	(3,435)
South Korean Won	CITI	296,249,405	12/4/2015	249,431	259,797	(10,366)
South Korean Won	JPM	356,562,573	11/2/2015	298,724	312,760	(14,036)
South Korean Won	HSBC	142,622,270	11/23/2015	127,000	125,085	1,915
South Korean Won	DB	168,834,450	11/19/2015	150,000	148,077	1,923
Turkish Lira	JPM	529,696	12/16/2015	170,000	179,273	(9,273)
Turkish Lira	BB	451,218	12/16/2015	148,000	152,713	(4,713)
Turkish Lira	RBS	1,375,015	12/16/2015	444,000	465,368	(21,368)
Turkish Lira	HSBC	467,829	12/16/2015	149,000	158,334	(9,334)
Turkish Lira	MSC	814,773	12/16/2015	260,041	275,756	(15,715)
Total Sales				$37,402,901	$37,502,423	($99,522)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($42,129)

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
BNP	-	BNP Paribas
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$14,250
Total Interest Rate Contracts		14,250

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	142,480
Total Equity Contracts		142,480

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	558,156
Total Foreign Exchange Contracts		558,156

Total Asset Derivatives		$714,886

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	276,292
Total Interest Rate Contracts		276,292

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,178
Total Equity Contracts		1,178

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	600,285
Total Foreign Exchange Contracts		600,285

Total Liability Derivatives		$877,755

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	359,165
Total Interest Rate Contracts		359,165

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(171,058)
Total Equity Contracts		(171,058)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	2,030,712
Total Foreign Exchange Contracts		2,030,712

Total		$2,218,819

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(246,345)
Total Interest Rate Contracts		(246,345)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	104,935
Total Equity Contracts		104,935

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(267,892)
Total Foreign Exchange Contracts		(267,892)

Total		($409,302)

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$3,554,679	0.4%	N/A	N/A
Interest Rate Contracts	40,161,767	4.8	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$57,671,454	6.9%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Collateral Investment	$6,420,500	$50,220,148	$53,413,804	3,226,844	$3,226,844	$29,252
Cash Management Trust-Short Term Investment	13,034,173	190,078,526	188,109,722	15,002,977	15,002,977	10,973
Total Value and Income Earned	19,454,673				18,229,821	40,225

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (93.3%)	Value
Consumer Discretionary (24.2%)
73,671	Amazon.com, Inc.[a]	$ 46,110,679
23,190	AutoZone, Inc.[a]	18,190,468
184,070	Comcast Corporation	11,526,463
198,690	Home Depot, Inc.	24,566,032
196,990	Las Vegas Sands Corporation	9,752,975
242,510	NIKE, Inc.	31,776,085
548,150	Starbucks Corporation	34,297,745

	Total	176,220,447

Energy (4.7%)
181,100	EOG Resources, Inc.	15,547,435
156,120	EQT Corporation	10,314,849
812,080	Weatherford International, Ltd.[a]	8,315,699

	Total	34,177,983

Financials (5.1%)
205,790	Citigroup, Inc.	10,941,855
53,410	Intercontinental Exchange, Inc.	13,480,684
199,389	J.P. Morgan Chase & Company	12,810,743

	Total	37,233,282

Health Care (17.7%)
352,200	Abbott Laboratories	15,778,560
91,140	Actavis, Inc.[a]	28,113,956
94,040	Alexion Pharmaceuticals, Inc.[a]	16,551,040
437,650	Cerner Corporation[a]	29,011,818
204,520	Gilead Sciences, Inc.	22,114,747
138,286	Vertex Pharmaceuticals, Inc.[a]	17,249,796

	Total	128,819,917

Industrials (5.7%)
69,080	3M Company	10,860,067
319,260	Delta Air Lines, Inc.	16,231,178
166,600	Union Pacific Corporation	14,885,710

	Total	41,976,955

Information Technology (35.9%)
245,390	Alibaba Group Holding, Ltd. ADR[a,b]	20,571,044
35,253	Alphabet, Inc., Class Aa	25,995,210
33,738	Alphabet, Inc., Class Ca	23,981,308
393,944	Apple, Inc.	47,076,308
594,540	EMC Corporation	15,588,839
394,660	Facebook, Inc.[a]	40,243,480
97,340	MasterCard, Inc.	9,635,686
432,310	Microsoft Corporation	22,756,798
255,540	Salesforce.com, Inc.[a]	19,858,013
456,970	Visa, Inc.	35,451,733

	Total	261,158,419

	Total Common Stock (cost $517,478,540)	679,587,003

Shares	Collateral Held for Securities Loaned (2.8%)	Value
20,126,400	Thrivent Cash Management Trust	20,126,400

	Total Collateral Held for Securities Loaned (cost $20,126,400)	20,126,400

Shares or Principal Amount	Short-Term Investments (7.5%)[c]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.100%, 1/4/2016[d]	99,982
	Federal Home Loan Mortgage Corporation Discount Notes
1,000,000	0.100%, 1/12/2016[d]	999,800
	Federal National Mortgage Association Discount Notes
2,000,000	0.020%, 11/23/2015[d]	1,999,976
100,000	0.110%, 1/14/2016[d]	99,977
	Thrivent Cash Management Trust
51,267,870	0.110%	51,267,870

	Total Short-Term Investments (at amortized cost)	54,467,605

	Total Investments (cost $ 592,072,545) 103.6%	$ 754,181,008

	Other Assets and Liabilities, Net (3.6%)	(26,047,034)

	Total Net Assets 100.0%	$ 728,133,974

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$169,402,942
Gross unrealized depreciation	(8,713,478)

Net unrealized appreciation (depreciation)	$160,689,464

Cost for federal income tax purposes	$593,491,544

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	176,220,447	176,220,447	–	–
Energy	34,177,983	34,177,983	–	–
Financials	37,233,282	37,233,282	–	–
Health Care	128,819,917	128,819,917	–	–
Industrials	41,976,955	41,976,955	–	–
Information Technology	261,158,419	261,158,419	–	–
Collateral Held for Securities Loaned	20,126,400	20,126,400	–	–
Short-Term Investments	54,467,605	51,267,870	3,199,735	–

Total	$754,181,008	$750,981,273	$3,199,735	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	1,436,394	1,436,394	–	–

Total Asset Derivatives	$1,436,394	$1,436,394	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Growth Fund’s futures contracts held as of October 31, 2015. Investments totaling $3,199,735 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex EURO STOXX 50 Futures	678	December 2015	$23,942,567	$25,378,961	$1,436,394
Total Futures Contracts					$1,436,394

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,436,394
Total Equity Contracts		1,436,394

Total Asset Derivatives		$1,436,394

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	520,146
Total Equity Contracts		520,146

Total		$520,146

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2015

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,982,706
Total Equity Contracts		1,982,706

Total		$1,982,706

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$19,959,882	3.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Collateral Investment	$ –	$135,741,017	$115,614,617	20,126,400	$20,126,400	$15,045
Cash Management Trust-Short Term Investment	26,710,284	208,279,530	183,721,944	51,267,870	51,267,870	28,445
Total Value and Income Earned	26,710,284				71,394,270	43,490

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (98.1%)	Value
Consumer Discretionary (9.5%)
399,550	Comcast Corporation	$25,019,821
114,214	Delphi Automotive plc	9,501,463
280,839	Harley-Davidson, Inc.	13,887,488
384,331	Lowe’s Companies, Inc.	28,375,158

	Total	76,783,930

Consumer Staples (5.8%)
276,790	CVS Health Corporation	27,341,316
73,550	Kimberly-Clark Corporation	8,804,670
123,187	Philip Morris International, Inc.	10,889,731

	Total	47,035,717

Energy (11.5%)
188,450	Cameron International Corporation[a]	12,816,485
265,209	Chevron Corporation	24,102,194
149,140	Columbia Pipeline Group, Inc.	3,097,638
174,650	Devon Energy Corporation	7,323,075
142,744	EOG Resources, Inc.	12,254,572
155,932	EQT Corporation	10,302,427
456,311	Marathon Oil Corporation	8,386,996
274,400	Southwestern Energy Company[a]	3,029,376
4,897	Total SA ADR[b]	236,182
1,164,750	Weatherford International, Ltd.[a]	11,927,040

	Total	93,475,985

Financials (22.7%)
76,267	ACE, Ltd.	8,659,355
138,750	American International Group, Inc.	8,749,575
1,377,410	Bank of America Corporation	23,112,940
344,350	Blackstone Group, LP	11,384,211
235,150	Capital One Financial Corporation	18,553,335
279,850	Charles Schwab Corporation	8,541,022
569,490	Citigroup, Inc.	30,279,783
226,650	Comerica, Inc.	9,836,610
38,600	Intercontinental Exchange, Inc.	9,742,640
375,210	Invesco, Ltd.	12,445,716
395,620	MetLife, Inc.	19,931,336
424,330	Morgan Stanley	13,990,160
331,200	Zions Bancorporation	9,528,624

	Total	184,755,307

Health Care (13.8%)
84,700	Amgen, Inc.	13,397,846
225,590	Baxalta, Inc.	7,773,832
114,450	Express Scripts Holding Company[a]	9,886,191
229,283	Medtronic, Inc.	16,948,599
538,910	Merck & Company, Inc.	29,456,821
445,800	Pfizer, Inc.	15,076,956
229,900	Roche Holding AG ADR	7,795,909
97,403	UnitedHealth Group, Inc.	11,472,125

	Total	111,808,279

Industrials (8.9%)
105,050	Boeing Company	15,554,754
630,000	CSX Corporation	17,003,700
135,026	Honeywell International, Inc.	13,945,485
174,400	Ingersoll-Rand plc	10,334,944
46,000	Rockwell Automation, Inc.	5,021,360
102,400	United Parcel Service, Inc.	10,549,248

	Total	72,409,491

Information Technology (16.9%)
23,550	Alphabet, Inc.[a]	16,739,575
1,300,780	Cisco Systems, Inc.	37,527,503
404,500	EMC Corporation	10,605,990
225,000	Intel Corporation	7,618,500
553,531	Microsoft Corporation	29,137,872
448,800	Oracle Corporation	17,431,392
314,200	Texas Instruments, Inc.	17,821,424

	Total	136,882,256

Materials (4.2%)
164,420	Albemarle Corporation	8,799,758
187,550	Dow Chemical Company	9,690,709
231,800	Mosaic Company	7,832,522
182,400	Nucor Corporation	7,715,520

	Total	34,038,509

Telecommunications Services (1.8%)
310,799	Verizon Communications, Inc.	14,570,257

	Total	14,570,257

Utilities (3.0%)
149,140	NiSource, Inc.	2,857,522
409,940	PG&E Corporation	21,890,796

	Total	24,748,318

	Total Common Stock (cost $625,757,153)	796,508,049

Shares	Collateral Held for Securities Loaned (0.1%)	Value
1,205,820	Thrivent Cash Management Trust	1,205,820

	Total Collateral Held for Securities Loaned (cost $1,205,820)	1,205,820

Shares or Principal Amount	Short-Term Investments (1.8%)[c]	Value
14,270,955	Thrivent Cash Management Trust 0.110%	14,270,955

	Total Short-Term Investments (at amortized cost)	14,270,955

	Total Investments (cost $641,233,928) 100.0%	$811,984,824

	Other Assets and Liabilities, Net <0.1%	98,289

	Total Net Assets 100.0%	$812,083,113

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2015

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$182,809,860
Gross unrealized depreciation	(11,568,358)

Net unrealized appreciation (depreciation)	$171,241,502

Cost for federal income tax purposes	$640,743,322

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	76,783,930	76,783,930	–	–
Consumer Staples	47,035,717	47,035,717	–	–
Energy	93,475,985	93,475,985	–	–
Financials	184,755,307	184,755,307	–	–
Health Care	111,808,279	111,808,279	–	–
Industrials	72,409,491	72,409,491	–	–
Information Technology	136,882,256	136,882,256	–	–
Materials	34,038,509	34,038,509	–	–
Telecommunications Services	14,570,257	14,570,257	–	–
Utilities	24,748,318	24,748,318	–	–
Collateral Held for Securities Loaned	1,205,820	1,205,820	–	–
Short-Term Investments	14,270,955	14,270,955	–	–

Total	$811,984,824	$811,984,824	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Found.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Collateral Investment	$–	$127,553,370	$126,347,550	1,205,820	$1,205,820	$52,026
Cash Management Trust-Short Term Investment	24,139,770	84,174,940	94,043,755	14,270,955	14,270,955	16,692
Total Value and Income Earned	24,139,770				15,476,775	68,718

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Common Stock (82.7%)	Value	% of Net Assets
Consumer Discretionary (12.7%)
70,360	Amazon.com, Inc.[a]	$44,038,324	2.5%
48,670	AutoZone, Inc.[a]	38,177,235	2.2%
475,620	Comcast Corporation	29,783,324	1.7%
172,580	Las Vegas Sands Corporation	8,544,436	0.5%
801,580	Starbucks Corporation	50,154,861	2.9%
	Other Securities^	51,923,282	2.9%

	Total	222,621,462

Consumer Staples (7.0%)
190,490	CVS Health Corporation	18,816,602	1.1%
245,510	Kimberly-Clark Corporation	29,390,002	1.7%
325,160	Philip Morris International, Inc.	28,744,144	1.7%
	Other Securities^	44,814,628	2.5%

	Total	121,765,376

Energy (6.9%)
417,508	Cameron International Corporation[a]	28,394,719	1.6%
273,214	Chevron Corporation	24,829,688	1.4%
550,720	Columbia Pipeline Group, Inc.	11,438,454	0.7%
209,412	EOG Resources, Inc.	17,978,020	1.0%
121,197	EQT Corporation	8,007,486	0.5%
1,701,309	Weatherford International, Ltd.[a]	17,421,404	1.0%
	Other Securities^	13,412,384	0.7%

	Total	121,482,155

Financials (16.6%)
177,490	ACE, Ltd.	20,152,215	1.2%
90,500	Allianz SE	15,843,639	0.9%
334,780	Blackstone Group, LP	11,067,827	0.6%
567,970	Citigroup, Inc.	30,198,965	1.7%
1,752,900	HSBC Holdings plc	13,695,287	0.8%
96,850	Intercontinental Exchange, Inc.	24,444,940	1.4%
494,080	Invesco, Ltd.	16,388,634	0.9%
666,934	J.P. Morgan Chase & Company	42,850,509	2.5%
692,704	Nordea Bank AB	7,643,042	0.4%
91,700	Swiss Re AG	8,512,583	0.5%
	Other Securities^	98,638,279	5.7%

	Total	289,435,920

Health Care (11.1%)
54,960	Actavis, Inc.[a]	16,953,511	1.0%
81,410	Alexion Pharmaceuticals, Inc.[a]	14,328,160	0.8%
51,850	Amgen, Inc.	8,201,633	0.5%
267,800	Cerner Corporation[a]	17,752,462	1.0%
64,100	Essilor International SA	8,413,989	0.5%
138,030	Gilead Sciences, Inc.	14,925,184	0.9%
716,420	Merck & Company, Inc.	39,159,517	2.2%
759,720	Pfizer, Inc.	25,693,730	1.5%
142,356	Vertex Pharmaceuticals, Inc.[a]	17,757,488	1.0%
	Other Securities^	30,486,630	1.7%

	Total	193,672,304

Industrials (8.3%)
239,270	Boeing Company	35,428,709	2.0%
498,600	Delta Air Lines, Inc.	25,348,824	1.5%
325,510	Union Pacific Corporation	29,084,318	1.7%
	Other Securities^	55,017,225	3.1%

	Total	144,879,076

Information Technology (13.7%)
46,892	Alphabet, Inc., Class Aa	34,577,692	2.0%
46,878	Alphabet, Inc., Class Ca	33,321,351	1.9%
582,696	Apple, Inc.	69,632,172	4.0%
362,700	Cisco Systems, Inc.	10,463,895	0.6%
919,810	EMC Corporation	24,117,418	1.4%
168,600	Facebook, Inc.[a]	17,192,142	1.0%
242,520	Salesforce.com, Inc.[a]	18,846,229	1.1%
	Other Securities^	30,743,773	1.7%

	Total	238,894,672

Materials (2.4%)
162,900	Albemarle Corporation	8,718,408	0.5%
282,530	Dow Chemical Company	14,598,325	0.9%
	Other Securities^	19,115,989	1.0%

	Total	42,432,722

Telecommunications Services (1.5%)
	Other Securities^	26,533,548	1.5%

	Total	26,533,548

Utilities (2.5%)
550,720	NiSource, Inc.	10,551,795	0.6%
384,490	PG&E Corporation	20,531,766	1.2%
	Other Securities^	13,399,324	0.7%

	Total	44,482,885

	Total Common Stock (cost $1,065,878,207)	1,446,200,120

Shares	Mutual Funds (0.5%)	Value	% of Net Assets
Equity Mutual Funds (0.5%)
150,000	iShares MSCI EAFE Index Fund	9,166,500	0.5%

	Total	9,166,500

	Total Mutual Funds (cost $9,056,087)	9,166,500

Shares	Collateral Held for Securities Loaned (0.7%)	Value	% of Net Assets
12,071,792	Thrivent Cash Management Trust	12,071,792	0.7%

	Total Collateral Held for Securities Loaned (cost $12,071,792)	12,071,792

Shares or Principal Amount	Short-Term Investments (16.6%)[b]	Value	% of Net Assets
	Federal National Mortgage Association Discount Notes
7,300,000	0.020%, 11/23/2015[c]	7,299,911	0.4%
	Federal Home Loan Bank Discount Notes
11,000,000	0.080%, 11/27/2015[c]	10,999,365	0.7%
	Thrivent Cash Management Trust
257,091,734	0.110%	257,091,734	14.7%
	Other Securities^	13,997,523	0.8%

	Total Short-Term Investments (at amortized cost)	289,388,533

	Total Investments (cost $1,376,394,619) 100.5%	$1,756,826,945

	Other Assets and Liabilities, Net (0.5%)	(9,032,582)

	Total Net Assets 100.0%	$1,747,794,363

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2015

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$396,370,289
Gross unrealized depreciation	(22,202,127)

Net unrealized appreciation (depreciation)	$374,168,162

Cost for federal income tax purposes	$1,382,658,783

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	222,621,462	170,698,180	51,923,282	–
Consumer Staples	121,765,376	76,950,748	44,814,628	–
Energy	121,482,155	115,175,272	6,306,883	–
Financials	289,435,920	152,401,836	137,002,734	31,350
Health Care	193,672,304	162,059,336	31,612,968	–
Industrials	144,879,076	90,250,706	54,628,370	–
Information Technology	238,894,672	214,426,734	24,467,938	–
Materials	42,432,722	23,316,733	19,115,989	–
Telecommunications Services	26,533,548	–	26,533,548	–
Utilities	44,482,885	31,083,561	13,399,324	–
Mutual Funds
Equity Mutual Funds	9,166,500	9,166,500	–	–
Collateral Held for Securities Loaned	12,071,792	12,071,792	–	–
Short-Term Investments	289,388,533	257,091,734	32,296,799	–

Total	$1,756,826,945	$1,314,693,132	$442,102,463	$31,350

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	15,843,333	15,843,333	–	–

Total Asset Derivatives	$15,843,333	$15,843,333	$–	$–

Liability Derivatives
Futures Contracts	4,138,062	4,138,062	–	–

Total Liability Derivatives	$4,138,062	$4,138,062	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Stock Fund’s futures contracts held as of October 31, 2015. Investments totaling $30,297,063 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex EURO STOXX 50 Futures	4,110	December 2015	$143,020,820	$153,845,918	$10,825,098
Mini MSCI EAFE Index Futures	1,756	December 2015	149,255,145	154,273,380	5,018,235
S&P 500 Index Mini-Futures	(588)	December 2015	(56,828,718)	(60,966,780)	(4,138,062)
Total Futures Contracts					$11,705,271

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$15,843,333
Total Equity Contracts		15,843,333

Total Asset Derivatives		$15,843,333

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,138,062
Total Equity Contracts		4,138,062

Total Liability Derivatives		$4,138,062

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(121,230)

Total Equity Contracts		(121,230)

Total		($121,230)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	17,089,227

Total Equity Contracts		17,089,227

Total		$17,089,227

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$465,026,666	26.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2015

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust- Collateral Investment	$26,063,555	$453,150,846	$467,142,609	12,071,792	$12,071,792	$389,747
Cash Management Trust- Short Term Investment	72,608,318	755,847,723	571,364,307	257,091,734	257,091,734	112,394
Total Value and Income Earned	98,671,873				269,163,526	502,141

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (5.0%)	Value	% of Net Assets
Basic Materials (0.3%)
	Other Securities^	$2,361,200	0.3%

	Total	2,361,200

Communications Services (2.5%)
	Birch Communication, Inc., Term Loan
$3,565,507	7.750%, 7/17/2020[a]	3,529,852	0.5%
	Cengage Learning Acquisitions, Term Loan
4,405,883	7.000%, 3/31/2020[a]	4,373,940	0.6%
	iHeartCommunications, Inc., Term Loan
7,202,962	6.938%, 1/30/2019[a]	6,021,245	0.8%
	Other Securities^	4,578,659	0.6%

	Total	18,503,696

Consumer Cyclical (1.0%)
	Scientific Games International, Inc., Term Loan
4,416,625	6.000%, 10/1/2021[a]	4,308,992	0.6%
	Other Securities^	2,830,257	0.4%

	Total	7,139,249

Consumer Non-Cyclical (0.4%)
	Other Securities^	2,944,334	0.4%

	Total	2,944,334

Technology (0.8%)
	First Data Corporation, Term Loan
5,549,215	3.697%, 3/23/2018[a]	5,503,656	0.8%

	Total	5,503,656

	Total Bank Loans (cost $37,487,085)	36,452,135

Principal Amount	Long-Term Fixed Income (88.3%)	Value	% of Net Assets

Asset-Backed Securities (0.3%)
	Other Securities^	2,207,887	0.3%

	Total	2,207,887

Basic Materials (3.3%)
	ArcelorMittal SA
3,750,000	6.500%, 3/1/2021[b]	3,541,406	0.5%
	Novelis, Inc.
3,550,000	8.750%, 12/15/2020	3,558,875	0.5%
	Other Securities^	16,615,545	2.3%

	Total	23,715,826

Capital Goods (7.7%)
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,573,700	0.8%
	Nortek, Inc.
3,360,000	8.500%, 4/15/2021	3,561,600	0.5%
	Silgan Holdings, Inc.
3,530,000	5.000%, 4/1/2020	3,600,600	0.5%
	United Rentals North America, Inc.
1,375,000	6.125%, 6/15/2023	1,434,812	0.2%
	United Rentals, Inc.
2,340,000	5.500%, 7/15/2025	2,334,150	0.3%
	UR Financing Escrow Corporation
$3,750,000	7.625%, 4/15/2022	4,069,163	0.6%
	Other Securities^	35,507,144	4.8%

	Total	56,081,169

Communications Services (15.7%)
	Altice Financing SA
	6.500% - 6.625%,
1,630,000	1/15/2022 - 2/15/2023[c]	1,643,275	0.2%
	Clear Channel Worldwide Holdings, Inc.
5,000,000	6.500%, 11/15/2022	5,212,500	0.7%
	Columbus International, Inc.
4,435,000	7.375%, 3/30/2021[c]	4,612,400	0.6%
	Eileme 2 AB
3,740,000	11.625%, 1/31/2020*	4,039,574	0.6%
	Frontier Communications Corporation
6,070,000	11.000%, 9/15/2025[c]	6,362,088	0.9%
	8.125% - 10.500%,
3,765,000	10/1/2018 - 9/15/2022	3,954,225	0.6%
	Hughes Satellite Systems Corporation
3,960,000	6.500%, 6/15/2019	4,358,970	0.6%
	Intelsat Jackson Holdings SA
6,530,000	7.250%, 10/15/2020	5,958,625	0.8%
	Level 3 Escrow II, Inc.
3,000,000	5.375%, 8/15/2022	3,052,500	0.4%
	Level 3 Financing, Inc.
3,700,000	8.625%, 7/15/2020	3,908,125	0.5%
1,380,000	6.125%, 1/15/2021	1,454,175	0.2%
	McGraw-Hill Global Education Holdings, LLC
4,705,000	9.750%, 4/1/2021	5,151,975	0.7%
	Numericable-SFR
3,910,000	6.000%, 5/15/2022[c]	3,919,775	0.5%
2,290,000	6.250%, 5/15/2024[c]	2,290,000	0.3%
	Sprint Communications, Inc.
9,975,000	9.000%, 11/15/2018[c]	10,966,216	1.5%
2,530,000	7.000%, 3/1/2020[c]	2,656,500	0.4%
	Sprint Corporation
4,215,000	7.625%, 2/15/2025	3,740,812	0.5%
	Unitymedia Hessen GmbH & Company KG
4,650,000	5.500%, 1/15/2023[c]	4,779,270	0.7%
	Other Securities^	35,544,337	5.0%

	Total	113,605,342

Consumer Cyclical (13.2%)
	Choice Hotels International, Inc.
3,401,000	5.750%, 7/1/2022	3,647,573	0.5%
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,147,181	0.6%
	Live Nation Entertainment, Inc.
3,575,000	5.375%, 6/15/2022[c]	3,646,500	0.5%
	Scientific Games International, Inc.
3,895,000	6.625%, 5/15/2021[b]	2,707,025	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (88.3%)	Value	% of Net Assets
Consumer Cyclical (13.2%) - continued
	Six Flags Entertainment Corporation
$3,750,000	5.250%, 1/15/2021[c]	$ 3,890,625	0.5%
	Other Securities^	77,820,629	10.7%

	Total	95,859,533

Consumer Non-Cyclical (12.3%)
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[c]	3,835,200	0.5%
	Grifols Worldwide Operations, Ltd.
3,855,000	5.250%, 4/1/2022	3,989,925	0.5%
	HCA, Inc.
4,190,000	5.875%, 3/15/2022	4,609,000	0.6%
7,840,000	3.750% - 6.500%, 3/15/2019 - 2/1/2025	8,256,775	1.2%
	JBS USA, LLC
4,795,000	5.750%, 6/15/2025[c]	4,639,163	0.6%
	Kindred Healthcare, Inc.
3,695,000	8.750%, 1/15/2023	3,852,038	0.5%
	MPH Acquisition Holdings, LLC
4,105,000	6.625%, 4/1/2022[c]	4,187,100	0.6%
	Revlon Consumer Products Corporation
4,240,000	5.750%, 2/15/2021	4,293,000	0.6%
	Tenet Healthcare Corporation
3,665,000	8.125%, 4/1/2022	3,875,737	0.5%
	Valeant Pharmaceuticals International
4,755,000	5.500% - 7.250%, 7/15/2022 - 3/1/2023[c]	4,114,200	0.6%
	VPII Escrow Corporation
2,830,000	7.500%, 7/15/2021[c]	2,582,375	0.4%
	VRX Escrow Corporation
5,000,000	6.125%, 4/15/2025[b,c]	4,206,250	0.6%
	Other Securities^	36,376,803	5.1%

	Total	88,817,566

Energy (10.8%)
	Concho Resources, Inc.
4,260,000	6.500%, 1/15/2022	4,414,425	0.6%
	Diamondback Energy, Inc.
3,445,000	7.625%, 10/1/2021	3,668,925	0.5%
	Noble Energy, Inc.
5,620,000	5.875%, 6/1/2024	5,643,284	0.8%
	Other Securities^	64,782,581	8.9%

	Total	78,509,215

Financials (9.0%)
	Ally Financial, Inc.
5,630,000	4.125%, 3/30/2020	5,812,975	0.8%
3,410,000	3.250% - 4.125%, 2/13/2018 - 2/13/2022	3,441,625	0.5%
	CyrusOne, LP
3,460,000	6.375%, 11/15/2022	3,572,450	0.5%
	Icahn Enterprises, LP
3,500,000	4.875%, 3/15/2019	3,579,800	0.5%
6,965,000	6.000%, 8/1/2020	7,269,719	1.0%
	Quicken Loans, Inc.
3,745,000	5.750%, 5/1/2025[c]	3,716,913	0.5%
	Other Securities^	38,135,280	5.2%

	Total	65,528,762

Technology (6.6%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[c]	6,211,800	0.8%
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[c]	4,288,375	0.6%
	Denali Borrower, LLC
4,890,000	5.625%, 10/15/2020[c]	5,201,737	0.7%
	First Data Corporation
8,107,000	5.375% - 12.625%, 1/15/2021 - 12/1/2023[b,c,d]	8,675,524	1.2%
	Sensata Technologies BV
4,130,000	4.875%, 10/15/2023[c]	4,042,237	0.6%
	Other Securities^	19,570,213	2.7%

	Total	47,989,886

Transportation (4.5%)
	Other Securities^	32,790,491	4.5%

	Total	32,790,491

Utilities (4.9%)
	Dynegy, Inc.
3,750,000	7.625%, 11/1/2024[b]	3,759,375	0.5%
	Regency Energy Partners, LP
3,950,000	5.500%, 4/15/2023	3,830,710	0.5%
	Other Securities^	27,635,025	3.9%

	Total	35,225,110

	Total Long-Term Fixed Income (cost $666,729,754)	640,330,787

Shares	Preferred Stock (1.2%)	Value	% of Net Assets

Financials (1.0%)
	Other Securities^	7,244,917	1.0%

	Total	7,244,917

Materials (0.2%)
	Other Securities^	1,014,472	0.2%

	Total	1,014,472

	Total Preferred Stock (cost $8,214,056)	8,259,389

Shares	Common Stock (<0.1%)	Value	% of Net Assets

Consumer Discretionary (<0.1%)
	Other Securities^	4	<0.1%

	Total	4

Financials (<0.1%)
	Other Securities^	59,373	<0.1%

	Total	59,373

	Total Common Stock (cost $2,553,750)	59,377

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2015

Shares	Collateral Held for Securities Loaned (7.5%)	Value	% of Net Assets
54,627,809	Thrivent Cash Management Trust	$54,627,809	7.5%

	Total Collateral Held for Securities Loaned (cost $54,627,809)	54,627,809

Shares or Principal Amount	Short-Term Investments (3.9%)[e]	Value	% of Net Assets
	Thrivent Cash Management Trust
26,658,341	0.110%	26,658,341	3.7%
	Other Securities^	1,199,912	0.2%

	Total Short-Term Investments (at amortized cost)	27,858,253

	Total Investments (cost $797,470,707) 105.9%	$767,587,750

	Other Assets and Liabilities, Net (5.9%)	(42,424,581)

	Total Net Assets 100.0%	$725,163,169

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $264,167,063 or 36.4% of total net assets.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of October 31, 2015 was $20,409,342 or 2.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Eileme 2 AB, 1/31/2020	1/19/2012	$3,668,940

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,339,178
Gross unrealized depreciation	(44,513,214)

Net unrealized appreciation (depreciation)	($30,174,036)

Cost for federal income tax purposes	$797,761,786

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,361,200	–	2,361,200	–
Communications Services	18,503,696	–	12,354,469	6,149,227
Consumer Cyclical	7,139,249	–	7,139,249	–
Consumer Non-Cyclical	2,944,334	–	2,944,334	–
Technology	5,503,656	–	5,503,656	–

Long-Term Fixed Income
Asset-Backed Securities	2,207,887	–	2,207,887	–
Basic Materials	23,715,826	–	23,715,826	–
Capital Goods	56,081,169	–	56,081,169	–
Communications Services	113,605,342	–	113,605,342	–
Consumer Cyclical	95,859,533	–	95,859,533	–
Consumer Non-Cyclical	88,817,566	–	88,817,566	–
Energy	78,509,215	–	78,509,215	–
Financials	65,528,762	–	65,528,762	–
Technology	47,989,886	–	47,989,886	–
Transportation	32,790,491	–	32,790,491	–
Utilities	35,225,110	–	35,225,110	–

Preferred Stock
Financials	7,244,917	7,244,917	–	–
Materials	1,014,472	1,014,472	–	–

Common Stock
Consumer Discretionary	4	–	–	4
Financials	59,373	–	–	59,373
Collateral Held for Securities Loaned	54,627,809	54,627,809	–	–
Short-Term Investments	27,858,253	26,658,341	1,199,912	–

Total	$767,587,750	$89,545,539	$671,833,607	$6,208,604

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	642,777
Total Credit Contracts		642,777

Total		$642,777

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Credit Contracts	$444,362	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2015

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Collateral Investment	$42,383,027	$198,255,979	$186,011,197	54,627,809	$54,627,809	$211,599
Cash Management Trust-Short Term Investment	26,565,337	209,012,949	208,919,945	26,658,341	26,658,341	24,583
Total Value and Income Earned	68,948,364				81,286,150	236,182

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (4.5%)	Value	% of Net Assets
Basic Materials (0.3%)
	Other Securities^	$1,942,243	0.3%

	Total	1,942,243

Capital Goods (0.2%)
	Other Securities^	1,700,874	0.2%

	Total	1,700,874

Communications Services (1.6%)
	Other Securities^	12,840,048	1.6%

	Total	12,840,048

Consumer Cyclical (0.6%)
	Other Securities^	4,633,652	0.6%

	Total	4,633,652

Consumer Non-Cyclical (0.8%)
	Other Securities^	6,436,245	0.8%

	Total	6,436,245

Energy (0.1%)
	Other Securities^	803,256	0.1%

	Total	803,256

Financials (0.1%)
	Other Securities^	872,335	0.1%

	Total	872,335

Technology (0.4%)
	Other Securities^	3,471,017	0.4%

	Total	3,471,017

Transportation (0.2%)
	Other Securities^	1,835,551	0.2%

	Total	1,835,551

Utilities (0.2%)
	Other Securities^	1,362,646	0.2%

	Total	1,362,646

	Total Bank Loans (cost $37,409,667)	35,897,867

Principal Amount	Long-Term Fixed Income (91.1%)	Value	% of Net Assets
Asset-Backed Securities (1.5%)
	Bayview Opportunity Master Fund Trust
$2,521,972	3.721%, 7/28/2035[a,b]	2,529,618	0.3%
	Other Securities^	9,415,946	1.2%

	Total	11,945,564

Basic Materials (3.8%)
	Other Securities^	30,666,948	3.8%

	Total	30,666,948

Capital Goods (2.1%)
	BAE Systems plc
2,120,000	4.750%, 10/11/2021[a]	2,279,712	0.3%
	Other Securities^	14,240,294	1.8%

	Total	16,520,006

Collateralized Mortgage Obligations (0.8%)
	Other Securities^	6,613,927	0.8%

	Total	6,613,927

Commercial Mortgage-Backed Securities (0.7%)
	Other Securities^	5,364,846	0.7%

	Total	5,364,846

Communications Services (9.5%)
	American Tower Corporation
3,500,000	3.450%, 9/15/2021	3,529,911	0.4%
	CCO Safari II, LLC
2,630,000	4.464%, 7/23/2022[a]	2,668,130	0.3%
	Comcast Corporation
2,260,000	3.375%, 8/15/2025	2,300,036	0.3%
	NBCUniversal Media, LLC
2,490,000	4.375%, 4/1/2021	2,738,821	0.3%
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,557,767	0.3%
	Telefonica Emisiones SAU
2,530,000	5.462%, 2/16/2021	2,823,429	0.4%
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,258,018	0.3%
	Time Warner Entertainment Company, LP
2,380,000	8.375%, 3/15/2023	2,953,789	0.4%
	Verizon Communications, Inc.
2,970,000	3.500%, 11/1/2024	2,969,537	0.4%
3,392,000	4.272%, 1/15/2036	3,109,022	0.4%
3,747,000	4.522%, 9/15/2048	3,366,024	0.4%
	2.625% - 6.550%,
6,094,000	2/21/2020 - 9/15/2043	6,537,506	0.9%
	Other Securities^	38,363,921	4.7%

	Total	76,175,911

Consumer Cyclical (5.0%)
	Ford Motor Credit Company, LLC
2,500,000	2.597%, 11/4/2019	2,478,517	0.3%
	Other Securities^	37,342,172	4.7%

	Total	39,820,689

Consumer Non-Cyclical (9.8%)
	Actavis Funding SCS
5,055,000	3.450% - 3.850%, 3/15/2022 - 3/15/2025	5,021,033	0.7%
	Biogen, Inc.
2,260,000	3.625%, 9/15/2022	2,297,801	0.3%
	Boston Scientific Corporation
2,640,000	3.375%, 5/15/2022	2,646,077	0.3%
	Celgene Corporation
2,230,000	3.950%, 10/15/2020	2,343,514	0.3%
2,250,000	3.550%, 8/15/2022	2,286,302	0.3%
	Forest Laboratories, Inc.
1,450,000	5.000%, 12/15/2021[a]	1,567,099	0.2%
	Kraft Foods Group, Inc.
2,610,000	3.500%, 6/6/2022	2,661,681	0.3%
	Pernod Ricard SA
2,870,000	5.750%, 4/7/2021[a]	3,195,814	0.4%
	Watson Pharmaceuticals, Inc.
1,820,000	3.250%, 10/1/2022	1,782,328	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (91.1%)	Value	% of Net Assets
Consumer Non-Cyclical (9.8%) - continued
	Other Securities^	$54,872,800	6.8%

	Total	78,674,449

Energy (7.7%)
	Energy Transfer Partners, LP
3,155,000	4.650%, 6/1/2021	3,130,801	0.4%
	MPLX, LP
2,610,000	4.000%, 2/15/2025	2,381,526	0.3%
	Other Securities^	55,633,328	7.0%

	Total	61,145,655

Financials (29.7%)
	Bank of America Corporation
2,220,000	7.625%, 6/1/2019	2,615,262	0.3%
2,170,000	4.125%, 1/22/2024	2,259,716	0.3%
8,640,000	1.389% - 6.500%, 3/22/2018 - 10/23/2049[c,d]	8,888,335	1.1%
	Capital One Bank USA NA
3,075,000	2.250%, 2/13/2019	3,068,684	0.4%
	Citigroup, Inc.
2,000,000	8.500%, 5/22/2019	2,414,596	0.3%
2,630,000	4.400%, 6/10/2025	2,658,388	0.3%
3,205,000	4.450% - 5.500%, 9/13/2025 - 9/29/2027	3,366,664	0.4%
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019	2,608,125	0.3%
	GE Capital Trust I
2,500,000	6.375%, 11/15/2067	2,673,750	0.3%
	Goldman Sachs Group, Inc.
2,550,000	3.850%, 7/8/2024	2,601,286	0.3%
7,920,000	4.000% - 6.750%, 3/15/2020 - 5/22/2045	8,490,988	1.0%
	J.P. Morgan Chase & Company
10,210,000	1.220% - 6.750%, 1/25/2018 - 12/29/2049[c,d]	10,599,051	1.4%
	Lincoln National Corporation
2,350,000	4.000%, 9/1/2023	2,424,192	0.3%
	Merrill Lynch & Company, Inc.
1,950,000	6.875%, 4/25/2018	2,176,506	0.3%
	Morgan Stanley
11,485,000	4.000% - 6.625%, 4/1/2018 - 1/27/2045	12,274,619	1.6%
	Reinsurance Group of America, Inc.
2,185,000	4.700%, 9/15/2023	2,329,485	0.3%
	Simon Property Group, LP
2,825,000	2.750%, 2/1/2023	2,764,203	0.4%
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/29/2049[a,c]	2,637,050	0.3%
	Other Securities^	161,513,399	20.1%

	Total	238,364,299

Foreign Government (0.6%)
	Other Securities^	5,068,895	0.6%

	Total	5,068,895

Mortgage-Backed Securities (4.1%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
16,325,000	3.500%, 11/1/2045[e]	16,989,223	2.2%
4,675,000	4.000%, 11/1/2045[e]	4,976,318	0.6%
3,000,000	4.000%, 12/1/2045[e]	3,187,617	0.4%
3,550,000	4.500%, 12/1/2045[e]	3,842,376	0.5%
	Other Securities^	3,516,736	0.4%

	Total	32,512,270

Technology (2.4%)
	Fiserv, Inc.
2,260,000	3.850%, 6/1/2025	2,285,002	0.3%
	Other Securities^	16,970,862	2.1%

	Total	19,255,864

Transportation (3.3%)
	British Airways plc
2,385,825	4.625%, 6/20/2024[a]	2,517,045	0.3%
	Burlington Northern Santa Fe, LLC
2,880,000	3.000% - 4.700%, 4/1/2025 - 9/1/2045	2,858,839	0.4%
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[a]	2,276,640	0.3%
	Other Securities^	18,662,350	2.3%

	Total	26,314,874

U.S. Government and Agencies (4.0%)
	U.S. Treasury Bonds
2,980,000	3.125%, 2/15/2042	3,118,835	0.4%
	U.S. Treasury Bonds, TIPS
1,409,615	0.625%, 1/15/2024	1,406,536	0.2%
	U.S. Treasury Notes
7,000,000	1.000%, 6/30/2019	6,934,648	0.9%
5,000,000	1.375%, 5/31/2020	4,974,480	0.6%
2,620,000	2.000%, 7/31/2022	2,641,288	0.3%
5,500,000	1.875%, 8/31/2022	5,498,284	0.7%
2,620,000	2.500%, 2/15/2045	2,386,212	0.3%
3,870,000	1.625% - 2.000%, 7/31/2020 - 5/31/2021	3,914,902	0.5%
	U.S. Treasury Notes, TIPS
1,148,423	0.625%, 7/15/2021	1,165,639	0.1%

	Total	32,040,824

U.S. Municipals (0.2%)
	Other Securities^	1,699,154	0.2%

	Total	1,699,154

Utilities (5.9%)
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,019,695	0.4%
	MidAmerican Energy Holdings Company
2,550,000	3.750%, 11/15/2023	2,640,206	0.3%
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,216,710	0.3%
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,492,565	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (91.1%)	Value	% of Net Assets
Utilities (5.9%) - continued
	Other Securities^	$36,450,229	4.6%

	Total	46,819,405

	Total Long-Term Fixed Income (cost $727,365,141)	729,003,580

Shares	Preferred Stock (2.1%)	Value	% of Net Assets
Financials (1.9%)
18,075	Countrywide Capital V, 7.000%	464,166	0.1%
54,060	Goldman Sachs Group, Inc., 5.500%[c]	1,345,554	0.2%
51,800	Morgan Stanley, 7.125%[c]	1,442,630	0.2%
	Other Securities^	11,862,847	1.4%

	Total	15,115,197

Materials (0.1%)
	Other Securities^	1,201,976	0.1%

	Total	1,201,976

Utilities (0.1%)
	Other Securities^	789,900	0.1%

	Total	789,900

	Total Preferred Stock (cost $16,593,871)	17,107,073

Shares	Collateral Held for Securities Loaned (1.6%)	Value	% of Net Assets
12,776,357	Thrivent Cash Management Trust	12,776,357	1.6%

	Total Collateral Held for Securities Loaned (cost $12,776,357)	12,776,357

Shares or Principal Amount	Short-Term Investments (2.5%)[f]	Value	% of Net Assets
19,111,151	Thrivent Cash Management Trust 0.110%	19,111,151	2.4%
	Other Securities^	699,876	0.1%

	Total Short-Term Investments (at amortized cost)	19,811,027

	Total Investments (cost $813,956,063) 101.8%	$814,595,904

	Other Assets and Liabilities, Net (1.8%)	(14,714,249)

	Total Net Assets 100.0%	$799,881,655

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $133,183,227 or 16.7% of total net assets.

b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Income Fund held restricted securities as of October 31, 2015. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2015, the value of these investments was $4,732,529 or 0.6% of total net assets.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$19,692,697
Gross unrealized depreciation	(18,796,450)

Net unrealized appreciation (depreciation)	$896,247

Cost for federal income tax purposes	$813,699,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,942,243	–	1,942,243	–
Capital Goods	1,700,874	–	1,700,874	–
Communications Services	12,840,048	–	12,840,048	–
Consumer Cyclical	4,633,652	–	4,633,652	–
Consumer Non-Cyclical	6,436,245	–	6,436,245	–
Energy	803,256	–	803,256	–
Financials	872,335	–	872,335	–
Technology	3,471,017	–	3,160,897	310,120
Transportation	1,835,551	–	1,835,551	–
Utilities	1,362,646	–	1,362,646	–
Long-Term Fixed Income
Asset-Backed Securities	11,945,564	–	11,945,564	–
Basic Materials	30,666,948	–	30,666,948	–
Capital Goods	16,520,006	–	16,520,006	–
Collateralized Mortgage Obligations	6,613,927	–	6,613,927	–
Commercial Mortgage-Backed Securities	5,364,846	–	5,364,846	–
Communications Services	76,175,911	–	76,175,911	–
Consumer Cyclical	39,820,689	–	39,820,689	–
Consumer Non-Cyclical	78,674,449	–	78,674,449	–
Energy	61,145,655	–	61,145,655	–
Financials	238,364,299	–	238,364,299	–
Foreign Government	5,068,895	–	5,068,895	–
Mortgage-Backed Securities	32,512,270	–	32,512,270	–
Technology	19,255,864	–	19,255,864	–
Transportation	26,314,874	–	26,314,874	–
U.S. Government and Agencies	32,040,824	–	32,040,824	–
U.S. Municipals	1,699,154	–	1,699,154	–
Utilities	46,819,405	–	46,819,405	–
Preferred Stock
Financials	15,115,197	13,822,228	1,292,969	–
Materials	1,201,976	1,201,976	–	–
Utilities	789,900	789,900	–	–
Collateral Held for Securities Loaned	12,776,357	12,776,357	–	–
Short-Term Investments	19,811,027	19,111,151	699,876	–

Total	$814,595,904	$47,701,612	$766,584,172	$310,120

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	504,425	504,425	–	–

Total Asset Derivatives	$504,425	$504,425	$–	$–

Liability Derivatives
Futures Contracts	207,476	207,476	–	–

Total Liability Derivatives	$207,476	$207,476	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Income Fund’s futures contracts held as of October 31, 2015. Investments totaling $699,876 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(335)	December 2015	($40,154,470)	($40,124,102)	$30,368
10-Yr. U.S. Treasury Bond Futures	(585)	December 2015	(74,489,711)	(74,697,187)	(207,476)
30-Yr. U.S. Treasury Bond Futures	304	December 2015	47,082,942	47,556,999	474,057
Total Futures Contracts					$296,949

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2015

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$504,425
Total Interest Rate Contracts		504,425

Total Asset Derivatives		$504,425

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	207,476
Total Interest Rate Contracts		207,476

Total Liability Derivatives		$207,476

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,885,395)

Total Interest Rate Contracts		(1,885,395)

Total		($1,885,395)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	423,513

Total Interest Rate Contracts		423,513

Total		$423,513

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$163,843,297	19.7%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2015

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Collateral Investment	$14,386,483	$93,003,532	$94,613,658	12,776,357	$12,776,357	$74,039
Cash Management Trust-Short Term Investment	50,878,788	225,981,339	257,748,976	19,111,151	19,111,151	32,882
Total Value and Income Earned	65,265,271				31,887,508	106,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value	% of Net Assets
Alabama (0.3%)
	Other Securities^	$4,320,780	0.3%

	Total	4,320,780

Alaska (0.5%)
	Other Securities^	7,555,000	0.5%

	Total	7,555,000

Arizona (0.7%)
	Other Securities^	11,454,499	0.7%

	Total	11,454,499

Arkansas (0.4%)
	Other Securities^	6,494,309	0.4%

	Total	6,494,309

California (11.9%)
	California Educational Fac. Auth. Rev. (Stanford University)
$6,000,000	5.250%, 4/1/2040	8,011,800	0.5%
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,b	6,320,350	0.4%
	California State Department of Water Resources Supply Rev.
6,250,000	5.000%, 5/1/2016, Ser. M	6,403,250	0.4%
	California Various Purpose G.O.
10,000,000	5.250%, 3/1/2038	10,864,700	0.7%
13,575,000	5.250% - 6.000%, 4/1/2024 - 11/1/2039	15,879,881	1.0%
	California Various Purpose G.O. (NATL-RE Insured)
300,000	6.000%, 8/1/2016[a]	304,467	<0.1%
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, CA Water System Rev. Refg. (NATL-RE Insured)
10,000,000	5.000%, 6/1/2037, Ser. Aa,b	10,715,200	0.7%
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. Ab	11,923,320	0.8%
	Los Angeles Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	9,048,000	0.6%
	Los Angeles Department of Water and Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,924,420	0.5%
	San Diego Unified School District G.O.
10,000,000	Zero Coupon, 7/1/2033, Ser. Ac	9,416,700	0.6%
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Ser. E	8,139,615	0.5%
7,000,000	5.000%, 5/1/2044, Ser. A, AMT	7,600,180	0.5%
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,723,360	0.3%
	University of California Rev. Bonds
	5.250% - 5.250%,
5,000,000	5/15/2039, Ser. Ob	5,652,372	0.4%
	University of California Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,398,800	0.6%
	Other Securities^	54,139,396	3.4%

	Total	186,465,811

Colorado (4.1%)
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, CO G.O. Refg. (AGM Insured)
10,000,000	5.000%, 12/15/2016, Ser. Aa,b	10,061,000	0.6%
	University of Colorado University Enterprise Rev.
9,790,000	5.000%, 6/1/2033	11,164,418	0.7%
	5.000% - 5.375%,
7,500,000	6/1/2032 - 6/1/2034, Ser. Ab	8,647,908	0.5%
	Other Securities^	35,385,461	2.3%

	Total	65,258,787

District of Columbia (1.0%)
	Other Securities^	16,149,038	1.0%

	Total	16,149,038

Florida (6.3%)
	Citizens Property Insurance Corporation Rev.
10,000,000	5.000%, 6/1/2022, Ser. A1	11,735,600	0.7%
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. B	8,520,375	0.5%
8,000,000	5.500%, 10/1/2041, Ser. A	9,000,480	0.6%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,597,500	0.4%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGM Insured)
2,000,000	5.625%, 6/1/2034[a]	2,246,700	0.1%
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. A	7,168,075	0.5%
	Other Securities^	54,085,278	3.5%

	Total	98,354,008

Georgia (1.2%)
	Other Securities^	18,186,826	1.2%

	Total	18,186,826

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value	% of Net Assets
Hawaii (1.5%)
	Hawaii Airports System Rev.
$3,040,000	5.250%, 7/1/2030, Ser. A	$3,474,659	0.2%
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
6,395,000	5.125% - 5.250%, 11/15/2032 - 11/15/2037	6,894,359	0.5%
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,000,000	5.000%, 8/1/2028, AMT	1,127,430	0.1%
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,777,840	0.4%
	Other Securities^	5,158,050	0.3%

	Total	23,432,338

Illinois (7.1%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	10,286,619	0.6%
	Illinois Finance Auth. Rev. (DePaul University)
4,075,000	6.000%, 10/1/2032, Ser. A	4,869,421	0.3%
	Illinois Finance Auth. Rev. (Rush University Medical Center)
	5.000% - 7.250%,
6,000,000	11/15/2027 - 11/1/2038, Ser. Ab	7,087,850	0.4%
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
2,390,000	5.000%, 3/1/2034, Ser. A	2,647,857	0.2%
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured )
2,020,000	5.250%, 11/1/2035, Ser. Ba,b	2,277,368	0.1%
	Illinois Health Fac. Auth. Rev. Refg. (Lutheran General Health System) (AGM-CR Insured)
1,720,000	6.000%, 4/1/2018, Ser. Ca	1,842,946	0.1%
	Illinois Sales Tax Rev. (Build Illinois) (NATL-RE Insured)
7,975,000	5.750%, 6/15/2018, 2nd Ser.[a]	8,942,607	0.6%
	Metropolitan Pier and Exposition Auth., IL Dedicated Tax Rev. (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	5.500% - 5.500%, 6/15/2020[a,b]	7,585,986	0.5%
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Aa	15,535,180	1.0%
5,100,000	0.000% - 0.000%, 6/15/2024 - 12/15/2024, Ser. Aa	3,741,661	0.2%
	State of Illinois G.O.
	5.000% - 5.500%,
8,250,000	3/1/2027 - 7/1/2038	8,723,940	0.6%
	State of Illinois G.O. Refg.
9,000,000	5.000%, 8/1/2017	9,505,080	0.6%
	Other Securities^	28,932,415	1.9%

	Total	111,978,930

Indiana (2.3%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Db	8,020,390	0.5%
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital Proj.)
6,965,000	5.000%, 4/1/2042, Ser. A	7,196,238	0.5%
	Other Securities^	20,412,734	1.3%

	Total	35,629,362

Iowa (0.6%)
	Other Securities^	8,794,593	0.6%

	Total	8,794,593

Kansas (0.2%)
	Other Securities^	3,848,014	0.2%

	Total	3,848,014

Kentucky (1.6%)
	Other Securities^	24,649,433	1.6%

	Total	24,649,433

Louisiana (2.6%)
	Louisiana State Gas and Fuels Tax Rev.
7,000,000	5.000%, 5/1/2045, Ser. B	7,876,470	0.5%
5,000,000	5.000%, 5/1/2033, Ser. B	5,693,000	0.4%
	Tobacco Settlement Financing Corporation Rev.
3,620,000	5.000%, 5/15/2024, Ser. A	3,627,602	0.2%
	Other Securities^	23,714,151	1.5%

	Total	40,911,223

Maryland (0.1%)
	Other Securities^	1,118,110	0.1%

	Total	1,118,110

Massachusetts (3.9%)
	Massachusetts Health and Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	20,236,509	1.3%
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	9,086,093	0.6%
	Massachusetts School Building Auth. Sales Tax Refg.
6,900,000	5.000%, 8/15/2029, Ser. B	8,172,222	0.5%
	Other Securities^	23,809,427	1.5%

	Total	61,304,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value	% of Net Assets
Michigan (1.9%)
	Other Securities^	$30,331,884	1.9%

	Total	30,331,884

Minnesota (2.8%)
	Other Securities^	43,321,954	2.8%

	Total	43,321,954

Mississippi (0.3%)
	Other Securities^	5,502,383	0.3%

	Total	5,502,383

Missouri (0.9%)
	Jackson County, MO Special Obligation Rev. (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[a,b]	7,877,850	0.5%
	Other Securities^	5,902,270	0.4%

	Total	13,780,120

Montana (0.2%)
	Other Securities^	2,946,539	0.2%

	Total	2,946,539

Nebraska (1.5%)
	Omaha, NE Public Power District Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,208,685	0.6%
	Other Securities^	14,548,102	0.9%

	Total	23,756,787

New Hampshire (0.2%)
	Other Securities^	3,355,690	0.2%

	Total	3,355,690

New Jersey (1.0%)
	Other Securities^	16,265,210	1.0%

	Total	16,265,210

New York (6.7%)
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
11,155,000	5.750%, 6/15/2040, Ser. A	12,465,936	0.8%
3,250,000	5.375%, 6/15/2043, Ser. EE	3,781,407	0.2%
	New York City Transitional Finance Auth. Future Tax Secured Rev.
12,505,000	5.000%, 11/1/2021	14,961,982	1.0%
15,000,000	5.000%, 11/1/2033, Ser. D-1	17,460,000	1.1%
	New York State Dormitory Auth. State Personal Income Tax Rev.
10,125,000	5.000% - 5.000%, 2/15/2029 - 3/15/2039, Ser. Ab	11,345,243	0.7%
	New York State Dormitory Auth. State University Educational Fac. Rev.
5,000,000	5.875%, 5/15/2017, Ser. A	5,252,250	0.3%
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	11,466,800	0.7%
	Other Securities^	29,024,186	1.9%

	Total	105,757,804

North Carolina (2.1%)
	North Carolina Eastern Municipal Power Agency Power System Rev.
7,190,000	5.250%, 1/1/2020, Ser. Ab	7,873,410	0.5%
6,055,000	5.000% - 6.000%, 1/1/2021 - 1/1/2026, Ser. Bb	7,172,923	0.5%
	North Carolina Eastern Municipal Power Agency Power System Rev. Refg.
2,500,000	5.000%, 1/1/2017, Ser. Db	2,633,725	0.2%
	Other Securities^	14,780,513	0.9%

	Total	32,460,571

North Dakota (0.4%)
	Other Securities^	6,716,319	0.4%

	Total	6,716,319

Ohio (5.0%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
16,920,000	5.125%, 6/1/2024, Ser. A-2	15,146,107	1.0%
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,878,187	0.2%
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
4,740,000	5.250%, 7/1/2044	5,347,810	0.3%
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,685,850	0.4%
	Ohio State Higher Educational Fac. Commission Rev. (Case Western Reserve University)
2,745,000	5.000%, 12/1/2028	3,213,022	0.2%
1,655,000	6.500%, 10/1/2020, Ser. B	1,874,271	0.1%
	Ohio State Turnpike Commission Rev.
8,000,000	0.000%, 2/15/2034[c]	6,804,800	0.4%
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Aa	12,760,700	0.8%
2,000,000	5.500%, 2/15/2024, Ser. Aa	2,509,760	0.2%
	Other Securities^	22,945,973	1.4%

	Total	79,166,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value	% of Net Assets
Oklahoma (0.9%)
	Grand River, OK Dam Authority Rev.
$7,815,000	5.000%, 6/1/2039, Ser. A	$8,776,245	0.6%
	Other Securities^	5,683,517	0.3%

	Total	14,459,762

Oregon (0.3%)
	Other Securities^	4,855,122	0.3%

	Total	4,855,122

Pennsylvania (3.8%)
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,623,383	0.5%
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
9,860,000	Zero Coupon, 6/1/2033, Ser. Ca,c	11,818,295	0.8%
10,070,000	6.250%, 6/1/2038, Ser. Ca	11,228,654	0.7%
	Other Securities^	28,432,685	1.8%

	Total	59,103,017

South Carolina (2.2%)
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	7,111,887	0.4%
	County of Charleston, SC G.O. Transportation Sales Tax Refg.
10,005,000	5.000%, 11/1/2021	12,067,330	0.8%
	Other Securities^	16,134,549	1.0%

	Total	35,313,766

South Dakota (0.3%)
	Other Securities^	4,592,970	0.3%

	Total	4,592,970

Tennessee (0.6%)
	Other Securities^	9,024,427	0.6%

	Total	9,024,427

Texas (11.6%)
	Alliance Airport Auth., Inc. Special Fac. Rev. Refg. (Federal Express Corporation)
10,425,000	4.850%, 4/1/2021, AMT	10,549,683	0.7%
	Dallas Independent School District, Dallas County, TX Unlimited Tax School Building G.O. (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[a,b]	11,279,200	0.7%
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
3,300,000	0.010%, 3/1/2024[d]	3,300,000	0.2%
	Harris County, TX G.O. and Rev. Refg. (NATL-RE Insured)
7,000,000	-%, 8/15/2024[a]	5,760,160	0.4%
	Harris County, TX Toll Road Rev. Refg.
6,500,000	5.250%, 8/15/2047, Ser. B	7,100,145	0.5%
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,b	13,967,400	0.9%
	North Texas Tollway Auth. System Rev. (Special Proj.)
15,000,000	5.000%, 9/1/2030, Ser. D	17,415,600	1.1%
	North Texas Tollway Auth. System Rev. Refg.
6,000,000	5.000% - 5.625%, 1/1/2033 - 1/1/2042, Ser. Bb	6,505,020	0.4%
	North Texas Tollway Auth. System Rev. Refg. (AGM Insured)
5,000,000	-%, 1/1/2028, Ser. Da	3,188,950	0.2%
	Southeast Texas Housing Finance Corporation Single Family Mortgage Rev. (NATL - RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,b]	11,461,914	0.7%
	State of Texas G.O. Refg.
7,500,000	5.000%, 10/1/2044, Ser. A	8,533,950	0.5%
	Texas College Student Loan G.O.
1,900,000	5.000%, 8/1/2017, AMT	2,048,067	0.1%
	Other Securities^	81,460,654	5.2%

	Total	182,570,743

Utah (1.0%)
	Other Securities^	16,393,932	1.0%

	Total	16,393,932

Virginia (2.0%)
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034	11,499,600	0.7%
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040	2,216,860	0.1%
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
10,365,000	6.000%, 1/1/2037, AMT	11,748,831	0.8%
	Other Securities^	5,476,614	0.4%

	Total	30,941,905

Washington (4.4%)
	State of Washington Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	14,037,941	0.9%
5,390,000	5.000%, 8/1/2021, Ser. A	6,438,301	0.4%
	Washington G.O. (AGM Insured)
5,000,000	5.000%, 7/1/2021, Ser. 2007Aa,b	5,156,000	0.3%
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[b]	3,131,048	0.2%
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,571,800	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value	% of Net Assets
Washington (4.4%) - continued
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
$5,010,000	7.375%, 3/1/2038[b]	$6,048,673	0.4%
	Other Securities^	28,559,255	1.9%

	Total	68,943,018

Wisconsin (1.2%)
	Other Securities^	18,408,528	1.2%

	Total	18,408,528

Wyoming (0.5%)
	Other Securities^	7,642,562	0.5%

	Total	7,642,562

	Total Long-Term Fixed Income (cost $1,424,742,768)	1,541,516,805

Shares or Principal Amount	Short-Term Investments (0.4%)[e]	Value	% of Net Assets
	Other Securities^	5,999,836	0.4%

	Total Short-Term Investments (at amortized cost)	5,999,836

	Total Investments (cost $1,430,742,604) 98.5%	$1,547,516,641

	Other Assets and Liabilities, Net 1.5%	24,567,507

	Total Net Assets 100.0%	$1,572,084,148

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

b

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
CR	-	Custodial Receipts
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
Proj.	-	Project
PSF-GTD	-	Permanent School Fund Guarantee Program
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$118,688,532
Gross unrealized depreciation	(1,914,495)

Net unrealized appreciation (depreciation)	$116,774,037

Cost for federal income tax purposes	$1,430,742,604

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	210,418,968	–	210,418,968	–
Electric Revenue	51,117,868	–	51,117,868	–
Escrowed/Pre-refunded	224,443,573	–	224,443,573	–
General Obligation	194,982,975	–	194,982,975	–
Health Care	167,804,560	–	167,804,560	–
Housing Finance	9,929,282	–	9,929,282	–
Industrial Development Revenue	37,164,784	–	37,164,784	–
Other Revenue	262,356,273	–	262,356,273	–
Tax Revenue	47,296,323	–	47,296,323	–
Transportation	274,861,947	–	274,861,947	–
Water & Sewer	61,140,252	–	61,140,252	–
Short-Term Investments	5,999,836	–	5,999,836	–

Total	$1,547,516,641	$–	$1,547,516,641	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (99.2%)	Value
Asset-Backed Securities (1.7%)
	Northstar Education Finance, Inc.
$621,366	0.897%, 12/26/2031[a,b]	$602,584
	U.S. Small Business Administration
922,210	3.191%, 3/10/2024	960,827

	Total	1,563,411

Collateralized Mortgage Obligations (0.4%)
	NCUA Guaranteed Notes
412,921	0.644%, 10/7/2020[b]	414,917

	Total	414,917

Commercial Mortgage-Backed Securities (0.2%)
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
141,965	0.727%, 12/25/2016	142,097
	Federal National Mortgage Association
24,553	0.953%, 11/25/2015	24,543

	Total	166,640

Energy (0.5%)
	Petroleos Mexicanos
475,000	2.378%, 4/15/2025	481,216

	Total	481,216

Financials (5.5%)
	Bank Nederlandse Gemeenten NV
500,000	1.750%, 3/24/2020[a,c]	500,566
	Bank of England
1,000,000	0.875%, 3/17/2017[a,c]	1,001,272
	Finnvera Oyj
600,000	2.375%, 6/4/2025[a]	589,152
	North American Development Bank
500,000	2.300%, 10/10/2018	508,923
	Private Export Funding Corporation
1,000,000	1.375%, 2/15/2017	1,005,017
1,000,000	2.050%, 11/15/2022	969,034
	Svensk Exportkredit AB
500,000	1.750%, 8/28/2020	497,021

	Total	5,070,985

Foreign Government (3.9%)
	Asian Development Bank
1,000,000	2.125%, 3/19/2025	984,026
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	518,384
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	533,780
600,000	4.375%, 1/24/2044	717,446
	Kommunalbanken AS
340,000	1.500%, 10/22/2019[a]	339,318
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[a]	501,798

	Total	3,594,752

Mortgage-Backed Securities (6.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
900,000	3.000%, 11/1/2030[d]	935,273
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,700,000	3.500%, 11/1/2045[d]	2,809,856
1,500,000	4.000%, 11/1/2045[d]	1,596,680
900,000	4.500%, 12/1/2045[d]	974,124

	Total	6,315,933

U.S. Government and Agencies (79.1%)
	Federal Agricultural Mortgage Corporation
1,000,000	2.000%, 7/27/2016	1,010,317
	Federal Farm Credit Bank
500,000	2.210%, 8/1/2024	498,226
	Federal Home Loan Mortgage Corporation
1,000,000	1.250%, 8/1/2019	995,569
1,000,000	1.250%, 10/2/2019	992,707
3,000,000	2.375%, 1/13/2022	3,070,821
	Federal National Mortgage Association
3,640,000	1.125%, 12/14/2018	3,638,289
4,310,000	1.750%, 11/26/2019	4,358,095
6,000,000	2.625%, 9/6/2024	6,139,752
1,250,000	6.250%, 5/15/2029	1,724,299
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,503,925
	U.S. Treasury Bonds
850,000	6.500%, 11/15/2026	1,207,000
500,000	5.375%, 2/15/2031	686,836
	U.S. Treasury Bonds, TIPS
3,051,450	0.125%, 4/15/2019	3,046,491
347,713	2.375%, 1/15/2025	399,890
358,378	2.125%, 2/15/2040	429,366
1,582,170	0.750%, 2/15/2042	1,414,224
	U.S. Treasury Notes
6,500,000	0.625%, 10/15/2016	6,510,582
1,000,000	0.875%, 11/15/2017	1,001,562
1,500,000	1.500%, 10/31/2019	1,507,851
7,920,000	1.875%, 6/30/2020	8,055,091
1,500,000	2.000%, 7/31/2020	1,533,164
1,000,000	2.250%, 7/31/2021	1,030,078
1,500,000	2.125%, 9/30/2021	1,531,680
1,300,000	2.125%, 6/30/2022	1,321,701
4,000,000	1.625%, 8/15/2022	3,936,356
8,400,000	2.250%, 11/15/2024	8,490,124
2,200,000	3.625%, 2/15/2044	2,511,351
	U.S. Treasury Notes, TIPS
921,401	0.125%, 1/15/2022	899,511
3,866,937	0.125%, 1/15/2023	3,736,297

	Total	73,181,155

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (99.2%)	Value
Utilities (1.1%)
	John Sevier Combined Cycle Generation, LLC
$952,777	4.626%, 1/15/2042	$1,041,215

	Total	1,041,215

	Total Long-Term Fixed Income (cost $90,540,303)	91,830,224

Shares	Collateral Held for Securities Loaned (0.9%)	Value
818,750	Thrivent Cash Management Trust	818,750

	Total Collateral Held for Securities Loaned (cost $818,750)	818,750

Shares or Principal Amount	Short-Term Investments (7.2%)[e]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.080%, 11/27/2015[f]	99,994
6,610,141	Thrivent Cash Management Trust 0.110%	6,610,141

	Total Short-Term Investments (at amortized cost)	6,710,135

	Total Investments (cost $98,069,188) 107.3%	$99,359,109

	Other Assets and Liabilities, Net (7.3%)	(6,794,107)

	Total Net Assets 100.0%	$92,565,002

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $3,534,690 or 3.8% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
c	All or a portion of the security is on loan.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

TIPS	-	Treasury lnflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,985,963
Gross unrealized depreciation	(716,459)

Net unrealized appreciation (depreciation)	$1,269,504

Cost for federal income tax purposes	$98,089,605

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	1,563,411	–	1,563,411	–
Collateralized Mortgage Obligations	414,917	–	414,917	–
Commercial Mortgage-Backed Securities	166,640	–	166,640	–
Energy	481,216	–	481,216	–
Financials	5,070,985	–	5,070,985	–
Foreign Government	3,594,752	–	3,594,752	–
Mortgage-Backed Securities	6,315,933	–	6,315,933	–
U.S. Government and Agencies	73,181,155	–	73,181,155	–
Utilities	1,041,215	–	1,041,215	–
Collateral Held for Securities Loaned	818,750	818,750	–	–
Short-Term Investments	6,710,135	6,610,141	99,994	–

Total	$99,359,109	$7,428,891	$91,930,218	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	39,354	39,354	–	–

Total Asset Derivatives	$39,354	$39,354	$–	$–

Liability Derivatives
Futures Contracts	24,124	24,124	–	–

Total Liability Derivatives	$24,124	$24,124	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The following table presents Government Bond Fund’s futures contracts held as of October 31, 2015. Investments totaling $99,994 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(30)	December 2015	($6,575,095)	($6,559,688)	$15,407
10-Yr. U.S. Treasury Bond Futures	20	December 2015	2,577,875	2,553,751	(24,124)
30-Yr. U.S. Treasury Bond Futures	(11)	December 2015	(1,741,310)	(1,720,813)	20,497
Ultra Long Term U.S. Treasury Bond Futures	(6)	December 2015	(961,950)	(958,500)	3,450
Total Futures Contracts					$15,230

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$39,354
Total Interest Rate Contracts		39,354

Total Asset Derivatives		$39,354

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	24,124
Total Interest Rate Contracts		24,124

Total Liability Derivatives		$24,124

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2015

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	69,617
Total Interest Rate Contracts		69,617

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	4,802
Options Purchased	Net realized gains/(losses) on Investments	(17,849)
Total Equity Contracts		(13,047)

Total		$56,570

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	15,230
Total Interest Rate Contracts		15,230

Total		$15,230

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	1
Interest Rate
Contracts	2,867,182	2.6	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment	in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust- Collateral Investment	$–	$34,857,956	$34,039,206	818,750	$818,750	$2,392
Cash Management Trust- Short Term Investment	7,267,598	65,127,601	65,785,058	6,610,141	6,610,141	5,938
Total Value and Income Earned	7,267,598				7,428,891	8,330

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (3.3%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$725,972	0.1%

	Total	725,972

Capital Goods (0.3%)
	Other Securities^	2,021,303	0.3%

	Total	2,021,303

Communications Services (0.8%)
	Other Securities^	5,704,234	0.8%

	Total	5,704,234

Consumer Cyclical (0.9%)
	Other Securities^	6,361,182	0.9%

	Total	6,361,182

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,036,855	0.4%

	Total	3,036,855

Energy (0.1%)
	Other Securities^	858,842	0.1%

	Total	858,842

Financials (0.2%)
	Other Securities^	1,128,589	0.2%

	Total	1,128,589

Technology (0.3%)
	Other Securities^	1,885,946	0.3%

	Total	1,885,946

Transportation (0.1%)
	Other Securities^	1,021,525	0.1%

	Total	1,021,525

Utilities (0.1%)
	Other Securities^	972,631	0.1%

	Total	972,631

	Total Bank Loans (cost $25,390,091)	23,717,079

Principal Amount	Long-Term Fixed Income (93.8%)	Value	% of Net Assets
Asset-Backed Securities (12.8%)
	BA Credit Card Trust
$3,850,000	0.576%, 6/15/2021[a]	3,841,448	0.5%
	Chase Issuance Trust
2,975,000	1.590%, 2/18/2020	2,985,555	0.4%
	Citibank Credit Card Issuance Trust
4,275,000	1.020%, 2/22/2019	4,274,219	0.6%
	Golden Credit Card Trust
4,800,000	0.446%, 2/15/2018[a,b]	4,799,274	0.7%
	GoldenTree Loan Opportunities IX, Ltd.
3,000,000	1.804%, 10/29/2026*,[a]	2,972,692	0.4%
	OZLM VIII, Ltd.
3,050,000	1.755%, 10/17/2026*,[a]	3,013,461	0.4%
	Penarth Master Issuer plc
4,500,000	0.587%, 11/18/2017[a,b]	4,499,757	0.6%
	World Financial Network Credit Card Master Trust
4,000,000	0.910%, 3/16/2020	4,001,236	0.5%
	World Omni Master Owner Trust
3,600,000	0.547%, 2/15/2018[a,b]	3,599,238	0.5%
	Other Securities^	59,461,047	8.2%

	Total	93,447,927

Basic Materials (0.8%)
	Other Securities^	5,866,710	0.8%

	Total	5,866,710

Capital Goods (0.5%)
	Other Securities^	3,201,615	0.5%

	Total	3,201,615

Collateralized Mortgage Obligations (10.0%)
	Alm Loan Funding CLO
3,050,000	1.745%, 10/17/2026*,a	3,024,363	0.4%
	Babson CLO, Ltd.
3,050,000	1.707%, 10/17/2026*,a	3,019,306	0.4%
	Birchwood Park CLO, Ltd.
3,050,000	1.761%, 7/15/2026*,a	3,025,440	0.4%
	BlueMountain CLO, Ltd.
3,050,000	1.801%, 10/15/2026*,a	3,030,805	0.4%
	Carlyle Global Market Strategies CLO, Ltd.
3,000,000	1.617%, 7/20/2023*,a	2,992,987	0.4%
3,000,000	1.821%, 10/15/2026*,a	2,986,254	0.4%
	Cent CLO 16, LP
3,050,000	1.550%, 8/1/2024*,a	3,039,574	0.4%
	Cent CLO 22, Ltd.
3,000,000	1.791%, 11/7/2026*,a	2,969,263	0.4%
	Countrywide Alternative Loan Trust
391,569	5.500%, 11/25/2035	388,391	0.1%
	Countrywide Home Loans, Inc.
707,141	2.451%, 3/20/2036	640,364	0.1%
	Dryden 34 Senior Loan Fund CLO
3,050,000	1.751%, 10/15/2026*,a	3,024,407	0.4%
	Madison Park Funding XIV CLO, Ltd.
3,350,000	1.767%, 7/20/2026*,a	3,325,944	0.5%
	Octagon Investment Partners XX CLO, Ltd.
3,050,000	1.754%, 8/12/2026*,a	3,026,132	0.4%
	Symphony CLO VIII, Ltd.
2,984,033	1.419%, 1/9/2023*,a	2,973,982	0.4%
	Voya CLO 3, Ltd.
3,050,000	1.740%, 7/25/2026*,a	3,024,081	0.4%
	Wells Fargo Commercial Mortgage Trust
2,925,000	2.632%, 5/15/2048	2,980,974	0.4%
	Other Securities^	29,803,392	4.1%

	Total	73,275,659

Commercial Mortgage-Backed Securities (4.7%)
	Commercial Mortgage Pass-Through Certificates
4,000,000	1.244%, 6/8/2030[a,b]	3,992,483	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (93.8%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (4.7%) - continued
	Credit Suisse First Boston Mortgage Securities
$3,674,000	5.542%, 1/15/2049	$3,790,916	0.5%
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
1,193,359	0.727%, 12/25/2016	1,194,472	0.2%
	Federal National Mortgage Association
	0.953% - 1.272%,
1,816,572	11/25/2015 - 1/25/2017	1,823,086	0.2%
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,600,000	1.146%, 12/15/2028[a,b]	3,599,480	0.5%
3,335,147	5.429%, 12/12/2043	3,416,228	0.5%
	Other Securities^	16,601,580	2.3%

	Total	34,418,245

Communications Services (2.8%)
	Other Securities^	20,289,529	2.8%

	Total	20,289,529

Consumer Cyclical (1.5%)
	Other Securities^	10,926,619	1.5%

	Total	10,926,619

Consumer Non-Cyclical (5.4%)
	Unilever Capital Corporation
3,000,000	2.100%, 7/30/2020[c]	3,010,749	0.4%
	Other Securities^	36,503,357	5.0%

	Total	39,514,106

Energy (2.0%)
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	3,031,035	0.4%
	Other Securities^	11,755,261	1.6%

	Total	14,786,296

Financials (17.8%)
	Bank of America Corporation
	1.196% - 6.100%,
6,025,000	8/25/2017 -12/29/2049[a,d]	6,028,464	0.9%
	Bank of America National Association
1,000,000	5.300%, 3/15/2017	1,049,170	0.1%
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,633,504	0.2%
	DnB Boligkreditt AS
3,500,000	1.450%, 3/21/2018[b]	3,493,374	0.5%
	J.P. Morgan Chase & Company
3,100,000	1.220%, 1/25/2018[a]	3,111,377	0.4%
	2.250% - 7.900%,
3,725,000	1/23/2020 - 4/29/2049[d]	3,754,528	0.6%
	Japan Bank for International Cooperation
3,000,000	1.750%, 7/31/2018	3,025,644	0.4%
	Wells Fargo & Company
	1.002% - 5.875%,
4,485,000	1/30/2020 - 6/3/2026[a,d]	4,554,598	0.6%
	Other Securities^	103,794,805	14.1%

	Total	130,445,464

Foreign Government (1.1%)
	Other Securities^	8,085,474	1.1%

	Total	8,085,474

Mortgage-Backed Securities (5.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
6,670,000	3.000%, 11/1/2030[e]	6,931,413	0.9%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,670,000	4.000%, 12/1/2045[e]	3,891,490	0.5%
301,511	6.500%, 9/1/2037	344,582	<0.1%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
14,900,000	3.500%, 11/1/2030[e]	15,731,140	2.2%
2,127,797	2.250%, 6/25/2025	2,172,537	0.3%
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
582,652	6.000%, 8/1/2024	659,745	0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,009,416	2.077%, 1/1/2043[a]	3,103,722	0.4%
4,741,248	2.049%, 3/1/2043[a]	4,876,961	0.7%
4,890,639	1.729%, 7/1/2043[a]	5,004,208	0.7%
	5.196% - 5.649%,
594,956	9/1/2037 - 10/1/2037[a]	628,216	0.1%

	Total	43,344,014

Technology (1.8%)
	Other Securities^	13,016,017	1.8%

	Total	13,016,017

Transportation (1.8%)
	Other Securities^	12,892,852	1.8%

	Total	12,892,852

U.S. Government and Agencies (22.4%)
	Federal Home Loan Mortgage Corporation
3,050,000	1.250%, 10/2/2019	3,027,756	0.4%
750,000	1.250%, 8/1/2019	746,677	0.1%
	Federal National Mortgage Association
5,000,000	1.750%, 11/26/2019	5,055,795	0.7%
4,100,000	1.625%, 1/21/2020	4,123,017	0.6%
	U.S. Treasury Bonds
12,000,000	5.375%, 2/15/2031	16,484,064	2.3%
690,000	3.000%, 5/15/2042	703,656	0.1%
	U.S. Treasury Bonds, TIPS
17,799,250	0.125%, 4/15/2019	17,771,198	2.4%
	U.S. Treasury Notes
23,500,000	0.625%, 10/15/2016	23,538,258	3.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (93.8%)	Value	% of Net Assets
U.S. Government and Agencies (22.4%) - continued
$33,500,000	0.875%, 11/15/2017	$33,552,327	4.6%
18,225,000	1.875%, 6/30/2020	18,535,864	2.5%
8,250,000	2.125%, 6/30/2022	8,387,717	1.1%
9,500,000	3.625%, 2/15/2044	10,844,469	1.5%
	1.500% - 1.625%,
3,070,000	10/31/2019 - 8/15/2022	3,031,726	0.4%
	U.S. Treasury Notes, TIPS
6,844,370	0.125%, 1/15/2022	6,682,083	0.9%
5,162,550	0.125%, 1/15/2023	4,988,381	0.7%
	0.125% - 1.125%,
3,740,080	4/15/2018 - 1/15/2021	3,837,680	0.6%
	Other Securities^	2,525,793	0.3%

	Total	163,836,461

Utilities (2.5%)
	Other Securities^	18,203,998	2.5%

	Total	18,203,998

	Total Long-Term Fixed Income (cost $688,418,380)	685,550,986

Shares	Preferred Stock (0.7%)	Value	% of Net Assets
Financials (0.5%)
	Other Securities^	3,852,439	0.5%

	Total	3,852,439

Utilities (0.2%)
	Other Securities^	1,158,520	0.2%

	Total	1,158,520

	Total Preferred Stock (cost $4,949,360)	5,010,959

Shares	Collateral Held for Securities Loaned (0.6%)	Value	% of Net Assets
4,701,470	Thrivent Cash Management Trust	4,701,470	0.6%

	Total Collateral Held for Securities Loaned (cost $4,701,470)	4,701,470

Shares or Principal Amount	Short-Term Investments (5.0%)[f]	Value	% of Net Assets
	Federal Home Loan Mortgage Corporation Discount Notes
	0.100% - 0.105%,
1,200,000	1/6/2016 - 1/8/2016[g]	1,199,770	0.2%
	Thrivent Cash Management Trust
35,527,966	0.110%	35,527,966	4.8%

	Total Short-Term Investments (at amortized cost)	36,727,736

	Total Investments (cost $760,187,037) 103.4%	$755,708,230

	Other Assets and Liabilities, Net (3.4%)	(24,934,588)

	Total Net Assets 100.0%	$730,773,642

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $130,435,671 or 17.8% of total net assets.

c	All or a portion of the security is on loan.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of October 31, 2015 was $76,199,391 or 10.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,048,475
Babson CLO, Ltd., 10/17/2026	8/15/2014	3,048,475
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,050,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,046,919
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,000,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	3,000,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,050,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	3,000,000
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,050,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	2,997,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	3,345,980
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,050,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,032,615
Symphony CLO, Ltd., 1/9/2023	9/15/2014	2,984,033
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,045,425

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury lnflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2015

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,680,352
Gross unrealized depreciation	(10,036,750)

Net unrealized appreciation (depreciation)	($4,356,398)

Cost for federal income tax purposes	$760,064,628

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	725,972	–	725,972	–
Capital Goods	2,021,303	–	2,021,303	–
Communications Services	5,704,234	–	4,472,200	1,232,034
Consumer Cyclical	6,361,182	–	6,361,182	–
Consumer Non-Cyclical	3,036,855	–	3,036,855	–
Energy	858,842	–	858,842	–
Financials	1,128,589	–	1,128,589	–
Technology	1,885,946	–	1,885,946	–
Transportation	1,021,525	–	1,021,525	–
Utilities	972,631	–	972,631	–

Long-Term Fixed Income
Asset-Backed Securities	93,447,927	–	90,293,830	3,154,097
Basic Materials	5,866,710	–	5,866,710	–
Capital Goods	3,201,615	–	3,201,615	–
Collateralized Mortgage Obligations	73,275,659	–	73,275,659	–
Commercial Mortgage-Backed Securities	34,418,245	–	34,418,245	–
Communications Services	20,289,529	–	20,289,529	–
Consumer Cyclical	10,926,619	–	10,926,619	–
Consumer Non-Cyclical	39,514,106	–	39,514,106	–
Energy	14,786,296	–	14,786,296	–
Financials	130,445,464	–	130,445,464	–
Foreign Government	8,085,474	–	8,085,474	–
Mortgage-Backed Securities	43,344,014	–	43,344,014	–
Technology	13,016,017	–	13,016,017	–
Transportation	12,892,852	–	12,892,852	–
U.S. Government and Agencies	163,836,461	–	163,836,461	–
Utilities	18,203,998	–	18,203,998	–

Preferred Stock
Financials	3,852,439	3,079,540	772,899	–
Utilities	1,158,520	1,158,520	–	–
Collateral Held for Securities Loaned	4,701,470	4,701,470	–	–
Short-Term Investments	36,727,736	35,527,966	1,199,770	–

Total	$755,708,230	$44,467,496	$706,854,603	$4,386,131

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	41,737	41,737	–	–

Total Asset Derivatives	$41,737	$41,737	$–	$–

Liability Derivatives
Futures Contracts	285,014	285,014	–	–

Total Liability Derivatives	$285,014	$285,014	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2015

The following table presents Limited Maturity Bond Fund’s futures contracts held as of October 31, 2015. Investments totaling $1,199,770 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(194)	December 2015	($23,253,633)	($23,236,047)	$17,586
10-Yr. U.S. Treasury Bond Futures	(305)	December 2015	(38,836,516)	(38,944,687)	(108,171)
30-Yr. U.S. Treasury Bond Futures	(93)	December 2015	(14,371,844)	(14,548,687)	(176,843)
Ultra Long Term U.S. Treasury Bond Futures	(42)	December 2015	(6,733,651)	(6,709,500)	24,151
Total Futures Contracts					($243,277)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2015, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$41,737
Total Interest Rate Contracts		41,737

Total Asset Derivatives		$41,737

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	285,014
Total Interest Rate Contracts		285,014

Total Liability Derivatives		$285,014

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Summary Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2015, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,301,430)

Total Interest Rate Contracts		(2,301,430)
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	34,017
Options Purchased	Net realized gains/(losses) on Investments	(126,432)
Total Equity Contracts		(92,415)

Total		($2,393,845)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2015, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	417,932
Total Interest Rate Contracts		417,932

Total		$417,932

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2015

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2015.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	7
Interest Rate Contracts	123,221,996	15.0	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2014	Gross Purchases	Gross Sales	Shares Held at October 31, 2015	Value October 31, 2015	Income Earned November 1, 2014 - October 31, 2015
Cash Management Trust-Collateral Investment	$2,897,695	$60,675,833	$58,872,058	4,701,470	$4,701,470	$6,708
Cash Management Trust-Short Term Investment	71,677,565	293,546,248	329,695,847	35,527,966	35,527,966	32,494
Total Value and Income Earned	74,575,260				40,229,436	39,202

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Asset Backed Commercial Paper (14.7%)[a]	Value
	Chariot Funding, LLC
$2,200,000	0.270%, 1/5/2016[b,c]	$2,198,927
	Dealers Capital Access Trust, LLC
3,750,000	0.360%, 11/3/2015[b]	3,749,925
	Fairway Finance, LLC
4,220,000	0.190%, 12/2/2015[b,c]	4,219,310
	Jupiter Securitization Corporation, LLC
5,901,000	0.080%, 11/2/2015[b,c]	5,900,987
	Kells Funding, LLC
4,250,000	0.333%, 11/4/2015[b,c,d]	4,249,996
4,160,000	0.330%, 12/14/2015[b,c]	4,158,360
	Liberty Street Funding, LLC
4,180,000	0.330%, 12/14/2015[b,c]	4,178,352
4,180,000	0.300%, 1/5/2016[b,c]	4,177,736
	Nieuw Amsterdam Receivables Corporation
6,300,000	0.090%, 11/2/2015[b,c]	6,299,984
4,190,000	0.310%, 12/9/2015[b,c]	4,188,629
	Old Line Funding, LLC
4,170,000	0.296%, 12/11/2015[b,c,d]	4,170,000
4,150,000	0.376%, 1/15/2016[b,c,d]	4,150,000
	Starbird Funding Corporation
10,200,000	0.120%, 11/2/2015[b,c]	10,199,966

	Total	61,842,172

Principal Amount	Certificate of Deposit (3.9%)[a]	Value
	Svenska Handelsbanken NY
3,720,000	0.310%, 12/18/2015	3,720,097
	Toronto-Dominion Bank of New York
4,260,000	0.287%, 11/18/2015[d]	4,260,000
	US Bank NA
4,100,000	0.233%, 12/14/2015[d]	4,100,000
4,000,000	0.244%, 1/27/2016[d]	4,000,000

	Total	16,080,097

Principal Amount	Financial Company Commercial Paper (11.8%)[a]	Value
	AllianceBernstein, LP
6,070,000	0.100%, 11/2/2015[c]	6,069,983
	KFW
4,220,000	0.250%, 1/15/2016[b,c]	4,217,802
	Nordea Bank AB
4,160,000	0.320%, 12/8/2015[c]	4,158,632
4,150,000	0.320%, 12/14/2015[c]	4,148,414
	Rabobank Nederland
2,075,000	0.365%, 12/30/2015	2,073,759
	Skandinaviska Enskilda Banken AB
4,180,000	0.295%, 12/18/2015[c]	4,178,390
4,160,000	0.350%, 12/30/2015[c]	4,157,614
	Svenska Handelsbanken AB
4,160,000	0.300%, 11/23/2015[c]	4,159,237
	US Bank NA
12,000,000	0.100%, 11/2/2015	12,000,000
	Westpac Bank Corporation
4,180,000	0.264%, 12/7/2015[c,d]	4,180,016

	Total	49,343,847

Principal Amount	Government Agency Debt (49.0%)[a]	Value
	Federal Agricultural Mortgage Corporation
1,500,000	0.218%, 3/15/2016	1,498,791
2,115,000	0.275%, 4/29/2016	2,112,145
	Federal Farm Credit Bank
2,160,000	0.161%, 12/9/2015[d]	2,159,977
4,150,000	0.190%, 12/18/2015[d]	4,150,408
4,150,000	0.245%, 12/21/2015[d]	4,150,255
4,190,000	0.167%, 1/25/2016[d]	4,189,928
6,280,000	0.230%, 2/16/2016[d]	6,282,042
4,230,000	0.212%, 3/31/2016[d]	4,229,945
2,300,000	0.207%, 6/30/2016[d]	2,299,951
	Federal Home Loan Bank
3,100,000	0.249%, 11/20/2015[d]	3,100,041
2,060,000	0.275%, 12/21/2015	2,059,227
4,190,000	0.159%, 3/3/2016[d]	4,189,964
1,000,000	1.000%, 3/11/2016	1,002,710
4,230,000	0.199%, 5/12/2016[d]	4,229,985
4,160,000	0.181%, 5/17/2016[d]	4,159,450
4,140,000	0.157%, 5/24/2016[d]	4,140,000
4,100,000	0.137%, 5/26/2016[d]	4,099,876
4,160,000	0.145%, 6/23/2016[d]	4,160,000
4,100,000	0.142%, 7/22/2016[d]	4,100,000
4,110,000	0.142%, 8/17/2016[d]	4,110,000
8,300,000	0.181%, 8/17/2016[d]	8,298,751
4,150,000	0.157%, 8/25/2016[d]	4,150,000
	Federal Home Loan Bank of Chicago
4,180,000	5.625%, 6/13/2016	4,312,819
	Federal Home Loan Mortgage Corporation
3,190,000	0.265%, 4/19/2016	3,186,083
4,120,000	0.152%, 8/24/2016[d]	4,120,000
4,130,000	0.158%, 9/2/2016[d]	4,130,000
	Federal National Mortgage Association
2,000,000	0.219%, 8/16/2016[d]	2,000,250
4,130,000	0.217%, 8/26/2016[d]	4,132,769
	Overseas Private Investment Corporation
3,692,000	0.150%, 11/4/2015[d]	3,692,000
3,070,182	0.150%, 11/4/2015[d]	3,070,182
6,621,053	0.150%, 11/4/2015[d]	6,621,053
13,655,000	0.130%, 11/6/2015[d]	13,655,000
4,510,000	0.130%, 11/6/2015[d]	4,510,000
8,900,000	0.130%, 11/6/2015[d]	8,900,000
6,000,000	0.150%, 11/6/2015[d]	6,000,000
7,700,000	0.150%, 11/6/2015[d]	7,700,000
4,855,000	0.150%, 11/6/2015[d]	4,855,000
4,500,000	0.150%, 11/6/2015[d]	4,500,000
6,364,800	0.130%, 11/13/2015[d]	6,364,800
6,862,000	0.150%, 11/13/2015[d]	6,862,000
2,700,000	0.450%, 12/10/2015	2,710,861
1,770,473	0.410%, 12/22/2015	1,787,889
4,200,000	0.610%, 3/17/2016	4,216,035
3,000,000	0.500%, 4/30/2016	3,138,805
4,040,000	0.510%, 4/30/2016	4,050,402
4,200,000	0.520%, 5/2/2016	4,210,829
4,140,000	0.550%, 7/7/2016	4,147,276

	Total	205,747,499

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2015

Shares	Investment Company (<0.1%)	Value
	Dreyfus Institutional Cash Advantage Fund
$8,000	0.090%	$8,000

	Total	8,000

Principal Amount	Other Commercial Paper (10.6%)[a]	Value
	Caisse d’Amortissement de la Dette Sociale
4,170,000	0.285%, 12/22/2015[b,c]	4,168,316
4,180,000	0.320%, 1/4/2016[b,c]	4,177,622
	Caisse des Depots et Consignations
4,180,000	0.340%, 12/16/2015[b,c]	4,178,224
	Danaher Corporation
2,660,000	0.170%, 11/12/2015[c]	2,659,862
	Emerson Electric Company
4,180,000	0.220%, 11/25/2015[c]	4,179,387
4,210,000	0.230%, 1/20/2016[c]	4,207,848
	Honeywell International, Inc.
4,160,000	0.250%, 12/4/2015[c]	4,159,047
	Schlumberger Investment SA
4,180,000	0.170%, 12/23/2015[b,c]	4,178,973
	Total Capital Canada, Ltd.
4,200,000	0.210%, 1/4/2016[b,c]	4,198,432
	Total Capital SA
8,645,000	0.060%, 11/2/2015[b,c]	8,644,986

	Total	44,752,697

Principal Amount	Other Note (7.2%)[a]	Value
	Bank of New York Mellon Corporation
2,305,000	0.563%, 3/4/2016[d]	2,306,569
	General Electric Capital Corporation
4,280,000	0.933%, 12/11/2015[b,d]	4,282,575
3,120,000	0.518%, 1/8/2016[b,d]	3,120,922
1,110,000	0.551%, 1/14/2016[b,d]	1,110,424
	John Deere Capital Corporation
2,100,000	0.452%, 12/10/2015[b,d]	2,100,298
	Procter & Gamble Company
2,700,000	4.850%, 12/15/2015	2,714,583
	Royal Bank of Canada
3,600,000	2.625%, 12/15/2015	3,609,418
2,300,000	0.443%, 10/6/2016[c,d]	2,300,000
	Toronto-Dominion Bank
4,240,000	0.501%, 11/6/2015[d]	4,240,117
	Wells Fargo Bank NA
4,600,000	0.457%, 9/14/2016[d]	4,600,000

	Total	30,384,906

Principal Amount	Treasury Debt (2.5%)[a]	Value
	U.S. Treasury Bills
4,210,000	0.120%, 11/12/2015	4,209,846
4,200,000	0.150%, 11/19/2015	4,199,685
2,065,000	0.190%, 12/31/2015	2,064,346

	Total	10,473,877

	Total Investments (at amortized cost) 99.7%	$418,633,095

	Other Assets and Liabilities, Net 0.3%	1,252,539

	Total Net Assets 100.0%	$419,885,634

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $140,415,032 or 33.4% of total net assets.

d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.

Cost for federal income tax purposes	$418,633,095

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2015

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2015, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	61,842,172	–	61,842,172	–
Certificate of Deposit	16,080,097	–	16,080,097	–
Financial Company Commercial Paper	49,343,847	–	49,343,847	–
Government Agency Debt	205,747,499	–	205,747,499	–
Investment Company	8,000	8,000	–	–
Other Commercial Paper	44,752,697	–	44,752,697	–
Other Note	30,384,906	–	30,384,906	–
Treasury Debt	10,473,877	–	10,473,877	–

Total	$418,633,095	$8,000	$418,625,095	$–

There were no significant transfers between Levels during the period ended October 31, 2015. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2015	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$749,034,401	$1,783,544,340	$1,753,927,321	$783,071,938
Investments in securities at value	513,272,226	1,115,265,626	1,127,738,564	579,149,745
Investments in affiliates atvalue	340,901,670	886,489,771	804,551,857	261,464,372
Investments at Value	854,173,896	2,001,755,397	1,932,290,421	840,614,117

Cash	8,770,611 (a)	19,908,012 (b)	25,399,406 (c)	6,670,065
Initial margin deposit on open future contracts	–	–	–	–
Dividends and interest receivable	204,073	1,594,162	2,614,653	1,668,568
Prepaid expenses	27,676	40,649	38,499	27,170
Prepaid trustee fees	3,280	5,548	5,236	3,203
Receivable for investments sold	6,907,951	38,182,047	93,313,179	65,604,388
Receivable for fund shares sold	482,579	785,909	745,416	132,219
Unrealized gain on forward contracts	–	–	–	–
Receivable for expense reimbursements	192,833	463,995	389,959	112,888
Receivable for variation margin	185,488	292,556	314,061	141,996
Total Assets	870,948,387	2,063,028,275	2,055,110,830	914,974,614

Liabilities
Distributions payable	–	–	–	–
Accrued expenses	96,114	166,700	140,958	70,385
Payable for investments purchased	16,788,840	118,877,386	236,675,263	159,064,989
Payable upon return of collateral for securities loaned	–	738,414	675,685	467,514
Payable for fund shares redeemed	230,510	259,616	647,459	442,334
Unrealized loss on forward contracts	–	–	–	–
Payable for variation margin	689,394	1,029,720	531,121	85,396
Payable for investment advisory fees	548,055	1,160,778	1,002,508	386,934
Payable for administrative fees	18,550	34,942	33,200	17,276
Payable for distribution fees	151,709	378,181	357,565	151,173
Payable for transfer agent fees	54,338	112,186	85,896	33,517
Payable for trustee deferred compensation	37,661	58,352	57,697	40,310
Mortgage dollar roll deferred revenue	14,948	66,160	182,212	138,043
Total Liabilities	18,630,119	122,882,435	240,389,564	160,897,871

Net Assets
Capital stock (beneficial interest)	690,307,613	1,621,686,908	1,568,915,889	681,569,925
Accumulated undistributed net investment income/(loss)	(1,250,771)	3,988,570	(62,229)	71,945
Accumulated undistributed net realized gain/(loss)	47,283,739	78,421,170	57,234,191	12,693,481
Net unrealized appreciation/(depreciation) on:
Investments	33,016,885	45,022,409	31,344,990	14,571,874
Affiliated investments	72,122,610	173,188,648	147,018,110	42,970,305
Futures contracts	10,839,302	17,895,480	10,182,348	2,199,598
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(1,110)	(1,214)	(1,136)	(385)
Swap agreements	–	(56,131)	89,103	–
Total Net Assets	$852,318,268	$1,940,145,840	$1,814,721,266	$754,076,743

Class A Share Capital	$732,006,333	$1,814,647,191	$1,706,456,680	$716,606,206
Shares of beneficial interest outstanding (Class A)	52,095,026	132,192,521	132,235,591	60,338,420
Net asset value per share	$14.05	$13.73	$12.90	$11.88
Maximum public offering price	$14.87	$14.53	$13.65	$12.57
Institutional Class Share Capital	$120,311,935	$125,498,649	$108,264,586	$37,470,537
Shares of beneficial interest outstanding (Institutional Class)	8,475,695	9,057,863	8,367,941	3,145,890
Net asset value per share	$14.19	$13.86	$12.94	$11.91

(a)	Includes foreign currency holdings of $782 (cost $781).
(b)	Includes foreign currency holdings of $67,512 (cost $66,958).
(c)	Includes foreign currency holdings of $47,386 (cost $47,015).
(d)	Includes foreign currency holdings of $38,484 (cost $38,160).
(e)	Includes foreign currency holdings of $8,462 (cost $8,486).
(f)	Includes foreign currency holdings of $2,766,763 (cost $2,801,836).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Small Cap Stock Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Growth Fund

$303,154,946	$474,225,986	$11,668,576	$423,910,100	$1,092,135,057	$798,776,364	$592,072,545
281,156,732	396,337,530	9,780,732	439,946,983	1,176,182,764	789,889,583	682,786,738
28,822,846	63,396,472	210,247	39,020,691	148,835,311	18,229,821	71,394,270
309,979,578	459,734,002	9,990,979	478,967,674	1,325,018,075	808,119,404	754,181,008
38,484(d)	–	8,462 (e)	–	–	2,790,119 (f)	–
–	–	–	–	–	403,743	–
1,092,004	2,577,174	5,401	106,954	567,272	3,660,961	225,101
25,538	27,527	19,992	19,152	28,030	18,324	24,121
2,271	2,692	1,114	3,035	6,160	4,550	3,900
5,472,853	12,004,260	5,220	2,640,870	12,264,046	6,098,665	–
257,760	376,675	816	60,593	189,795	102,674	627,480
–	–	–	–	–	558,156	–
–	19,130	16,000	–	–	22,072	10,904
19,157	52,063	–	–	–	672,418	–
316,887,645	474,793,523	10,047,984	481,798,278	1,338,073,378	822,451,086	755,072,514

–	92,537	–	–	–	–	–
44,046	53,650	18,579	60,648	107,485	102,898	47,145
20,421,226	58,058,011	5,278	1,309,658	14,193,292	9,324,044	5,934,872
8,831,966	8,644,084	–	36,769,900	71,928,749	3,226,844	20,126,400
119,992	328,684	10,600	83,193	650,544	69,425	219,147
–	–	–	–	–	600,285	–
6,573	3,946	–	–	–	698,829	3,019
132,486	154,884	10,252	254,458	673,667	588,696	432,956
10,169	12,029	5,987	12,645	24,515	18,075	16,420
48,809	56,064	2,062	73,082	199,995	35,270	44,184
14,317	20,933	1,106	36,734	71,982	13,482	19,763
79,675	99,096	7,600	171,040	301,038	136,796	94,634
11,360	34,156	–	–	–	–	–
29,720,619	67,558,074	61,464	38,771,358	88,151,267	14,814,644	26,938,540

267,718,721	427,104,483	13,180,840	351,751,768	880,581,140	838,284,052	532,662,073
(26,287)	33,060	84,901	127,025	1,926,651	14,144,656	(622,485)
12,576,331	(5,546,920)	(1,601,294)	36,090,560	134,531,302	(53,928,427)	32,552,538

6,824,632	(14,491,984)	(1,677,597)	55,057,574	232,883,018	9,343,040	162,108,463
–	–	–	–	–	–	–
62,824	161,023	–	–	–	(120,740)	1,436,394
–	–	–	–	–	(42,129)	–
(206)	–	(330)	(7)	–	(44,010)	(3,009)
11,011	(24,213)	–	–	–	–	–
$287,167,026	$407,235,449	$9,986,520	$443,026,920	$1,249,922,111	$807,636,442	$728,133,974
$232,811,382	$265,252,340	$9,641,677	$342,625,919	$963,274,348	$167,301,014	$218,806,159
18,192,572	26,401,538	1,258,842	18,873,687	44,569,193	17,397,925	23,981,448
$12.80	$10.05	$7.66	$18.15	$21.61	$9.62	$9.12
$13.54	$10.52	$8.11	$19.21	$22.87	$10.18	$9.65
$54,355,644	$141,983,109	$344,843	$100,401,001	$286,647,763	$640,335,428	$509,327,815
4,254,969	14,131,352	45,214	4,759,091	12,097,685	66,109,283	51,504,342
$12.77	$10.05	$7.63	$21.10	$23.69	$9.69	$9.89

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of October 31, 2015	Large Cap Value Fund	Large Cap Stock Fund
Assets
Investments at cost	$641,233,928	$1,376,394,619
Investments in securities at value	796,508,049	1,487,663,419
Investments in affiliates at value	15,476,775	269,163,526
Investments at Value	811,984,824	1,756,826,945

Cash	–	505,538	(a)
Dividends and interest receivable	853,731	1,859,321
Prepaid expenses	26,804	31,945
Prepaid trustee fees	4,438	7,795
Receivable for investments sold	3,562,002	3,193,410
Receivable for fund shares sold	457,712	120,367
Receivable for expense reimbursements	–	–
Receivable for variation margin	–	273,420
Total Assets	816,889,511	1,762,818,741

Liabilities
Distributions payable	–	–
Accrued expenses	47,012	197,941
Payable for investments purchased	2,780,217	–
Payable upon return of collateral for securities loaned	1,205,820	12,071,792
Payable for fund shares redeemed	257,742	577,436
Payable for variation margin	–	358,591
Payable for investment advisory fees	302,606	818,654
Payable for administrative fees	17,938	31,865
Payable for distribution fees	47,894	322,854
Payable for transfer agent fees	22,568	65,405
Payable for trustee deferred compensation	124,601	579,840
Mortgage dollar roll deferred revenue	–	–
Total Liabilities	4,806,398	15,024,378

Net Assets
Capital stock (beneficial interest)	590,984,434	1,308,203,856
Accumulated undistributed net investment income/(loss)	7,888,379	13,262,095
Accumulated undistributed net realized gain/(loss)	42,459,404	34,203,678
Net unrealized appreciation/(depreciation) on:
Investments	170,750,896	380,432,326
Futures contracts	–	11,705,271
Foreign currency transactions	–	(12,863)
Total Net Assets	$812,083,113	$1,747,794,363

Class A Share Capital	$231,134,730	$1,559,957,069
Shares of beneficial interest outstanding (Class A)	11,563,084	59,271,066
Net asset value per share	$19.99	$26.32
Maximum public offering price	$21.15	$27.85
Institutional Class Share Capital	$580,948,383	$187,837,294
Shares of beneficial interest outstanding (Institutional Class)	28,841,673	7,069,082
Net asset value per share	$20.14	$26.57

1	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.
(a)	Includes foreign currency holdings of $505,538 (cost $501,141).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund
$797,470,707	$813,956,063	$1,430,742,604	$98,069,188	$760,187,037	$418,633,095
686,301,600	782,708,396	1,547,516,641	91,930,218	715,478,794	418,633,095
81,286,150	31,887,508	–	7,428,891	40,229,436	–
767,587,750	814,595,904	1,547,516,641	99,359,109	755,708,230	418,633,095	[1]
–	–	7,740,426	–	–	2,100
11,371,841	8,521,307	21,437,618	471,548	2,293,210	235,791
25,381	24,809	39,322	10,820	40,978	33,387
4,216	4,644	8,221	1,114	4,461	3,016
10,610,603	36,326,216	–	11,344,617	9,544,408	438,259
335,084	342,995	426,403	27,689	1,480,313	1,867,120
–	–	–	5,042	–	248,491
–	183,116	–	3,437	1,515	–
789,934,875	859,998,991	1,577,168,631	111,223,376	769,073,115	421,461,259
644,775	170,124	652,938	945	21,356	–
76,105	64,025	94,612	17,055	74,938	92,046
8,426,030	46,188,491	2,483,956	17,292,760	32,368,135	–
54,627,809	12,776,357	–	818,750	4,701,470	–
481,793	347,841	677,076	446,227	600,030	1,234,786
–	45,700	–	12,906	123,670	–
238,937	238,490	529,861	36,400	188,650	178,453
17,030	18,454	29,807	7,471	17,486	12,258
102,879	78,492	310,351	1,990	39,683	43,459
28,515	23,071	37,878	5,770	30,358	14,623
127,833	140,312	268,004	14,030	112,106	–
–	25,979	–	4,070	21,591	–
64,771,706	60,117,336	5,084,483	18,658,374	38,299,473	1,575,625
796,582,498	797,433,043	1,464,846,294	90,208,551	738,830,929	419,885,634
(298,541)	273,430	240,907	(3,413)	94,870	–
(41,237,831)	1,238,392	(9,777,090)	1,054,713	(3,430,073)	–
(29,882,957)	639,841	116,774,037	1,289,921	(4,478,807)	–
–	296,949	–	15,230	(243,277)	–
–	–	–	–	–	–
$725,163,169	$799,881,655	$1,572,084,148	$92,565,002	$730,773,642	$419,885,634
$489,245,048	$369,956,430	$1,463,534,186	$18,680,630	$374,404,043	$409,524,584
103,190,549	41,057,667	126,187,291	1,846,822	30,248,176	409,524,584
$4.74	$9.01	$11.60	$10.12	$12.38	$1.00
$4.96	$9.43	$12.15	$10.33	$12.38	$1.00
$235,918,121	$429,925,225	$108,549,962	$73,884,372	$356,369,599	$10,361,050
49,726,663	47,751,137	9,359,292	7,301,680	28,797,695	10,361,049
$4.74	$9.00	$11.60	$10.12	$12.37	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the year ended October 31, 2015	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$4,122,503	$7,674,454	$5,949,991	$1,968,810
Taxable interest	401,409	6,692,536	10,867,665	7,338,676
Income from mortgage dollar rolls	196,986	1,041,746	2,162,426	1,993,860
Income from securities loaned	1,372	5,410	7,019	3,831
Income from affiliated investments	4,916,347	15,880,455	17,644,805	6,688,760
Foreign tax withholding	(50,901)	(125,685)	(95,889)	(19,775)
Total Investment Income	9,587,716	31,168,916	36,536,017	17,974,162

Expenses
Adviser fees	4,005,489	8,201,650	7,344,024	3,255,872
Sub-Adviser fees	–	–	–	–
Administrative service fees	220,917	418,613	397,792	208,460
Audit and legal fees	32,478	39,406	38,789	32,229
Custody fees	97,417	173,887	173,439	91,883
Distribution expenses Class A	1,797,210	4,510,796	4,282,109	1,827,779
Insurance expenses	8,145	13,357	12,863	7,938
Printing and postage expenses Class A	403,179	779,469	591,506	231,961
Printing and postage expenses Institutional Class	578	615	995	735
SEC and state registration expenses	71,046	103,335	105,512	60,954
Transfer agent fees Class A	853,728	1,651,781	1,231,930	471,536
Transfer agent fees Institutional Class	301	475	1,174	1,028
Trustees' fees	17,343	30,159	29,510	18,278
Other expenses	19,738	63,378	60,525	44,415
Total Expenses Before Reimbursement	7,527,569	15,986,921	14,270,168	6,253,068
Less:
Reimbursement from adviser	(373,991)	(901,229)	(761,250)	(222,168)
Total Net Expenses	7,153,578	15,085,692	13,508,918	6,030,900

Net Investment Income/(Loss)	2,434,138	16,083,224	23,027,099	11,943,262
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	19,622,928	27,568,024	27,385,998	8,480,583
Affiliated investments	18,074,271	27,250,699	16,901,690	2,722,880
Distributions of realized capital gains from affiliated investments	21,099,438	46,529,959	30,350,431	7,542,563
Futures contracts	(2,485,738)	3,970,321	7,305,543	2,222,518
Foreign currency and forward contract transactions	54,565	83,649	66,714	31,300
Swap agreements	–	(205,979)	(45,502)	52,510
Change in net unrealized appreciation/(depreciation) on:
Investments	(14,794,191)	(30,115,497)	(29,219,642)	(10,081,477)
Affiliated investments	(31,631,910)	(62,212,577)	(47,084,924)	(14,416,997)
Futures contracts	10,707,967	14,182,121	5,947,698	1,558,204
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(367)	1,548	862	(102)
Swap agreements	–	(61,973)	80,687	(9,543)
Net Realized and Unrealized Gains/(Losses)	20,646,963	26,990,295	11,689,555	(1,897,561)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$23,081,101	$43,073,519	$34,716,654	$10,045,701

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Small Cap Stock Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Growth Fund

$4,335,235	$1,954,602	$322,247	$4,209,619	$11,805,739	$21,790,635	$5,449,523
5,260,412	15,297,603	25	734	2,969	5,231,196	3,035
317,749	950,750	–	–	–	–	–
42,922	73,303	–	359,502	100,719	29,252	15,045
16,525	39,817	144	5,501	38,781	10,973	28,446
(120,454)	–	(31,461)	(68,287)	1,452	(1,995,831)	(32,980)
9,852,389	18,316,075	290,955	4,507,069	11,949,660	25,066,225	5,463,069

1,573,461	1,812,389	58,059	2,501,265	6,562,603	3,413,187	4,760,227
–	–	81,417	–	–	3,767,610	–
121,728	142,816	72,103	136,789	250,253	220,103	186,453
29,091	29,798	37,780	30,410	34,236	74,388	30,681
91,562	34,939	41,383	30,394	41,587	543,827	25,826
577,609	671,160	27,966	686,806	1,812,719	436,218	494,815
5,532	6,030	4,301	6,171	9,575	8,396	7,019
74,721	88,180	7,703	120,760	224,565	110,640	94,783
621	27,616	99	504	1,673	4,184	17,135
42,802	59,344	29,770	32,416	50,135	51,332	60,796
252,470	328,861	18,362	516,301	894,545	477,838	413,181
768	105,996	165	3,693	5,465	5,236	79,774
12,855	15,186	6,084	12,491	27,205	28,196	22,044
41,563	37,661	14,753	14,343	17,626	78,657	13,829
2,824,783	3,359,976	399,945	4,092,343	9,932,187	9,219,812	6,206,563

–	(231,253)	(209,605)	–	(126,900)	(375,814)	(196,131)
2,824,783	3,128,723	190,340	4,092,343	9,805,287	8,843,998	6,010,432

7,027,606	15,187,352	100,615	414,726	2,144,373	16,222,227	(547,363)

13,599,048	(149,844)	(1,164,756)	37,838,837	140,088,202	(3,341,824)	33,577,795
–	–	–	–	–	–	–
3	1	–	–	2	–	1
163,852	337,315	–	(193,152)	(1,986,736)	188,107	520,146
(1,945)	–	(12,835)	621	–	1,537,480	14,709
(13,567)	(11,340)	–	–	–	–	–

(14,598,152)	(13,518,309)	(1,202,800)	(35,006,309)	(92,361,963)	(29,983,143)	38,589,038
–	–	–	–	–	–	–
(7,943)	140,165	–	–	–	(141,410)	1,982,706
–	–	–	–	–	(267,892)	–
161	–	114	(45)	–	81,142	(97)
11,011	(24,213)	–	–	–	–	–
(847,532)	(13,226,225)	(2,380,277)	2,639,952	45,739,505	(31,927,540)	74,684,298

$6,180,074	$1,961,127	$(2,279,662)	$3,054,678	$47,883,878	$(15,705,313)	$74,136,935

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the year ended October 31, 2015	Large Cap Value Fund	Large Cap Stock Fund
Investment Income
Dividends	$16,537,028	$36,314,709
Taxable interest	1,614	33,525
Tax-Exempt interest	–	–
Income from mortgage dollar rolls	–	–
Income from securities loaned	52,026	389,747
Income from affiliated investments	16,692	112,394
Foreign tax withholding	(142,303)	(1,343,687)
Total Investment Income	16,465,057	35,506,688

Expenses
Adviser fees	3,680,964	9,932,084
Administrative service fees	217,915	388,526
Audit and legal fees	32,471	39,689
Custody fees	23,084	214,591
Distribution expenses Class A	594,378	3,953,288
Insurance expenses	8,181	13,063
Printing and postage expenses Class A	82,426	564,345
Printing and postage expenses Institutional Class	22,668	811
SEC and state registration expenses	55,706	75,263
Transfer agent fees Class A	371,794	2,025,044
Transfer agent fees Institutional Class	94,406	1,946
Trustees’ fees	27,799	46,680
Other expenses	15,424	35,354
Total Expenses Before Reimbursement	5,227,216	17,290,684
Less:
Reimbursement from adviser	–	(14,000)
Total Net Expenses	5,227,216	17,276,684

Net Investment Income/(Loss)	11,237,841	18,230,004
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	43,955,517	40,203,586
Distributions of realized capital gains from affiliated investments	1	4
Written option contracts	–	–
Futures contracts	–	(121,230)
Foreign currency and forward contract transactions	–	81,600
Swap agreements	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	(44,368,818)	4,639,481
Futures contracts	–	17,089,227
Foreign currency transactions	–	10,305
Net Realized and Unrealized Gains/(Losses)	(413,300)	61,902,973

Net Increase/(Decrease) in Net Assets Resulting From Operations	$10,824,541	$80,132,977

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund

$500,539	$1,042,189	$–	$–	$344,776	$20,754
46,370,514	32,032,444	399,219	1,758,344	15,426,663	820,322
–	–	64,736,280	–	–	–
–	708,964	–	142,571	564,389	–
211,599	74,039	–	2,392	6,708	–
24,583	32,882	–	5,938	32,494	–
–	–	–	–	–	–
47,107,235	33,890,518	65,135,499	1,909,245	16,375,030	841,076

2,910,371	2,834,714	6,229,579	436,824	2,379,199	2,104,350
207,464	220,769	353,098	89,743	218,237	146,113
32,350	32,697	37,253	27,776	32,614	29,951
21,258	30,742	36,328	10,215	32,379	34,643
1,283,812	978,095	3,650,308	19,728	466,196	516,214
8,020	8,299	11,645	4,756	8,326	6,383
145,436	114,206	183,874	8,274	134,930	274,095
32,327	15,811	8,972	433	29,719	564
56,665	64,139	75,549	28,073	99,876	95,197
491,971	397,056	540,794	58,628	438,042	722,247
135,128	64,137	37,259	532	124,896	1,620
26,007	27,505	48,740	5,986	27,571	18,819
34,555	35,182	81,744	14,726	38,827	18,445
5,385,364	4,823,352	11,295,143	705,694	4,030,812	3,968,641

–	–	–	(34,078)	–	(3,125,225)
5,385,364	4,823,352	11,295,143	671,616	4,030,812	843,416

41,721,871	29,067,166	53,840,356	1,237,629	12,344,218	(2,340)

(6,567,485)	6,128,212	1,590,457	989,085	2,802,628	2,340
1	1	–	1	2	–
–	–	–	4,802	34,017	–
–	(1,885,395)	–	69,617	(2,301,430)	–
–	–	–	–	–	–
642,777	–	–	–	–	–

(41,710,671)	(27,221,304)	(13,109,693)	11,900	(5,002,254)	–
–	423,513	–	15,230	417,932	–
–	–	–	–	–	–
(47,635,378)	(22,554,973)	(11,519,236)	1,090,635	(4,049,105)	2,340

$(5,913,507)	$6,512,193	$42,321,120	$2,328,264	$8,295,113	$–

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2015	10/31/2014	10/31/2015	10/31/2014
Operations
Net investment income/(loss)	$2,434,138	$2,684,168	$16,083,224	$15,611,555
Net realized gains/(losses)	56,365,464	62,631,391	105,196,673	89,768,329
Change in net unrealized appreciation/(depreciation)	(35,718,501)	1,951,227	(78,206,378)	36,166,245
Net Change in Net Assets Resulting From Operations	23,081,101	67,266,786	43,073,519	141,546,129
Distributions to Shareholders
From net investment income Class A	(3,667,967)	(4,806,424)	(19,351,593)	(18,478,712)
From net investment income Institutional Class	(1,006,360)	(1,093,793)	(1,721,944)	(1,621,868)
Total From Net Investment Income	(4,674,327)	(5,900,217)	(21,073,537)	(20,100,580)
From net realized gains Class A	(47,727,584)	(23,324,492)	(74,364,014)	(51,681,360)
From net realized gains Institutional Class	(7,609,788)	(3,602,729)	(5,030,910)	(3,552,646)
Total From Net Realized Gains	(55,337,372)	(26,927,221)	(79,394,924)	(55,234,006)
Total Distributions to Shareholders	(60,011,699)	(32,827,438)	(100,468,461)	(75,334,586)
Capital Stock Transactions

Class A
Sold	91,090,948	80,847,050	203,613,424	203,534,933
Distributions reinvested	51,331,733	28,108,547	93,483,608	69,954,044
Redeemed	(65,890,573)	(63,308,597)	(175,346,044)	(147,562,776)
Total Class A Capital Stock Transactions	76,532,108	45,647,000	121,750,988	125,926,201

Institutional Class
Sold	19,583,880	21,530,951	17,044,428	20,583,578
Distributions reinvested	8,616,144	4,696,519	6,751,598	5,172,711
Redeemed	(15,326,153)	(13,480,582)	(14,941,479)	(17,404,664)
Total Institutional Class Capital Stock Transactions	12,873,871	12,746,888	8,854,547	8,351,625
Capital Stock Transactions	89,405,979	58,393,888	130,605,535	134,277,826

Net Increase/(Decrease) in Net Assets	52,475,381	92,833,236	73,210,593	200,489,369
Net Assets, Beginning of Period	799,842,887	707,009,651	1,866,935,247	1,666,445,878
Net Assets, End of Period	$852,318,268	$799,842,887	$1,940,145,840	$1,866,935,247
Accumulated Undistributed Net Investment Income/(Loss)	$(1,250,771)	$(587,926)	$3,988,570	$6,360,803

Capital Stock Share Transactions

Class A shares
Sold	6,452,111	5,658,305	14,761,901	14,778,681
Distributions reinvested	3,753,313	2,056,759	6,924,657	5,266,611
Redeemed	(4,675,388)	(4,422,249)	(12,727,702)	(10,694,718)
Total Class A shares	5,530,036	3,292,815	8,958,856	9,350,574

Institutional Class shares
Sold	1,395,897	1,494,618	1,228,399	1,479,954
Distributions reinvested	623,696	339,999	495,813	386,100
Redeemed	(1,077,317)	(934,697)	(1,079,077)	(1,247,499)
Total Institutional Class shares	942,276	899,920	645,135	618,555

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Balanced Income Plus Fund		Opportunity Income Plus Fund
10/31/2015	10/31/2014	10/31/2015	10/31/2014	10/31/2015	10/31/2014	10/31/2015	10/31/2014

$23,027,099	$22,287,591	$11,943,262	$12,380,282	$7,027,606	$4,749,583	$15,187,352	$11,358,867
81,964,874	62,560,142	21,052,354	20,075,905	13,747,391	12,003,182	176,132	2,458,944
(70,275,319)	33,991,233	(22,949,915)	10,059,661	(14,594,923)	791,919	(13,402,357)	(1,134,896)
34,716,654	118,838,966	10,045,701	42,515,848	6,180,074	17,544,684	1,961,127	12,682,915

(23,392,724)	(24,407,533)	(12,150,961)	(12,772,354)	(5,268,715)	(3,219,071)	(9,931,225)	(8,314,037)
(1,715,991)	(1,495,196)	(690,166)	(665,555)	(1,467,729)	(1,150,336)	(5,264,909)	(3,058,052)
(25,108,715)	(25,902,729)	(12,841,127)	(13,437,909)	(6,736,444)	(4,369,407)	(15,196,134)	(11,372,089)
(53,981,872)	(38,605,041)	(15,836,610)	(14,970,639)	(10,119,356)	(18,145,078)	–	–
(2,945,410)	(1,893,402)	(701,253)	(646,072)	(2,477,501)	(5,847,754)	–	–
(56,927,282)	(40,498,443)	(16,537,863)	(15,616,711)	(12,596,857)	(23,992,832)	–	–
(82,035,997)	(66,401,172)	(29,378,990)	(29,054,620)	(19,333,301)	(28,362,239)	(15,196,134)	(11,372,089)

180,529,384	199,263,548	77,229,759	85,781,969	34,595,508	60,943,414	43,915,819	72,325,455
76,940,106	62,589,168	27,743,255	27,495,954	15,095,541	20,980,745	9,024,813	7,499,269
(189,870,162)	(169,169,132)	(101,351,851)	(96,020,081)	(28,373,073)	(19,460,728)	(50,129,080)	(38,126,980)
67,599,328	92,683,584	3,621,163	17,257,842	21,317,976	62,463,431	2,811,552	41,697,744

27,111,684	20,514,794	11,789,103	5,792,806	3,484,041	1,361,032	66,501,319	101,695,367
4,618,017	3,350,959	1,382,501	1,302,072	3,952,415	6,982,159	5,072,970	2,971,104
(10,067,678)	(12,672,206)	(7,092,128)	(7,042,510)	(5,477,087)	(5,359,841)	(38,025,572)	(16,798,837)
21,662,023	11,193,547	6,079,476	52,368	1,959,369	2,983,350	33,548,717	87,867,634
89,261,351	103,877,131	9,700,639	17,310,210	23,277,345	65,446,781	36,360,269	129,565,378

41,942,008	156,314,925	(9,632,650)	30,771,438	10,124,118	54,629,226	23,125,262	130,876,204
1,772,779,258	1,616,464,333	763,709,393	732,937,955	277,042,908	222,413,682	384,110,187	253,233,983
$1,814,721,266	$1,772,779,258	$754,076,743	$763,709,393	$287,167,026	$277,042,908	$407,235,449	$384,110,187
$(62,229)	$731,018	$71,945	$533,396	$(26,287)	$187,275	$33,060	$62,519

13,883,003	15,363,790	6,435,798	7,149,045	2,652,885	4,558,822	4,286,912	6,941,658
6,018,298	4,945,198	2,339,667	2,333,146	1,181,443	1,640,856	881,478	721,418
(14,629,220)	(13,023,385)	(8,463,636)	(8,004,868)	(2,184,682)	(1,459,524)	(4,891,551)	(3,672,071)
5,272,081	7,285,603	311,829	1,477,323	1,649,646	4,740,154	276,839	3,991,005

2,084,258	1,577,450	983,172	481,104	268,447	102,608	6,477,336	9,831,331
360,363	263,493	116,290	110,000	309,641	546,710	495,794	285,502
(772,708)	(969,883)	(594,313)	(585,801)	(422,075)	(401,395)	(3,737,999)	(1,623,003)
1,671,913	871,060	505,149	5,303	156,013	247,923	3,235,131	8,493,830

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Emerging Markets Equity Fund		Small Cap Stock Fund
For the periods ended	10/31/2015	10/31/2014	10/31/2015	10/31/2014
Operations
Net investment income/(loss)	$100,615	$195,483	$414,726	$(97,817)
Net realized gains/(losses)	(1,177,591)	(352,394)	37,646,306	39,112,128
Change in net unrealized appreciation/(depreciation)	(1,202,686)	(1,223,195)	(35,006,354)	(7,574,769)
Net Change in Net Assets Resulting From Operations	(2,279,662)	(1,380,106)	3,054,678	31,439,542
Distributions to Shareholders
From net investment income Class A	(171,330)	(143,213)	–	–
From net investment income Institutional Class	(12,050)	(13,647)	–	–
Total From Net Investment Income	(183,380)	(156,860)	–	–
From net realized gains Class A	–	–	(28,063,939)	(1,983,524)
From net realized gains Institutional Class	–	–	(8,677,622)	(551,563)
Total From Net Realized Gains	–	–	(36,741,561)	(2,535,087)
Total Distributions to Shareholders	(183,380)	(156,860)	(36,741,561)	(2,535,087)
Capital Stock Transactions

Class A
Sold	2,273,645	2,098,128	15,671,278	10,621,358
Issued in connection with merger	–	–	102,944,746	–
Distributions reinvested	170,774	142,696	27,858,973	1,969,702
Redeemed	(3,194,728)	(2,667,214)	(37,167,763)	(29,681,741)
Total Class A Capital Stock Transactions	(750,309)	(426,390)	109,307,234	(17,090,681)

Institutional Class
Sold	21,943	20,762	3,723,870	5,416,212
Issued in connection with merger	–	–	16,448,200	–
Distributions reinvested	12,050	13,647	8,601,863	545,887
Redeemed	(156,243)	(371,383)	(11,997,188)	(2,891,606)
Total Institutional Class Capital Stock Transactions	(122,250)	(336,974)	16,776,745	3,070,493
Capital Stock Transactions	(872,559)	(763,364)	126,083,979	(14,020,188)

Net Increase/(Decrease) in Net Assets	(3,335,601)	(2,300,330)	92,397,096	14,884,267
Net Assets, Beginning of Period	13,322,121	15,622,451	350,629,824	335,745,557
Net Assets, End of Period	$9,986,520	$13,322,121	$443,026,920	$350,629,824
Accumulated Undistributed Net Investment Income/(Loss)	$84,901	$180,501	$127,025	$(97,003)

Capital Stock Share Transactions

Class A shares
Sold	268,210	209,685	833,226	548,495
Issued in connection with merger	–	–	5,555,223	–
Distributions reinvested	19,653	14,059	1,565,974	105,378
Redeemed	(378,697)	(267,212)	(1,994,458)	(1,536,133)
Total Class A shares	(90,834)	(43,468)	5,959,965	(882,260)

Institutional Class shares
Sold	2,539	2,127	172,976	244,664
Issued in connection with merger	–	–	764,363	–
Distributions reinvested	1,396	1,345	417,769	25,729
Redeemed	(18,145)	(36,679)	(556,550)	(132,064)
Total Institutional Class shares	(14,210)	(33,207)	798,558	138,329

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Mid Cap Stock Fund		Partner Worldwide Allocation Fund		Large Cap Growth Fund		Large Cap Value Fund
10/31/2015	10/31/2014	10/31/2015	10/31/2014	10/31/2015	10/31/2014	10/31/2015	10/31/2014

$2,144,373	$4,105,869	$16,222,227	$16,584,681	$(547,363)	$25,271	$11,237,841	$10,139,234
138,101,468	128,307,292	(1,616,237)	52,942,648	34,112,651	48,892,199	43,955,518	45,998,513
(92,361,963)	8,668,049	(30,311,303)	(72,387,620)	40,571,647	27,847,560	(44,368,818)	34,310,755
47,883,878	141,081,210	(15,705,313)	(2,860,291)	74,136,935	76,765,030	10,824,541	90,448,502

(1,522,843)	–	(3,444,161)	(3,036,760)	–	(79,236)	(2,222,529)	(1,977,572)
(1,521,511)	(1,030,040)	(15,490,719)	(13,766,689)	(13,643)	(1,057,522)	(7,640,908)	(6,786,427)
(3,044,354)	(1,030,040)	(18,934,880)	(16,803,449)	(13,643)	(1,136,758)	(9,863,437)	(8,763,999)
(75,530,082)	–	–	–	(3,062,287)	–	(8,028,586)	–
(27,337,807)	–	–	–	(6,375,893)	–	(19,057,649)	–
(102,867,889)	–	–	–	(9,438,180)	–	(27,086,235)	–
(105,912,243)	(1,030,040)	(18,934,880)	(16,803,449)	(9,451,823)	(1,136,758)	(36,949,672)	(8,763,999)

29,915,145	24,470,926	18,208,299	19,155,874	37,743,770	21,233,691	23,154,735	23,523,468
297,889,729	–	–	–	–	–	–	–
76,263,527	–	3,389,926	2,990,535	3,019,873	78,226	9,980,502	1,925,974
(78,387,255)	(66,650,007)	(25,149,514)	(21,057,688)	(24,982,136)	(21,310,295)	(31,479,441)	(26,771,050)
325,681,146	(42,179,081)	(3,551,289)	1,088,721	15,781,507	1,622	1,655,796	(1,321,608)

6,871,477	11,738,572	6,791,697	40,952,542	141,036,582	4,146,962	59,860,067	54,954,267
20,677,412	–	–	–	–	–	–	–
28,744,076	1,025,398	15,410,048	13,708,356	6,373,950	1,051,557	26,566,722	6,764,529
(16,248,958)	(83,800,453)	(6,449,284)	(59,145,656)	(21,570,232)	(2,857,236)	(49,030,680)	(66,480,255)
40,044,007	(71,036,483)	15,752,461	(4,484,758)	125,840,300	2,341,283	37,396,109	(4,761,459)
365,725,153	(113,215,564)	12,201,172	(3,396,037)	141,621,807	2,342,905	39,051,905	(6,083,067)

307,696,788	26,835,606	(22,439,021)	(23,059,777)	206,306,919	77,971,177	12,926,774	75,601,436
942,225,323	915,389,717	830,075,463	853,135,240	521,827,055	443,855,878	799,156,339	723,554,903
$1,249,922,111	$942,225,323	$807,636,442	$830,075,463	$728,133,974	$521,827,055	$812,083,113	$799,156,339
$1,926,651	$2,770,224	$14,144,656	$16,052,412	$(622,485)	$(76,209)	$7,888,379	$7,663,367

1,386,745	1,092,657	1,833,237	1,860,355	4,444,358	2,748,186	1,149,134	1,198,577
14,358,787	–	–	–	–	–	–	–
3,653,853	–	352,750	291,760	372,349	10,417	496,682	99,843
(3,633,831)	(2,979,200)	(2,550,600)	(2,041,616)	(2,936,275)	(2,755,946)	(1,564,922)	(1,354,948)
15,765,554	(1,886,543)	(364,613)	110,499	1,880,432	2,657	80,894	(56,528)

289,163	488,893	669,805	3,879,636	15,330,221	500,198	2,939,704	2,778,169
909,779	–	–	–	–	–	–	–
1,255,645	44,103	1,598,553	1,332,202	727,595	130,304	1,311,602	349,407
(692,706)	(3,325,855)	(644,227)	(5,543,699)	(2,320,032)	(339,594)	(2,425,795)	(3,285,113)
1,761,881	(2,792,859)	1,624,131	(331,861)	13,737,784	290,908	1,825,511	(157,537)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Large Cap Stock Fund		High Yield Fund
For the periods ended	10/31/2015	10/31/2014	10/31/2015	10/31/2014
Operations
Net investment income/(loss)	$18,230,004	$15,571,973	$41,721,871	$44,994,698
Net realized gains/(losses)	40,163,960	164,739,852	(5,924,707)	9,849,883
Change in net unrealized appreciation/(depreciation)	21,739,013	9,361,757	(41,710,671)	(17,659,038)
Net Change in Net Assets Resulting From Operations	80,132,977	189,673,582	(5,913,507)	37,185,543
Distributions to Shareholders
From net investment income Class A	(14,720,739)	(6,268,961)	(27,573,722)	(30,537,625)
From net investment income Institutional Class	(2,349,319)	(1,586,063)	(13,984,687)	(14,633,598)
Total From Net Investment Income	(17,070,058)	(7,855,024)	(41,558,409)	(45,171,223)
From net realized gains Class A	(132,446,097)	(138,540,203)	–	–
From net realized gains Institutional Class	(14,476,717)	(17,159,773)	–	–
Total From Net Realized Gains	(146,922,814)	(155,699,976)	–	–
Total Distributions to Shareholders	(163,992,872)	(163,555,000)	(41,558,409)	(45,171,223)
Capital Stock Transactions

Class A
Sold	51,154,677	41,209,016	36,970,979	53,000,114
Issued in connection with merger	10,914,181	–	–	–
Distributions reinvested	145,125,104	142,400,267	19,890,164	22,121,205
Redeemed	(165,306,148)	(168,560,029)	(75,679,777)	(69,655,325)
Total Class A Capital Stock Transactions	41,887,814	15,049,254	(18,818,634)	5,465,994

Institutional Class
Sold	6,727,810	3,950,581	80,542,470	38,981,387
Issued in connection with merger	455,444	–	–	–
Distributions reinvested	16,737,878	18,652,382	13,136,989	14,249,742
Redeemed	(2,343,499)	(44,908,170)	(88,557,672)	(45,037,614)
Total Institutional Class Capital Stock Transactions	21,577,633	(22,305,207)	5,121,787	8,193,515
Capital Stock Transactions	63,465,447	(7,255,953)	(13,696,847)	13,659,509

Net Increase/(Decrease) in Net Assets	(20,394,448)	18,862,629	(61,168,763)	5,673,829
Net Assets, Beginning of Period	1,768,188,811	1,749,326,182	786,331,932	780,658,103
Net Assets, End of Period	$1,747,794,363	$1,768,188,811	$725,163,169	$786,331,932
Accumulated Undistributed Net Investment Income/(Loss)	$13,262,095	$13,206,191	$(298,541)	$(97,150)

Capital Stock Share Transactions

Class A shares
Sold	1,961,041	1,525,975	7,554,705	10,344,996
Issued in connection with merger	431,886	–	–	–
Distributions reinvested	5,760,184	5,618,149	4,075,675	4,324,814
Redeemed	(6,325,538)	(6,221,856)	(15,498,759)	(13,613,988)
Total Class A shares	1,827,573	922,268	(3,868,379)	1,055,822

Institutional Class shares
Sold	258,813	145,997	16,506,227	7,607,073
Issued in connection with merger	17,864	–	–	–
Distributions reinvested	658,152	728,490	2,690,739	2,784,408
Redeemed	(88,488)	(1,599,571)	(18,254,035)	(8,825,955)
Total Institutional Class shares	846,341	(725,084)	942,931	1,565,526

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Income Fund		Municipal Bond Fund		Government Bond Fund		Limited Maturity Bond Fund
10/31/2015	10/31/2014	10/31/2015	10/31/2014	10/31/2015	10/31/2014	10/31/2015	10/31/2014

$29,067,166	$30,055,181	$53,840,356	$54,192,406	$1,237,629	$1,421,065	$12,344,218	$13,520,655
4,242,818	14,365,460	1,590,457	(3,057,599)	1,063,505	299,149	535,217	(4,159,967)
(26,797,791)	3,472,669	(13,109,693)	67,579,342	27,130	1,123,062	(4,584,322)	2,658,115
6,512,193	47,893,310	42,321,120	118,714,149	2,328,264	2,843,276	8,295,113	12,018,803

(12,755,357)	(14,043,704)	(49,769,743)	(50,580,657)	(135,587)	(143,364)	(5,105,964)	(5,436,026)
(16,024,450)	(15,906,315)	(3,864,669)	(3,559,297)	(1,099,914)	(1,277,701)	(7,197,140)	(7,817,543)
(28,779,807)	(29,950,019)	(53,634,412)	(54,139,954)	(1,235,501)	(1,421,065)	(12,303,104)	(13,253,569)
(1,808,136)	–	–	–	(39,437)	(155,198)	–	(2,334,163)
(1,939,607)	–	–	–	(254,474)	(1,073,256)	–	(2,665,218)
(3,747,743)	–	–	–	(293,911)	(1,228,454)	–	(4,999,381)
(32,527,550)	(29,950,019)	(53,634,412)	(54,139,954)	(1,529,412)	(2,649,519)	(12,303,104)	(18,252,950)

29,273,133	23,661,650	131,574,439	125,492,609	9,365,094	5,451,092	205,770,896	152,227,958
–	–	–	–	–	–	–	–
12,604,472	12,045,540	41,889,434	42,300,943	168,965	291,613	4,903,933	7,522,091
(60,279,172)	(63,555,320)	(145,715,577)	(179,255,251)	(5,010,020)	(4,669,500)	(194,607,739)	(212,224,232)
(18,401,567)	(27,848,130)	27,748,296	(11,461,699)	4,524,039	1,073,205	16,067,090	(52,474,183)

80,527,040	80,664,707	37,739,390	29,156,015	17,819,196	5,009,256	109,954,671	112,052,848
–	–	–	–	–	–	–	–
17,439,399	15,580,951	3,528,277	3,274,181	1,344,959	2,333,993	7,092,846	10,342,968
(92,341,159)	(70,453,105)	(29,152,600)	(31,016,566)	(34,695,667)	(13,849,761)	(225,830,410)	(99,888,669)
5,625,280	25,792,553	12,115,067	1,413,630	(15,531,512)	(6,506,512)	(108,782,893)	22,507,147
(12,776,287)	(2,055,577)	39,863,363	(10,048,069)	(11,007,473)	(5,433,307)	(92,715,803)	(29,967,036)

(38,791,644)	15,887,714	28,550,071	54,526,126	(10,208,621)	(5,239,550)	(96,723,794)	(36,201,183)
838,673,299	822,785,585	1,543,534,077	1,489,007,951	102,773,623	108,013,173	827,497,436	863,698,619
$799,881,655	$838,673,299	$1,572,084,148	$1,543,534,077	$92,565,002	$102,773,623	$730,773,642	$827,497,436
$273,430	$(105,891)	$240,907	$34,963	$(3,413)	$(5,541)	$94,870	$88,070

3,180,804	2,561,686	11,293,944	10,934,515	925,986	547,101	16,547,966	12,207,434
–	–	–	–	–	–	–	–
1,372,016	1,306,237	3,596,858	3,704,883	16,698	29,595	394,388	603,987
(6,591,845)	(6,918,699)	(12,531,266)	(15,796,787)	(495,114)	(470,500)	(15,652,771)	(17,016,609)
(2,039,025)	(3,050,776)	2,359,536	(1,157,389)	447,570	106,196	1,289,583	(4,205,188)

8,805,558	8,750,066	3,241,260	2,550,119	1,758,824	500,356	8,853,249	8,985,136
–	–	–	–	–	–	–	–
1,900,342	1,689,886	302,991	286,698	132,786	236,480	570,427	830,627
(10,135,634)	(7,670,204)	(2,510,881)	(2,726,484)	(3,419,685)	(1,396,827)	(18,200,738)	(8,013,762)
570,266	2,769,748	1,033,370	110,333	(1,528,075)	(659,991)	(8,777,062)	1,802,001

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Money Market Fund
For the periods ended	10/31/2015	10/31/2014
Operations
Net investment income/(loss)	$(2,340)	$(12,823)
Net realized gains/(losses)	2,340	12,823
Net Change in Net Assets Resulting From Operations	–	–
Distributions to Shareholders
Total Distributions to Shareholders	–	–
Capital Stock Transactions

Class A
Sold	582,002,487	568,621,646
Redeemed	(595,223,839)	(614,890,853)
Total Class A Capital Stock Transactions	(13,221,352)	(46,269,207)

Institutional Class
Sold	9,118,627	3,837,409
Redeemed	(4,979,553)	(4,147,378)
Total Institutional Class Capital Stock Transactions	4,139,074	(309,969)
Capital Stock Transactions	(9,082,278)	(46,579,176)

Net Increase/(Decrease) in Net Assets	(9,082,278)	(46,579,176)
Net Assets, Beginning of Period	428,967,912	475,547,088
Net Assets, End of Period	$419,885,634	$428,967,912
Accumulated Undistributed Net Investment Income/(Loss)	$–	$–

Capital Stock Share Transactions

Class A shares
Sold	582,002,485	568,621,644
Redeemed	(595,223,837)	(614,890,852)
Total Class A shares	(13,221,352)	(46,269,208)

Institutional Class shares
Sold	9,118,627	3,837,409
Redeemed	(4,979,553)	(4,147,378)
Total Institutional Class shares	4,139,074	(309,969)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-one separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation funds, four income plus funds, seven equity funds, five fixed-income funds and one money market fund. Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

(A) Mergers – At meetings held on August 14, 2015 and August 20, 2015, shareholders of Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, and Thrivent Natural Resources Fund (the “Target Funds”) approved the merger of the Target Funds into the Funds shown below (the “Acquiring Funds”).

Target Funds		Acquiring Funds
Partner Small Cap Growth	>	Small Cap Stock
Partner Small Cap Value	>	Small Cap Stock
Mid Cap Growth	>	Mid Cap Stock
Partner Mid Cap Value	>	Mid Cap Stock
Natural Resources	>	Large Cap Stock

The mergers occurred at the close of business on August 28, 2015. Acquisition of the assets and liabilities of the Target Funds by the Acquiring Funds were followed by the distribution of the Acquiring Funds’ shares to the Target Funds’ shareholders. The shares issued of the Acquiring Funds are disclosed in the Statement of Changes in Net Assets.

The mergers were accomplished by tax free exchanges as detailed below:

Fund	Description	Net Assets as of August 28, 2015
Small Cap Stock	Acquiring Fund	$341,632,324
Partner Small Cap Growth	Target Fund	$17,008,339
Partner Small Cap Value	Target Fund	$102,384,607
Small Cap Stock	After Acquisition	$461,025,270
Mid Cap Stock	Acquiring Fund	$897,454,060
Mid Cap Growth	Target Fund	$290,801,272
Partner Mid Cap Value	Target Fund	$27,765,869
Mid Cap Stock	After Acquisition	$1,216,021,201
Large Cap Stock	Acquiring Fund	$1,684,824,704
Natural Resources	Target Fund	$11,369,625
Large Cap Stock	After Acquisition	$1,696,194,329

As of August 28, 2015, the net assets of the Target Funds were comprised of the following:

Target Fund	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Capital Stock
Partner Small Cap Growth	$1,800,899	$(176,995)	$72,075	$15,312,360
Partner Small Cap Value	$30,840,549	$414,562	$52,986,554	$18,142,942
Mid Cap Growth	$72,126,041	$(640,530)	$55,322,617	$163,993,144
Partner Mid Cap Value	$(3,081,699)	$911,473	$23,497,442	$6,438,653
Natural Resources	$(6,093,047)	$(23,238)	$(24,733,620)	$42,219,530

The Target Funds’ capital loss carryovers are carried over to the Acquiring Funds. The amounts, if any, and applicable limitations are disclosed in Note (4) Tax Information.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Assuming the mergers had been completed on November 1, 2014 the Acquiring Funds’ pro-forma results of operations for the year ended October 31, 2015 would be the following:

Acquiring Fund	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Small Cap Stock	$(100,624,718)	$1,984,021	$103,912,249	$5,271,552
Mid Cap Stock	$(167,432,539)	$1,195,786	$249,895,238	$83,658,485
Large Cap Stock	$31,789,186	$18,487,868	$21,569,566	$71,846,620

The financial statements reflect the operations of the Acquiring Funds for the period prior to the merger and the combined Funds for the period subsequent to the mergers. Because the combined investment funds have been managed as a single integrated fund since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, and Thrivent Natural Resources Fund that have been included in the Acquiring Funds’ Statement of Operations since the mergers were completed.

(B) Share Classes – As of October 31, 2015, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a lower or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 21 Funds of the Trust offer Class A and Institutional Class shares.

(C) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/ dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the latest bid quotation of the contract as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2015, open U.S.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2012 through 2015. Additionally, as of October 31, 2015, the tax year ended October 31, 2011 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2015, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Balanced Income Plus	Quarterly	Quarterly
Opportunity Income Plus	Daily	Monthly
Partner Emerging Markets Equity	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
High Yield	Daily	Monthly
Income	Daily	Monthly
Municipal Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

(G) Derivative Financial Instruments – Each of the Funds, with the exception of the Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds, with the exception of the Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – All Funds, with the exception of the Money Market Fund, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, with the exception of the Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

Swap Agreements – All Funds, with the exception of the Money Market Fund, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	185,488	–	185,488	185,488	–	–	–
Moderately Aggressive
Allocation
Futures Contracts	292,556	–	292,556	292,556	–	–	–
Moderate Allocation
Futures Contracts	312,266	–	312,266	312,266	–	–	–
Swap Credit Contracts	1,795	–	1,795	–	–	–	1,795	(†)
Moderately Conservative
Allocation
Futures Contracts	141,996	–	141,996	85,396	–	–	56,600	(*)
Balanced Income Plus
Futures Contracts	19,157	–	19,157	4,626	–	–	14,531	(*)
Opportunity Income Plus
Futures Contracts	52,063	–	52,063	3,687	–	–	48,376	(*)
Partner Worldwide Allocation
Futures Contracts	672,418	–	672,418	672,418	–	–	–
Exchange Contracts	558,156	–	558,156	385,548	–	–	172,608	(‡)
Large Cap Stock
Futures Contracts	273,420	–	273,420	273,420	–	–	–
Income
Futures Contracts	183,116	–	183,116	45,700	–	–	137,416	(*)
Government Bond
Futures Contracts	3,437	–	3,437	3,437	–	–	–
Limited Maturity Bond
Futures Contracts	1,515	–	1,515	1,515	–	–	–

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net swap credit contracts amount represents the net amount receivable from the counterparty in the event of a default.
(‡)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	689,394	–	689,394	185,488	–	503,906	–
Moderately Aggressive Allocation
Futures Contracts	1,005,874	–	1,005,874	292,556	–	713,318	–
Securities Lending	738,414	–	738,414	710,649	–	–	27,765	^
Swap Credit Contracts	23,846	–	23,846	–	–	23,846	–
Moderate Allocation
Futures Contracts	531,121	–	531,121	312,266	–	218,855	–
Securities Lending	675,685	–	675,685	654,465	–	–	21,220	^
Moderately Conservative Allocation
Futures Contracts	85,396	–	85,396	85,396	–	–	–
Securities Lending	467,514	–	467,514	451,017	–	–	16,497	^
Balanced Income Plus
Futures Contracts	4,626	–	4,626	4,626	–	–	–
Securities Lending	8,831,966	–	8,831,966	8,624,280	–	–	207,686	^
Swap Credit Contracts	1,947	–	1,947	–	–	1,947	–
Opportunity Income Plus
Futures Contracts	3,687	–	3,687	3,687	–	–	–
Securities Lending	8,644,084	–	8,644,084	8,364,936	–	–	279,148	^
Swap Credit Contracts	259	–	259	–	–	259	–
Small Cap Stock
Securities Lending	36,769,900	–	36,769,900	35,580,049	–	–	1,189,851	^
Mid Cap Stock
Securities Lending	71,928,749	–	71,928,749	70,287,456	–	–	1,641,293	^
Partner Worldwide Allocation
Futures Contracts	698,829	–	698,829	672,418	–	26,411	–
Exchange Contracts	600,285	–	600,285	385,548	–	–	214,737	#
Securities Lending	3,226,844	–	3,226,844	3,093,955	–	–	132,889	^
Large Cap Growth
Futures Contracts	3,019	–	3,019	–	–	3,019	–
Securities Lending	20,126,400	–	20,126,400	20,085,668	–	–	40,732	^
Large Cap Value
Securities Lending	1,205,820	–	1,205,820	1,131,474	–	–	74,346	^
Large Cap Stock
Futures Contracts	358,591	–	358,591	273,420	–	85,171	–
Securities Lending	12,071,792	–	12,071,792	11,898,964	–	–	172,828	^
High Yield
Securities Lending	54,627,809	–	54,627,809	51,910,426	–	–	2,717,383	^
Income
Futures Contracts	45,700	–	45,700	45,700	–	–	–
Securities Lending	12,776,357	–	12,776,357	12,314,050	–	–	462,307	^
Government Bond
Futures Contracts	12,906	–	12,906	3,437	–	9,469	–
Securities Lending	818,750	–	818,750	800,976	–	–	17,774	^
Limited Maturity Bond
Futures Contracts	123,670	–	123,670	1,515	–	122,155	–
Securities Lending	4,701,470	–	4,701,470	4,526,303	–	–	175,167	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable from the counterparty in the event of a default.
#	Net exchange contract amounts represent the net amount payable from the counterparty in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

(H) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

As of October 31, 2015, the value of securities on loan is as follows:

Fund	Securities on Loan
Moderately Aggressive Allocation	$710,649
Moderate Allocation	654,465
Moderately Conservative Allocation	451,017
Balanced Income Plus	8,624,280
Opportunity Income Plus	8,364,936
Small Cap Stock	35,580,049
Mid Cap Stock	70,287,456
Partner Worldwide Allocation	3,093,955
Large Cap Growth	20,085,668
Large Cap Value	1,131,474
Large Cap Stock	11,898,964
High Yield	51,910,426
Income	12,314,050
Government Bond	800,976
Limited Maturity Bond	4,526,303

(J) When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2015, none of the Funds engaged in these types of investments.

(M) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended, October 31, 2015, none of the Funds engaged in these types of transactions.

(N) Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(R) Loss Contingencies – High Yield Fund and Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Fund is named as a defendant in this action, but we do not expect that the Fund’s assets will be subject to a loss contingency.

(S) Litigation – Awards from class action litigation are recorded as realized gains on the payment date.

(T) Recent Accounting Pronouncements –

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has evaluated the impact of this guidance and has determined there to be no impact to financial statement amounts. However, footnote disclosures related to securities lending will be increased to meet the requirements of this guidance.

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

(U) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

Until August 31, 2015, the four Asset Allocation Funds – Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund – paid investment advisory fees for asset allocation services, in addition to a separate advisory fee for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.150%	0.125%	0.100%	0.075%	0.050%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%	0.075%	0.050%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%	0.075%	0.050%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%	0.075%	0.050%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%	0.450%	0.450%

Beginning September 1, 2015, the four Asset Allocation Funds paid one fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.800%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Emerging Markets Equity Fund

Effective February 26, 2015, the Adviser has entered into a subadvisory agreement for the performance of subadvisory services with Aberdeen Asset Managers Limited (“Aberdeen”). The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% for the next $50 million and 0.68% for assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Worldwide Allocation Portfolio; each a series of Thrivent Series Fund, Inc., the shares of which are only available for purchase by separate accounts of and retirement plans sponsored by Thrivent Financial, and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Until February 26, 2015, the Adviser paid DuPont Capital Management Corporation (“DuPont Capital”) an annual subadvisory fee for the performance of subadvisory services. The fee payable for DuPont Capital was equal to 0.72% of the first $50 million of average daily net assets and 0.68% for assets over $50 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio were included in determining breakpoints for the assets managed by DuPont Capital.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”) and Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Emerging Markets Equity Fund, and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

Effective February 26, 2015, the Adviser terminated the subadvisory agreements with DuPont Capital. Until February 26, 2015, the fee payable for DuPont Capital was equal to 0.72% of the first $50 million of average daily net assets and

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

0.68% of average daily net assets over $50 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Fund were included in determining breakpoints for the assets managed by Dupont Capital.

(C) Expense Reimbursements – For the period ended October 31, 2015, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class	Expiration Date
Money Market*	0.20%	0.10%	2/28/2016

*

Thrivent Asset Management has voluntarily agreed to reimburse certain class-specific and fund level expenses of Thrivent Money Market Fund to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund.

For the period ended October 31, 2015, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Opportunity Income Plus	0.85%	N/A	2/28/2016
Partner Emerging Markets Equity	1.65%	1.32%	2/28/2016
Partner Worldwide Allocation	1.40%	N/A	2/28/2016
Large Cap Growth	1.20%	N/A	2/28/2016
Government Bond	0.90%	N/A	2/28/2016

In connection with the fund mergers which occurred on August 28, 2015, Thrivent Asset Management voluntarily agreed to reimburse advisory fees to the surviving fund equal to the amount of estimated commission costs expected to take place after the merger was complete. The reimbursed amounts were $126,900 and $14,000 for Thrivent Mid Cap Stock and Thrivent Large Cap Stock, respectively.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund, Money Market Fund and Thrivent Cash Management Trust. During the year ended October 31, 2015, no Funds invested in High Yield Fund or Money Market Fund. During the year ended October 31, 2015, all funds except Municipal Bond Fund and Money Market Fund invested in Thrivent Cash Management Trust. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee that is charged to the asset allocation, equity, hybrid or fixed income fund for its investment in High Yield Fund and Money Market Fund.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust's distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the year ended October 31, 2015, Thrivent Investment Mgt. received $12,681,519 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended October 31, 2015, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $4,573,504 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide transfer agency and dividend payment services necessary to the Funds on a per-account basis. For the year ended October 31, 2015, Thrivent Investor Services received $14,123,277 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $263,832 in fees from the Trust for the year ended October 31, 2015. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$1,577,344	($4,088,448)	$2,511,104
Moderately Aggressive Allocation	2,618,080	(7,618,078)	4,999,998
Moderate Allocation	1,288,369	(5,261,512)	3,973,143
Moderately Conservative Allocation	436,414	(1,936,413)	1,499,999
Balanced Income Plus	(504,724)	(233,806)	738,530
Opportunity Income Plus	(20,677)	20,677	–
Partner Emerging Markets Equity	(12,835)	12,835	–
Small Cap Stock	(428,265)	(54,613,389)	55,041,654
Mid Cap Stock	(214,535)	(82,368,224)	82,582,759
Partner Worldwide Allocation	804,897	(804,897)	–
Large Cap Growth	14,730	(14,730)	–
Large Cap Value	(1,149,392)	(1,350,586)	2,499,978
Large Cap Stock	(1,080,804)	19,461,534	(18,380,730)
High Yield	(364,853)	364,853	–
Income	91,962	(91,962)	–
Limited Maturity Bond	(34,314)	34,314	–
Money Market	2,340	(2,340)	–

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long- Term Capital Gain
Aggressive Allocation	$5,332,813	$58,783,605
Moderately Aggressive Allocation	13,336,800	104,445,514
Moderate Allocation	6,908,562	75,650,235
Moderately Conservative Allocation	1,556,609	19,499,513
Balanced Income Plus	396,098	13,421,901
Opportunity Income Plus	89,083	–
Partner Emerging Markets Equity	92,501	–
Small Cap Stock	779,400	36,028,674
Mid Cap Stock	2,227,689	135,812,837
Partner Worldwide Allocation	16,759,245	–
Large Cap Growth	–	36,449,728
Large Cap Value	8,012,735	41,968,798
Large Cap Stock	14,358,128	59,673,002
High Yield	120,371	–
Income	73,004	3,613,388
Municipal Bond[b]	508,912	–
Government Bond	639,675	434,169
Limited Maturity Bond	79,728	–

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.
b	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2015, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Opportunity Income Plus	$5,032,660	2017

Partner Emerging Markets Equity	1,600,228	Unlimited

Partner Worldwide Allocation	43,008,882	2016
	6,799,658	2017

	3,208,654	Unlimited

	53,017,194

Large Cap Growth	1,041,797	2016

Large Cap Stock	8,016,287	Unlimited

High Yield	5,236,142	2016
	30,243,630	2017
	5,758,059	Unlimited

	41,237,831

Municipal Bond	9,502,691	Unlimited

Limited Maturity Bond	2,737,781	Unlimited

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code. Unlimited capital loss carryovers will be utilized before capital loss carryovers with expiration dates.

The capital loss carryovers attributable to Large Cap Stock Fund were obtained as a result of the reorganization, as described in Note (1)(A), with Natural Resources Fund in August 2015. These losses are limited under the Internal Revenue Code as to future utilization. In addition to the

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

capital loss carryovers noted above, $5,523,172 of capital loss carryovers from Natural Resources Fund expired during the fiscal year 2015.

During the fiscal year 2015, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Opportunity Income Plus	$235,590
Large Cap Growth	1,041,797
Municipal Bond	1,590,457
Limited Maturity Bond	933,925

The following funds deferred, on a tax basis, the following Late Year Ordinary Losses:

Fund	Ordinary Losses
Aggressive Allocation	$1,300,000
Large Cap Growth	527,851

These amounts are deferred for tax purposes, and are deemed to occur on the first day of the following fiscal year.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

The tax character of distributions paid during the years ended October 31, 2015 and 2014 was as follows:

	Tax-Exempt Income		Ordinary Income[a]		Long-Term Capital Gain
Fund	10/31/2015	10/31/2014	10/31/2015	10/31/2014	10/31/2015	10/31/2014
Aggressive Allocation	$ –	$ –	$11,863,700	$14,806,755	$48,147,999	$18,020,683
Moderately Aggressive Allocation	–	–	34,660,059	38,919,943	65,808,402	36,414,643
Moderate Allocation	–	–	37,352,320	38,960,339	44,683,677	27,440,833
Moderately Conservative Allocation	–	–	17,301,554	16,837,561	12,077,436	12,217,059
Balanced Income Plus	–	–	9,178,085	13,993,221	10,155,216	14,369,018
Opportunity Income Plus	–	–	15,196,134	11,372,089	–	–
Partner Emerging Markets Equity	–	–	183,380	156,860	–	–
Small Cap Stock	–	–	4,356,331	–	32,385,230	2,535,087
Mid Cap Stock	–	–	3,044,354	1,030,040	102,867,889	–
Partner Worldwide Allocation	–	–	18,934,880	16,803,449	–	–
Large Cap Growth	–	–	13,622	1,136,758	9,438,201	–
Large Cap Value	–	–	9,863,437	8,763,999	27,086,235	–
Large Cap Stock	–	–	33,901,603	43,040,554	130,091,269	120,514,446
High Yield	–	–	41,558,409	45,171,223	–	–
Income	–	–	28,779,807	29,950,019	3,747,743	–
Municipal Bond	53,297,012	53,778,904	337,400	361,050	–	–
Government Bond	–	–	1,235,501	1,421,065	293,911	1,228,454
Limited Maturity Bond	–	–	12,303,104	13,253,941	–	4,999,009

(a)	Ordinary income includes income derived from short-term capital gains.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2015, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$361,913	$278,150
Moderately Aggressive Allocation	729,263	614,566
Moderate Allocation	621,413	619,840
Moderately Conservative Allocation	231,431	273,259
Balanced Income Plus	260,721	238,174
Opportunity Income Plus	176,741	146,954
Partner Emerging Markets Equity	13,347	14,338
Small Cap Stock	253,975	276,063
Mid Cap Stock	536,496	617,611
Partner Worldwide Allocation	522,616	514,540
Large Cap Growth	501,582	387,837
Large Cap Value	263,742	241,029
Large Cap Stock	820,247	1,102,294
High Yield	276,101	290,605
Income	358,397	364,791
Municipal Bond	143,322	120,308
Government Bond	5,780	14,047
Limited Maturity Bond	212,446	296,331

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$110,490	$106,876
Moderately Aggressive Allocation	599,654	556,121
Moderate Allocation	1,320,163	1,230,262
Moderately Conservative Allocation	1,134,205	1,100,320
Balanced Income Plus	169,881	169,491
Opportunity Income Plus	498,527	493,482
Partner Worldwide Allocation	35,084	32,220
Income	383,757	381,877
Government Bond	148,322	157,138
Limited Maturity Bond	495,114	489,983

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2015, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund's Net Assets
Moderately Aggressive Allocation	32	0.40%
Moderate Allocation	33	0.68%
Moderately Conservative Allocation	33	1.37%
Balanced Income Plus	4	0.37%
Opportunity Income Plus	9	1.31%
Partner Worldwide Allocation	15	0.56%
High Yield	10	2.81%
Income	3	0.59%
Limited Maturity Bond	34	10.43%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except the Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2015 were as follows:

	Number of Contracts	Premium Amount
Government Bond
Balance at October 31, 2014	–	$ –
Opened	12	5,963
Closed	(12)	(5,963)
Expired	–	–
Exercised	–	–
Balance at October 31, 2015	–	$ –
Limited Maturity Bond
Balance at October 31, 2014	–	$ –
Opened	85	42,241
Closed	(85)	(42,241)
Expired	–	–
Exercised	–	–
Balance at October 31, 2015	–	$ –

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. During the year ended October 31, 2015, Balanced Income Plus Fund and Mid Cap Stock Fund engaged in sale transactions that complied with Rule 17a-7 of the 1940 Act in the amounts of $38,385,493 and $86,621,761, respectively. The sales transactions resulted in net realized gains of $6,612,658 and $16,988,464, respectively.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2015, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Opportunity Income Plus	2,677,217	6.6%
Partner Emerging Markets Equity	657,749	50.4%
Partner Worldwide Allocation	10,986,616	13.2%
Government Bond	3,521,786	38.5%

As of October 31, 2015, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	8,220,621	13.6%
Moderately Aggressive Allocation	8,593,531	6.1%
Balanced Income Plus	3,823,674	17.0%
Income	6,090,784	6.9%

(8) MONEY MARKET FUND REGULATORY REFORM

On July 23, 2014, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940 – which is the primary rule governing the operation of money market funds. In connection with the amendments to Rule 2a-7, the Board of Trustees of Thrivent Money Market Fund (the “Fund”) approved changes to the Fund’s principal investment strategies to allow the Fund to qualify and begin operating as a “government money market fund,” effective February 1, 2016. As such, the Fund will invest at least 99.5% of its total assets in government securities, cash, and repurchase agreements collateralized fully by government securities or cash.

(9) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through December 17, 2015, and, except as already included in the Notes to Financial Statements and in the next paragraph, has determined that no additional items require disclosure.

During November 2015, the Thrivent Asset Allocation Funds, as shareholders of underlying funds of Thrivent Mutual Funds, redeemed $36.8 million from Thrivent Government Bond Fund. The redemption was processed in two transactions with $19.0 million redeemed on November 6, 2015 and $17.8 million redeemed on November 13, 2015. These amounts represented approximately 26% and 32%, respectively, of the net assets of the Fund on those dates.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2015	$14.77	$0.04	$0.33	$0.37	$(0.07)	$(1.02)
Year Ended 10/31/2014	14.15	0.05	1.21	1.26	(0.10)	(0.54)
Year Ended 10/31/2013	11.54	0.07	2.73	2.80	(0.09)	(0.10)
Year Ended 10/31/2012	10.70	0.04	0.85	0.89	(0.05)	–
Year Ended 10/31/2011	10.35	0.07	0.33	0.40	(0.05)	–

Institutional Class Shares
Year Ended 10/31/2015	14.90	0.09	0.35	0.44	(0.13)	(1.02)
Year Ended 10/31/2014	14.27	0.10	1.23	1.33	(0.16)	(0.54)
Year Ended 10/31/2013	11.64	0.12	2.75	2.87	(0.14)	(0.10)
Year Ended 10/31/2012	10.78	0.09	0.86	0.95	(0.09)	–
Year Ended 10/31/2011	10.43	0.11	0.33	0.44	(0.09)	–
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2015	14.17	0.11	0.20	0.31	(0.15)	(0.60)
Year Ended 10/31/2014	13.69	0.12	0.97	1.09	(0.16)	(0.45)
Year Ended 10/31/2013	11.64	0.15	2.16	2.31	(0.17)	(0.09)
Year Ended 10/31/2012	10.83	0.11	0.84	0.95	(0.14)	–
Year Ended 10/31/2011	10.65	0.16	0.17	0.33	(0.15)	–

Institutional Class Shares
Year Ended 10/31/2015	14.29	0.16	0.21	0.37	(0.20)	(0.60)
Year Ended 10/31/2014	13.79	0.17	0.98	1.15	(0.20)	(0.45)
Year Ended 10/31/2013	11.73	0.20	2.17	2.37	(0.22)	(0.09)
Year Ended 10/31/2012	10.92	0.16	0.83	0.99	(0.18)	–
Year Ended 10/31/2011	10.72	0.20	0.18	0.38	(0.18)	–
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2015	13.26	0.16	0.08	0.24	(0.18)	(0.42)
Year Ended 10/31/2014	12.88	0.17	0.73	0.90	(0.20)	(0.32)
Year Ended 10/31/2013	11.55	0.18	1.48	1.66	(0.19)	(0.14)
Year Ended 10/31/2012	10.80	0.16	0.77	0.93	(0.17)	(0.01)
Year Ended 10/31/2011	10.67	0.22	0.13	0.35	(0.22)	–

Institutional Class Shares
Year Ended 10/31/2015	13.29	0.21	0.08	0.29	(0.22)	(0.42)
Year Ended 10/31/2014	12.91	0.21	0.73	0.94	(0.24)	(0.32)
Year Ended 10/31/2013	11.57	0.22	1.49	1.71	(0.23)	(0.14)
Year Ended 10/31/2012	10.82	0.20	0.77	0.97	(0.21)	(0.01)
Year Ended 10/31/2011	10.69	0.26	0.13	0.39	(0.26)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.09)	$14.05	2.78%	$732.0	0.92%	0.23%	0.96%	0.19%	51%
(0.64)	14.77	9.34%	687.6	0.81%	0.30%	0.81%	0.30%	51%
(0.19)	14.15	24.64%	612.4	0.81%	0.52%	0.82%	0.51%	44%
(0.05)	11.54	8.42%	494.3	0.82%	0.33%	0.86%	0.29%	66%
(0.05)	10.70	3.87%	462.1	0.75%	0.64%	0.89%	0.51%	72%

(1.15)	14.19	3.21%	120.3	0.49%	0.65%	0.54%	0.61%	51%
(0.70)	14.90	9.73%	112.3	0.41%	0.70%	0.41%	0.70%	51%
(0.24)	14.27	25.11%	94.6	0.40%	0.96%	0.40%	0.96%	44%
(0.09)	11.64	8.94%	81.2	0.42%	0.73%	0.42%	0.73%	66%
(0.09)	10.78	4.16%	80.0	0.40%	1.01%	0.41%	1.00%	72%

(0.75)	13.73	2.34%	1,814.6	0.81%	0.81%	0.85%	0.76%	66%
(0.61)	14.17	8.29%	1,746.7	0.76%	0.85%	0.76%	0.85%	61%
(0.26)	13.69	20.28%	1,558.9	0.72%	1.15%	0.74%	1.13%	51%
(0.14)	11.64	8.92%	1,268.2	0.77%	0.99%	0.77%	0.99%	78%
(0.15)	10.83	3.06%	1,168.6	0.70%	1.44%	0.75%	1.39%	58%

(0.80)	13.86	2.75%	125.5	0.42%	1.19%	0.47%	1.14%	66%
(0.65)	14.29	8.73%	120.3	0.39%	1.22%	0.39%	1.22%	61%
(0.31)	13.79	20.66%	107.5	0.35%	1.50%	0.35%	1.50%	51%
(0.18)	11.73	9.29%	90.2	0.37%	1.39%	0.37%	1.39%	78%
(0.18)	10.92	3.55%	85.1	0.32%	1.82%	0.33%	1.81%	58%

(0.60)	12.90	1.93%	1,706.5	0.76%	1.25%	0.81%	1.21%	107%
(0.52)	13.26	7.22%	1,683.8	0.72%	1.29%	0.72%	1.29%	73%
(0.33)	12.88	14.74%	1,541.3	0.68%	1.51%	0.70%	1.48%	85%
(0.18)	11.55	8.68%	1,316.5	0.71%	1.47%	0.71%	1.47%	94%
(0.22)	10.80	3.27%	1,207.6	0.65%	2.02%	0.68%	1.99%	46%

(0.64)	12.94	2.36%	108.3	0.41%	1.60%	0.46%	1.55%	107%
(0.56)	13.29	7.56%	89.0	0.38%	1.62%	0.38%	1.62%	73%
(0.37)	12.91	15.18%	75.2	0.35%	1.83%	0.35%	1.83%	85%
(0.22)	11.57	9.05%	66.0	0.35%	1.83%	0.35%	1.83%	94%
(0.26)	10.82	3.62%	59.7	0.30%	2.36%	0.31%	2.35%	46%

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2015	$12.19	$0.18	$(0.03)	$0.15	$(0.20)	$(0.26)
Year Ended 10/31/2014	11.98	0.20	0.48	0.68	(0.21)	(0.26)
Year Ended 10/31/2013	11.34	0.20	0.83	1.03	(0.20)	(0.19)
Year Ended 10/31/2012	10.75	0.19	0.65	0.84	(0.19)	(0.06)
Year Ended 10/31/2011	10.73	0.25	0.02	0.27	(0.25)	–

Institutional Class Shares
Year Ended 10/31/2015	12.22	0.23	(0.04)	0.19	(0.24)	(0.26)
Year Ended 10/31/2014	12.01	0.24	0.48	0.72	(0.25)	(0.26)
Year Ended 10/31/2013	11.37	0.23	0.83	1.06	(0.23)	(0.19)
Year Ended 10/31/2012	10.78	0.22	0.65	0.87	(0.22)	(0.06)
Year Ended 10/31/2011	10.75	0.28	0.03	0.31	(0.28)	–
BALANCED INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2015	13.43	0.31	(0.04)	0.27	(0.29)	(0.61)
Year Ended 10/31/2014	14.21	0.24	0.72	0.96	(0.22)	(1.52)
Year Ended 10/31/2013	12.63	0.14	2.24	2.38	(0.15)	(0.65)
Year Ended 10/31/2012	12.11	0.13	0.83	0.96	(0.13)	(0.31)
Year Ended 10/31/2011	11.68	0.16	0.42	0.58	(0.15)	–

Institutional Class Shares
Year Ended 10/31/2015	13.40	0.36	(0.03)	0.33	(0.35)	(0.61)
Year Ended 10/31/2014	14.19	0.30	0.70	1.00	(0.27)	(1.52)
Year Ended 10/31/2013	12.61	0.20	2.24	2.44	(0.20)	(0.66)
Year Ended 10/31/2012	12.09	0.19	0.82	1.01	(0.18)	(0.31)
Year Ended 10/31/2011	11.66	0.21	0.43	0.64	(0.21)	–
OPPORTUNITY INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2015	10.38	0.38	(0.33)	0.05	(0.38)	–
Year Ended 10/31/2014	10.32	0.36	0.06	0.42	(0.36)	–
Year Ended 10/31/2013	10.70	0.26	(0.39)	(0.13)	(0.25)	–
Year Ended 10/31/2012	10.19	0.26	0.50	0.76	(0.25)	–
Year Ended 10/31/2011	10.11	0.37	0.08	0.45	(0.37)	–

Institutional Class Shares
Year Ended 10/31/2015	10.38	0.40	(0.33)	0.07	(0.40)	–
Year Ended 10/31/2014	10.32	0.39	0.05	0.44	(0.38)	–
Year Ended 10/31/2013	10.71	0.29	(0.40)	(0.11)	(0.28)	–
Year Ended 10/31/2012	10.19	0.30	0.51	0.81	(0.29)	–
Year Ended 10/31/2011	10.11	0.40	0.08	0.48	(0.40)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.46)	$11.88	1.32%	$716.6	0.80%	1.54%	0.83%	1.52%	187%
(0.47)	12.19	5.86%	731.4	0.77%	1.64%	0.77%	1.64%	140%
(0.39)	11.98	9.32%	701.3	0.71%	1.70%	0.75%	1.67%	166%
(0.25)	11.34	7.92%	632.9	0.75%	1.70%	0.75%	1.70%	145%
(0.25)	10.75	2.49%	559.7	0.64%	2.28%	0.69%	2.23%	46%

(0.50)	11.91	1.66%	37.5	0.46%	1.87%	0.49%	1.84%	187%
(0.51)	12.22	6.20%	32.3	0.44%	1.97%	0.44%	1.97%	140%
(0.42)	12.01	9.62%	31.7	0.41%	2.01%	0.41%	2.01%	166%
(0.28)	11.37	8.26%	28.0	0.41%	2.03%	0.41%	2.03%	145%
(0.28)	10.78	2.88%	22.4	0.33%	2.59%	0.33%	2.59%	46%

(0.90)	12.80	2.18%	232.8	1.06%	2.38%	1.06%	2.38%	148%
(1.74)	13.43	7.60%	222.1	1.06%	1.85%	1.06%	1.85%	124%
(0.80)	14.21	19.95%	167.8	1.09%	1.08%	1.10%	1.08%	236%
(0.44)	12.63	8.22%	141.0	1.11%	1.06%	1.12%	1.06%	197%
(0.15)	12.11	4.98%	141.0	1.12%	1.25%	1.13%	1.24%	211%

(0.96)	12.77	2.58%	54.4	0.67%	2.77%	0.67%	2.77%	148%
(1.79)	13.40	7.95%	54.9	0.66%	2.24%	0.66%	2.24%	124%
(0.86)	14.19	20.49%	54.7	0.66%	1.52%	0.67%	1.51%	236%
(0.49)	12.61	8.72%	49.9	0.66%	1.52%	0.67%	1.51%	197%
(0.21)	12.09	5.50%	52.7	0.65%	1.73%	0.65%	1.72%	211%

(0.38)	10.05	0.47%	265.3	0.85%	3.70%	0.94%	3.61%	165%
(0.36)	10.38	4.13%	271.1	0.85%	3.48%	0.95%	3.38%	169%
(0.25)	10.32	(1.26)%	228.4	0.85%	2.42%	0.94%	2.33%	387%
(0.25)	10.70	7.59%	249.2	0.85%	2.53%	0.94%	2.44%	355%
(0.37)	10.19	4.53%	236.3	0.85%	3.64%	0.95%	3.54%	333%

(0.40)	10.05	0.69%	142.0	0.63%	3.92%	0.63%	3.92%	165%
(0.38)	10.38	4.35%	113.1	0.64%	3.72%	0.64%	3.72%	169%
(0.28)	10.32	(1.04)%	24.8	0.53%	2.58%	0.55%	2.56%	387%
(0.29)	10.71	8.03%	37.0	0.53%	2.93%	0.54%	2.91%	355%
(0.40)	10.19	4.88%	56.5	0.52%	3.97%	0.53%	3.95%	333%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER EMERGING MARKETS EQUITY FUND
Class A Shares
Year Ended 10/31/2015	$9.45	$0.08	$(1.74)	$(1.66)	$(0.13)	$ –
Year Ended 10/31/2014	10.51	0.14	(1.10)	(0.96)	(0.10)	–
Year Ended 10/31/2013	10.27	0.08	0.26	0.34	–	(0.10)
Year Ended 10/31/2012(c)	10.00	0.01	0.26	0.27	–	–

Institutional Class Shares
Year Ended 10/31/2015	9.47	0.12	(1.75)	(1.63)	(0.21)	–
Year Ended 10/31/2014	10.55	0.23	(1.16)	(0.93)	(0.15)	–
Year Ended 10/31/2013	10.27	0.12	0.26	0.38	–	(0.10)
Year Ended 10/31/2012(c)	10.00	0.02	0.25	0.27	–	–
SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2015	20.12	0.08	0.14	0.22	–	(2.19)
Year Ended 10/31/2014	18.52	(0.05)	1.80	1.75	–	(0.15)
Year Ended 10/31/2013	14.28	(0.05)	4.29	4.24	–	–
Year Ended 10/31/2012	13.35	(0.06)	0.99	0.93	–	–
Year Ended 10/31/2011	12.56	(0.11)	0.90	0.79	–	–

Institutional Class Shares
Year Ended 10/31/2015	22.92	0.01	0.36	0.37	–	(2.19)
Year Ended 10/31/2014	20.98	0.05	2.04	2.09	–	(0.15)
Year Ended 10/31/2013	16.09	0.09	4.80	4.89	–	–
Year Ended 10/31/2012	14.96	0.05	1.08	1.13	–	–
Year Ended 10/31/2011	13.99	0.07	0.90	0.97	–	–
MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2015	23.55	(0.07)	0.82	0.75	(0.05)	(2.64)
Year Ended 10/31/2014	20.38	0.07	3.10	3.17	–	–
Year Ended 10/31/2013	15.34	0.01	5.03	5.04	–	–
Year Ended 10/31/2012	14.30	(0.01)	1.05	1.04	–	–
Year Ended 10/31/2011	13.49	(0.02)	0.83	0.81	–	–

Institutional Class Shares
Year Ended 10/31/2015	25.54	0.47	0.45	0.92	(0.13)	(2.64)
Year Ended 10/31/2014	22.09	0.22	3.31	3.53	(0.08)	–
Year Ended 10/31/2013	16.63	0.10	5.43	5.53	(0.07)	–
Year Ended 10/31/2012	15.43	0.07	1.13	1.20	–	–
Year Ended 10/31/2011	14.53	0.06	0.89	0.95	(0.05)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, August 31, 2012.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.13)	$7.66	(17.75)%	$9.6	1.65%	0.85%	3.46%	(0.95)%	117%
(0.10)	9.45	(9.17)%	12.8	1.67%	1.32%	3.23%	(0.25)%	69%
(0.10)	10.51	3.26%	14.6	1.64%	0.81%	3.41%	(0.96)%	103%
–	10.27	2.70%	14.4	1.61%	0.60%	3.02%	(0.81)%	33%

(0.21)	7.63	(17.53)%	0.3	1.32%	1.14%	3.05%	(0.58)%	117%
(0.15)	9.47	(8.90)%	0.6	1.32%	1.64%	2.90%	0.06%	69%
(0.10)	10.55	3.65%	1.0	1.32%	1.12%	3.14%	(0.70)%	103%
–	10.27	2.70%	1.0	1.32%	0.89%	2.75%	(0.54)%	33%

(2.19)	18.15	1.32%	342.6	1.23%	(0.01)%	1.23%	(0.01)%	70%
(0.15)	20.12	9.48%	259.8	1.25%	(0.15)%	1.25%	(0.15)%	56%
–	18.52	29.69%	255.6	1.29%	(0.16)%	1.29%	(0.16)%	66%
–	14.28	6.97%	216.6	1.33%	(0.31)%	1.33%	(0.31)%	91%
–	13.35	6.29%	226.3	1.37%	(0.67)%	1.37%	(0.67)%	99%

(2.19)	21.10	1.86%	100.4	0.75%	0.47%	0.75%	0.47%	70%
(0.15)	22.92	10.00%	90.8	0.75%	0.35%	0.75%	0.35%	56%
–	20.98	30.39%	80.2	0.76%	0.36%	0.76%	0.36%	66%
–	16.09	7.55%	63.4	0.77%	0.26%	0.77%	0.26%	91%
–	14.96	6.93%	60.3	0.76%	(0.05)%	0.76%	(0.05)%	99%

(2.69)	21.61	3.60%	963.3	1.09%	0.10%	1.11%	0.09%	56%
–	23.55	15.55%	678.2	1.11%	0.30%	1.11%	0.30%	27%
–	20.38	32.86%	625.4	1.15%	0.07%	1.15%	0.07%	39%
–	15.34	7.27%	517.5	1.18%	(0.08)%	1.18%	(0.08)%	36%
–	14.30	6.00%	538.7	1.20%	(0.15)%	1.20%	(0.15)%	35%

(2.77)	23.69	4.05%	286.6	0.69%	0.51%	0.70%	0.50%	56%
(0.08)	25.54	16.01%	264.0	0.71%	0.70%	0.71%	0.70%	27%
(0.07)	22.09	33.41%	290.0	0.71%	0.50%	0.71%	0.50%	39%
–	16.63	7.78%	220.4	0.72%	0.38%	0.72%	0.38%	36%
(0.05)	15.43	6.51%	215.6	0.71%	0.33%	0.71%	0.33%	35%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2015	$10.03	$0.16	$(0.37)	$(0.21)	$(0.20)	$–
Year Ended 10/31/2014	10.29	0.16	(0.25)	(0.09)	(0.17)	–
Year Ended 10/31/2013	8.73	0.16	1.58	1.74	(0.18)	–
Year Ended 10/31/2012	8.30	0.19	0.32	0.51	(0.08)	–
Year Ended 10/31/2011	8.80	0.10	(0.50)	(0.40)	(0.10)	–

Institutional Class Shares
Year Ended 10/31/2015	10.11	0.20	(0.38)	(0.18)	(0.24)	–
Year Ended 10/31/2014	10.36	0.21	(0.25)	(0.04)	(0.21)	–
Year Ended 10/31/2013	8.79	0.19	1.59	1.78	(0.21)	–
Year Ended 10/31/2012	8.34	0.19	0.35	0.54	(0.09)	–
Year Ended 10/31/2011	8.83	0.08	(0.45)	(0.37)	(0.12)	–
LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2015	8.31	(0.02)	0.97	0.95	–	(0.14)
Year Ended 10/31/2014	7.10	(0.02)	1.23	1.21	–	–
Year Ended 10/31/2013	5.48	0.01	1.63	1.64	(0.02)	–
Year Ended 10/31/2012	4.92	0.01	0.55	0.56	–	–
Year Ended 10/31/2011	4.80	(0.01)	0.13	0.12	–	–

Institutional Class Shares
Year Ended 10/31/2015	8.96	–	1.07	1.07	–	(0.14)
Year Ended 10/31/2014	7.65	0.01	1.33	1.34	(0.03)	–
Year Ended 10/31/2013	5.91	0.04	1.74	1.78	(0.04)	–
Year Ended 10/31/2012	5.28	0.03	0.60	0.63	–	–
Year Ended 10/31/2011	5.13	0.01	0.14	0.15	–	–
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2015	20.65	0.22	0.01	0.23	(0.19)	(0.70)
Year Ended 10/31/2014	18.60	0.20	2.02	2.22	(0.17)	–
Year Ended 10/31/2013	14.66	0.22	3.96	4.18	(0.24)	–
Year Ended 10/31/2012	12.94	0.22	1.67	1.89	(0.17)	–
Year Ended 10/31/2011	12.61	0.19	0.26	0.45	(0.12)	–

Institutional Class Shares
Year Ended 10/31/2015	20.80	0.30	0.01	0.31	(0.27)	(0.70)
Year Ended 10/31/2014	18.73	0.29	2.03	2.32	(0.25)	–
Year Ended 10/31/2013	14.76	0.29	3.99	4.28	(0.31)	–
Year Ended 10/31/2012	13.04	0.27	1.70	1.97	(0.25)	–
Year Ended 10/31/2011	12.71	0.24	0.28	0.52	(0.19)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income /(Loss)	Portfolio Turnover Rate

$(0.20)	$9.62	(2.14)%	$167.3	1.40%	1.61%	1.57%	1.44%	68%
(0.17)	10.03	(0.89)%	178.2	1.40%	1.57%	1.55%	1.41%	77%
(0.18)	10.29	20.26%	181.6	1.37%	1.60%	1.60%	1.37%	74%
(0.08)	8.73	6.20%	159.5	1.30%	2.02%	1.61%	1.71%	57%
(0.10)	8.30	(4.60)%	179.9	1.30%	1.86%	1.61%	1.55%	101%

(0.24)	9.69	(1.77)%	640.3	0.98%	2.04%	0.99%	2.03%	68%
(0.21)	10.11	(0.40)%	651.9	0.97%	1.99%	0.99%	1.98%	77%
(0.21)	10.36	20.64%	671.5	0.98%	1.99%	0.98%	1.99%	74%
(0.09)	8.79	6.58%	544.6	0.98%	2.31%	0.98%	2.31%	57%
(0.12)	8.34	(4.24)%	478.0	1.00%	2.16%	1.06%	2.10%	101%

(0.14)	9.12	11.61%	218.8	1.20%	(0.35)%	1.30%	(0.45)%	64%
–	8.31	17.10%	183.6	1.20%	(0.25)%	1.34%	(0.38)%	45%
(0.02)	7.10	29.99%	157.0	1.20%	0.14%	1.41%	(0.07)%	63%
–	5.48	11.38%	125.0	1.20%	0.19%	1.48%	(0.09)%	101%
–	4.92	2.50%	117.7	1.20%	(0.23)%	1.56%	(0.59)%	249%

(0.14)	9.89	12.12%	509.3	0.81%	0.03%	0.81%	0.03%	64%
(0.03)	8.96	17.53%	338.3	0.81%	0.14%	0.81%	0.14%	45%
(0.04)	7.65	30.30%	286.9	0.82%	0.52%	0.82%	0.52%	63%
–	5.91	11.94%	224.9	0.83%	0.57%	0.83%	0.57%	101%
–	5.28	2.92%	204.3	0.83%	0.14%	0.83%	0.14%	249%

(0.89)	19.99	1.14%	231.1	0.94%	1.08%	0.94%	1.08%	31%
(0.17)	20.65	12.00%	237.1	0.94%	1.00%	0.94%	1.00%	24%
(0.24)	18.60	28.92%	214.6	0.98%	1.25%	0.98%	1.25%	39%
(0.17)	14.66	14.82%	171.1	1.04%	1.42%	1.04%	1.42%	92%
(0.12)	12.94	3.49%	164.5	1.06%	1.22%	1.06%	1.22%	74%

(0.97)	20.14	1.55%	580.9	0.52%	1.50%	0.52%	1.50%	31%
(0.25)	20.80	12.47%	562.0	0.52%	1.42%	0.52%	1.42%	24%
(0.31)	18.73	29.57%	508.9	0.52%	1.72%	0.52%	1.72%	39%
(0.25)	14.76	15.37%	403.0	0.53%	1.92%	0.53%	1.92%	92%
(0.19)	13.04	4.03%	356.0	0.52%	1.76%	0.52%	1.76%	74%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2015	$27.75	$0.24	$0.90	$1.14	$(0.24)	$(2.33)
Year Ended 10/31/2014	27.54	0.22	2.57	2.79	(0.10)	(2.48)
Year Ended 10/31/2013	23.64	0.19	5.24	5.43	(0.25)	(1.28)
Year Ended 10/31/2012	21.30	0.20	2.29	2.49	(0.15)	–
Year Ended 10/31/2011	20.87	0.13	0.37	0.50	(0.07)	–

Institutional Class Shares
Year Ended 10/31/2015	27.99	0.39	0.86	1.25	(0.34)	(2.33)
Year Ended 10/31/2014	27.75	0.35	2.58	2.93	(0.21)	(2.48)
Year Ended 10/31/2013	23.82	0.30	5.27	5.57	(0.36)	(1.28)
Year Ended 10/31/2012	21.48	0.30	2.30	2.60	(0.26)	–
Year Ended 10/31/2011	21.05	0.24	0.38	0.62	(0.19)	–
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2015	5.04	0.26	(0.30)	(0.04)	(0.26)	–
Year Ended 10/31/2014	5.09	0.29	(0.05)	0.24	(0.29)	–
Year Ended 10/31/2013	5.01	0.31	0.07	0.38	(0.30)	–
Year Ended 10/31/2012	4.71	0.34	0.30	0.64	(0.34)	–
Year Ended 10/31/2011	4.86	0.36	(0.15)	0.21	(0.36)	–

Institutional Class Shares
Year Ended 10/31/2015	5.05	0.28	(0.31)	(0.03)	(0.28)	–
Year Ended 10/31/2014	5.10	0.30	(0.05)	0.25	(0.30)	–
Year Ended 10/31/2013	5.01	0.32	0.09	0.41	(0.32)	–
Year Ended 10/31/2012	4.72	0.35	0.29	0.64	(0.35)	–
Year Ended 10/31/2011	4.86	0.38	(0.14)	0.24	(0.38)	–
INCOME FUND
Class A Shares
Year Ended 10/31/2015	9.29	0.30	(0.24)	0.06	(0.30)	(0.04)
Year Ended 10/31/2014	9.09	0.32	0.20	0.52	(0.32)	–
Year Ended 10/31/2013	9.38	0.31	(0.29)	0.02	(0.31)	–
Year Ended 10/31/2012	8.77	0.33	0.61	0.94	(0.33)	–
Year Ended 10/31/2011	8.80	0.38	(0.03)	0.35	(0.38)	–

Institutional Class Shares
Year Ended 10/31/2015	9.29	0.34	(0.26)	0.08	(0.33)	(0.04)
Year Ended 10/31/2014	9.08	0.35	0.21	0.56	(0.35)	–
Year Ended 10/31/2013	9.37	0.35	(0.30)	0.05	(0.34)	–
Year Ended 10/31/2012	8.76	0.37	0.60	0.97	(0.36)	–
Year Ended 10/31/2011	8.79	0.42	(0.03)	0.39	(0.42)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income /(Loss)	Portfolio Turnover Rate

$(2.57)	$26.32	4.59%	$1,560.0	1.02%	0.99%	1.02%	0.99%	52%
(2.58)	27.75	11.06%	1,594.0	1.02%	0.82%	1.02%	0.82%	65%
(1.53)	27.54	24.57%	1,556.5	1.05%	0.81%	1.05%	0.81%	66%
(0.15)	23.64	11.75%	1,382.5	1.09%	0.84%	1.09%	0.84%	124%
(0.07)	21.30	2.39%	1,393.5	1.11%	0.56%	1.11%	0.56%	146%

(2.67)	26.57	5.02%	187.8	0.61%	1.40%	0.61%	1.40%	52%
(2.69)	27.99	11.53%	174.2	0.61%	1.24%	0.61%	1.24%	65%
(1.64)	27.75	25.10%	192.8	0.61%	1.25%	0.61%	1.25%	66%
(0.26)	23.82	12.27%	170.3	0.62%	1.30%	0.62%	1.30%	124%
(0.19)	21.48	2.89%	170.2	0.60%	1.06%	0.60%	1.06%	146%

(0.26)	4.74	(0.77)%	489.2	0.81%	5.39%	0.81%	5.39%	38%
(0.29)	5.04	4.72%	540.1	0.80%	5.59%	0.80%	5.59%	43%
(0.30)	5.09	7.85%	540.0	0.81%	6.03%	0.81%	6.03%	61%
(0.34)	5.01	13.96%	520.0	0.82%	6.95%	0.82%	6.95%	52%
(0.36)	4.71	4.37%	445.3	0.84%	7.43%	0.84%	7.43%	63%

(0.28)	4.74	(0.66)%	235.9	0.50%	5.69%	0.50%	5.69%	38%
(0.30)	5.05	5.05%	246.2	0.49%	5.90%	0.49%	5.90%	43%
(0.32)	5.10	8.42%	240.7	0.48%	6.36%	0.48%	6.36%	61%
(0.35)	5.01	14.12%	285.7	0.47%	7.30%	0.47%	7.30%	52%
(0.38)	4.72	4.98%	243.4	0.47%	7.80%	0.47%	7.80%	63%

(0.34)	9.01	0.65%	370.0	0.77%	3.29%	0.77%	3.29%	92%
(0.32)	9.29	5.79%	400.5	0.77%	3.47%	0.77%	3.47%	97%
(0.31)	9.09	0.23%	419.5	0.77%	3.40%	0.77%	3.40%	121%
(0.33)	9.38	10.92%	448.0	0.77%	3.69%	0.77%	3.69%	117%
(0.38)	8.77	4.11%	397.9	0.79%	4.38%	0.79%	4.38%	138%

(0.37)	9.00	0.90%	429.9	0.41%	3.66%	0.41%	3.66%	92%
(0.35)	9.29	6.29%	438.1	0.40%	3.83%	0.40%	3.83%	97%
(0.34)	9.08	0.60%	403.3	0.40%	3.77%	0.40%	3.77%	121%
(0.36)	9.37	11.34%	456.1	0.39%	4.07%	0.39%	4.07%	117%
(0.42)	8.76	4.52%	401.1	0.39%	4.78%	0.39%	4.77%	138%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2015	$11.68	$0.40	$(0.08)	$0.32	$(0.40)	$–
Year Ended 10/31/2014	11.18	0.42	0.50	0.92	(0.42)	–
Year Ended 10/31/2013	11.93	0.42	(0.74)	(0.32)	(0.42)	(0.01)
Year Ended 10/31/2012	11.30	0.44	0.63	1.07	(0.44)	–
Year Ended 10/31/2011	11.42	0.46	(0.10)	0.36	(0.46)	(0.02)

Institutional Class Shares
Year Ended 10/31/2015	11.68	0.43	(0.08)	0.35	(0.43)	–
Year Ended 10/31/2014	11.18	0.44	0.50	0.94	(0.44)	–
Year Ended 10/31/2013	11.93	0.45	(0.74)	(0.29)	(0.45)	(0.01)
Year Ended 10/31/2012	11.30	0.47	0.63	1.10	(0.47)	–
Year Ended 10/31/2011	11.42	0.49	(0.10)	0.39	(0.49)	(0.02)
GOVERNMENT BOND FUND
Class A Shares
Year Ended 10/31/2015	10.05	0.09	0.09	0.18	(0.08)	(0.03)
Year Ended 10/31/2014	10.02	0.11	0.14	0.25	(0.11)	(0.11)
Year Ended 10/31/2013	10.76	0.07	(0.33)	(0.26)	(0.08)	(0.40)
Year Ended 10/31/2012	10.69	0.11	0.32	0.43	(0.11)	(0.25)
Year Ended 10/31/2011	10.56	0.19	0.21	0.40	(0.19)	(0.08)

Institutional Class Shares
Year Ended 10/31/2015	10.05	0.12	0.10	0.22	(0.12)	(0.03)
Year Ended 10/31/2014	10.02	0.14	0.14	0.28	(0.14)	(0.11)
Year Ended 10/31/2013	10.76	0.11	(0.34)	(0.23)	(0.11)	(0.40)
Year Ended 10/31/2012	10.69	0.14	0.32	0.46	(0.14)	(0.25)
Year Ended 10/31/2011	10.57	0.23	0.20	0.43	(0.23)	(0.08)
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2015	12.44	0.17	(0.06)	0.11	(0.17)	–
Year Ended 10/31/2014	12.53	0.18	(0.02)	0.16	(0.18)	(0.07)
Year Ended 10/31/2013	12.62	0.15	(0.09)	0.06	(0.15)	–
Year Ended 10/31/2012	12.41	0.19	0.20	0.39	(0.18)	–
Year Ended 10/31/2011	12.58	0.28	(0.17)	0.11	(0.28)	–

Institutional Class Shares
Year Ended 10/31/2015	12.44	0.20	(0.07)	0.13	(0.20)	–
Year Ended 10/31/2014	12.53	0.21	(0.02)	0.19	(0.21)	(0.07)
Year Ended 10/31/2013	12.62	0.18	(0.09)	0.09	(0.18)	–
Year Ended 10/31/2012	12.40	0.22	0.21	0.43	(0.21)	–
Year Ended 10/31/2011	12.58	0.31	(0.18)	0.13	(0.31)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.40)	$11.60	2.75%	$1,463.5	0.74%	3.42%	0.74%	3.42%	8%
(0.42)	11.68	8.33%	1,446.3	0.75%	3.65%	0.75%	3.65%	8%
(0.43)	11.18	(2.76)%	1,397.2	0.74%	3.65%	0.74%	3.65%	24%
(0.44)	11.93	9.61%	1,532.0	0.74%	3.76%	0.74%	3.76%	13%
(0.48)	11.30	3.39%	1,339.6	0.76%	4.19%	0.76%	4.19%	8%

(0.43)	11.60	3.01%	108.5	0.48%	3.68%	0.48%	3.68%	8%
(0.44)	11.68	8.61%	97.2	0.49%	3.90%	0.49%	3.90%	8%
(0.46)	11.18	(2.51)%	91.8	0.49%	3.91%	0.49%	3.91%	24%
(0.47)	11.93	9.89%	102.5	0.49%	4.02%	0.49%	4.02%	13%
(0.51)	11.30	3.67%	86.5	0.49%	4.46%	0.49%	4.46%	8%

(0.11)	10.12	1.83%	18.7	0.90%	0.86%	1.12%	0.65%	145%
(0.22)	10.05	2.56%	14.1	0.90%	1.08%	1.07%	0.90%	130%
(0.48)	10.02	(2.51)%	13.0	0.90%	0.71%	1.03%	0.57%	184%
(0.36)	10.76	4.08%	14.5	0.89%	1.02%	0.99%	0.93%	191%
(0.27)	10.69	3.99%	7.3	0.92%	1.82%	1.00%	1.74%	183%

(0.15)	10.12	2.17%	73.9	0.57%	1.18%	0.57%	1.18%	145%
(0.25)	10.05	2.90%	88.7	0.57%	1.41%	0.57%	1.41%	130%
(0.51)	10.02	(2.18)%	95.1	0.57%	1.06%	0.57%	1.06%	184%
(0.39)	10.76	4.44%	98.0	0.55%	1.38%	0.55%	1.38%	191%
(0.31)	10.69	4.25%	94.6	0.57%	2.18%	0.57%	2.18%	183%

(0.17)	12.38	0.89%	374.4	0.62%	1.37%	0.62%	1.37%	89%
(0.25)	12.44	1.27%	360.2	0.62%	1.44%	0.62%	1.44%	102%
(0.15)	12.53	0.46%	415.6	0.60%	1.21%	0.61%	1.20%	121%
(0.18)	12.62	3.18%	408.2	0.60%	1.51%	0.61%	1.50%	113%
(0.28)	12.41	0.87%	344.8	0.61%	2.20%	0.61%	2.19%	109%

(0.20)	12.37	1.05%	356.4	0.38%	1.62%	0.38%	1.62%	89%
(0.28)	12.44	1.52%	467.3	0.37%	1.69%	0.37%	1.69%	102%
(0.18)	12.53	0.70%	448.1	0.37%	1.44%	0.37%	1.44%	121%
(0.21)	12.62	3.52%	472.6	0.36%	1.77%	0.36%	1.77%	113%
(0.31)	12.40	1.05%	584.7	0.35%	2.45%	0.36%	2.45%	109%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2015	$1.00	$–	$–	$–	$–	$–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–
Year Ended 10/31/2011	1.00	–	–	–	–	–

Institutional Class Shares
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–
Year Ended 10/31/2011	1.00	–	–	–	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$1.00	0.00%	$409.5	0.20%	0.00%	0.95%	(0.75)%	N/A
–	1.00	0.00%	422.7	0.19%	0.00%	0.94%	(0.75)%	N/A
–	1.00	0.00%	469.0	0.23%	0.00%	0.94%	(0.71)%	N/A
–	1.00	0.00%	493.9	0.29%	0.00%	0.93%	(0.64)%	N/A
–	1.00	0.00%	587.9	0.30%	0.00%	0.93%	(0.63)%	N/A

–	1.00	0.00%	10.4	0.20%	0.00%	0.61%	(0.41)%	N/A
–	1.00	0.00%	6.2	0.19%	0.00%	0.61%	(0.42)%	N/A
–	1.00	0.00%	6.5	0.23%	0.00%	0.59%	(0.37)%	N/A
–	1.00	0.00%	12.5	0.29%	0.00%	0.58%	(0.29)%	N/A
–	1.00	0.00%	11.6	0.30%	0.00%	0.56%	(0.27)%	N/A

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2016.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2015:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	46%	58%
Moderately Aggressive Allocation	22%	39%
Moderate Allocation	18%	31%
Moderately Conservative Allocation	13%	21%
Balanced Income Plus	22%	32%
Opportunity Income Plus	2%	3%
Partner Emerging Markets Equity	0%	100%
Small Cap Stock	59%	61%
Mid Cap Stock	100%	100%
Partner Worldwide Allocation	0%	100%
Large Cap Growth	100%	100%
Large Cap Value	100%	100%
Large Cap Stock	67%	90%
High Yield	1%	1%
Income	2%	3%
Limited Maturity Bond	1%	1%

The Municipal Bond Fund designates 99.37% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2015.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2015, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Aggressive Allocation	$50,293,113
Moderately Aggressive Allocation	69,748,599
Moderate Allocation	47,476,825
Moderately Conservative Allocation	12,954,335
Balanced Income Plus	10,616,640
Small Cap Stock	34,049,233
Mid Cap Stock	105,615,373
Large Cap Growth	9,438,201
Large Cap Value	29,101,537
Large Cap Stock	132,795,908
Income	3,747,743
Government Bond	293,911

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at thrivent. com or sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www. sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 1-800-847-4836. It is also available at thrivent.com or sec.gov where it is part of form N-CSR.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 21 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 27 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial, and

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 21 series of the Trust, the 27 portfolios of Thrivent Series Fund, Inc. and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2009	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.
David S. Royal (1971) 2015

President, Thrivent Mutual Funds, Thrivent Financial since 2015, Vice President and Deputy General Counsel from 2006 to 2015; Interim Investment Company and Investment Chief Compliance Officer from May 2010 until December 2010.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008.
Richard L. Gady (1943) 1987	Retired.
Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.
Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.
Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.
James A. Nussle (1960) 2011

President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; CEO of The Nussle Group LLC (consulting firm)since 2009.

Douglas D. Sims (1946) 2006	Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence.
Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years
David S. Royal (1971) President

Vice President, Mutual Funds, Thrivent Financial since 2015, Vice President and Deputy General Counsel from 2006 to 2015; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010.

Russell W. Swansen (1957) Chief Investment Officer	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.
Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.
Michael W. Kremenak (1978) Secretary and Chief Legal Officer

Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013; Attorney at FAF Advisors from 2009 to 2010.

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010.
Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.
Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.
Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.
Kathryn A. Stelter (1962) Vice President	Director, Mutual Fund Operations, Thrivent Financial since 2014; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.
James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.
Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.
Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)

“Interested Trustee” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen and Mr. Royal are considered interested trustees because of their principal occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.

(3)	Each Trustee oversees 49 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Trustees other than Mr. Swansen and Mr. Royal are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, Wl 54913

THRIVENT MUTUAL FUNDS

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 27, 2015

with respect to

Thrivent Partner Worldwide Allocation Fund

Thrivent Partner Worldwide Allocation Fund (the “Fund”) is adding Paul Blankenhagen, CFA and Juliet Cohn as portfolio co-managers for the portion of the Fund managed by Principal Global Investors, LLC (“Principal”). Mark R. Nebelung, CFA and John Pihlblad, CFA will continue as portfolio co-managers for the Fund. As a result, the following is hereby added to “Portfolio Manager(s)” section in the “Summary Section” describing the Fund and in the section about the Fund in “Portfolio Management” under “Management, Organization and Capital Structure”:

Paul Blankenhagen, CFA and Juliet Cohn have served as portfolio co-managers for the Principal portion of the Fund since 2015. Mr. Blankenhagen is a co-portfolio manager for the European Equity, International Core, and International Diversified Equity portfolios at Principal. He joined the firm in 1992, has been a member of the international equity team since 1995, and was named a portfolio manager in 2000. Ms. Cohn is responsible for co-managing Principal’s European Equity, International Core and International Diversified Equity portfolios. She joined the firm in 2003 as a portfolio manager for European equities, and was named to the latter two strategies in 2004.

The date of this Supplement is November 3, 2015.

Please include this Supplement with your Prospectus.

THRIVENT MUTUAL FUNDS

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 27, 2015

with respect to

Thrivent Money Market Fund

In connection with amendments to Rule 2a-7 under the Investment Company Act of 1940—which is the primary rule governing the operation of money market funds—the Board of Trustees of Thrivent Money Market Fund (the “Fund”) approved changes to the Fund’s principal investment strategies to allow the Fund to qualify and begin operating as a “government money market fund,” as defined in Rule 2a-7. As a result, the Fund’s prospectus will be amended as follows, effective February 1, 2016.

1. The Fund’s management fee, which is listed under “Summary Section—Thrivent Money Market Fund—Fees and Expenses,” will decrease to 0.35%.

2. The current strategies described under “Summary Section—Thrivent Money Market Fund—Principal Strategies” will be deleted in their entirety and replaced with the following:

The Fund tries to produce current income while maintaining liquidity by investing at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. Government securities are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

The Adviser manages the Fund subject to strict rules established by the Securities and Exchange Commission that are designed so that the Fund may maintain a stable $1.00 share price. Those rules generally require the Fund, among other things, to invest only in high quality securities that are denominated in U.S. dollars and have short remaining maturities. In addition, the rules require the Fund to maintain a dollar-weighted average maturity (WAM) of not more than 60 days and a dollar-weighted average life (WAL) of not more than 120 days. When calculating its WAM, the Fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. Generally, the Fund may not take into account these resets when calculating its WAL.

The Adviser typically uses U.S. Treasury securities, short-term discount notes issued by government-related organizations and government securities payable within seven-days or less to provide liquidity for reasonably foreseeable shareholder redemptions and to comply with regulatory requirements. The Adviser invests in other securities by selecting from the available supply of short-term government securities based on its interest rate outlook and analysis of quantitative and technical factors. Although the Fund frequently holds securities until maturity, the Adviser may sell securities to increase liquidity. The Adviser will select securities for such sales based on how close the sale price would be to their amortized costs.

3. The current risks described under “Summary Section—Thrivent Money Market Fund—Principal Risks” will be deleted and replaced with the following:

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

In addition, the Fund is subject to the following principal investment risks.

Credit Risk. Credit risk is the risk that an issuer of a bond to which the Fund’s portfolio is exposed may no longer be able to pay its debt. As a result of such an event, the bond may decline in price and affect the Fund’s ability to maintain a stable share price. Credit risk is expected to be low for the Fund because of its investments in government securities.

Interest Rate Risk. A weak economy, strong equity markets, or changes by the Federal Reserve to its monetary policies may cause short-term interest rates to increase and affect the Fund’s ability to maintain a stable share price.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loans Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.

Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Although the Fund does not have the ability to impose liquidity fees or temporarily suspend redemptions, the Fund may delay the payment of redemption proceeds or suspend redemptions during its liquidation when permitted by applicable regulations.

The date of this Supplement is November 25, 2015.

Please include this Supplement with your Prospectus.

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THRIVENT MUTUAL FUNDS

4321 North Ballard Road, Appleton, WI 54919-0001

WE'RE LISTENING TO YOU!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at **800-847-4836**. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001 or by calling us at **800-847-4836**. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

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Securities offered through Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a FINRA and SIPC member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

23459AR R12-15

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2014 and the fiscal year ended October 31, 2015, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $371,291.02 and $360,289.23, respectively.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2014 and the fiscal year ended October 31, 2015, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $0 for 2014 and $0 for 2015. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2014 and the fiscal year ended October 31, 2015, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2014 and the fiscal year ended October 31, 2015, for tax compliance, tax advice and tax planning services, were $119,952.75 and $145,851, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2014 and the fiscal year ended October 31, 2015, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for the years ended October 31, 2014 and October 31, 2015. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $3,600 for the year ended October 31, 2014 and $100,325 for the year ended October 31, 2015. These 2015 payments included payments for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards, fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc., and other tax related work. These figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2015 were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2014 and the fiscal year ended October 31, 2015 were $3,600 and $100,325 for each respective period. These figures are also reported in response to Item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The summary schedule of investments for these funds; Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Income Plus Fund, Opportunity Income Plus Fund, Partner Worldwide Allocation Fund, Large Cap Stock Fund, High Yield Fund, Income Fund, Municipal Bond Fund and Limited Maturity Bond Fund, are included as part of the report to shareholders filed under Item 1 of this Form. The schedule of investments for said funds are filed under this Item.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Thrivent Aggressive Allocation Fund,

Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund,

Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund,

Thrivent Opportunity Income Plus Fund, Thrivent Partner Worldwide Allocation Fund,

Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund,

Thrivent Municipal Bond Fund, and Thrivent Limited Maturity Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Municipal Bond Fund, and Thrivent Limited Maturity Bond Fund (constituting part of the Thrivent Mutual Funds) (hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

December 21, 2015

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value
Consumer Discretionary (7.8%)
15,437	Aaron’s, Inc.	$380,831
200	ABC-MART, Inc.	11,155
2,100	Accordia Golf Company, Ltd.	19,039
900	Aisan Industry Company, Ltd.	9,001
300	Aisin Seiki Company, Ltd.	11,907
7,980	Amazon.com, Inc.[a]	4,994,682
1,060	AMC Entertainment Holdings, Inc.	29,012
2,020	American Axle & Manufacturing Holdings, Inc.[a]	44,763
6,370	American Eagle Outfitters, Inc.	97,334
1,677	American Public Education, Inc.[a]	36,441
2,370	AutoZone, Inc.[a]	1,859,052
6,800	Barnes & Noble, Inc.	88,332
200	Bayerische Motoren Werke AG	16,173
13,270	Bed Bath & Beyond, Inc.[a]	791,290
1,300	Berkeley Group Holdings plc	66,350
6,290	Bloomin’ Brands, Inc.	106,741
360	Bob Evans Farms, Inc.	15,577
300	Brembo SPA	13,223
300	Bridgestone Corporation	11,001
8,590	Brinker International, Inc.	390,931
6,000	Brown Shoe Company, Inc.	183,360
20,205	Brunswick Corporation	1,087,231
130	Buffalo Wild Wings, Inc.[a]	20,055
20,060	Burlington Stores, Inc.[a]	964,485
2,000	Calsonic Kansei Corporation	15,939
8,296	Cedar Fair, LP	464,576
5,970	Cheesecake Factory, Inc.	287,754
3,360	Chegg, Inc.[a]	23,184
5,210	Children’s Place, Inc.	279,621
400	Chiyoda Company, Ltd.	13,261
1,700	Choice Hotels International, Inc.	88,927
1,050	Chuy’s Holdings, Inc.[a]	28,571
900	Cineworld Group plc	7,646
33,440	Comcast Corporation[b]	2,094,013
500	Compass Group plc	8,595
31,253	Core-Mark Holding Company, Inc.	2,540,556
2,629	CSS Industries, Inc.	71,772
3,237	Culp, Inc.	97,142
200	Daiichikosho Company, Ltd.	6,670
2,350	Dana Holding Corporation	39,480
6,000	Debenhams plc	8,252
14,772	Del Frisco’s Restaurant Group, Inc.[a]	198,979
5,667	Delphi Automotive plc	471,438
5,093	Discovery Communications, Inc., Class Aa	149,938
9,630	DISH Network Corporation[a]	606,401
11,262	Dollar Tree, Inc.[a]	737,548
6,685	Domino’s Pizza, Inc.	713,089
1,058	Dorman Products, Inc.[a]	49,387
1,579	Drew Industries, Inc.	94,472
8,190	DSW, Inc.	204,259
2,400	Echo Entertainment Group, Ltd.	8,674
4,800	EDION Corporation	36,006
500	Electrolux AB	14,710
27,600	Enterprise Inns plc[a]	45,640
3,229	Ethan Allen Interiors, Inc.	87,861
300	Eutelsat Communications	9,888
12,690	Finish Line, Inc.	236,415
24,400	Ford Motor Company	361,364
3,063	Fossil, Inc.[a]	166,658
3,174	Fred’s, Inc.	43,896
4,700	Gap, Inc.	127,934
12,220	Gentex Corporation	200,286
600	Geo Holdings Corporation	8,978
43,354	G-III Apparel Group, Ltd.[a]	2,388,372
3,000	Gunze, Ltd.	9,529
1,900	Hakuhodo Dy Holdings, Inc.	19,963
1,854	Harley-Davidson, Inc.	91,680
11,279	Harman International Industries, Inc.	1,240,239
1,700	Haseko Corporation	17,284
4,202	Haverty Furniture Companies, Inc.	98,369
1,600	Heiwa Corporation	29,536
2,250	Hilton Worldwide Holdings, Inc.	56,228
21,560	Home Depot, Inc.[b]	2,665,678
19,660	Houghton Mifflin Harcourt Company[a]	385,139
3,400	Inchcape plc	41,815
1,600	Informa plc	13,993
500	Intertek Group plc	20,193
1,776	Interval Leisure Group, Inc.	31,346
720	iRobot Corporation[a]	21,607
7,460	Jack in the Box, Inc.	555,994
28,395	Jarden Corporation[a]	1,272,096
1,600	JB Hi-Fi, Ltd.	20,358
500	JM AB	14,132
19,142	Kate Spade & Company[a]	343,982
9,010	Krispy Kreme Doughnuts, Inc.[a]	123,347
20,477	Las Vegas Sands Corporation	1,013,816
7,310	La-Z-Boy, Inc.	208,700
528	Liberty Broadband Corporation[a]	28,391
6,850	Liberty Interactive Corporation[a]	187,485
10,374	Limited Brands, Inc.	995,697
4,273	Lithia Motors, Inc.	501,607
13,230	LKQ Corporation[a]	391,740
5,600	Lookers plc	15,152
3,790	Lowe’s Companies, Inc.	279,816
1,430	Lululemon Athletica, Inc.[a]	70,313
5,290	Macy’s, Inc.	269,684
7,959	Marriott International, Inc.	611,092
9,400	Marston’s plc	23,380
16,792	MDC Partners, Inc.	348,938
1,836	Meritage Homes Corporation[a]	64,737
560	Movado Group, Inc.	14,414
7,186	National CineMedia, Inc.	102,041
5,600	Nautilus, Inc.[a]	95,424
2,031	New Media Investment Group, Inc.	32,699
25,570	NIKE, Inc.	3,350,437
1,600	NOK Corporation	37,599
25,903	Nord Anglia Education, Inc.[a]	507,699
33,710	Nutrisystem, Inc.	779,712
5,434	O’Reilly Automotive, Inc.[a]	1,501,197
28,434	Oxford Industries, Inc.	2,070,564
1,000	PanaHome Corporation	7,116
7,040	Papa John’s International, Inc.	493,997
38,743	Papa Murphy’s Holdings, Inc.[a]	535,041
3,500	Persimmon plc	107,336
2,130	Pier 1 Imports, Inc.	15,805
9,834	PVH Corporation	894,402
2,717	Ralph Lauren Corporation	300,962
7,103	Red Robin Gourmet Burgers, Inc.[a]	531,944
640	Rent-A-Center, Inc.	11,770
5,299	Restoration Hardware Holdings, Inc.[a]	546,274
24,337	Ross Stores, Inc.	1,230,965
2,350	Ruby Tuesday, Inc.[a]	12,291
1,760	Ruth’s Hospitality Group, Inc.	27,298
5,390	Scripps Networks Interactive, Inc.	323,831
3,150	Sherwin-Williams Company	840,514
900	SHOWA Corporation	8,342
1,550	Shutterfly, Inc.[a]	64,651
3,570	Signet Jewelers, Ltd.	538,856
11,946	Skechers USA, Inc.[a]	372,715
10,270	Sonic Corporation	293,106

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value
Consumer Discretionary (7.8%) - continued
1,200	Sports Direct International plc[a]	$12,875
5,588	Sportsman’s Warehouse Holdings, Inc.[a]	60,127
47,070	Staples, Inc.	611,439
57,900	Starbucks Corporation	3,622,803
21,535	Starwood Hotels & Resorts Worldwide, Inc.	1,720,000
3,924	Stein Mart, Inc.	34,767
2,800	Sumitomo Forestry Company, Ltd.	33,490
1,400	Sumitomo Rubber Industries, Ltd.	20,823
1,000	Takashimaya Company, Ltd.	8,939
400	Tamron Company, Ltd.	7,989
15,300	Target Corporation	1,180,854
2,800	Tatts Group, Ltd.	7,862
13,300	Taylor Wimpey plc	40,516
11,991	Tenneco, Inc.[a]	678,571
16,600	Time, Inc.	308,428
21,013	Toll Brothers, Inc.[a]	755,838
2,750	Tower International, Inc.[a]	75,543
3,171	Tractor Supply Company	292,969
48,519	Tuesday Morning Corporation[a]	262,488
3,200	UBM plc	25,209
2,719	Ulta Salon Cosmetics & Fragrance, Inc.[a]	472,997
8,078	Under Armour, Inc.[a]	768,056
7,510	Vail Resorts, Inc.	857,417
200	Valora Holding AG	40,224
5,237	VF Corporation	353,602
2,000	Wacoal Holdings Corporation	25,097
2,300	WH Smith plc	60,337
760	Winnebago Industries, Inc.	15,952
2,100	WPP plc	47,075
5,900	Wyndham Worldwide Corporation	479,965
400	Yokohama Rubber Company, Ltd.	7,689
16,000	Yum! Brands, Inc.	1,134,560
15,328	Zoe’s Kitchen, Inc.[a]	527,743

	Total	66,570,420

Consumer Staples (1.5%)
500	AarhusKarlshamn AB	36,002
24,150	Altria Group, Inc.	1,460,351
12,450	Avon Products, Inc.	50,174
1,400	Axfood AB	25,264
297	Bakkafrost PF	9,540
9,900	Blue Buffalo Pet Products, Inc.[a]	177,606
2,116	Boston Beer Company, Inc.[a]	464,652
100	British American Tobacco plc	5,941
1,100	Britvic plc	11,825
790	Calavo Growers, Inc.	40,614
12,000	Campbell Soup Company	609,480
300	Carrefour SA	9,776
11,942	Casey’s General Stores, Inc.	1,268,479
41,800	Coca-Cola Company	1,770,230
1,250	Coca-Cola Enterprises, Inc.	64,175
2,400	Coca-Cola HBC AG	57,183
300	Cranswick plc	7,931
1,870	CVS Health Corporation	184,719
2,544	Edgewell Personal Care Company	215,502
1,300	Energizer Holdings, Inc.	55,679
2,030	Flowers Foods, Inc.	54,810
11,637	Hain Celestial Group, Inc.[a]	580,104
400	Henkel AG & Company KGaA	36,921
200	ICA Gruppen AB	7,135
2,800	Imperial Tobacco Group plc	150,774
660	Ingles Markets, Inc.	32,960
4,290	Ingredion, Inc.	407,807
1,100	Japan Tobacco, Inc.	38,073
600	Jeronimo Martins SGPS SA	8,422
1,100	Kao Corporation	56,473
100	Kerry Group plc	8,110
530	Kimberly-Clark Corporation	63,446
7,000	Koninklijke Ahold NV	142,399
200	KOSE Corporation	19,532
2,080	Lancaster Colony Corporation	236,538
900	Marks and Spencer Group plc	7,107
100	Matsumotokiyoshi Holdings Company, Ltd.	4,282
3,860	Molson Coors Brewing Company	340,066
3,000	Mondelez International, Inc.	138,480
7,839	Monster Beverage Corporation[a]	1,068,612
1,500	Nestle SA	114,561
1,000	Nippon Meat Packers, Inc.	20,859
2,000	Nisshin Oillio Group, Ltd.	7,426
3,950	PepsiCo, Inc.	403,651
2,303	Philip Morris International, Inc.	203,585
3,261	Pinnacle Foods, Inc.	143,745
872	PriceSmart, Inc.	74,975
300	Royal Unibrew AS	11,879
1,296	SalMar ASA	21,203
6,192	SpartanNash Company	172,757
600	Suedzucker AG	11,197
300	Sugi Holdings Company, Ltd.	14,578
100	Sundrug Company, Ltd.	5,268
9,650	SUPERVALU, Inc.[a]	63,401
300	Svenska Cellulosa AB SCA	8,836
1,700	Swedish Match AB	53,441
980	Tootsie Roll Industries, Inc.	31,105
100	TSURUHA Holdings, Inc.	7,922
10,211	United Natural Foods, Inc.[a]	515,145
4,020	Universal Corporation	217,120
9,630	WhiteWave Foods Company[a]	394,637

	Total	12,424,465

Energy (7.1%)
3,490	Antero Resources Corporation[a]	82,259
13,239	Atwood Oceanics, Inc.	219,105
200	Azrieli Group, Ltd.	7,838
56,555	Baker Hughes, Inc.	2,979,317
4,444	Basic Energy Services, Inc.[a]	16,487
12,440	Bonanza Creek Energy, Inc.[a]	70,784
564	Bristow Group, Inc.	19,588
3,700	C&J Energy Services, Inc.[a]	18,463
18,554	Callon Petroleum Company[a]	161,049
45,187	Cameron International Corporation[a]	3,073,168
78,646	Canadian Natural Resources, Ltd.	1,826,160
16,718	Chevron Corporation[b]	1,519,332
820	Cimarex Energy Company	96,809
1,042	Clayton Williams Energy, Inc.[a]	62,072
254,869	Cobalt International Energy, Inc.[a]	1,954,845
1,010	Columbia Pipeline Group, Inc.	20,978
24,979	Concho Resources, Inc.[a]	2,895,316
4,550	Delek US Holdings, Inc.	123,760
65,630	Denbury Resources, Inc.	232,330
1,100	Devon Energy Corporation	46,123
6,320	Diamond Offshore Drilling, Inc.	125,642
5,023	Diamondback Energy, Inc.[a]	370,898
670	Dril-Quip, Inc.[a]	41,245
630	Energen Corporation	36,635
15,860	Ensco plc	263,752
57,376	EOG Resources, Inc.	4,925,730
7,740	EP Energy Corporation[a]	42,647
60,223	EQT Corporation	3,978,934

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value
Energy (7.1%) - continued
3,900	ERG SPA	$55,362
10,270	Exterran Holdings, Inc.	223,270
31,850	Exxon Mobil Corporation	2,635,269
1,911	Forum Energy Technologies, Inc.[a]	25,321
4,700	Frank’s International NV	80,652
2,500	Green Plains, Inc.	51,275
4,240	Gulfport Energy Corporation[a]	129,193
30,950	Halliburton Company	1,187,861
2,840	Helix Energy Solutions Group, Inc.[a]	16,415
9,323	Helmerich & Payne, Inc.	524,605
6,862	HollyFrontier Corporation	336,032
500	Hornbeck Offshore Services, Inc.[a]	6,755
26,264	Laredo Petroleum Holdings, Inc.[a]	301,511
152,582	Marathon Oil Corporation	2,804,457
88,088	Marathon Petroleum Corporation	4,562,958
970	National Oilwell Varco, Inc.	36,511
1,640	Newfield Exploration Company[a]	65,912
18,680	Noble Corporation	251,620
2,985	Noble Energy, Inc.	106,982
121,204	Oasis Petroleum, Inc.[a]	1,409,603
1,225	Oceaneering International, Inc.	51,475
1,085	Oil States International, Inc.[a]	32,561
19,850	Parsley Energy, Inc.[a]	351,941
33,001	Patterson-UTI Energy, Inc.	491,385
2,190	PBF Energy, Inc.	74,460
178,373	Petroleo Brasileiro SA ADR[a]	870,460
30,670	Rice Energy, Inc.[a]	468,024
118,461	Rowan Companies plc	2,331,313
900	Royal Dutch Shell plc, Class B	23,566
1,760	RSP Permian, Inc.[a]	48,259
25,547	Schlumberger, Ltd.	1,996,754
1,400	SemGroup Corporation	63,770
1,800	Showa Shell Sekiyu KK	15,888
6,426	SM Energy Company	214,307
94,492	Southwestern Energy Company[a]	1,043,192
127,009	Suncor Energy, Inc. ADR	3,775,978
4,140	Superior Energy Services, Inc.	58,622
16,827	Teekay Tankers, Ltd.	128,558
4,523	Tesco Corporation	36,184
480	Tesoro Corporation	51,326
2,510	TETRA Technologies, Inc.[a]	16,917
3,000	TonenGeneral Sekiyu KK	31,169
76,105	Total SA ADR	3,670,544
21,389	U.S. Silica Holdings, Inc.	386,285
1,300	Unit Corporation[a]	16,393
348,167	Weatherford International, Ltd.[a]	3,565,230
4,310	Western Refining, Inc.	179,382
1,110	Whiting Petroleum Corporation[a]	19,125
1,440	World Fuel Services Corporation	64,022
5,320	WPX Energy, Inc.[a]	36,495

	Total	60,136,415

Financials (6.9%)
537	Acadia Realty Trust	17,662
490	ACE, Ltd.	55,635
400	AEON Financial Service Company, Ltd.	9,994
10,986	Affiliated Managers Group, Inc.[a]	1,980,336
7,920	Alexandria Real Estate Equities, Inc.	710,741
1,900	Allianz SE	332,629
12,350	Allied World Assurance Company Holdings AG	449,046
9,360	American Assets Trust, Inc.	394,618
9,960	American Campus Communities, Inc.	404,077
10,130	American Equity Investment Life Holding Company	260,138
8,350	American Financial Group, Inc.	602,786
3,950	American International Group, Inc.	249,087
1,510	Amerisafe, Inc.	82,642
18,990	Anworth Mortgage Asset Corporation	90,582
2,000	Aozora Bank, Ltd.	7,310
7,955	Argo Group International Holdings, Ltd.	497,347
10,439	Arthur J. Gallagher & Company	456,497
1,040	Ashford Hospitality Prime, Inc.	15,288
6,900	Aspen Insurance Holdings, Ltd.	335,409
40,200	Assured Guaranty, Ltd.	1,103,088
4,900	Australia & New Zealand Banking Group, Ltd.	94,767
3,880	BancorpSouth, Inc.	96,728
8,200	Bank Hapoalim, Ltd.	42,684
4,645	Bank Leumi Le-Israel BMa	17,625
9,180	Bank of America Corporation	154,040
9,750	Bank of New York Mellon Corporation	406,087
2,100	Bank of Queensland, Ltd.	19,468
20,017	Bank of the Ozarks, Inc.	1,001,250
15,000	Bank of Yokohama, Ltd.	93,617
1,680	BankFinancial Corporation	20,714
24,900	BB&T Corporation	925,035
29,303	BBCN Bancorp, Inc.	491,997
1,400	Bendigo and Adelaide Bank, Ltd.	10,621
5,100	BinckBank NV	44,862
2,250	Blackstone Group, LP	74,385
200	Bolsas y Mercados Espanoles SA	7,176
4,600	Boston Private Financial Holdings, Inc.	52,716
7,270	Brandywine Realty Trust	98,145
1,500	British Land Company plc	20,092
15,079	Brixmor Property Group, Inc.	386,324
5,260	Brookline Bancorp, Inc.	59,701
3,810	Camden Property Trust	281,140
1,600	Capital One Financial Corporation	126,240
2,300	Capital Shopping Centres Group plc	12,244
6,900	CapitaMall Trust	9,728
6,390	Cathay General Bancorp	200,007
3,650	CBRE Group, Inc.[a]	136,072
15,177	Cedar Realty Trust, Inc.	106,087
1,850	Charles Schwab Corporation	56,462
790	Chatham Lodging Trust	18,083
2,000	Chiba Bank, Ltd.	14,590
25,180	Citigroup, Inc.	1,338,821
2,570	Clifton Bancorp, Inc.	37,471
42,710	CNO Financial Group, Inc.	820,459
2,100	CNP Assurances	29,955
40,864	CoBiz Financial, Inc.	509,165
3,795	Columbia Banking System, Inc.	126,449
1,600	Comerica, Inc.	69,440
5,600	Corporate Office Properties Trust	128,800
1,350	Corrections Corporation of America	38,475
700	Daiwa House Industry Company, Ltd.	18,375
100	Derwent London plc	5,972
200	Deutsche Wohnen AG	5,638
9,800	DEXUS Property Group	53,796
4,140	Digital Realty Trust, Inc.	306,194
4,700	Direct Line Insurance Group plc	28,509
2,172	DnB ASA	27,654
577	Douglas Emmett, Inc.	17,627
17,680	Duke Realty Corporation	365,976
3,619	East West Bancorp, Inc.	146,171
770	Education Realty Trust, Inc.	27,651
4,153	Employers Holdings, Inc.	109,930
17,840	Encore Capital Group, Inc.[a]	726,088

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value
Financials (6.9%) - continued
7,240	Equity One, Inc.	$192,439
24,156	Essent Group, Ltd.[a]	582,160
12,100	EverBank Financial Corporation	208,846
19,115	Evercore Partners, Inc.	1,032,210
923	Everest Re Group, Ltd.	164,266
3,820	Extra Space Storage, Inc.	302,697
22,250	F.N.B. Corporation	299,708
800	FCB Financial Holdings, Inc.[a]	28,448
2,110	FelCor Lodging Trust, Inc.	16,985
38,750	Fifth Third Bancorp	738,187
8,855	First Commonwealth Financial Corporation	81,377
380	First Defiance Financial Corporation	14,554
870	First Financial Bankshares, Inc.	28,936
850	First Financial Corporation	29,130
5,000	First Horizon National Corporation	70,900
6,550	First Industrial Realty Trust, Inc.	142,004
570	First Interstate BancSystem, Inc.	16,165
7,450	First Midwest Bancorp, Inc.	132,759
680	First NBC Bank Holding Company[a]	25,289
6,351	First Potomac Realty Trust	74,878
27,524	First Republic Bank	1,797,592
5,200	FlexiGroup, Ltd.	11,296
1,165	FlexiGroup, Ltd. Rights[a,c]	703
16,710	Franklin Resources, Inc.	681,100
13,650	Franklin Street Properties Corporation	142,233
6,200	Frasers Centrepoint Trust	8,646
14,000	Fukuoka Financial Group, Inc.	73,670
5,547	Genworth Financial, Inc.[a]	25,960
490	German American Bancorp, Inc.	15,352
1,240	Getty Realty Corporation	20,931
5,054	Glacier Bancorp, Inc.	138,277
6,482	Green Bancorp, Inc.[a]	79,405
900	Hamborner REIT AG	9,568
1,800	Hang Seng Bank, Ltd.	33,023
53,365	Hanmi Financial Corporation	1,360,808
800	Hannover Rueckversicherung SE	92,488
3,430	Hanover Insurance Group, Inc.	288,977
18,800	Hartford Financial Services Group, Inc.	869,688
5,435	Hatteras Financial Corporation	77,775
1,000	Henderson Land Development Company, Ltd.	6,387
3,780	HFF, Inc.	130,486
2,550	Highwoods Properties, Inc.	110,797
3,000	Hokuhoku Financial Group, Inc.	6,661
6,482	Home BancShares, Inc.	278,207
930	Hometrust Bancshares, Inc.[a]	17,614
16,480	Hospitality Properties Trust	442,323
28,948	Host Hotels & Resorts, Inc.	501,669
12,247	Houlihan Lokey, Inc.[a]	268,332
35,900	HSBC Holdings plc	280,484
4,240	Hudson Pacific Properties, Inc.	121,137
1,900	Hufvudstaden AB	26,846
131,561	Huntington Bancshares, Inc.	1,443,224
14,000	Hysan Development Company, Ltd.	62,097
700	IG Group Holdings plc	8,136
2,050	Inland Real Estate Corporation	18,142
9,638	Intercontinental Exchange, Inc.	2,432,631
6,300	Intermediate Capital Group plc	54,831
4,330	Invesco, Ltd.	143,626
4,200	Investa Office Fund	12,021
9,100	Investec plc	75,805
25,730	Investors Bancorp, Inc.	321,882
20,531	J.P. Morgan Chase & Company	1,319,117
31,770	Janus Capital Group, Inc.	493,388
4	Japan Logistics Fund, Inc.	7,481
200	Julius Baer Group, Ltd.	9,917
11,219	Kennedy-Wilson Holdings, Inc.	275,090
33,790	KeyCorp	419,672
1,908	Kilroy Realty Corporation	125,623
3,970	Kite Realty Group Trust	104,848
2,630	Lamar Advertising Company	148,411
2,636	LaSalle Hotel Properties	77,525
3,868	Lazard, Ltd.	179,166
1,800	Legg Mason, Inc.	80,550
1,247	Lincoln National Corporation	66,727
11,000	Link REIT	65,722
1,100	London Stock Exchange Group plc	43,067
3,520	M&T Bank Corporation	421,872
100	Macquarie Group, Ltd.	6,055
700	Mediobanca SPA	7,040
4,160	MetLife, Inc.	209,581
8,000	Mitsubishi UFJ Financial Group, Inc.	51,740
5,320	Monmouth Real Estate Investment Corporation	55,381
17,270	Morgan Stanley	569,392
5,440	MSCI, Inc.	364,480
200	Muenchener Rueckversicherungs- Gesellschaft AG	39,879
11,470	NASDAQ OMX Group, Inc.	663,998
3,224	National Interstate Corporation	92,529
24,552	Navient Corporation	323,841
1,280	Navigators Group, Inc.[a]	109,248
31,000	New World Development Company, Ltd.	33,065
14,100	Nordea Bank AB	155,574
7,810	Northern Trust Corporation	549,746
17,030	NorthStar Asset Management Corporation, Inc.	249,149
2,000	Ogaki Kyoritsu Bank, Ltd.	7,793
2,500	Old Mutual plc	8,171
680	One Liberty Properties, Inc.	16,021
8,090	Oritani Financial Corporation	128,793
4,100	Oversea-Chinese Banking Corporation, Ltd.	26,354
27,692	PacWest Bancorp	1,247,248
14,600	Parkway Properties, Inc.	244,258
23,909	Pebblebrook Hotel Trust	817,210
1,360	Pennsylvania Real Estate Investment Trust	30,573
1,610	PennyMac Financial Services, Inc.[a]	26,629
2,300	Post Properties, Inc.	137,402
1,587	Potlatch Corporation	49,578
13,230	Primerica, Inc.	630,145
2,628	ProAssurance Corporation	139,179
4,600	Progressive Corporation	152,398
9,040	Provident Financial Services, Inc.	183,693
363	PS Business Parks, Inc.	31,142
13,540	Radian Group, Inc.	195,924
15,580	Ramco-Gershenson Properties Trust	261,744
12,795	Raymond James Financial, Inc.	705,132
2,620	Realogy Holdings Corporation[a]	102,442
2,446	Redwood Trust, Inc.	32,483
8,500	Renasant Corporation	294,355
3,400	Resona Holdings, Inc.	17,991
4,800	Retail Properties of America, Inc.	71,856
4,714	RLJ Lodging Trust	118,274
1,110	Rouse Properties, Inc.	19,525
4,143	Safeguard Scientifics, Inc.[a]	73,538
544	Safety Insurance Group, Inc.	31,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value
Financials (6.9%) - continued
200	Sampo Oyj	$9,776
5,487	Sandy Spring Bancorp, Inc.	150,893
1,200	Schroders plc	55,060
3,530	Selective Insurance Group, Inc.	128,810
930	Sierra Bancorp	15,075
1,400	Signature Bank[a]	208,488
980	Silver Bay Realty Trust Corporation REIT	15,876
8,300	Skandinaviska Enskilda Banken AB	87,157
159,505	SLM Corporation[a]	1,126,105
2,263	State Auto Financial Corporation	53,973
24,400	Stockland	70,029
990	Store Capital Corporation	22,443
10,000	Sumitomo Mitsui Trust Holdings, Inc.	38,385
16,522	Summit Hotel Properties, Inc.	216,108
6,529	SVB Financial Group[a]	796,995
1,900	Swiss Re AG	176,379
48,790	Synovus Financial Corporation	1,543,228
300	Talanx AG	9,613
28,650	Talmer Bancorp, Inc.	481,893
16,751	TD Ameritrade Holding Corporation	577,407
21,260	Terreno Realty Corporation	475,799
920	Territorial Bancorp, Inc.	25,650
1,160	TriCo Bancshares	30,578
4,170	TrustCo Bank Corporation	25,979
2,050	U.S. Bancorp	86,469
3,600	UBS Group AG	71,901
1,791	UMH Properties, Inc.	17,713
1,290	Union Bankshares Corporation	32,315
5,500	United Overseas Bank, Ltd.	79,864
890	Urstadt Biddle Properties, Inc.	17,889
2,401	W.R. Berkley Corporation	134,048
1,100	Wallenstam AB	9,742
1,314	Washington Real Estate Investment Trust	35,491
7,960	Webster Financial Corporation	295,316
11,550	Wells Fargo & Company	625,317
37,070	Western Alliance Bancorp[a]	1,325,253
2,560	Western Asset Mortgage Capital Corporation	29,235
600	Westpac Banking Corporation	13,364
26	Westpac Banking Corporation Rights[a]	91
1,440	Whitestone REIT	17,798
10,600	Wing Tai Holdings, Ltd.	13,191
1,120	Wintrust Financial Corporation	56,549
1,236	WSFS Financial Corporation	39,268
4,304	XL Group plc	163,896
45,490	Zions Bancorporation	1,308,747

	Total	58,580,389

Health Care (6.9%)
1,150	Abaxis, Inc.	57,741
37,420	Abbott Laboratories	1,676,416
9,659	ABIOMED, Inc.[a]	711,482
19,960	Acadia Healthcare Company, Inc.[a]	1,225,744
1,850	Acceleron Pharma, Inc.[a]	57,739
32,867	Acorda Therapeutics, Inc.[a]	1,184,527
12,878	Actavis, Inc.[a]	3,972,477
100	Actelion, Ltd.	13,881
12,590	Aetna, Inc.	1,445,080
18,450	Affymetrix, Inc.[a]	169,740
38,739	Akorn, Inc.[a]	1,035,881
10,060	Alexion Pharmaceuticals, Inc.[a]	1,770,560
19,608	Align Technology, Inc.[a]	1,283,540
4,719	Allscripts Healthcare Solutions, Inc.[a]	66,349
7,730	AmerisourceBergen Corporation	746,022
3,250	Amgen, Inc.	514,085
38,704	AMN Healthcare Services, Inc.[a]	1,098,032
2,000	AmSurg Corporation[a]	140,180
2,678	Anacor Pharmaceuticals, Inc.[a]	301,034
5,853	Analogic Corporation	512,840
900	Astellas Pharmaceutical, Inc.	13,063
5,515	Asterias Biotherapeutics, Inc.[a]	25,259
322	Atrion Corporation	118,818
1,450	Baxalta, Inc.	49,967
5,375	BioMarin Pharmaceutical, Inc.[a]	629,090
500	Bio-Rad Laboratories, Inc.[a]	69,740
3,206	C.R. Bard, Inc.	597,438
13,450	Cambrex Corporation[a]	618,296
1,200	Cardinal Health, Inc.	98,640
28,933	Cardiovascular Systems, Inc.[a]	396,382
19,772	Centene Corporation[a]	1,176,039
46,170	Cerner Corporation[a]	3,060,609
840	CONMED Corporation	34,070
4,475	Cooper Companies, Inc.	681,811
200	CSL, Ltd.	13,294
52,356	Depomed, Inc.[a]	916,230
7,020	Edwards Lifesciences Corporation[a]	1,103,193
4,653	Ensign Group, Inc.	196,170
22,850	Envision Healthcare Holdings, Inc.[a]	644,370
1,300	Essilor International SA	170,643
9,653	EXACT Sciences Corporation[a]	80,409
67,611	ExamWorks Group, Inc.[a]	1,909,335
750	Express Scripts Holding Company[a]	64,785
100	Fresenius Medical Care AG & Company	9,001
100	Gerresheimer AG	7,797
21,400	Gilead Sciences, Inc.	2,313,982
5,840	Globus Medical, Inc.[a]	130,524
9,910	Greatbatch, Inc.[a]	529,689
8,810	HCA Holdings, Inc.[a]	606,040
3,040	HealthSouth Corporation	105,883
2,240	Healthways, Inc.[a]	26,365
1,500	Hikma Pharmaceuticals plc	49,983
3,200	Hill-Rom Holdings, Inc.	168,608
16,230	Hologic, Inc.[a]	630,698
1,050	ICON plc[a]	67,064
23,315	Impax Laboratories, Inc.[a]	807,398
18,007	Inogen, Inc.[a]	769,619
12,872	Intersect ENT, Inc.[a]	246,628
42,901	Ironwood Pharmaceuticals, Inc.[a]	487,355
400	Kaken Pharmaceutical Company, Ltd.	27,646
10,760	Kindred Healthcare, Inc.	144,184
3,360	LivaNova plc[a]	222,701
200	Lonza Group AG	29,356
2,600	Magellan Health Services, Inc.[a]	138,840
2,020	MedAssets, Inc.[a]	47,834
1,496	Medtronic, Inc.	110,584
3,570	Merck & Company, Inc.	195,136
1,750	Mettler-Toledo International, Inc.[a]	544,232
970	Molina Healthcare, Inc.[a]	60,140
14,148	Mylan NVa	623,785
1,963	National Healthcare Corporation	128,145
580	Neogen Corporation[a]	31,349
13,955	Neurocrine Biosciences, Inc.[a]	685,051
900	Nichi-iko Pharmaceutical Company, Ltd.	24,979
1,300	Novartis AG	117,765
1,400	Novo Nordisk AS	74,345
33,480	NuVasive, Inc.[a]	1,578,917
2,890	NxStage Medical, Inc.[a]	48,292

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value
Health Care (6.9%) - continued
300	Otsuka Holdings Company, Ltd.	$9,984
300	Paramount Bed Holdings Company, Ltd.	9,623
6,128	Perrigo Company plc	966,631
56,790	Pfizer, Inc.	1,920,638
4,450	PharMerica Corporation[a]	127,136
1,500	Providence Service Corporation[a]	77,475
1,850	Puma Biotechnology, Inc.[a]	152,477
3,550	Quest Diagnostics, Inc.	241,222
5,090	Quintiles Transnational Holdings, Inc.[a]	323,979
300	Recordati SPA	7,457
1,500	Roche Holding AG ADR	50,865
950	Sagent Pharmaceuticals, Inc.[a]	15,969
200	Sanofi	20,175
8,250	Spectrum Pharmaceuticals, Inc.[a]	42,982
400	Suzuken Company, Ltd.	15,310
28,213	Team Health Holdings, Inc.[a]	1,683,470
28,689	Teleflex, Inc.	3,815,637
100	Teva Pharmaceutical Industries, Ltd.	5,937
4,045	Triple-S Management Corporation[a]	83,287
9,400	UnitedHealth Group, Inc.	1,107,132
11,454	Universal Health Services, Inc.	1,398,419
1,340	Vanda Pharmaceuticals, Inc.[a]	14,392
2,060	VCA Antech, Inc.[a]	112,826
40,545	Veeva Systems, Inc.[a]	1,028,627
17,062	Vertex Pharmaceuticals, Inc.[a]	2,128,314
3,470	Waters Corporation[a]	443,466
2,620	Wellcare Health Plans, Inc.[a]	232,132
4,400	West Pharmaceutical Services, Inc.	264,044

	Total	58,740,522

Industrials (6.3%)
7,510	3M Company	1,180,647
1,880	A.O. Smith Corporation	144,422
400	Aalberts Industries NV	12,968
2,100	AAR Corporation	47,649
7,030	ABM Industries, Inc.	199,652
500	Adecco SA	37,168
18,390	ADT Corporation	607,606
4,324	Aegion Corporation[a]	83,410
190	AerCap Holdings NVa	7,885
900	Aida Engineering, Ltd.	8,577
10,300	Air New Zealand, Ltd.	20,261
500	Airbus Group NV	34,818
2,900	Alaska Air Group, Inc.	221,125
18,800	AMETEK, Inc.	1,030,616
7,269	Applied Industrial Technologies, Inc.	300,282
2,550	Argan, Inc.	94,223
5,000	Asahi Glass Company, Ltd.	28,627
2,144	Astec Industries, Inc.	69,680
9,620	AZZ, Inc.	532,275
7,914	B/E Aerospace, Inc.	371,562
5,600	BAE Systems plc	37,881
4,774	Beacon Roofing Supply, Inc.[a]	168,952
6,950	Boeing Company	1,029,086
1,320	Brady Corporation	30,030
6,080	Brink’s Company	188,358
9,100	Caterpillar, Inc.	664,209
2,000	Central Glass Company, Ltd.	9,872
400	Central Japan Railway Company	72,965
1,775	CIRCOR International, Inc.	81,508
25,184	CLARCOR, Inc.	1,255,674
4,699	Comfort Systems USA, Inc.	150,039
16,220	Copart, Inc.[a]	587,326
4,460	Corporate Executive Board Company	333,430
300	Croda International plc	13,382
4,100	CSX Corporation	110,659
1,900	CTT-Correios de Portugal SA	21,581
1,021	Cubic Corporation	45,792
750	Cummins, Inc.	77,632
10,300	Curtiss-Wright Corporation	716,468
1,000	Dai Nippon Printing Company, Ltd.	10,342
9,250	Danaher Corporation	863,117
1,200	Dart Group plc	8,755
53,470	Delta Air Lines, Inc.	2,718,415
800	Deutsche Post AG	23,765
3,990	DigitalGlobe, Inc.[a]	59,571
5,770	Donaldson Company, Inc.	174,254
400	DSV AS	16,232
200	easyJet plc	5,388
3,600	Eaton Corporation	201,276
200	Elbit Systems, Ltd.	15,851
26,123	EMCOR Group, Inc.	1,261,218
6,670	Equifax, Inc.	710,822
3,465	ESCO Technologies, Inc.	128,517
12,500	Expeditors International of Washington, Inc.	622,375
7,350	Federal Signal Corporation	110,691
2,290	Flowserve Corporation	106,164
100	Flughafen Wien Aktiengesellschaft	9,413
21,180	Fortune Brands Home and Security, Inc.	1,108,349
2,453	Franklin Electric Company, Inc.	80,851
30,128	FTI Consulting, Inc.[a]	1,024,653
2,267	G & K Services, Inc.	149,214
764	Galliford Try plc	17,599
5,318	Gibraltar Industries, Inc.[a]	134,652
400	Go-Ahead Group plc	14,953
30,052	Granite Construction, Inc.	986,908
12,332	H&E Equipment Services, Inc.	238,131
700	Hamburger Hafen und Logistik AG	10,125
1,000	Hankyu Hanshin Holdings, Inc.	6,514
750	Hawaiian Holdings, Inc.[a]	26,025
21,272	Healthcare Services Group, Inc.	792,595
13,763	Heico Corporation	694,206
1,203	Hillenbrand, Inc.	35,693
16,116	HNI Corporation	692,021
889	Honeywell International, Inc.	91,816
100	Hoshizaki Electric Company, Ltd.	7,231
2,063	Hub Group, Inc.[a]	82,479
5,200	Huntington Ingalls Industries, Inc.	623,688
32,733	Huron Consulting Group, Inc.[a]	1,581,004
1,550	Illinois Tool Works, Inc.	142,507
600	Inaba Denki Sangyo Company, Ltd.	18,722
1,150	Ingersoll-Rand plc	68,149
4,490	Insperity, Inc.	208,605
1,900	Intrum Justitia AB	68,167
7,300	ITOCHU Corporation	91,345
400	Jardine Matheson Holdings, Ltd.	21,751
8,449	JB Hunt Transport Services, Inc.	645,250
620	John Bean Technologies Corporation	27,813
100	Jungheinrich AG	7,388
2,253	Kaman Corporation	87,619
3,430	KAR Auction Services, Inc.	131,712
3,885	Kforce, Inc.	109,207
2,700	KITZ Corporation	12,427
600	KONE Oyj	25,590
600	Koninklijke Boskalis Westminster NV	29,121
28,834	Korn/Ferry International	1,048,693
3,212	Landstar System, Inc.	202,484
900	Lincoln Electric Holdings, Inc.	53,829

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value
Industrials (6.3%) - continued
2,750	Lockheed Martin Corporation	$604,532
9,305	Manpower, Inc.	854,013
18,650	Masco Corporation	540,850
716	Matthews International Corporation	41,335
4,216	McGrath Rentcorp	126,691
200	MEITEC Corporation	7,264
14,810	Meritor, Inc.[a]	160,985
7,991	Middleby Corporation[a]	934,468
6,823	Mine Safety Appliances Company	296,664
1,100	MIRAIT Holdings Corporation	9,532
1,000	Mitsuboshi Belting, Ltd.	8,313
6,600	Mueller Water Products, Inc.	58,080
6,472	Navigant Consulting, Inc.[a]	111,318
6,743	Nielsen Holdings plc	320,360
1,200	Nikkon Holdings Company, Ltd.	23,182
1,000	Nippon Express Company, Ltd.	5,152
1,900	Nitto Kogyo Corporation	36,668
1,052	Nordson Corporation	74,944
2,700	Northrop Grumman Corporation	506,925
1,000	Obayashi Corporation	8,770
7,216	Old Dominion Freight Line, Inc.[a]	446,959
33,407	On Assignment, Inc.[a]	1,506,990
14,122	Oshkosh Corporation	580,273
2,600	Pentair, Ltd.	145,392
22,594	PGT, Inc.[a]	272,484
6,900	PowerSecure International, Inc.[a]	85,974
42,102	Progressive Waste Solutions, Ltd.	1,012,553
20,175	Proto Labs, Inc.[a]	1,308,147
800	Quanex Building Products Corporation	15,096
23,870	Raven Industries, Inc.	434,673
661	RBC Bearings, Inc.[a]	45,206
3,600	Rentokil Initial plc	8,563
3,700	Resources Connection, Inc.	66,415
2,050	Rexnord Corporation[a]	37,884
200	Rieter Holding AG	32,978
35,859	Ritchie Brothers Auctioneers, Inc.	931,258
7,660	Robert Half International, Inc.	403,376
300	Rockwell Automation, Inc.	32,748
4,017	Roper Industries, Inc.	748,568
2,730	Ryder System, Inc.	195,959
15,804	Saia, Inc.[a]	373,132
1,300	Siemens AG	130,577
38,110	Southwest Airlines Company	1,764,112
1,650	Spirit Aerosystems Holdings, Inc.[a]	87,021
14,428	Stericycle, Inc.[a]	1,751,126
1,549	Sun Hydraulics Corporation	45,370
22,350	Swift Transportation Company[a]	349,331
600	Teleperformance SA	47,089
11,234	Tennant Company	650,673
1,720	Tetra Tech, Inc.	46,268
5,436	Textron, Inc.	229,236
300	TKH Group NV	11,352
2,000	Toppan Printing Company, Ltd.	17,935
5,820	Toro Company	438,071
200	Travis Perkins plc	5,895
3,072	Triumph Group, Inc.	143,094
1,000	Tsubakimoto Chain Company	7,327
4,809	Tyco International plc	175,240
680	UniFirst Corporation	71,448
17,470	Union Pacific Corporation	1,560,944
650	United Parcel Service, Inc.	66,963
6,731	United Rentals, Inc.[a]	503,883
2,359	Universal Forest Products, Inc.	171,334
2,896	Universal Truckload Services, Inc.	46,278
2,200	Verisk Analytics, Inc.[a]	157,542
4,420	WABCO Holdings, Inc.[a]	496,057
17,815	WageWorks, Inc.[a]	855,476
17,890	Waste Connections, Inc.	974,647
2,668	Watsco, Inc.	328,244
5,340	Wesco Aircraft Holdings, Inc.[a]	66,536
8,740	West Corporation	208,099
1,246	Woodward, Inc.	56,693
400	Yuasa Trading Company, Ltd.	9,324

	Total	53,961,408

Information Technology (10.3%)
20,229	A10 Networks, Inc.[a]	145,244
4,000	Accenture plc	428,800
14,990	ACI Worldwide, Inc.[a]	359,010
3,070	Advanced Energy Industries, Inc.[a]	86,820
15,379	Agilent Technologies, Inc.	580,711
12,312	Akamai Technologies, Inc.[a]	748,816
25,720	Alibaba Group Holding, Ltd. ADR[a]	2,156,108
3,420	Alliance Data Systems Corporation[a]	1,016,800
3,690	Alphabet, Inc., Class Aa	2,720,969
3,841	Alphabet, Inc., Class Ca	2,730,221
700	Alps Electric Company, Ltd.	21,727
11,922	Ambarella, Inc.[a]	589,424
9,080	Amkor Technology, Inc.[a]	56,478
24,121	Amphenol Corporation	1,307,841
1,200	Analog Devices, Inc.	72,144
8,573	ANSYS, Inc.[a]	817,093
42,509	Apple, Inc.	5,079,825
36,354	Applied Materials, Inc.	609,657
8,450	Arista Networks, Inc.[a]	545,110
17,300	Aspen Technology, Inc.[a]	716,047
18,560	Atmel Corporation	141,056
3,250	AVG Technologies NVa	77,025
5,270	AVX Corporation	71,145
4,985	Belden, Inc.	319,190
4,770	Booz Allen Hamilton Holding Corporation	140,524
18,530	Broadridge Financial Solutions, Inc.	1,104,017
62,265	Brocade Communications Systems, Inc.	648,801
7,656	Brooks Automation, Inc.	84,522
1,800	Brother Industries, Ltd.	23,007
2,910	Cabot Microelectronics Corporation[a]	122,715
2,700	CACI International, Inc.[a]	262,008
800	Cadence Design Systems, Inc.[a]	17,776
1,500	Canon, Inc.	44,793
200	Cap Gemini SA	17,783
15,882	Cardtronics, Inc.[a]	547,929
1,300	Carsales.com, Ltd.	9,040
12,738	Cavium, Inc.[a]	903,761
1,450	Check Point Software Technologies, Ltd.[a]	123,163
19,777	Ciena Corporation[a]	477,417
53,980	Cisco Systems, Inc.	1,557,323
528	Citrix Systems, Inc.[a]	43,349
25,526	Cognex Corporation	959,778
6,350	Cognizant Technology Solutions Corporation[a]	432,498
3,300	Coherent, Inc.[a]	178,860
2,800	Comtech Telecommunications Corporation	67,648
12,803	Constant Contact, Inc.[a]	334,158
2,890	Convergys Corporation	74,186
11,530	CoreLogic, Inc.[a]	449,439
7,468	Cornerstone OnDemand, Inc.[a]	235,242
29,756	Criteo SA ADR[a]	1,132,513

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value
Information Technology (10.3%) - continued
1,200	Cvent, Inc.[a]	$37,932
17,596	Demandware, Inc.[a]	997,693
800	Dialog Semiconductor plc[a]	29,596
5,227	DST Systems, Inc.	638,478
400	DTS Corporation	9,455
15,150	eBay, Inc.[a]	422,685
4,917	Electro Rent Corporation	51,038
64,010	EMC Corporation	1,678,342
18,295	Envestnet, Inc.[a]	546,289
2,070	EVERTEC, Inc.	37,757
5,250	ExlService Holdings, Inc.[a]	232,365
5,067	F5 Networks, Inc.[a]	558,383
4,398	Fabrinet[a]	95,305
57,340	Facebook, Inc.[a]	5,846,960
20,458	FARO Technologies, Inc.[a]	691,276
13,821	FEI Company	997,738
2,000	FleetCor Technologies, Inc.[a]	289,720
3,500	FLIR Systems, Inc.	93,345
19,837	Fortinet, Inc.[a]	681,599
3,600	FUJIFILM Holdings NPV	143,600
9,878	Gartner, Inc.[a]	895,638
5,240	Glu Mobile, Inc.[a]	21,589
2,580	GrubHub, Inc.[a]	61,868
40,664	Guidewire Software, Inc.[a]	2,367,865
2,710	Harmonic, Inc.[a]	15,610
48,826	HomeAway, Inc.[a]	1,540,949
500	Hoya Corporation	20,633
6,562	IAC/InterActiveCorporation	439,720
8,698	Imperva, Inc.[a]	614,253
920	Infoblox, Inc.[a]	15,005
300	Ingenico Group	35,355
1,450	Intel Corporation	49,097
1,985	Intersil Corporation	26,897
1,100	IRESS, Ltd.	7,326
600	IT Holdings Corporation	14,833
500	ITOCHU Techno-Solutions Corporation	10,962
7,327	Ixia[a]	105,582
16,481	Juniper Networks, Inc.	517,339
7,664	Keysight Technologies, Inc.[a]	253,525
200	Kyocera Corporation	9,047
1,900	Liberty Tripadvisor Holdings, Inc.[a]	59,261
1,082	Littelfuse, Inc.	108,124
1,290	LogMeIn, Inc.[a]	86,894
8,181	Manhattan Associates, Inc.[a]	595,986
6,930	Marvell Technology Group, Ltd.	56,895
11,300	MasterCard, Inc.	1,118,587
7,696	Maxim Integrated Products, Inc.	315,382
1,740	Methode Electronics, Inc.	57,994
17,100	Microsemi Corporation[a]	615,771
77,000	Microsoft Corporation	4,053,280
24,089	Monolithic Power Systems, Inc.	1,503,635
400	Morningstar, Inc.	32,844
27,900	Nanometrics, Inc.[a]	426,312
23,950	National Instruments Corporation	729,756
1,500	NEC Networks & System Integration Corporation	28,098
5,178	Newport Corporation[a]	78,240
6,882	Nice Systems, Ltd. ADR	425,445
300	NS Solutions Corporation	14,642
73,318	NVIDIA Corporation	2,080,032
5,807	NXP Semiconductors NVa	454,978
5,450	OmniVision Technologies, Inc.[a]	157,341
2,950	Oracle Corporation	114,578
200	Oracle Corporation Japan	9,096
4,423	Palo Alto Networks, Inc.[a]	712,103
18,310	Pandora Media, Inc.[a]	210,748
4,670	Parametric Technology Corporation[a]	165,505
29,044	PayPal Holdings, Inc.[a]	1,045,874
9,645	Plantronics, Inc.	517,165
14,399	Progress Software Corporation[a]	349,608
27,042	Proofpoint, Inc.[a]	1,904,838
11,114	QLIK Technologies, Inc.[a]	348,646
5,770	Rackspace Hosting, Inc.[a]	149,155
450	Radware, Inc.[a]	6,710
4,100	RealPage, Inc.[a]	69,290
10,970	Red Hat, Inc.[a]	867,837
3,110	Ruckus Wireless, Inc.[a]	35,081
38,360	Salesforce.com, Inc.[a]	2,980,956
600	SAP SE	47,301
11,219	ServiceNow, Inc.[a]	916,031
5,150	Symantec Corporation	106,090
288	SYNNEX Corporation	25,471
7,703	Synopsys, Inc.[a]	384,996
23,319	Teradyne, Inc.	455,187
5,420	Tessera Technologies, Inc.	189,537
2,000	Texas Instruments, Inc.	113,440
10,334	Textura Corporation[a]	303,406
4,147	Tyler Technologies, Inc.[a]	706,483
7,751	Ultimate Software Group, Inc.[a]	1,583,917
2,590	Ultra Clean Holdings, Inc.[a]	12,639
6,500	Vantiv, Inc.[a]	325,975
16,490	Veeco Instruments, Inc.[a]	297,150
56,112	Virtusa Corporation[a]	3,222,512
48,040	Visa, Inc.	3,726,943
4,690	Web.com Group, Inc.[a]	110,074
5,600	Xerox Corporation	52,584

	Total	87,558,583

Materials (2.1%)
8,083	Agnico Eagle Mines, Ltd.	228,668
6,721	Airgas, Inc.	646,291
1,100	Albemarle Corporation	58,872
42,357	Alcoa, Inc.	378,248
2,053	American Vanguard Corporation	27,531
100	Aurubis AG	6,680
4,859	Avery Dennison Corporation	315,689
5,972	Axalta Coating Systems, Ltd.[a]	165,006
9,740	Axiall Corporation	197,235
6,420	Balchem Corporation	438,486
6,762	Ball Corporation	463,197
45,093	Barrick Gold Corporation	346,765
4,150	Berry Plastics Group, Inc.[a]	139,025
3,100	BillerudKorsnas AB	56,102
2,600	Boral, Ltd.	9,946
700	Buzzi Unicem SPA	11,844
4,631	Celanese Corporation	329,033
5,975	CF Industries Holdings, Inc.	303,351
41,837	Chemtura Corporation[a]	1,336,274
823	Clearwater Paper Corporation[a]	41,504
800	Compass Minerals International, Inc.	64,992
21,144	Crown Holdings, Inc.[a]	1,121,478
3,900	Daicel Corporation	51,536
1,300	Dow Chemical Company	67,171
1,000	DOWA Holdings Company, Ltd.	8,719
5,304	Eagle Materials, Inc.	350,223
3,900	Eastman Chemical Company	281,463
31,310	Eldorado Gold Corporation	109,585
12,840	FMC Corporation	522,716
35,017	Freeport-McMoRan, Inc.	412,150
30,707	Goldcorp, Inc.	393,664
5,600	Graphic Packaging Holding Company	79,296

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (49.8%)	Value
Materials (2.1%) - continued
1,400	Hokuetsu Kishu Paper Company, Ltd.	$9,755
500	Holmen AB	15,072
33,820	Horsehead Holding Corporation[a]	96,049
3,816	Innospec, Inc.	210,796
20,728	International Paper Company	884,878
600	James Hardie Industries plc	7,767
2,373	KapStone Paper and Packaging Corporation	51,613
54,051	Kinross Gold Corporation[a]	108,643
730	Koppers Holdings, Inc.	13,841
2,200	Martin Marietta Materials, Inc.	341,330
1,281	Minerals Technologies, Inc.	75,502
900	Mondi plc	20,812
4,450	Monsanto Company	414,829
1,500	Mosaic Company	50,685
5,424	Myers Industries, Inc.	84,669
18,918	Newmont Mining Corporation	368,144
400	Nippon Steel & Sumitomo Metal Corporation	8,109
3,531	Norsk Hydro ASA	12,647
1,200	Nucor Corporation	50,760
4,732	OceanaGold Corporation	9,047
2,000	Oji Holdings Corporation	10,358
6,440	Olin Corporation	123,519
21,397	Owens-Illinois, Inc.[a]	461,105
10,930	Packaging Corporation of America	748,158
42,157	PolyOne Corporation	1,409,730
480	Reliance Steel & Aluminum Company	28,781
12,345	Rock-Tenn Company	663,667
2,913	Royal Gold, Inc.	139,358
3,300	RPM International, Inc.	150,843
1,500	Schnitzer Steel Industries, Inc.	25,290
2,800	Scotts Miracle-Gro Company	185,248
8,952	Sealed Air Corporation	439,722
1,150	Silgan Holdings, Inc.	58,500
13,725	Silver Wheaton Corporation	186,523
7,270	Sonoco Products Company	310,356
30,831	Steel Dynamics, Inc.	569,449
1,902	Stillwater Mining Company[a]	17,765
1,000	Sumitomo Metal Mining Company, Ltd.	12,406
1,000	Sumitomo Seika Chemicals Company, Ltd.	6,972
23,975	Teck Resources, Ltd.	140,733
1,600	UPM-Kymmene Oyj	29,954
4,410	Vulcan Materials Company	425,918
1,080	Westlake Chemical Corporation	65,092
45,386	Yamana Gold, Inc.	99,395
1,678	Yara International ASA	76,225

	Total	18,182,755

Telecommunications Services (0.2%)
11,900	Bezeq Israel Telecommunication Corporation, Ltd.	25,501
7,800	BT Group plc	55,704
2,100	Elisa Oyj	79,120
1,800	Freenet AG	60,721
27,800	KCOM Group plc	37,169
4,529	Level 3 Communications, Inc.[a]	230,752
4,800	Orange SA	84,632
1,000	Proximus SA	34,605
8,879	SBA Communications Corporation[a]	1,056,779
3,000	StarHub, Ltd.	7,696
36,600	Telstra Corporation, Ltd.	140,238
2,044	Verizon Communications, Inc.	95,823
800	Vivendi SA	19,245
16,600	Vonage Holdings Corporation[a]	100,762

	Total	2,028,747

Utilities (0.7%)
29,100	A2A SPA	39,862
1,110	Ameren Corporation	48,485
9,950	American Electric Power Company, Inc.	563,667
16,290	American Water Works Company, Inc.	934,394
3,800	Aqua America, Inc.	108,680
1,550	Artesian Resources Corporation	37,758
970	Atmos Energy Corporation	61,110
1,210	Avista Corporation	40,959
4,000	CLP Holdings, Ltd.	34,774
5,800	Edison International, Inc.	351,016
3,082	El Paso Electric Company	119,181
15,300	Electricidade de Portugal SA	56,541
4,400	Enel SPA	20,290
3,287	FirstEnergy Corporation	102,554
2,440	IDACORP, Inc.	163,114
10,640	Laclede Group, Inc.	623,185
660	Middlesex Water Company	17,008
2,220	New Jersey Resources Corporation	70,330
1,010	NiSource, Inc.	19,352
1,610	NorthWestern Corporation	87,246
900	NRG Yield, Inc.	12,996
3,000	Osaka Gas Company, Ltd.	11,815
1,920	Otter Tail Corporation	52,685
2,260	Pacific Ethanol, Inc.[a]	13,583
2,680	PG&E Corporation	143,112
3,524	PNM Resources, Inc.	99,095
10,120	Public Service Enterprise Group, Inc.	417,855
8,800	Redes Energeticas Nacionais SGPS SA	26,817
1,870	Renewable Energy Group, Inc.[a]	14,754
300	Severn Trent plc	10,346
13,150	Southern Company	593,065
2,229	Southwest Gas Corporation	136,994
400	SSE plc	9,306
1,000	Toho Gas Company, Ltd.	6,124
3,800	United Utilities Group plc	57,825
5,450	Vectren Corporation	247,812
3,230	Westar Energy, Inc.	128,231
15,500	Wisconsin Energy Corporation	799,180

	Total	6,281,101

	Total Common Stock (cost $393,373,870)	424,464,805

Shares	Mutual Funds (41.7%)	Value
Affiliated Equity Mutual Funds (37.6%)
6,577,751	Thrivent Large Cap Growth Fund	65,053,956
1,082,530	Thrivent Large Cap Stock Fund	28,762,834
2,468,416	Thrivent Large Cap Value Fund	49,713,905
2,066,230	Thrivent Mid Cap Stock Fund	48,948,999
10,803,541	Thrivent Partner Worldwide Allocation Fund	104,686,309
1,118,928	Thrivent Small Cap Stock Fund	23,609,385

	Total	320,775,388

Affiliated Fixed Income Mutual Funds (2.4%)
1,135,239	Thrivent High Yield Fund	5,381,033
410,365	Thrivent Income Fund	3,693,281
528,252	Thrivent Limited Maturity Bond Fund	6,534,478

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Mutual Funds (41.7%)	Value
Affiliated Fixed Income Mutual Funds (2.4%)- continued
449,502	Thrivent Opportunity Income Plus Fund	$4,517,490

	Total	20,126,282

Equity Mutual Funds (1.7%)
4,250	iShares MSCI EAFE Index Fund	259,717
16,891	iShares Russell 2000 Growth Index Fund	2,390,921
6,480	iShares Russell 2000 Value Index Fund	616,054
3,700	iShares S&P Mid-Cap 400 Value ETF	452,917
3,093	ProShares Ultra S&P 500	201,973
66,800	SPDR Euro Stoxx 50 ETF	2,446,216
31,542	SPDR S&P 500 ETF Trust	6,558,528
9,791	SPDR S&P Biotech ETF	652,374
1,170	SPDR S&P MidCap 400 ETF Trust	307,371
12,040	SPDR S&P Oil & Gas Exploration & Production ETF	446,443

	Total	14,332,514

	Total Mutual Funds (cost $281,403,975)	355,234,184

Principal Amount	Long-Term Fixed Income (2.4%)	Value
Asset-Backed Securities (0.1%)
$650,000	Renaissance Home Equity Loan Trust 6.011%, 5/25/2036[d]	453,825

	Total	453,825

Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
50,334	0.647%, 12/25/2035[e]	25,821
	Residential Asset Securitization Trust
71,471	0.577%, 8/25/2037[e]	21,902
	Sequoia Mortgage Trust
126,492	2.875%, 9/20/2046	101,415
	WaMu Mortgage Pass Through Certificates
60,495	2.399%, 9/25/2036	54,489
88,217	2.429%, 10/25/2036	78,771

	Total	282,398

Mortgage-Backed Securities (1.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
750,000	3.000%, 11/1/2030[f]	779,394
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
750,000	4.000%, 12/1/2045[f]	795,264
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
950,000	3.500%, 11/1/2030[f]	1,002,992
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,450,000	3.500%, 11/1/2045[f]	1,508,997
1,325,000	4.000%, 11/1/2045[f]	1,410,400
3,200,000	3.500%, 12/1/2045[f]	3,322,825
1,225,000	4.500%, 12/1/2045[f]	1,325,890

	Total	10,145,762

U.S. Government and Agencies (1.1%)
	U.S. Treasury Notes
75,000	0.625%, 10/15/2016	75,122
600,000	0.875%, 11/15/2017	600,937
575,000	1.500%, 10/31/2019	578,010
200,000	1.875%, 6/30/2020	203,411
250,000	2.125%, 9/30/2021	255,280
3,000,000	2.250%, 11/15/2024	3,032,187
2,550,000	3.625%, 2/15/2044	2,910,884
	U.S. Treasury Notes, TIPS
2,062,100	0.125%, 4/15/2018	2,063,878

	Total	9,719,709

	Total Long-Term Fixed Income (cost $20,383,343)	20,601,694

Shares or Principal Amount	Short-Term Investments (6.3%)[g]	Value
	Federal Agricultural Mortgage Corporation Discount Notes
3,000,000	0.050%, 11/20/2015[b]	2,999,921
	Federal Home Loan Bank Discount Notes
1,000,000	0.050%, 11/9/2015	999,989
3,000,000	0.020%, 11/23/2015	2,999,918
2,000,000	0.080%, 11/24/2015[b]	1,999,898
5,000,000	0.078%, 11/27/2015[b]	4,999,718
6,000,000	0.060%, 12/2/2015	5,999,690
2,600,000	0.075%, 12/16/2015[b]	2,599,756
7,000,000	0.100%, 1/4/2016	6,998,756
1,100,000	0.120%, 1/13/2016	1,099,732
2,800,000	0.115%, 1/15/2016	2,799,329
	Federal Home Loan Mortgage Corporation Discount Notes
900,000	0.105%, 1/6/2016[b]	899,827
1,300,000	0.100%, 1/8/2016[b]	1,299,754
238,000	0.100%, 1/12/2016	237,952
	Federal National Mortgage Association Discount Notes
6,840,000	0.030%, 11/16/2015[b]	6,839,915
5,000,000	0.020%, 11/23/2015[b]	4,999,939
3,000,000	0.070%, 1/8/2016	2,999,603
100,000	0.100%, 1/14/2016	99,980
3,000,000	0.064%, 1/27/2016	2,999,536

	Total Short-Term Investments (at amortized cost)	53,873,213

	Total Investments (cost $749,034,401) 100.2%	$854,173,896

	Other Assets and Liabilities, Net (0.2%)	(1,855,628)

	Total Net Assets 100.0%	$852,318,268

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

a	Non-income producing security.
b	At October 31, 2015, $19,304,888 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (1.5%)[a]	Value
Basic Materials (0.2%)
	Fortescue Metals Group, Ltd., Term Loan
$2,013,165	4.250%, 6/30/2019	$1,698,970
	Ineos US Finance, LLC, Term Loan
615,214	3.750%, 12/15/2020	598,296
	NewPage Corporation, Term Loan
587,575	9.500%, 2/11/2021	302,390
	Tronox Pigments BV, Term Loan
303,689	4.250%, 3/19/2020	278,370
	Wausau Paper Corporation, Term Loan
517,194	6.500%, 7/30/2020	515,901

	Total	3,393,927

Capital Goods (<0.1%)
	Silver II Borrower, Term Loan
201,382	4.000%, 12/13/2019	183,928

	Total	183,928

Communications Services (0.6%)
	Birch Communication, Inc., Term Loan
510,052	7.750%, 7/17/2020	504,952
	Cengage Learning Acquisitions, Term Loan
1,260,198	7.000%, 3/31/2020	1,251,061
	Cequel Communications, LLC, Term Loan
249,416	3.500%, 2/14/2019	246,039
	Clear Channel Communications, Inc., Term Loan
208,001	7.688%, 7/30/2019	175,018
	Fairpoint Communications, Term Loan
536,250	7.500%, 2/14/2019	536,443
	Grande Communications Networks, LLC, Term Loan
322,582	4.500%, 5/29/2020	320,162
	Hargray Communications Group, Inc., Term Loan
616,888	5.250%, 6/26/2019	615,605
	iHeartCommunications, Inc., Term Loan
646,736	6.938%, 1/30/2019	540,632
	IMG Worldwide, Inc., Term Loan
250,000	8.250%, 5/6/2022	238,125
	Integra Telecom Holdings, Inc., Term Loan
92,618	9.750%, 2/21/2020	91,345
316,908	5.250%, 8/14/2020	313,441
	Intelsat Jackson Holdings SA, Term Loan
718,469	3.750%, 6/30/2019	695,378
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
735,000	4.500%, 1/7/2022	714,052
	LTS Buyer, LLC, Term Loan
613,531	4.000%, 4/13/2020	603,561
17,078	8.000%, 4/12/2021	16,594
	McGraw-Hill Global Education Holdings, LLC, Term Loan
585,587	4.750%, 3/22/2019	585,066
	NEP Broadcasting, LLC, Term Loan
31,429	10.000%, 7/22/2020	30,617
	NEP/NCP Holdco, Inc., Term Loan
804,524	4.250%, 1/22/2020	770,332
	NTelos, Inc., Term Loan
160,050	5.750%, 11/9/2019	158,850
	Syniverse Holdings, Inc., Term Loan
426,589	4.000%, 4/23/2019	385,530
	TNS, Inc., Term Loan
280,163	5.000%, 2/14/2020	277,479
	Univision Communications, Inc., Term Loan
757,234	4.000%, 3/1/2020	751,933
	WideOpenWest Finance, LLC, Term Loan
711,823	4.500%, 4/1/2019	699,067
	XO Communications, LLC, Term Loan
137,900	4.250%, 3/20/2021	136,935
	Yankee Cable Acquisition, LLC, Term Loan
403,138	4.250%, 3/1/2020	400,998

	Total	11,059,215

Consumer Cyclical (0.3%)
	Amaya Gaming Group, Inc., Term Loan
967,765	5.000%, 8/1/2021	943,745
	Burlington Coat Factory Warehouse Corporation, Term Loan
388,862	4.250%, 8/13/2021	388,924
	Ceridian HCM Holding, Inc., Term Loan
230,920	4.500%, 9/15/2020	212,255
	Golden Nugget, Inc., Delayed Draw
62,865	5.500%, 11/21/2019	62,905
	Golden Nugget, Inc., Term Loan
146,685	5.500%, 11/21/2019	146,777
	IMG Worldwide, Inc., Term Loan
298,489	5.250%, 5/6/2021	297,650
	J.C. Penney Corporation, Inc., Term Loan
156,400	6.000%, 5/22/2018	155,814
	Marina District Finance Company, Inc., Term Loan
519,837	6.500%, 8/15/2018	519,504
	Mohegan Tribal Gaming Authority, Term Loan
1,068,780	5.500%, 6/15/2018	1,055,955
	Rite Aid Corporation, Term Loan
165,000	5.750%, 8/21/2020	165,137
	ROC Finance, LLC, Term Loan
592,900	5.000%, 6/20/2019	557,883
	Scientific Games International, Inc., Term Loan
167,443	6.000%, 10/18/2020	163,388
169,148	6.000%, 10/1/2021	165,026

	Total	4,834,963

Consumer Non-Cyclical (0.2%)
	Albertsons, Inc., Term Loan
767,804	5.375%, 3/21/2019	766,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (1.5%)[a]	Value
Consumer Non-Cyclical (0.2%) - continued
	Catalina Marketing Corporation, Term Loan
$133,313	4.500%, 4/9/2021	$115,259
	Endo Luxembourg Finance I Co Sarl, Term Loan
460,000	3.750%, 9/26/2022	451,591
	Ortho-Clinical Diagnostics, Inc., Term Loan
834,997	4.750%, 6/30/2021	821,779
	Roundy’s Supermarkets, Inc., Term Loan
740,476	5.750%, 3/3/2021	604,414
	Supervalu, Inc., Term Loan
495,681	4.500%, 3/21/2019	494,576
	Visant Corporation, Term Loan
779,162	7.000%, 9/23/2021	775,632

	Total	4,030,011

Energy (0.1%)
	Arch Coal, Inc., Term Loan
861,568	6.250%, 5/16/2018	444,250
	Energy Solutions, LLC, Term Loan
154,746	6.750%, 5/29/2020	150,104
	Expro Holdings UK 2, Ltd., Term Loan
297,000	5.750%, 9/2/2021	244,018
	Fieldwood Energy, LLC, Term Loan
46,798	8.375%, 9/30/2020	16,948
	Houston Fuel Oil Terminal, LLC, Term Loan
514,800	4.250%, 8/19/2021	483,912
	McJunkin Red Man Corporation, Term Loan
176,209	4.750%, 11/8/2019	171,364
	Offshore Group Investment, Ltd., Term Loan
448,500	5.750%, 3/28/2019	126,701
	Pacific Drilling SA, Term Loan
210,163	4.500%, 6/3/2018	113,137
	Targa Resources Partners, LP, Term Loan
46,512	5.750%, 2/27/2022	46,337

	Total	1,796,771

Financials (<0.1%)
	DJO Finance, LLC, Term Loan
254,363	4.250%, 6/7/2020	252,073
	Harland Clarke Holdings Corporation, Term Loan
66,937	6.000%, 8/4/2019	66,553
	MoneyGram International, Inc., Term Loan
429,000	4.250%, 3/27/2020	402,904

	Total	721,530

Technology (0.1%)
	First Data Corporation, Term Loan
720,000	3.697%, 3/23/2018	714,089
295,000	3.697%, 9/24/2018	292,787
	Freescale Semiconductor, Inc., Term Loan
390,053	4.250%, 2/28/2020	389,600
252,840	5.000%, 1/15/2021	252,726
	Infor US, Inc., Term Loan
336,685	3.750%, 6/3/2020	327,322
	Merrill Communications, LLC, Term Loan
429,913	6.250%, 6/1/2022	421,315

	Total	2,397,839

Transportation (<0.1%)
	OSG Bulk Ships, Inc., Term Loan
365,375	5.250%, 8/5/2019	361,038

	Total	361,038

Utilities (<0.1%)
	Calpine Corporation, Term Loan
367,450	4.000%, 10/9/2019[b,c]	367,737
	Intergen NV, Term Loan
205,275	5.500%, 6/15/2020	188,212

	Total	555,949

	Total Bank Loans (cost $31,460,911)	29,335,171

Shares	Mutual Funds (47.6%)	Value
Affiliated Equity Mutual Funds (38.7%)
14,634,110	Thrivent Large Cap Growth Fund	144,731,352
3,863,262	Thrivent Large Cap Stock Fund	102,646,866
8,067,039	Thrivent Large Cap Value Fund	162,470,158
4,540,129	Thrivent Mid Cap Stock Fund	107,555,658
20,796,944	Thrivent Partner Worldwide Allocation Fund	201,522,383
1,497,997	Thrivent Small Cap Stock Fund	31,607,741

	Total	750,534,158

Affiliated Fixed Income Mutual Funds (6.7%)
352,872	Thrivent Government Bond Fund	3,571,067
5,639,777	Thrivent High Yield Fund	26,732,544
7,133,156	Thrivent Income Fund	64,198,400
2,725,561	Thrivent Limited Maturity Bond Fund	33,715,188

	Total	128,217,199

Equity Mutual Funds (1.1%)
7,580	iShares MSCI EAFE Index Fund	463,214
16,529	iShares Russell 2000 Growth Index Fund	2,339,680
29,210	iShares Russell 2000 Value Index Fund	2,776,995
7,880	iShares S&P Mid-Cap 400 Value ETF	964,591
5,413	ProShares Ultra S&P 500	353,469
57,280	SPDR Euro Stoxx 50 ETF	2,097,593
53,090	SPDR S&P 500 ETF Trust	11,039,004
9,418	SPDR S&P Biotech ETF	627,521
2,620	SPDR S&P MidCap 400 ETF Trust	688,300
15,640	SPDR S&P Oil & Gas Exploration & Production ETF	579,931

	Total	21,930,298

Fixed Income Mutual Funds (1.1%)
13,000	iShares Barclays 1-3 Year Credit Bond Fund	1,368,380
165,170	iShares iBoxx $ Investment Grade Corporate Bond ETF	19,229,091

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Mutual Funds (47.6%)	Value
Fixed Income Mutual Funds (1.1%) - continued
12,700	iShares Intermediate Credit Bond ETF	$1,381,760

	Total	21,979,231

	Total Mutual Funds (cost $746,761,832)	922,660,886

Shares	Common Stock (33.9%)	Value
Consumer Discretionary (4.7%)
44,831	Aaron’s, Inc.	1,105,981
200	ABC-MART, Inc.	11,155
3,500	Accordia Golf Company, Ltd.	31,732
1,400	Aisan Industry Company, Ltd.	14,002
400	Aisin Seiki Company, Ltd.	15,876
6,910	Amazon.com, Inc.[d]	4,324,969
2,370	AMC Entertainment Holdings, Inc.	64,867
9,130	American Axle & Manufacturing Holdings, Inc.[d]	202,321
14,290	American Eagle Outfitters, Inc.	218,351
7,640	American Public Education, Inc.[d]	166,017
2,070	AutoZone, Inc.[d]	1,623,729
9,250	Barnes & Noble, Inc.	120,158
200	Bayerische Motoren Werke AG	16,173
21,580	Bed Bath & Beyond, Inc.[d]	1,286,815
2,100	Berkeley Group Holdings plc	107,180
14,090	Bloomin’ Brands, Inc.	239,107
1,660	Bob Evans Farms, Inc.	71,828
400	Brembo SPA	17,630
600	Bridgestone Corporation	22,003
16,080	Brinker International, Inc.	731,801
13,460	Brown Shoe Company, Inc.	411,338
25,417	Brunswick Corporation	1,367,689
300	Buffalo Wild Wings, Inc.[d]	46,281
19,002	Burlington Stores, Inc.[d]	913,616
3,000	Calsonic Kansei Corporation	23,909
10,786	Cedar Fair, LP	604,016
10,070	Cheesecake Factory, Inc.	485,374
15,270	Chegg, Inc.[d]	105,363
16,410	Children’s Place, Inc.	880,725
700	Chiyoda Company, Ltd.	23,207
3,810	Choice Hotels International, Inc.	199,301
4,800	Chuy’s Holdings, Inc.[d]	130,608
1,500	Cineworld Group plc	12,744
58,960	Comcast Corporation[e]	3,692,075
800	Compass Group plc	13,753
34,210	Core-Mark Holding Company, Inc.	2,780,931
11,947	CSS Industries, Inc.	326,153
14,801	Culp, Inc.	444,178
200	Daiichikosho Company, Ltd.	6,670
5,270	Dana Holding Corporation	88,536
9,700	Debenhams plc	13,340
14,613	Del Frisco’s Restaurant Group, Inc.[d]	196,837
14,270	Delphi Automotive plc	1,187,121
11,398	Discovery Communications, Inc., Class Ad	335,557
16,180	DISH Network Corporation[d]	1,018,855
15,127	Dollar Tree, Inc.[d]	990,667
10,902	Domino’s Pizza, Inc.	1,162,916
4,775	Dorman Products, Inc.[d]	222,897
7,133	Drew Industries, Inc.	426,767
18,350	DSW, Inc.	457,649
3,900	Echo Entertainment Group, Ltd.	14,095
7,700	EDION Corporation	57,760
900	Electrolux AB	26,478
44,658	Enterprise Inns plc[d]	73,848
14,703	Ethan Allen Interiors, Inc.	400,069
500	Eutelsat Communications	16,480
27,555	Finish Line, Inc.	513,350
32,950	Ford Motor Company	487,989
6,876	Fossil, Inc.[d]	374,123
14,443	Fred’s, Inc.	199,747
6,300	Gap, Inc.	171,486
27,380	Gentex Corporation	448,758
900	Geo Holdings Corporation	13,467
46,690	G-III Apparel Group, Ltd.[d]	2,572,152
5,000	Gunze, Ltd.	15,881
3,200	Hakuhodo Dy Holdings, Inc.	33,622
18,118	Harley-Davidson, Inc.	895,935
16,257	Harman International Industries, Inc.	1,787,620
2,900	Haseko Corporation	29,485
19,108	Haverty Furniture Companies, Inc.	447,318
2,600	Heiwa Corporation	47,996
3,050	Hilton Worldwide Holdings, Inc.	76,220
18,750	Home Depot, Inc.[e]	2,318,250
25,540	Houghton Mifflin Harcourt Company[d]	500,329
100	Hugo Boss AG	10,283
5,600	Inchcape plc	68,871
2,500	Informa plc	21,863
900	Intertek Group plc	36,348
8,092	Interval Leisure Group, Inc.	142,824
3,270	iRobot Corporation[d]	98,133
12,870	Jack in the Box, Inc.	959,201
38,142	Jarden Corporation[d]	1,708,762
2,600	JB Hi-Fi, Ltd.	33,081
800	JM AB	22,611
18,957	Kate Spade & Company[d]	340,657
35,805	Krispy Kreme Doughnuts, Inc.[d]	490,170
17,593	Las Vegas Sands Corporation	871,029
17,653	La-Z-Boy, Inc.	503,993
1,191	Liberty Broadband Corporation[d]	64,040
9,250	Liberty Interactive Corporation[d]	253,173
13,936	Limited Brands, Inc.	1,337,577
4,128	Lithia Motors, Inc.	484,586
19,670	LKQ Corporation[d]	582,429
9,200	Lookers plc	24,893
27,190	Lowe’s Companies, Inc.	2,007,438
3,205	Lululemon Athletica, Inc.[d]	157,590
7,130	Macy’s, Inc.	363,487
10,676	Marriott International, Inc.	819,703
15,100	Marston’s plc	37,558
21,828	MDC Partners, Inc.	453,586
8,303	Meritage Homes Corporation[d]	292,764
2,570	Movado Group, Inc.	66,152
32,632	National CineMedia, Inc.	463,374
7,600	Nautilus, Inc.[d]	129,504
9,240	New Media Investment Group, Inc.	148,764
22,050	NIKE, Inc.	2,889,211
2,700	NOK Corporation	63,449
24,631	Nord Anglia Education, Inc.[d]	482,768
45,600	Nutrisystem, Inc.	1,054,728
7,300	O’Reilly Automotive, Inc.[d]	2,016,698
30,323	Oxford Industries, Inc.	2,208,121
100	Paddy Power plc	11,571
2,000	PanaHome Corporation	14,232
9,150	Papa John’s International, Inc.	642,056
37,384	Papa Murphy’s Holdings, Inc.[d]	516,273
5,700	Persimmon plc	174,804
9,696	Pier 1 Imports, Inc.	71,944
13,268	PVH Corporation	1,206,725
3,661	Ralph Lauren Corporation	405,529
9,494	Red Robin Gourmet Burgers, Inc.[d]	711,006

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value
Consumer Discretionary (4.7%) - continued
2,910	Rent-A-Center, Inc.	$53,515
5,046	Restoration Hardware Holdings, Inc.[d]	520,192
32,704	Ross Stores, Inc.	1,654,168
10,680	Ruby Tuesday, Inc.[d]	55,856
7,960	Ruth’s Hospitality Group, Inc.	123,460
9,040	Scripps Networks Interactive, Inc.	543,123
4,240	Sherwin-Williams Company	1,131,359
1,400	SHOWA Corporation	12,977
5,300	Shutterfly, Inc.[d]	221,063
4,810	Signet Jewelers, Ltd.	726,021
11,661	Skechers USA, Inc.[d]	363,823
19,860	Sonic Corporation	566,804
2,000	Sports Direct International plc[d]	21,458
25,484	Sportsman’s Warehouse Holdings, Inc.[d]	274,208
95,310	Staples, Inc.	1,238,077
49,690	Starbucks Corporation	3,109,103
29,790	Starwood Hotels & Resorts Worldwide, Inc.	2,379,327
17,856	Stein Mart, Inc.	158,204
4,900	Sumitomo Forestry Company, Ltd.	58,607
2,200	Sumitomo Rubber Industries, Ltd.	32,722
2,000	Takashimaya Company, Ltd.	17,878
500	Tamron Company, Ltd.	9,986
20,550	Target Corporation	1,586,049
4,500	Tatts Group, Ltd.	12,635
21,700	Taylor Wimpey plc	66,106
11,977	Tenneco, Inc.[d]	677,778
29,135	Time, Inc.	541,328
32,005	Toll Brothers, Inc.[d]	1,151,220
3,750	Tower International, Inc.[d]	103,013
4,262	Tractor Supply Company	393,766
63,042	Tuesday Morning Corporation[d]	341,057
5,200	UBM plc	40,965
3,653	Ulta Salon Cosmetics & Fragrance, Inc.[d]	635,476
10,857	Under Armour, Inc.[d]	1,032,284
7,080	Vail Resorts, Inc.	808,324
360	Valora Holding AG	72,403
7,032	VF Corporation	474,801
2,000	Wacoal Holdings Corporation	25,097
3,700	WH Smith plc	97,063
3,480	Winnebago Industries, Inc.	73,045
3,400	WPP plc	76,217
8,050	Wyndham Worldwide Corporation	654,868
600	Yokohama Rubber Company, Ltd.	11,534
21,550	Yum! Brands, Inc.	1,528,111
15,884	Zoe’s Kitchen, Inc.[d]	546,886

	Total	90,168,742

Consumer Staples (1.1%)
800	AarhusKarlshamn AB	57,603
32,550	Altria Group, Inc.	1,968,299
27,900	Avon Products, Inc.	112,437
2,100	Axfood AB	37,897
485	Bakkafrost PF	15,578
9,600	Blue Buffalo Pet Products, Inc.[d]	172,224
2,148	Boston Beer Company, Inc.[d]	471,679
200	British American Tobacco plc	11,882
1,860	Britvic plc	19,995
1,770	Calavo Growers, Inc.	90,996
16,250	Campbell Soup Company	825,338
500	Carrefour SA	16,293
13,186	Casey’s General Stores, Inc.	1,400,617
56,340	Coca-Cola Company	2,385,999
1,650	Coca-Cola Enterprises, Inc.	84,711
3,800	Coca-Cola HBC AG	90,539
374	Cranswick plc	9,888
18,480	CVS Health Corporation	1,825,454
5,699	Edgewell Personal Care Company	482,762
2,920	Energizer Holdings, Inc.	125,064
9,240	Flowers Foods, Inc.	249,480
15,629	Hain Celestial Group, Inc.[d]	779,106
600	Henkel AG & Company KGaA	55,382
300	ICA Gruppen AB	10,702
4,600	Imperial Tobacco Group plc	247,700
1,480	Ingles Markets, Inc.	73,911
7,240	Ingredion, Inc.	688,234
1,700	Japan Tobacco, Inc.	58,840
900	Jeronimo Martins SGPS SA	12,633
1,700	Kao Corporation	87,277
100	Kerry Group plc	8,110
4,920	Kimberly-Clark Corporation	588,973
11,500	Koninklijke Ahold NV	233,942
400	KOSE Corporation	39,064
4,660	Lancaster Colony Corporation	529,935
1,600	Marks and Spencer Group plc	12,634
200	Matsumotokiyoshi Holdings Company, Ltd.	8,563
6,460	Molson Coors Brewing Company	569,126
4,050	Mondelez International, Inc.	186,948
10,536	Monster Beverage Corporation[d]	1,436,268
2,400	Nestle SA	183,298
1,000	Nippon Meat Packers, Inc.	20,859
3,000	Nisshin Oillio Group, Ltd.	11,138
5,350	PepsiCo, Inc.	546,717
10,179	Philip Morris International, Inc.	899,824
11,598	Pinnacle Foods, Inc.	511,240
3,150	PriceSmart, Inc.	270,837
400	Royal Unibrew AS	15,839
2,115	SalMar ASA	34,602
10	Seaboard Corporation[d]	33,680
23,328	SpartanNash Company	650,851
1,000	Suedzucker AG	18,662
500	Sugi Holdings Company, Ltd.	24,296
200	Sundrug Company, Ltd.	10,536
21,620	SUPERVALU, Inc.[d]	142,043
600	Svenska Cellulosa AB SCA	17,672
2,700	Swedish Match AB	84,876
2,200	Tootsie Roll Industries, Inc.	69,828
100	TSURUHA Holdings, Inc.	7,922
13,719	United Natural Foods, Inc.[d]	692,124
14,265	Universal Corporation	770,453
12,520	WhiteWave Foods Company[d]	513,070

	Total	21,612,450

Energy (5.4%)
7,822	Antero Resources Corporation[d]	184,365
36,342	Atwood Oceanics, Inc.	601,460
400	Azrieli Group, Ltd.	15,676
97,698	Baker Hughes, Inc.	5,146,731
20,208	Basic Energy Services, Inc.[d]	74,972
56,500	Bonanza Creek Energy, Inc.[d]	321,485
2,557	Bristow Group, Inc.	88,805
16,900	C&J Energy Services, Inc.[d]	84,331
30,613	Callon Petroleum Company[d]	265,721
88,457	Cameron International Corporation[d]	6,015,961
135,886	Canadian Natural Resources, Ltd.	3,155,273
43,222	Chevron Corporation	3,928,015
1,360	Cimarex Energy Company	160,562
4,700	Clayton Williams Energy, Inc.[d]	279,979
440,340	Cobalt International Energy, Inc.[d]	3,377,0408

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value
Energy (5.4%) - continued
9,930	Columbia Pipeline Group, Inc.	$206,246
43,087	Concho Resources, Inc.[d]	4,994,214
10,200	Delek US Holdings, Inc.	277,440
219,435	Denbury Resources, Inc.	776,800
11,350	Devon Energy Corporation	475,905
14,160	Diamond Offshore Drilling, Inc.	281,501
4,842	Diamondback Energy, Inc.[d]	357,533
1,120	Dril-Quip, Inc.[d]	68,947
980	Energen Corporation	56,987
34,930	Ensco plc	580,886
90,252	EOG Resources, Inc.	7,748,134
17,350	EP Energy Corporation[d]	95,599
98,117	EQT Corporation	6,482,590
6,400	ERG SPA	90,851
35,255	Exterran Holdings, Inc.	766,444
42,940	Exxon Mobil Corporation	3,552,856
4,200	Forum Energy Technologies, Inc.[d]	55,650
6,300	Frank’s International NV	108,108
3,450	Green Plains, Inc.	70,760
9,110	Gulfport Energy Corporation[d]	277,582
41,750	Halliburton Company	1,602,365
4,790	Helix Energy Solutions Group, Inc.[d]	27,686
12,526	Helmerich & Payne, Inc.	704,838
9,901	HollyFrontier Corporation	484,852
2,100	Hornbeck Offshore Services, Inc.[d]	28,371
30,255	Laredo Petroleum Holdings, Inc.[d]	347,327
287,522	Marathon Oil Corporation	5,284,654
152,191	Marathon Petroleum Corporation	7,883,494
1,650	National Oilwell Varco, Inc.	62,106
2,740	Newfield Exploration Company[d]	110,121
41,850	Noble Corporation	563,719
5,825	Noble Energy, Inc.	208,768
193,511	Oasis Petroleum, Inc.[d]	2,250,533
2,060	Oceaneering International, Inc.	86,561
1,835	Oil States International, Inc.[d]	55,068
21,050	Parsley Energy, Inc.[d]	373,217
45,123	Patterson-UTI Energy, Inc.	671,881
4,920	PBF Energy, Inc.	167,280
308,179	Petroleo Brasileiro SA ADR[d]	1,503,914
35,460	Rice Energy, Inc.[d]	541,120
214,530	Rowan Companies plc	4,221,950
1,485	Royal Dutch Shell plc, Class B	38,884
3,950	RSP Permian, Inc.[d]	108,309
44,143	Schlumberger, Ltd.	3,450,217
3,100	SemGroup Corporation	141,205
3,000	Showa Shell Sekiyu KK	26,479
8,962	SM Energy Company	298,883
170,732	Southwestern Energy Company[d]	1,884,881
219,432	Suncor Energy, Inc. ADR	6,523,713
6,940	Superior Energy Services, Inc.	98,270
76,382	Teekay Tankers, Ltd.	583,558
20,528	Tesco Corporation	164,224
830	Tesoro Corporation	88,752
11,410	TETRA Technologies, Inc.[d]	76,903
4,000	TonenGeneral Sekiyu KK	41,559
131,744	Total SA ADR	6,354,013
23,984	U.S. Silica Holdings, Inc.	433,151
5,940	Unit Corporation[d]	74,903
588,266	Weatherford International, Ltd.[d]	6,023,844
6,260	Western Refining, Inc.	260,541
1,850	Whiting Petroleum Corporation[d]	31,876
2,440	World Fuel Services Corporation	108,482
11,910	WPX Energy, Inc.[d]	81,703

	Total	105,099,952

Financials (5.8%)
2,471	Acadia Realty Trust	81,271
5,060	ACE, Ltd.	574,512
700	AEON Financial Service Company, Ltd.	17,490
14,583	Affiliated Managers Group, Inc.[d]	2,628,732
17,290	Alexandria Real Estate Equities, Inc.	1,551,605
3,000	Allianz SE	525,204
17,650	Allied World Assurance Company Holdings AG	641,754
12,160	American Assets Trust, Inc.	512,666
20,800	American Campus Communities, Inc.	843,856
26,330	American Equity Investment Life Holding Company	676,154
25,295	American Financial Group, Inc.	1,826,046
13,150	American International Group, Inc.	829,239
2,040	Amerisafe, Inc.	111,649
86,220	Anworth Mortgage Asset Corporation	411,269
4,000	Aozora Bank, Ltd.	14,620
10,859	Argo Group International Holdings, Ltd.	678,905
30,877	Arthur J. Gallagher & Company	1,350,251
4,750	Ashford Hospitality Prime, Inc.	69,825
19,225	Aspen Insurance Holdings, Ltd.	934,527
58,680	Assured Guaranty, Ltd.	1,610,179
8,000	Australia & New Zealand Banking Group, Ltd.	154,722
8,690	BancorpSouth, Inc.	216,642
13,400	Bank Hapoalim, Ltd.	69,752
7,608	Bank Leumi Le-Israel BMd	28,868
91,630	Bank of America Corporation	1,537,551
13,150	Bank of New York Mellon Corporation	547,697
3,484	Bank of Queensland, Ltd.	32,299
19,489	Bank of the Ozarks, Inc.	974,840
23,000	Bank of Yokohama, Ltd.	143,546
7,650	BankFinancial Corporation	94,325
33,600	BB&T Corporation	1,248,240
67,503	BBCN Bancorp, Inc.	1,133,375
2,300	Bendigo and Adelaide Bank, Ltd.	17,448
8,200	BinckBank NV	72,130
22,750	Blackstone Group, LP	752,115
300	Bolsas y Mercados Espanoles SA	10,763
6,200	Boston Private Financial Holdings, Inc.	71,052
25,430	Brandywine Realty Trust	343,305
2,500	British Land Company plc	33,487
27,154	Brixmor Property Group, Inc.	695,685
23,910	Brookline Bancorp, Inc.	271,378
6,410	Camden Property Trust	472,994
15,600	Capital One Financial Corporation	1,230,840
3,591	Capital Shopping Centres Group plc	19,116
10,900	CapitaMall Trust	15,368
20,320	Cathay General Bancorp	636,016
4,920	CBRE Group, Inc.[d]	183,418
68,939	Cedar Realty Trust, Inc.	481,884
18,550	Charles Schwab Corporation	566,146
3,620	Chatham Lodging Trust	82,862
3,000	Chiba Bank, Ltd.	21,885
56,160	Citigroup, Inc.	2,986,027
11,670	Clifton Bancorp, Inc.	170,149
55,500	CNO Financial Group, Inc.	1,066,155
3,400	CNP Assurances	48,498
110,510	CoBiz Financial, Inc.	1,376,955
17,233	Columbia Banking System, Inc.	574,204
15,150	Comerica, Inc.	657,510
11,710	Corporate Office Properties Trust	269,330
6,160	Corrections Corporation of America	175,560

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value
Financials (5.8%) - continued
1,200	Daiwa House Industry Company, Ltd.	$31,500
200	Derwent London plc	11,945
400	Deutsche Wohnen AG	11,276
16,000	DEXUS Property Group	87,830
6,990	Digital Realty Trust, Inc.	516,980
7,591	Direct Line Insurance Group plc	46,046
3,516	DnB ASA	44,766
2,652	Douglas Emmett, Inc.	81,019
29,680	Duke Realty Corporation	614,376
16,454	East West Bancorp, Inc.	664,577
3,500	Education Realty Trust, Inc.	125,685
18,937	Employers Holdings, Inc.	501,262
23,180	Encore Capital Group, Inc.[d]	943,426
20,220	Equity One, Inc.	537,448
23,582	Essent Group, Ltd.[d]	568,326
34,355	EverBank Financial Corporation	592,967
17,863	Evercore Partners, Inc.	964,602
2,051	Everest Re Group, Ltd.	365,016
4,970	Extra Space Storage, Inc.	393,823
62,440	F.N.B. Corporation	841,067
1,820	FCB Financial Holdings, Inc.[d]	64,719
9,620	FelCor Lodging Trust, Inc.	77,441
52,250	Fifth Third Bancorp	995,362
40,220	First Commonwealth Financial Corporation	369,622
1,770	First Defiance Financial Corporation	67,791
1,960	First Financial Bankshares, Inc.	65,190
3,870	First Financial Corporation	132,625
11,210	First Horizon National Corporation	158,958
22,060	First Industrial Realty Trust, Inc.	478,261
2,580	First Interstate BancSystem, Inc.	73,169
23,470	First Midwest Bancorp, Inc.	418,235
3,040	First NBC Bank Holding Company[d]	113,058
28,843	First Potomac Realty Trust	340,059
40,020	First Republic Bank	2,613,706
8,300	FlexiGroup, Ltd.	18,030
1,860	FlexiGroup, Ltd. Rights[d,f]	1,122
22,530	Franklin Resources, Inc.	918,323
39,200	Franklin Street Properties Corporation	408,464
10,000	Frasers Centrepoint Trust	13,945
23,000	Fukuoka Financial Group, Inc.	121,029
12,434	Genworth Financial, Inc.[d]	58,191
2,260	German American Bancorp, Inc.	70,806
5,640	Getty Realty Corporation	95,203
22,975	Glacier Bancorp, Inc.	628,596
29,419	Green Bancorp, Inc.[d]	360,383
1,356	Hamborner REIT AG	14,416
2,900	Hang Seng Bank, Ltd.	53,203
64,788	Hanmi Financial Corporation	1,652,094
1,400	Hannover Rueckversicherung SE	161,854
7,680	Hanover Insurance Group, Inc.	647,040
25,350	Hartford Financial Services Group, Inc.	1,172,691
24,675	Hatteras Financial Corporation	353,099
2,400	Henderson Land Development Company, Ltd.	15,328
6,570	HFF, Inc.	226,796
3,450	Highwoods Properties, Inc.	149,902
5,000	Hokuhoku Financial Group, Inc.	11,101
29,468	Home BancShares, Inc.	1,264,767
4,220	Hometrust Bancshares, Inc.[d]	79,927
1	Hoshino Resorts REIT, Inc.	10,706
36,440	Hospitality Properties Trust	978,050
46,165	Host Hotels & Resorts, Inc.	800,039
15,994	Houlihan Lokey, Inc.[d]	350,429
58,600	HSBC Holdings plc	457,838
10,950	Hudson Pacific Properties, Inc.	312,842
3,000	Hufvudstaden AB	42,389
215,911	Huntington Bancshares, Inc.	2,368,544
23,000	Hysan Development Company, Ltd.	102,017
834	IG Group Holdings plc	9,694
9,340	Inland Real Estate Corporation	82,659
12,336	Intercontinental Exchange, Inc.	3,113,606
10,281	Intermediate Capital Group plc	89,480
27,480	Invesco, Ltd.	911,512
6,800	Investa Office Fund	19,462
14,800	Investec plc	123,287
53,800	Investors Bancorp, Inc.	673,038
17,735	J.P. Morgan Chase & Company	1,139,474
41,280	Janus Capital Group, Inc.	641,078
7	Japan Logistics Fund, Inc.	13,091
300	Julius Baer Group, Ltd.	14,875
10,849	Kennedy-Wilson Holdings, Inc.	266,017
59,730	KeyCorp	741,847
8,666	Kilroy Realty Corporation	570,569
11,930	Kite Realty Group Trust	315,071
9,060	Lamar Advertising Company	511,256
11,952	LaSalle Hotel Properties	351,508
5,201	Lazard, Ltd.	240,910
8,140	Legg Mason, Inc.	364,265
2,786	Lincoln National Corporation	149,079
17,500	Link REIT	104,557
1,800	London Stock Exchange Group plc	70,474
5,920	M&T Bank Corporation	709,512
200	Macquarie Group, Ltd.	12,110
1,200	Mediobanca SPA	12,068
28,490	MetLife, Inc.	1,435,326
13,100	Mitsubishi UFJ Financial Group, Inc.	84,725
24,160	Monmouth Real Estate Investment Corporation	251,506
47,890	Morgan Stanley	1,578,933
7,340	MSCI, Inc.	491,780
300	Muenchener Rueckversicherungs-Gesellschaft AG	59,818
19,245	NASDAQ OMX Group, Inc.	1,114,093
13,872	National Interstate Corporation	398,126
55,009	Navient Corporation	725,569
2,240	Navigators Group, Inc.[d]	191,184
50,000	New World Development Company, Ltd.	53,330
23,118	Nordea Bank AB	255,076
13,110	Northern Trust Corporation	922,813
32,980	NorthStar Asset Management Corporation, Inc.	482,497
3,000	Ogaki Kyoritsu Bank, Ltd.	11,690
4,100	Old Mutual plc	13,400
3,090	One Liberty Properties, Inc.	72,800
24,650	Oritani Financial Corporation	392,428
6,700	Oversea-Chinese Banking Corporation, Ltd.	43,067
31,106	PacWest Bancorp	1,401,014
18,980	Parkway Properties, Inc.	317,535
26,768	Pebblebrook Hotel Trust	914,930
3,050	Pennsylvania Real Estate Investment Trust	68,564
7,330	PennyMac Financial Services, Inc.[d]	121,238
6,640	Post Properties, Inc.	396,674
7,227	Potlatch Corporation	225,771
17,200	Primerica, Inc.	819,236
11,893	ProAssurance Corporation	629,853
6,200	Progressive Corporation	205,406

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value
Financials (5.8%) - continued
29,270	Provident Financial Services, Inc.	$594,766
1,549	PS Business Parks, Inc.	132,889
100	PSP Swiss Property AGd	8,699
30,350	Radian Group, Inc.	439,164
42,060	Ramco-Gershenson Properties Trust	706,608
24,880	Raymond James Financial, Inc.	1,371,137
5,865	Realogy Holdings Corporation[d]	229,322
11,128	Redwood Trust, Inc.	147,780
11,050	Renasant Corporation	382,662
5,100	Resona Holdings, Inc.	26,986
6,650	Retail Properties of America, Inc.	99,551
10,548	RLJ Lodging Trust	264,649
5,040	Rouse Properties, Inc.	88,654
18,841	Safeguard Scientifics, Inc.[d]	334,428
2,448	Safety Insurance Group, Inc.	141,862
300	Sampo Oyj	14,663
24,919	Sandy Spring Bancorp, Inc.	685,272
1,900	Schroders plc	87,178
9,260	Selective Insurance Group, Inc.	337,897
4,240	Sierra Bancorp	68,730
3,410	Signature Bank[d]	507,817
4,460	Silver Bay Realty Trust Corporation REIT	72,252
13,400	Skandinaviska Enskilda Banken AB	140,712
201,937	SLM Corporation[d]	1,425,675
10,291	State Auto Financial Corporation	245,440
39,389	Stockland	113,048
4,500	Store Capital Corporation	102,015
15,000	Sumitomo Mitsui Trust Holdings, Inc.	57,578
22,095	Summit Hotel Properties, Inc.	289,003
14,036	SVB Financial Group[d]	1,713,375
3,100	Swiss Re AG	287,775
74,250	Synovus Financial Corporation	2,348,527
400	Talanx AG	12,817
42,740	Talmer Bancorp, Inc.	718,887
22,503	TD Ameritrade Holding Corporation	775,678
27,624	Terreno Realty Corporation	618,225
4,200	Territorial Bancorp, Inc.	117,096
5,300	TriCo Bancshares	139,708
18,930	TrustCo Bank Corporation	117,934
2,750	U.S. Bancorp	115,995
5,900	UBS Group AG	117,837
8,136	UMH Properties, Inc.	80,465
2,890	Union Bankshares Corporation	72,395
8,856	United Overseas Bank, Ltd.	128,596
4,040	Urstadt Biddle Properties, Inc.	81,204
5,374	W.R. Berkley Corporation	300,030
1,600	Wallenstam AB	14,171
5,974	Washington Real Estate Investment Trust	161,358
23,580	Webster Financial Corporation	874,818
15,600	Wells Fargo & Company	844,584
50,883	Western Alliance Bancorp[d]	1,819,067
11,630	Western Asset Mortgage Capital Corporation	132,815
1,000	Westpac Banking Corporation	22,274
43	Westpac Banking Corporation Rights[d]	150
6,560	Whitestone REIT	81,082
17,300	Wing Tai Holdings, Ltd.	21,529
5,088	Wintrust Financial Corporation	256,893
5,618	WSFS Financial Corporation	178,484
9,641	XL Group plc	367,129
95,915	Zions Bancorporation	2,759,475

	Total	112,530,879

Health Care (4.0%)
1,550	Abaxis, Inc.	77,825
32,120	Abbott Laboratories	1,438,976
9,392	ABIOMED, Inc.[d]	691,815
19,378	Acadia Healthcare Company, Inc.[d]	1,190,003
2,550	Acceleron Pharma, Inc.[d]	79,586
45,006	Acorda Therapeutics, Inc.[d]	1,622,016
12,677	Actavis, Inc.[d]	3,910,474
200	Actelion, Ltd.	27,763
16,800	Aetna, Inc.	1,928,304
25,000	Affymetrix, Inc.[d]	230,000
43,729	Akorn, Inc.[d]	1,169,313
8,740	Alexion Pharmaceuticals, Inc.[d]	1,538,240
21,383	Align Technology, Inc.[d]	1,399,731
10,575	Allscripts Healthcare Solutions, Inc.[d]	148,684
10,391	AmerisourceBergen Corporation	1,002,835
9,250	Amgen, Inc.	1,463,165
50,349	AMN Healthcare Services, Inc.[d]	1,428,401
2,800	AmSurg Corporation[d]	196,252
2,649	Anacor Pharmaceuticals, Inc.[d]	297,774
10,486	Analogic Corporation	918,783
1,500	Astellas Pharmaceutical, Inc.	21,772
25,003	Asterias Biotherapeutics, Inc.[d]	114,514
1,450	Atrion Corporation	535,050
15,030	Baxalta, Inc.	517,934
7,223	BioMarin Pharmaceutical, Inc.[d]	845,380
1,130	Bio-Rad Laboratories, Inc.[d]	157,612
5,381	C.R. Bard, Inc.	1,002,749
18,100	Cambrex Corporation[d]	832,057
1,550	Cardinal Health, Inc.	127,410
27,958	Cardiovascular Systems, Inc.[d]	383,025
20,968	Centene Corporation[d]	1,247,177
39,640	Cerner Corporation[d]	2,627,736
1,880	CONMED Corporation	76,253
6,017	Cooper Companies, Inc.	916,750
400	CSL, Ltd.	26,588
56,584	Depomed, Inc.[d]	990,220
11,545	Edwards Lifesciences Corporation[d]	1,814,297
10,692	Ensign Group, Inc.	450,775
30,696	Envision Healthcare Holdings, Inc.[d]	865,627
2,100	Essilor International SA	275,653
9,294	EXACT Sciences Corporation[d]	77,419
75,255	ExamWorks Group, Inc.[d]	2,125,201
7,600	Express Scripts Holding Company[d]	656,488
200	Fresenius Medical Care AG & Company	18,002
200	Gerresheimer AG	15,595
18,400	Gilead Sciences, Inc.	1,989,592
13,100	Globus Medical, Inc.[d]	292,785
12,980	Greatbatch, Inc.[d]	693,781
11,880	HCA Holdings, Inc.[d]	817,225
6,820	HealthSouth Corporation	237,541
10,200	Healthways, Inc.[d]	120,054
2,400	Hikma Pharmaceuticals plc	79,973
4,350	Hill-Rom Holdings, Inc.	229,201
27,230	Hologic, Inc.[d]	1,058,158
1,632	ICON plc[d]	104,236
22,750	Impax Laboratories, Inc.[d]	787,832
17,386	Inogen, Inc.[d]	743,078
12,390	Intersect ENT, Inc.[d]	237,392
41,525	Ironwood Pharmaceuticals, Inc.[d]	471,724
700	Kaken Pharmaceutical Company, Ltd.	48,380
24,120	Kindred Healthcare, Inc.	323,208
3,297	LivaNova plc[d]	218,525
300	Lonza Group AG	44,034
3,550	Magellan Health Services, Inc.[d]	189,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value
Health Care (4.0%) - continued
6,230	MedAssets, Inc.[d]	$147,526
14,926	Medtronic, Inc.	1,103,330
35,740	Merck & Company, Inc.	1,953,548
2,338	Mettler-Toledo International, Inc.[d]	727,095
2,175	Molina Healthcare, Inc.[d]	134,850
19,007	Mylan NVd	838,019
8,954	National Healthcare Corporation	584,517
1,310	Neogen Corporation[d]	70,805
15,353	Neurocrine Biosciences, Inc.[d]	753,679
1,500	Nichi-iko Pharmaceutical Company, Ltd.	41,631
2,100	Novartis AG	190,236
2,300	Novo Nordisk AS	122,138
37,502	NuVasive, Inc.[d]	1,768,594
8,640	NxStage Medical, Inc.[d]	144,374
500	Otsuka Holdings Company, Ltd.	16,640
300	Paramount Bed Holdings Company, Ltd.	9,623
8,241	Perrigo Company plc	1,299,935
102,110	Pfizer, Inc.	3,453,360
7,630	PharMerica Corporation[d]	217,989
2,100	Providence Service Corporation[d]	108,465
1,790	Puma Biotechnology, Inc.[d]	147,532
4,800	Quest Diagnostics, Inc.	326,160
12,645	Quintiles Transnational Holdings, Inc.[d]	804,854
500	Recordati SPA	12,428
100	Roche Holding AG	27,150
14,800	Roche Holding AG ADR	501,868
4,340	Sagent Pharmaceuticals, Inc.[d]	72,955
300	Sanofi	30,263
11,250	Spectrum Pharmaceuticals, Inc.[d]	58,613
700	Suzuken Company, Ltd.	26,792
31,450	Team Health Holdings, Inc.[d]	1,876,622
33,385	Teleflex, Inc.	4,440,205
200	Teva Pharmaceutical Industries, Ltd.	11,875
18,401	Triple-S Management Corporation[d]	378,877
18,091	UnitedHealth Group, Inc.[e]	2,130,758
17,034	Universal Health Services, Inc.	2,079,681
6,090	Vanda Pharmaceuticals, Inc.[d]	65,407
4,610	VCA Antech, Inc.[d]	252,490
39,110	Veeva Systems, Inc.[d]	992,221
15,828	Vertex Pharmaceuticals, Inc.[d]	1,974,385
5,820	Waters Corporation[d]	743,796
8,398	Wellcare Health Plans, Inc.[d]	744,063
9,860	West Pharmaceutical Services, Inc.	591,699

	Total	78,144,561

Industrials (4.3%)
6,460	3M Company	1,015,577
2,540	A.O. Smith Corporation	195,123
700	Aalberts Industries NV	22,694
2,850	AAR Corporation	64,666
15,745	ABM Industries, Inc.	447,158
900	Adecco SA	66,902
30,890	ADT Corporation	1,020,606
19,666	Aegion Corporation[d]	379,357
310	AerCap Holdings NVd	12,865
1,300	Aida Engineering, Ltd.	12,389
16,559	Air New Zealand, Ltd.	32,572
800	Airbus Group NV	55,708
3,910	Alaska Air Group, Inc.	298,138
31,365	AMETEK, Inc.	1,719,429
15,414	Applied Industrial Technologies, Inc.	636,752
3,500	Argan, Inc.	129,325
7,000	Asahi Glass Company, Ltd.	40,078
9,769	Astec Industries, Inc.	317,492
12,500	AZZ, Inc.	691,625
10,633	B/E Aerospace, Inc.	499,219
9,200	BAE Systems plc	62,233
21,698	Beacon Roofing Supply, Inc.[d]	767,892
15,350	Boeing Company	2,272,875
2,960	Brady Corporation	67,340
10,820	Brink’s Company	335,204
12,350	Caterpillar, Inc.	901,427
3,300	Central Glass Company, Ltd.	16,289
700	Central Japan Railway Company	127,689
8,081	CIRCOR International, Inc.	371,080
29,182	CLARCOR, Inc.	1,455,015
21,329	Comfort Systems USA, Inc.	681,035
29,840	Copart, Inc.[d]	1,080,506
8,900	Corporate Executive Board Company	665,364
500	Croda International plc	22,303
40,750	CSX Corporation	1,099,843
3,100	CTT-Correios de Portugal SA	35,212
4,657	Cubic Corporation	208,866
1,050	Cummins, Inc.	108,686
13,390	Curtiss-Wright Corporation	931,408
1,000	Dai Nippon Printing Company, Ltd.	10,342
12,470	Danaher Corporation	1,163,576
1,894	Dart Group plc	13,818
55,750	Delta Air Lines, Inc.	2,834,330
1,400	Deutsche Post AG	41,589
8,940	DigitalGlobe, Inc.[d]	133,474
16,580	Donaldson Company, Inc.	500,716
700	DSV AS	28,405
400	easyJet plc	10,775
4,900	Eaton Corporation	273,959
300	Elbit Systems, Ltd.	23,777
36,053	EMCOR Group, Inc.	1,740,639
10,550	Equifax, Inc.	1,124,314
15,764	ESCO Technologies, Inc.	584,687
16,900	Expeditors International of Washington, Inc.	841,451
10,050	Federal Signal Corporation	151,353
5,130	Flowserve Corporation	237,827
180	Flughafen Wien Aktiengesellschaft	16,944
28,456	Fortune Brands Home and Security, Inc.	1,489,102
11,166	Franklin Electric Company, Inc.	368,031
34,594	FTI Consulting, Inc.[d]	1,176,542
10,259	G & K Services, Inc.	675,247
1,241	Galliford Try plc	28,587
24,163	Gibraltar Industries, Inc.[d]	611,807
600	Go-Ahead Group plc	22,430
36,294	Granite Construction, Inc.	1,191,895
12,006	H&E Equipment Services, Inc.	231,836
1,100	Hamburger Hafen und Logistik AG	15,911
2,000	Hankyu Hanshin Holdings, Inc.	13,028
3,440	Hawaiian Holdings, Inc.[d]	119,368
20,585	Healthcare Services Group, Inc.	766,997
17,722	Heico Corporation	893,898
5,476	Hillenbrand, Inc.	162,473
21,768	HNI Corporation	934,718
9,016	Honeywell International, Inc.	931,172
300	Hoshizaki Electric Company, Ltd.	21,692
7,657	Hub Group, Inc.[d]	306,127
8,960	Huntington Ingalls Industries, Inc.	1,074,662
35,492	Huron Consulting Group, Inc.[d]	1,714,264
2,100	Illinois Tool Works, Inc.	193,074
900	Inaba Denki Sangyo Company, Ltd.	28,083
11,600	Ingersoll-Rand plc	687,416

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value
Industrials (4.3%) - continued
10,370	Insperity, Inc.	$481,790
3,200	Intrum Justitia AB	114,807
11,700	ITOCHU Corporation	146,402
602	Jardine Matheson Holdings, Ltd.	32,735
11,355	JB Hunt Transport Services, Inc.	867,181
2,818	John Bean Technologies Corporation	126,415
200	Jungheinrich AG	14,775
10,241	Kaman Corporation	398,272
7,690	KAR Auction Services, Inc.	295,296
1,000	Keisei Electric Railway Company, Ltd.	12,323
17,602	Kforce, Inc.	494,792
4,300	KITZ Corporation	19,791
1,000	KONE Oyj	42,651
900	Koninklijke Boskalis Westminster NV	43,681
49,162	Korn/Ferry International	1,788,022
12,401	Landstar System, Inc.	781,759
1,901	Lincoln Electric Holdings, Inc.	113,699
3,750	Lockheed Martin Corporation	824,363
12,495	Manpower, Inc.	1,146,791
31,350	Masco Corporation	909,150
3,233	Matthews International Corporation	186,641
19,138	McGrath Rentcorp	575,097
300	MEITEC Corporation	10,895
42,290	Meritor, Inc.[d]	459,692
7,767	Middleby Corporation[d]	908,273
8,876	Mine Safety Appliances Company	385,928
1,700	MIRAIT Holdings Corporation	14,731
2,000	Mitsuboshi Belting, Ltd.	16,626
15,000	Mueller Water Products, Inc.	132,000
29,408	Navigant Consulting, Inc.[d]	505,818
9,054	Nielsen Holdings plc	430,156
1,800	Nikkon Holdings Company, Ltd.	34,773
3,000	Nippon Express Company, Ltd.	15,455
3,100	Nitto Kogyo Corporation	59,826
4,698	Nordson Corporation	334,686
3,650	Northrop Grumman Corporation	685,288
1,000	Obayashi Corporation	8,770
9,696	Old Dominion Freight Line, Inc.[d]	600,570
42,040	On Assignment, Inc.[d]	1,896,424
23,684	Oshkosh Corporation	973,176
3,550	Pentair, Ltd.	198,516
21,786	PGT, Inc.[d]	262,739
9,300	PowerSecure International, Inc.[d]	115,878
54,709	Progressive Waste Solutions, Ltd.	1,315,751
20,208	Proto Labs, Inc.[d]	1,310,287
3,660	Quanex Building Products Corporation	69,064
31,020	Raven Industries, Inc.	564,874
2,978	RBC Bearings, Inc.[d]	203,665
5,860	Rentokil Initial plc	13,939
4,990	Resources Connection, Inc.	89,571
4,610	Rexnord Corporation[d]	85,193
252	Rieter Holding AG	41,552
40,413	Ritchie Brothers Auctioneers, Inc.	1,049,526
10,279	Robert Half International, Inc.	541,292
2,900	Rockwell Automation, Inc.	316,564
5,404	Roper Industries, Inc.	1,007,035
6,125	Ryder System, Inc.	439,653
14,698	Saia, Inc.[d]	347,020
2,100	Siemens AG	210,933
58,031	Southwest Airlines Company	2,686,255
2,300	Spirit Aerosystems Holdings, Inc.[d]	121,302
19,407	Stericycle, Inc.[d]	2,355,428
7,070	Sun Hydraulics Corporation	207,080
21,825	Swift Transportation Company[d]	341,125
900	Teleperformance SA	70,633
14,594	Tennant Company	845,284
5,250	Tetra Tech, Inc.	141,225
12,188	Textron, Inc.	513,968
500	TKH Group NV	18,920
3,000	Toppan Printing Company, Ltd.	26,902
11,410	Toro Company	858,831
400	Travis Perkins plc	11,790
6,884	Triumph Group, Inc.	320,657
1,100	Tsubakimoto Chain Company	8,060
10,769	Tyco International plc	392,422
1,530	UniFirst Corporation	160,757
15,100	Union Pacific Corporation	1,349,185
6,600	United Parcel Service, Inc.	679,932
9,048	United Rentals, Inc.[d]	677,333
9,698	Universal Forest Products, Inc.	704,366
13,179	Universal Truckload Services, Inc.	210,600
2,950	Verisk Analytics, Inc.[d]	211,250
7,470	WABCO Holdings, Inc.[d]	838,358
16,887	WageWorks, Inc.[d]	810,914
24,031	Waste Connections, Inc.	1,309,209
2,525	Watsco, Inc.	310,651
15,195	Wesco Aircraft Holdings, Inc.[d]	189,330
15,630	West Corporation	372,150
5,636	Woodward, Inc.	256,438
400	Yuasa Trading Company, Ltd.	9,324

	Total	84,340,529

Information Technology (6.0%)
19,764	A10 Networks, Inc.[d]	141,906
5,400	Accenture plc	578,880
44,785	ACI Worldwide, Inc.[d]	1,072,601
13,969	Advanced Energy Industries, Inc.[d]	395,043
20,670	Agilent Technologies, Inc.	780,499
16,550	Akamai Technologies, Inc.[d]	1,006,571
22,140	Alibaba Group Holding, Ltd. ADR[d]	1,855,996
5,770	Alliance Data Systems Corporation[d]	1,715,479
3,192	Alphabet, Inc., Class Ad	2,353,749
4,704	Alphabet, Inc., Class Cd	3,343,650
1,200	Alps Electric Company, Ltd.	37,247
11,457	Ambarella, Inc.[d]	566,434
20,350	Amkor Technology, Inc.[d]	126,577
32,408	Amphenol Corporation	1,757,162
1,700	Analog Devices, Inc.	102,204
11,525	ANSYS, Inc.[d]	1,098,448
36,534	Apple, Inc.	4,365,813
60,988	Applied Materials, Inc.	1,022,769
9,200	Arista Networks, Inc.[d]	593,492
18,146	Aspen Technology, Inc.[d]	751,063
24,110	Atmel Corporation	183,236
4,400	AVG Technologies NVd	104,280
11,820	AVX Corporation	159,570
16,460	Belden, Inc.	1,053,934
10,690	Booz Allen Hamilton Holding Corporation	314,927
24,080	Broadridge Financial Solutions, Inc.	1,434,686
126,534	Brocade Communications Systems, Inc.	1,318,484
34,769	Brooks Automation, Inc.	383,850
2,900	Brother Industries, Ltd.	37,066
13,265	Cabot Microelectronics Corporation[d]	559,385
6,060	CACI International, Inc.[d]	588,062
3,600	Cadence Design Systems, Inc.[d]	79,992
2,400	Canon, Inc.	71,669
300	Cap Gemini SA	26,675
15,429	Cardtronics, Inc.[d]	532,301
2,000	Carsales.com, Ltd.	13,907

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value
Information Technology (6.0%) - continued
12,203	Cavium, Inc.[d]	$865,803
2,350	Check Point Software Technologies, Ltd.[d]	199,609
26,560	Ciena Corporation[d]	641,158
147,660	Cisco Systems, Inc.[e]	4,259,991
1,177	Citrix Systems, Inc.[d]	96,632
31,119	Cognex Corporation	1,170,074
8,600	Cognizant Technology Solutions Corporation[d]	585,746
7,390	Coherent, Inc.[d]	400,538
3,800	Comtech Telecommunications Corporation	91,808
12,766	Constant Contact, Inc.[d]	333,193
6,480	Convergys Corporation	166,342
21,790	CoreLogic, Inc.[d]	849,374
7,231	Cornerstone OnDemand, Inc.[d]	227,777
33,276	Criteo SA ADR[d]	1,266,485
5,480	Cvent, Inc.[d]	173,223
18,302	Demandware, Inc.[d]	1,037,723
1,300	Dialog Semiconductor plc[d]	48,093
5,765	DST Systems, Inc.	704,195
500	DTS Corporation	11,819
20,450	eBay, Inc.[d]	570,555
22,193	Electro Rent Corporation	230,363
79,600	EMC Corporation	2,087,112
19,130	Envestnet, Inc.[d]	571,222
4,640	EVERTEC, Inc.	84,634
9,090	ExlService Holdings, Inc.[d]	402,323
6,786	F5 Networks, Inc.[d]	747,817
19,990	Fabrinet[d]	433,183
56,440	Facebook, Inc.[d]	5,755,187
22,779	FARO Technologies, Inc.[d]	769,702
17,168	FEI Company	1,239,358
2,800	FleetCor Technologies, Inc.[d]	405,608
7,900	FLIR Systems, Inc.	210,693
26,644	Fortinet, Inc.[d]	915,488
5,900	FUJIFILM Holdings NPV	235,344
13,267	Gartner, Inc.[d]	1,202,919
23,750	Glu Mobile, Inc.[d]	97,850
3,480	GrubHub, Inc.[d]	83,450
46,323	Guidewire Software, Inc.[d]	2,697,388
12,310	Harmonic, Inc.[d]	70,906
2,000	Hitachi Kokusai Electric, Inc.	27,614
55,074	HomeAway, Inc.[d]	1,738,135
900	Hoya Corporation	37,140
8,815	IAC/InterActiveCorporation	590,693
11,690	Imperva, Inc.[d]	825,548
4,190	Infoblox, Inc.[d]	68,339
500	Ingenico Group	58,926
14,600	Intel Corporation	494,356
9,009	Intersil Corporation	122,072
1,700	IRESS, Ltd.	11,322
1,000	IT Holdings Corporation	24,721
700	ITOCHU Techno-Solutions Corporation	15,346
33,264	Ixia[d]	479,334
27,641	Juniper Networks, Inc.	867,651
10,298	Keysight Technologies, Inc.[d]	340,658
400	Kyocera Corporation	18,094
4,300	Liberty Tripadvisor Holdings, Inc.[d]	134,117
4,910	Littelfuse, Inc.	490,656
3,010	LogMeIn, Inc.[d]	202,754
7,748	Manhattan Associates, Inc.[d]	564,442
15,525	Marvell Technology Group, Ltd.	127,460
10,310	MasterCard, Inc.	1,020,587
17,249	Maxim Integrated Products, Inc.	706,864
7,905	Methode Electronics, Inc.	263,474
22,220	Microsemi Corporation[d]	800,142
112,200	Microsoft Corporation	5,906,208
29,486	Monolithic Power Systems, Inc.	1,840,516
900	Morningstar, Inc.	73,899
26,900	Nanometrics, Inc.[d]	411,032
31,120	National Instruments Corporation	948,226
2,400	NEC Networks & System Integration Corporation	44,956
12,871	Newport Corporation[d]	194,481
9,246	Nice Systems, Ltd. ADR	571,588
400	NS Solutions Corporation	19,522
113,487	NVIDIA Corporation	3,219,626
7,794	NXP Semiconductors NVd	610,660
24,760	OmniVision Technologies, Inc.[d]	714,821
29,800	Oracle Corporation	1,157,432
300	Oracle Corporation Japan	13,644
5,936	Palo Alto Networks, Inc.[d]	955,696
24,600	Pandora Media, Inc.[d]	283,146
10,460	Parametric Technology Corporation[d]	370,702
41,969	PayPal Holdings, Inc.[d]	1,511,304
12,530	Plantronics, Inc.	671,859
34,349	Progress Software Corporation[d]	833,994
26,032	Proofpoint, Inc.[d]	1,833,694
14,935	QLIK Technologies, Inc.[d]	468,511
7,770	Rackspace Hosting, Inc.[d]	200,855
740	Radware, Inc.[d]	11,033
9,190	RealPage, Inc.[d]	155,311
18,755	Red Hat, Inc.[d]	1,483,708
14,100	Ruckus Wireless, Inc.[d]	159,048
38,330	Salesforce.com, Inc.[d]	2,978,624
900	SAP SE	70,952
15,072	ServiceNow, Inc.[d]	1,230,629
6,950	Symantec Corporation	143,170
1,285	SYNNEX Corporation	113,645
10,344	Synopsys, Inc.[d]	516,993
39,946	Teradyne, Inc.	779,746
13,970	Tessera Technologies, Inc.	488,531
20,330	Texas Instruments, Inc.	1,153,118
13,429	Textura Corporation[d]	394,275
4,029	Tyler Technologies, Inc.[d]	686,380
8,847	Ultimate Software Group, Inc.[d]	1,807,885
11,800	Ultra Clean Holdings, Inc.[d]	57,584
8,750	Vantiv, Inc.[d]	438,813
21,430	Veeco Instruments, Inc.[d]	386,169
63,194	Virtusa Corporation[d]	3,629,231
41,230	Visa, Inc.	3,198,623
12,860	Web.com Group, Inc.[d]	301,824
7,550	Xerox Corporation	70,895

	Total	115,611,296

Materials (1.7%)
13,975	Agnico Eagle Mines, Ltd.	395,353
9,029	Airgas, Inc.	868,229
10,856	Albemarle Corporation	581,013
73,189	Alcoa, Inc.	653,578
9,313	American Vanguard Corporation	124,887
100	Aurubis AG	6,680
8,398	Avery Dennison Corporation	545,618
13,371	Axalta Coating Systems, Ltd.[d]	369,441
21,800	Axiall Corporation	441,450
8,350	Balchem Corporation	570,305
11,682	Ball Corporation	800,217
77,908	Barrick Gold Corporation	599,113
5,600	Berry Plastics Group, Inc.[d]	187,600
5,000	BillerudKorsnas AB	90,487

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value
Materials (1.7%) - continued
4,300	Boral, Ltd.	$16,448
1,100	Buzzi Unicem SPA	18,612
6,220	Celanese Corporation	441,931
13,403	CF Industries Holdings, Inc.	680,470
48,340	Chemtura Corporation[d]	1,543,980
3,706	Clearwater Paper Corporation[d]	186,894
1,150	Compass Minerals International, Inc.	93,426
38,729	Crown Holdings, Inc.[d]	2,054,186
6,200	Daicel Corporation	81,929
12,510	Dow Chemical Company	646,392
2,000	DOWA Holdings Company, Ltd.	17,437
7,541	Eagle Materials, Inc.	497,932
5,350	Eastman Chemical Company	386,109
54,109	Eldorado Gold Corporation	189,382
17,252	FMC Corporation	702,329
60,509	Freeport-McMoRan, Inc.	712,191
53,053	Goldcorp, Inc.	680,139
12,560	Graphic Packaging Holding Company	177,850
2,100	Hokuetsu Kishu Paper Company, Ltd.	14,633
600	Holmen AB	18,087
43,940	Horsehead Holding Corporation[d]	124,790
16,889	Innospec, Inc.	932,948
35,822	International Paper Company	1,529,241
1,100	James Hardie Industries plc	14,240
5,300	KapStone Paper and Packaging Corporation	115,275
93,384	Kinross Gold Corporation[d]	187,702
3,270	Koppers Holdings, Inc.	61,999
3,618	Martin Marietta Materials, Inc.	561,333
5,813	Minerals Technologies, Inc.	342,618
1,500	Mondi plc	34,686
6,000	Monsanto Company	559,320
15,000	Mosaic Company	506,850
24,655	Myers Industries, Inc.	384,865
32,698	Newmont Mining Corporation	636,303
500	Nippon Steel & Sumitomo Metal Corporation	10,136
5,761	Norsk Hydro ASA	20,635
12,100	Nucor Corporation	511,830
7,721	OceanaGold Corporation	14,762
3,000	Oji Holdings Corporation	15,537
14,440	Olin Corporation	276,959
36,447	Owens-Illinois, Inc.[d]	785,433
20,996	Packaging Corporation of America	1,437,176
48,903	PolyOne Corporation	1,635,316
2,190	Reliance Steel & Aluminum Company	131,312
21,327	Rock-Tenn Company	1,146,540
5,036	Royal Gold, Inc.	240,922
4,550	RPM International, Inc.	207,980
6,810	Schnitzer Steel Industries, Inc.	114,817
6,200	Scotts Miracle-Gro Company	410,192
15,470	Sealed Air Corporation	759,886
1,550	Silgan Holdings, Inc.	78,848
23,717	Silver Wheaton Corporation	322,314
16,290	Sonoco Products Company	695,420
54,339	Steel Dynamics, Inc.	1,003,641
8,667	Stillwater Mining Company[d]	80,950
2,000	Sumitomo Metal Mining Company, Ltd.	24,813
2,000	Sumitomo Seika Chemicals Company, Ltd.	13,944
41,420	Teck Resources, Ltd.	243,135
2,700	UPM-Kymmene Oyj	50,547
7,619	Vulcan Materials Company	735,843
1,450	Westlake Chemical Corporation	87,392
78,423	Yamana Gold, Inc.	171,746
2,740	Yara International ASA	124,467

	Total	32,738,991

Telecommunications Services (0.2%)
19,400	Bezeq Israel Telecommunication Corporation, Ltd.	41,574
12,681	BT Group plc	90,561
3,400	Elisa Oyj	128,099
3,000	Freenet AG	101,201
46,237	KCOM Group plc	61,819
6,079	Level 3 Communications, Inc.[d]	309,725
7,800	Orange SA	137,527
1,500	Proximus SA	51,907
11,925	SBA Communications Corporation[d]	1,419,314
4,800	StarHub, Ltd.	12,314
59,800	Telstra Corporation, Ltd.	229,132
20,653	Verizon Communications, Inc.	968,213
1,300	Vivendi SA	31,274
22,400	Vonage Holdings Corporation[d]	135,968

	Total	3,718,628

Utilities (0.7%)
47,600	A2A SPA	65,204
2,500	Ameren Corporation	109,200
13,400	American Electric Power Company, Inc.	759,110
39,260	American Water Works Company, Inc.	2,251,954
8,510	Aqua America, Inc.	243,386
7,040	Artesian Resources Corporation	171,494
1,310	Atmos Energy Corporation	82,530
2,710	Avista Corporation	91,733
7,000	CLP Holdings, Ltd.	60,855
7,900	Edison International, Inc.	478,108
14,021	El Paso Electric Company	542,192
25,000	Electricidade de Portugal SA	92,387
7,100	Enel SPA	32,740
7,367	FirstEnergy Corporation	229,850
5,470	IDACORP, Inc.	365,669
15,590	Laclede Group, Inc.	913,106
3,000	Middlesex Water Company	77,310
4,970	New Jersey Resources Corporation	157,450
9,930	NiSource, Inc.	190,259
3,610	NorthWestern Corporation	195,626
4,240	NRG Yield, Inc.	61,226
4,000	Osaka Gas Company, Ltd.	15,754
8,730	Otter Tail Corporation	239,551
10,250	Pacific Ethanol, Inc.[d]	61,602
27,270	PG&E Corporation	1,456,218
16,023	PNM Resources, Inc.	450,567
16,970	Public Service Enterprise Group, Inc.	700,691
14,100	Redes Energeticas Nacionais SGPS SA	42,968
8,520	Renewable Energy Group, Inc.[d]	67,223
500	Severn Trent plc	17,244
17,700	Southern Company	798,270
10,176	Southwest Gas Corporation	625,417
600	SSE plc	13,959
2,000	Toho Gas Company, Ltd.	12,249
6,300	United Utilities Group plc	95,868
12,230	Vectren Corporation	556,098
5,810	Westar Energy, Inc.	230,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (33.9%)	Value
Utilities (0.7%) - continued
20,900	Wisconsin Energy Corporation	$1,077,604

	Total	13,633,329

	Total Common Stock (cost $613,774,587)	657,599,357

Principal Amount	Long-Term Fixed Income (11.9%)	Value
Asset-Backed Securities (0.6%)
	Access Group, Inc.
$192,901	0.697%, 2/25/2036[g,h]	188,261
	Ares CLO, Ltd.
450,000	1.611%, 10/12/2023*,h	447,676
	BA Credit Card Trust
250,000	0.576%, 6/15/2021[h]	249,445
	Barclays Dryrock Issuance Trust
500,000	0.556%, 12/16/2019[h]	499,450
	Betony CLO, Ltd.
125,000	1.831%, 4/15/2027*,h	124,145
	Capital One Multi-Asset Execution Trust
500,000	0.576%, 1/18/2022[h]	497,799
	Chase Issuance Trust
175,000	1.590%, 2/18/2020	175,621
150,000	1.620%, 7/15/2020	151,290
	Chesapeake Funding, LLC
108,433	0.644%, 1/7/2025[g,h]	108,324
	Countrywide Asset-Backed Certificates
159,087	5.530%, 4/25/2047	171,592
	Edlinc Student Loan Funding Trust
138,756	3.200%, 10/1/2025*,h	141,630
	Enterprise Fleet Financing, LLC
52,889	1.060%, 3/20/2019[g]	52,850
296,106	0.870%, 9/20/2019[g]	295,307
	FirstEnergy Ohio PIRB Special Purpose Trust
94,128	0.679%, 1/15/2019	94,097
	Ford Credit Auto Owner Trust
175,000	2.260%, 11/15/2025[g]	176,587
	Golden Credit Card Trust
250,000	0.626%, 9/15/2018[g,h]	249,850
	GoldenTree Loan Opportunities IX, Ltd.
150,000	1.804%, 10/29/2026*,h	148,635
	Golub Capital Partners CLO 23M, Ltd.
400,000	1.485%, 5/5/2027*,h	396,809
	Morgan Stanley Bank of America Merrill Lynch Trust
400,000	3.176%, 8/15/2045	411,629
400,000	3.246%, 12/15/2047	405,986
	Morgan Stanley Capital, Inc.
520,929	0.347%, 2/25/2037[h]	313,724
	OZLM VIII, Ltd.
140,000	1.755%, 10/17/2026*,h	138,323
	Race Point IX CLO, Ltd.
325,000	1.831%, 4/15/2027*,h	323,530
	Renaissance Home Equity Loan Trust
2,355,637	5.746%, 5/25/2036[i]	1,636,170
1,780,000	6.011%, 5/25/2036[i]	1,242,781
	SLM Student Loan Trust
404,498	0.796%, 8/15/2022[g,h]	403,295
174,826	0.720%, 4/25/2023[g,h]	174,448
200,000	1.246%, 5/17/2027[g,h]	198,583
	UBS Commercial Mortgage Trust
600,000	3.400%, 5/10/2045	623,005
	Volvo Financial Equipment, LLC
91,360	0.740%, 3/15/2017[g]	91,360
	World Financial Network Credit Card Master Trust
300,000	0.910%, 3/16/2020	300,093
	World Omni Master Owner Trust
240,000	0.547%, 2/15/2018[g,h]	239,949

	Total	10,672,244

Basic Materials (0.1%)
	Albemarle Corporation
40,000	3.000%, 12/1/2019	39,942
	ArcelorMittal SA
275,000	6.500%, 3/1/2021[j]	259,703
	Freeport-McMoRan, Inc.
231,000	2.375%, 3/15/2018	211,365
78,000	3.875%, 3/15/2023	60,996
	Georgia-Pacific, LLC
90,000	2.539%, 11/15/2019[g]	90,307
	Glencore Funding, LLC
65,000	1.377%, 4/16/2018[g,h]	55,756
	Packaging Corporation of America
130,000	4.500%, 11/1/2023	136,931
	Sappi Papier Holding GmbH
160,000	6.625%, 4/15/2021[g]	160,800
	Xstrata Finance Canada, Ltd.
96,000	2.700%, 10/25/2017[g]	89,376
	Yamana Gold, Inc.
135,000	4.950%, 7/15/2024	123,864

	Total	1,229,040

Capital Goods (0.1%)
	Boeing Company
30,000	3.500%, 3/1/2045	27,827
	CNH Capital, LLC
275,000	3.625%, 4/15/2018	275,687
	Crown Americas Capital Corporation IV
275,000	4.500%, 1/15/2023	275,687
	L-3 Communications Corporation
144,000	1.500%, 5/28/2017	141,881
	Martin Marietta Materials, Inc.
90,000	1.427%, 6/30/2017[h]	89,389
	Northrop Grumman Corporation
120,000	3.850%, 4/15/2045	107,738
	Owens-Brockway Glass Container, Inc.
185,000	5.000%, 1/15/2022[g]	188,585
	Pentair Finance SA
105,000	2.900%, 9/15/2018	105,240
55,000	3.625%, 9/15/2020	55,370
	Reynolds Group Issuer, Inc.
273,154	5.750%, 10/15/2020	284,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (11.9%)	Value
Capital Goods (0.1%) - continued
	Roper Industries, Inc.
$144,000	2.050%, 10/1/2018	$143,263
	Textron, Inc.
60,000	5.600%, 12/1/2017	63,980
70,000	5.950%, 9/21/2021	79,212
	United Rentals, Inc.
275,000	5.500%, 7/15/2025	274,313
	Waste Management, Inc.
35,000	3.125%, 3/1/2025	34,166

	Total	2,146,418

Collateralized Mortgage Obligations (0.6%)
	Alm Loan Funding CLO
140,000	1.745%, 10/17/2026*,h	138,823
	Apidos CLO XVIII
135,000	1.732%, 7/22/2026*,h	133,350
	Babson CLO, Ltd.
140,000	1.707%, 10/17/2026*,h	138,591
	Birchwood Park CLO, Ltd.
140,000	1.761%, 7/15/2026*,h	138,873
	BlueMountain CLO, Ltd.
140,000	1.801%, 10/15/2026*,h	139,119
	Carlyle Global Market Strategies CLO, Ltd.
150,000	1.617%, 7/20/2023*,h	149,649
150,000	1.821%, 10/15/2026*,h	149,313
	Cent CLO 16, LP
140,000	1.550%, 8/1/2024*,h	139,522
	Cent CLO 22, Ltd.
150,000	1.791%, 11/7/2026*,h	148,463
	Citigroup Mortgage Loan Trust, Inc.
232,507	5.500%, 11/25/2035	221,852
	CitiMortgage Alternative Loan Trust
760,831	5.750%, 4/25/2037	653,237
	Countrywide Alternative Loan Trust
208,348	2.675%, 10/25/2035	184,946
133,766	6.500%, 8/25/2036	102,251
150,461	6.000%, 1/25/2037	138,316
665,051	5.500%, 5/25/2037	565,062
581,243	7.000%, 10/25/2037	412,566
	Countrywide Home Loans, Inc.
265,269	5.750%, 4/25/2037	243,605
	Deutsche Alt-A Securities Mortgage Loan Trust
81,906	5.500%, 10/25/2021	79,287
209,762	6.000%, 10/25/2021	184,758
	Dryden 34 Senior Loan Fund CLO
140,000	1.751%, 10/15/2026*,h	138,825
	Federal Home Loan Mortgage Corporation
469,159	3.000%, 2/15/2033[k]	58,585
	Federal National Mortgage Association
988,693	3.500%, 1/25/2033[k]	135,545
	Galaxy XX CLO, Ltd.
450,000	1.731%, 7/20/2027*,h	445,554
	J.P. Morgan Mortgage Trust
71,660	2.711%, 10/25/2036	64,253
589,868	0.577%, 1/25/2037[h]	369,723
674,199	6.250%, 8/25/2037	525,309
	Limerock CLO III, LLC
450,000	1.817%, 10/20/2026*,h	446,230
	Madison Park Funding XIV CLO, Ltd.
150,000	1.767%, 7/20/2026*,h	148,923
	Madison Park Funding, Ltd.
400,000	1.611%, 8/15/2022*,h	399,156
	Magnetite XII, Ltd.
450,000	1.821%, 4/15/2027*,h	446,779
	MASTR Alternative Loans Trust
183,958	6.500%, 7/25/2034	188,331
369,114	0.647%, 12/25/2035[h]	189,356
	Merrill Lynch Alternative Note Asset Trust
173,652	6.000%, 3/25/2037	157,149
	Mountain View CLO, Ltd.
450,000	1.739%, 7/15/2027*,h	440,892
	Neuberger Berman CLO, Ltd.
100,000	1.779%, 8/4/2025*,h	98,997
	NZCG Funding CLO, Ltd.
450,000	1.870%, 4/27/2027*,h	447,536
	Octagon Investment Partners XX CLO, Ltd.
140,000	1.754%, 8/12/2026*,h	138,904
	OHA Loan Funding, Ltd.
450,000	1.817%, 10/20/2026*,h	446,217
	Residential Asset Securitization Trust
571,767	0.577%, 8/25/2037[h]	175,217
	Sequoia Mortgage Trust
402,840	2.875%, 9/20/2046	322,978
	Shackleton VII CLO, Ltd.
450,000	1.861%, 4/15/2027*,h	448,569
	Symphony CLO VIII, Ltd.
136,972	1.419%, 1/9/2023*,h	136,511
	Symphony CLO XV, Ltd.
450,000	1.765%, 10/17/2026*,h	444,890
	Voya CLO 3, Ltd.
140,000	1.740%, 7/25/2026*,h	138,810
	WaMu Mortgage Pass Through Certificates
118,240	2.399%, 9/25/2036	106,501
241,128	2.429%, 10/25/2036	215,306

	Total	11,336,629

Commercial Mortgage-Backed Securities (0.4%)
	Commercial Mortgage Pass-Through Certificates
360,000	1.244%, 6/8/2030[g,h]	359,324
	Credit Suisse First Boston Mortgage Securities
1,300,000	5.542%, 1/15/2049	1,341,369
	Credit Suisse Mortgage Capital Certificates
825,000	5.509%, 9/15/2039	847,897
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
113,572	0.727%, 12/25/2016	113,678
	Federal National Mortgage Association
219,366	1.272%, 1/25/2017	220,202

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (11.9%)	Value
Commercial Mortgage-Backed Securities (0.4%) - continued
	Greenwich Capital Commercial Funding Corporation
$900,000	5.867%, 12/10/2049	$945,155
	GS Mortgage Securities Trust
700,000	3.666%, 9/10/2047	729,154
475,000	3.506%, 10/10/2048	484,188
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
300,000	1.146%, 12/15/2028[g,h]	299,957
750,000	5.695%, 2/12/2049	787,003
	JPMBB Commercial Mortgage Securities Trust
325,000	3.231%, 1/15/2048	327,749
475,000	3.598%, 11/15/2048	487,802
	Morgan Stanley Bank of America Merrill Lynch Trust
450,000	3.635%, 10/15/2028	463,847
	Morgan Stanley Capital, Inc.
450,000	5.406%, 3/15/2044	464,595
	SCG Trust
150,000	1.596%, 11/15/2026[g,h]	149,261

	Total	8,021,181

Communications Services (0.4%)
	21st Century Fox America, Inc.
120,000	6.900%, 3/1/2019	137,477
	AMC Networks, Inc.
275,000	4.750%, 12/15/2022	276,031
	America Movil SAB de CV
90,000	5.000%, 10/16/2019	98,352
	American Tower Corporation
20,000	2.800%, 6/1/2020	19,907
120,000	3.450%, 9/15/2021	121,026
	AT&T, Inc.
60,000	1.257%, 6/30/2020[h]	59,488
112,000	3.875%, 8/15/2021	116,737
95,000	3.000%, 6/30/2022	93,183
125,000	5.550%, 8/15/2041	127,200
95,000	4.750%, 5/15/2046	87,225
	British Sky Broadcasting Group plc
110,000	2.625%, 9/16/2019[g]	110,637
	CBS Corporation
81,000	4.000%, 1/15/2026	80,789
	CCO Holdings, LLC
275,000	7.375%, 6/1/2020	285,312
	CCO Safari II, LLC
87,000	6.834%, 10/23/2055[g]	88,156
58,000	3.579%, 7/23/2020[g]	58,218
58,000	4.908%, 7/23/2025[g]	58,956
	CenturyLink, Inc.
210,000	6.450%, 6/15/2021	211,575
	Clear Channel Worldwide Holdings, Inc.
185,000	6.500%, 11/15/2022	192,862
	Columbus International, Inc.
150,000	7.375%, 3/30/2021[g]	156,000
	Comcast Corporation
160,000	4.400%, 8/15/2035	162,206
58,000	4.650%, 7/15/2042	60,014
78,000	4.750%, 3/1/2044	82,159
	Cox Communications, Inc.
68,000	9.375%, 1/15/2019[g]	80,386
	Crown Castle International Corporation
245,000	5.250%, 1/15/2023	263,681
	Crown Castle Towers, LLC
45,000	4.174%, 8/15/2017[g]	46,029
	Digicel, Ltd.
275,000	6.000%, 4/15/2021[g]	247,500
	DIRECTV Holdings, LLC
65,000	5.875%, 10/1/2019	73,187
294,000	6.350%, 3/15/2040	319,852
170,000	5.150%, 3/15/2042	161,747
	FairPoint Communications, Inc.
200,000	8.750%, 8/15/2019[g]	206,000
	Frontier Communications Corporation
180,000	8.875%, 9/15/2020[g]	186,862
	Hughes Satellite Systems Corporation
247,000	6.500%, 6/15/2019	271,885
	Intelsat Jackson Holdings SA
275,000	7.250%, 4/1/2019	257,812
	Level 3 Communications, Inc.
120,000	5.375%, 1/15/2024[c,g]	121,500
	Level 3 Financing, Inc.
275,000	8.625%, 7/15/2020	290,469
	McGraw Hill Financial, Inc.
52,000	3.300%, 8/14/2020[g]	52,917
80,000	4.000%, 6/15/2025[g]	79,470
	Numericable-SFR
275,000	6.000%, 5/15/2022[g]	275,687
	SES Global Americas Holdings GP
135,000	2.500%, 3/25/2019[g]	134,050
	Sprint Corporation
265,000	7.625%, 2/15/2025	235,188
	Telefonica Emisiones SAU
97,000	3.192%, 4/27/2018	99,488
	Time Warner Entertainment Company, LP
160,000	8.375%, 3/15/2023	198,574
	Time Warner, Inc.
128,000	3.600%, 7/15/2025	126,865
95,000	6.250%, 3/29/2041	108,413
	T-Mobile USA, Inc.
275,000	6.125%, 1/15/2022	279,812
	Unitymedia Hessen GmbH & Company KG
165,000	5.500%, 1/15/2023[g]	169,587
	Univision Communications, Inc.
185,000	5.125%, 5/15/2023[g]	183,150
	UPCB Finance V, Ltd.
247,500	7.250%, 11/15/2021[g]	263,587
	Verizon Communications, Inc.
210,000	4.672%, 3/15/2055	184,539
130,000	1.104%, 6/17/2019[h]	129,479
190,000	3.000%, 11/1/2021	191,431
378,000	5.150%, 9/15/2023	421,321
20,000	5.050%, 3/15/2034	20,168
117,000	4.272%, 1/15/2036	107,239
24,000	6.550%, 9/15/2043	28,729

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (11.9%)	Value
Communications Services (0.4%) - continued
$128,000	4.522%, 9/15/2048	$114,986

	Total	8,615,100

Consumer Cyclical (0.2%)
	Automatic Data Processing, Inc.
40,000	3.375%, 9/15/2025	41,004
	Cinemark USA, Inc.
275,000	4.875%, 6/1/2023	271,219
	CVS Health Corporation
40,000	2.250%, 8/12/2019	40,316
145,000	4.875%, 7/20/2035	152,636
72,000	6.125%, 9/15/2039	86,331
	Ford Motor Company
56,000	7.450%, 7/16/2031	71,878
	Ford Motor Credit Company, LLC
470,000	5.000%, 5/15/2018	499,153
95,000	2.597%, 11/4/2019	94,184
	General Motors Company
120,000	6.250%, 10/2/2043	132,504
	General Motors Financial Company, Inc.
275,000	3.250%, 5/15/2018	278,343
90,000	4.000%, 1/15/2025	88,243
135,000	4.300%, 7/13/2025	137,387
	Hilton Worldwide Finance, LLC
275,000	5.625%, 10/15/2021	287,834
	Home Depot, Inc.
64,000	2.625%, 6/1/2022	64,402
	Hyundai Capital America
50,000	2.000%, 3/19/2018[g]	49,645
126,000	2.400%, 10/30/2018[g]	126,028
126,000	3.000%, 10/30/2020[g]	125,823
	Jaguar Land Rover Automotive plc
275,000	5.625%, 2/1/2023[g]	283,250
	KB Home
140,000	4.750%, 5/15/2019	137,675
	L Brands, Inc.
275,000	5.625%, 2/15/2022	298,375
	Lennar Corporation
275,000	4.125%, 12/1/2018	281,187
275,000	4.875%, 12/15/2023[c]	273,625
	Macy’s Retail Holdings, Inc.
40,000	4.375%, 9/1/2023	40,982
	MGM Resorts International
275,000	6.000%, 3/15/2023[j]	279,125
	Six Flags Entertainment Corporation
185,000	5.250%, 1/15/2021[g]	191,937
	Toll Brothers Finance Corporation
42,000	8.910%, 10/15/2017	47,250
74,000	4.000%, 12/31/2018	76,960

	Total	4,457,296

Consumer Non-Cyclical (0.4%)
	AbbVie, Inc.
110,000	2.500%, 5/14/2020	108,763
80,000	3.600%, 5/14/2025	78,642
	Actavis Funding SCS
95,000	4.550%, 3/15/2035	90,543
95,000	4.850%, 6/15/2044	91,316
	Altria Group, Inc.
170,000	2.850%, 8/9/2022	168,046
	Amgen, Inc.
55,000	2.125%, 5/1/2020	54,513
130,000	2.700%, 5/1/2022	127,562
	B&G Foods, Inc.
200,000	4.625%, 6/1/2021	199,250
	BAT International Finance plc
80,000	0.847%, 6/15/2018[g,h]	79,934
	Becton, Dickinson and Company
108,000	6.375%, 8/1/2019	122,635
	Biogen, Inc.
75,000	3.625%, 9/15/2022	76,254
	Boston Scientific Corporation
75,000	6.000%, 1/15/2020	84,004
125,000	4.125%, 10/1/2023	127,091
	Bunge Limited Finance Corporation
108,000	8.500%, 6/15/2019	127,722
	Cardinal Health, Inc.
45,000	1.950%, 6/15/2018	45,212
48,000	4.900%, 9/15/2045	48,985
	Celgene Corporation
80,000	2.875%, 8/15/2020	80,508
40,000	3.550%, 8/15/2022	40,645
80,000	5.000%, 8/15/2045	80,283
	CHS/Community Health Systems, Inc.
275,000	7.125%, 7/15/2020	281,875
	Church & Dwight Company, Inc.
50,000	2.450%, 12/15/2019	50,170
	Cigna Corporation
95,000	5.375%, 2/15/2042	104,786
	EMD Finance, LLC
85,000	0.684%, 3/17/2017[g,h]	84,659
96,000	2.950%, 3/19/2022[g]	94,419
	Forest Laboratories, Inc.
150,000	4.375%, 2/1/2019[g]	157,810
	Fresenius Medical Care US Finance II, Inc.
275,000	5.875%, 1/31/2022[g]	299,750
	Gilead Sciences, Inc.
45,000	2.550%, 9/1/2020	45,428
	Grifols Worldwide Operations, Ltd.
200,000	5.250%, 4/1/2022	207,000
	H. J. Heinz Company
125,000	3.500%, 7/15/2022[g]	127,392
	HCA, Inc.
275,000	3.750%, 3/15/2019	279,812
	Imperial Tobacco Finance plc
170,000	2.950%, 7/21/2020[g]	170,814
	JBS USA, LLC
275,000	5.750%, 6/15/2025[g]	266,063
	JM Smucker Company
100,000	4.375%, 3/15/2045	97,504
	Kraft Foods Group, Inc.
125,000	5.000%, 6/4/2042	128,663
	Laboratory Corporation of America Holdings
60,000	2.625%, 2/1/2020	59,884
120,000	4.700%, 2/1/2045	110,303

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (11.9%)	Value
Consumer Non-Cyclical (0.4%) - continued
	McKesson Corporation
$65,000	3.796%, 3/15/2024	$66,436
75,000	4.883%, 3/15/2044	76,064
	Mead Johnson Nutrition Company
84,000	3.000%, 11/15/2020	84,340
	Medco Health Solutions, Inc.
51,000	7.125%, 3/15/2018	56,963
	Medtronic plc
130,000	4.375%, 3/15/2035	134,630
	Merck & Company, Inc.
65,000	0.686%, 2/10/2020[h]	64,550
30,000	3.700%, 2/10/2045	27,469
	Mondelez International, Inc.
91,000	0.820%, 2/1/2019[h]	89,018
	Ortho-Clinical Diagnostics, Inc.
185,000	6.625%, 5/15/2022[g]	160,256
	Pfizer, Inc.
95,000	5.800%, 8/12/2023	110,719
	Reynolds American, Inc.
90,000	2.300%, 8/21/2017[g,j]	91,236
147,000	5.700%, 8/15/2035	160,807
	Roche Holdings, Inc.
130,000	4.000%, 11/28/2044[g]	131,783
	SABMiller Holdings, Inc.
64,000	3.750%, 1/15/2022[g]	65,451
64,000	4.950%, 1/15/2042[g]	64,737
	Safeway, Inc.
4,000	3.400%, 12/1/2016	3,980
	Spectrum Brands Escrow Corporation
120,000	6.375%, 11/15/2020	128,100
	Spectrum Brands, Inc.
120,000	5.750%, 7/15/2025[g]	127,950
	Tenet Healthcare Corporation
275,000	8.125%, 4/1/2022	290,812
	TreeHouse Foods, Inc.
185,000	4.875%, 3/15/2022	178,987
	UnitedHealth Group, Inc.
130,000	4.625%, 7/15/2035	137,954
	WM Wrigley Jr. Company
60,000	2.000%, 10/20/2017[g]	60,598

	Total	6,711,080

Energy (0.2%)
	Boardwalk Pipelines, Ltd.
102,000	5.875%, 11/15/2016	105,070
	BP Capital Markets plc
64,000	3.062%, 3/17/2022	64,297
110,000	3.535%, 11/4/2024	111,590
	Buckeye Partners, LP
107,000	2.650%, 11/15/2018	103,550
	Cameron International Corporation
100,000	4.000%, 12/15/2023	102,503
	Canadian Natural Resources, Ltd.
75,000	3.450%, 11/15/2021	72,925
65,000	6.250%, 3/15/2038	68,029
	CNOOC Nexen Finance
108,000	1.625%, 4/30/2017	107,769
	CNPC General Capital, Ltd.
72,000	2.750%, 4/19/2017[g]	73,000
	Columbia Pipeline Group, Inc.
40,000	2.450%, 6/1/2018[g]	40,057
	Concho Resources, Inc.
273,154	5.500%, 10/1/2022	274,178
	Crestwood Midstream Partners, LP
155,000	6.125%, 3/1/2022	133,300
	El Paso, LLC
85,000	7.800%, 8/1/2031	86,119
	Enbridge Energy Partners, LP
65,000	4.375%, 10/15/2020	65,839
	Enbridge, Inc.
90,000	0.779%, 6/2/2017[h]	88,388
	Energy Transfer Partners, LP
111,000	4.650%, 6/1/2021	110,149
90,000	4.900%, 3/15/2035	73,050
	Enterprise Products Operating, LLC
105,000	5.250%, 1/31/2020	114,901
48,000	5.100%, 2/15/2045	45,138
	EQT Corporation
53,000	5.150%, 3/1/2018	55,638
55,000	8.125%, 6/1/2019	63,734
	Hess Corporation
112,000	8.125%, 2/15/2019	130,087
	Kinder Morgan, Inc.
82,000	5.300%, 12/1/2034	69,048
	Linn Energy, LLC
273,154	6.250%, 11/1/2019	64,191
	Magellan Midstream Partners, LP
30,000	4.200%, 3/15/2045	24,830
	Marathon Oil Corporation
165,000	2.700%, 6/1/2020	160,171
	Marathon Petroleum Corporation
60,000	4.750%, 9/15/2044	54,415
	MarkWest Energy Partners, LP
275,000	4.875%, 12/1/2024	259,531
	MEG Energy Corporation
275,000	6.500%, 3/15/2021[g]	241,312
	Noble Energy, Inc.
140,000	5.625%, 5/1/2021	141,958
	Petroleos Mexicanos
65,000	3.500%, 1/30/2023	60,352
76,000	2.378%, 4/15/2025	76,994
	Regency Energy Partners, LP
275,000	5.000%, 10/1/2022	267,258
	Sabine Pass Liquefaction, LLC
275,000	5.625%, 3/1/2025[g]	263,656
	Shell International Finance BV
60,000	0.762%, 5/11/2020[h]	59,338
	Southwestern Energy Company
75,000	7.500%, 2/1/2018	79,673
	Suncor Energy, Inc.
95,000	3.600%, 12/1/2024	94,573
	Valero Energy Corporation
96,000	4.900%, 3/15/2045	88,699

	Total	4,095,310

Financials (0.9%)
	Abbey National Treasury Services plc
48,000	3.050%, 8/23/2018	49,581

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (11.9%)	Value
Financials (0.9%) - continued
	ACE INA Holdings, Inc.
$ 168,000	2.300%, 11/3/2020[c]	$168,100
125,000	4.350%, 11/3/2045[c]	126,539
	AerCap Ireland Capital, Ltd.
185,000	5.000%, 10/1/2021	193,325
	Air Lease Corporation
75,000	2.125%, 1/15/2018	74,100
33,000	2.625%, 9/4/2018	32,867
	Ally Financial, Inc.
180,000	3.750%, 11/18/2019	182,340
	American Express Credit Corporation
130,000	0.890%, 3/18/2019[h]	128,654
	American International Group, Inc.
55,000	2.300%, 7/16/2019	55,295
120,000	3.875%, 1/15/2035	112,431
	Aviation Capital Group Corporation
48,000	3.875%, 9/27/2016[g]	48,600
	Banco Santander Chile
155,000	1.221%, 4/11/2017[g,h]	152,785
	Bank of America Corporation
135,000	1.389%, 3/22/2018[h]	135,815
110,000	1.196%, 4/1/2019[h]	109,726
125,000	2.625%, 10/19/2020	124,512
425,000	3.300%, 1/11/2023	423,770
60,000	4.000%, 4/1/2024	61,644
90,000	4.000%, 1/22/2025	88,732
140,000	3.875%, 8/1/2025	142,437
63,000	5.875%, 2/7/2042	74,223
211,000	8.000%, 12/29/2049[l]	219,989
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
55,000	2.850%, 9/8/2021[g]	54,961
	Barclays Bank plc
90,000	10.179%, 6/12/2021[g]	118,182
	Barclays plc
90,000	2.750%, 11/8/2019	90,221
168,000	3.650%, 3/16/2025	162,477
	BB&T Corporation
55,000	1.036%, 1/15/2020[h]	54,535
	BBVA Banco Continental SA
109,000	2.250%, 7/29/2016[g]	109,708
	BioMed Realty, LP
108,000	2.625%, 5/1/2019	104,332
	BPCE SA
96,000	5.700%, 10/22/2023[g]	102,777
	Caisse Centrale Desjardins du Quebec
75,000	0.989%, 1/29/2018[g,h]	74,846
	Capital One Financial Corporation
70,000	6.150%, 9/1/2016	72,794
90,000	2.450%, 4/24/2019	90,083
	CIT Group, Inc.
185,000	5.000%, 8/15/2022	194,944
	Citigroup, Inc.
73,000	6.000%, 8/15/2017	78,539
90,000	1.088%, 4/8/2019[h]	89,292
122,000	8.500%, 5/22/2019	147,290
137,000	2.650%, 10/26/2020	136,734
89,000	4.050%, 7/30/2022	91,402
235,000	4.400%, 6/10/2025	237,537
	CoBank ACB
50,000	0.937%, 6/15/2022*,h	47,258
	Compass Bank
90,000	2.750%, 9/29/2019	89,278
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
72,000	3.950%, 11/9/2022	72,793
	Credit Agricole SA
110,000	1.121%, 4/15/2019[g,h]	109,218
250,000	2.750%, 6/10/2020[g]	253,169
	Credit Suisse AG
73,000	5.400%, 1/14/2020	81,033
	Credit Suisse Group Funding, Ltd.
252,000	2.750%, 3/26/2020[g]	251,028
168,000	3.750%, 3/26/2025[g]	164,250
	CyrusOne, LP
275,000	6.375%, 11/15/2022	283,937
	Digital Delta Holdings, LLC
100,000	3.400%, 10/1/2020[g]	100,505
	Discover Bank
90,000	8.700%, 11/18/2019	106,869
	Discover Financial Services
72,000	6.450%, 6/12/2017	77,118
	DnB Boligkreditt AS
224,000	1.450%, 3/21/2018[g]	223,576
	Duke Realty, LP
30,000	3.875%, 2/15/2021	30,879
90,000	4.375%, 6/15/2022	93,091
	ERP Operating, LP
32,000	3.375%, 6/1/2025	31,831
	European Investment Bank
165,000	1.875%, 3/15/2019	167,789
	Fifth Third Bancorp
93,000	5.450%, 1/15/2017	96,935
52,000	2.875%, 7/27/2020	52,354
55,000	2.875%, 10/1/2021	54,935
	General Electric Capital Corporation
165,000	3.100%, 1/9/2023	167,018
132,000	6.750%, 3/15/2032	173,110
	Genworth Financial, Inc.
74,000	7.700%, 6/15/2020	72,705
	Goldman Sachs Group, Inc.
180,000	1.522%, 4/30/2018[h]	181,654
95,000	1.421%, 11/15/2018[h]	95,477
117,000	5.375%, 3/15/2020	130,682
75,000	1.476%, 4/23/2020[h]	75,084
336,000	5.250%, 7/27/2021	374,910
150,000	3.500%, 1/23/2025	148,287
175,000	4.800%, 7/8/2044	176,801
64,000	5.150%, 5/22/2045	64,242
145,000	4.750%, 10/21/2045	147,076
	Hartford Financial Services Group, Inc.
84,000	5.125%, 4/15/2022	92,957
	HBOS plc
108,000	6.750%, 5/21/2018[g]	119,015
	HCP, Inc.
60,000	3.400%, 2/1/2025	56,118
	HSBC Bank plc
180,000	0.961%, 5/15/2018[g,h]	179,593
	HSBC Holdings plc
62,000	5.250%, 3/14/2044	65,307
95,000	6.375%, 12/29/2049[l]	93,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (11.9%)	Value
Financials (0.9%) - continued
	Huntington Bancshares, Inc.
$24,000	2.600%, 8/2/2018	$24,258
	Hutchison Whampoa International 14, Ltd.
97,000	3.625%, 10/31/2024[g]	97,674
	Icahn Enterprises, LP
215,000	6.000%, 8/1/2020	224,406
	ING Capital Funding Trust III
90,000	3.927%, 12/29/2049[h,l]	89,550
	International Lease Finance Corporation
162,000	2.287%, 6/15/2016[h]	161,692
	Intesa Sanpaolo SPA
54,000	3.875%, 1/16/2018	55,738
170,000	5.250%, 1/12/2024	184,841
	J.P. Morgan Chase & Company
116,000	6.300%, 4/23/2019	131,876
60,000	2.250%, 1/23/2020	59,526
210,000	4.500%, 1/24/2022	227,453
126,000	3.200%, 1/25/2023	125,643
120,000	3.625%, 5/13/2024	121,286
60,000	3.875%, 9/10/2024	59,936
240,000	3.125%, 1/23/2025	233,159
220,000	7.900%, 4/29/2049[l]	228,580
	KeyCorp
100,000	2.900%, 9/15/2020	100,714
	Liberty Mutual Group, Inc.
28,000	4.950%, 5/1/2022[g]	30,176
25,000	6.500%, 5/1/2042[g]	29,875
	Liberty Property, LP
96,000	3.750%, 4/1/2025	92,814
	Lloyds Bank plc
85,000	0.856%, 3/16/2018[h]	84,723
	Merrill Lynch & Company, Inc.
210,000	6.050%, 5/16/2016	215,493
92,000	6.400%, 8/28/2017	99,661
	MetLife, Inc.
125,000	4.050%, 3/1/2045	118,323
	Mizuho Bank, Ltd.
108,000	1.850%, 3/21/2018[g]	107,734
	Morgan Stanley
400,000	6.625%, 4/1/2018	444,346
120,000	1.600%, 4/25/2018[h]	121,597
75,000	1.463%, 1/27/2020[h]	75,325
65,000	4.875%, 11/1/2022	70,092
126,000	4.100%, 5/22/2023	128,030
210,000	4.350%, 9/8/2026	213,033
75,000	4.300%, 1/27/2045	71,880
210,000	5.550%, 12/29/2049[l]	209,738
	MPT Operating Partnership, LP
185,000	5.500%, 5/1/2024	188,700
	National City Corporation
87,000	6.875%, 5/15/2019	99,791
	Prologis, LP
135,000	7.375%, 10/30/2019	158,484
	Prudential Financial, Inc.
55,000	2.350%, 8/15/2019	55,470
	Quicken Loans, Inc.
185,000	5.750%, 5/1/2025[g]	183,613
	Realty Income Corporation
27,000	2.000%, 1/31/2018	27,126
	Regions Bank
71,000	7.500%, 5/15/2018	79,930
	Reinsurance Group of America, Inc.
50,000	5.625%, 3/15/2017	52,509
81,000	5.000%, 6/1/2021	87,964
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[g]	85,277
	Royal Bank of Scotland Group plc
110,000	1.267%, 3/31/2017[h]	109,952
110,000	7.500%, 12/29/2049[l]	113,850
	Santander Holdings USA, Inc.
96,000	2.650%, 4/17/2020	94,938
	Santander UK Group Holdings plc
147,000	2.875%, 10/16/2020	146,922
	Simon Property Group, LP
42,000	10.350%, 4/1/2019	52,336
55,000	2.500%, 9/1/2020	55,402
140,000	2.750%, 2/1/2023	136,987
	Skandinaviska Enskilda Banken AB
135,000	2.375%, 3/25/2019[g]	137,039
	State Street Corporation
85,000	1.225%, 8/18/2020[h]	85,395
	Sumitomo Mitsui Banking Corporation
90,000	0.897%, 1/16/2018[h]	89,582
	Svenska Handelsbanken AB
120,000	0.824%, 6/17/2019[h]	118,965
	Swiss RE Capital I, LP
55,000	6.854%, 5/29/2049[g,l]	55,784
	Synchrony Financial
55,000	3.000%, 8/15/2019	55,559
50,000	1.530%, 2/3/2020[h]	49,389
115,000	3.750%, 8/15/2021	115,979
	UBS AG/Stamford, Connecticut
54,000	5.875%, 12/20/2017	58,532
	UBS Group Funding Jersey, Ltd.
210,000	2.950%, 9/24/2020[g]	210,107
126,000	4.125%, 9/24/2025[g]	126,556
	UnitedHealth Group, Inc.
35,000	3.350%, 7/15/2022	36,267
	USB Realty Corporation
50,000	1.468%, 12/29/2049[g,h,l]	45,312
	Voya Financial, Inc.
109,000	2.900%, 2/15/2018	111,241
	Wells Fargo & Company
75,000	1.002%, 1/30/2020[h]	74,907
513,000	3.450%, 2/13/2023	514,491
125,000	3.000%, 2/19/2025	120,851
	Welltower, Inc.
27,000	2.250%, 3/15/2018	27,086
65,000	3.750%, 3/15/2023	64,100
55,000	4.000%, 6/1/2025	54,461

	Total	17,637,840

Foreign Government (<0.1%)
	Eksportfinans ASA
52,000	5.500%, 5/25/2016	53,007
	Export-Import Bank of Korea
75,000	2.250%, 1/21/2020	74,667

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (11.9%)	Value
Foreign Government (<0.1%) - continued
	Kommunalbanken AS
$125,000	1.500%, 10/22/2019[g]	$124,749

	Total	252,423

Mortgage-Backed Securities (3.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,500,000	3.000%, 12/1/2029[c]	4,666,873
3,925,000	3.000%, 11/1/2030[c]	4,078,830
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
206,031	1.967%, 6/1/2043[h]	212,095
3,675,000	4.000%, 12/1/2045[c]	3,896,792
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
3,550,000	3.500%, 11/1/2030[c]	3,748,023
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
474,125	2.049%, 3/1/2043[h]	487,696
496,152	1.729%, 7/1/2043[h]	507,673
321,822	2.014%, 7/1/2043[h]	332,232
314,400	2.061%, 8/1/2043[h]	324,942
8,400,000	3.500%, 11/1/2045[c]	8,741,775
7,300,000	4.000%, 11/1/2045[c]	7,770,507
22,625,000	3.500%, 12/1/2045[c]	23,493,411
8,100,000	4.000%, 12/1/2045[c]	8,606,566
7,315,000	4.500%, 12/1/2045[c]	7,917,459

	Total	74,784,874

Technology (0.2%)
	Amphenol Corporation
69,000	2.550%, 1/30/2019	70,525
	Apple, Inc.
60,000	0.614%, 5/6/2020[h]	59,680
294,000	3.200%, 5/13/2025	298,708
294,000	3.450%, 2/9/2045	253,614
	Cisco Systems, Inc.
80,000	0.824%, 3/1/2019[h]	80,000
	CommScope Technologies Finance, LLC
190,000	6.000%, 6/15/2025[g]	192,850
	Denali Borrower, LLC
275,000	5.625%, 10/15/2020[g]	292,531
	Equinix, Inc.
185,000	5.750%, 1/1/2025	192,863
	Fidelity National Information Services, Inc.
70,000	2.850%, 10/15/2018	70,741
124,000	3.625%, 10/15/2020	126,204
	First Data Corporation
185,000	5.375%, 8/15/2023[g,j]	188,238
	Freescale Semiconductor, Inc.
275,000	6.000%, 1/15/2022[g]	292,875
	Hewlett Packard Enterprise Company
96,000	2.450%, 10/5/2017[g]	96,281
48,000	2.850%, 10/5/2018[g]	48,101
48,000	4.400%, 10/15/2022[g]	48,399
	IMS Health, Inc.
360,000	6.000%, 11/1/2020[g]	372,600
	Intel Corporation
30,000	3.100%, 7/29/2022	30,870
65,000	3.700%, 7/29/2025	67,500
	Iron Mountain, Inc.
275,000	6.000%, 8/15/2023	288,406
	Microsoft Corporation
270,000	4.750%, 11/3/2055	270,999
270,000	4.200%, 11/3/2035	271,437
	Oracle Corporation
55,000	2.500%, 5/15/2022	54,317
160,000	2.950%, 5/15/2025	156,511
	Plantronics, Inc.
275,000	5.500%, 5/31/2023[g]	279,813
	Qualcomm, Inc.
95,000	3.000%, 5/20/2022	93,810
	Seagate HDD Cayman
128,000	4.875%, 6/1/2027[g]	111,261

	Total	4,309,134

Transportation (0.1%)
	Air Canada Pass Through Trust
50,000	3.875%, 3/15/2023[g]	48,813
	American Airlines Pass Through Trust
105,000	3.375%, 5/1/2027	102,428
	Avis Budget Car Rental, LLC
160,000	5.125%, 6/1/2022[g]	163,318
	Burlington Northern Santa Fe, LLC
125,000	5.050%, 3/1/2041	131,091
	Canadian Pacific Railway Company
30,000	7.125%, 10/15/2031	37,865
60,000	4.800%, 8/1/2045	61,752
	Continental Airlines, Inc.
57,002	4.150%, 4/11/2024	58,142
	CSX Corporation
42,000	3.700%, 11/1/2023	43,636
	Delta Air Lines, Inc.
63,000	6.750%, 5/23/2017	63,157
31,532	4.950%, 5/23/2019	33,030
11,644	4.750%, 5/7/2020	12,284
	ERAC USA Finance, LLC
30,000	2.800%, 11/1/2018[g]	30,576
	FedEx Corporation
155,000	3.900%, 2/1/2035	141,978
	J.B. Hunt Transport Services, Inc.
50,000	3.300%, 8/15/2022	50,016
	Southwest Airlines Company
97,000	2.750%, 11/6/2019	98,272
	Union Pacific Corporation
45,000	3.875%, 2/1/2055	39,607
	Virgin Australia Holdings, Ltd.
33,066	5.000%, 10/23/2023[g]	34,224
	XPO Logistics, Inc.
250,000	6.500%, 6/15/2022[g]	223,125

	Total	1,373,314

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (11.9%)	Value
U.S. Government and Agencies (3.7%)
	U.S. Treasury Bonds
$550,000	5.250%, 11/15/2028	$727,683
1,175,000	4.375%, 5/15/2040	1,497,789
16,030,000	3.000%, 5/15/2042	16,347,266
2,000,000	2.875%, 8/15/2045	1,976,152
	U.S. Treasury Notes
5,000,000	0.875%, 10/15/2018	4,976,760
2,665,000	1.500%, 10/31/2019	2,678,949
8,634,000	1.875%, 6/30/2020	8,781,270
120,000	1.625%, 8/15/2022	118,091
6,700,000	3.625%, 2/15/2044	7,648,204
	U.S. Treasury Notes, TIPS
12,269,495	0.125%, 4/15/2018	12,280,077
14,559,096	0.125%, 1/15/2023	14,067,234

	Total	71,099,475

Utilities (0.2%)
	AES Corporation
275,000	7.375%, 7/1/2021	292,875
	American Electric Power Company, Inc.
128,000	2.950%, 12/15/2022	124,281
	Arizona Public Service Company
65,000	2.200%, 1/15/2020	64,682
	Berkshire Hathaway Energy Company
45,000	2.400%, 2/1/2020	44,560
	Calpine Corporation
275,000	5.375%, 1/15/2023	262,969
	Commonwealth Edison Company
125,000	3.700%, 3/1/2045	114,577
	Consolidated Edison Company of New York, Inc.
80,000	4.450%, 3/15/2044	82,217
	DCP Midstream Operating, LP
65,000	3.875%, 3/15/2023	55,046
	DCP Midstream, LLC
105,000	4.750%, 9/30/2021[g]	92,924
	DTE Electric Company
95,000	3.700%, 3/15/2045	88,865
	DTE Energy Company
25,000	2.400%, 12/1/2019	25,019
	Duke Energy Carolinas, LLC
64,000	3.750%, 6/1/2045	60,533
	Dynegy, Inc.
180,000	6.750%, 11/1/2019	179,550
	EDP Finance BV
90,000	4.125%, 1/15/2020[g]	90,648
	Enel Finance International NV
37,000	6.250%, 9/15/2017[g]	39,974
	Energy Transfer Equity, LP
275,000	5.500%, 6/1/2027	244,794
	Eversource Energy
55,000	1.600%, 1/15/2018	54,771
	Exelon Generation Company, LLC
123,000	5.200%, 10/1/2019	133,361
50,000	2.950%, 1/15/2020	50,194
	ITC Holdings Corporation
30,000	4.050%, 7/1/2023	31,024
95,000	5.300%, 7/1/2043	98,628
	MidAmerican Energy Holdings Company
80,000	6.500%, 9/15/2037	99,973
	Monongahela Power Company
95,000	5.400%, 12/15/2043[g]	106,140
	National Rural Utilities Cooperative Finance Corporation
150,000	2.300%, 11/1/2020	149,606
	NiSource Finance Corporation
95,000	5.650%, 2/1/2045	109,770
	Northern States Power Company
140,000	4.125%, 5/15/2044	140,900
	NRG Energy, Inc.
275,000	6.625%, 3/15/2023	255,750
	Oncor Electric Delivery Company, LLC
96,000	3.750%, 4/1/2045	84,652
	Pacific Gas & Electric Company
121,000	5.625%, 11/30/2017	130,596
	PG&E Corporation
45,000	2.400%, 3/1/2019	45,255
	PPL Capital Funding, Inc.
54,000	3.500%, 12/1/2022	54,562
95,000	5.000%, 3/15/2044	100,698
	Sempra Energy
120,000	6.150%, 6/15/2018	132,201
60,000	2.400%, 3/15/2020	59,638
	Southern California Edison Company
35,000	2.400%, 2/1/2022	34,378
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	57,513
	TransAlta Corporation
125,000	1.900%, 6/3/2017	123,461
	Williams Companies, Inc.
72,000	7.875%, 9/1/2021	72,838
	Xcel Energy, Inc.
55,000	1.200%, 6/1/2017	54,821

	Total	4,044,244

	Total Long-Term Fixed Income (cost $230,172,629)	230,785,602

Shares	Collateral Held for Securities Loaned (<0.1%)	Value
738,414	Thrivent Cash Management Trust	738,414

	Total Collateral Held for Securities Loaned (cost $738,414)	738,414

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares or Principal Amount	Short-Term Investments (8.3%)[m]	Value
	Federal Home Loan Bank Discount Notes
3,000,000	0.050%, 11/9/2015	$2,999,967
1,000,000	0.090%, 11/10/2015	999,977
17,500,000	0.100%, 11/17/2015	17,499,222
8,200,000	0.105%, 11/18/2015	8,199,592
2,000,000	0.100%, 11/20/2015[e]	1,999,894
5,000,000	0.045%, 11/23/2015	4,999,863
1,000,000	0.080%, 11/24/2015	999,949
7,150,000	0.078%, 11/25/2015	7,149,626
22,000,000	0.078%, 11/27/2015[e]	21,998,754
4,000,000	0.070%, 11/30/2015[e]	3,999,774
5,000,000	0.065%, 12/4/2015	4,999,702
2,000,000	0.065%, 12/7/2015	1,999,870
22,300,000	0.077%, 12/9/2015[e]	22,298,187
7,000,000	0.075%, 12/28/2015	6,999,169
7,500,000	0.100%, 1/4/2016	7,498,666
4,000,000	0.100%, 1/5/2016	3,999,278
12,000,000	0.104%, 1/6/2016	11,997,708
3,000,000	0.100%, 1/12/2016	2,999,400
5,000,000	0.110%, 1/13/2016	4,998,885
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.105%, 12/18/2015[e]	4,999,315
100,000	0.105%, 1/6/2016[e]	99,981
	Federal National Mortgage Association Discount Notes
3,000,000	0.030%, 11/16/2015[e]	2,999,963
1,000,000	0.020%, 11/23/2015[e]	999,988
1,500,000	0.070%, 1/8/2016	1,499,802
1,300,000	0.090%, 1/14/2016[e]	1,299,759
2,000,000	0.064%, 1/27/2016	1,999,691
	Thrivent Cash Management Trust
7,000,000	0.110%	7,000,000
	U.S. Treasury Bills
1,100,000	0.045%, 11/12/2015[n]	1,099,985

	Total Short-Term Investments (at amortized cost)	160,635,967

	Total Investments (cost $1,783,544,340) 103.2%	$2,001,755,397

	Other Assets and Liabilities, Net (3.2%)	(61,609,557)

	Total Net Assets 100.0%	$1,940,145,840

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $15,517,232 or 0.8% of total net assets.

h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
j	All or a portion of the security is on loan.
k

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	Denotes investments pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Aggressive Allocation Fund as of October 31, 2015 was $7,810,502 or 0.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$139,930
Apidos CLO XVIII, 7/22/2026	6/25/2014	134,662
Ares CLO, Ltd., 10/12/2023	5/15/2015	450,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	139,930
Betony CLO, Ltd., 4/15/2027	2/25/2015	125,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	140,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	139,859
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	150,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	150,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	140,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	150,000
CoBank ACB, 6/15/2022	10/18/2013	46,849
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	140,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	139,753
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	450,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	149,850
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	399,000
Limerock CLO III, LLC, 10/20/2026	10/16/2014	450,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	149,820
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	400,000
Magnetite XII, Ltd., 4/15/2027	2/6/2015	450,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	448,834
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	100,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Security	Acquisition Date	Cost
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	$450,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	140,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	448,875
OZLM VIII, Ltd., 10/17/2026	8/7/2014	139,202
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	325,000
Shackleton VII CLO, Ltd., 4/15/2027	3/27/2015	450,000
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	136,972
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	446,625
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	139,790

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (2.9%)[a]	Value
Basic Materials (0.3%)
	Fortescue Metals Group, Ltd., Term Loan
$2,716,560	4.250%, 6/30/2019	$2,292,586
	Ineos US Finance, LLC, Term Loan
942,702	3.750%, 12/15/2020	916,778
	NewPage Corporation, Term Loan
930,327	9.500%, 2/11/2021	478,784
	Tronox Pigments BV, Term Loan
657,162	4.250%, 3/19/2020	602,374
	Wausau Paper Corporation, Term Loan
492,566	6.500%, 7/30/2020	491,334

	Total	4,781,856

Capital Goods (<0.1%)
	Silver II Borrower, Term Loan
407,341	4.000%, 12/13/2019	372,037

	Total	372,037

Communications Services (1.2%)
	Birch Communication, Inc., Term Loan
777,222	7.750%, 7/17/2020	769,450
	Cengage Learning Acquisitions, Term Loan
1,260,198	7.000%, 3/31/2020	1,251,061
	Cequel Communications, LLC, Term Loan
508,070	3.500%, 2/14/2019	501,191
	Clear Channel Communications, Inc., Term Loan
314,163	7.688%, 7/30/2019	264,347
	Fairpoint Communications, Term Loan
1,082,250	7.500%, 2/14/2019	1,082,640
	Grande Communications Networks, LLC, Term Loan
635,388	4.500%, 5/29/2020	630,622
	Hargray Communications Group, Inc., Term Loan
1,144,785	5.250%, 6/26/2019	1,142,404
	iHeartCommunications, Inc., Term Loan
976,825	6.938%, 1/30/2019	816,567
	IMG Worldwide, Inc., Term Loan
550,000	8.250%, 5/6/2022	523,875
	Integra Telecom Holdings, Inc., Term Loan
194,057	9.750%, 2/21/2020	191,389
633,815	5.250%, 8/14/2020	626,881
	Intelsat Jackson Holdings SA, Term Loan
1,073,591	3.750%, 6/30/2019	1,039,085
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
905,000	4.500%, 1/7/2022	879,208
	LTS Buyer, LLC, Term Loan
1,306,758	4.000%, 4/13/2020	1,285,523
34,788	8.000%, 4/12/2021	33,802
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,052,508	4.750%, 3/22/2019	1,051,571
	NEP Broadcasting, LLC, Term Loan
62,857	10.000%, 7/22/2020	61,234
	NEP/NCP Holdco, Inc., Term Loan
2,593,981	4.250%, 1/22/2020	2,483,737
	NTelos, Inc., Term Loan
329,800	5.750%, 11/9/2019	327,327
	Syniverse Holdings, Inc., Term Loan
862,874	4.000%, 4/23/2019	779,822
	TNS, Inc., Term Loan
564,387	5.000%, 2/14/2020	558,980
	Univision Communications, Inc., Term Loan
1,039,861	4.000%, 3/1/2020	1,032,582
	Virgin Media Investment Holdings, Ltd., Term Loan
1,585,672	3.500%, 6/30/2023	1,576,046
	WideOpenWest Finance, LLC, Term Loan
1,418,770	4.500%, 4/1/2019	1,393,346
	Yankee Cable Acquisition, LLC, Term Loan
806,277	4.250%, 3/1/2020	801,995
	Zayo Group, LLC, Term Loan
1,036,435	3.750%, 5/6/2021[b,c]	1,034,653

	Total	22,139,338

Consumer Cyclical (0.4%)
	Amaya Gaming Group, Inc., Term Loan
1,556,927	5.000%, 8/1/2021	1,518,284
	Burlington Coat Factory Warehouse Corporation, Term Loan
496,130	4.250%, 8/13/2021	496,210
	Ceridian HCM Holding, Inc., Term Loan
269,407	4.500%, 9/15/2020	247,631
	Golden Nugget, Inc., Delayed Draw
121,444	5.500%, 11/21/2019	121,520
	Golden Nugget, Inc., Term Loan
283,369	5.500%, 11/21/2019	283,547
	IMG Worldwide, Inc., Term Loan
656,675	5.250%, 5/6/2021	654,830
	J.C. Penney Corporation, Inc., Term Loan
317,688	6.000%, 5/22/2018	316,496
	Marina District Finance Company, Inc., Term Loan
767,076	6.500%, 8/15/2018	766,585
	Mohegan Tribal Gaming Authority, Term Loan
1,882,709	5.500%, 6/15/2018	1,860,117
	Rite Aid Corporation, Term Loan
330,000	5.750%, 8/21/2020	330,274
	ROC Finance, LLC, Term Loan
1,185,800	5.000%, 6/20/2019	1,115,767
	Scientific Games International, Inc., Term Loan
270,865	6.000%, 10/18/2020	264,304
378,095	6.000%, 10/1/2021	368,881

	Total	8,344,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (2.9%)[a]	Value
Consumer Non-Cyclical (0.3%)
	Albertsons, Inc., Term Loan
$948,384	5.375%, 3/21/2019	$947,094
	Catalina Marketing Corporation, Term Loan
202,437	4.500%, 4/9/2021	175,023
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,408,419	4.750%, 6/30/2021	1,386,124
	Roundy’s Supermarkets, Inc., Term Loan
834,940	5.750%, 3/3/2021	681,520
	Supervalu, Inc., Term Loan
996,222	4.500%, 3/21/2019	994,000
	Visant Corporation, Term Loan
1,151,075	7.000%, 9/23/2021	1,145,861

	Total	5,329,622

Energy (0.1%)
	Arch Coal, Inc., Term Loan
1,348,755	6.250%, 5/16/2018	695,459
	Energy Solutions, LLC, Term Loan
412,657	6.750%, 5/29/2020	400,277
	Expro Holdings UK 2, Ltd., Term Loan
346,500	5.750%, 9/2/2021	284,688
	Fieldwood Energy, LLC, Term Loan
24,631	8.375%, 9/30/2020	8,920
	Houston Fuel Oil Terminal, LLC, Term Loan
623,700	4.250%, 8/19/2021	586,278
	McJunkin Red Man Corporation, Term Loan
349,094	4.750%, 11/8/2019	339,493
	Offshore Group Investment, Ltd., Term Loan
848,250	5.750%, 3/28/2019	239,631
	Pacific Drilling SA, Term Loan
425,212	4.500%, 6/3/2018	228,905
	Targa Resources Partners, LP, Term Loan
74,419	5.750%, 2/27/2022	74,139

	Total	2,857,790

Financials (0.1%)
	DJO Finance, LLC, Term Loan
399,000	4.250%, 6/7/2020	395,409
	Harland Clarke Holdings Corporation, Term Loan
114,750	6.000%, 8/4/2019	114,090
	MoneyGram International, Inc., Term Loan
858,000	4.250%, 3/27/2020	805,808
	WaveDivision Holdings, LLC, Term Loan
591,950	4.000%, 10/15/2019[b,c]	589,979

	Total	1,905,286

Technology (0.3%)
	First Data Corporation, Term Loan
1,095,000	3.697%, 3/23/2018	1,086,010
395,000	3.697%, 9/24/2018	392,038
	Freescale Semiconductor, Inc., Term Loan
784,981	4.250%, 2/28/2020	784,070
496,860	5.000%, 1/15/2021	496,637
	Infor US, Inc., Term Loan
423,347	3.750%, 6/3/2020	411,574
	Merrill Communications, LLC, Term Loan
1,207,734	6.250%, 6/1/2022	1,183,579
	SS&C European Holdings SARL, Term Loan
399,080	4.000%, 7/8/2022	400,078
61,749	4.000%, 7/8/2022	61,903

	Total	4,815,889

Transportation (0.1%)
	OSG Bulk Ships, Inc., Term Loan
474,000	5.250%, 8/5/2019	468,374
	United Airlines, Inc., Term Loan
536,250	3.250%, 4/1/2019	533,236
103,950	3.500%, 9/15/2021	103,430

	Total	1,105,040

Utilities (0.1%)
	Calpine Corporation, Term Loan
711,450	4.000%, 10/9/2019[b,c]	712,005
	Intergen NV, Term Loan
415,437	5.500%, 6/15/2020	380,906

	Total	1,092,911

	Total Bank Loans (cost $56,183,879)	52,744,215

Shares	Mutual Funds (45.7%)	Value
Affiliated Equity Mutual Funds (29.6%)
11,519,487	Thrivent Large Cap Growth Fund	113,927,723
1,511,022	Thrivent Large Cap Stock Fund	40,147,868
6,867,914	Thrivent Large Cap Value Fund	138,319,791
2,958,126	Thrivent Mid Cap Stock Fund	70,078,016
15,896,554	Thrivent Partner Worldwide Allocation Fund	154,037,612
983,191	Thrivent Small Cap Stock Fund	20,745,336

	Total	537,256,346

Affiliated Fixed Income Mutual Funds (14.6%)
2,307,376	Thrivent Government Bond Fund	23,350,646
9,228,615	Thrivent High Yield Fund	43,743,635
15,090,057	Thrivent Income Fund	135,810,509
4,908,249	Thrivent Limited Maturity Bond Fund	60,715,036

	Total	263,619,826

Equity Mutual Funds (0.8%)
6,010	iShares MSCI EAFE Index Fund	367,271
8,519	iShares Russell 2000 Growth Index Fund	1,205,864
27,270	iShares Russell 2000 Value Index Fund	2,592,559
4,780	iShares S&P Mid-Cap 400 Value ETF	585,120
3,869	ProShares Ultra S&P 500	252,646
35,610	SPDR Euro Stoxx 50 ETF	1,304,038
38,422	SPDR S&P 500 ETF Trust	7,989,087

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Mutual Funds (45.7%)	Value
Equity Mutual Funds (0.8%) - continued
5,000	SPDR S&P Biotech ETF	$333,150
1,600	SPDR S&P MidCap 400 ETF Trust	420,336
4,040	SPDR S&P Oil & Gas Exploration & Production ETF	149,803

	Total	15,199,874

Fixed Income Mutual Funds (0.7%)
20,000	iShares Barclays 1-3 Year Credit Bond Fund	2,105,200
96,750	iShares iBoxx $ Investment Grade Corporate Bond ETF	11,263,635

	Total	13,368,835

	Total Mutual Funds (cost $680,376,434)	829,444,881

Shares	Common Stock (25.3%)	Value
Consumer Discretionary (3.4%)
34,363	Aaron’s, Inc.	847,735
200	ABC-MART, Inc.	11,155
3,800	Accordia Golf Company, Ltd.	34,452
1,600	Aisan Industry Company, Ltd.	16,003
500	Aisin Seiki Company, Ltd.	19,844
4,330	Amazon.com, Inc.[d,e]	2,710,147
1,440	AMC Entertainment Holdings, Inc.	39,413
8,530	American Axle & Manufacturing Holdings, Inc.[d]	189,025
8,700	American Eagle Outfitters, Inc.	132,936
7,132	American Public Education, Inc.[d]	154,978
1,290	AutoZone, Inc.[d]	1,011,889
7,850	Barnes & Noble, Inc.	101,971
300	Bayerische Motoren Werke AG	24,260
16,060	Bed Bath & Beyond, Inc.[d]	957,658
2,300	Berkeley Group Holdings plc	117,388
8,580	Bloomin’ Brands, Inc.	145,603
1,550	Bob Evans Farms, Inc.	67,068
500	Brembo SPA	22,038
600	Bridgestone Corporation	22,003
14,160	Brinker International, Inc.	644,422
8,200	Brown Shoe Company, Inc.	250,592
16,397	Brunswick Corporation	882,323
180	Buffalo Wild Wings, Inc.[d]	27,769
10,096	Burlington Stores, Inc.[d]	485,416
3,000	Calsonic Kansei Corporation	23,909
2,774	Cedar Fair, LP	155,344
3,450	Cheesecake Factory, Inc.	166,290
14,250	Chegg, Inc.[d]	98,325
13,000	Children’s Place, Inc.	697,710
800	Chiyoda Company, Ltd.	26,522
2,320	Choice Hotels International, Inc.	121,359
4,480	Chuy’s Holdings, Inc.[d]	121,901
1,700	Cineworld Group plc	14,443
55,890	Comcast Corporation	3,499,832
900	Compass Group plc	15,472
13,800	Core-Mark Holding Company, Inc.	1,121,802
11,142	CSS Industries, Inc.	304,177
13,735	Culp, Inc.	412,187
400	Daiichikosho Company, Ltd.	13,341
3,210	Dana Holding Corporation	53,928
10,800	Debenhams plc	14,853
7,539	Del Frisco’s Restaurant Group, Inc.[d]	101,550
13,904	Delphi Automotive plc	1,156,674
6,939	Discovery Communications, Inc., Class Ad	204,284
5,550	DISH Network Corporation[d]	349,483
10,844	Dollar Tree, Inc.[d]	710,174
8,413	Domino’s Pizza, Inc.	897,415
4,464	Dorman Products, Inc.[d]	208,380
6,653	Drew Industries, Inc.	398,049
11,180	DSW, Inc.	278,829
4,400	Echo Entertainment Group, Ltd.	15,903
8,600	EDION Corporation	64,511
1,000	Electrolux AB	29,420
49,925	Enterprise Inns plc[d]	82,558
13,718	Ethan Allen Interiors, Inc.	373,267
600	Eutelsat Communications	19,776
20,020	Finish Line, Inc.	372,973
27,800	Ford Motor Company	411,718
4,188	Fossil, Inc.[d]	227,869
13,472	Fred’s, Inc.	186,318
5,350	Gap, Inc.	145,627
16,680	Gentex Corporation	273,385
1,000	Geo Holdings Corporation	14,964
19,430	G-III Apparel Group, Ltd.[d]	1,070,399
6,000	Gunze, Ltd.	19,057
3,500	Hakuhodo Dy Holdings, Inc.	36,774
21,951	Harley-Davidson, Inc.	1,085,477
9,637	Harman International Industries, Inc.	1,059,685
3,100	Haseko Corporation	31,518
17,836	Haverty Furniture Companies, Inc.	417,541
2,900	Heiwa Corporation	53,533
2,600	Hilton Worldwide Holdings, Inc.	64,974
11,990	Home Depot, Inc.	1,482,444
6,580	Houghton Mifflin Harcourt Company[d]	128,902
100	Hugo Boss AG	10,283
6,200	Inchcape plc	76,250
2,900	Informa plc	25,361
1,000	Intertek Group plc	40,387
7,543	Interval Leisure Group, Inc.	133,134
3,050	iRobot Corporation[d]	91,531
9,210	Jack in the Box, Inc.	686,421
27,356	Jarden Corporation[d]	1,225,549
2,900	JB Hi-Fi, Ltd.	36,899
900	JM AB	25,437
9,807	Kate Spade & Company[d]	176,232
31,780	Krispy Kreme Doughnuts, Inc.[d]	435,068
11,130	Las Vegas Sands Corporation	551,046
11,570	La-Z-Boy, Inc.	330,323
721	Liberty Broadband Corporation[d]	38,768
7,750	Liberty Interactive Corporation[d]	212,117
9,993	Limited Brands, Inc.	959,128
2,173	Lithia Motors, Inc.	255,088
16,850	LKQ Corporation[d]	498,928
10,200	Lookers plc	27,599
32,410	Lowe’s Companies, Inc.	2,392,830
1,950	Lululemon Athletica, Inc.[d]	95,881
6,030	Macy’s, Inc.	307,409
7,671	Marriott International, Inc.	588,979
17,000	Marston’s plc	42,284
5,661	MDC Partners, Inc.	117,636
7,755	Meritage Homes Corporation[d]	273,441
2,400	Movado Group, Inc.	61,776
30,453	National CineMedia, Inc.	432,433
6,400	Nautilus, Inc.[d]	109,056
8,629	New Media Investment Group, Inc.	138,927
13,860	NIKE, Inc.	1,816,076
3,000	NOK Corporation	70,499
13,036	Nord Anglia Education, Inc.[d]	255,506
13,440	Nutrisystem, Inc.	310,867
5,238	O’Reilly Automotive, Inc.[d]	1,447,050
12,453	Oxford Industries, Inc.	906,827

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value
Consumer Discretionary (3.4%) - continued
100	Paddy Power plc	$11,571
3,000	PanaHome Corporation	21,348
2,350	Papa John’s International, Inc.	164,899
19,740	Papa Murphy’s Holdings, Inc.[d]	272,609
6,300	Persimmon plc	193,204
9,048	Pier 1 Imports, Inc.	67,136
9,775	PVH Corporation	889,036
2,618	Ralph Lauren Corporation	289,996
6,390	Red Robin Gourmet Burgers, Inc.[d]	478,547
2,710	Rent-A-Center, Inc.	49,837
2,704	Restoration Hardware Holdings, Inc.[d]	278,755
23,447	Ross Stores, Inc.	1,185,949
9,970	Ruby Tuesday, Inc.[d]	52,143
7,430	Ruth’s Hospitality Group, Inc.	115,239
3,100	Scripps Networks Interactive, Inc.	186,248
3,580	Sherwin-Williams Company	955,251
1,600	SHOWA Corporation	14,830
4,400	Shutterfly, Inc.[d]	183,524
3,440	Signet Jewelers, Ltd.	519,234
6,318	Skechers USA, Inc.[d]	197,122
13,220	Sonic Corporation	377,299
2,300	Sports Direct International plc[d]	24,677
23,750	Sportsman’s Warehouse Holdings, Inc.[d]	255,550
61,670	Staples, Inc.	801,093
31,260	Starbucks Corporation	1,955,938
22,324	Starwood Hotels & Resorts Worldwide, Inc.	1,783,018
16,664	Stein Mart, Inc.	147,643
5,000	Sumitomo Forestry Company, Ltd.	59,803
2,500	Sumitomo Rubber Industries, Ltd.	37,184
2,000	Takashimaya Company, Ltd.	17,878
700	Tamron Company, Ltd.	13,980
17,400	Target Corporation	1,342,932
5,000	Tatts Group, Ltd.	14,039
24,100	Taylor Wimpey plc	73,417
6,177	Tenneco, Inc.[d]	349,556
11,310	Time, Inc.	210,140
15,788	Toll Brothers, Inc.[d]	567,894
3,150	Tower International, Inc.[d]	86,531
3,059	Tractor Supply Company	282,621
16,255	Tuesday Morning Corporation[d]	87,940
5,900	UBM plc	46,479
2,619	Ulta Salon Cosmetics & Fragrance, Inc.[d]	455,601
7,784	Under Armour, Inc.[d]	740,103
3,715	Vail Resorts, Inc.	424,142
474	Valora Holding AG	95,331
5,037	VF Corporation	340,098
2,000	Wacoal Holdings Corporation	25,097
4,100	WH Smith plc	107,557
3,250	Winnebago Industries, Inc.	68,217
3,800	WPP plc	85,184
6,800	Wyndham Worldwide Corporation	553,180
700	Yokohama Rubber Company, Ltd.	13,457
18,440	Yum! Brands, Inc.	1,307,580
7,060	Zoe’s Kitchen, Inc.[d]	243,076

	Total	62,074,653

Consumer Staples (1.0%)
800	AarhusKarlshamn AB	57,602
27,860	Altria Group, Inc.	1,684,694
16,990	Avon Products, Inc.	68,470
2,500	Axfood AB	45,115
537	Bakkafrost PF	17,249
5,000	Blue Buffalo Pet Products, Inc.[d]	89,700
1,067	Boston Beer Company, Inc.[d]	234,302
200	British American Tobacco plc	11,882
2,024	Britvic plc	21,758
1,070	Calavo Growers, Inc.	55,009
13,750	Campbell Soup Company	698,362
600	Carrefour SA	19,552
5,210	Casey’s General Stores, Inc.	553,406
47,620	Coca-Cola Company	2,016,707
1,400	Coca-Cola Enterprises, Inc.	71,876
4,300	Coca-Cola HBC AG	102,452
567	Cranswick plc	14,990
22,300	CVS Health Corporation	2,202,794
3,473	Edgewell Personal Care Company	294,198
1,780	Energizer Holdings, Inc.	76,237
8,620	Flowers Foods, Inc.	232,740
11,211	Hain Celestial Group, Inc.[d]	558,868
700	Henkel AG & Company KGaA	64,612
400	ICA Gruppen AB	14,270
5,100	Imperial Tobacco Group plc	274,624
900	Ingles Markets, Inc.	44,946
2,450	Ingredion, Inc.	232,897
1,900	Japan Tobacco, Inc.	65,762
1,000	Jeronimo Martins SGPS SA	14,037
1,900	Kao Corporation	97,545
200	Kerry Group plc	16,221
5,940	Kimberly-Clark Corporation	711,077
12,800	Koninklijke Ahold NV	260,387
400	KOSE Corporation	39,064
2,830	Lancaster Colony Corporation	321,828
1,700	Marks and Spencer Group plc	13,424
300	Matsumotokiyoshi Holdings Company, Ltd.	12,845
2,200	Molson Coors Brewing Company	193,820
3,450	Mondelez International, Inc.	159,252
7,561	Monster Beverage Corporation[d]	1,030,715
2,700	Nestle SA	206,210
2,000	Nippon Meat Packers, Inc.	41,717
3,200	Nisshin Oillio Group, Ltd.	11,881
4,500	PepsiCo, Inc.	459,855
11,539	Philip Morris International, Inc.	1,020,048
9,810	Pinnacle Foods, Inc.	432,425
2,692	PriceSmart, Inc.	231,458
500	Royal Unibrew AS	19,799
2,347	SalMar ASA	38,398
10	Seaboard Corporation[d]	33,680
20,256	SpartanNash Company	565,142
1,100	Suedzucker AG	20,529
600	Sugi Holdings Company, Ltd.	29,156
200	Sundrug Company, Ltd.	10,536
13,170	SUPERVALU, Inc.[d]	86,527
700	Svenska Cellulosa AB SCA	20,618
3,000	Swedish Match AB	94,307
1,340	Tootsie Roll Industries, Inc.	42,532
100	TSURUHA Holdings, Inc.	7,922
9,840	United Natural Foods, Inc.[d]	496,428
12,040	Universal Corporation	650,280
3,220	WhiteWave Foods Company[d]	131,956

	Total	17,346,693

Energy (4.1%)
4,761	Antero Resources Corporation[d]	112,217
32,944	Atwood Oceanics, Inc.	545,223
400	Azrieli Group, Ltd.	15,676
65,092	Baker Hughes, Inc.	3,429,047
18,857	Basic Energy Services, Inc.[d]	69,959
52,730	Bonanza Creek Energy, Inc.[d]	300,034

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value
Energy (4.1%) - continued
2,383	Bristow Group, Inc.	$82,762
15,700	C&J Energy Services, Inc.[d]	78,343
14,044	Callon Petroleum Company[d]	121,902
65,724	Cameron International Corporation[d]	4,469,889
90,528	Canadian Natural Resources, Ltd.	2,102,060
38,061	Chevron Corporation	3,458,984
450	Cimarex Energy Company	53,127
4,388	Clayton Williams Energy, Inc.[d]	261,393
293,375	Cobalt International Energy, Inc.[d]	2,250,186
12,050	Columbia Pipeline Group, Inc.	250,279
28,587	Concho Resources, Inc.[d]	3,313,519
6,210	Delek US Holdings, Inc.	168,912
179,550	Denbury Resources, Inc.	635,607
13,700	Devon Energy Corporation	574,441
8,620	Diamond Offshore Drilling, Inc.	171,366
2,564	Diamondback Energy, Inc.[d]	189,326
350	Dril-Quip, Inc.[d]	21,546
350	Energen Corporation	20,352
20,780	Ensco plc	345,571
64,767	EOG Resources, Inc.	5,560,247
10,570	EP Energy Corporation[d]	58,241
70,005	EQT Corporation	4,625,230
7,000	ERG SPA	99,368
29,300	Exterran Holdings, Inc.	636,982
36,290	Exxon Mobil Corporation	3,002,635
2,599	Forum Energy Technologies, Inc.[d]	34,437
5,350	Frank’s International NV	91,806
2,900	Green Plains, Inc.	59,479
5,210	Gulfport Energy Corporation[d]	158,749
35,250	Halliburton Company	1,352,895
1,650	Helix Energy Solutions Group, Inc.[d]	9,537
8,984	Helmerich & Payne, Inc.	505,530
5,907	HollyFrontier Corporation	289,266
1,900	Hornbeck Offshore Services, Inc.[d]	25,669
10,813	Laredo Petroleum Holdings, Inc.[d]	124,133
208,298	Marathon Oil Corporation	3,828,517
101,395	Marathon Petroleum Corporation	5,252,261
550	National Oilwell Varco, Inc.	20,702
950	Newfield Exploration Company[d]	38,181
25,490	Noble Corporation	343,350
2,810	Noble Energy, Inc.	100,710
118,347	Oasis Petroleum, Inc.[d]	1,376,376
675	Oceaneering International, Inc.	28,364
615	Oil States International, Inc.[d]	18,456
9,090	Parsley Energy, Inc.[d]	161,166
30,866	Patterson-UTI Energy, Inc.	459,595
2,990	PBF Energy, Inc.	101,660
205,332	Petroleo Brasileiro SA ADR[d]	1,002,020
12,520	Rice Energy, Inc.[d]	191,055
146,283	Rowan Companies plc	2,878,849
1,641	Royal Dutch Shell plc, Class B	42,969
2,400	RSP Permian, Inc.[d]	65,808
29,411	Schlumberger, Ltd.	2,298,764
1,900	SemGroup Corporation	86,545
3,300	Showa Shell Sekiyu KK	29,127
5,772	SM Energy Company	192,496
124,694	Southwestern Energy Company[d]	1,376,622
146,193	Suncor Energy, Inc. ADR	4,346,318
2,390	Superior Energy Services, Inc.	33,842
71,281	Teekay Tankers, Ltd.	544,587
19,160	Tesco Corporation	153,280
280	Tesoro Corporation	29,940
10,650	TETRA Technologies, Inc.[d]	71,781
5,000	TonenGeneral Sekiyu KK	51,948
87,953	Total SA ADR	4,241,973
14,646	U.S. Silica Holdings, Inc.	264,507
5,540	Unit Corporation[d]	69,859
428,305	Weatherford International, Ltd.[d]	4,385,843
4,350	Western Refining, Inc.	181,047
600	Whiting Petroleum Corporation[d]	10,338
800	World Fuel Services Corporation	35,568
7,260	WPX Energy, Inc.[d]	49,804

	Total	74,040,153

Financials (4.5%)
2,299	Acadia Realty Trust	75,614
6,150	ACE, Ltd.	698,271
800	AEON Financial Service Company, Ltd.	19,988
7,960	Affiliated Managers Group, Inc.[d]	1,434,870
13,250	Alexandria Real Estate Equities, Inc.	1,189,055
3,300	Allianz SE	577,724
5,880	Allied World Assurance Company Holdings AG	213,797
3,130	American Assets Trust, Inc.	131,961
13,220	American Campus Communities, Inc.	536,335
20,380	American Equity Investment Life Holding Company	523,358
20,370	American Financial Group, Inc.	1,470,510
14,400	American International Group, Inc.	908,064
1,720	Amerisafe, Inc.	94,136
80,460	Anworth Mortgage Asset Corporation	383,794
4,000	Aozora Bank, Ltd.	14,620
3,230	Argo Group International Holdings, Ltd.	201,940
23,572	Arthur J. Gallagher & Company	1,030,804
4,430	Ashford Hospitality Prime, Inc.	65,121
14,110	Aspen Insurance Holdings, Ltd.	685,887
17,500	Assured Guaranty, Ltd.	480,200
8,900	Australia & New Zealand Banking Group, Ltd.	172,128
5,290	BancorpSouth, Inc.	131,880
14,800	Bank Hapoalim, Ltd.	77,039
8,404	Bank Leumi Le-Israel BMd	31,888
110,840	Bank of America Corporation	1,859,895
11,100	Bank of New York Mellon Corporation	462,315
3,840	Bank of Queensland, Ltd.	35,599
10,278	Bank of the Ozarks, Inc.	514,106
26,000	Bank of Yokohama, Ltd.	162,269
7,140	BankFinancial Corporation	88,036
28,400	BB&T Corporation	1,055,060
44,673	BBCN Bancorp, Inc.	750,060
2,600	Bendigo and Adelaide Bank, Ltd.	19,724
9,300	BinckBank NV	81,806
27,450	Blackstone Group, LP	907,497
400	Bolsas y Mercados Espanoles SA	14,351
5,200	Boston Private Financial Holdings, Inc.	59,592
21,340	Brandywine Realty Trust	288,090
2,800	British Land Company plc	37,505
11,293	Brixmor Property Group, Inc.	289,327
22,310	Brookline Bancorp, Inc.	253,218
2,200	Camden Property Trust	162,338
18,950	Capital One Financial Corporation	1,495,155
4,070	Capital Shopping Centres Group plc	21,666
12,500	CapitaMall Trust	17,624
16,210	Cathay General Bancorp	507,373
4,160	CBRE Group, Inc.[d]	155,085
64,336	Cedar Realty Trust, Inc.	449,709
22,500	Charles Schwab Corporation	686,700
3,380	Chatham Lodging Trust	77,368
4,000	Chiba Bank, Ltd.	29,180

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value
Financials (4.5%) - continued
57,370	Citigroup, Inc.	$3,050,363
10,890	Clifton Bancorp, Inc.	158,776
14,300	CNO Financial Group, Inc.	274,703
3,900	CNP Assurances	55,631
82,800	CoBiz Financial, Inc.	1,031,688
16,107	Columbia Banking System, Inc.	536,685
18,250	Comerica, Inc.	792,050
10,420	Corporate Office Properties Trust	239,660
5,750	Corrections Corporation of America	163,875
1,400	Daiwa House Industry Company, Ltd.	36,750
200	Derwent London plc	11,945
500	Deutsche Wohnen AG	14,095
17,700	DEXUS Property Group	97,162
2,400	Digital Realty Trust, Inc.	177,504
8,466	Direct Line Insurance Group plc	51,353
3,931	DnB ASA	50,049
2,477	Douglas Emmett, Inc.	75,672
10,150	Duke Realty Corporation	210,105
15,353	East West Bancorp, Inc.	620,108
3,270	Education Realty Trust, Inc.	117,426
17,626	Employers Holdings, Inc.	466,560
5,970	Encore Capital Group, Inc.[d]	242,979
14,870	Equity One, Inc.	395,245
12,369	Essent Group, Ltd.[d]	298,093
25,560	EverBank Financial Corporation	441,166
9,554	Evercore Partners, Inc.	515,916
1,253	Everest Re Group, Ltd.	222,996
1,280	Extra Space Storage, Inc.	101,427
53,250	F.N.B. Corporation	717,277
1,100	FCB Financial Holdings, Inc.[d]	39,116
8,970	FelCor Lodging Trust, Inc.	72,208
44,150	Fifth Third Bancorp	841,057
37,540	First Commonwealth Financial Corporation	344,993
1,650	First Defiance Financial Corporation	63,195
1,190	First Financial Bankshares, Inc.	39,579
3,610	First Financial Corporation	123,715
6,830	First Horizon National Corporation	96,849
18,160	First Industrial Realty Trust, Inc.	393,709
2,410	First Interstate BancSystem, Inc.	68,348
18,620	First Midwest Bancorp, Inc.	331,808
2,840	First NBC Bank Holding Company[d]	105,620
26,918	First Potomac Realty Trust	317,363
23,286	First Republic Bank	1,520,809
9,400	FlexiGroup, Ltd.	20,419
2,107	FlexiGroup, Ltd. Rights[d,f]	1,271
19,040	Franklin Resources, Inc.	776,070
29,380	Franklin Street Properties Corporation	306,140
11,200	Frasers Centrepoint Trust	15,618
26,000	Fukuoka Financial Group, Inc.	136,816
7,571	Genworth Financial, Inc.[d]	35,432
2,110	German American Bancorp, Inc.	66,106
5,260	Getty Realty Corporation	88,789
21,440	Glacier Bancorp, Inc.	586,598
27,448	Green Bancorp, Inc.[d]	336,238
1,533	Hamborner REIT AG	16,298
3,200	Hang Seng Bank, Ltd.	58,707
20,312	Hanmi Financial Corporation	517,956
1,500	Hannover Rueckversicherung SE	173,415
4,680	Hanover Insurance Group, Inc.	394,290
21,400	Hartford Financial Services Group, Inc.	989,964
23,029	Hatteras Financial Corporation	329,545
2,300	Henderson Land Development Company, Ltd.	14,690
4,680	HFF, Inc.	161,554
2,900	Highwoods Properties, Inc.	126,005
6,000	Hokuhoku Financial Group, Inc.	13,321
27,500	Home BancShares, Inc.	1,180,300
3,940	Hometrust Bancshares, Inc.[d]	74,624
1	Hoshino Resorts REIT, Inc.	10,706
28,110	Hospitality Properties Trust	754,472
20,807	Host Hotels & Resorts, Inc.	360,585
6,668	Houlihan Lokey, Inc.[d]	146,096
65,000	HSBC Holdings plc	507,841
7,570	Hudson Pacific Properties, Inc.	216,275
3,400	Hufvudstaden AB	48,040
118,483	Huntington Bancshares, Inc.	1,299,759
25,000	Hysan Development Company, Ltd.	110,888
1,226	IG Group Holdings plc	14,250
8,720	Inland Real Estate Corporation	77,172
9,776	Intercontinental Exchange, Inc.	2,467,462
11,356	Intermediate Capital Group plc	98,836
32,250	Invesco, Ltd.	1,069,733
7,600	Investa Office Fund	21,752
16,500	Investec plc	137,448
47,830	Investors Bancorp, Inc.	598,353
11,146	J.P. Morgan Chase & Company	716,130
10,640	Janus Capital Group, Inc.	165,239
8	Japan Logistics Fund, Inc.	14,961
300	Julius Baer Group, Ltd.	14,875
5,701	Kennedy-Wilson Holdings, Inc.	139,789
23,730	KeyCorp	294,727
8,092	Kilroy Realty Corporation	532,777
9,200	Kite Realty Group Trust	242,972
7,520	Lamar Advertising Company	424,354
11,152	LaSalle Hotel Properties	327,980
3,723	Lazard, Ltd.	172,449
7,600	Legg Mason, Inc.	340,100
1,704	Lincoln National Corporation	91,181
19,500	Link REIT	116,506
2,000	London Stock Exchange Group plc	78,305
2,000	M&T Bank Corporation	239,700
200	Macquarie Group, Ltd.	12,110
1,300	Mediobanca SPA	13,074
33,670	MetLife, Inc.	1,696,295
14,500	Mitsubishi UFJ Financial Group, Inc.	93,779
22,550	Monmouth Real Estate Investment Corporation	234,745
50,750	Morgan Stanley	1,673,227
6,200	MSCI, Inc.	415,400
300	Muenchener Rueckversicherungs-Gesellschaft AG	59,818
6,575	NASDAQ OMX Group, Inc.	380,627
12,946	National Interstate Corporation	371,550
33,513	Navient Corporation	442,036
1,580	Navigators Group, Inc.[d]	134,853
56,000	New World Development Company, Ltd.	59,730
25,660	Nordea Bank AB	283,123
4,450	Northern Trust Corporation	313,235
21,940	NorthStar Asset Management Corporation, Inc.	320,982
4,000	Ogaki Kyoritsu Bank, Ltd.	15,587
4,500	Old Mutual plc	14,708
2,880	One Liberty Properties, Inc.	67,853
22,490	Oritani Financial Corporation	358,041
7,400	Oversea-Chinese Banking Corporation, Ltd.	47,566
11,899	PacWest Bancorp	535,931
4,890	Parkway Properties, Inc.	81,810

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value
Financials (4.5%) - continued
10,233	Pebblebrook Hotel Trust	$349,764
1,860	Pennsylvania Real Estate Investment Trust	41,813
6,840	PennyMac Financial Services, Inc.[d]	113,134
4,970	Post Properties, Inc.	296,908
6,744	Potlatch Corporation	210,683
4,430	Primerica, Inc.	211,001
11,096	ProAssurance Corporation	587,644
5,200	Progressive Corporation	172,276
23,580	Provident Financial Services, Inc.	479,146
1,459	PS Business Parks, Inc.	125,168
100	PSP Swiss Property AGd	8,699
18,480	Radian Group, Inc.	267,406
38,160	Ramco-Gershenson Properties Trust	641,088
12,078	Raymond James Financial, Inc.	665,619
3,570	Realogy Holdings Corporation[d]	139,587
10,382	Redwood Trust, Inc.	137,873
2,850	Renasant Corporation	98,696
6,200	Resona Holdings, Inc.	32,806
5,550	Retail Properties of America, Inc.	83,084
6,426	RLJ Lodging Trust	161,228
4,700	Rouse Properties, Inc.	82,673
17,582	Safeguard Scientifics, Inc.[d]	312,080
2,286	Safety Insurance Group, Inc.	132,474
300	Sampo Oyj	14,663
23,253	Sandy Spring Bancorp, Inc.	639,457
2,100	Schroders plc	96,355
6,490	Selective Insurance Group, Inc.	236,820
3,960	Sierra Bancorp	64,192
2,220	Signature Bank[d]	330,602
4,160	Silver Bay Realty Trust Corporation REIT	67,392
15,000	Skandinaviska Enskilda Banken AB	157,513
127,543	SLM Corporation[d]	900,454
9,599	State Auto Financial Corporation	228,936
44,109	Stockland	126,595
4,200	Store Capital Corporation	95,214
18,000	Sumitomo Mitsui Trust Holdings, Inc.	69,094
18,614	Summit Hotel Properties, Inc.	243,471
10,402	SVB Financial Group[d]	1,269,772
3,400	Swiss Re AG	315,625
28,410	Synovus Financial Corporation	898,608
500	Talanx AG	16,021
15,930	Talmer Bancorp, Inc.	267,943
16,141	TD Ameritrade Holding Corporation	556,380
7,117	Terreno Realty Corporation	159,278
3,910	Territorial Bancorp, Inc.	109,011
4,950	TriCo Bancshares	130,482
17,670	TrustCo Bank Corporation	110,084
2,300	U.S. Bancorp	97,014
6,600	UBS Group AG	131,818
7,592	UMH Properties, Inc.	75,085
1,760	Union Bankshares Corporation	44,088
10,004	United Overseas Bank, Ltd.	145,266
3,770	Urstadt Biddle Properties, Inc.	75,777
3,271	W.R. Berkley Corporation	182,620
2,000	Wallenstam AB	17,713
5,575	Washington Real Estate Investment Trust	150,581
18,020	Webster Financial Corporation	668,542
13,100	Wells Fargo & Company	709,234
27,393	Western Alliance Bancorp[d]	979,300
10,850	Western Asset Mortgage Capital Corporation	123,907
1,100	Westpac Banking Corporation	24,501
47	Westpac Banking Corporation Rights[d]	164
6,120	Whitestone REIT	75,643
19,200	Wing Tai Holdings, Ltd.	23,893
4,744	Wintrust Financial Corporation	239,525
5,234	WSFS Financial Corporation	166,284
5,870	XL Group plc	223,530
65,396	Zions Bancorporation	1,881,443

	Total	81,543,959

Health Care (2.9%)
1,350	Abaxis, Inc.	67,784
20,220	Abbott Laboratories	905,856
4,880	ABIOMED, Inc.[d]	359,461
10,225	Acadia Healthcare Company, Inc.[d]	627,917
2,100	Acceleron Pharma, Inc.[d]	65,541
19,030	Acorda Therapeutics, Inc.[d]	685,841
8,363	Actavis, Inc.[d]	2,579,735
200	Actelion, Ltd.	27,763
14,340	Aetna, Inc.	1,645,945
21,100	Affymetrix, Inc.[d]	194,120
21,071	Akorn, Inc.[d]	563,439
5,520	Alexion Pharmaceuticals, Inc.[d]	971,520
8,534	Align Technology, Inc.[d]	558,636
6,437	Allscripts Healthcare Solutions, Inc.[d]	90,504
7,449	AmerisourceBergen Corporation	718,903
9,900	Amgen, Inc.	1,565,982
20,635	AMN Healthcare Services, Inc.[d]	585,415
2,350	AmSurg Corporation[d]	164,711
1,371	Anacor Pharmaceuticals, Inc.[d]	154,114
5,417	Analogic Corporation	474,638
1,700	Astellas Pharmaceutical, Inc.	24,675
23,333	Asterias Biotherapeutics, Inc.[d]	106,865
1,363	Atrion Corporation	502,947
18,170	Baxalta, Inc.	626,138
5,180	BioMarin Pharmaceutical, Inc.[d]	606,267
680	Bio-Rad Laboratories, Inc.[d]	94,846
1,817	C.R. Bard, Inc.	338,598
15,300	Cambrex Corporation[d]	703,341
1,400	Cardinal Health, Inc.	115,080
14,716	Cardiovascular Systems, Inc.[d]	201,609
13,120	Centene Corporation[d]	780,378
24,820	Cerner Corporation[d]	1,645,318
1,140	CONMED Corporation	46,238
4,315	Cooper Companies, Inc.	657,433
400	CSL, Ltd.	26,588
23,452	Depomed, Inc.[d]	410,410
7,150	Edwards Lifesciences Corporation[d]	1,123,622
8,198	Ensign Group, Inc.	345,628
22,012	Envision Healthcare Holdings, Inc.[d]	620,738
2,400	Essilor International SA	315,032
4,900	EXACT Sciences Corporation[d]	40,817
29,269	ExamWorks Group, Inc.[d]	826,557
9,250	Express Scripts Holding Company[d]	799,015
200	Fresenius Medical Care AG & Company	18,002
200	Gerresheimer AG	15,595
11,580	Gilead Sciences, Inc.	1,252,145
7,980	Globus Medical, Inc.[d]	178,353
4,280	Greatbatch, Inc.[d]	228,766
10,040	HCA Holdings, Inc.[d]	690,652
4,150	HealthSouth Corporation	144,545
9,520	Healthways, Inc.[d]	112,050
2,600	Hikma Pharmaceuticals plc	86,637
3,700	Hill-Rom Holdings, Inc.	194,953
9,300	Hologic, Inc.[d]	361,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value
Health Care (2.9%) - continued
1,814	ICON plc[d]	$115,860
11,911	Impax Laboratories, Inc.[d]	412,478
9,200	Inogen, Inc.[d]	393,208
6,538	Intersect ENT, Inc.[d]	125,268
21,889	Ironwood Pharmaceuticals, Inc.[d]	248,659
800	Kaken Pharmaceutical Company, Ltd.	55,292
14,690	Kindred Healthcare, Inc.	196,846
1,750	LivaNova plc[d]	115,990
400	Lonza Group AG	58,712
3,050	Magellan Health Services, Inc.[d]	162,870
4,870	MedAssets, Inc.[d]	115,322
18,038	Medtronic, Inc.	1,333,369
43,340	Merck & Company, Inc.	2,368,964
1,672	Mettler-Toledo International, Inc.[d]	519,975
1,330	Molina Healthcare, Inc.[d]	82,460
13,627	Mylan NVd	600,814
8,342	National Healthcare Corporation	544,566
790	Neogen Corporation[d]	42,700
6,207	Neurocrine Biosciences, Inc.[d]	304,702
1,700	Nichi-iko Pharmaceutical Company, Ltd.	47,182
2,400	Novartis AG	217,413
2,600	Novo Nordisk AS	138,069
14,726	NuVasive, Inc.[d]	694,478
6,630	NxStage Medical, Inc.[d]	110,787
500	Otsuka Holdings Company, Ltd.	16,640
500	Paramount Bed Holdings Company, Ltd.	16,038
5,910	Perrigo Company plc	932,243
97,140	Pfizer, Inc.	3,285,275
5,500	PharMerica Corporation[d]	157,135
1,750	Providence Service Corporation[d]	90,388
1,065	Puma Biotechnology, Inc.[d]	87,777
4,050	Quest Diagnostics, Inc.	275,197
9,970	Quintiles Transnational Holdings, Inc.[d]	634,591
600	Recordati SPA	14,913
100	Roche Holding AG	27,150
18,050	Roche Holding AG ADR	612,076
4,050	Sagent Pharmaceuticals, Inc.[d]	68,081
400	Sanofi	40,350
9,400	Spectrum Pharmaceuticals, Inc.[d]	48,974
800	Suzuken Company, Ltd.	30,619
20,291	Team Health Holdings, Inc.[d]	1,210,764
15,560	Teleflex, Inc.	2,069,480
200	Teva Pharmaceutical Industries, Ltd.	11,875
17,177	Triple-S Management Corporation[d]	353,674
17,681	UnitedHealth Group, Inc.[e]	2,082,468
9,108	Universal Health Services, Inc.	1,111,996
5,680	Vanda Pharmaceuticals, Inc.[d]	61,003
2,810	VCA Antech, Inc.[d]	153,904
20,600	Veeva Systems, Inc.[d]	522,622
10,278	Vertex Pharmaceuticals, Inc.[d]	1,282,078
2,000	Waters Corporation[d]	255,600
6,725	Wellcare Health Plans, Inc.[d]	595,835
6,010	West Pharmaceutical Services, Inc.	360,660

	Total	52,664,451

Industrials (3.1%)
4,070	3M Company	639,845
2,140	A.O. Smith Corporation	164,395
700	Aalberts Industries NV	22,694
2,450	AAR Corporation	55,590
9,590	ABM Industries, Inc.	272,356
1,000	Adecco SA	74,335
10,550	ADT Corporation	348,572
18,349	Aegion Corporation[d]	353,952
340	AerCap Holdings NVd	14,110
1,600	Aida Engineering, Ltd.	15,248
18,625	Air New Zealand, Ltd.	36,636
900	Airbus Group NV	62,672
3,300	Alaska Air Group, Inc.	251,625
22,960	AMETEK, Inc.	1,258,667
13,776	Applied Industrial Technologies, Inc.	569,087
2,950	Argan, Inc.	109,003
8,000	Asahi Glass Company, Ltd.	45,804
9,118	Astec Industries, Inc.	296,335
3,220	AZZ, Inc.	178,163
7,617	B/E Aerospace, Inc.	357,618
10,200	BAE Systems plc	68,997
20,246	Beacon Roofing Supply, Inc.[d]	716,506
15,500	Boeing Company	2,295,085
1,800	Brady Corporation	40,950
7,640	Brink’s Company	236,687
10,400	Caterpillar, Inc.	759,096
4,600	Central Glass Company, Ltd.	22,706
800	Central Japan Railway Company	145,931
7,548	CIRCOR International, Inc.	346,604
10,030	CLARCOR, Inc.	500,096
19,910	Comfort Systems USA, Inc.	635,726
20,500	Copart, Inc.[d]	742,305
5,820	Corporate Executive Board Company	435,103
500	Croda International plc	22,303
49,350	CSX Corporation	1,331,956
3,400	CTT-Correios de Portugal SA	38,619
4,352	Cubic Corporation	195,187
900	Cummins, Inc.	93,159
3,450	Curtiss-Wright Corporation	239,982
2,000	Dai Nippon Printing Company, Ltd.	20,684
10,540	Danaher Corporation	983,487
2,176	Dart Group plc	15,875
40,780	Delta Air Lines, Inc.	2,073,255
1,500	Deutsche Post AG	44,560
5,450	DigitalGlobe, Inc.[d]	81,369
12,440	Donaldson Company, Inc.	375,688
700	DSV AS	28,405
500	easyJet plc	13,469
4,150	Eaton Corporation	232,026
300	Elbit Systems, Ltd.	23,777
11,052	EMCOR Group, Inc.	533,591
4,940	Equifax, Inc.	526,456
14,708	ESCO Technologies, Inc.	545,520
14,200	Expeditors International of Washington, Inc.	707,018
8,450	Federal Signal Corporation	127,257
3,100	Flowserve Corporation	143,716
263	Flughafen Wien Aktiengesellschaft	24,756
20,406	Fortune Brands Home and Security, Inc.	1,067,846
10,421	Franklin Electric Company, Inc.	343,476
12,710	FTI Consulting, Inc.[d]	432,267
9,579	G & K Services, Inc.	630,490
1,433	Galliford Try plc	33,010
22,543	Gibraltar Industries, Inc.[d]	570,789
700	Go-Ahead Group plc	26,169
11,492	Granite Construction, Inc.	377,397
6,309	H&E Equipment Services, Inc.	121,827
1,200	Hamburger Hafen und Logistik AG	17,357
2,000	Hankyu Hanshin Holdings, Inc.	13,028
3,210	Hawaiian Holdings, Inc.[d]	111,387
10,850	Healthcare Services Group, Inc.	404,271

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value
Industrials (3.1%) - continued
9,967	Heico Corporation	$502,735
5,112	Hillenbrand, Inc.	151,673
6,304	HNI Corporation	270,694
10,896	Honeywell International, Inc.	1,125,339
200	Hoshizaki Electric Company, Ltd.	14,462
6,611	Hub Group, Inc.[d]	264,308
4,020	Huntington Ingalls Industries, Inc.	482,159
14,659	Huron Consulting Group, Inc.[d]	708,030
1,750	Illinois Tool Works, Inc.	160,895
1,100	Inaba Denki Sangyo Company, Ltd.	34,323
14,050	Ingersoll-Rand plc	832,603
7,520	Insperity, Inc.	349,379
3,500	Intrum Justitia AB	125,570
13,100	ITOCHU Corporation	163,920
702	Jardine Matheson Holdings, Ltd.	38,172
8,140	JB Hunt Transport Services, Inc.	621,652
2,630	John Bean Technologies Corporation	117,982
200	Jungheinrich AG	14,775
9,549	Kaman Corporation	371,361
4,680	KAR Auction Services, Inc.	179,712
1,000	Keisei Electric Railway Company, Ltd.	12,323
16,432	Kforce, Inc.	461,904
4,900	KITZ Corporation	22,553
1,100	KONE Oyj	46,916
1,100	Koninklijke Boskalis Westminster NV	53,388
27,204	Korn/Ferry International	989,409
10,882	Landstar System, Inc.	686,001
1,200	Lincoln Electric Holdings, Inc.	71,772
3,150	Lockheed Martin Corporation	692,465
8,961	Manpower, Inc.	822,441
10,700	Masco Corporation	310,300
3,015	Matthews International Corporation	174,056
17,858	McGrath Rentcorp	536,633
400	MEITEC Corporation	14,527
31,580	Meritor, Inc.[d]	343,275
4,153	Middleby Corporation[d]	485,652
2,287	Mine Safety Appliances Company	99,439
1,900	MIRAIT Holdings Corporation	16,464
2,000	Mitsuboshi Belting, Ltd.	16,626
9,160	Mueller Water Products, Inc.	80,608
27,445	Navigant Consulting, Inc.[d]	472,054
6,497	Nielsen Holdings plc	308,672
2,100	Nikkon Holdings Company, Ltd.	40,568
3,000	Nippon Express Company, Ltd.	15,455
3,400	Nitto Kogyo Corporation	65,616
4,389	Nordson Corporation	312,672
3,050	Northrop Grumman Corporation	572,637
1,000	Obayashi Corporation	8,770
6,960	Old Dominion Freight Line, Inc.[d]	431,102
27,354	On Assignment, Inc.[d]	1,233,939
8,116	Oshkosh Corporation	333,486
3,050	Pentair, Ltd.	170,556
11,557	PGT, Inc.[d]	139,377
7,900	PowerSecure International, Inc.[d]	98,434
14,104	Progressive Waste Solutions, Ltd.	339,201
9,816	Proto Labs, Inc.[d]	636,469
3,410	Quanex Building Products Corporation	64,347
7,990	Raven Industries, Inc.	145,498
2,784	RBC Bearings, Inc.[d]	190,398
6,600	Rentokil Initial plc	15,699
4,210	Resources Connection, Inc.	75,570
2,810	Rexnord Corporation[d]	51,929
211	Rieter Holding AG	34,792
15,224	Ritchie Brothers Auctioneers, Inc.	395,367
7,372	Robert Half International, Inc.	388,210
3,600	Rockwell Automation, Inc.	392,976
3,869	Roper Industries, Inc.	720,988
3,730	Ryder System, Inc.	267,739
7,890	Saia, Inc.[d]	186,283
2,300	Siemens AG	231,022
28,695	Southwest Airlines Company	1,328,292
1,950	Spirit Aerosystems Holdings, Inc.[d]	102,843
14,453	Stericycle, Inc.[d]	1,754,161
6,594	Sun Hydraulics Corporation	193,138
11,474	Swift Transportation Company[d]	179,339
1,100	Teleperformance SA	86,329
3,760	Tennant Company	217,779
4,090	Tetra Tech, Inc.	110,021
7,424	Textron, Inc.	313,070
400	TKH Group NV	15,136
3,000	Toppan Printing Company, Ltd.	26,902
7,590	Toro Company	571,299
400	Travis Perkins plc	11,790
4,189	Triumph Group, Inc.	195,124
1,800	Tsubakimoto Chain Company	13,189
6,565	Tyco International plc	239,229
930	UniFirst Corporation	97,715
9,460	Union Pacific Corporation	845,251
8,050	United Parcel Service, Inc.	829,311
6,486	United Rentals, Inc.[d]	485,542
8,715	Universal Forest Products, Inc.	632,970
12,300	Universal Truckload Services, Inc.	196,554
2,450	Verisk Analytics, Inc.[d]	175,445
2,550	WABCO Holdings, Inc.[d]	286,187
9,007	WageWorks, Inc.[d]	432,516
17,236	Waste Connections, Inc.	939,017
1,355	Watsco, Inc.	166,706
11,330	Wesco Aircraft Holdings, Inc.[d]	141,172
10,920	West Corporation	260,005
5,258	Woodward, Inc.	239,239
600	Yuasa Trading Company, Ltd.	13,986

	Total	56,549,507

Information Technology (4.3%)
10,307	A10 Networks, Inc.[d]	74,004
4,550	Accenture plc	487,760
36,890	ACI Worldwide, Inc.[d]	883,515
13,036	Advanced Energy Industries, Inc.[d]	368,658
14,821	Agilent Technologies, Inc.	559,641
12,007	Akamai Technologies, Inc.[d]	730,266
13,930	Alibaba Group Holding, Ltd. ADR[d]	1,167,752
1,950	Alliance Data Systems Corporation[d]	579,754
2,049	Alphabet, Inc., Class Ad	1,510,912
3,950	Alphabet, Inc., Class Cd	2,807,700
1,300	Alps Electric Company, Ltd.	40,351
6,048	Ambarella, Inc.[d]	299,013
12,390	Amkor Technology, Inc.[d]	77,066
23,239	Amphenol Corporation	1,260,019
1,450	Analog Devices, Inc.	87,174
8,268	ANSYS, Inc.[d]	788,023
22,974	Apple, Inc.	2,745,393
20,826	Applied Materials, Inc.	349,252
3,770	Arista Networks, Inc.[d]	243,203
11,214	Aspen Technology, Inc.[d]	464,147
6,220	Atmel Corporation	47,272
3,750	AVG Technologies NVd	88,875
7,200	AVX Corporation	97,200
13,305	Belden, Inc.	851,919
6,510	Booz Allen Hamilton Holding Corporation	191,785
6,200	Broadridge Financial Solutions, Inc.	369,396

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value
Information Technology (4.3%) - continued
95,497	Brocade Communications Systems, Inc.	$995,079
32,449	Brooks Automation, Inc.	358,237
3,200	Brother Industries, Ltd.	40,901
12,387	Cabot Microelectronics Corporation[d]	522,360
3,690	CACI International, Inc.[d]	358,078
3,360	Cadence Design Systems, Inc.[d]	74,659
2,600	Canon, Inc.	77,641
200	Cap Gemini SA	17,783
8,076	Cardtronics, Inc.[d]	278,622
2,300	Carsales.com, Ltd.	15,993
6,470	Cavium, Inc.[d]	459,046
2,600	Check Point Software Technologies, Ltd.[d]	220,844
19,050	Ciena Corporation[d]	459,867
156,290	Cisco Systems, Inc.	4,508,966
721	Citrix Systems, Inc.[d]	59,194
17,311	Cognex Corporation	650,894
7,250	Cognizant Technology Solutions Corporation[d]	493,797
4,500	Coherent, Inc.[d]	243,900
3,200	Comtech Telecommunications Corporation	77,312
6,613	Constant Contact, Inc.[d]	172,599
3,940	Convergys Corporation	101,140
14,720	CoreLogic, Inc.[d]	573,786
3,816	Cornerstone OnDemand, Inc.[d]	120,204
17,170	Criteo SA ADR[d]	653,490
5,110	Cvent, Inc.[d]	161,527
10,463	Demandware, Inc.[d]	593,252
1,500	Dialog Semiconductor plc[d]	55,492
2,301	DST Systems, Inc.	281,067
700	DTS Corporation	16,547
17,300	eBay, Inc.[d]	482,670
20,716	Electro Rent Corporation	215,032
65,740	EMC Corporation	1,723,703
8,180	Envestnet, Inc.[d]	244,255
2,820	EVERTEC, Inc.	51,437
6,480	ExlService Holdings, Inc.[d]	286,805
5,068	F5 Networks, Inc.[d]	558,494
18,655	Fabrinet[d]	404,254
39,750	Facebook, Inc.[d]	4,053,308
8,659	FARO Technologies, Inc.[d]	292,588
6,600	FEI Company	476,454
2,350	FleetCor Technologies, Inc.[d]	340,421
4,800	FLIR Systems, Inc.	128,016
19,128	Fortinet, Inc.[d]	657,238
6,500	FUJIFILM Holdings NPV	259,277
9,518	Gartner, Inc.[d]	862,997
22,170	Glu Mobile, Inc.[d]	91,340
2,940	GrubHub, Inc.[d]	70,501
20,254	Guidewire Software, Inc.[d]	1,179,390
11,490	Harmonic, Inc.[d]	66,182
2,000	Hitachi Kokusai Electric, Inc.	27,614
34,530	HomeAway, Inc.[d]	1,089,767
1,000	Hoya Corporation	41,267
6,956	IAC/InterActiveCorporation	466,122
8,378	Imperva, Inc.[d]	591,654
3,910	Infoblox, Inc.[d]	63,772
600	Ingenico Group	70,711
17,700	Intel Corporation	599,322
8,406	Intersil Corporation	113,901
2,000	IRESS, Ltd.	13,320
1,100	IT Holdings Corporation	27,193
900	ITOCHU Techno-Solutions Corporation	19,731
31,037	Ixia[d]	447,243
9,464	Juniper Networks, Inc.	297,075
7,383	Keysight Technologies, Inc.[d]	244,230
400	Kyocera Corporation	18,094
2,600	Liberty Tripadvisor Holdings, Inc.[d]	81,094
4,588	Littelfuse, Inc.	458,479
2,690	LogMeIn, Inc.[d]	181,198
4,183	Manhattan Associates, Inc.[d]	304,732
9,460	Marvell Technology Group, Ltd.	77,667
6,900	MasterCard, Inc.	683,031
10,501	Maxim Integrated Products, Inc.	430,331
7,381	Methode Electronics, Inc.	246,009
5,720	Microsemi Corporation[d]	205,977
98,970	Microsoft Corporation	5,209,781
18,832	Monolithic Power Systems, Inc.	1,175,493
550	Morningstar, Inc.	45,161
14,200	Nanometrics, Inc.[d]	216,976
8,020	National Instruments Corporation	244,369
2,700	NEC Networks & System Integration Corporation	50,576
11,573	Newport Corporation[d]	174,868
6,627	Nice Systems, Ltd. ADR	409,681
500	NS Solutions Corporation	24,403
58,286	NVIDIA Corporation	1,653,574
5,590	NXP Semiconductors NVd	437,976
23,110	OmniVision Technologies, Inc.[d]	667,186
36,050	Oracle Corporation	1,400,182
400	Oracle Corporation Japan	18,192
4,258	Palo Alto Networks, Inc.[d]	685,538
17,640	Pandora Media, Inc.[d]	203,036
6,370	Parametric Technology Corporation[d]	225,753
28,199	PayPal Holdings, Inc.[d]	1,015,446
3,224	Plantronics, Inc.	172,871
21,287	Progress Software Corporation[d]	516,848
13,735	Proofpoint, Inc.[d]	967,493
10,704	QLIK Technologies, Inc.[d]	335,784
6,570	Rackspace Hosting, Inc.[d]	169,834
830	Radware, Inc.[d]	12,375
5,600	RealPage, Inc.[d]	94,640
7,970	Red Hat, Inc.[d]	630,507
13,160	Ruckus Wireless, Inc.[d]	148,445
27,240	Salesforce.com, Inc.[d]	2,116,820
1,000	SAP SE	78,835
10,808	ServiceNow, Inc.[d]	882,473
5,850	Symantec Corporation	120,510
1,202	SYNNEX Corporation	106,305
7,416	Synopsys, Inc.[d]	370,652
14,555	Teradyne, Inc.	284,114
9,670	Tessera Technologies, Inc.	338,160
24,580	Texas Instruments, Inc.	1,394,178
3,463	Textura Corporation[d]	101,674
2,127	Tyler Technologies, Inc.[d]	362,356
5,471	Ultimate Software Group, Inc.[d]	1,117,999
11,010	Ultra Clean Holdings, Inc.[d]	53,729
7,400	Vantiv, Inc.[d]	371,110
5,520	Veeco Instruments, Inc.[d]	99,470
23,902	Virtusa Corporation[d]	1,372,692
25,970	Visa, Inc.	2,014,753
11,640	Web.com Group, Inc.[d]	273,191
6,350	Xerox Corporation	59,626

	Total	77,481,858

Materials (1.2%)
9,307	Agnico Eagle Mines, Ltd.	263,295
6,471	Airgas, Inc.	622,251
13,000	Albemarle Corporation	695,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value
Materials (1.2%) - continued
48,759	Alcoa, Inc.	$435,418
8,699	American Vanguard Corporation	116,654
200	Aurubis AG	13,360
5,593	Avery Dennison Corporation	363,377
8,142	Axalta Coating Systems, Ltd.[d]	224,963
13,200	Axiall Corporation	267,300
2,150	Balchem Corporation	146,845
7,779	Ball Corporation	532,861
51,908	Barrick Gold Corporation	399,173
4,730	Berry Plastics Group, Inc.[d]	158,455
5,600	BillerudKorsnas AB	101,345
4,700	Boral, Ltd.	17,978
1,200	Buzzi Unicem SPA	20,304
4,460	Celanese Corporation	316,883
8,166	CF Industries Holdings, Inc.	414,588
17,249	Chemtura Corporation[d]	550,933
3,453	Clearwater Paper Corporation[d]	174,135
950	Compass Minerals International, Inc.	77,178
26,053	Crown Holdings, Inc.[d]	1,381,851
7,000	Daicel Corporation	92,501
15,160	Dow Chemical Company	783,317
3,000	DOWA Holdings Company, Ltd.	26,156
3,105	Eagle Materials, Inc.	205,023
4,550	Eastman Chemical Company	328,373
36,043	Eldorado Gold Corporation	126,151
12,367	FMC Corporation	503,461
40,849	Freeport-McMoRan, Inc.	480,793
35,347	Goldcorp, Inc.	453,149
7,650	Graphic Packaging Holding Company	108,324
2,500	Hokuetsu Kishu Paper Company, Ltd.	17,420
800	Holmen AB	24,116
11,320	Horsehead Holding Corporation[d]	32,149
15,799	Innospec, Inc.	872,737
23,863	International Paper Company	1,018,711
1,200	James Hardie Industries plc	15,534
3,200	KapStone Paper and Packaging Corporation	69,600
62,214	Kinross Gold Corporation[d]	125,050
3,060	Koppers Holdings, Inc.	58,018
2,408	Martin Marietta Materials, Inc.	373,601
5,427	Minerals Technologies, Inc.	319,867
1,600	Mondi plc	36,998
5,050	Monsanto Company	470,761
18,200	Mosaic Company	614,978
22,992	Myers Industries, Inc.	358,905
21,781	Newmont Mining Corporation	423,858
600	Nippon Steel & Sumitomo Metal Corporation	12,164
6,392	Norsk Hydro ASA	22,895
14,730	Nucor Corporation	623,079
8,567	OceanaGold Corporation	16,379
3,000	Oji Holdings Corporation	15,537
8,790	Olin Corporation	168,592
18,164	Owens-Illinois, Inc.[d]	391,434
13,637	Packaging Corporation of America	933,453
19,319	PolyOne Corporation	646,027
2,040	Reliance Steel & Aluminum Company	122,318
14,212	Rock-Tenn Company	764,037
3,353	Royal Gold, Inc.	160,408
3,800	RPM International, Inc.	173,698
6,360	Schnitzer Steel Industries, Inc.	107,230
3,800	Scotts Miracle-Gro Company	251,408
10,307	Sealed Air Corporation	506,280
1,350	Silgan Holdings, Inc.	68,675
15,796	Silver Wheaton Corporation	214,668
9,920	Sonoco Products Company	423,485
21,405	Steel Dynamics, Inc.	395,350
8,089	Stillwater Mining Company[d]	75,551
2,000	Sumitomo Metal Mining Company, Ltd.	24,813
3,000	Sumitomo Seika Chemicals Company, Ltd.	20,916
27,597	Teck Resources, Ltd.	161,994
2,900	UPM-Kymmene Oyj	54,291
5,074	Vulcan Materials Company	490,047
1,230	Westlake Chemical Corporation	74,132
52,252	Yamana Gold, Inc.	114,432
3,039	Yara International ASA	138,050

	Total	22,405,801

Telecommunications Services (0.2%)
21,500	Bezeq Israel Telecommunication Corporation, Ltd.	46,074
14,155	BT Group plc	101,088
3,800	Elisa Oyj	143,170
3,400	Freenet AG	114,695
50,378	KCOM Group plc	67,356
4,361	Level 3 Communications, Inc.[d]	222,193
8,700	Orange SA	153,396
1,700	Proximus SA	58,828
8,554	SBA Communications Corporation[d]	1,018,097
5,400	StarHub, Ltd.	13,853
66,200	Telstra Corporation, Ltd.	253,654
25,012	Verizon Communications, Inc.	1,172,563
1,500	Vivendi SA	36,085
18,950	Vonage Holdings Corporation[d]	115,026

	Total	3,516,078

Utilities (0.6%)
52,800	A2A SPA	72,327
1,520	Ameren Corporation	66,394
11,350	American Electric Power Company, Inc.	642,977
29,760	American Water Works Company, Inc.	1,707,034
5,180	Aqua America, Inc.	148,148
6,570	Artesian Resources Corporation	160,045
1,110	Atmos Energy Corporation	69,930
1,650	Avista Corporation	55,852
8,000	CLP Holdings, Ltd.	69,548
6,700	Edison International, Inc.	405,484
13,079	El Paso Electric Company	505,765
27,700	Electricidade de Portugal SA	102,365
7,800	Enel SPA	35,968
4,485	FirstEnergy Corporation	139,932
3,330	IDACORP, Inc.	222,611
5,490	Laclede Group, Inc.	321,549
2,800	Middlesex Water Company	72,156
3,020	New Jersey Resources Corporation	95,674
12,050	NiSource, Inc.	230,878
2,200	NorthWestern Corporation	119,218
4,000	NRG Yield, Inc.	57,760
5,000	Osaka Gas Company, Ltd.	19,692
8,150	Otter Tail Corporation	223,636
9,560	Pacific Ethanol, Inc.[d]	57,456
32,960	PG&E Corporation	1,760,064
14,953	PNM Resources, Inc.	420,478
5,800	Public Service Enterprise Group, Inc.	239,482
15,900	Redes Energeticas Nacionais SGPS SA	48,453
7,950	Renewable Energy Group, Inc.[d]	62,726
500	Severn Trent plc	17,244

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (25.3%)	Value
Utilities (0.6%) - continued
15,000	Southern Company	$676,500
9,480	Southwest Gas Corporation	582,641
700	SSE plc	16,285
3,000	Toho Gas Company, Ltd.	18,373
6,900	United Utilities Group plc	104,998
7,440	Vectren Corporation	338,297
4,030	Westar Energy, Inc.	159,991
17,650	Wisconsin Energy Corporation	910,034

	Total	10,957,965

	Total Common Stock (cost $428,238,701)	458,581,118

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Asset-Backed Securities (0.7%)
	Access Group, Inc.
$ 160,751	0.697%, 2/25/2036[g,h]	156,884
	Ares CLO, Ltd.
525,000	1.611%, 10/12/2023*,h	522,289
	BA Credit Card Trust
300,000	0.576%, 6/15/2021[h]	299,334
	Barclays Dryrock Issuance Trust
700,000	0.556%, 12/16/2019[h]	699,230
	Bayview Opportunity Master Fund Trust
1,052,652	3.721%, 2/28/2035*	1,054,051
	Betony CLO, Ltd.
190,000	1.831%, 4/15/2027*,h	188,701
	Capital One Multi-Asset Execution Trust
400,000	0.576%, 1/18/2022[h]	398,239
	Chase Issuance Trust
250,000	1.590%, 2/18/2020	250,887
175,000	1.620%, 7/15/2020	176,505
	Chesapeake Funding, LLC
271,083	0.644%, 1/7/2025[g,h]	270,809
	Countrywide Asset-Backed Certificates
318,173	5.530%, 4/25/2047	343,185
	Edlinc Student Loan Funding Trust
53,190	3.200%, 10/1/2025*,h	54,291
	Enterprise Fleet Financing, LLC
246,816	1.060%, 3/20/2019[g]	246,632
296,106	0.870%, 9/20/2019[g]	295,307
	FirstEnergy Ohio PIRB Special Purpose Trust
78,440	0.679%, 1/15/2019	78,414
	Ford Credit Auto Owner Trust
225,000	2.260%, 11/15/2025[g]	227,040
	Golden Credit Card Trust
100,000	0.626%, 9/15/2018[g,h]	99,940
	GoldenTree Loan Opportunities IX, Ltd.
200,000	1.804%, 10/29/2026*,h	198,179
	Golub Capital Partners CLO 23M, Ltd.
600,000	1.485%, 5/5/2027*,h	595,214
	Morgan Stanley Bank of America Merrill Lynch Trust
700,000	3.176%, 8/15/2045	720,351
700,000	3.246%, 12/15/2047	710,475
	Morgan Stanley Capital, Inc.
971,732	0.347%, 2/25/2037[h]	585,216
	OZLM VIII, Ltd.
210,000	1.755%, 10/17/2026*,h	207,484
	Race Point IX CLO, Ltd.
490,000	1.831%, 4/15/2027*,h	487,784
	Renaissance Home Equity Loan Trust
2,280,000	6.011%, 5/25/2036[i]	1,591,877
	SLM Student Loan Trust
272,159	0.796%, 7/15/2022[g,h]	271,175
304,438	0.796%, 8/15/2022[g,h]	303,533
222,506	0.720%, 4/25/2023[g,h]	222,025
75,000	1.246%, 5/17/2027[g,h]	74,469
	UBS Commercial Mortgage Trust
1,100,000	3.400%, 5/10/2045	1,142,177
	Volvo Financial Equipment, LLC
76,133	0.740%, 3/15/2017[g]	76,133
750,000	0.820%, 4/16/2018[g]	748,921
	World Financial Network Credit Card Master Trust
250,000	0.910%, 3/16/2020	250,077
	World Omni Master Owner Trust
90,000	0.547%, 2/15/2018[g,h]	89,981

	Total	13,636,809

Basic Materials (0.1%)
	Albemarle Corporation
60,000	3.000%, 12/1/2019	59,912
	ArcelorMittal SA
325,000	6.500%, 3/1/2021	306,922
	Corporacion Nacional del Cobre de Chile
335,000	4.500%, 9/16/2025[g,j]	332,279
	Freeport-McMoRan, Inc.
404,000	2.375%, 3/15/2018	369,660
145,000	3.550%, 3/1/2022	115,493
246,000	3.875%, 3/15/2023	192,372
	Georgia-Pacific, LLC
135,000	2.539%, 11/15/2019[g]	135,460
	Glencore Funding, LLC
100,000	1.377%, 4/16/2018[g,h]	85,779
	Packaging Corporation of America
300,000	4.500%, 11/1/2023	315,996
	Sappi Papier Holding GmbH
155,000	6.625%, 4/15/2021[g]	155,775
	Xstrata Finance Canada, Ltd.
344,000	2.700%, 10/25/2017[g]	320,264
	Yamana Gold, Inc.
260,000	4.950%, 7/15/2024	238,553

	Total	2,628,465

Capital Goods (0.2%)
	Boeing Company
215,000	3.500%, 3/1/2045	199,426
	CNH Capital, LLC
270,000	3.625%, 4/15/2018	270,675
	Crown Americas Capital Corporation IV
325,000	4.500%, 1/15/2023	325,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Capital Goods (0.2%) - continued
	L-3 Communications Corporation
$280,000	1.500%, 5/28/2017	$275,879
	Martin Marietta Materials, Inc.
210,000	1.427%, 6/30/2017[h]	208,573
	Northrop Grumman Corporation
280,000	3.850%, 4/15/2045	251,390
	Owens-Brockway Glass Container, Inc.
215,000	5.000%, 1/15/2022[g]	219,167
	Pentair Finance SA
325,000	2.900%, 9/15/2018	325,744
85,000	3.625%, 9/15/2020	85,571
	Reynolds Group Issuer, Inc.
269,675	5.750%, 10/15/2020	280,462
	Roper Industries, Inc.
288,000	2.050%, 10/1/2018	286,525
	Textron, Inc.
190,000	5.600%, 12/1/2017	202,602
155,000	5.950%, 9/21/2021	175,399
	United Rentals, Inc.
325,000	5.500%, 7/15/2025	324,188
	Waste Management, Inc.
75,000	3.125%, 3/1/2025	73,212

	Total	3,504,626

Collateralized Mortgage Obligations (1.1%)
	Alm Loan Funding CLO
210,000	1.745%, 10/17/2026*,h	208,235
	Alternative Loan Trust
306,358	6.000%, 6/25/2036	279,540
	Apidos CLO XVIII
215,000	1.732%, 7/22/2026*,h	212,372
	Babson CLO, Ltd.
210,000	1.707%, 10/17/2026*,h	207,887
	Birchwood Park CLO, Ltd.
210,000	1.761%, 7/15/2026*,h	208,309
	BlueMountain CLO, Ltd.
210,000	1.801%, 10/15/2026*,h	208,678
	Carlyle Global Market Strategies CLO, Ltd.
215,000	1.617%, 7/20/2023*,h	214,497
200,000	1.821%, 10/15/2026*,h	199,084
	Cent CLO 16, LP
210,000	1.550%, 8/1/2024*,h	209,282
	Cent CLO 22, Ltd.
200,000	1.791%, 11/7/2026*,h	197,951
	Citigroup Mortgage Loan Trust, Inc.
435,950	5.500%, 11/25/2035	415,972
	CitiMortgage Alternative Loan Trust
1,479,394	5.750%, 4/25/2037	1,270,183
	Countrywide Alternative Loan Trust
494,826	2.675%, 10/25/2035	439,245
477,425	6.000%, 4/25/2036	423,662
282,115	6.000%, 1/25/2037	259,343
1,356,705	5.500%, 5/25/2037	1,152,726
1,206,521	7.000%, 10/25/2037	856,386
	Countrywide Home Loans, Inc.
530,537	5.750%, 4/25/2037	487,210
	Deutsche Alt-A Securities Mortgage Loan Trust
153,573	5.500%, 10/25/2021	148,664
419,524	6.000%, 10/25/2021	369,517
	Dryden 34 Senior Loan Fund CLO
210,000	1.751%, 10/15/2026*,h	208,238
	Federal Home Loan Mortgage Corporation
1,055,607	3.000%, 2/15/2033[k]	131,815
	Federal National Mortgage Association
2,197,095	3.500%, 1/25/2033[k]	301,211
	Galaxy XX CLO, Ltd.
650,000	1.731%, 7/20/2027*,h	643,578
	J.P. Morgan Mortgage Trust
255,169	2.689%, 6/25/2036	217,147
134,362	2.711%, 10/25/2036	120,475
943,788	0.577%, 1/25/2037[h]	591,557
1,189,763	6.250%, 8/25/2037	927,017
	Limerock CLO III, LLC
650,000	1.817%, 10/20/2026*,h	644,555
	Madison Park Funding XIV CLO, Ltd.
230,000	1.767%, 7/20/2026*,h	228,348
	Madison Park Funding, Ltd.
725,000	1.611%, 8/15/2022*,h	723,471
	Magnetite XII, Ltd.
650,000	1.821%, 4/15/2027*,h	645,347
	MASTR Alternative Loans Trust
346,275	6.500%, 7/25/2034	354,505
671,117	0.647%, 12/25/2035[h]	344,284
	Merrill Lynch Alternative Note Asset Trust
325,596	6.000%, 3/25/2037	294,654
	Mountain View CLO, Ltd.
675,000	1.739%, 7/15/2027*,h	661,339
	Neuberger Berman CLO, Ltd.
150,000	1.779%, 8/4/2025*,h	148,496
	NZCG Funding CLO, Ltd.
675,000	1.870%, 4/27/2027*,h	671,304
	Octagon Investment Partners XX CLO, Ltd.
210,000	1.754%, 8/12/2026*,h	208,357
	OHA Loan Funding, Ltd.
650,000	1.817%, 10/20/2026*,h	644,535
	Residential Asset Securitization Trust
976,769	0.577%, 8/25/2037[h]	299,329
	Shackleton VII CLO, Ltd.
675,000	1.861%, 4/15/2027*,h	672,853
	Symphony CLO VIII, Ltd.
205,458	1.419%, 1/9/2023*,h	204,766
	Symphony CLO XV, Ltd.
650,000	1.765%, 10/17/2026*,h	642,619
	Voya CLO 3, Ltd.
210,000	1.740%, 7/25/2026*,h	208,215
	WaMu Mortgage Pass Through Certificates
118,240	2.399%, 9/25/2036	106,501
444,028	2.429%, 10/25/2036	396,478

	Total	19,209,737

Commercial Mortgage-Backed Securities (0.8%)
	Commercial Mortgage Pass-Through Certificates
300,000	1.244%, 6/8/2030[g,h]	299,436

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Commercial Mortgage-Backed Securities (0.8%) - continued
	Credit Suisse First Boston Mortgage Securities
$2,400,000	5.542%, 1/15/2049	$2,476,374
	Credit Suisse Mortgage Capital Certificates
1,500,000	5.509%, 9/15/2039	1,541,631
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
42,590	0.727%, 12/25/2016	42,629
	Federal National Mortgage Association
182,804	1.272%, 1/25/2017	183,502
	Greenwich Capital Commercial Funding Corporation
1,600,000	5.867%, 12/10/2049	1,680,275
	GS Mortgage Securities Trust
1,200,000	3.666%, 9/10/2047	1,249,979
925,000	3.506%, 10/10/2048	942,893
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
400,000	1.146%, 12/15/2028[g,h]	399,942
1,200,000	5.695%, 2/12/2049	1,259,206
	JPMBB Commercial Mortgage Securities Trust
600,000	3.231%, 1/15/2048	605,074
925,000	3.598%, 11/15/2048	949,930
	Morgan Stanley Bank of America Merrill Lynch Trust
925,000	3.635%, 10/15/2028	953,463
	Morgan Stanley Capital, Inc.
750,000	5.406%, 3/15/2044	774,325
	SCG Trust
200,000	1.596%, 11/15/2026[g,h]	199,015
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057	514,558

	Total	14,072,232

Communications Services (0.8%)
	21st Century Fox America, Inc.
280,000	6.900%, 3/1/2019	320,779
	AMC Networks, Inc.
270,000	4.750%, 12/15/2022	271,012
	America Movil SAB de CV
252,000	5.000%, 10/16/2019	275,386
	American Tower Corporation
25,000	2.800%, 6/1/2020	24,884
280,000	3.450%, 9/15/2021	282,393
	AT&T, Inc.
90,000	1.257%, 6/30/2020[h]	89,231
286,000	3.875%, 8/15/2021	298,096
230,000	3.000%, 6/30/2022	225,602
285,000	5.550%, 8/15/2041	290,016
152,000	4.750%, 5/15/2046	139,560
	British Sky Broadcasting Group plc
255,000	2.625%, 9/16/2019[g]	256,477
	CBS Corporation
217,000	4.000%, 1/15/2026	216,434
	CCO Holdings, LLC
270,000	7.375%, 6/1/2020	280,125
	CCO Safari II, LLC
234,000	6.834%, 10/23/2055[g]	237,109
156,000	3.579%, 7/23/2020[g]	156,585
156,000	4.908%, 7/23/2025[g]	158,571
	CenturyLink, Inc.
200,000	6.450%, 6/15/2021	201,500
	Clear Channel Worldwide Holdings, Inc.
215,000	6.500%, 11/15/2022	224,137
	Columbus International, Inc.
325,000	7.375%, 3/30/2021[g]	338,000
	Comcast Corporation
380,000	4.400%, 8/15/2035	385,239
145,000	4.650%, 7/15/2042	150,035
198,000	4.750%, 3/1/2044	208,557
	Cox Communications, Inc.
140,000	9.375%, 1/15/2019[g]	165,500
300,000	3.850%, 2/1/2025[g]	278,078
	Crown Castle International Corporation
280,000	5.250%, 1/15/2023	301,350
	Crown Castle Towers, LLC
135,000	4.174%, 8/15/2017[g]	138,088
	Digicel, Ltd.
325,000	6.000%, 4/15/2021[g]	292,500
	DIRECTV Holdings, LLC
164,000	5.875%, 10/1/2019	184,657
457,000	6.350%, 3/15/2040	497,185
325,000	5.150%, 3/15/2042	309,222
	Frontier Communications Corporation
205,000	8.875%, 9/15/2020[g]	212,815
	Hughes Satellite Systems Corporation
243,000	6.500%, 6/15/2019	267,482
	Intelsat Jackson Holdings SA
270,000	7.250%, 4/1/2019	253,125
	Level 3 Communications, Inc.
140,000	5.375%, 1/15/2024[c,g]	141,750
	Level 3 Financing, Inc.
270,000	8.625%, 7/15/2020	285,187
	McGraw Hill Financial, Inc.
164,000	3.300%, 8/14/2020[g]	166,891
180,000	4.000%, 6/15/2025[g]	178,807
	Numericable-SFR
325,000	6.000%, 5/15/2022[g]	325,813
	SES Global Americas Holdings GP
175,000	2.500%, 3/25/2019[g]	173,769
	Sprint Corporation
305,000	7.625%, 2/15/2025	270,688
	Telefonica Emisiones SAU
252,000	3.192%, 4/27/2018	258,464
	Time Warner Entertainment Company, LP
379,000	8.375%, 3/15/2023	470,372
	Time Warner, Inc.
304,000	3.600%, 7/15/2025	301,304
215,000	6.250%, 3/29/2041	245,355
	T-Mobile USA, Inc.
325,000	6.125%, 1/15/2022	330,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Communications Services (0.8%) - continued
	Unitymedia Hessen GmbH & Company KG
$160,000	5.500%, 1/15/2023[g]	$164,448
	Univision Communications, Inc.
215,000	5.125%, 5/15/2023[g]	212,850
	UPCB Finance V, Ltd.
243,000	7.250%, 11/15/2021[g]	258,795
	Verizon Communications, Inc.
550,000	4.672%, 3/15/2055	483,316
165,000	1.104%, 6/17/2019[h]	164,339
390,000	3.000%, 11/1/2021	392,938
684,000	5.150%, 9/15/2023	762,391
144,000	5.050%, 3/15/2034	145,209
242,000	4.272%, 1/15/2036	221,811
72,000	6.550%, 9/15/2043	86,186
318,000	4.522%, 9/15/2048	285,667

	Total	14,256,768

Consumer Cyclical (0.4%)
	Automatic Data Processing, Inc.
110,000	3.375%, 9/15/2025	112,760
	Cinemark USA, Inc.
270,000	4.875%, 6/1/2023	266,287
	CVS Health Corporation
60,000	2.250%, 8/12/2019	60,474
390,000	4.875%, 7/20/2035	410,539
144,000	6.125%, 9/15/2039	172,663
	Ford Motor Company
146,000	7.450%, 7/16/2031	187,396
	Ford Motor Credit Company, LLC
340,000	5.000%, 5/15/2018	361,090
320,000	2.551%, 10/5/2018	320,710
300,000	2.597%, 11/4/2019	297,422
	General Motors Company
280,000	6.250%, 10/2/2043	309,175
	General Motors Financial Company, Inc.
270,000	3.250%, 5/15/2018	273,282
210,000	4.000%, 1/15/2025	205,899
360,000	4.300%, 7/13/2025	366,366
	Hilton Worldwide Finance, LLC
325,000	5.625%, 10/15/2021	340,168
	Home Depot, Inc.
152,000	2.625%, 6/1/2022	152,954
	Hyundai Capital America
75,000	2.000%, 3/19/2018[g]	74,468
228,000	2.400%, 10/30/2018[g]	228,050
228,000	3.000%, 10/30/2020[g]	227,680
	Jaguar Land Rover Automotive plc
270,000	5.625%, 2/1/2023[g]	278,100
	KB Home
138,000	4.750%, 5/15/2019	135,709
	L Brands, Inc.
270,000	5.625%, 2/15/2022	292,950
	Lennar Corporation
270,000	4.125%, 12/1/2018	276,075
320,000	4.875%, 12/15/2023[c]	318,400
	Macy’s Retail Holdings, Inc.
82,000	4.375%, 9/1/2023	84,013
	MGM Resorts International
325,000	6.000%, 3/15/2023	329,875
	Royal Caribbean Cruises, Ltd.
325,000	5.250%, 11/15/2022	346,125
	Six Flags Entertainment Corporation
215,000	5.250%, 1/15/2021[g]	223,062
	Toll Brothers Finance Corporation
128,000	8.910%, 10/15/2017	144,000
132,000	4.000%, 12/31/2018	137,280
	West Corporation
325,000	5.375%, 7/15/2022[g]	309,562

	Total	7,242,534

Consumer Non-Cyclical (0.7%)
	AbbVie, Inc.
260,000	2.500%, 5/14/2020	257,077
190,000	3.600%, 5/14/2025	186,775
	Actavis Funding SCS
215,000	4.550%, 3/15/2035	204,913
280,000	4.850%, 6/15/2044	269,142
	Altria Group, Inc.
470,000	2.850%, 8/9/2022	464,597
	Amgen, Inc.
85,000	2.125%, 5/1/2020	84,247
300,000	2.700%, 5/1/2022	294,374
	B&G Foods, Inc.
230,000	4.625%, 6/1/2021	229,138
	BAT International Finance plc
120,000	0.847%, 6/15/2018[g,h]	119,900
	Becton, Dickinson and Company
210,000	6.375%, 8/1/2019	238,457
	Biogen, Inc.
240,000	3.625%, 9/15/2022	244,014
	Boston Scientific Corporation
110,000	6.000%, 1/15/2020	123,206
285,000	4.125%, 10/1/2023	289,767
	Bunge Limited Finance Corporation
216,000	8.500%, 6/15/2019	255,444
	Cardinal Health, Inc.
65,000	1.950%, 6/15/2018	65,306
114,000	4.900%, 9/15/2045	116,340
	Celgene Corporation
240,000	2.875%, 8/15/2020	241,523
65,000	3.550%, 8/15/2022	66,049
240,000	5.000%, 8/15/2045	240,848
	CHS/Community Health Systems, Inc.
270,000	7.125%, 7/15/2020	276,750
	Church & Dwight Company, Inc.
80,000	2.450%, 12/15/2019	80,271
	Cigna Corporation
215,000	5.375%, 2/15/2042	237,148
	Cott Beverages, Inc.
325,000	5.375%, 7/1/2022	323,375
	EMD Finance, LLC
130,000	0.684%, 3/17/2017[g,h]	129,478
344,000	2.950%, 3/19/2022[g]	338,335
	Forest Laboratories, Inc.
290,000	4.375%, 2/1/2019[g]	305,099
	Fresenius Medical Care US Finance II, Inc.
270,000	5.875%, 1/31/2022[g]	294,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Consumer Non-Cyclical (0.7%) - continued
	Gilead Sciences, Inc.
$65,000	2.550%, 9/1/2020	$65,618
	Grifols Worldwide Operations, Ltd.
200,000	5.250%, 4/1/2022	207,000
	H. J. Heinz Company
275,000	3.500%, 7/15/2022[g]	280,262
	HCA, Inc.
325,000	3.750%, 3/15/2019	330,688
	Imperial Tobacco Finance plc
365,000	2.950%, 7/21/2020[g]	366,747
	JBS USA, LLC
325,000	5.750%, 6/15/2025[g]	314,438
	JM Smucker Company
390,000	4.375%, 3/15/2045	380,264
	Kraft Foods Group, Inc.
280,000	5.000%, 6/4/2042	288,205
	Laboratory Corporation of America Holdings
90,000	2.625%, 2/1/2020	89,825
280,000	4.700%, 2/1/2045	257,373
	McKesson Corporation
145,000	3.796%, 3/15/2024	148,204
175,000	4.883%, 3/15/2044	177,483
	Mead Johnson Nutrition Company
152,000	3.000%, 11/15/2020	152,615
	Medco Health Solutions, Inc.
127,000	7.125%, 3/15/2018	141,848
	Medtronic plc
300,000	4.375%, 3/15/2035	310,684
	Merck & Company, Inc.
100,000	0.686%, 2/10/2020[h]	99,308
70,000	3.700%, 2/10/2045	64,095
	Mondelez International, Inc.
118,000	0.820%, 2/1/2019[h]	115,430
	Ortho-Clinical Diagnostics, Inc.
215,000	6.625%, 5/15/2022[g]	186,244
	Pfizer, Inc.
225,000	5.800%, 8/12/2023	262,229
	Reynolds American, Inc.
166,000	2.300%, 8/21/2017[g,j]	168,279
406,000	5.700%, 8/15/2035	444,134
	Roche Holdings, Inc.
300,000	4.000%, 11/28/2044[g]	304,115
	SABMiller Holdings, Inc.
152,000	3.750%, 1/15/2022[g]	155,446
152,000	4.950%, 1/15/2042[g]	153,750
	Safeway, Inc.
13,000	3.400%, 12/1/2016	12,935
	Spectrum Brands Escrow Corporation
140,000	6.375%, 11/15/2020	149,450
	Spectrum Brands, Inc.
140,000	5.750%, 7/15/2025[g]	149,275
	Tenet Healthcare Corporation
325,000	8.125%, 4/1/2022	343,688
	TreeHouse Foods, Inc.
215,000	4.875%, 3/15/2022	208,013
	UnitedHealth Group, Inc.
410,000	4.625%, 7/15/2035	435,086
	WM Wrigley Jr. Company
180,000	2.000%, 10/20/2017[g]	181,795

	Total	12,920,399

Energy (0.5%)
	Boardwalk Pipelines, Ltd.
243,000	5.875%, 11/15/2016	250,313
	BP Capital Markets plc
140,000	3.062%, 3/17/2022	140,649
310,000	3.535%, 11/4/2024	314,480
	Buckeye Partners, LP
266,000	2.650%, 11/15/2018	257,422
	Cameron International Corporation
350,000	4.000%, 12/15/2023	358,759
	Canadian Natural Resources, Ltd.
260,000	3.450%, 11/15/2021	252,807
210,000	6.250%, 3/15/2038	219,785
	CNOOC Nexen Finance
216,000	1.625%, 4/30/2017	215,537
	CNPC General Capital, Ltd.
140,000	2.750%, 4/19/2017[g]	141,945
	Columbia Pipeline Group, Inc.
100,000	2.450%, 6/1/2018[g]	100,143
	Concho Resources, Inc.
269,675	5.500%, 10/1/2022	270,686
	Crestwood Midstream Partners, LP
150,000	6.125%, 3/1/2022	129,000
	El Paso, LLC
195,000	7.800%, 8/1/2031	197,567
	Enbridge Energy Partners, LP
195,000	4.375%, 10/15/2020	197,517
	Enbridge, Inc.
115,000	0.779%, 6/2/2017[h]	112,940
	Energy Transfer Partners, LP
250,000	4.650%, 6/1/2021	248,082
215,000	4.900%, 3/15/2035	174,507
	Enterprise Products Operating, LLC
330,000	5.250%, 1/31/2020	361,119
198,000	5.100%, 2/15/2045	186,193
	EQT Corporation
165,000	5.150%, 3/1/2018	173,212
160,000	8.125%, 6/1/2019	185,408
	Hess Corporation
256,000	8.125%, 2/15/2019	297,341
	Kinder Morgan, Inc.
192,000	5.300%, 12/1/2034	161,674
	Linn Energy, LLC
269,675	6.250%, 11/1/2019	63,374
	Magellan Midstream Partners, LP
75,000	4.200%, 3/15/2045	62,076
	Marathon Oil Corporation
380,000	2.700%, 6/1/2020	368,879
	Marathon Petroleum Corporation
140,000	4.750%, 9/15/2044	126,968
	MarkWest Energy Partners, LP
315,000	4.875%, 12/1/2024	297,281
	MEG Energy Corporation
270,000	6.500%, 3/15/2021[g]	236,925
	Noble Energy, Inc.
415,000	5.625%, 5/1/2021	420,806

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Energy (0.5%) - continued
	Petroleos Mexicanos
$140,000	3.500%, 1/30/2023	$129,990
114,000	2.378%, 4/15/2025	115,492
	Regency Energy Partners, LP
325,000	5.000%, 10/1/2022	315,850
	Sabine Pass Liquefaction, LLC
325,000	5.625%, 3/1/2025[g]	311,594
	Shell International Finance BV
90,000	0.762%, 5/11/2020[h]	89,007
	Southwestern Energy Company
175,000	7.500%, 2/1/2018	185,903
	Suncor Energy, Inc.
210,000	3.600%, 12/1/2024	209,057
	Valero Energy Corporation
210,000	4.900%, 3/15/2045	194,029

	Total	8,074,317

Financials (2.0%)
	Abbey National Treasury Services plc
144,000	3.050%, 8/23/2018	148,743
	ABN AMRO Bank NV
300,000	4.750%, 7/28/2025[g]	302,084
	ACE INA Holdings, Inc.
304,000	2.300%, 11/3/2020[c]	304,182
225,000	4.350%, 11/3/2045[c]	227,770
	AerCap Ireland Capital, Ltd.
215,000	5.000%, 10/1/2021	224,675
	Air Lease Corporation
175,000	2.125%, 1/15/2018	172,900
50,000	2.625%, 9/4/2018	49,799
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	212,730
	American Express Credit Corporation
165,000	0.890%, 3/18/2019[h]	163,292
	American International Group, Inc.
80,000	2.300%, 7/16/2019	80,430
280,000	3.875%, 1/15/2035	262,339
310,000	4.800%, 7/10/2045	319,774
	Aviation Capital Group Corporation
144,000	3.875%, 9/27/2016[g]	145,800
	Banco Bilbao Vizcaya Argentaria SA
200,000	9.000%, 5/29/2049[l]	215,510
	Banco Santander Chile
200,000	1.221%, 4/11/2017[g,h]	197,142
	Bank of America Corporation
205,000	1.389%, 3/22/2018[h]	206,238
140,000	1.196%, 4/1/2019[h]	139,652
265,000	2.625%, 10/19/2020	263,965
285,000	3.300%, 1/11/2023	284,175
144,000	4.000%, 4/1/2024	147,946
210,000	4.000%, 1/22/2025	207,040
500,000	3.875%, 8/1/2025	508,705
154,000	5.875%, 2/7/2042	181,434
380,000	8.000%, 12/29/2049[l]	396,188
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
80,000	2.850%, 9/8/2021[g]	79,943
	Barclays Bank plc
220,000	10.179%, 6/12/2021[g]	288,889
	Barclays plc
210,000	2.750%, 11/8/2019	210,515
315,000	3.650%, 3/16/2025	304,644
	BB&T Corporation
85,000	1.036%, 1/15/2020[h]	84,281
	BBVA Banco Continental SA
266,000	2.250%, 7/29/2016[g]	267,729
	BioMed Realty, LP
216,000	2.625%, 5/1/2019	208,664
	BPCE SA
210,000	5.700%, 10/22/2023[g]	224,825
325,000	4.500%, 3/15/2025[g]	320,000
	Caisse Centrale Desjardins du Quebec
115,000	0.989%, 1/29/2018[g,h]	114,764
	Capital One Financial Corporation
288,000	6.150%, 9/1/2016	299,494
180,000	2.450%, 4/24/2019	180,166
	CIT Group, Inc.
215,000	5.000%, 8/15/2022	226,556
	Citigroup, Inc.
184,000	6.000%, 8/15/2017	197,960
115,000	1.088%, 4/8/2019[h]	114,095
272,000	8.500%, 5/22/2019	328,385
245,000	2.650%, 10/26/2020	244,525
188,000	4.050%, 7/30/2022	193,074
555,000	4.400%, 6/10/2025	560,991
315,000	4.650%, 7/30/2045	319,773
	CoBank ACB
85,000	0.937%, 6/15/2022*,h	80,338
	Compass Bank
210,000	2.750%, 9/29/2019	208,315
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
182,000	3.950%, 11/9/2022	184,005
	Credit Agricole SA
140,000	1.121%, 4/15/2019[g,h]	139,005
280,000	2.750%, 6/10/2020[g]	283,549
	Credit Suisse AG
152,000	5.400%, 1/14/2020	168,726
	Credit Suisse Group Funding, Ltd.
456,000	2.750%, 3/26/2020[g]	454,240
304,000	3.750%, 3/26/2025[g]	297,214
	CyrusOne, LP
270,000	6.375%, 11/15/2022	278,775
	Digital Delta Holdings, LLC
340,000	3.400%, 10/1/2020[g]	341,716
	Discover Bank
180,000	8.700%, 11/18/2019	213,738
	Discover Financial Services
144,000	6.450%, 6/12/2017	154,237
	DnB Boligkreditt AS
288,000	1.450%, 3/21/2018[g]	287,455
	Duke Realty, LP
70,000	3.875%, 2/15/2021	72,051
210,000	4.375%, 6/15/2022	217,212
	ERP Operating, LP
75,000	3.375%, 6/1/2025	74,604
	European Investment Bank
215,000	1.875%, 3/15/2019	218,634
	Fifth Third Bancorp
228,000	5.450%, 1/15/2017	237,647
164,000	2.875%, 7/27/2020	165,118

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Financials (2.0%) - continued
$80,000	2.875%, 10/1/2021	$79,906
	GE Capital International Funding Company
523,000	0.964%, 4/15/2016[g]	522,897
275,000	4.418%, 11/15/2035[g]	285,392
	General Electric Capital Corporation
81,000	6.750%, 3/15/2032	106,226
	Genworth Financial, Inc.
194,000	7.700%, 6/15/2020	190,605
	Goldman Sachs Group, Inc.
150,000	1.522%, 4/30/2018[h]	151,378
120,000	1.421%, 11/15/2018[h]	120,602
286,000	5.375%, 3/15/2020	319,445
115,000	1.476%, 4/23/2020[h]	115,129
608,000	5.250%, 7/27/2021	678,409
350,000	3.500%, 1/23/2025	346,004
750,000	4.800%, 7/8/2044	757,718
152,000	5.150%, 5/22/2045	152,575
245,000	4.750%, 10/21/2045	248,508
	Hartford Financial Services Group, Inc.
208,000	5.125%, 4/15/2022	230,179
	HBOS plc
210,000	6.750%, 5/21/2018[g]	231,417
	HCP, Inc.
140,000	3.400%, 2/1/2025	130,942
	HSBC Bank plc
275,000	0.961%, 5/15/2018[g,h]	274,378
	HSBC Holdings plc
139,000	5.250%, 3/14/2044	146,415
675,000	6.375%, 12/29/2049[l]	666,562
	Huntington Bancshares, Inc.
72,000	2.600%, 8/2/2018	72,775
	Hutchison Whampoa International 14, Ltd.
228,000	3.625%, 10/31/2024[g]	229,584
	Icahn Enterprises, LP
325,000	6.000%, 8/1/2020	339,219
	ING Bank NV
216,000	4.125%, 11/21/2023	221,940
	ING Capital Funding Trust III
200,000	3.927%, 12/29/2049[h,l]	199,000
	International Lease Finance Corporation
219,000	2.287%, 6/15/2016[h]	218,584
	Intesa Sanpaolo SPA
108,000	3.875%, 1/16/2018	111,477
325,000	5.250%, 1/12/2024	353,372
	J.P. Morgan Chase & Company
267,000	6.300%, 4/23/2019	303,543
90,000	2.250%, 1/23/2020	89,289
400,000	4.500%, 1/24/2022	433,244
228,000	3.200%, 1/25/2023	227,354
280,000	3.625%, 5/13/2024	283,001
140,000	3.875%, 9/10/2024	139,851
550,000	3.125%, 1/23/2025	534,322
369,000	7.900%, 4/29/2049[l]	383,391
	KeyCorp
350,000	2.900%, 9/15/2020	352,500
	Liberty Mutual Group, Inc.
83,000	4.950%, 5/1/2022[g]	89,451
72,000	6.500%, 5/1/2042[g]	86,041
	Liberty Property, LP
210,000	3.750%, 4/1/2025	203,030
	Lloyds Bank plc
130,000	0.856%, 3/16/2018[h]	129,576
	Merrill Lynch & Company, Inc.
490,000	6.050%, 5/16/2016	502,817
203,000	6.400%, 8/28/2017	219,905
	MetLife, Inc.
290,000	4.050%, 3/1/2045	274,508
	Mizuho Bank, Ltd.
216,000	1.850%, 3/21/2018[g]	215,468
	Morgan Stanley
420,000	6.625%, 4/1/2018	466,563
100,000	1.600%, 4/25/2018[h]	101,331
115,000	1.463%, 1/27/2020[h]	115,499
180,000	4.875%, 11/1/2022	194,102
252,000	4.100%, 5/22/2023	256,059
150,000	4.000%, 7/23/2025	154,252
450,000	4.350%, 9/8/2026	456,498
175,000	4.300%, 1/27/2045	167,721
380,000	5.550%, 12/29/2049[l]	379,525
	MPT Operating Partnership, LP
215,000	5.500%, 5/1/2024	219,300
	National City Corporation
236,000	6.875%, 5/15/2019	270,696
	Prologis, LP
270,000	7.375%, 10/30/2019	316,968
	Prudential Financial, Inc.
80,000	2.350%, 8/15/2019	80,684
	Quicken Loans, Inc.
210,000	5.750%, 5/1/2025[g]	208,425
	Realty Income Corporation
81,000	2.000%, 1/31/2018	81,378
	Regions Bank
250,000	7.500%, 5/15/2018	281,443
	Regions Financial Corporation
250,000	2.250%, 9/14/2018	250,894
	Reinsurance Group of America, Inc.
120,000	5.625%, 3/15/2017	126,021
209,000	5.000%, 6/1/2021	226,970
	Reliance Standard Life Global Funding II
110,000	2.500%, 4/24/2019[g]	110,358
	Royal Bank of Scotland Group plc
140,000	1.267%, 3/31/2017[h]	139,939
350,000	7.500%, 12/29/2049[l]	362,250
	Santander Holdings USA, Inc.
228,000	2.650%, 4/17/2020	225,478
	Santander UK Group Holdings plc
266,000	2.875%, 10/16/2020	265,859
275,000	4.750%, 9/15/2025[g]	274,769
	Simon Property Group, LP
128,000	10.350%, 4/1/2019	159,501
85,000	2.500%, 9/1/2020	85,622
320,000	2.750%, 2/1/2023	313,113
	Skandinaviska Enskilda Banken AB
175,000	2.375%, 3/25/2019[g]	177,642
	State Street Corporation
129,000	1.225%, 8/18/2020[h]	129,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Financials (2.0%) - continued
	Sumitomo Mitsui Banking Corporation
$140,000	0.897%, 1/16/2018[h]	$139,350
	Svenska Handelsbanken AB
180,000	0.824%, 6/17/2019[h]	178,447
	Swiss RE Capital I, LP
170,000	6.854%, 5/29/2049[g,l]	172,422
	Synchrony Financial
85,000	3.000%, 8/15/2019	85,863
75,000	1.530%, 2/3/2020[h]	74,083
405,000	3.750%, 8/15/2021	408,448
	UBS AG/Stamford, Connecticut
162,000	5.875%, 12/20/2017	175,597
	UBS Group Funding Jersey, Ltd.
380,000	2.950%, 9/24/2020[g]	380,193
228,000	4.125%, 9/24/2025[g]	229,007
	UnitedHealth Group, Inc.
55,000	3.350%, 7/15/2022	56,990
	USB Realty Corporation
80,000	1.468%, 12/29/2049[g,h,l]	72,500
	Voya Financial, Inc.
280,000	2.900%, 2/15/2018	285,758
	Wells Fargo & Company
115,000	1.002%, 1/30/2020[h]	114,857
776,000	3.450%, 2/13/2023	778,255
285,000	3.000%, 2/19/2025	275,540
	Welltower, Inc.
80,000	2.250%, 3/15/2018	80,256
152,000	3.750%, 3/15/2023	149,896
160,000	4.000%, 6/1/2025	158,433

	Total	36,590,649

Foreign Government (<0.1%)
	Eksportfinans ASA
154,000	5.500%, 5/25/2016	156,981
	Export-Import Bank of Korea
115,000	2.250%, 1/21/2020	114,490
	Kommunalbanken AS
190,000	1.500%, 10/22/2019[g]	189,619

	Total	461,090

Mortgage-Backed Securities (8.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
6,000,000	3.000%, 12/1/2029[c]	6,222,498
9,487,500	3.000%, 11/1/2030[c]	9,859,337
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
961,479	1.967%, 6/1/2043[h]	989,776
8,787,500	4.000%, 12/1/2045[c]	9,317,840
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,050,000	3.500%, 11/1/2030[c]	5,331,695
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
713,631	2.049%, 3/1/2043[h]	734,058
708,788	1.729%, 7/1/2043[h]	725,247
1,532,489	2.014%, 7/1/2043[h]	1,582,057
1,467,201	2.061%, 8/1/2043[h]	1,516,393
4,725,000	3.500%, 11/1/2045[c]	4,917,248
24,737,500	4.000%, 11/1/2045[c]	26,331,906
56,475,000	3.500%, 12/1/2045[c]	58,642,669
8,212,500	4.000%, 12/1/2045[c]	8,726,102
13,354,000	4.500%, 12/1/2045[c]	14,453,827

	Total	149,350,653

Technology (0.4%)
	Amphenol Corporation
90,000	2.550%, 1/30/2019	91,989
	Apple, Inc.
90,000	0.614%, 5/6/2020[h]	89,521
532,000	3.200%, 5/13/2025	540,519
532,000	3.450%, 2/9/2045	458,921
	Baidu, Inc.
200,000	2.750%, 6/9/2019	198,994
	Cisco Systems, Inc.
120,000	0.824%, 3/1/2019[h]	120,000
	CommScope Technologies Finance, LLC
225,000	6.000%, 6/15/2025[g]	228,375
	Denali Borrower, LLC
325,000	5.625%, 10/15/2020[g]	345,719
	Equinix, Inc.
215,000	5.750%, 1/1/2025	224,137
	Fidelity National Information Services, Inc.
190,000	2.850%, 10/15/2018	192,010
225,000	3.625%, 10/15/2020	229,000
	First Data Corporation
215,000	5.375%, 8/15/2023[g,j]	218,762
	Freescale Semiconductor, Inc.
325,000	6.000%, 1/15/2022[g]	346,125
	Hewlett Packard Enterprise Company
344,000	2.450%, 10/5/2017[g]	345,005
172,000	2.850%, 10/5/2018[g]	172,362
172,000	4.400%, 10/15/2022[g]	173,429
	IMS Health, Inc.
363,000	6.000%, 11/1/2020[g]	375,705
	Intel Corporation
45,000	3.100%, 7/29/2022	46,305
205,000	3.700%, 7/29/2025	212,886
	Iron Mountain, Inc.
270,000	6.000%, 8/15/2023	283,162
	Microsoft Corporation
475,000	4.750%, 11/3/2055	476,758
475,000	4.200%, 11/3/2035	477,529
	Oracle Corporation
85,000	2.500%, 5/15/2022	83,944
380,000	2.950%, 5/15/2025	371,713
	Plantronics, Inc.
325,000	5.500%, 5/31/2023[g]	330,687
	Qualcomm, Inc.
230,000	3.000%, 5/20/2022	227,120
	Seagate HDD Cayman
304,000	4.875%, 6/1/2027[g]	264,246

	Total	7,124,923

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Transportation (0.2%)
	Air Canada Pass Through Trust
$80,000	3.875%, 3/15/2023[g]	$78,100
	American Airlines Pass Through Trust
355,000	3.375%, 5/1/2027	346,302
	Avis Budget Car Rental, LLC
325,000	5.125%, 6/1/2022[g]	331,740
	Burlington Northern Santa Fe, LLC
285,000	5.050%, 3/1/2041	298,887
	Canadian Pacific Railway Company
90,000	7.125%, 10/15/2031	113,596
195,000	4.800%, 8/1/2045	200,695
	Continental Airlines, Inc.
166,621	4.150%, 4/11/2024	169,954
	CSX Corporation
126,000	3.700%, 11/1/2023	130,909
	Delta Air Lines, Inc.
200,000	6.750%, 5/23/2017	200,500
81,984	4.950%, 5/23/2019	85,878
35,764	4.750%, 5/7/2020	37,731
	ERAC USA Finance, LLC
84,000	2.800%, 11/1/2018[g]	85,612
210,000	4.500%, 2/15/2045[g]	195,242
	FedEx Corporation
350,000	3.900%, 2/1/2035	320,595
	J.B. Hunt Transport Services, Inc.
75,000	3.300%, 8/15/2022	75,024
	Southwest Airlines Company
226,000	2.750%, 11/6/2019	228,963
	Union Pacific Corporation
280,000	3.875%, 2/1/2055	246,445
	Virgin Australia Holdings, Ltd.
55,110	5.000%, 10/23/2023[g]	57,039

	Total	3,203,212

U.S. Government and Agencies (6.3%)
	U.S. Treasury Bonds
550,000	5.250%, 11/15/2028	727,683
1,175,000	4.375%, 5/15/2040	1,497,789
10,630,000	3.000%, 5/15/2042	10,840,389
1,750,000	2.875%, 8/15/2045	1,729,133
	U.S. Treasury Notes
9,675,000	0.625%, 10/15/2016	9,690,751
7,770,000	0.875%, 11/15/2017	7,782,137
1,750,000	0.875%, 10/15/2018	1,741,866
18,760,000	1.500%, 10/31/2019[m]	18,858,190
5,553,000	1.875%, 6/30/2020	5,647,717
1,000,000	2.125%, 9/30/2021	1,021,120
19,000,000	2.125%, 6/30/2022	19,317,167
1,865,000	1.625%, 8/15/2022	1,835,326
5,400,000	2.250%, 11/15/2024	5,457,937
12,900,000	3.625%, 2/15/2044	14,725,647
	U.S. Treasury Notes, TIPS
6,082,900	0.125%, 4/15/2018	6,088,441
7,124,319	0.125%, 1/15/2023	6,883,966

	Total	113,845,259

Utilities (0.4%)
	AES Corporation
270,000	7.375%, 7/1/2021	287,550
	American Electric Power Company, Inc.
304,000	2.950%, 12/15/2022	295,166
	Arizona Public Service Company
100,000	2.200%, 1/15/2020	99,511
	Berkshire Hathaway Energy Company
105,000	2.400%, 2/1/2020	103,973
	Calpine Corporation
325,000	5.375%, 1/15/2023	310,781
	Commonwealth Edison Company
290,000	3.700%, 3/1/2045	265,818
	Consolidated Edison Company of New York, Inc.
180,000	4.450%, 3/15/2044	184,989
	DCP Midstream Operating, LP
152,000	3.875%, 3/15/2023	128,723
	DCP Midstream, LLC
245,000	4.750%, 9/30/2021[g]	216,822
	DTE Electric Company
215,000	3.700%, 3/15/2045	201,115
	DTE Energy Company
40,000	2.400%, 12/1/2019	40,030
	Duke Energy Carolinas, LLC
140,000	3.750%, 6/1/2045	132,415
	Duke Energy Corporation
216,000	2.100%, 6/15/2018	218,629
	Dynegy, Inc.
200,000	6.750%, 11/1/2019	199,500
	EDP Finance BV
210,000	4.125%, 1/15/2020[g]	211,513
	Enel Finance International NV
108,000	6.250%, 9/15/2017[g]	116,681
	Energy Transfer Equity, LP
325,000	5.500%, 6/1/2027	289,301
	Eversource Energy
85,000	1.600%, 1/15/2018	84,646
	Exelon Generation Company, LLC
247,000	5.200%, 10/1/2019	267,807
75,000	2.950%, 1/15/2020	75,291
	ITC Holdings Corporation
84,000	4.050%, 7/1/2023	86,868
215,000	5.300%, 7/1/2043	223,211
	MidAmerican Energy Holdings Company
160,000	6.500%, 9/15/2037	199,945
	Monongahela Power Company
210,000	5.400%, 12/15/2043[g]	234,625
	National Rural Utilities Cooperative Finance Corporation
300,000	2.300%, 11/1/2020	299,212
	NiSource Finance Corporation
210,000	5.650%, 2/1/2045	242,649
	Northern States Power Company
315,000	4.125%, 5/15/2044	317,025
	NRG Energy, Inc.
270,000	6.625%, 3/15/2023	251,100
	Oncor Electric Delivery Company, LLC
210,000	3.750%, 4/1/2045	185,177
	Pacific Gas & Electric Company
315,000	5.625%, 11/30/2017	339,982

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (22.8%)	Value
Utilities (0.4%) - continued
	PG&E Corporation
$110,000	2.400%, 3/1/2019	$110,624
	PPL Capital Funding, Inc.
105,000	3.500%, 12/1/2022	106,093
215,000	5.000%, 3/15/2044	227,895
	Sempra Energy
350,000	6.150%, 6/15/2018	385,586
95,000	2.400%, 3/15/2020	94,428
	Southern California Edison Company
55,000	2.400%, 2/1/2022	54,023
	Southwestern Electric Power Company
150,000	3.900%, 4/1/2045	132,723
	TransAlta Corporation
245,000	1.900%, 6/3/2017	241,983
	Williams Companies, Inc.
140,000	7.875%, 9/1/2021	141,630
	Xcel Energy, Inc.
85,000	1.200%, 6/1/2017	84,724

	Total	7,689,764

	Total Long-Term Fixed Income (cost $411,419,537)	413,811,437

Shares	Collateral Held for Securities Loaned (<0.1%)	Value
675,685	Thrivent Cash Management Trust	675,685

	Total Collateral Held for Securities Loaned (cost $675,685)	675,685

Shares or Principal Amount	Short-Term Investments (9.8%)[n]	Value
	Federal Farm Credit Discount Notes
11,000,000	0.050%, 11/27/2015	10,999,603
	Federal Home Loan Bank Discount Notes
1,000,000	0.090%, 11/10/2015	999,978
6,000,000	0.090%, 11/12/2015	5,999,835
15,000,000	0.100%, 11/17/2015[e]	14,999,333
13,000,000	0.025%, 11/18/2015	12,999,330
5,000,000	0.110%, 11/27/2015	4,999,603
10,000,000	0.060%, 12/2/2015	9,999,483
5,000,000	0.065%, 12/4/2015	4,999,702
10,000,000	0.065%, 12/7/2015	9,999,350
10,000,000	0.015%, 12/9/2015	9,999,324
5,000,000	0.068%, 12/11/2015	4,999,625
5,900,000	0.075%, 12/16/2015[e]	5,899,447
3,100,000	0.130%, 12/18/2015	3,099,474
7,000,000	0.075%, 12/28/2015	6,999,169
15,000,000	0.100%, 1/4/2016	14,997,333
8,500,000	0.100%, 1/5/2016	8,498,465
9,400,000	0.110%, 1/8/2016	9,398,047
2,000,000	0.100%, 1/12/2016	1,999,600
6,000,000	0.112%, 1/13/2016	5,998,641
9,000,000	0.121%, 1/20/2016	8,997,700
	Federal Home Loan Mortgage Corporation Discount Notes
4,000,000	0.105%, 1/6/2016[e]	3,999,230
3,800,000	0.120%, 1/21/2016	3,798,974
	Federal National Mortgage Association Discount Notes
1,000,000	0.165%, 11/12/2015[o]	999,950
2,000,000	0.080%, 12/22/2015[e]	1,999,773
5,200,000	0.070%, 1/8/2016[o]	5,199,312
953,000	0.090%, 1/20/2016[e]	952,809
	Thrivent Cash Management Trust
3,000,000	0.110%	3,000,000
	U.S. Treasury Bills
200,000	0.030%, 12/3/2015	199,995

	Total Short-Term Investments (at amortized cost)	177,033,085

	Total Investments (cost $1,753,927,321) 106.5%	$1,932,290,421

	Other Assets and Liabilities, Net (6.5%)	(117,569,155)

	Total Net Assets 100.0%	$1,814,721,266

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $26,487,511 or 1.5% of total net assets.

h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
j	All or a portion of the security is on loan.
k

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
m	Denotes investments pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	At October 31, 2015, $219,980 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderate Allocation Fund as of October 31, 2015 was $12,410,647 or 0.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$209,895
Apidos CLO XVIII, 7/22/2026	6/25/2014	214,462
Ares CLO, Ltd., 10/12/2023	5/15/2015	525,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	209,895
Bayview Opportunity Master Fund Trust, 2/28/2035	9/1/2015	1,051,336
Betony CLO, Ltd., 4/15/2027	2/25/2015	190,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	210,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	209,788
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	215,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	200,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	210,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	200,000
CoBank ACB, 6/15/2022	10/18/2013	81,848
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	210,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	53,572
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	650,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	199,800
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	598,500
Limerock CLO III, LLC, 10/20/2026	10/16/2014	650,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	229,724
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	725,000
Magnetite XII, Ltd., 4/15/2027	2/6/2015	650,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	673,252
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	150,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	675,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	210,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	648,375
OZLM VIII, Ltd., 10/17/2026	8/7/2014	208,803
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	490,000
Shackleton VII CLO, Ltd., 4/15/2027	3/27/2015	675,000
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	205,458
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	645,125
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	209,685

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (4.2%)[a]	Value
Basic Materials (0.3%)
	Fortescue Metals Group, Ltd., Term Loan
$1,329,174	4.250%, 6/30/2019	$1,121,730
	Ineos US Finance, LLC, Term Loan
590,124	3.750%, 12/15/2020	573,896
	Tronox Pigments BV, Term Loan
283,740	4.250%, 3/19/2020	260,084
	Wausau Paper Corporation, Term Loan
320,168	6.500%, 7/30/2020	319,367

	Total	2,275,077

Capital Goods (<0.1%)
	Silver II Borrower, Term Loan
192,228	4.000%, 12/13/2019	175,568

	Total	175,568

Communications Services (1.4%)
	Birch Communication, Inc., Term Loan
388,611	7.750%, 7/17/2020	384,725
	Cengage Learning Acquisitions, Term Loan
1,101,471	7.000%, 3/31/2020	1,093,485
	Cequel Communications, LLC, Term Loan
240,178	3.500%, 2/14/2019	236,926
	Clear Channel Communications, Inc., Term Loan
158,523	7.688%, 7/30/2019	133,386
	Fairpoint Communications, Term Loan
511,875	7.500%, 2/14/2019	512,059
	Grande Communications Networks, LLC, Term Loan
298,143	4.500%, 5/29/2020	295,907
	Hargray Communications Group, Inc., Term Loan
548,030	5.250%, 6/26/2019	546,890
	iHeartCommunications, Inc., Term Loan
492,893	6.938%, 1/30/2019	412,029
	IMG Worldwide, Inc., Term Loan
200,000	8.250%, 5/6/2022	190,500
	Integra Telecom Holdings, Inc., Term Loan
92,618	9.750%, 2/21/2020	91,345
297,405	5.250%, 8/14/2020	294,152
	Intelsat Jackson Holdings SA, Term Loan
496,057	3.750%, 6/30/2019	480,114
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
455,000	4.500%, 1/7/2022	442,032
	LTS Buyer, LLC, Term Loan
524,060	4.000%, 4/13/2020	515,544
16,445	8.000%, 4/12/2021	15,979
	McGraw-Hill Global Education Holdings, LLC, Term Loan
534,042	4.750%, 3/22/2019	533,566
	NEP Broadcasting, LLC, Term Loan
31,429	10.000%, 7/22/2020	30,617
	NEP/NCP Holdco, Inc., Term Loan
765,517	4.250%, 1/22/2020	732,983
	NTelos, Inc., Term Loan
160,050	5.750%, 11/9/2019	158,850
	Syniverse Holdings, Inc., Term Loan
407,199	4.000%, 4/23/2019	368,006
	TNS, Inc., Term Loan
263,922	5.000%, 2/14/2020	261,393
	Univision Communications, Inc., Term Loan
754,315	4.000%, 3/1/2020	749,035
	Virgin Media Investment Holdings, Ltd., Term Loan
430,926	3.500%, 6/30/2023	428,310
	WideOpenWest Finance, LLC, Term Loan
672,819	4.500%, 4/1/2019	660,762
	XO Communications, LLC, Term Loan
137,900	4.250%, 3/20/2021	136,935
	Yankee Cable Acquisition, LLC, Term Loan
380,233	4.250%, 3/1/2020	378,214
	Zayo Group, LLC, Term Loan
598,799	3.750%, 5/6/2021	597,769

	Total	10,681,513

Consumer Cyclical (1.4%)
	Amaya Gaming Group, Inc., Term Loan
628,679	5.000%, 8/1/2021	613,075
	Burlington Coat Factory Warehouse Corporation, Term Loan
291,883	4.250%, 8/13/2021	291,929
	Ceridian HCM Holding, Inc., Term Loan
115,460	4.500%, 9/15/2020	106,128
	Golden Nugget, Inc., Delayed Draw
55,721	5.500%, 11/21/2019	55,756
	Golden Nugget, Inc., Term Loan
130,016	5.500%, 11/21/2019	130,098
	IMG Worldwide, Inc., Term Loan
7,062,864	5.250%, 5/6/2021	7,043,017
	J.C. Penney Corporation, Inc., Term Loan
146,625	6.000%, 5/22/2018	146,075
	Marina District Finance Company, Inc., Term Loan
386,708	6.500%, 8/15/2018	386,461
	Mohegan Tribal Gaming Authority, Term Loan
886,494	5.500%, 6/15/2018	875,856
	Rite Aid Corporation, Term Loan
160,000	5.750%, 8/21/2020	160,133
	ROC Finance, LLC, Term Loan
558,600	5.000%, 6/20/2019	525,609
	Scientific Games International, Inc., Term Loan
169,148	6.000%, 10/1/2021	165,026

	Total	10,499,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (4.2%)[a]	Value
Consumer Non-Cyclical (0.2%)
	Albertsons, Inc., Term Loan
$461,907	5.375%, 3/21/2019	$461,279
	Ortho-Clinical Diagnostics, Inc., Term Loan
74,622	4.750%, 6/30/2021	73,441
	Roundy’s Supermarkets, Inc., Term Loan
494,621	5.750%, 3/3/2021	403,734
	Supervalu, Inc., Term Loan
466,524	4.500%, 3/21/2019	465,483
	Visant Corporation, Term Loan
575,640	7.000%, 9/23/2021	573,033

	Total	1,976,970

Energy (0.2%)
	Arch Coal, Inc., Term Loan
744,176	6.250%, 5/16/2018	383,719
	Energy Solutions, LLC, Term Loan
154,746	6.750%, 5/29/2020	150,104
	Expro Holdings UK 2, Ltd., Term Loan
148,500	5.750%, 9/2/2021	122,009
	Fieldwood Energy, LLC, Term Loan
29,557	8.375%, 9/30/2020	10,704
	Houston Fuel Oil Terminal, LLC, Term Loan
292,050	4.250%, 8/19/2021	274,527
	McJunkin Red Man Corporation, Term Loan
159,586	4.750%, 11/8/2019	155,197
	Offshore Group Investment, Ltd., Term Loan
419,250	5.750%, 3/28/2019	118,438
	Pacific Drilling SA, Term Loan
200,387	4.500%, 6/3/2018	107,875
	Targa Resources Partners, LP, Term Loan
55,814	5.750%, 2/27/2022	55,605

	Total	1,378,178

Financials (0.2%)
	DJO Finance, LLC, Term Loan
244,388	4.250%, 6/7/2020	242,188
	Harland Clarke Holdings Corporation, Term Loan
57,375	6.000%, 8/4/2019	57,045
	MoneyGram International, Inc., Term Loan
404,625	4.250%, 3/27/2020	380,012
	WaveDivision Holdings, LLC, Term Loan
622,400	4.000%, 10/15/2019	620,327

	Total	1,299,572

Technology (0.3%)
	First Data Corporation, Term Loan
530,000	3.697%, 3/23/2018	525,649
275,000	3.697%, 9/24/2018	272,937
	Freescale Semiconductor, Inc., Term Loan
370,550	4.250%, 2/28/2020	370,120
228,340	5.000%, 1/15/2021	228,237
	Infor US, Inc., Term Loan
227,057	3.750%, 6/3/2020	220,743
	Merrill Communications, LLC, Term Loan
429,913	6.250%, 6/1/2022	421,315
	SS&C European Holdings SARL, Term Loan
187,803	4.000%, 7/8/2022	188,272
29,058	4.000%, 7/8/2022	29,131

	Total	2,256,404

Transportation (0.1%)
	OSG Bulk Ships, Inc., Term Loan
237,000	5.250%, 8/5/2019	234,187
	United Airlines, Inc., Term Loan
253,500	3.250%, 4/1/2019	252,075
49,500	3.500%, 9/15/2021	49,253

	Total	535,515

Utilities (0.1%)
	Calpine Corporation, Term Loan
338,350	4.000%, 10/9/2019[b,c]	338,614
	Intergen NV, Term Loan
195,500	5.500%, 6/15/2020	179,250

	Total	517,864

	Total Bank Loans (cost $33,019,663)	31,595,824

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Asset-Backed Securities (1.5%)
	Access Group, Inc.
289,352	0.697%, 2/25/2036[d,e]	282,392
	Ares CLO, Ltd.
550,000	1.611%, 10/12/2023*,e	547,160
	BA Credit Card Trust
220,000	0.576%, 6/15/2021[e]	219,511
	Bayview Opportunity Master Fund Trust
868,438	3.721%, 2/28/2035*	869,592
	Betony CLO, Ltd.
150,000	1.831%, 4/15/2027*,e	148,974
	Capital One Multi-Asset Execution Trust
300,000	0.576%, 1/18/2022[e]	298,680
	Chase Issuance Trust
175,000	1.590%, 2/18/2020	175,621
125,000	1.620%, 7/15/2020	126,075
	Chesapeake Funding, LLC
271,083	0.644%, 1/7/2025[d,e]	270,809
	Countrywide Asset-Backed Certificates
318,173	5.530%, 4/25/2047	343,185
	Edlinc Student Loan Funding Trust
212,760	3.200%, 10/1/2025*,e	217,166
	FirstEnergy Ohio PIRB Special Purpose Trust
141,192	0.679%, 1/15/2019	141,145
	Ford Credit Auto Owner Trust
170,000	2.260%, 11/15/2025[d]	171,541

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Asset-Backed Securities (1.5%) - continued
	Golden Credit Card Trust
$400,000	0.626%, 9/15/2018[d,e]	$399,761
	GoldenTree Loan Opportunities IX, Ltd.
175,000	1.804%, 10/29/2026*,e	173,407
	Golub Capital Partners CLO 23M, Ltd.
500,000	1.485%, 5/5/2027*,e	496,011
	Morgan Stanley Bank of America Merrill Lynch Trust
675,000	3.176%, 8/15/2045	694,624
675,000	3.246%, 12/15/2047	685,101
	Morgan Stanley Capital, Inc.
671,196	0.347%, 2/25/2037[e]	404,221
	OZLM VIII, Ltd.
170,000	1.755%, 10/17/2026*,e	167,963
	Race Point IX CLO, Ltd.
400,000	1.831%, 4/15/2027*,e	398,191
	Renaissance Home Equity Loan Trust
2,300,000	6.011%, 5/25/2036[f]	1,605,841
	SLM Student Loan Trust
127,736	0.796%, 8/15/2022[d,e]	127,356
158,933	0.720%, 4/25/2023[d,e]	158,589
300,000	1.246%, 5/17/2027[d,e]	297,875
	UBS Commercial Mortgage Trust
1,000,000	3.400%, 5/10/2045	1,038,342
	Volvo Financial Equipment, LLC
137,039	0.740%, 3/15/2017[d]	137,039
	World Financial Network Credit Card Master Trust
450,000	0.910%, 3/16/2020	450,139
	World Omni Master Owner Trust
360,000	0.547%, 2/15/2018[d,e]	359,924

	Total	11,406,235

Basic Materials (0.3%)
	Albemarle Corporation
45,000	3.000%, 12/1/2019	44,934
	ArcelorMittal SA
310,000	6.500%, 3/1/2021	292,756
	Corporacion Nacional del Cobre de Chile
225,000	4.500%, 9/16/2025[d]	223,173
	Freeport-McMoRan, Inc.
359,000	2.375%, 3/15/2018	328,485
168,000	3.875%, 3/15/2023	131,376
	Georgia-Pacific, LLC
110,000	2.539%, 11/15/2019[d]	110,375
	Glencore Funding, LLC
80,000	1.377%, 4/16/2018[d,e]	68,623
	Packaging Corporation of America
215,000	4.500%, 11/1/2023	226,464
	Sappi Papier Holding GmbH
180,000	6.625%, 4/15/2021[d]	180,900
	Xstrata Finance Canada, Ltd.
232,000	2.700%, 10/25/2017[d]	215,992
	Yamana Gold, Inc.
190,000	4.950%, 7/15/2024	174,327

	Total	1,997,405

Capital Goods (0.4%)
	Boeing Company
155,000	3.500%, 3/1/2045	143,772
	CNH Capital, LLC
315,000	3.625%, 4/15/2018	315,788
	Crown Americas Capital Corporation IV
310,000	4.500%, 1/15/2023	310,775
	L-3 Communications Corporation
208,000	1.500%, 5/28/2017	204,939
	Martin Marietta Materials, Inc.
150,000	1.427%, 6/30/2017[e]	148,981
	Northrop Grumman Corporation
205,000	3.850%, 4/15/2045	184,053
	Owens-Brockway Glass Container, Inc.
210,000	5.000%, 1/15/2022[d]	214,070
	Pentair Finance SA
225,000	2.900%, 9/15/2018	225,515
70,000	3.625%, 9/15/2020	70,470
	Reynolds Group Issuer, Inc.
314,086	5.750%, 10/15/2020	326,649
	Roper Industries, Inc.
216,000	2.050%, 10/1/2018	214,894
	Textron, Inc.
135,000	5.600%, 12/1/2017	143,954
110,000	5.950%, 9/21/2021	124,477
	United Rentals, Inc.
310,000	5.500%, 7/15/2025	309,225
	Waste Management, Inc.
55,000	3.125%, 3/1/2025	53,689

	Total	2,991,251

Collateralized Mortgage Obligations (2.0%)
	Alm Loan Funding CLO
170,000	1.745%, 10/17/2026*,e	168,571
	Alternative Loan Trust
331,887	6.000%, 6/25/2036	302,835
	Apidos CLO XVIII
175,000	1.732%, 7/22/2026*,e	172,861
	Babson CLO, Ltd.
170,000	1.707%, 10/17/2026*,e	168,289
	Birchwood Park CLO, Ltd.
170,000	1.761%, 7/15/2026*,e	168,631
	BlueMountain CLO, Ltd.
170,000	1.801%, 10/15/2026*,e	168,930
	Carlyle Global Market Strategies CLO, Ltd.
175,000	1.617%, 7/20/2023*,e	174,591
175,000	1.821%, 10/15/2026*,e	174,198
	Cent CLO 16, LP
170,000	1.550%, 8/1/2024*,e	169,419
	Cent CLO 22, Ltd.
175,000	1.791%, 11/7/2026*,e	173,207
	Citigroup Mortgage Loan Trust, Inc.
232,507	5.500%, 11/25/2035	221,852
	CitiMortgage Alternative Loan Trust
760,831	5.750%, 4/25/2037	653,237
	Countrywide Alternative Loan Trust
481,804	2.675%, 10/25/2035	427,686
267,532	6.500%, 8/25/2036	204,503

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Collateralized Mortgage Obligations (2.0%) - continued
$150,461	6.000%, 1/25/2037	$138,316
904,470	5.500%, 5/25/2037	768,484
801,412	7.000%, 10/25/2037	568,840
	Countrywide Home Loans, Inc.
265,269	5.750%, 4/25/2037	243,605
	Deutsche Alt-A Securities Mortgage Loan Trust
81,906	5.500%, 10/25/2021	79,287
228,831	6.000%, 10/25/2021	201,555
	Dryden 34 Senior Loan Fund CLO
170,000	1.751%, 10/15/2026*,e	168,574
	Federal Home Loan Mortgage Corporation
1,414,615	3.000%, 4/15/2028[g]	141,766
1,094,703	3.000%, 2/15/2033[g]	136,697
	Federal National Mortgage Association
2,270,332	3.500%, 1/25/2033[g]	311,252
	Galaxy XX CLO, Ltd.
550,000	1.731%, 7/20/2027*,e	544,566
	Greenpoint Mortgage Funding Trust
839,625	0.397%, 10/25/2045[e]	658,925
	J.P. Morgan Mortgage Trust
71,660	2.711%, 10/25/2036	64,253
648,855	0.577%, 1/25/2037[e]	406,695
793,175	6.250%, 8/25/2037	618,011
	Limerock CLO III, LLC
500,000	1.817%, 10/20/2026*,e	495,812
	Madison Park Funding XIV CLO, Ltd.
190,000	1.767%, 7/20/2026*,e	188,636
	Madison Park Funding, Ltd.
550,000	1.611%, 8/15/2022*,e	548,840
	Magnetite XII, Ltd.
525,000	1.821%, 4/15/2027*,e	521,242
	MASTR Alternative Loans Trust
183,958	6.500%, 7/25/2034	188,331
503,337	0.647%, 12/25/2035[e]	258,213
	Merrill Lynch Alternative Note Asset Trust
173,652	6.000%, 3/25/2037	157,149
	Mountain View CLO, Ltd.
525,000	1.739%, 7/15/2027*,e	514,374
	Neuberger Berman CLO, Ltd.
150,000	1.779%, 8/4/2025*,e	148,496
	NZCG Funding CLO, Ltd.
525,000	1.870%, 4/27/2027*,e	522,125
	Octagon Investment Partners XX CLO, Ltd.
170,000	1.754%, 8/12/2026*,e	168,670
	OHA Loan Funding, Ltd.
500,000	1.817%, 10/20/2026*,e	495,796
	Residential Accredit Loans, Inc. Trust
154,215	5.750%, 9/25/2035	138,892
	Residential Asset Securitization Trust
738,533	0.577%, 8/25/2037[e]	226,322
	Sequoia Mortgage Trust
1,082,296	2.875%, 9/20/2046	867,735
	Shackleton VII CLO, Ltd.
525,000	1.861%, 4/15/2027*,e	523,330
	Symphony CLO VIII, Ltd.
166,323	1.419%, 1/9/2023*,e	165,763
	Symphony CLO XV, Ltd.
500,000	1.765%, 10/17/2026*,e	494,322
	Voya CLO 3, Ltd.
170,000	1.740%, 7/25/2026*,e	168,555
	WaMu Mortgage Pass Through Certificates
175,986	2.399%, 9/25/2036	158,513
158,674	2.429%, 10/25/2036	141,682

	Total	15,492,434

Commercial Mortgage-Backed Securities (1.5%)
	Commercial Mortgage Pass-Through Certificates
540,000	1.244%, 6/8/2030[d,e]	538,985
	Credit Suisse First Boston Mortgage Securities
1,700,000	5.542%, 1/15/2049	1,754,099
	Credit Suisse Mortgage Capital Certificates
925,000	5.509%, 9/15/2039	950,673
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
170,358	0.727%, 12/25/2016	170,517
	Federal National Mortgage Association
329,048	1.272%, 1/25/2017	330,303
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	1,050,172
	GS Mortgage Securities Trust
800,000	3.666%, 9/10/2047	833,319
775,000	3.506%, 10/10/2048	789,991
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
300,000	1.146%, 12/15/2028[d,e]	299,957
800,000	5.695%, 2/12/2049	839,470
	JPMBB Commercial Mortgage Securities Trust
550,000	3.231%, 1/15/2048	554,651
775,000	3.598%, 11/15/2048	795,887
	Morgan Stanley Bank of America Merrill Lynch Trust
775,000	3.635%, 10/15/2028	798,847
	Morgan Stanley Capital, Inc.
500,000	5.406%, 3/15/2044	516,217
	SCG Trust
150,000	1.596%, 11/15/2026[d,e]	149,261
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057	514,558

	Total	10,886,907

Communications Services (1.5%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	217,672
	AMC Networks, Inc.
315,000	4.750%, 12/15/2022	316,181
	America Movil SAB de CV
164,000	5.000%, 10/16/2019	179,219
	American Tower Corporation
20,000	2.800%, 6/1/2020	19,907

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Communications Services (1.5%) - continued
$195,000	3.450%, 9/15/2021	$196,666
	AT&T, Inc.
75,000	1.257%, 6/30/2020[e]	74,360
168,000	3.875%, 8/15/2021	175,105
160,000	3.000%, 6/30/2022	156,940
210,000	5.550%, 8/15/2041	213,696
160,000	4.750%, 5/15/2046	146,905
	British Sky Broadcasting Group plc
180,000	2.625%, 9/16/2019[d]	181,043
	CBS Corporation
151,000	4.000%, 1/15/2026	150,606
	CCO Holdings, LLC
315,000	7.375%, 6/1/2020	326,812
	CCO Safari II, LLC
162,000	6.834%, 10/23/2055[d]	164,153
108,000	3.579%, 7/23/2020[d]	108,405
108,000	4.908%, 7/23/2025[d]	109,780
	CenturyLink, Inc.
250,000	6.450%, 6/15/2021	251,875
	Clear Channel Worldwide Holdings, Inc.
210,000	6.500%, 11/15/2022	218,925
	Columbus International, Inc.
175,000	7.375%, 3/30/2021[d]	182,000
	Comcast Corporation
270,000	4.400%, 8/15/2035	273,722
100,000	4.650%, 7/15/2042	103,473
132,000	4.750%, 3/1/2044	139,038
	Cox Communications, Inc.
104,000	9.375%, 1/15/2019[d]	122,943
175,000	3.850%, 2/1/2025[d]	162,212
	Crown Castle International Corporation
280,000	5.250%, 1/15/2023	301,350
	Crown Castle Towers, LLC
100,000	4.174%, 8/15/2017[d]	102,287
	Digicel, Ltd.
310,000	6.000%, 4/15/2021[d]	279,000
	DIRECTV Holdings, LLC
112,000	5.875%, 10/1/2019	126,107
286,000	6.350%, 3/15/2040	311,149
200,000	5.150%, 3/15/2042	190,290
	FairPoint Communications, Inc.
225,000	8.750%, 8/15/2019[d]	231,750
	Frontier Communications Corporation
205,000	8.875%, 9/15/2020[d]	212,815
	Hughes Satellite Systems Corporation
283,000	6.500%, 6/15/2019	311,512
	Intelsat Jackson Holdings SA
315,000	7.250%, 4/1/2019	295,312
	Level 3 Communications, Inc.
140,000	5.375%, 1/15/2024[c,d]	141,750
	Level 3 Financing, Inc.
315,000	8.625%, 7/15/2020	332,719
	McGraw Hill Financial, Inc.
112,000	3.300%, 8/14/2020[d]	113,974
140,000	4.000%, 6/15/2025[d]	139,072
	Numericable-SFR
310,000	6.000%, 5/15/2022[d]	310,775
	SES Global Americas Holdings GP
130,000	2.500%, 3/25/2019[d]	129,086
	Sprint Corporation
305,000	7.625%, 2/15/2025	270,688
	Telefonica Emisiones SAU
189,000	3.192%, 4/27/2018	193,848
	Time Warner Entertainment Company, LP
270,000	8.375%, 3/15/2023	335,094
	Time Warner, Inc.
216,000	3.600%, 7/15/2025	214,084
155,000	6.250%, 3/29/2041	176,884
	T-Mobile USA, Inc.
310,000	6.125%, 1/15/2022	315,425
	Unitymedia Hessen GmbH & Company KG
190,000	5.500%, 1/15/2023[d]	195,282
	Univision Communications, Inc.
210,000	5.125%, 5/15/2023[d]	207,900
	UPCB Finance V, Ltd.
283,500	7.250%, 11/15/2021[d]	301,927
	Verizon Communications, Inc.
300,000	4.672%, 3/15/2055	263,627
125,000	1.104%, 6/17/2019[e]	124,499
290,000	3.000%, 11/1/2021	292,185
393,000	5.150%, 9/15/2023	438,040
100,000	5.050%, 3/15/2034	100,840
180,000	4.272%, 1/15/2036	164,984
56,000	6.550%, 9/15/2043	67,034
200,000	4.522%, 9/15/2048	179,665

	Total	11,562,592

Consumer Cyclical (0.7%)
	Automatic Data Processing, Inc.
75,000	3.375%, 9/15/2025	76,882
	Cinemark USA, Inc.
315,000	4.875%, 6/1/2023	310,669
	CVS Health Corporation
50,000	2.250%, 8/12/2019	50,395
270,000	4.875%, 7/20/2035	284,220
108,000	6.125%, 9/15/2039	129,497
	Ford Motor Company
95,000	7.450%, 7/16/2031	121,935
	Ford Motor Credit Company, LLC
165,000	5.000%, 5/15/2018	175,235
260,000	2.551%, 10/5/2018	260,577
155,000	2.597%, 11/4/2019	153,668
	General Motors Company
208,000	6.250%, 10/2/2043	229,673
	General Motors Financial Company, Inc.
315,000	3.250%, 5/15/2018	318,829
150,000	4.000%, 1/15/2025	147,071
250,000	4.300%, 7/13/2025	254,421
	Hilton Worldwide Finance, LLC
310,000	5.625%, 10/15/2021	324,468
	Home Depot, Inc.
108,000	2.625%, 6/1/2022	108,678
	Hyundai Capital America
60,000	2.000%, 3/19/2018[d]	59,574
138,000	2.400%, 10/30/2018[d]	138,030

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Consumer Cyclical (0.7%) - continued
$138,000	3.000%, 10/30/2020[d]	$137,806
	Jaguar Land Rover Automotive plc
315,000	5.625%, 2/1/2023[d]	324,450
	KB Home
160,000	4.750%, 5/15/2019	157,343
	L Brands, Inc.
315,000	5.625%, 2/15/2022	341,775
	Lennar Corporation
315,000	4.125%, 12/1/2018	322,087
315,000	4.875%, 12/15/2023[c]	313,425
	Macy’s Retail Holdings, Inc.
55,000	4.375%, 9/1/2023	56,350
	MGM Resorts International
310,000	6.000%, 3/15/2023[h]	314,650
	Six Flags Entertainment Corporation
210,000	5.250%, 1/15/2021[d]	217,875
	Toll Brothers Finance Corporation
100,000	8.910%, 10/15/2017	112,500
91,000	4.000%, 12/31/2018	94,640

	Total	5,536,723

Consumer Non-Cyclical (1.3%)
	AbbVie, Inc.
185,000	2.500%, 5/14/2020	182,920
135,000	3.600%, 5/14/2025	132,709
	Actavis Funding SCS
155,000	4.550%, 3/15/2035	147,728
200,000	4.850%, 6/15/2044	192,244
	Altria Group, Inc.
325,000	2.850%, 8/9/2022	321,264
	Amgen, Inc.
65,000	2.125%, 5/1/2020	64,424
215,000	2.700%, 5/1/2022	210,968
	B&G Foods, Inc.
230,000	4.625%, 6/1/2021	229,137
	BAT International Finance plc
100,000	0.847%, 6/15/2018[d,e]	99,917
	Becton, Dickinson and Company
156,000	6.375%, 8/1/2019	177,139
	Biogen, Inc.
165,000	3.625%, 9/15/2022	167,760
	Boston Scientific Corporation
90,000	6.000%, 1/15/2020	100,805
210,000	4.125%, 10/1/2023	213,512
	Bunge Limited Finance Corporation
162,000	8.500%, 6/15/2019	191,583
	Cardinal Health, Inc.
55,000	1.950%, 6/15/2018	55,259
81,000	4.900%, 9/15/2045	82,663
	Celgene Corporation
155,000	2.875%, 8/15/2020	155,983
50,000	3.550%, 8/15/2022	50,807
155,000	5.000%, 8/15/2045	155,548
	CHS/Community Health Systems, Inc.
315,000	7.125%, 7/15/2020	322,875
	Church & Dwight Company, Inc.
65,000	2.450%, 12/15/2019	65,220
	Cigna Corporation
155,000	5.375%, 2/15/2042	170,967
	EMD Finance, LLC
105,000	0.684%, 3/17/2017[d,e]	104,579
232,000	2.950%, 3/19/2022[d]	228,179
	Forest Laboratories, Inc.
225,000	4.375%, 2/1/2019[d]	236,715
	Fresenius Medical Care US Finance II, Inc.
315,000	5.875%, 1/31/2022[d]	343,350
	Gilead Sciences, Inc.
55,000	2.550%, 9/1/2020	55,523
	Grifols Worldwide Operations, Ltd.
200,000	5.250%, 4/1/2022	207,000
	H. J. Heinz Company
200,000	3.500%, 7/15/2022[d]	203,827
	HCA, Inc.
310,000	3.750%, 3/15/2019	315,425
	Imperial Tobacco Finance plc
250,000	2.950%, 7/21/2020[d]	251,197
	JBS USA, LLC
310,000	5.750%, 6/15/2025[d]	299,925
	JM Smucker Company
280,000	4.375%, 3/15/2045	273,010
	Kraft Foods Group, Inc.
205,000	5.000%, 6/4/2042	211,007
	Laboratory Corporation of America Holdings
75,000	2.625%, 2/1/2020	74,855
200,000	4.700%, 2/1/2045	183,838
	McKesson Corporation
100,000	3.796%, 3/15/2024	102,210
125,000	4.883%, 3/15/2044	126,773
	Mead Johnson Nutrition Company
92,000	3.000%, 11/15/2020	92,372
	Medco Health Solutions, Inc.
76,000	7.125%, 3/15/2018	84,886
	Medtronic plc
210,000	4.375%, 3/15/2035	217,479
	Merck & Company, Inc.
80,000	0.686%, 2/10/2020[e]	79,447
50,000	3.700%, 2/10/2045	45,782
	Mondelez International, Inc.
87,000	0.820%, 2/1/2019[e]	85,105
	Ortho-Clinical Diagnostics, Inc.
210,000	6.625%, 5/15/2022[d]	181,912
	Pfizer, Inc.
160,000	5.800%, 8/12/2023	186,474
	Reynolds American, Inc.
130,000	2.300%, 8/21/2017[d,h]	131,785
284,000	5.700%, 8/15/2035	310,675
	Roche Holdings, Inc.
220,000	4.000%, 11/28/2044[d]	223,018
	SABMiller Holdings, Inc.
108,000	3.750%, 1/15/2022[d]	110,448
108,000	4.950%, 1/15/2042[d]	109,244
	Safeway, Inc.
10,000	3.400%, 12/1/2016	9,950
	Spectrum Brands Escrow Corporation
140,000	6.375%, 11/15/2020	149,450
	Spectrum Brands, Inc.
140,000	5.750%, 7/15/2025[d]	149,275

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Consumer Non-Cyclical (1.3%) - continued
	Tenet Healthcare Corporation
$310,000	8.125%, 4/1/2022	$327,825
	TreeHouse Foods, Inc.
210,000	4.875%, 3/15/2022	203,175
	UnitedHealth Group, Inc.
280,000	4.625%, 7/15/2035	297,132
	WM Wrigley Jr. Company
140,000	2.000%, 10/20/2017[d]	141,396

	Total	9,845,675

Energy (0.8%)
	Boardwalk Pipelines, Ltd.
172,000	5.875%, 11/15/2016	177,177
	BP Capital Markets plc
104,000	3.062%, 3/17/2022	104,482
215,000	3.535%, 11/4/2024	218,107
	Buckeye Partners, LP
168,000	2.650%, 11/15/2018	162,583
	Cameron International Corporation
240,000	4.000%, 12/15/2023	246,006
	Canadian Natural Resources, Ltd.
175,000	3.450%, 11/15/2021	170,158
140,000	6.250%, 3/15/2038	146,523
	CNOOC Nexen Finance
168,000	1.625%, 4/30/2017	167,640
	CNPC General Capital, Ltd.
104,000	2.750%, 4/19/2017[d]	105,445
	Columbia Pipeline Group, Inc.
75,000	2.450%, 6/1/2018[d]	75,107
	Concho Resources, Inc.
314,086	5.500%, 10/1/2022	315,264
	Crestwood Midstream Partners, LP
170,000	6.125%, 3/1/2022	146,200
	El Paso, LLC
140,000	7.800%, 8/1/2031	141,843
	Enbridge Energy Partners, LP
140,000	4.375%, 10/15/2020	141,807
	Enbridge, Inc.
80,000	0.779%, 6/2/2017[e]	78,567
	Energy Transfer Partners, LP
178,000	4.650%, 6/1/2021	176,635
155,000	4.900%, 3/15/2035	125,808
	Enterprise Products Operating, LLC
225,000	5.250%, 1/31/2020	246,218
132,000	5.100%, 2/15/2045	124,129
	EQT Corporation
99,000	5.150%, 3/1/2018	103,927
118,000	8.125%, 6/1/2019	136,738
	Hess Corporation
200,000	8.125%, 2/15/2019	232,298
	Kinder Morgan, Inc.
137,000	5.300%, 12/1/2034	115,361
	Linn Energy, LLC
314,086	6.250%, 11/1/2019	73,810
	Magellan Midstream Partners, LP
55,000	4.200%, 3/15/2045	45,523
	Marathon Oil Corporation
270,000	2.700%, 6/1/2020	262,098
	Marathon Petroleum Corporation
100,000	4.750%, 9/15/2044	90,691
	MarkWest Energy Partners, LP
310,000	4.875%, 12/1/2024	292,562
	MEG Energy Corporation
315,000	6.500%, 3/15/2021[d]	276,412
	Noble Energy, Inc.
280,000	5.625%, 5/1/2021	283,917
	Petroleos Mexicanos
105,000	3.500%, 1/30/2023	97,493
90,250	2.378%, 4/15/2025	91,431
	Regency Energy Partners, LP
310,000	5.000%, 10/1/2022	301,272
	Sabine Pass Liquefaction, LLC
310,000	5.625%, 3/1/2025[d]	297,212
	Shell International Finance BV
75,000	0.762%, 5/11/2020[e]	74,172
	Southwestern Energy Company
125,000	7.500%, 2/1/2018	132,788
	Suncor Energy, Inc.
155,000	3.600%, 12/1/2024	154,304
	Valero Energy Corporation
156,000	4.900%, 3/15/2045	144,136

	Total	6,275,844

Financials (3.4%)
	Abbey National Treasury Services plc
112,000	3.050%, 8/23/2018	115,689
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[d]	201,389
	ACE INA Holdings, Inc.
184,000	2.300%, 11/3/2020[c]	184,110
138,000	4.350%, 11/3/2045[c]	139,699
	AerCap Ireland Capital, Ltd.
210,000	5.000%, 10/1/2021	219,450
	Air Lease Corporation
125,000	2.125%, 1/15/2018	123,500
40,000	2.625%, 9/4/2018	39,839
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	212,730
	American Express Credit Corporation
125,000	0.890%, 3/18/2019[e]	123,706
	American International Group, Inc.
65,000	2.300%, 7/16/2019	65,349
200,000	3.875%, 1/15/2035	187,385
215,000	4.800%, 7/10/2045	221,779
	Aviation Capital Group Corporation
112,000	3.875%, 9/27/2016[d]	113,400
	Banco Bilbao Vizcaya Argentaria SA
200,000	9.000%, 5/29/2049[i]	215,510
	Banco Santander Chile
150,000	1.221%, 4/11/2017[d,e]	147,857
	Bank of America Corporation
165,000	1.389%, 3/22/2018[e]	165,997
105,000	1.196%, 4/1/2019[e]	104,739
160,000	2.625%, 10/19/2020	159,375
205,000	3.300%, 1/11/2023	204,407
86,000	4.000%, 4/1/2024	88,356
150,000	4.000%, 1/22/2025	147,886
250,000	3.875%, 8/1/2025	254,352
112,000	5.875%, 2/7/2042	131,952
263,000	8.000%, 12/29/2049[i]	274,204

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Financials (3.4%) - continued
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
$65,000	2.850%, 9/8/2021[d]	$64,954
	Barclays Bank plc
142,000	10.179%, 6/12/2021[d]	186,464
	Barclays plc
150,000	2.750%, 11/8/2019	150,368
236,000	3.650%, 3/16/2025	228,241
	BB&T Corporation
65,000	1.036%, 1/15/2020[e]	64,450
	BBVA Banco Continental SA
180,000	2.250%, 7/29/2016[d]	181,170
	BioMed Realty, LP
162,000	2.625%, 5/1/2019	156,498
	BPCE SA
156,000	5.700%, 10/22/2023[d]	167,013
200,000	4.500%, 3/15/2025[d]	196,923
	Caisse Centrale Desjardins du Quebec
95,000	0.989%, 1/29/2018[d,e]	94,805
	Capital One Financial Corporation
194,000	6.150%, 9/1/2016	201,743
115,000	2.450%, 4/24/2019	115,106
	CIT Group, Inc.
210,000	5.000%, 8/15/2022	221,287
	Citigroup, Inc.
112,000	6.000%, 8/15/2017	120,497
90,000	1.088%, 4/8/2019[e]	89,292
185,000	8.500%, 5/22/2019	223,350
150,000	2.650%, 10/26/2020	149,709
139,000	4.050%, 7/30/2022	142,751
395,000	4.400%, 6/10/2025	399,264
210,000	4.650%, 7/30/2045	213,182
	CoBank ACB
80,000	0.937%, 6/15/2022*,e	75,613
	Compass Bank
150,000	2.750%, 9/29/2019	148,797
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
133,000	3.950%, 11/9/2022	134,465
	Credit Agricole SA
105,000	1.121%, 4/15/2019[d,e]	104,253
250,000	2.750%, 6/10/2020[d]	253,169
	Credit Suisse AG
92,000	5.400%, 1/14/2020	102,124
	Credit Suisse Group Funding, Ltd.
276,000	2.750%, 3/26/2020[d]	274,935
184,000	3.750%, 3/26/2025[d]	179,893
	CyrusOne, LP
315,000	6.375%, 11/15/2022	325,237
	Digital Delta Holdings, LLC
230,000	3.400%, 10/1/2020[d]	231,161
	Discover Bank
135,000	8.700%, 11/18/2019	160,303
	Discover Financial Services
108,000	6.450%, 6/12/2017	115,677
	DnB Boligkreditt AS
215,000	1.450%, 3/21/2018[d]	214,593
	Duke Realty, LP
50,000	3.875%, 2/15/2021	51,465
150,000	4.375%, 6/15/2022	155,151
	ERP Operating, LP
54,000	3.375%, 6/1/2025	53,715
	European Investment Bank
160,000	1.875%, 3/15/2019	162,705
	Fifth Third Bancorp
147,000	5.450%, 1/15/2017	153,220
112,000	2.875%, 7/27/2020	112,763
65,000	2.875%, 10/1/2021	64,924
	GE Capital International Funding Company
377,000	0.964%, 4/15/2016[d]	376,926
200,000	4.418%, 11/15/2035[d]	207,558
	General Electric Capital Corporation
59,000	6.750%, 3/15/2032	77,375
	Genworth Financial, Inc.
126,000	7.700%, 6/15/2020	123,795
	Goldman Sachs Group, Inc.
270,000	1.522%, 4/30/2018[e]	272,480
90,000	1.421%, 11/15/2018[e]	90,452
193,000	5.375%, 3/15/2020	215,570
95,000	1.476%, 4/23/2020[e]	95,107
349,000	5.250%, 7/27/2021	389,416
250,000	3.500%, 1/23/2025	247,146
475,000	4.800%, 7/8/2044	479,888
108,000	5.150%, 5/22/2045	108,409
160,000	4.750%, 10/21/2045	162,291
	Hartford Financial Services Group, Inc.
134,000	5.125%, 4/15/2022	148,289
	HBOS plc
156,000	6.750%, 5/21/2018[d]	171,910
	HCP, Inc.
100,000	3.400%, 2/1/2025	93,530
	HSBC Bank plc
220,000	0.961%, 5/15/2018[d,e]	219,502
	HSBC Holdings plc
104,000	5.250%, 3/14/2044	109,548
435,000	6.375%, 12/29/2049[i]	429,563
	Huntington Bancshares, Inc.
56,000	2.600%, 8/2/2018	56,603
	Hutchison Whampoa International 14, Ltd.
162,000	3.625%, 10/31/2024[d]	163,126
	Icahn Enterprises, LP
250,000	6.000%, 8/1/2020	260,937
	ING Bank NV
200,000	4.125%, 11/21/2023	205,500
	ING Capital Funding Trust III
140,000	3.927%, 12/29/2049[e,i]	139,300
	International Lease Finance Corporation
243,000	2.287%, 6/15/2016[e]	242,538
	Intesa Sanpaolo SPA
81,000	3.875%, 1/16/2018	83,607
200,000	5.250%, 1/12/2024	217,460
	J.P. Morgan Chase & Company
171,000	6.300%, 4/23/2019	194,404
75,000	2.250%, 1/23/2020	74,407
230,000	4.500%, 1/24/2022	249,115
134,000	3.200%, 1/25/2023	133,620
200,000	3.625%, 5/13/2024	202,143
100,000	3.875%, 9/10/2024	99,893

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Financials (3.4%) - continued
$395,000	3.125%, 1/23/2025	$383,740
244,000	7.900%, 4/29/2049[i]	253,516
	KeyCorp
220,000	2.900%, 9/15/2020	221,571
	Liberty Mutual Group, Inc.
65,000	4.950%, 5/1/2022[d]	70,052
56,000	6.500%, 5/1/2042[d]	66,921
	Liberty Property, LP
156,000	3.750%, 4/1/2025	150,823
	Lloyds Bank plc
105,000	0.856%, 3/16/2018[e]	104,657
	Merrill Lynch & Company, Inc.
350,000	6.050%, 5/16/2016	359,155
150,000	6.400%, 8/28/2017	162,491
	MetLife, Inc.
210,000	4.050%, 3/1/2045	198,782
	Mizuho Bank, Ltd.
200,000	1.850%, 3/21/2018[d]	199,508
	Morgan Stanley
300,000	6.625%, 4/1/2018	333,259
180,000	1.600%, 4/25/2018[e]	182,396
95,000	1.463%, 1/27/2020[e]	95,412
135,000	4.875%, 11/1/2022	145,577
189,000	4.100%, 5/22/2023	192,045
70,000	4.000%, 7/23/2025	71,984
275,000	4.350%, 9/8/2026	278,971
125,000	4.300%, 1/27/2045	119,800
230,000	5.550%, 12/29/2049[i]	229,712
	MPT Operating Partnership, LP
210,000	5.500%, 5/1/2024	214,200
	National City Corporation
168,000	6.875%, 5/15/2019	192,699
	Prologis, LP
202,000	7.375%, 10/30/2019	237,139
	Prudential Financial, Inc.
65,000	2.350%, 8/15/2019	65,556
	Quicken Loans, Inc.
210,000	5.750%, 5/1/2025[d]	208,425
	Realty Income Corporation
62,000	2.000%, 1/31/2018	62,290
	Regions Bank
250,000	7.500%, 5/15/2018	281,443
	Reinsurance Group of America, Inc.
75,000	5.625%, 3/15/2017	78,763
139,000	5.000%, 6/1/2021	150,951
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[d]	85,277
	Royal Bank of Scotland Group plc
105,000	1.267%, 3/31/2017[e]	104,954
240,000	7.500%, 12/29/2049[i]	248,400
	Santander Holdings USA, Inc.
162,000	2.650%, 4/17/2020	160,208
	Santander UK Group Holdings plc
160,000	2.875%, 10/16/2020	159,915
200,000	4.750%, 9/15/2025[d]	199,832
	Simon Property Group, LP
100,000	10.350%, 4/1/2019	124,610
70,000	2.500%, 9/1/2020	70,512
225,000	2.750%, 2/1/2023	220,158
	Skandinaviska Enskilda Banken AB
130,000	2.375%, 3/25/2019[d]	131,963
	State Street Corporation
104,000	1.225%, 8/18/2020[e]	104,484
	Sumitomo Mitsui Banking Corporation
110,000	0.897%, 1/16/2018[e]	109,489
	Svenska Handelsbanken AB
150,000	0.824%, 6/17/2019[e]	148,706
	Swiss RE Capital I, LP
125,000	6.854%, 5/29/2049[d,i]	126,781
	Synchrony Financial
70,000	3.000%, 8/15/2019	70,711
60,000	1.530%, 2/3/2020[e]	59,266
270,000	3.750%, 8/15/2021	272,299
	UBS AG/Stamford, Connecticut
124,000	5.875%, 12/20/2017	134,408
	UBS Group Funding Jersey, Ltd.
230,000	2.950%, 9/24/2020[d]	230,117
138,000	4.125%, 9/24/2025[d]	138,609
	UnitedHealth Group, Inc.
45,000	3.350%, 7/15/2022	46,628
	USB Realty Corporation
65,000	1.468%, 12/29/2049[d,e,i]	58,906
	Voya Financial, Inc.
194,000	2.900%, 2/15/2018	197,989
	Wells Fargo & Company
95,000	1.002%, 1/30/2020[e]	94,882
438,000	3.450%, 2/13/2023	439,273
205,000	3.000%, 2/19/2025	198,196
	Welltower, Inc.
61,000	2.250%, 3/15/2018	61,195
108,000	3.750%, 3/15/2023	106,505
110,000	4.000%, 6/1/2025	108,922

	Total	26,150,331

Foreign Government (0.1%)
	Eksportfinans ASA
120,000	5.500%, 5/25/2016	122,323
	Export-Import Bank of Korea
90,000	2.250%, 1/21/2020	89,601
	Kommunalbanken AS
150,000	1.500%, 10/22/2019[d]	149,699

	Total	361,623

Mortgage-Backed Securities (13.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
5,120,000	3.000%, 11/1/2030[c]	5,320,665
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,245,000	4.000%, 12/1/2045[c]	6,621,896
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,565,000	3.500%, 11/1/2030[c]	5,875,422

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Mortgage-Backed Securities (13.0%) - continued
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$1,906,275	2.049%, 3/1/2043[e]	$1,960,840
1,949,168	1.729%, 7/1/2043[e]	1,994,431
13,425,000	3.500%, 11/1/2045[c]	13,971,230
12,313,750	4.000%, 11/1/2045[c]	13,107,408
26,525,000	3.500%, 12/1/2045[c]	27,543,104
7,236,250	4.000%, 12/1/2045[c]	7,688,798
13,025,000	4.500%, 12/1/2045[c]	14,097,730

	Total	98,181,524

Technology (0.7%)
	Amphenol Corporation
66,000	2.550%, 1/30/2019	67,458
	Apple, Inc.
75,000	0.614%, 5/6/2020[e]	74,601
322,000	3.200%, 5/13/2025	327,156
322,000	3.450%, 2/9/2045	277,768
	Baidu, Inc.
200,000	2.750%, 6/9/2019	198,994
	Cisco Systems, Inc.
100,000	0.824%, 3/1/2019[e]	100,000
	CommScope Technologies Finance, LLC
215,000	6.000%, 6/15/2025[d]	218,225
	Denali Borrower, LLC
310,000	5.625%, 10/15/2020[d]	329,763
	Equinix, Inc.
210,000	5.750%, 1/1/2025	218,925
	Fidelity National Information Services, Inc.
120,000	2.850%, 10/15/2018	121,270
138,000	3.625%, 10/15/2020	140,453
	First Data Corporation
210,000	5.375%, 8/15/2023[d,h]	213,675
	Freescale Semiconductor, Inc.
310,000	6.000%, 1/15/2022[d]	330,150
	Hewlett Packard Enterprise Company
230,000	2.450%, 10/5/2017[d]	230,672
115,000	2.850%, 10/5/2018[d]	115,242
115,000	4.400%, 10/15/2022[d]	115,955
	IMS Health, Inc.
413,000	6.000%, 11/1/2020[d]	427,455
	Intel Corporation
40,000	3.100%, 7/29/2022	41,160
140,000	3.700%, 7/29/2025	145,385
	Iron Mountain, Inc.
315,000	6.000%, 8/15/2023	330,356
	Microsoft Corporation
280,000	4.750%, 11/3/2055	281,036
280,000	4.200%, 11/3/2035	281,491
	Oracle Corporation
65,000	2.500%, 5/15/2022	64,192
270,000	2.950%, 5/15/2025	264,112
	Plantronics, Inc.
310,000	5.500%, 5/31/2023[d]	315,425
	Qualcomm, Inc.
160,000	3.000%, 5/20/2022	157,997
	Seagate HDD Cayman
216,000	4.875%, 6/1/2027[d]	187,754

	Total	5,576,670

Transportation (0.4%)
	Air Canada Pass Through Trust
65,000	3.875%, 3/15/2023[d]	63,456
	American Airlines Pass Through Trust
260,000	3.375%, 5/1/2027	253,630
	Avis Budget Car Rental, LLC
180,000	5.125%, 6/1/2022[d]	183,733
	Burlington Northern Santa Fe, LLC
205,000	5.050%, 3/1/2041	214,989
	Canadian Pacific Railway Company
65,000	7.125%, 10/15/2031	82,041
125,000	4.800%, 8/1/2045	128,651
	Continental Airlines, Inc.
127,158	4.150%, 4/11/2024	129,701
	CSX Corporation
98,000	3.700%, 11/1/2023	101,818
	Delta Air Lines, Inc.
166,000	6.750%, 5/23/2017	166,415
69,371	4.950%, 5/23/2019	72,666
27,447	4.750%, 5/7/2020	28,956
	ERAC USA Finance, LLC
66,000	2.800%, 11/1/2018[d]	67,267
150,000	4.500%, 2/15/2045[d]	139,459
	FedEx Corporation
260,000	3.900%, 2/1/2035	238,156
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	60,019
	Southwest Airlines Company
162,000	2.750%, 11/6/2019	164,124
	Union Pacific Corporation
200,000	3.875%, 2/1/2055	176,032
	Virgin Australia Holdings, Ltd.
51,436	5.000%, 10/23/2023[d]	53,237
	XPO Logistics, Inc.
300,000	6.500%, 6/15/2022[d]	267,750

	Total	2,592,100

U.S. Government and Agencies (9.7%)
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	701,093
	U.S. Treasury Notes
6,500,000	0.625%, 10/15/2016	6,510,582
3,800,000	0.875%, 11/15/2017	3,805,936
1,750,000	0.875%, 10/15/2018	1,741,866
6,845,000	1.500%, 10/31/2019	6,880,827
9,370,000	1.875%, 6/30/2020	9,529,824
16,000,000	2.125%, 6/30/2022	16,267,088
2,755,000	1.625%, 8/15/2022	2,711,165
2,550,000	2.250%, 11/15/2024	2,577,359
11,400,000	3.625%, 2/15/2044	13,013,362
	U.S. Treasury Notes, TIPS
5,980,090	0.125%, 4/15/2018	5,985,247
3,613,960	0.125%, 1/15/2023	3,491,867

	Total	73,216,216

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (38.1%)	Value
Utilities (0.8%)
	AES Corporation
$315,000	7.375%, 7/1/2021	$335,475
	American Electric Power Company, Inc.
216,000	2.950%, 12/15/2022	209,723
	Arizona Public Service Company
80,000	2.200%, 1/15/2020	79,609
	Berkshire Hathaway Energy Company
75,000	2.400%, 2/1/2020	74,266
	Calpine Corporation
310,000	5.375%, 1/15/2023	296,437
	Commonwealth Edison Company
205,000	3.700%, 3/1/2045	187,905
	Consolidated Edison Company of New York, Inc.
130,000	4.450%, 3/15/2044	133,603
	DCP Midstream Operating, LP
108,000	3.875%, 3/15/2023	91,461
	DCP Midstream, LLC
175,000	4.750%, 9/30/2021[d]	154,873
	DTE Electric Company
155,000	3.700%, 3/15/2045	144,990
	DTE Energy Company
30,000	2.400%, 12/1/2019	30,023
	Duke Energy Carolinas, LLC
104,000	3.750%, 6/1/2045	98,365
	Duke Energy Corporation
168,000	2.100%, 6/15/2018	170,045
	Dynegy, Inc.
200,000	6.750%, 11/1/2019	199,500
	EDP Finance BV
150,000	4.125%, 1/15/2020[d]	151,081
	Enel Finance International NV
84,000	6.250%, 9/15/2017[d]	90,752
	Energy Transfer Equity, LP
310,000	5.500%, 6/1/2027	275,949
	Eversource Energy
70,000	1.600%, 1/15/2018	69,709
	Exelon Generation Company, LLC
189,000	5.200%, 10/1/2019	204,921
60,000	2.950%, 1/15/2020	60,233
	ITC Holdings Corporation
66,000	4.050%, 7/1/2023	68,253
155,000	5.300%, 7/1/2043	160,919
	MidAmerican Energy Holdings Company
115,000	6.500%, 9/15/2037	143,711
	Monongahela Power Company
150,000	5.400%, 12/15/2043[d]	167,589
	National Rural Utilities Cooperative Finance Corporation
175,000	2.300%, 11/1/2020	174,540
	NiSource Finance Corporation
155,000	5.650%, 2/1/2045	179,098
	Northern States Power Company
225,000	4.125%, 5/15/2044	226,447
	NRG Energy, Inc.
315,000	6.625%, 3/15/2023	292,950
	Oncor Electric Delivery Company, LLC
156,000	3.750%, 4/1/2045	137,560
	Pacific Gas & Electric Company
191,000	5.625%, 11/30/2017	206,148
	PG&E Corporation
75,000	2.400%, 3/1/2019	75,425
	PPL Capital Funding, Inc.
78,000	3.500%, 12/1/2022	78,812
150,000	5.000%, 3/15/2044	158,997
	Sempra Energy
250,000	6.150%, 6/15/2018	275,419
75,000	2.400%, 3/15/2020	74,548
	Southern California Edison Company
45,000	2.400%, 2/1/2022	44,201
	Southwestern Electric Power Company
105,000	3.900%, 4/1/2045	92,906
	TransAlta Corporation
182,000	1.900%, 6/3/2017	179,759
	Williams Companies, Inc.
104,000	7.875%, 9/1/2021	105,211
	Xcel Energy, Inc.
70,000	1.200%, 6/1/2017	69,773

	Total	5,971,186

	Total Long-Term Fixed Income (cost $287,056,431)	288,044,716

Shares	Mutual Funds (35.2%)	Value
Affiliated Equity Mutual Funds (17.5%)
2,305,825	Thrivent Large Cap Growth Fund	22,804,607
39,225	Thrivent Large Cap Stock Fund	1,042,221
2,320,020	Thrivent Large Cap Value Fund	46,725,210
481,763	Thrivent Mid Cap Stock Fund	11,412,961
4,704,208	Thrivent Partner Worldwide Allocation Fund	45,583,777
186,958	Thrivent Small Cap Stock Fund	3,944,813

	Total	131,513,589

Affiliated Fixed Income Mutual Funds (16.2%)
1,013,302	Thrivent Government Bond Fund	10,254,616
4,344,636	Thrivent High Yield Fund	20,593,574
6,124,221	Thrivent Income Fund	55,117,992
2,952,069	Thrivent Limited Maturity Bond Fund	36,517,087

	Total	122,483,269

Equity Mutual Funds (0.6%)
368	iShares Russell 2000 Growth Index Fund	52,090
4,270	iShares Russell 2000 Value Index Fund	405,949
1,590	iShares S&P Mid-Cap 400 Value ETF	194,632
1,540	ProShares Ultra S&P 500	100,562
17,330	SPDR Euro Stoxx 50 ETF	634,625
15,166	SPDR S&P 500 ETF Trust	3,153,466
591	SPDR S&P Biotech ETF	39,378
460	SPDR S&P MidCap 400 ETF Trust	120,847

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Mutual Funds (35.2%)	Value
Equity Mutual Funds (0.6%) - continued
2,110	SPDR S&P Oil & Gas Exploration & Production ETF	$78,239

	Total	4,779,788

Fixed Income Mutual Funds (0.9%)
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,684,160
40,430	iShares iBoxx $ Investment Grade Corporate Bond ETF	4,706,861

	Total	6,391,021

	Total Mutual Funds (cost $221,463,001)	265,167,667

Shares	Common Stock (17.4%)	Value
Consumer Discretionary (2.4%)
6,880	Aaron’s, Inc.	169,730
2,125	Amazon.com, Inc.[j]	1,330,038
420	AMC Entertainment Holdings, Inc.	11,495
1,330	American Axle & Manufacturing Holdings, Inc.[j]	29,473
2,530	American Eagle Outfitters, Inc.	38,658
1,104	American Public Education, Inc.[j]	23,990
615	AutoZone, Inc.[j]	482,412
2,850	Barnes & Noble, Inc.	37,021
5,370	Bed Bath & Beyond, Inc.[j]	320,213
2,500	Bloomin’ Brands, Inc.	42,425
240	Bob Evans Farms, Inc.	10,385
3,910	Brinker International, Inc.	177,944
2,380	Brown Shoe Company, Inc.	72,733
2,288	Brunswick Corporation	123,117
50	Buffalo Wild Wings, Inc.[j]	7,714
1,332	Burlington Stores, Inc.[j]	64,043
1,445	Cedar Fair, LP	80,920
1,050	Cheesecake Factory, Inc.	50,610
2,210	Chegg, Inc.[j]	15,249
2,600	Children’s Place, Inc.	139,542
670	Choice Hotels International, Inc.	35,048
690	Chuy’s Holdings, Inc.[j]	18,775
22,330	Comcast Corporation	1,398,305
3,247	Core-Mark Holding Company, Inc.	263,949
1,725	CSS Industries, Inc.	47,093
2,128	Culp, Inc.	63,861
930	Dana Holding Corporation	15,624
786	Del Frisco’s Restaurant Group, Inc.[j]	10,587
4,648	Delphi Automotive plc	386,667
2,026	Discovery Communications, Inc., Class Aj	59,645
1,700	DISH Network Corporation[j]	107,049
2,320	Dollar Tree, Inc.[j]	151,937
1,660	Domino’s Pizza, Inc.	177,072
698	Dorman Products, Inc.[j]	32,583
1,035	Drew Industries, Inc.	61,924
3,250	DSW, Inc.	81,055
2,124	Ethan Allen Interiors, Inc.	57,794
5,410	Finish Line, Inc.	100,788
10,000	Ford Motor Company	148,100
1,214	Fossil, Inc.[j]	66,054
2,089	Fred’s, Inc.	28,891
2,000	Gap, Inc.	54,440
4,860	Gentex Corporation	79,655
4,386	G-III Apparel Group, Ltd.[j]	241,625
8,459	Harley-Davidson, Inc.	418,298
2,220	Harman International Industries, Inc.	244,111
2,761	Haverty Furniture Companies, Inc.	64,635
900	Hilton Worldwide Holdings, Inc.	22,491
5,830	Home Depot, Inc.	720,821
3,430	Houghton Mifflin Harcourt Company[j]	67,194
1,177	Interval Leisure Group, Inc.	20,774
470	iRobot Corporation[j]	14,105
3,020	Jack in the Box, Inc.	225,081
5,860	Jarden Corporation[j]	262,528
1,117	Kate Spade & Company[j]	20,072
5,350	Krispy Kreme Doughnuts, Inc.[j]	73,242
5,468	Las Vegas Sands Corporation	270,721
3,050	La-Z-Boy, Inc.	87,077
206	Liberty Broadband Corporation[j]	11,077
2,800	Liberty Interactive Corporation[j]	76,636
2,140	Limited Brands, Inc.	205,397
262	Lithia Motors, Inc.	30,756
5,580	LKQ Corporation[j]	165,224
12,470	Lowe’s Companies, Inc.	920,660
570	Lululemon Athletica, Inc.[j]	28,027
2,180	Macy’s, Inc.	111,136
1,650	Marriott International, Inc.	126,687
2,928	MDC Partners, Inc.	60,844
1,211	Meritage Homes Corporation[j]	42,700
370	Movado Group, Inc.	9,524
4,717	National CineMedia, Inc.	66,981
2,350	Nautilus, Inc.[j]	40,044
1,363	New Media Investment Group, Inc.	21,944
6,740	NIKE, Inc.	883,142
1,714	Nord Anglia Education, Inc.[j]	33,594
6,150	Nutrisystem, Inc.	142,250
1,130	O’Reilly Automotive, Inc.[j]	312,174
3,161	Oxford Industries, Inc.	230,184
1,230	Papa John’s International, Inc.	86,309
2,283	Papa Murphy’s Holdings, Inc.[j]	31,528
1,394	Pier 1 Imports, Inc.	10,343
2,310	PVH Corporation	210,094
560	Ralph Lauren Corporation	62,031
858	Red Robin Gourmet Burgers, Inc.[j]	64,256
420	Rent-A-Center, Inc.	7,724
291	Restoration Hardware Holdings, Inc.[j]	29,999
5,030	Ross Stores, Inc.	254,417
1,540	Ruby Tuesday, Inc.[j]	8,054
1,150	Ruth’s Hospitality Group, Inc.	17,837
950	Scripps Networks Interactive, Inc.	57,076
1,290	Sherwin-Williams Company	344,211
830	Shutterfly, Inc.[j]	34,619
730	Signet Jewelers, Ltd.	110,186
705	Skechers USA, Inc.[j]	21,996
4,130	Sonic Corporation	117,870
3,707	Sportsman’s Warehouse Holdings, Inc.[j]	39,887
18,860	Staples, Inc.	244,991
15,260	Starbucks Corporation	954,818
6,010	Starwood Hotels & Resorts Worldwide, Inc.	480,019
2,578	Stein Mart, Inc.	22,841
6,300	Target Corporation	486,234
666	Tenneco, Inc.[j]	37,689
3,450	Time, Inc.	64,101
4,030	Toll Brothers, Inc.[j]	144,959
1,100	Tower International, Inc.[j]	30,217
650	Tractor Supply Company	60,054
8,478	Tuesday Morning Corporation[j]	45,866
560	Ulta Salon Cosmetics & Fragrance, Inc.[j]	97,418
1,670	Under Armour, Inc.[j]	158,784
536	Vail Resorts, Inc.	61,195

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (17.4%)	Value
Consumer Discretionary (2.4%) - continued
1,080	VF Corporation	$72,922
500	Winnebago Industries, Inc.	10,495
2,450	Wyndham Worldwide Corporation	199,308
6,650	Yum! Brands, Inc.	471,551
1,408	Zoe’s Kitchen, Inc.[j]	48,477

	Total	18,146,740

Consumer Staples (0.7%)
9,950	Altria Group, Inc.	601,677
4,950	Avon Products, Inc.	19,948
500	Blue Buffalo Pet Products, Inc.[j]	8,970
150	Boston Beer Company, Inc.[j]	32,939
310	Calavo Growers, Inc.	15,937
4,900	Campbell Soup Company	248,871
1,272	Casey’s General Stores, Inc.	135,112
17,180	Coca-Cola Company	727,573
550	Coca-Cola Enterprises, Inc.	28,237
8,680	CVS Health Corporation	857,410
1,005	Edgewell Personal Care Company	85,134
510	Energizer Holdings, Inc.	21,843
1,330	Flowers Foods, Inc.	35,910
2,400	Hain Celestial Group, Inc.[j]	119,640
260	Ingles Markets, Inc.	12,984
750	Ingredion, Inc.	71,295
2,360	Kimberly-Clark Corporation	282,516
820	Lancaster Colony Corporation	93,250
650	Molson Coors Brewing Company	57,265
1,200	Mondelez International, Inc.	55,392
1,620	Monster Beverage Corporation[j]	220,838
1,600	PepsiCo, Inc.	163,504
4,453	Philip Morris International, Inc.	393,645
1,772	Pinnacle Foods, Inc.	78,110
482	PriceSmart, Inc.	41,442
3,521	SpartanNash Company	98,236
3,830	SUPERVALU, Inc.[j]	25,163
390	Tootsie Roll Industries, Inc.	12,379
2,110	United Natural Foods, Inc.[j]	106,450
2,190	Universal Corporation	118,282
1,680	WhiteWave Foods Company[j]	68,846

	Total	4,838,798

Energy (2.8%)
1,393	Antero Resources Corporation[j]	32,833
6,924	Atwood Oceanics, Inc.	114,592
16,964	Baker Hughes, Inc.	893,664
2,918	Basic Energy Services, Inc.[j]	10,826
8,180	Bonanza Creek Energy, Inc.[j]	46,544
371	Bristow Group, Inc.	12,885
2,400	C&J Energy Services, Inc.[j]	11,976
4,205	Callon Petroleum Company[j]	36,499
19,024	Cameron International Corporation[j]	1,293,822
23,589	Canadian Natural Resources, Ltd.	547,737
12,625	Chevron Corporation	1,147,360
135	Cimarex Energy Company	15,938
689	Clayton Williams Energy, Inc.[j]	41,044
76,458	Cobalt International Energy, Inc.[j]	586,433
4,620	Columbia Pipeline Group, Inc.	95,957
7,329	Concho Resources, Inc.[j]	849,504
1,810	Delek US Holdings, Inc.	49,232
33,505	Denbury Resources, Inc.	118,608
5,300	Devon Energy Corporation	222,229
2,510	Diamond Offshore Drilling, Inc.	49,899
248	Diamondback Energy, Inc.[j]	18,312
105	Dril-Quip, Inc.[j]	6,464
100	Energen Corporation	5,815
6,070	Ensco plc	100,944
20,663	EOG Resources, Inc.	1,773,919
3,080	EP Energy Corporation[j]	16,971
21,912	EQT Corporation	1,447,726
5,460	Exterran Holdings, Inc.	118,700
13,090	Exxon Mobil Corporation	1,083,067
700	Forum Energy Technologies, Inc.[j]	9,275
1,950	Frank’s International NV	33,462
1,100	Green Plains, Inc.	22,561
1,525	Gulfport Energy Corporation[j]	46,467
12,700	Halliburton Company	487,426
500	Helix Energy Solutions Group, Inc.[j]	2,890
1,920	Helmerich & Payne, Inc.	108,038
1,340	HollyFrontier Corporation	65,620
300	Hornbeck Offshore Services, Inc.[j]	4,053
3,262	Laredo Petroleum Holdings, Inc.[j]	37,448
59,417	Marathon Oil Corporation	1,092,084
26,417	Marathon Petroleum Corporation	1,368,401
160	National Oilwell Varco, Inc.	6,022
250	Newfield Exploration Company[j]	10,048
7,420	Noble Corporation	99,947
810	Noble Energy, Inc.	29,030
30,507	Oasis Petroleum, Inc.[j]	354,796
195	Oceaneering International, Inc.	8,194
170	Oil States International, Inc.[j]	5,102
1,780	Parsley Energy, Inc.[j]	31,559
6,730	Patterson-UTI Energy, Inc.	100,210
870	PBF Energy, Inc.	29,580
53,498	Petroleo Brasileiro SA ADR[j]	261,070
3,780	Rice Energy, Inc.[j]	57,683
36,552	Rowan Companies plc	719,343
700	RSP Permian, Inc.[j]	19,194
7,655	Schlumberger, Ltd.	598,315
513	SemGroup Corporation	23,367
1,270	SM Energy Company	42,354
34,347	Southwestern Energy Company[j]	379,191
38,091	Suncor Energy, Inc. ADR	1,132,445
740	Superior Energy Services, Inc.	10,478
11,063	Teekay Tankers, Ltd.	84,521
2,972	Tesco Corporation	23,776
75	Tesoro Corporation	8,020
1,650	TETRA Technologies, Inc.[j]	11,121
22,968	Total SA ADR	1,107,747
2,061	U.S. Silica Holdings, Inc.	37,222
860	Unit Corporation[j]	10,845
133,939	Weatherford International, Ltd.[j]	1,371,535
1,550	Western Refining, Inc.	64,511
185	Whiting Petroleum Corporation[j]	3,188
220	World Fuel Services Corporation	9,781
2,120	WPX Energy, Inc.[j]	14,543

	Total	20,691,963

Financials (2.9%)
352	Acadia Realty Trust	11,577
2,510	ACE, Ltd.	284,985
2,126	Affiliated Managers Group, Inc.[j]	383,233
3,470	Alexandria Real Estate Equities, Inc.	311,398
2,530	Allied World Assurance Company Holdings AG	91,991
1,630	American Assets Trust, Inc.	68,721
3,980	American Campus Communities, Inc.	161,469
4,700	American Equity Investment Life Holding Company	120,696
4,200	American Financial Group, Inc.	303,198
5,500	American International Group, Inc.	346,830
620	Amerisafe, Inc.	33,933

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (17.4%)	Value
Financials (2.9%) - continued
12,480	Anworth Mortgage Asset Corporation	$59,530
1,500	Argo Group International Holdings, Ltd.	93,780
4,991	Arthur J. Gallagher & Company	218,256
680	Ashford Hospitality Prime, Inc.	9,996
3,160	Aspen Insurance Holdings, Ltd.	153,608
7,120	Assured Guaranty, Ltd.	195,373
1,540	BancorpSouth, Inc.	38,392
42,830	Bank of America Corporation	718,687
4,000	Bank of New York Mellon Corporation	166,600
1,228	Bank of the Ozarks, Inc.	61,425
1,100	BankFinancial Corporation	13,563
10,200	BB&T Corporation	378,930
9,915	BBCN Bancorp, Inc.	166,473
10,650	Blackstone Group, LP	352,089
1,900	Boston Private Financial Holdings, Inc.	21,774
3,920	Brandywine Realty Trust	52,920
3,425	Brixmor Property Group, Inc.	87,749
3,460	Brookline Bancorp, Inc.	39,271
650	Camden Property Trust	47,963
7,250	Capital One Financial Corporation	572,025
3,210	Cathay General Bancorp	100,473
1,500	CBRE Group, Inc.[j]	55,920
9,975	Cedar Realty Trust, Inc.	69,725
8,750	Charles Schwab Corporation	267,050
520	Chatham Lodging Trust	11,903
23,350	Citigroup, Inc.	1,241,519
1,680	Clifton Bancorp, Inc.	24,494
7,460	CNO Financial Group, Inc.	143,307
15,688	CoBiz Financial, Inc.	195,472
2,489	Columbia Banking System, Inc.	82,933
7,100	Comerica, Inc.	308,140
2,650	Corporate Office Properties Trust	60,950
890	Corrections Corporation of America	25,365
750	Digital Realty Trust, Inc.	55,470
381	Douglas Emmett, Inc.	11,640
3,150	Duke Realty Corporation	65,205
2,376	East West Bancorp, Inc.	95,967
500	Education Realty Trust, Inc.	17,955
2,744	Employers Holdings, Inc.	72,634
3,110	Encore Capital Group, Inc.[j]	126,577
3,330	Equity One, Inc.	88,511
1,481	Essent Group, Ltd.[j]	35,692
5,620	EverBank Financial Corporation	97,001
1,447	Evercore Partners, Inc.	78,138
371	Everest Re Group, Ltd.	66,027
660	Extra Space Storage, Inc.	52,298
11,160	F.N.B. Corporation	150,325
300	FCB Financial Holdings, Inc.[j]	10,668
1,390	FelCor Lodging Trust, Inc.	11,189
15,900	Fifth Third Bancorp	302,895
5,820	First Commonwealth Financial Corporation	53,486
250	First Defiance Financial Corporation	9,575
340	First Financial Bankshares, Inc.	11,308
560	First Financial Corporation	19,191
1,990	First Horizon National Corporation	28,218
3,440	First Industrial Realty Trust, Inc.	74,579
370	First Interstate BancSystem, Inc.	10,493
3,720	First Midwest Bancorp, Inc.	66,290
450	First NBC Bank Holding Company[j]	16,736
4,168	First Potomac Realty Trust	49,141
5,760	First Republic Bank	376,186
7,050	Franklin Resources, Inc.	287,358
6,390	Franklin Street Properties Corporation	66,584
2,208	Genworth Financial, Inc.[j]	10,333
320	German American Bancorp, Inc.	10,026
810	Getty Realty Corporation	13,673
3,320	Glacier Bancorp, Inc.	90,835
4,267	Green Bancorp, Inc.[j]	52,271
7,744	Hanmi Financial Corporation	197,472
1,360	Hanover Insurance Group, Inc.	114,580
7,700	Hartford Financial Services Group, Inc.	356,202
3,572	Hatteras Financial Corporation	51,115
1,530	HFF, Inc.	52,816
1,100	Highwoods Properties, Inc.	47,795
4,266	Home BancShares, Inc.	183,097
610	Hometrust Bancshares, Inc.[j]	11,553
7,260	Hospitality Properties Trust	194,858
6,939	Host Hotels & Resorts, Inc.	120,253
2,527	Houlihan Lokey, Inc.[j]	55,367
1,840	Hudson Pacific Properties, Inc.	52,569
39,154	Huntington Bancshares, Inc.	429,519
1,350	Inland Real Estate Corporation	11,948
3,510	Intercontinental Exchange, Inc.	885,924
12,400	Invesco, Ltd.	411,308
12,030	Investors Bancorp, Inc.	150,495
5,445	J.P. Morgan Chase & Company	349,841
5,550	Janus Capital Group, Inc.	86,191
677	Kennedy-Wilson Holdings, Inc.	16,600
7,300	KeyCorp	90,666
1,247	Kilroy Realty Corporation	82,102
1,910	Kite Realty Group Trust	50,443
1,390	Lamar Advertising Company	78,438
1,733	LaSalle Hotel Properties	50,968
800	Lazard, Ltd.	37,056
1,180	Legg Mason, Inc.	52,805
499	Lincoln National Corporation	26,701
600	M&T Bank Corporation	71,910
12,930	MetLife, Inc.	651,413
3,490	Monmouth Real Estate Investment Corporation	36,331
19,250	Morgan Stanley	634,672
2,230	MSCI, Inc.	149,410
2,050	NASDAQ OMX Group, Inc.	118,675
2,056	National Interstate Corporation	59,007
9,759	Navient Corporation	128,721
510	Navigators Group, Inc.[j]	43,529
1,400	Northern Trust Corporation	98,546
6,850	NorthStar Asset Management Corporation, Inc.	100,216
440	One Liberty Properties, Inc.	10,366
4,370	Oritani Financial Corporation	69,570
3,173	PacWest Bancorp	142,912
2,550	Parkway Properties, Inc.	42,661
2,658	Pebblebrook Hotel Trust	90,850
540	Pennsylvania Real Estate Investment Trust	12,139
1,060	PennyMac Financial Services, Inc.[j]	17,532
1,070	Post Properties, Inc.	63,922
1,040	Potlatch Corporation	32,490
2,310	Primerica, Inc.	110,025
1,729	ProAssurance Corporation	91,568
1,950	Progressive Corporation	64,603
4,610	Provident Financial Services, Inc.	93,675
215	PS Business Parks, Inc.	18,445
5,380	Radian Group, Inc.	77,849
8,030	Ramco-Gershenson Properties Trust	134,904

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (17.4%)	Value
Financials (2.9%) - continued
3,569	Raymond James Financial, Inc.	$196,688
1,040	Realogy Holdings Corporation[j]	40,664
1,606	Redwood Trust, Inc.	21,328
1,480	Renasant Corporation	51,252
2,000	Retail Properties of America, Inc.	29,940
1,878	RLJ Lodging Trust	47,119
730	Rouse Properties, Inc.	12,841
2,734	Safeguard Scientifics, Inc.[j]	48,529
349	Safety Insurance Group, Inc.	20,225
3,601	Sandy Spring Bancorp, Inc.	99,028
1,550	Selective Insurance Group, Inc.	56,559
610	Sierra Bancorp	9,888
620	Signature Bank[j]	92,330
640	Silver Bay Realty Trust Corporation REIT	10,368
25,240	SLM Corporation[j]	178,194
1,485	State Auto Financial Corporation	35,417
650	Store Capital Corporation	14,736
6,696	Summit Hotel Properties, Inc.	87,584
2,038	SVB Financial Group[j]	248,779
10,930	Synovus Financial Corporation	345,716
5,990	Talmer Bancorp, Inc.	100,752
3,460	TD Ameritrade Holding Corporation	119,266
3,707	Terreno Realty Corporation	82,963
600	Territorial Bancorp, Inc.	16,728
760	TriCo Bancshares	20,034
2,740	TrustCo Bank Corporation	17,070
800	U.S. Bancorp	33,744
1,178	UMH Properties, Inc.	11,650
510	Union Bankshares Corporation	12,776
580	Urstadt Biddle Properties, Inc.	11,658
958	W.R. Berkley Corporation	53,485
857	Washington Real Estate Investment Trust	23,148
3,800	Webster Financial Corporation	140,980
4,750	Wells Fargo & Company	257,165
6,744	Western Alliance Bancorp[j]	241,098
1,680	Western Asset Mortgage Capital Corporation	19,186
950	Whitestone REIT	11,742
739	Wintrust Financial Corporation	37,312
808	WSFS Financial Corporation	25,670
1,710	XL Group plc	65,117
20,773	Zions Bancorporation	597,639

	Total	21,699,152

Health Care (2.1%)
500	Abaxis, Inc.	25,105
9,880	Abbott Laboratories	442,624
529	ABIOMED, Inc.[j]	38,966
1,066	Acadia Healthcare Company, Inc.[j]	65,463
750	Acceleron Pharma, Inc.[j]	23,408
4,987	Acorda Therapeutics, Inc.[j]	179,731
3,200	Actavis, Inc.[j]	987,104
5,170	Aetna, Inc.	593,413
7,550	Affymetrix, Inc.[j]	69,460
4,776	Akorn, Inc.[j]	127,710
2,720	Alexion Pharmaceuticals, Inc.[j]	478,720
2,181	Align Technology, Inc.[j]	142,768
1,873	Allscripts Healthcare Solutions, Inc.[j]	26,334
1,600	AmerisourceBergen Corporation	154,416
3,700	Amgen, Inc.	585,266
7,747	AMN Healthcare Services, Inc.[j]	219,782
800	AmSurg Corporation[j]	56,072
143	Anacor Pharmaceuticals, Inc.[j]	16,075
1,434	Analogic Corporation	125,647
3,629	Asterias Biotherapeutics, Inc.[j]	16,621
201	Atrion Corporation	74,169
7,010	Baxalta, Inc.	241,565
1,110	BioMarin Pharmaceutical, Inc.[j]	129,914
200	Bio-Rad Laboratories, Inc.[j]	27,896
542	C.R. Bard, Inc.	101,002
5,550	Cambrex Corporation[j]	255,133
550	Cardinal Health, Inc.	45,210
1,649	Cardiovascular Systems, Inc.[j]	22,591
2,840	Centene Corporation[j]	168,923
12,100	Cerner Corporation[j]	802,109
330	CONMED Corporation	13,385
920	Cooper Companies, Inc.	140,171
5,191	Depomed, Inc.[j]	90,843
2,350	Edwards Lifesciences Corporation[j]	369,302
2,064	Ensign Group, Inc.	87,018
4,720	Envision Healthcare Holdings, Inc.[j]	133,104
553	EXACT Sciences Corporation[j]	4,606
7,437	ExamWorks Group, Inc.[j]	210,021
3,600	Express Scripts Holding Company[j]	310,968
5,700	Gilead Sciences, Inc.	616,341
2,320	Globus Medical, Inc.[j]	51,852
2,030	Greatbatch, Inc.[j]	108,504
3,630	HCA Holdings, Inc.[j]	249,708
1,210	HealthSouth Corporation	42,144
1,470	Healthways, Inc.[j]	17,302
1,300	Hill-Rom Holdings, Inc.	68,497
2,900	Hologic, Inc.[j]	112,694
1,343	Impax Laboratories, Inc.[j]	46,508
1,007	Inogen, Inc.[j]	43,039
688	Intersect ENT, Inc.[j]	13,182
2,722	Ironwood Pharmaceuticals, Inc.[j]	30,922
4,280	Kindred Healthcare, Inc.	57,352
229	LivaNova plc[j]	15,178
1,100	Magellan Health Services, Inc.[j]	58,740
990	MedAssets, Inc.[j]	23,443
6,975	Medtronic, Inc.	515,592
16,740	Merck & Company, Inc.	915,008
360	Mettler-Toledo International, Inc.[j]	111,956
400	Molina Healthcare, Inc.[j]	24,800
2,920	Mylan NVj	128,743
1,287	National Healthcare Corporation	84,015
230	Neogen Corporation[j]	12,432
1,428	Neurocrine Biosciences, Inc.[j]	70,101
3,421	NuVasive, Inc.[j]	161,334
1,390	NxStage Medical, Inc.[j]	23,227
1,260	Perrigo Company plc	198,752
35,910	Pfizer, Inc.	1,214,476
1,810	PharMerica Corporation[j]	51,712
650	Providence Service Corporation[j]	33,573
126	Puma Biotechnology, Inc.[j]	10,385
1,500	Quest Diagnostics, Inc.	101,925
2,350	Quintiles Transnational Holdings, Inc.[j]	149,578
6,900	Roche Holding AG ADR	233,979
620	Sagent Pharmaceuticals, Inc.[j]	10,422
3,400	Spectrum Pharmaceuticals, Inc.[j]	17,714
4,196	Team Health Holdings, Inc.[j]	250,375
4,074	Teleflex, Inc.	541,842
2,664	Triple-S Management Corporation[j]	54,852
6,540	UnitedHealth Group, Inc.	770,281
2,200	Universal Health Services, Inc.	268,598
880	Vanda Pharmaceuticals, Inc.[j]	9,451
810	VCA Antech, Inc.[j]	44,364
2,345	Veeva Systems, Inc.[j]	59,493
4,344	Vertex Pharmaceuticals, Inc.[j]	541,871

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (17.4%)	Value
Health Care (2.1%) - continued
600	Waters Corporation[j]	$76,680
1,333	Wellcare Health Plans, Inc.[j]	118,104
1,750	West Pharmaceutical Services, Inc.	105,018

	Total	16,068,674

Industrials (2.0%)
1,980	3M Company	311,276
780	A.O. Smith Corporation	59,920
900	AAR Corporation	20,421
2,790	ABM Industries, Inc.	79,236
3,300	ADT Corporation	109,032
2,839	Aegion Corporation[j]	54,764
1,190	Alaska Air Group, Inc.	90,738
7,580	AMETEK, Inc.	415,536
3,413	Applied Industrial Technologies, Inc.	140,991
1,100	Argan, Inc.	40,645
1,422	Astec Industries, Inc.	46,215
1,680	AZZ, Inc.	92,954
1,630	B/E Aerospace, Inc.	76,528
3,134	Beacon Roofing Supply, Inc.[j]	110,912
5,750	Boeing Company	851,402
520	Brady Corporation	11,830
2,440	Brink’s Company	75,591
3,750	Caterpillar, Inc.	273,712
1,198	CIRCOR International, Inc.	55,012
3,394	CLARCOR, Inc.	169,225
3,086	Comfort Systems USA, Inc.	98,536
6,540	Copart, Inc.[j]	236,813
1,790	Corporate Executive Board Company	133,820
19,050	CSX Corporation	514,159
677	Cubic Corporation	30,363
350	Cummins, Inc.	36,229
1,800	Curtiss-Wright Corporation	125,208
3,800	Danaher Corporation	354,578
17,000	Delta Air Lines, Inc.	864,280
1,580	DigitalGlobe, Inc.[j]	23,589
2,710	Donaldson Company, Inc.	81,842
1,500	Eaton Corporation	83,865
5,051	EMCOR Group, Inc.	243,862
1,635	Equifax, Inc.	174,242
2,278	ESCO Technologies, Inc.	84,491
5,100	Expeditors International of Washington, Inc.	253,929
3,000	Federal Signal Corporation	45,180
900	Flowserve Corporation	41,724
4,370	Fortune Brands Home and Security, Inc.	228,682
1,611	Franklin Electric Company, Inc.	53,099
3,378	FTI Consulting, Inc.[j]	114,886
1,487	G & K Services, Inc.	97,874
3,489	Gibraltar Industries, Inc.[j]	88,341
4,310	Granite Construction, Inc.	141,540
783	H&E Equipment Services, Inc.	15,120
490	Hawaiian Holdings, Inc.[j]	17,003
1,293	Healthcare Services Group, Inc.	48,177
1,999	Heico Corporation	100,830
793	Hillenbrand, Inc.	23,528
3,012	HNI Corporation	129,335
4,189	Honeywell International, Inc.	432,640
1,174	Hub Group, Inc.[j]	46,937
1,300	Huntington Ingalls Industries, Inc.	155,922
3,259	Huron Consulting Group, Inc.[j]	157,410
600	Illinois Tool Works, Inc.	55,164
5,500	Ingersoll-Rand plc	325,930
1,900	Insperity, Inc.	88,274
1,750	JB Hunt Transport Services, Inc.	133,648
412	John Bean Technologies Corporation	18,482
1,475	Kaman Corporation	57,363
1,360	KAR Auction Services, Inc.	52,224
2,552	Kforce, Inc.	71,737
8,520	Korn/Ferry International	309,872
1,859	Landstar System, Inc.	117,191
400	Lincoln Electric Holdings, Inc.	23,924
1,150	Lockheed Martin Corporation	252,805
1,920	Manpower, Inc.	176,218
3,350	Masco Corporation	97,150
471	Matthews International Corporation	27,191
2,772	McGrath Rentcorp	83,299
6,910	Meritor, Inc.[j]	75,112
490	Middleby Corporation[j]	57,301
1,188	Mine Safety Appliances Company	51,654
2,600	Mueller Water Products, Inc.	22,880
4,257	Navigant Consulting, Inc.[j]	73,220
1,400	Nielsen Holdings plc	66,514
694	Nordson Corporation	49,441
1,100	Northrop Grumman Corporation	206,525
1,500	Old Dominion Freight Line, Inc.[j]	92,910
4,257	On Assignment, Inc.[j]	192,033
2,504	Oshkosh Corporation	102,889
1,100	Pentair, Ltd.	61,512
1,465	PGT, Inc.[j]	17,668
2,750	PowerSecure International, Inc.[j]	34,265
7,355	Progressive Waste Solutions, Ltd.	176,888
1,423	Proto Labs, Inc.[j]	92,267
530	Quanex Building Products Corporation	10,001
4,170	Raven Industries, Inc.	75,936
436	RBC Bearings, Inc.[j]	29,818
1,520	Resources Connection, Inc.	27,284
810	Rexnord Corporation[j]	14,969
4,214	Ritchie Brothers Auctioneers, Inc.	109,438
1,580	Robert Half International, Inc.	83,203
1,400	Rockwell Automation, Inc.	152,824
830	Roper Industries, Inc.	154,671
1,080	Ryder System, Inc.	77,522
1,178	Saia, Inc.[j]	27,813
7,320	Southwest Airlines Company	338,843
700	Spirit Aerosystems Holdings, Inc.[j]	36,918
3,540	Stericycle, Inc.[j]	429,650
1,017	Sun Hydraulics Corporation	29,788
1,362	Swift Transportation Company[j]	21,288
1,961	Tennant Company	113,581
840	Tetra Tech, Inc.	22,596
2,164	Textron, Inc.	91,256
2,290	Toro Company	172,368
1,221	Triumph Group, Inc.	56,874
1,915	Tyco International plc	69,783
270	UniFirst Corporation	28,369
4,570	Union Pacific Corporation	408,330
3,050	United Parcel Service, Inc.	314,211
1,400	United Rentals, Inc.[j]	104,804
1,432	Universal Forest Products, Inc.	104,006
1,904	Universal Truckload Services, Inc.	30,426
900	Verisk Analytics, Inc.[j]	64,449
800	WABCO Holdings, Inc.[j]	89,784
1,168	WageWorks, Inc.[j]	56,087
3,690	Waste Connections, Inc.	201,031
255	Watsco, Inc.	31,373
2,490	Wesco Aircraft Holdings, Inc.[j]	31,025
3,470	West Corporation	82,621

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (17.4%)	Value
Industrials (2.0%) - continued
816	Woodward, Inc.	$37,128

	Total	15,357,593

Information Technology (3.2%)
1,220	A10 Networks, Inc.[j]	8,760
1,600	Accenture plc	171,520
7,490	ACI Worldwide, Inc.[j]	179,385
2,018	Advanced Energy Industries, Inc.[j]	57,069
3,180	Agilent Technologies, Inc.	120,077
2,710	Akamai Technologies, Inc.[j]	164,822
6,770	Alibaba Group Holding, Ltd. ADR[j]	567,529
600	Alliance Data Systems Corporation[j]	178,386
987	Alphabet, Inc., Class Aj	727,804
1,764	Alphabet, Inc., Class Cj	1,253,869
634	Ambarella, Inc.[j]	31,345
3,610	Amkor Technology, Inc.[j]	22,454
4,980	Amphenol Corporation	270,016
550	Analog Devices, Inc.	33,066
1,770	ANSYS, Inc.[j]	168,699
11,189	Apple, Inc.	1,337,085
6,532	Applied Materials, Inc.	109,542
930	Arista Networks, Inc.[j]	59,994
2,355	Aspen Technology, Inc.[j]	97,473
3,250	Atmel Corporation	24,700
1,350	AVG Technologies NVj	31,995
2,090	AVX Corporation	28,215
2,590	Belden, Inc.	165,838
1,890	Booz Allen Hamilton Holding Corporation	55,679
3,230	Broadridge Financial Solutions, Inc.	192,443
26,723	Brocade Communications Systems, Inc.	278,454
5,026	Brooks Automation, Inc.	55,487
1,929	Cabot Microelectronics Corporation[j]	81,346
1,070	CACI International, Inc.[j]	103,833
530	Cadence Design Systems, Inc.[j]	11,777
997	Cardtronics, Inc.[j]	34,397
751	Cavium, Inc.[j]	53,283
4,080	Ciena Corporation[j]	98,491
59,280	Cisco Systems, Inc.	1,710,228
211	Citrix Systems, Inc.[j]	17,323
3,262	Cognex Corporation	122,651
2,600	Cognizant Technology Solutions Corporation[j]	177,086
1,310	Coherent, Inc.[j]	71,002
1,100	Comtech Telecommunications Corporation	26,576
664	Constant Contact, Inc.[j]	17,330
1,150	Convergys Corporation	29,520
4,640	CoreLogic, Inc.[j]	180,867
441	Cornerstone OnDemand, Inc.[j]	13,892
3,440	Criteo SA ADR[j]	130,926
790	Cvent, Inc.[j]	24,972
1,417	Demandware, Inc.[j]	80,344
596	DST Systems, Inc.	72,801
6,250	eBay, Inc.[j]	174,375
3,565	Electro Rent Corporation	37,005
28,780	EMC Corporation	754,612
1,865	Envestnet, Inc.[j]	55,689
820	EVERTEC, Inc.	14,957
2,120	ExlService Holdings, Inc.[j]	93,831
1,300	F5 Networks, Inc.[j]	143,260
2,891	Fabrinet[j]	62,648
17,410	Facebook, Inc.[j]	1,775,298
2,425	FARO Technologies, Inc.[j]	81,941
1,991	FEI Company	143,730
800	FleetCor Technologies, Inc.[j]	115,888
1,400	FLIR Systems, Inc.	37,338
4,100	Fortinet, Inc.[j]	140,876
2,040	Gartner, Inc.[j]	184,967
3,440	Glu Mobile, Inc.[j]	14,173
1,060	GrubHub, Inc.[j]	25,419
4,616	Guidewire Software, Inc.[j]	268,790
1,780	Harmonic, Inc.[j]	10,253
5,999	HomeAway, Inc.[j]	189,328
2,100	IAC/InterActiveCorporation	140,721
1,800	Imperva, Inc.[j]	127,116
600	Infoblox, Inc.[j]	9,786
6,800	Intel Corporation	230,248
1,306	Intersil Corporation	17,696
4,811	Ixia[j]	69,327
2,954	Juniper Networks, Inc.	92,726
1,580	Keysight Technologies, Inc.[j]	52,266
787	Liberty Tripadvisor Holdings, Inc.[j]	24,547
719	Littelfuse, Inc.	71,850
610	LogMeIn, Inc.[j]	41,090
577	Manhattan Associates, Inc.[j]	42,034
2,750	Marvell Technology Group, Ltd.	22,577
3,170	MasterCard, Inc.	313,798
3,061	Maxim Integrated Products, Inc.	125,440
1,143	Methode Electronics, Inc.	38,096
2,980	Microsemi Corporation[j]	107,310
40,140	Microsoft Corporation	2,112,970
3,032	Monolithic Power Systems, Inc.	189,257
160	Morningstar, Inc.	13,138
1,600	Nanometrics, Inc.[j]	24,448
4,180	National Instruments Corporation	127,365
2,596	Newport Corporation[j]	39,226
1,420	Nice Systems, Ltd. ADR	87,784
19,832	NVIDIA Corporation	562,634
1,200	NXP Semiconductors NVj	94,020
3,580	OmniVision Technologies, Inc.[j]	103,355
13,900	Oracle Corporation	539,876
910	Palo Alto Networks, Inc.[j]	146,510
3,770	Pandora Media, Inc.[j]	43,393
1,850	Parametric Technology Corporation[j]	65,564
9,925	PayPal Holdings, Inc.[j]	357,399
1,684	Plantronics, Inc.	90,296
4,286	Progress Software Corporation[j]	104,064
1,579	Proofpoint, Inc.[j]	111,225
2,300	QLIK Technologies, Inc.[j]	72,151
2,370	Rackspace Hosting, Inc.[j]	61,264
1,630	RealPage, Inc.[j]	27,547
2,550	Red Hat, Inc.[j]	201,730
2,050	Ruckus Wireless, Inc.[j]	23,124
11,770	Salesforce.com, Inc.[j]	914,647
2,320	ServiceNow, Inc.[j]	189,428
2,150	Symantec Corporation	44,290
189	SYNNEX Corporation	16,715
1,590	Synopsys, Inc.[j]	79,468
4,511	Teradyne, Inc.	88,055
2,360	Tessera Technologies, Inc.	82,529
9,490	Texas Instruments, Inc.	538,273
1,804	Textura Corporation[j]	52,965
267	Tyler Technologies, Inc.[j]	45,486
966	Ultimate Software Group, Inc.[j]	197,402
1,700	Ultra Clean Holdings, Inc.[j]	8,296
2,700	Vantiv, Inc.[j]	135,405
2,880	Veeco Instruments, Inc.[j]	51,898
6,547	Virtusa Corporation[j]	375,994
12,740	Visa, Inc.	988,369
2,390	Web.com Group, Inc.[j]	56,093

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (17.4%)	Value
Information Technology (3.2%) - continued
2,300	Xerox Corporation	$21,597

	Total	24,386,607

Materials (0.8%)
2,419	Agnico Eagle Mines, Ltd.	68,434
1,380	Airgas, Inc.	132,701
5,000	Albemarle Corporation	267,600
12,700	Alcoa, Inc.	113,411
1,349	American Vanguard Corporation	18,090
1,450	Avery Dennison Corporation	94,206
2,382	Axalta Coating Systems, Ltd.[j]	65,815
3,800	Axiall Corporation	76,950
1,120	Balchem Corporation	76,496
2,023	Ball Corporation	138,575
13,518	Barrick Gold Corporation	103,953
1,710	Berry Plastics Group, Inc.[j]	57,285
950	Celanese Corporation	67,497
2,371	CF Industries Holdings, Inc.	120,376
5,216	Chemtura Corporation[j]	166,599
540	Clearwater Paper Corporation[j]	27,232
350	Compass Minerals International, Inc.	28,434
7,741	Crown Holdings, Inc.[j]	410,583
5,870	Dow Chemical Company	303,303
1,120	Eagle Materials, Inc.	73,954
1,650	Eastman Chemical Company	119,080
9,394	Eldorado Gold Corporation	32,879
2,650	FMC Corporation	107,881
10,650	Freeport-McMoRan, Inc.	125,350
9,206	Goldcorp, Inc.	118,021
2,230	Graphic Packaging Holding Company	31,577
5,900	Horsehead Holding Corporation[j]	16,756
2,505	Innospec, Inc.	138,376
6,211	International Paper Company	265,148
900	KapStone Paper and Packaging Corporation	19,575
16,207	Kinross Gold Corporation[j]	32,576
480	Koppers Holdings, Inc.	9,101
627	Martin Marietta Materials, Inc.	97,279
847	Minerals Technologies, Inc.	49,922
1,850	Monsanto Company	172,457
7,000	Mosaic Company	236,530
3,559	Myers Industries, Inc.	55,556
5,676	Newmont Mining Corporation	110,455
5,710	Nucor Corporation	241,533
2,560	Olin Corporation	49,101
5,046	Owens-Illinois, Inc.[j]	108,741
3,895	Packaging Corporation of America	266,613
5,397	PolyOne Corporation	180,476
310	Reliance Steel & Aluminum Company	18,588
3,699	Rock-Tenn Company	198,858
868	Royal Gold, Inc.	41,525
1,400	RPM International, Inc.	63,994
980	Schnitzer Steel Industries, Inc.	16,523
1,100	Scotts Miracle-Gro Company	72,776
2,680	Sealed Air Corporation	131,642
500	Silgan Holdings, Inc.	25,435
4,112	Silver Wheaton Corporation	55,882
2,890	Sonoco Products Company	123,374
6,579	Steel Dynamics, Inc.	121,514
1,266	Stillwater Mining Company[j]	11,824
7,192	Teck Resources, Ltd.	42,217
1,332	Vulcan Materials Company	128,645
450	Westlake Chemical Corporation	27,122
13,609	Yamana Gold, Inc.	29,804

	Total	6,106,200

Telecommunications Services (0.1%)
950	Level 3 Communications, Inc.[j]	48,402
1,830	SBA Communications Corporation[j]	217,807
9,663	Verizon Communications, Inc.	453,001
6,750	Vonage Holdings Corporation[j]	40,973

	Total	760,183

Utilities (0.4%)
440	Ameren Corporation	19,219
4,050	American Electric Power Company, Inc.	229,432
7,300	American Water Works Company, Inc.	418,728
1,510	Aqua America, Inc.	43,186
1,010	Artesian Resources Corporation	24,604
400	Atmos Energy Corporation	25,200
480	Avista Corporation	16,248
2,400	Edison International, Inc.	145,248
2,024	El Paso Electric Company	78,268
1,314	FirstEnergy Corporation	40,997
970	IDACORP, Inc.	64,845
2,270	Laclede Group, Inc.	132,954
430	Middlesex Water Company	11,081
880	New Jersey Resources Corporation	27,878
4,620	NiSource, Inc.	88,519
640	NorthWestern Corporation	34,682
600	NRG Yield, Inc.	8,664
1,260	Otter Tail Corporation	34,574
1,480	Pacific Ethanol, Inc.[j]	8,895
12,780	PG&E Corporation	682,452
2,318	PNM Resources, Inc.	65,182
1,800	Public Service Enterprise Group, Inc.	74,322
1,230	Renewable Energy Group, Inc.[j]	9,705
5,400	Southern Company	243,540
1,466	Southwest Gas Corporation	90,100
2,170	Vectren Corporation	98,670
1,300	Westar Energy, Inc.	51,610
6,350	Wisconsin Energy Corporation	327,406

	Total	3,096,209

	Total Common Stock (cost $116,879,052)	131,152,119

Shares	Collateral Held for Securities Loaned (0.1%)	Value
467,514	Thrivent Cash Management Trust	467,514

	Total Collateral Held for Securities Loaned (cost $467,514)	467,514

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares or Principal Amount	Short-Term Investments (16.5%)[k]	Value
	Federal Home Loan Bank Discount Notes
1,000,000	0.090%, 11/10/2015	$999,977
3,500,000	0.100%, 11/17/2015	3,499,844
8,000,000	0.020%, 11/18/2015[l]	7,999,660
4,000,000	0.020%, 11/23/2015	3,999,890
3,000,000	0.080%, 11/27/2015	2,999,827
6,000,000	0.070%, 11/30/2015	5,999,662
3,500,000	0.060%, 12/2/2015	3,499,819
9,000,000	0.065%, 12/4/2015	8,999,464
5,000,000	0.065%, 12/7/2015	4,999,675
5,700,000	0.120%, 12/8/2015	5,699,297
12,000,000	0.064%, 12/9/2015	11,999,189
4,000,000	0.068%, 12/11/2015	3,999,700
2,000,000	0.075%, 12/16/2015[l]	1,999,812
8,000,000	0.100%, 1/4/2016	7,998,578
7,400,000	0.100%, 1/5/2016	7,398,664
18,000,000	0.106%, 1/6/2016	17,996,517
7,000,000	0.110%, 1/13/2016	6,998,439
3,000,000	0.115%, 1/20/2016	2,999,233
	Federal Home Loan Mortgage Corporation Discount Notes
3,700,000	0.105%, 12/18/2015[m]	3,699,493
1,200,000	0.100%, 1/12/2016[l]	1,199,760
	Federal National Mortgage Association Discount Notes
1,000,000	0.165%, 11/12/2015	999,949
1,000,000	0.070%, 1/8/2016	999,868
200,000	0.090%, 1/20/2016[l]	199,960
	Thrivent Cash Management Trust
7,000,000	0.110%	7,000,000

	Total Short-Term Investments (at amortized cost)	124,186,277

	Total Investments (cost $783,071,938) 111.5%	$840,614,117

	Other Assets and Liabilities, Net (11.5%)	(86,537,374)

	Total Net Assets 100.0%	$754,076,743

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $21,290,058 or 2.8% of total net assets.

e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
g

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At October 31, 2015, $119,984 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Fund as of October 31, 2015 was $10,301,875 or 1.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$169,915
Apidos CLO XVIII, 7/22/2026	6/25/2014	174,563
Ares CLO, Ltd., 10/12/2023	5/15/2015	550,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	169,915
Bayview Opportunity Master Fund Trust, 2/28/2035	9/1/2015	867,352
Betony CLO, Ltd., 4/15/2027	2/25/2015	150,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	170,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	169,828
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	175,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	175,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	170,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	175,000
CoBank ACB, 6/15/2022	10/18/2013	77,033
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	170,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	214,288
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	550,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	174,825
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	498,750
Limerock CLO III, LLC, 10/20/2026	10/16/2014	500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	189,772
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	550,000
Magnetite XII, Ltd., 4/15/2027	2/6/2015	525,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	523,640
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	150,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	525,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	170,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	498,750
OZLM VIII, Ltd., 10/17/2026	8/7/2014	169,031
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	400,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Security	Acquisition Date	Cost
Shackleton VII CLO, Ltd., 4/15/2027	3/27/2015	$525,000
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	166,323
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	496,250
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	169,745

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (16.6%)[a]	Value
Basic Materials (0.9%)
	Alpha Natural Resources, Inc., Term Loan
$398,879	3.500%, 5/22/2020	$170,146
	Fortescue Metals Group, Ltd., Term Loan
887,332	4.250%, 6/30/2019	748,846
	Ineos US Finance, LLC, Term Loan
559,319	3.750%, 12/15/2020	543,938
	NewPage Corporation, Term Loan
881,362	9.500%, 2/11/2021	453,584
	Tronox Pigments BV, Term Loan
663,682	4.250%, 3/19/2020	608,351

	Total	2,524,865

Capital Goods (0.7%)
	ADS Waste Holdings, Inc., Term Loan
503,180	3.750%, 10/9/2019	496,578
	Berry Plastics Group, Inc., Term Loan
493,450	3.500%, 2/8/2020	488,772
	Rexnord, LLC, Term Loan
499,800	4.000%, 8/21/2020	493,448
	Silver II Borrower, Term Loan
459,986	4.000%, 12/13/2019	420,119

	Total	1,898,917

Communications Services (5.1%)
	Altice Financing SA, Term Loan
573,563	5.250%, 2/4/2022	569,404
	Atlantic Broadband Penn, LLC, Term Loan
567,276	3.250%, 11/30/2019	563,447
	Birch Communication, Inc., Term Loan
670,354	7.750%, 7/17/2020	663,651
	Cengage Learning Acquisitions, Term Loan
553,140	7.000%, 3/31/2020	549,130
	Cincinnati Bell, Inc., Term Loan
416,500	4.000%, 9/10/2020	411,294
	Clear Channel Communications, Inc., Term Loan
14,411	7.688%, 7/30/2019	12,126
	CSC Holdings, LLC, Term Loan
300,000	5.000%, 10/9/2022	300,858
	Fairpoint Communications, Term Loan
498,496	7.500%, 2/14/2019	498,676
	Grande Communications Networks, LLC, Term Loan
562,074	4.500%, 5/29/2020	557,858
	Gray Television, Inc., Term Loan
333,863	3.750%, 6/13/2021	332,777
	Hargray Communications Group, Inc., Term Loan
596,632	5.250%, 6/26/2019	595,391
	iHeartCommunications, Inc., Term Loan
519,808	6.938%, 1/30/2019	434,529
	Integra Telecom Holdings, Inc., Term Loan
588,571	5.250%, 8/14/2020	582,132
	Intelsat Jackson Holdings SA, Term Loan
502,409	3.750%, 6/30/2019	486,262
	Level 3 Communications, Inc., Term Loan
490,000	4.000%, 8/1/2019	491,122
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
605,000	4.500%, 1/7/2022	587,757
	LTS Buyer, LLC, Term Loan
537,625	4.000%, 4/13/2020	528,889
	MCC Georgia, LLC, Term Loan
375,250	3.750%, 6/30/2021	370,871
	McGraw-Hill Global Education Holdings, LLC, Term Loan
495,929	4.750%, 3/22/2019	495,488
	NEP/NCP Holdco, Inc., Term Loan
494,623	4.250%, 1/22/2020	473,601
	NTelos, Inc., Term Loan
293,199	5.750%, 11/9/2019	291,000
	Numericable US, LLC, Term Loan
550,000	4.000%, 7/29/2022	541,810
20,000	0.000%, 1/31/2023[b,c]	19,764
	SBA Senior Finance II, LLC, Term Loan
567,813	3.250%, 3/24/2021	563,287
	TNS, Inc., Term Loan
485,773	5.000%, 2/14/2020	481,120
	Univision Communications, Inc., Term Loan
532,417	4.000%, 3/1/2020	528,690
	Virgin Media Investment Holdings, Ltd., Term Loan
360,227	3.500%, 6/30/2023	358,040
	WideOpenWest Finance, LLC, Term Loan
542,378	4.500%, 4/1/2019	532,659
	WMG Acquisition Corporation, Term Loan
455,700	3.750%, 7/1/2020	442,922
	XO Communications, LLC, Term Loan
443,250	4.250%, 3/20/2021	440,147
	Yankee Cable Acquisition, LLC, Term Loan
517,008	4.250%, 3/1/2020	514,262
	Zayo Group, LLC, Term Loan
586,473	3.750%, 5/6/2021	585,464

	Total	14,804,428

Consumer Cyclical (3.1%)
	Amaya Gaming Group, Inc., Term Loan
1,049,420	5.000%, 8/1/2021	1,023,373
	Burlington Coat Factory Warehouse Corporation, Term Loan
435,997	4.250%, 8/13/2021	436,067
	Ceridian HCM Holding, Inc., Term Loan
245,152	4.500%, 9/15/2020	225,336
	Charter Communications Operating, LLC, Term Loan
488,750	3.000%, 1/3/2021	483,559

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (16.6%)[a]	Value
Consumer Cyclical (3.1%) - continued
	Chrysler Group, LLC, Term Loan
$63,346	3.500%, 5/24/2017	$63,257
	Golden Nugget, Inc., Delayed Draw
68,580	5.500%, 11/21/2019	68,623
	Golden Nugget, Inc., Term Loan
160,020	5.500%, 11/21/2019	160,121
	Hilton Worldwide Finance, LLC, Term Loan
637,456	3.500%, 10/26/2020	638,451
	IMG Worldwide, Inc., Term Loan
652,571	5.250%, 5/6/2021	650,737
	J.C. Penney Corporation, Inc., Term Loan
542,513	6.000%, 5/22/2018	540,478
	Marina District Finance Company, Inc., Term Loan
285,276	6.500%, 8/15/2018	285,094
	MGM Resorts International, Term Loan
439,824	3.500%, 12/20/2019	438,909
	Michaels Stores, Inc., Term Loan
582,625	4.000%, 1/28/2020	583,598
	Mohegan Tribal Gaming Authority, Term Loan
818,948	5.500%, 6/15/2018	809,121
	Pinnacle Entertainment, Inc., Term Loan
237,280	3.750%, 8/13/2020	236,884
	ROC Finance, LLC, Term Loan
553,700	5.000%, 6/20/2019	520,999
	Scientific Games International, Inc., Term Loan
545,288	6.000%, 10/18/2020	532,081
94,524	6.000%, 10/1/2021	92,220
	Seminole Hard Rock Entertainment, Inc., Term Loan
602,002	3.500%, 5/14/2020	592,219
	Seminole Indian Tribe of Florida, Term Loan
403,114	3.000%, 4/29/2020	401,401

	Total	8,782,528

Consumer Non-Cyclical (2.5%)
	Albertsons, Inc., Term Loan
758,985	5.375%, 3/21/2019	757,953
	Catalina Marketing Corporation, Term Loan
553,000	4.500%, 4/9/2021	478,113
	CHS/Community Health Systems, Inc., Term Loan
134,374	3.575%, 12/31/2018	133,646
126,108	3.750%, 1/27/2021	125,498
232,036	4.000%, 1/27/2021	231,263
	Endo Luxembourg Finance I Co Sarl, Term Loan
405,000	3.750%, 9/26/2022	397,597
	HCA, Inc., Term Loan
431,200	2.938%, 3/31/2017	431,101
	JBS USA, LLC, Term Loan
439,511	3.750%, 5/25/2018	438,961
110,000	4.000%, 10/31/2022	110,067
	Libbey Glass, Inc., Term Loan
276,500	3.750%, 4/9/2021	275,001
	LTF Merger Sub, Inc., Term Loan
473,813	4.250%, 6/10/2022	470,159
	Ortho-Clinical Diagnostics, Inc., Term Loan
685,791	4.750%, 6/30/2021	674,935
	Owens-Brockway Glass Container, Inc., Term Loan
548,625	3.500%, 9/1/2022	549,766
	Roundy’s Supermarkets, Inc., Term Loan
522,495	5.750%, 3/3/2021	426,486
	Sterigenics-Nordion Holdings, LLC, Term Loan
322,500	4.250%, 5/16/2022	318,872
	Supervalu, Inc., Term Loan
535,943	4.500%, 3/21/2019	534,748
	Valeant Pharmaceuticals International, Inc., Term Loan
475,000	0.000%, 4/1/2022[b,c]	440,919
	Visant Corporation, Term Loan
504,970	7.000%, 9/23/2021	502,683

	Total	7,297,768

Energy (1.1%)
	Arch Coal, Inc., Term Loan
488,660	6.250%, 5/16/2018	251,968
	Aria Energy Operating, LLC, Term Loan
257,729	5.000%, 5/27/2022	247,420
	Energy Solutions, LLC, Term Loan
633,054	6.750%, 5/29/2020	614,062
	Exgen Renewables I, LLC, Term Loan
326,855	5.250%, 2/6/2021	327,672
	McJunkin Red Man Corporation, Term Loan
379,016	4.750%, 11/8/2019	368,593
	MEG Energy Corporation, Term Loan
558,152	0.000%, 3/31/2020[b,c]	523,865
	Offshore Group Investment, Ltd., Term Loan
705,031	5.750%, 3/28/2019	199,171
	Pacific Drilling SA, Term Loan
532,737	4.500%, 6/3/2018	286,789
	Targa Resources Partners, LP, Term Loan
251,163	5.750%, 2/27/2022	250,221

	Total	3,069,761

Financials (0.9%)
	DJO Finance, LLC, Term Loan
214,462	4.250%, 6/7/2020	212,532
	Harland Clarke Holdings Corporation, Term Loan
514,344	7.000%, 5/22/2018	512,415
	MPH Acquisition Holdings, LLC, Term Loan
941,799	3.750%, 3/31/2021	928,266
	TransUnion, LLC, Term Loan
541,750	3.500%, 4/9/2021	533,851

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (16.6%)[a]	Value
Financials (0.9%) - continued
	WaveDivision Holdings, LLC, Term Loan
$551,906	4.000%, 10/15/2019	$550,068

	Total	2,737,132

Technology (1.0%)
	Avago Technologies, Ltd., Term Loan
600,962	3.750%, 5/6/2021	600,793
	BMC Software, Inc., Term Loan
426,500	5.000%, 9/10/2020	383,449
	First Data Corporation, Term Loan
595,000	3.697%, 3/23/2018	590,115
110,000	3.697%, 9/24/2018	109,175
	Freescale Semiconductor, Inc., Term Loan
561,947	4.250%, 2/28/2020	561,295
	Merrill Communications, LLC, Term Loan
320,571	6.250%, 6/1/2022	314,160
	SS&C European Holdings SARL, Term Loan
38,744	4.000%, 7/8/2022	38,841
250,404	4.000%, 7/8/2022	251,030
	SunGard Data Systems, Inc., Term Loan
26,151	4.000%, 3/8/2020	26,118

	Total	2,874,976

Transportation (0.8%)
	American Airlines, Inc., Term Loan
928,462	3.250%, 6/27/2020	919,373
	Delta Airlines, Inc., Term Loan
550,000	3.250%, 8/24/2022	550,137
	OSG Bulk Ships, Inc., Term Loan
325,875	5.250%, 8/5/2019	322,007
	XPO Logistics, Inc., Term Loan
500,000	0.000%, 10/27/2021[b,c]	495,000

	Total	2,286,517

Utilities (0.5%)
	Calpine Corporation, Term Loan
398,985	4.000%, 10/31/2020	398,586
537,288	3.500%, 5/27/2022	531,050
	Intergen NV, Term Loan
532,737	5.500%, 6/15/2020	488,456

	Total	1,418,092

	Total Bank Loans (cost $50,236,013)	47,694,984

Shares	Common Stock (46.1%)	Value
Consumer Discretionary (7.1%)
700	ABC-MART, Inc.	39,044
9,300	Accordia Golf Company, Ltd.	84,316
3,700	Aisan Industry Company, Ltd.	37,006
1,100	Aisin Seiki Company, Ltd.	43,658
3,010	Amazon.com, Inc.[d]	1,883,959
2,300	AutoZone, Inc.[d]	1,804,143
600	Bayerische Motoren Werke AG	48,520
5,500	Berkeley Group Holdings plc	280,711
11,650	Best Buy Company, Inc.	408,099
8,830	BorgWarner, Inc.	378,101
1,200	Brembo SPA	52,891
1,300	Bridgestone Corporation	47,672
6,000	Calsonic Kansei Corporation	47,818
7,350	Cedar Fair, LP	411,600
1,900	Chiyoda Company, Ltd.	62,990
4,000	Cineworld Group plc	33,983
37,278	Comcast Corporation	2,334,348
2,200	Compass Group plc	37,820
100	Continental AG	24,013
800	Daiichikosho Company, Ltd.	26,682
25,600	Debenhams plc	35,207
19,550	Discovery Communications, Inc., Class Ad	575,552
10,200	Echo Entertainment Group, Ltd.	36,865
20,300	EDION Corporation	152,276
2,400	Electrolux AB	70,609
116,500	Enterprise Inns plc[d]	192,649
1,300	Eutelsat Communications	42,847
13,050	Ford Motor Company	193,270
4,440	General Motors Company	155,000
1,700	Geo Holdings Corporation	25,438
14,000	Gunze, Ltd.	44,467
8,200	Hakuhodo Dy Holdings, Inc.	86,156
3,760	Harman International Industries, Inc.	413,450
7,600	Haseko Corporation	77,271
6,800	Heiwa Corporation	125,527
500	Hugo Boss AG	51,413
14,900	Inchcape plc	183,246
6,700	Informa plc	58,594
2,300	Intertek Group plc	92,890
11,210	Jarden Corporation[d]	502,208
6,800	JB Hi-Fi, Ltd.	86,521
2,200	JM AB	62,180
6,150	Las Vegas Sands Corporation	304,486
24,300	Lookers plc	65,750
39,400	Marston’s plc	97,999
20,500	MDC Partners, Inc.	425,990
13,190	NIKE, Inc.	1,728,286
7,100	NOK Corporation	166,848
3,910	Oxford Industries, Inc.	284,726
300	Paddy Power plc	34,713
6,000	PanaHome Corporation	42,697
3,570	Papa John’s International, Inc.	250,507
9,800	Papa Murphy’s Holdings, Inc.[d,e]	135,338
15,000	Persimmon plc	460,011
550	Priceline Group, Inc.[d]	799,832
3,977	Restoration Hardware Holdings, Inc.[d]	409,989
3,800	SHOWA Corporation	35,222
5,500	Sports Direct International plc[d]	59,010
19,200	Starbucks Corporation	1,201,344
11,900	Sumitomo Forestry Company, Ltd.	142,331
5,800	Sumitomo Rubber Industries, Ltd.	86,266
6,000	Takashimaya Company, Ltd.	53,635
1,300	Tamron Company, Ltd.	25,963
9,850	Target Corporation	760,223
12,100	Tatts Group, Ltd.	33,974
57,300	Taylor Wimpey plc	174,555
10,740	Toll Brothers, Inc.[d]	386,318
13,700	UBM plc	107,926
1,000	Valora Holding AG	201,120
7,000	Wacoal Holdings Corporation	87,839
9,800	WH Smith plc	257,087
8,900	WPP plc	199,509

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (46.1%)	Value
Consumer Discretionary (7.1%) - continued
1,700	Yokohama Rubber Company, Ltd.	$32,680

	Total	20,403,184

Consumer Staples (2.4%)
2,200	AarhusKarlshamn AB	158,407
9,859	Anheuser-Busch InBev NV ADR	1,176,474
5,600	Axfood AB	101,058
1,275	Bakkafrost PF	40,953
600	British American Tobacco plc	35,646
4,800	Britvic plc	51,600
1,500	Carrefour SA	48,879
27,010	Coca-Cola Company	1,143,873
10,200	Coca-Cola HBC AG	243,027
1,000	Cranswick plc	26,438
1,700	Henkel AG & Company KGaA	156,915
900	ICA Gruppen AB	32,107
11,900	Imperial Tobacco Group plc	640,789
4,500	Japan Tobacco, Inc.	155,753
2,500	Jeronimo Martins SGPS SA	35,092
4,600	Kao Corporation	236,161
500	Kerry Group plc	40,552
30,400	Koninklijke Ahold NV	618,420
1,000	KOSE Corporation	97,660
4,200	Marks and Spencer Group plc	33,164
700	Matsumotokiyoshi Holdings Company, Ltd.	29,971
6,400	Nestle SA	488,794
5,000	Nippon Meat Packers, Inc.	104,293
6,200	Nisshin Oillio Group, Ltd.	23,019
6,160	Philip Morris International, Inc.	544,544
1,300	Royal Unibrew AS	51,477
5,582	SalMar ASA	91,324
2,500	Suedzucker AG	46,656
1,400	Sugi Holdings Company, Ltd.	68,030
500	Sundrug Company, Ltd.	26,340
1,600	Svenska Cellulosa AB SCA	47,126
7,100	Swedish Match AB	223,194
400	TSURUHA Holdings, Inc.	31,690

	Total	6,849,426

Energy (3.7%)
900	Azrieli Group, Ltd.	35,272
1,490	Cimarex Energy Company	175,909
16,870	EOG Resources, Inc.	1,448,290
14,800	EQT Corporation	977,836
16,500	ERG SPA	234,225
43,500	Kinder Morgan, Inc.	1,189,725
25,260	Parsley Energy, Inc.[d]	447,860
26,200	Royal Dutch Shell plc ADR	1,374,452
3,800	Royal Dutch Shell plc, Class B	99,502
7,900	Showa Shell Sekiyu KK	69,729
50,500	Spectra Energy Corporation	1,442,785
12,000	TonenGeneral Sekiyu KK	124,676
30,436	Total SA ADR[e]	1,467,928
160,610	Weatherford International, Ltd.[d]	1,644,646

	Total	10,732,835

Financials (13.0%)
1,400	Acadia Realty Trust	46,046
1,900	AEON Financial Service Company, Ltd.	47,473
2,590	Affiliated Managers Group, Inc.[d]	466,873
1,300	Agree Realty Corporation	42,094
8,320	Alexandria Real Estate Equities, Inc.	746,637
7,900	Allianz SE	1,383,036
7,375	American Capital Agency Corporation	131,496
3,446	American Farmland Company[d]	24,811
4,001	American Realty Capital Properties, Inc.	33,048
14,300	Annaly Capital Management, Inc.	142,285
11,000	Aozora Bank, Ltd.	40,206
3,700	Apartment Investment & Management Company	145,003
48,200	Apollo Investment Corporation	257,388
22,200	Ares Capital Corporation	338,106
21,200	Australia & New Zealand Banking Group, Ltd.	410,014
2,900	AvalonBay Communities, Inc.	507,007
35,200	Bank Hapoalim, Ltd.	183,229
19,993	Bank Leumi Le-Israel BMd	75,861
9,168	Bank of Queensland, Ltd.	84,993
62,000	Bank of Yokohama, Ltd.	386,949
6,100	Bendigo and Adelaide Bank, Ltd.	46,276
21,300	BinckBank NV	187,363
5,400	BioMed Realty Trust, Inc.	126,414
30,920	Blackstone Group, LP	1,022,215
1,100	Bluerock Residential Growth REIT, Inc.	12,892
900	Bolsas y Mercados Espanoles SA	32,290
5,710	Boston Properties, Inc.	718,604
6,700	British Land Company plc	89,744
22,091	Brixmor Property Group, Inc.	565,971
8,710	Camden Property Trust	642,711
10,100	Capital Shopping Centres Group plc	53,765
28,600	CapitaMall Trust	40,324
1,650	Care Capital Properties, Inc.	54,368
22,560	Charles Schwab Corporation	688,531
1,025	Chesapeake Lodging Trust	28,229
9,000	Chiba Bank, Ltd.	65,655
28,380	Citigroup, Inc.	1,508,965
9,100	CNP Assurances	129,805
600	CoreSite Realty Corporation	32,970
6,400	CubeSmart	178,048
950	CyrusOne, Inc.	33,516
3,300	Daiwa House Industry Company, Ltd.	86,626
28,220	DDR Corporation	474,096
500	Derwent London plc	29,861
1,200	Deutsche Wohnen AG	33,827
42,100	DEXUS Property Group	231,102
2,550	Digital Realty Trust, Inc.	188,598
20,066	Direct Line Insurance Group plc	121,717
9,167	DnB ASA	116,714
14,400	Duke Realty Corporation	298,080
700	DuPont Fabros Technology, Inc.	22,463
12,370	E*TRADE Financial Corporation[d]	352,669
11,350	Encore Capital Group, Inc.[d,e]	461,945
2,100	EPR Properties	119,301
1,100	Equinix, Inc.	326,348
2,700	Equity Lifestyle Properties, Inc.	163,296
8,950	Equity Residential	692,014
1,500	Essex Property Trust, Inc.	330,660
1,300	Extra Space Storage, Inc.	103,012
500	Federal Realty Investment Trust	71,745
21,900	FlexiGroup, Ltd.	47,573
4,910	FlexiGroup, Ltd. Rights[d,f]	2,963
26,100	Frasers Centrepoint Trust	36,396
61,000	Fukuoka Financial Group, Inc.	320,991
11,714	General Growth Properties, Inc.	339,120
1,400	Geo Group, Inc.	45,178
3,600	Hamborner REIT AG	38,273

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (46.1%)	Value
Financials (13.0%) - continued
7,700	Hang Seng Bank, Ltd.	$141,263
3,700	Hannover Rueckversicherung SE	427,758
7,100	HCP, Inc.	264,120
5,723	Health Care REIT, Inc.	371,251
5,600	Healthcare Trust of America, Inc.	147,336
6,400	Henderson Land Development Company, Ltd.	40,875
3,500	Highwoods Properties, Inc.	152,075
10,000	Hokuhoku Financial Group, Inc.	22,202
3	Hoshino Resorts REIT, Inc.	32,118
2,700	Hospitality Properties Trust	72,468
24,841	Host Hotels & Resorts, Inc.	430,495
154,500	HSBC Holdings plc	1,207,098
1,050	Hudson Pacific Properties, Inc.	29,999
8,000	Hufvudstaden AB	113,036
60,000	Hysan Development Company, Ltd.	266,132
2,100	IG Group Holdings plc	24,409
4,470	Intercontinental Exchange, Inc.	1,128,228
26,885	Intermediate Capital Group plc	233,991
9,350	Invesco Mortgage Capital, Inc.	112,668
17,800	Investa Office Fund	50,945
38,300	Investec plc	319,045
2,900	Iron Mountain, Inc.	88,856
18	Japan Logistics Fund, Inc.	33,662
900	Julius Baer Group, Ltd.	44,624
1,600	Kilroy Realty Corporation	105,344
11,400	Kimco Realty Corporation	305,178
736	Lamar Advertising Company	41,532
2,100	LaSalle Hotel Properties	61,761
800	Liberty Property Trust	27,216
45,500	Link REIT	271,848
4,800	London Stock Exchange Group plc	187,931
3,150	Macerich Company	266,931
500	Macquarie Group, Ltd.	30,274
5,800	Medical Properties Trust, Inc.	65,540
3,200	Mediobanca SPA	32,182
21,400	MetLife, Inc.	1,078,132
2,200	Mid-America Apartment Communities, Inc.	187,418
34,700	Mitsubishi UFJ Financial Group, Inc.	224,423
700	Muenchener Rueckversicherungs- Gesellschaft AG	139,576
1,400	National Health Investors, Inc.	82,236
5,400	National Retail Properties, Inc.	205,200
132,000	New World Development Company, Ltd.	140,792
61,044	Nordea Bank AB	673,537
5,900	NorthStar Realty Finance Corporation	70,859
9,000	Ogaki Kyoritsu Bank, Ltd.	35,070
10,600	Old Mutual plc	34,645
2,700	Omega Healthcare Investors, Inc.	93,204
1,600	Outfront Media, Inc.	37,776
17,700	Oversea-Chinese Banking Corporation, Ltd.	113,773
10,730	PacWest Bancorp	483,279
3,100	Parkway Properties, Inc.	51,863
4,400	Physicians Realty Trust	70,312
17,250	Prologis, Inc.	737,092
300	PSP Swiss Property AGd	26,097
3,650	Public Storage, Inc.	837,529
2,600	Realty Income Corporation	128,596
1,900	Regency Centers Corporation	129,124
7,100	Renasant Corporation	245,873
13,500	Resona Holdings, Inc.	71,433
1,200	Retail Opportunity Investments Corporation	21,756
5,094	RLJ Lodging Trust	127,808
350	Sabra Healthcare REIT, Inc.	7,938
900	Sampo Oyj	43,990
5,200	Schroders plc	238,592
400	Senior Housing Property Trust	6,076
6,900	Simon Property Group, Inc.	1,390,074
35,100	Skandinaviska Enskilda Banken AB	368,581
1,300	SL Green Realty Corporation	154,206
18,900	Solar Capital, Ltd.	327,159
1,019	Sovran Self Storage, Inc.	101,768
13,800	Spirit Realty Captial, Inc.	140,484
100	St. Galler Kantonalbank AG	36,168
103,500	Stockland	297,050
1,020	Store Capital Corporation	23,123
5,300	Strategic Hotels & Resorts, Inc.[d]	74,730
41,000	Sumitomo Mitsui Trust Holdings, Inc.	157,381
4,100	Summit Hotel Properties, Inc.	53,628
8,200	Swiss Re AG	761,212
1,200	Talanx AG	38,451
2,632	Tanger Factory Outlet Centers, Inc.	91,988
300	Taubman Centers, Inc.	23,094
15,600	UBS Group AG	311,570
6,200	UDR, Inc.	213,652
23,100	United Overseas Bank, Ltd.	335,430
3,725	Urban Edge Properties	88,432
6,600	Ventas, Inc.	354,552
6,530	Vornado Realty Trust	656,592
4,500	Wallenstam AB	39,855
2,700	Westpac Banking Corporation	60,140
117	Westpac Banking Corporation Rights[d]	409
45,600	Wing Tai Holdings, Ltd.	56,746
1,600	WP Carey, Inc.	101,392
11,250	XL Group plc	428,400
15,655	Zions Bancorporation	450,394

	Total	37,436,830

Health Care (4.7%)
33,650	Abbott Laboratories	1,507,520
5,348	Actavis, Inc.[d]	1,649,698
600	Actelion, Ltd.	83,289
9,780	Akorn, Inc.[d]	261,517
4,680	Amgen, Inc.	740,282
3,900	Astellas Pharmaceutical, Inc.	56,606
900	CSL, Ltd.	59,823
5,600	Essilor International SA	735,075
500	Fresenius Medical Care AG & Company	45,004
500	Gerresheimer AG	38,987
6,400	Hikma Pharmaceuticals plc	213,261
12,060	Hologic, Inc.[d]	468,652
4,340	ICON plc[d]	277,196
2,150	Illumina, Inc.[d]	308,052
2,500	Kaken Pharmaceutical Company, Ltd.	172,787
900	Lonza Group AG	132,102
20,620	Medtronic, Inc.	1,524,230
29,990	Merck & Company, Inc.	1,639,253
4,100	Nichi-iko Pharmaceutical Company, Ltd.	113,793
5,600	Novartis AG	507,297
6,200	Novo Nordisk AS	329,242
1,300	Otsuka Holdings Company, Ltd.	43,265

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

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Schedule of Investments as of October 31, 2015

Shares	Common Stock (46.1%)	Value
Health Care (4.7%) - continued
900	Paramount Bed Holdings Company, Ltd.	$28,868
53,650	Pfizer, Inc.	1,814,443
1,500	Recordati SPA	37,283
200	Roche Holding AG	54,300
900	Sanofi	90,788
1,900	Suzuken Company, Ltd.	72,720
600	Teva Pharmaceutical Industries, Ltd.	35,624
3,330	Waters Corporation[d]	425,574

	Total	13,466,531

Industrials (5.0%)
1,800	Aalberts Industries NV	58,357
2,400	Adecco SA	178,405
12,580	ADT Corporation[e]	415,643
820	AerCap Holdings NVd	34,030
3,400	Aida Engineering, Ltd.	32,402
43,400	Air New Zealand, Ltd.	85,370
2,100	Airbus Group NV	146,234
20,000	Asahi Glass Company, Ltd.	114,510
24,100	BAE Systems plc	163,023
12,340	Boeing Company	1,827,184
10,500	Central Glass Company, Ltd.	51,828
1,900	Central Japan Railway Company	346,585
1,300	Croda International plc	57,989
8,100	CTT-Correios de Portugal SA	92,005
6,000	Dai Nippon Printing Company, Ltd.	62,052
5,028	Dart Group plc	36,682
3,500	Deutsche Post AG	103,972
1,800	DSV AS	73,043
1,200	easyJet plc	32,326
900	Elbit Systems, Ltd.	71,331
8,258	EMCOR Group, Inc.	398,696
12,770	FedEx Corporation	1,992,758
450	Flughafen Wien Aktiengesellschaft	42,359
100	Flughafen Zuerich AG	75,688
3,439	Galliford Try plc	79,218
100	Georg Fischer AG	61,440
1,700	Go-Ahead Group plc	63,552
2,900	Hamburger Hafen und Logistik AG	41,946
6,000	Hankyu Hanshin Holdings, Inc.	39,085
8,240	HNI Corporation	353,826
600	Hoshizaki Electric Company, Ltd.	43,385
10,010	Illinois Tool Works, Inc.	920,319
2,400	Inaba Denki Sangyo Company, Ltd.	74,887
21,150	Ingersoll-Rand plc	1,253,349
8,202	Intrum Justitia AB	294,265
30,800	ITOCHU Corporation	385,400
1,500	Jardine Matheson Holdings, Ltd.	81,564
600	Jungheinrich AG	44,326
2,000	Keisei Electric Railway Company, Ltd.	24,646
11,400	KITZ Corporation	52,470
2,500	KONE Oyj	106,626
2,500	Koninklijke Boskalis Westminster NV	121,337
18,500	Macquarie Infrastructure Corporation	1,471,675
14,710	Masco Corporation	426,590
1,000	MEITEC Corporation	36,318
4,500	MIRAIT Holdings Corporation	38,994
6,000	Mitsuboshi Belting, Ltd.	49,879
4,800	Nikkon Holdings Company, Ltd.	92,728
8,000	Nippon Express Company, Ltd.	41,214
8,000	Nitto Kogyo Corporation	154,391
4,000	Obayashi Corporation	35,080
15,400	Rentokil Initial plc	36,632
500	Rieter Holding AG	82,444
200	Schindler Holding AG	32,449
5,500	Siemens AG	552,443
2,500	Teleperformance SA	196,202
1,300	TKH Group NV	49,193
9,000	Toppan Printing Company, Ltd.	80,707
1,100	Travis Perkins plc	32,421
3,300	Tsubakimoto Chain Company	24,180
3,590	WABCO Holdings, Inc.[d]	402,906
1,400	Yuasa Trading Company, Ltd.	32,634

	Total	14,403,193

Information Technology (7.0%)
10,830	Alibaba Group Holding, Ltd. ADR[d,e]	907,879
1,480	Alphabet, Inc., Class Ad	1,091,337
1,469	Alphabet, Inc., Class Cd	1,044,180
3,100	Alps Electric Company, Ltd.	96,221
13,413	Apple, Inc.	1,602,854
8,160	Autodesk, Inc.[d]	450,350
7,500	Brother Industries, Ltd.	95,861
6,200	Canon, Inc.	185,145
800	Cap Gemini SA	71,133
5,300	Carsales.com, Ltd.	36,854
6,200	Check Point Software Technologies, Ltd.[d]	526,628
43,720	Cisco Systems, Inc.	1,261,322
3,500	Dialog Semiconductor plc[d]	129,482
1,500	DTS Corporation	35,457
40,720	EMC Corporation	1,067,678
11,880	Facebook, Inc.[d]	1,211,404
15,500	FUJIFILM Holdings NPV	618,276
3,000	Hitachi Kokusai Electric, Inc.	41,421
2,400	Hoya Corporation	99,040
1,400	Ingenico Group	164,992
4,700	IRESS, Ltd.	31,302
2,000	IT Holdings Corporation	49,442
1,800	ITOCHU Techno-Solutions Corporation	39,461
13,790	Juniper Networks, Inc.	432,868
1,100	Kyocera Corporation	49,758
20,470	MasterCard, Inc.	2,026,325
24,230	MaxLinear, Inc.[d]	314,990
27,730	Microsoft Corporation	1,459,707
6,300	NEC Networks & System Integration Corporation	118,010
1,200	NS Solutions Corporation	58,567
900	Oracle Corporation Japan	40,933
7,400	Plantronics, Inc.	396,788
18,390	Progress Software Corporation[d]	446,509
12,125	QLIK Technologies, Inc.[d]	380,361
1,970	Radware, Inc.[d]	29,373
1,368	Samsung Electronics Company, Ltd.	817,338
735	Samsung Electronics Company, Ltd. GDR	378,525
2,300	SAP SE	181,321
1,490	Ultimate Software Group, Inc.[d]	304,482
23,070	Visa, Inc.	1,789,771

	Total	20,083,345

Materials (1.0%)
1,310	Airgas, Inc.	125,970
1,350	Ashland, Inc.	148,122
500	Aurubis AG	33,400
13,200	BillerudKorsnas AB	238,885
11,100	Boral, Ltd.	42,460
2,900	Buzzi Unicem SPA	49,068
3,220	Crown Holdings, Inc.[d]	170,789

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

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Schedule of Investments as of October 31, 2015

Shares	Common Stock (46.1%)	Value
Materials (1.0%) - continued
16,300	Daicel Corporation	$215,394
3,960	Domtar Corporation	163,310
7,000	DOWA Holdings Company, Ltd.	61,030
2,460	FMC Corporation	100,147
100	Givaudan SA	178,820
5,600	Hokuetsu Kishu Paper Company, Ltd.	39,022
1,700	Holmen AB	51,246
3,000	James Hardie Industries plc	38,835
3,900	Mondi plc	90,184
1,400	Nippon Steel & Sumitomo Metal Corporation	28,382
15,208	Norsk Hydro ASA	54,472
20,073	OceanaGold Corporation	38,377
7,000	Oji Holdings Corporation	36,253
6,120	Owens-Illinois, Inc.[d]	131,886
1,700	PPG Industries, Inc.	177,242
8,040	Steel Dynamics, Inc.	148,499
3,000	Sumitomo Metal Mining Company, Ltd.	37,219
7,000	Sumitomo Seika Chemicals Company, Ltd.	48,805
7,000	UPM-Kymmene Oyj	131,047
7,223	Yara International ASA	328,112

	Total	2,906,976

Telecommunications Services (1.0%)
56,900	Bezeq Israel Telecommunication Corporation, Ltd.	121,936
33,100	BT Group plc	236,383
8,900	Elisa Oyj	335,319
8,100	Freenet AG	273,243
121,419	KCOM Group plc	162,338
20,500	Orange SA	361,450
4,000	Proximus SA	138,419
12,800	StarHub, Ltd.	32,836
156,800	Telstra Corporation, Ltd.	600,801
3,400	Vivendi SA	81,793
13,770	Zayo Group Holdings, Inc.[d,e]	365,318

	Total	2,709,836

Utilities (1.2%)
125,300	A2A SPA	171,639
34,700	Brookfield Infrastructure Partners, LPe	1,459,482
19,000	CLP Holdings, Ltd.	165,177
65,800	Electricidade de Portugal SA	243,163
18,600	Enel SPA	85,771
21,840	MDU Resources Group, Inc.	411,902
7,770	NorthWestern Corporation	421,056
13,000	Osaka Gas Company, Ltd.	51,200
37,000	Redes Energeticas Nacionais SGPS SA	112,753
1,300	Severn Trent plc	44,834
1,600	SSE plc	37,223
7,000	Toho Gas Company, Ltd.	42,871
16,400	United Utilities Group plc	249,561

	Total	3,496,632

	Total Common Stock (cost $122,491,198)	132,488,788

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Asset-Backed Securities (1.3%)
	Asset Backed Securities Corporation Home Equity Loan Trust
$288,131	0.337%, 7/25/2036[g]	258,518
	Bayview Opportunity Master Fund Trust
109,686	3.623%, 4/28/2030[h]	109,225
257,589	3.228%, 7/28/2034*,i	257,954
	Conseco Financial Corporation
69,439	6.330%, 11/1/2029	70,873
	GMAC Mortgage Corporation Loan Trust
235,515	0.374%, 8/25/2035[g,j]	219,296
274,270	0.374%, 12/25/2036[g,j]	239,430
	IndyMac INDA Mortgage Loan Trust
270,071	4.730%, 8/25/2036	258,419
	IndyMac INDX Mortgage Loan Trust
402,385	0.407%, 4/25/2046[g]	318,965
	J.P. Morgan Mortgage Acquisition Trust
194,645	6.472%, 3/25/2047[i]	148,744
	Lehman XS Trust
207,290	5.440%, 8/25/2035[i]	188,028
	Popular ABS Mortgage Pass-Through Trust
250,000	5.297%, 11/25/2035[i]	238,463
	Renaissance Home Equity Loan Trust
334,803	5.608%, 5/25/2036[i]	221,974
479,613	5.285%, 1/25/2037[i]	262,411
	Sunset Mortgage Loan Company, LLC
200,000	4.459%, 9/16/2045*,i	199,633
	U.S. Residential Opportunity Fund III Trust
268,991	3.721%, 1/27/2035*	268,371
	Wachovia Asset Securitization, Inc.
391,398	0.337%, 7/25/2037*,g,j	345,647

	Total	3,605,951

Basic Materials (0.5%)
	Albemarle Corporation
88,000	3.000%, 12/1/2019	87,872
	Anglo American Capital plc
55,000	1.271%, 4/15/2016[g,h]	54,728
	ArcelorMittal SA
260,000	6.500%, 3/1/2021[e]	245,537
	Corporacion Nacional del Cobre de Chile
200,000	4.500%, 9/16/2025[h]	198,376
	Dow Chemical Company
66,000	8.550%, 5/15/2019	79,375
	First Quantum Minerals, Ltd.
310,000	7.000%, 2/15/2021[h]	229,400
	Freeport-McMoRan, Inc.
44,000	2.300%, 11/14/2017	41,360
68,000	2.375%, 3/15/2018	62,220
	Glencore Funding, LLC
60,000	1.377%, 4/16/2018[g,h]	51,467
	LyondellBasell Industries NV
62,000	5.000%, 4/15/2019	66,705

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Basic Materials (0.5%) - continued
	NOVA Chemicals Corporation
$281,626	5.250%, 8/1/2023[h]	$288,160

	Total	1,405,200

Capital Goods (0.8%)
	Berry Plastics Corporation
155,000	6.000%, 10/15/2022[e,h]	161,975
	Building Materials Corporation of America
135,000	6.000%, 10/15/2025[h]	143,438
	Cemex SAB de CV
310,000	5.700%, 1/11/2025[h]	286,750
	CNH Capital, LLC
187,750	3.625%, 4/15/2018	188,219
	Crown Americas Capital Corporation IV
260,000	4.500%, 1/15/2023	260,650
	L-3 Communications Corporation
75,000	1.500%, 5/28/2017	73,896
	Martin Marietta Materials, Inc.
88,000	1.427%, 6/30/2017[g]	87,402
	Nortek, Inc.
187,750	8.500%, 4/15/2021	199,015
	Owens-Brockway Glass Container, Inc.
200,000	5.000%, 1/15/2022[h]	203,876
	Pentair Finance SA
60,000	3.625%, 9/15/2020	60,403
	Reynolds Group Issuer, Inc.
187,750	9.875%, 8/15/2019	197,607
	Roper Industries, Inc.
60,000	2.050%, 10/1/2018	59,693
	United Rentals, Inc.
300,000	5.500%, 7/15/2025	299,250

	Total	2,222,174

Collateralized Mortgage Obligations (4.0%)
	Alternative Loan Trust
216,019	5.500%, 5/25/2035	216,981
	Banc of America Alternative Loan Trust
572,545	6.000%, 11/25/2035	509,838
	Banc of America Mortgage Securities, Inc.
202,516	2.849%, 9/25/2035	185,504
	Bear Stearns ALT-A Trust
249,105	2.652%, 10/25/2033	247,224
	Countrywide Alternative Loan Trust
481,558	6.500%, 8/25/2036	368,105
	Countrywide Home Loan Mortgage Pass Through Trust
409,983	2.654%, 11/25/2035	348,094
	Credit Suisse First Boston Mortgage Securities Corporation
339,713	5.250%, 10/25/2035	337,880
	Deutsche Alt-A Securities Mortgage Loan Trust
373,976	0.992%, 4/25/2047[g]	320,060
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
627,753	5.500%, 11/25/2035	600,469
	GMAC Mortgage Corporation Loan Trust
349,487	3.154%, 5/25/2035	334,362
	HarborView Mortgage Loan Trust
184,845	2.680%, 7/19/2035	164,232
226,601	2.757%, 12/19/2035	199,744
	HomeBanc Mortgage Trust
365,151	2.223%, 4/25/2037	274,540
	J.P. Morgan Alternative Loan Trust
271,119	2.823%, 3/25/2036	226,887
672,908	6.500%, 3/25/2036	584,824
	J.P. Morgan Mortgage Trust
548,105	2.858%, 8/25/2035	545,000
561,659	2.692%, 1/25/2037	492,812
	Lehman Mortgage Trust
53,183	6.000%, 1/25/2036	49,115
	Master Asset Securitization Trust
110,780	0.697%, 6/25/2036[g]	64,080
	MortgageIT Trust
601,213	0.457%, 12/25/2035[g]	544,895
794,812	0.397%, 4/25/2036[g]	599,500
	New York Mortgage Trust
261,648	2.626%, 5/25/2036	236,737
	Residential Accredit Loans, Inc. Trust
392,785	5.750%, 9/25/2035	353,757
	Residential Funding Mortgage Security I Trust
707,855	6.000%, 7/25/2037	639,823
	Structured Adjustable Rate Mortgage Loan Trust
328,169	2.640%, 1/25/2035	272,726
288,838	2.715%, 7/25/2035	246,964
405,054	2.851%, 9/25/2035	343,264
	Structured Asset Mortgage Investments, Inc.
900,041	0.507%, 12/25/2035[g]	633,768
	WaMu Mortgage Pass Through Certificates
178,351	1.793%, 1/25/2037	151,476
310,659	0.962%, 1/25/2047[g]	250,901
	Washington Mutual Mortgage Pass Through Certificates
379,212	0.972%, 2/25/2047[g]	271,351
	Wells Fargo Mortgage Backed Securities Trust
526,192	2.695%, 7/25/2036	515,908
371,008	6.000%, 7/25/2037	368,236

	Total	11,499,057

Communications Services (1.4%)
	21st Century Fox America, Inc.
82,000	6.900%, 3/1/2019	93,942
	AMC Networks, Inc.
97,750	7.750%, 7/15/2021	104,837
60,000	4.750%, 12/15/2022	60,225
	America Movil SAB de CV
56,000	5.000%, 10/16/2019	61,197
	American Tower Corporation
60,000	2.800%, 6/1/2020	59,721
	AT&T, Inc.
60,000	1.257%, 6/30/2020[g]	59,488

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Communications Services (1.4%) - continued
	British Sky Broadcasting Group plc
$94,000	2.625%, 9/16/2019[h]	$94,545
	CC Holdings GS V, LLC
58,000	2.381%, 12/15/2017	58,406
	CCO Safari II, LLC
29,000	3.579%, 7/23/2020[h]	29,109
29,000	4.464%, 7/23/2022[h]	29,420
	CenturyLink, Inc.
200,000	6.450%, 6/15/2021	201,500
	Clear Channel Worldwide Holdings, Inc.
200,000	6.500%, 11/15/2022	208,500
	Columbus International, Inc.
175,000	7.375%, 3/30/2021[h]	182,000
	Digicel, Ltd.
287,750	6.000%, 4/15/2021[h]	258,975
	DIRECTV Holdings, LLC
66,000	5.875%, 10/1/2019	74,313
	Frontier Communications Corporation
205,000	8.875%, 9/15/2020[h]	212,815
	Hughes Satellite Systems Corporation
190,000	6.500%, 6/15/2019	209,142
	Intelsat Jackson Holdings SA
187,750	7.250%, 10/15/2020	171,322
	Level 3 Financing, Inc.
211,000	8.625%, 7/15/2020	222,869
	Numericable-SFR
290,000	6.000%, 5/15/2022[h]	290,725
	SBA Tower Trust
72,000	5.101%, 4/17/2017[h]	73,514
	Sprint Corporation
295,000	7.625%, 2/15/2025	261,813
	Telefonica Emisiones SAU
66,000	3.192%, 4/27/2018	67,693
	T-Mobile USA, Inc.
210,000	6.633%, 4/28/2021	217,350
	Univision Communications, Inc.
200,000	5.125%, 5/15/2023[h]	198,000
	UPCB Finance V, Ltd.
220,500	7.250%, 11/15/2021[h]	234,832
	Verizon Communications, Inc.
187,000	2.625%, 2/21/2020	188,858
88,000	4.500%, 9/15/2020	95,413

	Total	4,020,524

Consumer Cyclical (1.5%)
	AMC Entertainment, Inc.
190,000	5.875%, 2/15/2022	196,650
	Chrysler Group, LLC
187,750	8.250%, 6/15/2021	200,892
	Cinemark USA, Inc.
204,000	4.875%, 6/1/2023	201,195
	Corrections Corporation of America
195,000	5.000%, 10/15/2022	197,438
	Daimler Finance North America, LLC
48,000	1.875%, 1/11/2018[h]	47,882
	ERAC USA Finance, LLC
88,000	2.350%, 10/15/2019[h]	87,495
	Ford Motor Credit Company, LLC
100,000	5.000%, 5/15/2018	106,203
85,000	2.597%, 11/4/2019	84,270
	General Motors Financial Company, Inc.
187,750	3.250%, 5/15/2018	190,032
138,000	4.375%, 9/25/2021	143,173
	Hilton Worldwide Finance, LLC
260,000	5.625%, 10/15/2021	272,134
	Home Depot, Inc.
60,000	0.707%, 9/15/2017[g]	60,189
60,000	2.625%, 6/1/2022	60,377
	Hyundai Capital America
72,000	1.450%, 2/6/2017[h]	71,691
20,000	2.000%, 3/19/2018[h]	19,858
	Jaguar Land Rover Automotive plc
75,000	4.125%, 12/15/2018[h]	76,875
211,000	5.625%, 2/1/2023[h]	217,330
	KB Home
160,000	4.750%, 5/15/2019	157,343
	L Brands, Inc.
211,000	6.625%, 4/1/2021	238,957
	Lennar Corporation
225,000	4.500%, 11/15/2019	232,875
	Macy’s Retail Holdings, Inc.
60,000	7.450%, 7/15/2017	65,632
	MGM Resorts International
310,000	6.000%, 3/15/2023[e]	314,650
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	60,473
	Royal Caribbean Cruises, Ltd.
287,750	5.250%, 11/15/2022	306,454
	Six Flags Entertainment Corporation
200,000	5.250%, 1/15/2021[h]	207,500
	Toll Brothers Finance Corporation
136,000	4.000%, 12/31/2018	141,440
	Volkswagen Group of America
	Finance, LLC
88,000	0.773%, 11/20/2017[g,h]	84,021
	West Corporation
305,000	5.375%, 7/15/2022[h]	290,513

	Total	4,333,542

Consumer Non-Cyclical (1.4%)
	Actavis Funding SCS
40,000	1.591%, 3/12/2020[g]	39,521
	Amgen, Inc.
60,000	2.125%, 5/1/2020	59,469
	B&G Foods, Inc.
120,000	4.625%, 6/1/2021	119,550
	BAT International Finance plc
60,000	0.847%, 6/15/2018[g,h]	59,950
	Becton, Dickinson and Company
68,000	1.450%, 5/15/2017	67,979
	Boston Scientific Corporation
40,000	6.000%, 1/15/2020	44,802
	Cardinal Health, Inc.
60,000	1.950%, 6/15/2018	60,282
	Celgene Corporation
60,000	3.550%, 8/15/2022	60,968

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Consumer Non-Cyclical (1.4%) - continued
	CHS/Community Health Systems, Inc.
$211,000	7.125%, 7/15/2020	$216,275
	Cott Beverages, Inc.
290,000	5.375%, 7/1/2022	288,550
	CVS Health Corporation
66,000	2.250%, 12/5/2018	66,899
	EMD Finance, LLC
35,000	0.684%, 3/17/2017[g,h]	34,860
	Envision Healthcare Corporation
300,000	5.125%, 7/1/2022[h]	291,000
	Forest Laboratories, Inc.
91,000	4.375%, 2/1/2019[h]	95,738
	Fresenius Medical Care US Finance, Inc.
187,750	5.750%, 2/15/2021[h]	203,709
	Gilead Sciences, Inc.
20,000	2.550%, 9/1/2020	20,190
60,000	3.250%, 9/1/2022	60,844
	Grifols Worldwide Operations, Ltd.
200,000	5.250%, 4/1/2022	207,000
	HCA, Inc.
187,750	4.750%, 5/1/2023	192,444
	JBS USA, LLC
300,000	5.750%, 6/15/2025[h]	290,250
	Laboratory Corporation of America Holdings
35,000	2.625%, 2/1/2020	34,932
	Land O’Lakes, Inc.
240,000	8.000%, 12/31/2049[h,k]	247,200
	Mead Johnson Nutrition Company
60,000	3.000%, 11/15/2020	60,243
	Merck & Company, Inc.
35,000	0.686%, 2/10/2020[g]	34,758
	Mondelez International, Inc.
48,000	2.250%, 2/1/2019	48,190
	PepsiCo, Inc.
60,000	1.850%, 4/30/2020	59,742
	Revlon Consumer Products Corporation
187,750	5.750%, 2/15/2021	190,097
	Reynolds American, Inc.
60,000	3.250%, 6/12/2020	61,469
	SABMiller plc
66,000	6.500%, 7/15/2018[h]	73,519
	Safeway, Inc.
15,000	3.400%, 12/1/2016	14,925
	Spectrum Brands Escrow
	Corporation
211,000	6.375%, 11/15/2020	225,242
	Tenet Healthcare Corporation
260,000	8.125%, 4/1/2022	274,950
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	193,500
	Valeant Pharmaceuticals International
187,750	7.250%, 7/15/2022[h]	167,098
	WM Wrigley Jr. Company
44,000	2.000%, 10/20/2017[h]	44,439

	Total	4,210,584

Energy (1.1%)
	Boardwalk Pipelines, Ltd.
72,000	5.875%, 11/15/2016	74,167
	Buckeye Partners, LP
80,000	2.650%, 11/15/2018	77,420
	Concho Resources, Inc.
252,750	6.500%, 1/15/2022	261,912
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023[h]	170,000
	Enbridge, Inc.
45,000	0.779%, 6/2/2017[g]	44,194
	EQT Corporation
68,000	8.125%, 6/1/2019	78,798
	Hess Corporation
36,000	8.125%, 2/15/2019	41,814
	Linn Energy, LLC
187,750	8.625%, 4/15/2020	48,815
	MarkWest Energy Partners, LP
305,000	4.875%, 12/1/2024	287,844
	MEG Energy Corporation
211,000	6.375%, 1/30/2023[h]	177,767
	Noble Energy, Inc.
230,000	5.875%, 6/1/2022	231,674
	Pacific Drilling V, Ltd.
200,000	7.250%, 12/1/2017[h]	136,000
	Petrobras International Finance Company
385,000	5.750%, 1/20/2020	328,578
	Petroleos Mexicanos
505,000	5.625%, 1/23/2046[h]	435,461
	Regency Energy Partners, LP
260,000	5.000%, 10/1/2022	252,680
	Sabine Pass Liquefaction, LLC
310,000	5.625%, 3/1/2025[h]	297,213
	Shell International Finance BV
60,000	0.762%, 5/11/2020[g]	59,338
	Southwestern Energy Company
92,000	7.500%, 2/1/2018	97,732

	Total	3,101,407

Financials (3.8%)
	Abbey National Treasury Services plc
92,000	0.736%, 9/29/2017[g]	91,484
	ACE INA Holdings, Inc.
60,000	2.875%, 11/3/2022[c]	60,079
	Air Lease Corporation
92,000	2.125%, 1/15/2018	90,896
29,000	2.625%, 9/4/2018	28,883
	Ally Financial, Inc.
245,000	4.750%, 9/10/2018	254,800
	American Express Credit Corporation
60,000	1.386%, 9/14/2020[g]	60,203
	Aviation Capital Group Corporation
44,000	3.875%, 9/27/2016[h]	44,550
	Bank of America Corporation
100,000	5.700%, 5/2/2017	105,489
88,000	1.700%, 8/25/2017	88,267
176,000	1.389%, 3/22/2018[g]	177,063
155,000	5.650%, 5/1/2018	168,623
89,000	8.000%, 12/29/2049[k]	92,791

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Financials (3.8%) - continued
	Bank of New York Mellon Corporation
$40,000	4.500%, 12/31/2049[k]	$37,200
	BB&T Corporation
101,000	2.050%, 6/19/2018	101,809
	BBVA International Preferred SA Unipersonal
530,000	5.919%, 12/29/2049[k]	539,275
	Bear Stearns Companies, LLC
103,000	6.400%, 10/2/2017	112,167
	BNP Paribas SA
72,000	2.375%, 9/14/2017	73,134
	BPCE SA
265,000	5.150%, 7/21/2024[h]	273,476
	Caisse Centrale Desjardins du Quebec
41,000	0.989%, 1/29/2018[g,h]	40,916
	Capital One Financial Corporation
72,000	6.150%, 9/1/2016	74,874
	CIT Group, Inc.
190,000	3.875%, 2/19/2019	192,850
	Citigroup, Inc.
138,000	5.500%, 2/15/2017	144,968
84,000	6.000%, 8/15/2017	90,373
132,000	1.850%, 11/24/2017	132,400
81,000	8.500%, 5/22/2019	97,791
	Credit Agricole SA
44,000	1.302%, 6/10/2020[g,h]	43,930
	Credit Suisse Group AG
265,000	7.500%, 12/11/2049[h,k]	279,758
	CyrusOne, LP
187,750	6.375%, 11/15/2022	193,852
	DDR Corporation
48,000	9.625%, 3/15/2016	49,438
	Discover Bank
24,000	8.700%, 11/18/2019	28,498
	Discover Financial Services
41,000	6.450%, 6/12/2017	43,915
	Duke Realty, LP
88,000	8.250%, 8/15/2019	105,747
	Fifth Third Bancorp
128,000	5.450%, 1/15/2017	133,416
	Goldman Sachs Group, Inc.
44,000	2.625%, 1/31/2019	44,736
66,000	7.500%, 2/15/2019	76,922
40,000	1.476%, 4/23/2020[g]	40,045
60,000	1.925%, 11/29/2023[g]	60,535
	Goldman Sachs Group, Inc. Convertible
1,400,000	0.500%, 9/24/2022	1,462,342
	Hartford Financial Services Group, Inc.
100,000	6.000%, 1/15/2019	111,302
	HCP, Inc.
68,000	3.750%, 2/1/2019	70,683
	Health Care REIT, Inc.
68,000	4.700%, 9/15/2017	71,451
	HSBC Holdings plc
44,000	6.375%, 12/29/2049[k]	43,450
	Hutchison Whampoa Finance CI, Ltd.
91,000	1.625%, 10/31/2017[h]	90,754
	Icahn Enterprises, LP
250,000	6.000%, 8/1/2020	260,938
	ING Bank NV
265,000	5.800%, 9/25/2023[h]	291,326
	ING Capital Funding Trust III
56,000	3.927%, 12/29/2049[g,k]	55,720
	International Lease Finance Corporation
62,000	2.287%, 6/15/2016[g]	61,882
250,000	5.875%, 8/15/2022	272,500
	Intesa Sanpaolo SPA
24,000	3.875%, 1/16/2018	24,773
102,000	3.875%, 1/15/2019	106,072
	J.P. Morgan Chase & Company
44,000	6.300%, 4/23/2019	50,022
25,000	2.250%, 1/23/2020	24,802
88,000	7.900%, 4/29/2049[k]	91,432
275,000	6.750%, 8/29/2049[k]	298,375
	KeyCorp
58,000	2.300%, 12/13/2018	58,359
	Liberty Mutual Group, Inc.
27,000	5.000%, 6/1/2021[h]	29,064
	Lloyds Bank plc
36,000	0.856%, 3/16/2018[g]	35,883
	MetLife, Inc.
92,000	1.903%, 12/15/2017	92,380
	Mizuho Corporate Bank, Ltd.
50,000	1.550%, 10/17/2017[h]	49,800
	Morgan Stanley
88,000	6.625%, 4/1/2018	97,756
40,000	1.463%, 1/27/2020[g]	40,173
57,000	4.875%, 11/1/2022	61,466
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	204,000
	Murray Street Investment Trust I
144,000	4.647%, 3/9/2017	149,726
	National City Corporation
48,000	6.875%, 5/15/2019	55,057
	New York Life Global Funding
60,000	1.550%, 11/2/2018[c,h]	59,865
	Nomura Holdings, Inc.
48,000	2.750%, 3/19/2019	48,681
	Quicken Loans, Inc.
200,000	5.750%, 5/1/2025[h]	198,500
	Realty Income Corporation
75,000	2.000%, 1/31/2018	75,350
	Regions Bank
36,000	7.500%, 5/15/2018	40,528
	Reinsurance Group of America, Inc.
88,000	5.625%, 3/15/2017	92,415
	Royal Bank of Scotland Group plc
50,000	1.267%, 3/31/2017[g]	49,978
265,000	7.640%, 3/29/2049[k]	276,793
265,000	7.648%, 8/29/2049[k]	329,925
200,000	7.500%, 12/29/2049[k]	207,000
	Simon Property Group, LP
60,000	2.500%, 9/1/2020	60,439
	SLM Corporation
30,000	4.625%, 9/25/2017	30,336
	Societe Generale SA
60,000	5.750%, 4/20/2016[h]	61,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Financials (3.8%) - continued
	State Bank of India
$140,000	3.622%, 4/17/2019[h]	$143,712
	State Street Corporation
60,000	1.225%, 8/18/2020[g]	60,279
	Sumitomo Mitsui Banking Corporation
132,000	1.300%, 1/10/2017	131,971
50,000	0.897%, 1/16/2018[g]	49,768
	Swiss RE Capital I, LP
69,000	6.854%, 5/29/2049[h,k]	69,983
	Synchrony Financial
132,000	1.875%, 8/15/2017	132,087
25,000	1.530%, 2/3/2020[g]	24,694
	UnitedHealth Group, Inc.
60,000	3.350%, 7/15/2022	62,171
	USB Realty Corporation
20,000	1.468%, 12/29/2049[g,h,k]	18,125
	Voya Financial, Inc.
72,000	2.900%, 2/15/2018	73,481
	Wells Fargo & Company
41,000	1.002%, 1/30/2020[g]	40,949

	Total	10,874,857

Foreign Government (5.6%)
	Brazil Government International Bond
255,000	4.875%, 1/22/2021	250,793
770,000	2.625%, 1/5/2023[e]	636,020
740,000	5.000%, 1/27/2045	555,000
	Colombia Government International Bond
340,000	2.625%, 3/15/2023	307,700
330,000	4.000%, 2/26/2024	323,895
570,000	5.000%, 6/15/2045	505,875
	Costa Rica Government International Bond
660,000	7.158%, 3/12/2045[h]	595,650
	Croatia Government International Bond
460,000	6.625%, 7/14/2020[h]	499,951
	Export-Import Bank of Korea
40,000	2.250%, 1/21/2020	39,823
	Hungary Government International Bond
200,000	4.000%, 3/25/2019	209,500
524,000	5.750%, 11/22/2023	590,155
410,000	5.375%, 3/25/2024	453,050
	Indonesia Government International Bond
360,000	4.875%, 5/5/2021[h]	378,219
380,000	3.375%, 4/15/2023[h]	362,071
350,000	4.125%, 1/15/2025[h]	341,927
705,000	5.125%, 1/15/2045[h]	661,110
	Mexico Government International Bond
316,000	3.625%, 3/15/2022	323,584
400,000	4.000%, 10/2/2023	412,800
340,000	3.600%, 1/30/2025	338,300
316,000	4.750%, 3/8/2044	300,200
430,000	4.600%, 1/23/2046	398,825
	Panama Government International Bond
265,000	4.000%, 9/22/2024	267,650
265,000	3.750%, 3/16/2025	262,350
	Peru Government International Bond
740,000	4.125%, 8/25/2027	743,700
	Philippines Government International Bond
245,000	7.750%, 1/14/2031	353,786
320,000	6.375%, 10/23/2034	429,663
	Romania Government International Bond
252,000	4.375%, 8/22/2023[h]	265,175
120,000	4.875%, 1/22/2024[h]	130,500
	Russia Government International Bond
1,000,000	5.000%, 4/29/2020[h]	1,051,250
655,000	4.875%, 9/16/2023[h]	677,073
	Slovenia Government International Bond
155,000	4.125%, 2/18/2019[h]	164,424
	South Africa Government International Bond
315,000	5.500%, 3/9/2020	338,625
275,000	5.875%, 5/30/2022	302,156
140,000	5.375%, 7/24/2044	137,200
	Turkey Government International Bond
750,000	7.000%, 6/5/2020	849,712
525,000	5.125%, 3/25/2022	549,099
525,000	4.250%, 4/14/2026[e]	504,000
264,000	4.875%, 4/16/2043	237,679
	Venezuela Government International Bond
755,000	7.650%, 4/21/2025	285,013

	Total	16,033,503

Mortgage-Backed Securities (4.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,000,000	3.000%, 11/1/2030[c]	1,039,192
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,000,000	4.000%, 12/1/2045[c]	1,060,352
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
850,000	3.500%, 11/1/2030[c]	897,414
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,300,000	3.500%, 11/1/2045[c]	4,474,956
2,850,000	4.000%, 11/1/2045[c]	3,033,691
300,000	4.000%, 12/1/2045[c]	318,762
2,300,000	4.500%, 12/1/2045[c]	2,489,426

	Total	13,313,793

Technology (0.9%)
	Alliance Data Systems Corporation
165,000	5.375%, 8/1/2022[h]	167,475
	Apple, Inc.
60,000	0.614%, 5/6/2020[g]	59,680
	Automatic Data Processing, Inc.
60,000	2.250%, 9/15/2020	60,552

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (29.0%)	Value
Technology (0.9%) - continued
	Cisco Systems, Inc.
$60,000	0.824%, 3/1/2019[g]	$60,000
	Denali Borrower, LLC
355,000	5.625%, 10/15/2020[h]	377,631
	Equinix, Inc.
200,000	5.750%, 1/1/2025	208,500
	Fidelity National Information Services, Inc.
91,000	1.450%, 6/5/2017	90,064
60,000	3.625%, 10/15/2020	61,067
	First Data Corporation
200,000	5.375%, 8/15/2023[e,h]	203,500
	Freescale Semiconductor, Inc.
200,000	6.000%, 1/15/2022[h]	213,000
	Hewlett Packard Enterprise Company
60,000	3.600%, 10/15/2020[h]	60,429
	IMS Health, Inc.
193,000	6.000%, 11/1/2020[h]	199,755
	Intel Corporation
60,000	3.100%, 7/29/2022	61,740
	Iron Mountain, Inc.
187,750	6.000%, 8/15/2023	196,903
	Oracle Corporation
60,000	2.500%, 5/15/2022	59,255
	Sensata Technologies BV
290,000	4.875%, 10/15/2023[h]	283,837
	Texas Instruments, Inc.
60,000	1.750%, 5/1/2020	59,512
	Tyco Electronics Group SA
101,000	6.550%, 10/1/2017	110,493

	Total	2,533,393

Transportation (0.4%)
	Air Canada Pass Through Trust
20,000	3.875%, 3/15/2023[h]	19,525
	American Airlines Pass Through Trust
41,656	4.950%, 1/15/2023	44,622
	Avis Budget Car Rental, LLC
290,000	5.125%, 6/1/2022[h]	296,014
	Continental Airlines, Inc.
140,178	6.250%, 4/11/2020	147,186
	Delta Air Lines, Inc.
90,000	6.750%, 5/23/2017	90,225
63,065	4.950%, 5/23/2019	66,060
56,556	4.750%, 5/7/2020	59,667
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	60,019
	Korea Expressway Corporation
78,000	1.625%, 4/28/2017[h]	77,944
	US Airways Pass Through Trust
93,705	3.950%, 11/15/2025	95,111
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[h]	178,500

	Total	1,134,873

U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
1,700,000	1.875%, 6/30/2020	1,728,997
360,000	2.125%, 6/30/2022	366,009

	Total	2,095,006

Utilities (0.9%)
	Access Midstream Partners, LP
245,000	4.875%, 5/15/2023	221,137
	AES Corporation
187,750	7.375%, 7/1/2021	199,954
	Arizona Public Service Company
35,000	2.200%, 1/15/2020	34,829
	Berkshire Hathaway Energy Company
88,000	2.400%, 2/1/2020	87,139
	Calpine Corporation
180,000	5.375%, 1/15/2023	172,125
	DTE Energy Company
88,000	2.400%, 12/1/2019	88,067
	Dynegy Finance I, Inc.
160,000	7.375%, 11/1/2022	160,400
	EDP Finance BV
88,000	4.125%, 1/15/2020[h]	88,634
	El Paso Corporation
46,000	7.000%, 6/15/2017	48,701
	Electricite de France SA
100,000	5.250%, 12/29/2049[h,k]	99,500
265,000	5.625%, 12/29/2049[h,k]	261,886
	Energy Transfer Equity, LP
300,000	5.500%, 6/1/2027	267,047
	Enterprise Products Operating, LLC
330,000	7.000%, 6/1/2067[e]	293,700
	Eversource Energy
30,000	1.600%, 1/15/2018	29,875
	Exelon Generation Company, LLC
44,000	5.200%, 10/1/2019	47,706
25,000	2.950%, 1/15/2020	25,097
	NiSource Finance Corporation
36,000	6.400%, 3/15/2018	39,797
	NRG Energy, Inc.
187,750	6.625%, 3/15/2023	174,608
	Pacific Gas & Electric Company
57,000	5.625%, 11/30/2017	61,521
	PG&E Corporation
49,000	2.400%, 3/1/2019	49,278
	Sempra Energy
92,000	6.150%, 6/15/2018	101,354
25,000	2.400%, 3/15/2020	24,849
	Southern California Edison Company
20,000	2.400%, 2/1/2022	19,645
	Xcel Energy, Inc.
60,000	1.200%, 6/1/2017	59,805

	Total	2,656,654

	Total Long-Term Fixed Income (cost $84,111,974)	83,040,518

Shares	Mutual Funds (4.3%)	Value

Equity Mutual Funds (3.1%)
12,700	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	162,687
14,100	BlackRock Resources & Commodities Strategy Trust	107,442

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

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Schedule of Investments as of October 31, 2015

Shares	Mutual Funds (4.3%)	Value
Equity Mutual Funds (3.1%) - continued
13,600	Cohen & Steers REIT and Preferred Income Fund, Inc.	$245,072
31,600	Energy Select Sector SPDR Fund	2,149,748
6,250	Guggenheim Multi-Asset Income ETF	122,625
29,200	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	289,956
3,520	iShares MSCI EAFE Index Fund	215,107
41,870	Materials Select Sector SPDR Fund	1,895,874
57,500	SPDR S&P Oil & Gas Exploration & Production ETF[e]	2,132,100
37,460	Utilities Select Sector SPDR Fund	1,638,875

	Total	8,959,486

Fixed Income Mutual Funds (1.2%)
70,773	Aberdeen Asia-Pacific Income Fund, Inc.	336,172
20,150	Doubleline Income Solutions Fund	355,849
11,232	First Trust High Income Long/Short Fund	168,031
66,849	MFS Intermediate Income Trust	304,831
24,364	PIMCO Dynamic Credit Income Fund	457,069
54,598	Templeton Global Income Fund	356,525
11,205	Vanguard Short-Term Corporate Bond ETF	892,814
24,853	Western Asset Emerging Markets Debt Fund, Inc.	365,588
38,627	Western Asset High Income Opportunity Fund, Inc.	187,727

	Total	3,424,606

	Total Mutual Funds (cost $12,139,090)	12,384,092

Shares	Preferred Stock (1.4%)	Value

Financials (1.3%)
3,975	Agribank FCB, 6.875%[k]	415,884
1,000	Allstate Corporation, 5.100%	25,730
238	Bank of America Corporation, Convertible, 7.250%[k]	262,990
21,465	Citigroup, Inc., 6.875%[k]	591,146
2,600	Discover Financial Services, 6.500%[k]	69,394
5,175	Farm Credit Bank of Texas, 6.750%[h,k]	544,184
12,400	Goldman Sachs Group, Inc., 5.500%[k]	308,636
14,700	HSBC USA, Inc., 6.500%[k]	376,614
430	M&T Bank Corporation, 6.375%[k]	443,841
10,600	Morgan Stanley, 7.125%[k]	295,210
7,155	U.S. Bancorp, 6.500%[k]	207,352
265	Wells Fargo & Company, Convertible, 7.500%[k]	314,025

	Total	3,855,006

Materials (0.1%)
10,600	CHS, Inc., 7.100%[k]	293,408

	Total	293,408

	Total Preferred Stock (cost $3,953,889)	4,148,414

Shares	Collateral Held for Securities Loaned (3.1%)	Value
8,831,966	Thrivent Cash Management Trust	$8,831,966

	Total Collateral Held for Securities Loaned (cost $8,831,966)	8,831,966

Shares or Principal Amount	Short-Term Investments (7.4%)[l]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.080%, 11/27/2015[m]	99,994
100,000	0.100%, 1/4/2016[m]	99,982
	Federal National Mortgage Association Discount Notes
200,000	0.070%, 1/8/2016	199,974
	Thrivent Cash Management Trust
19,990,880	0.110%	19,990,880
	U.S. Treasury Bills
1,000,000	0.045%, 11/12/2015[n]	999,986

	Total Short-Term Investments (at amortized cost)	21,390,816

	Total Investments (cost $303,154,946) 107.9%	$309,979,578

	Other Assets and Liabilities, Net (7.9%)	(22,812,552)

	Total Net Assets 100.0%	$287,167,026

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $17,052,808 or 5.9% of total net assets.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
j	All or a portion of the security is insured or guaranteed.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	Denotes investments pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

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Schedule of Investments as of October 31, 2015

*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Fund as of October 31, 2015 was $1,071,605 or 0.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Bayview Opportunity Master Fund Trust, 7/28/2034	11/12/2014	$256,945
Sunset Mortgage Loan Company, LLC, 9/16/2045	10/2/2015	200,000
U.S. Residential Opportunity Fund III Trust, 1/27/2035	2/6/2015	268,991
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	385,154

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (33.2%)[a]	Value
Basic Materials (2.4%)
	Alpha Natural Resources, Inc., Term Loan
$1,534,691	3.500%, 5/22/2020	$654,638
	Fortescue Metals Group, Ltd., Term Loan
2,692,655	4.250%, 6/30/2019	2,272,412
	Ineos US Finance, LLC, Term Loan
2,222,682	3.750%, 12/15/2020	2,161,558
	NewPage Corporation, Term Loan
2,526,573	9.500%, 2/11/2021	1,300,276
	Tronox Pigments BV, Term Loan
1,909,578	4.250%, 3/19/2020	1,750,377
	Wausau Paper Corporation, Term Loan
1,477,697	6.500%, 7/30/2020	1,474,003

	Total	9,613,264

Capital Goods (1.6%)
	ADS Waste Holdings, Inc., Term Loan
2,125,650	3.750%, 10/9/2019	2,097,761
	Berry Plastics Group, Inc., Term Loan
253,500	3.500%, 2/8/2020	251,097
200,000	4.000%, 10/3/2022	200,278
	Rexnord, LLC, Term Loan
2,205,000	4.000%, 8/21/2020	2,176,974
	Silver II Borrower, Term Loan
2,069,939	4.000%, 12/13/2019	1,890,538

	Total	6,616,648

Communications Services (11.8%)
	Altice Financing SA, Term Loan
302,991	5.250%, 2/4/2022	300,794
	Atlantic Broadband Penn, LLC, Term Loan
533,044	3.250%, 11/30/2019	529,446
	Birch Communication, Inc., Term Loan
1,773,038	7.750%, 7/17/2020	1,755,308
	CCO Safari III, LLC, Term Loan
780,000	3.500%, 1/24/2023	778,900
	Cengage Learning Acquisitions, Term Loan
1,707,520	7.000%, 3/31/2020	1,695,141
	Cincinnati Bell, Inc., Term Loan
1,901,560	4.000%, 9/10/2020	1,877,790
	Clear Channel Communications, Inc., Term Loan
62,448	7.688%, 7/30/2019	52,546
	Fairpoint Communications, Term Loan
1,979,323	7.500%, 2/14/2019	1,980,036
	Grande Communications Networks, LLC, Term Loan
2,233,633	4.500%, 5/29/2020	2,216,880
	Hargray Communications Group, Inc., Term Loan
2,229,605	5.250%, 6/26/2019	2,224,967
	iHeartCommunications, Inc., Term Loan
2,219,170	6.938%, 1/30/2019	1,855,093
	Integra Telecom Holdings, Inc., Term Loan
2,685,777	5.250%, 8/14/2020	2,656,395
	Intelsat Jackson Holdings SA, Term Loan
1,090,000	3.750%, 6/30/2019	1,054,967
	Level 3 Communications, Inc., Term Loan
2,250,000	4.000%, 8/1/2019	2,255,153
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	4.500%, 1/7/2022	2,210,163
	LTS Buyer, LLC, Term Loan
2,199,375	4.000%, 4/13/2020	2,163,635
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,970,502	4.750%, 3/22/2019	1,968,748
	NEP/NCP Holdco, Inc., Term Loan
3,208,641	4.250%, 1/22/2020	3,072,274
	NTelos, Inc., Term Loan
2,416,193	5.750%, 11/9/2019	2,398,072
	Numericable US, LLC, Term Loan
985,000	0.000%, 1/31/2023[b,c]	973,357
	SBA Senior Finance II, LLC, Term Loan
735,663	3.250%, 3/24/2021	729,799
379,050	3.250%, 6/10/2022	374,596
	TNS, Inc., Term Loan
1,844,826	5.000%, 2/14/2020	1,827,153
	Univision Communications, Inc., Term Loan
2,232,273	4.000%, 3/1/2020	2,216,647
	Virgin Media Investment Holdings, Ltd., Term Loan
1,538,539	3.500%, 6/30/2023	1,529,200
	WideOpenWest Finance, LLC, Term Loan
2,233,052	4.500%, 4/1/2019	2,193,036
	WMG Acquisition Corporation, Term Loan
254,800	3.750%, 7/1/2020	247,655
	XO Communications, LLC, Term Loan
541,750	4.250%, 3/20/2021	537,958
	Yankee Cable Acquisition, LLC, Term Loan
2,128,714	4.250%, 3/1/2020	2,117,410
	Zayo Group, LLC, Term Loan
2,232,145	3.750%, 5/6/2021	2,228,306

	Total	48,021,425

Consumer Cyclical (4.2%)
	Amaya Gaming Group, Inc., Term Loan
2,118,640	5.000%, 8/1/2021	2,066,055
	Burlington Coat Factory Warehouse Corporation, Term Loan
2,002,028	4.250%, 8/13/2021	2,002,349
	Ceridian HCM Holding, Inc., Term Loan
1,081,551	4.500%, 9/15/2020	994,129
	Chrysler Group, LLC, Term Loan
253,384	3.500%, 5/24/2017	253,027

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (33.2%)[a]	Value
Consumer Cyclical (4.2%) - continued
	Golden Nugget, Inc., Delayed Draw
$228,600	5.500%, 11/21/2019	$228,744
	Golden Nugget, Inc., Term Loan
533,400	5.500%, 11/21/2019	533,736
	Hilton Worldwide Finance, LLC, Term Loan
426,412	3.500%, 10/26/2020	427,077
	IMG Worldwide, Inc., Term Loan
1,489,023	5.250%, 5/6/2021	1,484,839
	J.C. Penney Corporation, Inc., Term Loan
2,233,588	6.000%, 5/22/2018	2,225,212
	Marina District Finance Company, Inc., Term Loan
1,350,308	6.500%, 8/15/2018	1,349,444
	Mohegan Tribal Gaming Authority, Term Loan
1,918,867	5.500%, 6/15/2018	1,895,841
	Pinnacle Entertainment, Inc., Term Loan
222,962	3.750%, 8/13/2020	222,589
	ROC Finance, LLC, Term Loan
254,800	5.000%, 6/20/2019	239,752
	Scientific Games International, Inc., Term Loan
2,245,013	6.000%, 10/18/2020	2,190,638
	Seminole Hard Rock Entertainment, Inc., Term Loan
931,785	3.500%, 5/14/2020	916,643
	Seminole Indian Tribe of Florida, Term Loan
214,500	3.000%, 4/29/2020	213,588

	Total	17,243,663

Consumer Non-Cyclical (4.9%)
	Albertsons, Inc., Term Loan
2,472,323	5.375%, 3/21/2019	2,468,960
	Catalina Marketing Corporation, Term Loan
1,119,332	4.500%, 4/9/2021	967,753
	CHS/Community Health Systems, Inc., Term Loan
867,113	3.750%, 1/27/2021	862,916
1,595,465	4.000%, 1/27/2021	1,590,152
	Endo Luxembourg Finance I Co Sarl, Term Loan
1,170,000	3.750%, 9/26/2022	1,148,612
	JBS USA, LLC, Term Loan
1,040,000	4.000%, 10/31/2022	1,040,634
	LTF Merger Sub, Inc., Term Loan
1,381,538	4.250%, 6/10/2022	1,370,886
	Ortho-Clinical Diagnostics, Inc., Term Loan
2,592,876	4.750%, 6/30/2021	2,551,831
	Roundy’s Supermarkets, Inc., Term Loan
2,218,401	5.750%, 3/3/2021	1,810,770
	Supervalu, Inc., Term Loan
2,260,788	4.500%, 3/21/2019	2,255,747
	Valeant Pharmaceuticals International, Inc., Term Loan
1,975,000	0.000%, 4/1/2022[b,c]	1,833,294
	Visant Corporation, Term Loan
2,065,786	7.000%, 9/23/2021	2,056,428

	Total	19,957,983

Energy (1.8%)
	Arch Coal, Inc., Term Loan
2,198,969	6.250%, 5/16/2018	1,133,854
	Aria Energy Operating, LLC, Term Loan
1,207,728	5.000%, 5/27/2022	1,159,419
	Exgen Renewables I, LLC, Term Loan
1,161,197	5.250%, 2/6/2021	1,164,100
	McJunkin Red Man Corporation, Term Loan
897,669	4.750%, 11/8/2019	872,983
	MEG Energy Corporation, Term Loan
1,726,552	3.750%, 3/31/2020	1,620,490
	Offshore Group Investment, Ltd., Term Loan
1,410,294	5.750%, 3/28/2019	398,408
	Pacific Drilling SA, Term Loan
2,233,587	4.500%, 6/3/2018	1,202,407

	Total	7,551,661

Financials (1.4%)
	Harland Clarke Holdings Corporation, Term Loan
2,156,469	7.000%, 5/22/2018	2,148,382
	MPH Acquisition Holdings, LLC, Term Loan
1,758,294	3.750%, 3/31/2021	1,733,028
	TransUnion, LLC, Term Loan
1,108,125	3.500%, 4/9/2021	1,091,968
	WaveDivision Holdings, LLC, Term Loan
790,934	4.000%, 10/15/2019	788,300

	Total	5,761,678

Technology (2.4%)
	BMC Software, Inc., Term Loan
2,132,500	5.000%, 9/10/2020	1,917,246
	First Data Corporation, Term Loan
2,285,000	3.697%, 3/23/2018	2,266,240
380,000	3.697%, 9/24/2018	377,150
	Freescale Semiconductor, Inc., Term Loan
2,233,124	4.250%, 2/28/2020	2,230,534
	Infor US, Inc., Term Loan
1,499,258	3.750%, 6/3/2020	1,457,564
	Merrill Communications, LLC, Term Loan
909,528	6.250%, 6/1/2022	891,337
	SS&C European Holdings SARL, Term Loan
50,852	4.000%, 7/8/2022	50,979
328,655	4.000%, 7/8/2022	329,476
	SunGard Data Systems, Inc., Term Loan
113,320	4.000%, 3/8/2020	113,178

	Total	9,633,704

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (33.2%)[a]	Value
Transportation (1.8%)
	American Airlines, Inc., Term Loan
$4,455,638	3.250%, 6/27/2020	$4,412,017
	OSG Bulk Ships, Inc., Term Loan
1,826,875	5.250%, 8/5/2019	1,805,190
	XPO Logistics, Inc., Term Loan
985,000	0.000%, 10/27/2021[b,c]	975,150

	Total	7,192,357

Utilities (0.9%)
	Calpine Corporation, Term Loan
1,473,750	4.000%, 10/31/2020	1,472,276
253,411	3.500%, 5/27/2022	250,469
	Intergen NV, Term Loan
2,233,587	5.500%, 6/15/2020	2,047,932

	Total	3,770,677

	Total Bank Loans (cost $143,512,503)	135,363,060

Principal Amount	Long-Term Fixed Income (58.6%)	Value
Asset-Backed Securities (3.9%)
	Asset Backed Securities Corporation Home Equity Loan Trust
785,813	0.337%, 7/25/2036[d]	705,049
	Bayview Opportunity Master Fund Trust
141,250	3.623%, 7/28/2019*	140,435
383,900	3.623%, 4/28/2030[e]	382,287
372,072	3.228%, 7/28/2034*,f	372,601
526,326	3.721%, 2/28/2035*	527,025
934,064	3.721%, 7/28/2035[e,f]	936,896
	CAM Mortgage, LLC
601,137	3.500%, 7/15/2064*,f	601,020
	Credit Based Asset Servicing and Securitization, LLC
676,261	3.539%, 12/25/2036[f]	491,086
	First Horizon ABS Trust
576,177	0.357%, 10/25/2034[d,g]	518,885
	GMAC Mortgage Corporation Loan Trust
1,070,520	0.374%, 8/25/2035[d,g]	996,800
1,097,080	0.374%, 12/25/2036[d,g]	957,719
	IndyMac INDA Mortgage Loan Trust
1,080,282	4.730%, 8/25/2036	1,033,674
	IndyMac INDX Mortgage Loan Trust
804,771	0.407%, 4/25/2046[d]	637,931
	J.P. Morgan Mortgage Acquisition Trust
486,613	6.472%, 3/25/2047[f]	371,859
	Lehman XS Trust
690,965	5.440%, 8/25/2035[f]	626,758
	Popular ABS Mortgage Pass-Through Trust
900,000	5.297%, 11/25/2035[f]	858,468
	Pretium Mortgage Credit Partners, LLC
737,575	4.125%, 10/27/2030*	736,700
	Renaissance Home Equity Loan Trust
1,365,251	5.608%, 5/25/2036[f]	905,160
959,227	5.285%, 1/25/2037[f]	524,823
	Sunset Mortgage Loan Company, LLC
900,000	4.459%, 9/16/2045*,f	898,347
	U.S. Residential Opportunity Fund III Trust
806,974	3.721%, 1/27/2035*	805,112
	Vericrest Opportunity Loan Transferee
715,374	3.500%, 6/26/2045[e]	714,502
	Wachovia Asset Securitization, Inc.
1,420,542	0.337%, 7/25/2037*,d,g	1,254,492

	Total	15,997,629

Basic Materials (1.0%)
	Albemarle Corporation
242,000	3.000%, 12/1/2019	241,647
	Anglo American Capital plc
200,000	1.271%, 4/15/2016[d,e]	199,012
	ArcelorMittal SA
675,000	6.500%, 3/1/2021[h]	637,453
	Corporacion Nacional del Cobre de Chile
400,000	4.500%, 9/16/2025[e,h]	396,751
	Dow Chemical Company
136,000	8.550%, 5/15/2019	163,562
	First Quantum Minerals, Ltd.
269,000	6.750%, 2/15/2020[e]	204,776
559,000	7.000%, 2/15/2021[e]	413,660
	Freeport-McMoRan, Inc.
121,000	2.300%, 11/14/2017	113,740
162,000	2.375%, 3/15/2018	148,230
	Glencore Funding, LLC
170,000	1.377%, 4/16/2018[d,e]	145,824
	Inmet Mining Corporation
79	8.750%, 6/1/2020*	60
	LyondellBasell Industries NV
140,000	5.000%, 4/15/2019	150,624
	NOVA Chemicals Corporation
703,617	5.250%, 8/1/2023[e]	719,941
	Sappi Papier Holding GmbH
470,000	6.625%, 4/15/2021[e]	472,350

	Total	4,007,630

Capital Goods (1.8%)
	Berry Plastics Corporation
450,000	6.000%, 10/15/2022[e,h]	470,250
	Building Materials Corporation of America
385,000	6.000%, 10/15/2025[e]	409,063
	Cemex SAB de CV
830,000	5.700%, 1/11/2025[e]	767,750
	CNH Capital, LLC
469,079	3.625%, 4/15/2018	470,252
	Crown Americas Capital Corporation IV
675,000	4.500%, 1/15/2023	676,687
	L-3 Communications Corporation
201,000	1.500%, 5/28/2017	198,042
	Martin Marietta Materials, Inc.
238,000	1.427%, 6/30/2017[d]	236,383

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (58.6%)	Value
Capital Goods (1.8%) - continued
	Moog, Inc.
$595,000	5.250%, 12/1/2022[e]	$606,900
	Nortek, Inc.
469,079	8.500%, 4/15/2021	497,224
	Owens-Brockway Glass Container, Inc.
540,000	5.000%, 1/15/2022[e]	550,465
	Pentair Finance SA
155,000	3.625%, 9/15/2020	156,042
	Reynolds Group Issuer, Inc.
469,079	9.875%, 8/15/2019	493,706
	Roper Industries, Inc.
215,000	2.050%, 10/1/2018	213,899
	Sealed Air Corporation
545,000	4.875%, 12/1/2022[e]	559,987
	United Rentals, Inc.
855,000	5.500%, 7/15/2025	852,862

	Total	7,159,512

Collateralized Mortgage Obligations (8.3%)
	Alternative Loan Trust
499,543	5.500%, 5/25/2035	501,768
	American Home Mortgage Assets Trust
869,529	0.387%, 12/25/2046[d]	597,142
863,908	0.387%, 6/25/2047[d]	589,580
	Banc of America Alternative Loan Trust
804,658	6.000%, 11/25/2035	716,529
581,296	0.997%, 5/25/2046[d]	401,555
	Banc of America Mortgage Securities, Inc.
454,647	2.849%, 9/25/2035	416,456
	Banc of America Mortgage Trust
381,724	2.795%, 7/25/2035	352,975
	BCAP, LLC Trust
936,593	0.377%, 3/25/2037[d]	804,829
	Bear Stearns ALT-A Trust
872,636	2.652%, 10/25/2033	866,048
402,890	2.614%, 6/25/2034	399,750
	CHL Mortgage Pass-Through Trust
280,852	6.250%, 9/25/2036	254,919
483,880	6.000%, 4/25/2037	449,802
	CitiMortgage Alternative Loan Trust
422,684	5.750%, 4/25/2037	362,910
	Countrywide Alternative Loan Trust
481,558	6.500%, 8/25/2036	368,105
1,007,813	6.000%, 11/25/2036	884,711
750,895	6.000%, 1/25/2037	690,284
532,041	5.500%, 5/25/2037	452,050
369,555	7.000%, 10/25/2037	262,310
	Countrywide Home Loan Mortgage Pass Through Trust
437,316	2.654%, 11/25/2035	371,300
	Countrywide Home Loans, Inc.
343,670	2.451%, 3/20/2036	311,217
	Credit Suisse First Boston Mortgage Securities Corporation
339,713	5.250%, 10/25/2035	337,880
	Deutsche Alt-A Securities Mortgage Loan Trust
373,976	0.992%, 4/25/2047[d]	320,060
707,259	0.417%, 8/25/2047[d]	609,829
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
627,753	5.500%, 11/25/2035	600,469
	GMAC Mortgage Corporation Loan Trust
524,231	3.154%, 5/25/2035	501,543
314,548	3.280%, 9/19/2035	295,348
	Greenpoint Mortgage Funding Trust
363,390	0.397%, 10/25/2045[d]	285,183
	HarborView Mortgage Loan Trust
640,797	2.680%, 7/19/2035	569,339
501,544	2.757%, 12/19/2035	442,100
	HomeBanc Mortgage Trust
1,278,029	2.223%, 4/25/2037	960,890
	IndyMac INDX Mortgage Loan Trust
641,420	2.848%, 10/25/2035	533,388
	J.P. Morgan Alternative Loan Trust
1,355,595	2.823%, 3/25/2036	1,134,437
712,459	6.500%, 3/25/2036	619,198
	J.P. Morgan Mortgage Trust
779,445	2.641%, 7/25/2035	762,479
548,105	2.858%, 8/25/2035	545,000
534,914	2.692%, 1/25/2037	469,345
	Lehman Mortgage Trust
212,732	6.000%, 1/25/2036	196,460
	Master Asset Securitization Trust
443,121	0.697%, 6/25/2036[d]	256,319
	Merrill Lynch Mortgage Investors Trust
723,659	6.250%, 8/25/2036	591,606
	Morgan Stanley Mortgage Loan Trust
525,489	2.934%, 11/25/2035	386,955
	MortgageIT Trust
901,819	0.457%, 12/25/2035[d]	817,342
794,812	0.397%, 4/25/2036[d]	599,500
	RALI Trust
433,313	0.417%, 7/25/2036[d]	278,837
919,048	0.377%, 11/25/2036[d]	664,510
	Residential Accredit Loans, Inc.
179,870	3.469%, 5/25/2035	178,507
359,972	3.663%, 9/25/2035	300,000
	Residential Accredit Loans, Inc. Trust
801,918	5.750%, 9/25/2035	722,236
894,036	5.750%, 4/25/2037	721,093
	Residential Asset Securitization Trust
615,437	6.235%, 8/25/2022	551,851
	Residential Funding Mortgage Security I Trust
707,855	6.000%, 7/25/2037	639,823
	Sequoia Mortgage Trust
537,120	2.875%, 9/20/2046	430,638
	Structured Adjustable Rate Mortgage Loan Trust
346,921	2.640%, 1/25/2035	288,310
577,676	2.715%, 7/25/2035	493,929
	Structured Asset Mortgage Investments, Inc.
1,145,129	0.507%, 12/25/2035[d]	806,348
943,131	0.407%, 5/25/2046[d]	666,674

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (58.6%)	Value
Collateralized Mortgage Obligations (8.3%) - continued
	WaMu Mortgage Pass Through Certificates
$750,010	4.207%, 8/25/2036	$660,682
648,741	1.793%, 1/25/2037	550,984
219,637	2.406%, 8/25/2046	188,099
1,108,344	0.952%, 1/25/2047[d]	1,002,648
753,113	0.962%, 1/25/2047[d]	608,245
	Washington Mutual Mortgage Pass Through Certificates
690,756	0.972%, 2/25/2047[d]	494,281
	Wells Fargo Mortgage Backed Securities Trust
450,352	2.621%, 3/25/2036	436,951
553,304	2.695%, 7/25/2036	542,490
231,880	6.000%, 7/25/2037	230,148

	Total	33,346,194

Communications Services (3.0%)
	21st Century Fox America, Inc.
225,000	6.900%, 3/1/2019	257,769
	AMC Networks, Inc.
309,079	7.750%, 7/15/2021	331,487
170,000	4.750%, 12/15/2022	170,638
	America Movil SAB de CV
134,000	5.000%, 10/16/2019	146,435
	American Tower Corporation
170,000	2.800%, 6/1/2020	169,209
	AT&T, Inc.
165,000	1.257%, 6/30/2020[d]	163,591
	British Sky Broadcasting Group plc
240,000	2.625%, 9/16/2019[e]	241,391
	CC Holdings GS V, LLC
160,000	2.381%, 12/15/2017	161,120
	CCO Safari II, LLC
80,000	3.579%, 7/23/2020[e]	80,300
80,000	4.464%, 7/23/2022[e]	81,160
	CenturyLink, Inc.
500,000	6.450%, 6/15/2021	503,750
	Clear Channel Worldwide Holdings, Inc.
550,000	6.500%, 11/15/2022	573,375
	Columbus International, Inc.
800,000	7.375%, 3/30/2021[e]	832,000
	Crown Castle International Corporation
553,000	5.250%, 1/15/2023	595,166
	Digicel, Ltd.
779,079	6.000%, 4/15/2021[e]	701,171
	DIRECTV Holdings, LLC
171,000	5.875%, 10/1/2019	192,539
	FairPoint Communications, Inc.
630,000	8.750%, 8/15/2019[e]	648,900
	Frontier Communications Corporation
585,000	8.875%, 9/15/2020[e]	607,300
	Hughes Satellite Systems Corporation
338,000	6.500%, 6/15/2019	372,053
	Intelsat Jackson Holdings SA
469,079	7.250%, 10/15/2020	428,035
	Level 3 Financing, Inc.
376,000	8.625%, 7/15/2020	397,150
	Numericable-SFR
800,000	6.000%, 5/15/2022[e]	802,000
	SBA Tower Trust
276,000	5.101%, 4/17/2017[e]	281,805
	Sprint Corporation
825,000	7.625%, 2/15/2025	732,188
	Telefonica Emisiones SAU
218,000	3.192%, 4/27/2018	223,591
	T-Mobile USA, Inc.
525,000	6.633%, 4/28/2021	543,375
	Univision Communications, Inc.
540,000	5.125%, 5/15/2023[e]	534,600
	UPCB Finance V, Ltd.
675,000	7.250%, 11/15/2021[e]	718,875
	Verizon Communications, Inc.
559,000	2.625%, 2/21/2020	564,553
238,000	4.500%, 9/15/2020	258,049

	Total	12,313,575

Consumer Cyclical (3.0%)
	AMC Entertainment, Inc.
448,000	5.875%, 2/15/2022	463,680
	Chrysler Group, LLC
469,079	8.250%, 6/15/2021	501,915
	Cinemark USA, Inc.
394,000	4.875%, 6/1/2023	388,582
	Corrections Corporation of America
565,000	5.000%, 10/15/2022	572,062
	Daimler Finance North America, LLC
135,000	1.875%, 1/11/2018[e]	134,669
	ERAC USA Finance, LLC
238,000	2.350%, 10/15/2019[e]	236,635
	Ford Motor Credit Company, LLC
203,000	5.000%, 5/15/2018	215,592
250,000	2.597%, 11/4/2019	247,852
	General Motors Financial Company, Inc.
469,079	3.250%, 5/15/2018	474,781
364,000	4.375%, 9/25/2021	377,645
	GLP Capital, LP
800,000	4.875%, 11/1/2020	824,000
	Hilton Worldwide Finance, LLC
675,000	5.625%, 10/15/2021	706,502
	Home Depot, Inc.
160,000	0.707%, 9/15/2017[d]	160,504
160,000	2.625%, 6/1/2022	161,004
	Hyundai Capital America
195,000	1.450%, 2/6/2017[e]	194,164
60,000	2.000%, 3/19/2018[e]	59,574
	Jaguar Land Rover Automotive plc
425,000	4.125%, 12/15/2018[e]	435,625
376,000	5.625%, 2/1/2023[e]	387,280
	KB Home
412,000	4.750%, 5/15/2019	405,159
	L Brands, Inc.
376,000	6.625%, 4/1/2021	425,820
	Lennar Corporation
740,000	4.750%, 11/15/2022	740,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (58.6%)	Value
Consumer Cyclical (3.0%) - continued
	Macy’s Retail Holdings, Inc.
$250,000	7.450%, 7/15/2017	$273,465
	MGM Resorts International
825,000	6.000%, 3/15/2023[h]	837,375
	Ralph Lauren Corporation
160,000	2.625%, 8/18/2020	161,262
	Royal Caribbean Cruises, Ltd.
799,079	5.250%, 11/15/2022	851,019
	Six Flags Entertainment Corporation
550,000	5.250%, 1/15/2021[e]	570,625
	Toll Brothers Finance Corporation
268,000	4.000%, 12/31/2018	278,720
	Volkswagen Group of America Finance, LLC
242,000	0.773%, 11/20/2017[d,e]	231,058
	West Corporation
800,000	5.375%, 7/15/2022[e]	762,000

	Total	12,078,569

Consumer Non-Cyclical (2.9%)
	Actavis Funding SCS
100,000	1.591%, 3/12/2020[d]	98,803
	Amgen, Inc.
170,000	2.125%, 5/1/2020	168,494
	B&G Foods, Inc.
340,000	4.625%, 6/1/2021	338,725
	BAT International Finance plc
160,000	0.847%, 6/15/2018[d,e]	159,867
	Becton, Dickinson and Company
182,000	1.450%, 5/15/2017	181,944
	Boston Scientific Corporation
110,000	6.000%, 1/15/2020	123,206
	Cardinal Health, Inc.
160,000	1.950%, 6/15/2018	160,753
	Celgene Corporation
160,000	3.550%, 8/15/2022	162,581
	CHS/Community Health Systems, Inc.
376,000	7.125%, 7/15/2020	385,400
	Cott Beverages, Inc.
815,000	5.375%, 7/1/2022	810,925
	CVS Health Corporation
136,000	2.250%, 12/5/2018	137,853
	EMD Finance, LLC
105,000	0.684%, 3/17/2017[d,e]	104,579
	Envision Healthcare Corporation
800,000	5.125%, 7/1/2022[e]	776,000
	Forest Laboratories, Inc.
236,000	4.375%, 2/1/2019[e]	248,287
	Fresenius Medical Care US Finance, Inc.
469,079	5.750%, 2/15/2021[e]	508,951
	Gilead Sciences, Inc.
155,000	3.250%, 9/1/2022	157,181
	Grifols Worldwide Operations, Ltd.
550,000	5.250%, 4/1/2022	569,250
	HCA, Inc.
469,079	4.750%, 5/1/2023	480,806
	JBS USA, LLC
855,000	5.750%, 6/15/2025[e]	827,213
	Laboratory Corporation of America Holdings
90,000	2.625%, 2/1/2020	89,825
	Land O’Lakes, Inc.
400,000	8.000%, 12/31/2049[e,i]	412,000
	Mead Johnson Nutrition Company
160,000	3.000%, 11/15/2020	160,647
	Merck & Company, Inc.
95,000	0.686%, 2/10/2020[d]	94,343
	Mondelez International, Inc.
140,000	2.250%, 2/1/2019	140,555
	Ortho-Clinical Diagnostics, Inc.
770,000	6.625%, 5/15/2022[e]	667,013
	PepsiCo, Inc.
170,000	1.850%, 4/30/2020	169,268
	Revlon Consumer Products Corporation
469,079	5.750%, 2/15/2021	474,942
	Reynolds American, Inc.
160,000	3.250%, 6/12/2020	163,917
	SABMiller plc
182,000	6.500%, 7/15/2018[e]	202,735
	Safeway, Inc.
55,000	3.400%, 12/1/2016	54,725
	Spectrum Brands Escrow Corporation
376,000	6.375%, 11/15/2020	401,380
	Tenet Healthcare Corporation
675,000	8.125%, 4/1/2022	713,813
	TreeHouse Foods, Inc.
550,000	4.875%, 3/15/2022	532,125
	Valeant Pharmaceuticals International
469,079	7.250%, 7/15/2022[e]	417,480
	VPII Escrow Corporation
500,000	7.500%, 7/15/2021[e]	456,250
	WM Wrigley Jr. Company
138,000	2.000%, 10/20/2017[e]	139,376

	Total	11,691,212

Energy (2.0%)
	Boardwalk Pipelines, Ltd.
192,000	5.875%, 11/15/2016	197,778
	Buckeye Partners, LP
268,000	2.650%, 11/15/2018	259,358
	Concho Resources, Inc.
719,079	6.500%, 1/15/2022	745,146
	Crestwood Midstream Partners, LP
550,000	6.250%, 4/1/2023[e]	467,500
	Enbridge, Inc.
118,000	0.779%, 6/2/2017[d]	115,886
	EQT Corporation
52,000	5.150%, 3/1/2018	54,588
134,000	8.125%, 6/1/2019	155,279
	Hess Corporation
138,000	8.125%, 2/15/2019	160,285
	Linn Energy, LLC
500,000	6.250%, 11/1/2019	117,500
469,079	8.625%, 4/15/2020	121,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (58.6%)	Value
Energy (2.0%) - continued
	MarkWest Energy Partners, LP
$845,000	4.875%, 12/1/2024	$797,469
	MEG Energy Corporation
376,000	6.375%, 1/30/2023[e]	316,780
	Offshore Group Investment, Ltd.
500,000	7.125%, 4/1/2023	146,875
	Pacific Drilling V, Ltd.
550,000	7.250%, 12/1/2017[e]	374,000
	Petrobras International Finance Company
1,100,000	5.750%, 1/20/2020	938,795
	Petroleos Mexicanos
1,505,000	5.625%, 1/23/2046[e]	1,297,762
	Regency Energy Partners, LP
675,000	5.000%, 10/1/2022	655,996
	Sabine Pass Liquefaction, LLC
805,000	5.625%, 3/1/2025[e]	771,794
	Shell International Finance BV
170,000	0.762%, 5/11/2020[d]	168,124
	Southwestern Energy Company
233,000	7.500%, 2/1/2018	247,516

	Total	8,110,392

Financials (5.9%)
	Abbey National Treasury Services plc
240,000	0.736%, 9/29/2017[d]	238,654
	ACE INA Holdings, Inc.
160,000	2.875%, 11/3/2022[c]	160,211
	Air Lease Corporation
244,000	2.125%, 1/15/2018	241,072
80,000	2.625%, 9/4/2018	79,678
	Ally Financial, Inc.
540,000	3.750%, 11/18/2019	547,020
	American Express Credit Corporation
160,000	1.386%, 9/14/2020[d]	160,541
	Aviation Capital Group Corporation
138,000	3.875%, 9/27/2016[e]	139,725
	Bank of America Corporation
268,000	5.700%, 5/2/2017	282,712
240,000	1.700%, 8/25/2017	240,728
484,000	1.389%, 3/22/2018[d]	486,923
420,000	5.650%, 5/1/2018	456,915
242,000	8.000%, 12/29/2049[i]	252,309
	Bank of New York Mellon Corporation
160,000	4.500%, 12/31/2049[i]	148,800
	BB&T Corporation
202,000	2.050%, 6/19/2018	203,619
	BBVA International Preferred SA Unipersonal
715,000	5.919%, 12/29/2049[i]	727,513
	Bear Stearns Companies, LLC
295,000	6.400%, 10/2/2017	321,256
	BNP Paribas SA
208,000	2.375%, 9/14/2017	211,276
	BPCE SA
358,000	5.150%, 7/21/2024[e]	369,450
	Caisse Centrale Desjardins du Quebec
115,000	0.989%, 1/29/2018[d,e]	114,764
	Capital One Financial Corporation
267,000	6.150%, 9/1/2016	277,656
	CIT Group, Inc.
450,000	3.875%, 2/19/2019	456,750
	Citigroup, Inc.
366,000	5.500%, 2/15/2017	384,479
229,000	6.000%, 8/15/2017	246,374
363,000	1.850%, 11/24/2017	364,101
215,000	8.500%, 5/22/2019	259,569
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
500,000	11.000%, 12/29/2049[e,i]	621,875
	Credit Agricole SA
250,000	1.302%, 6/10/2020[d,e]	249,603
	Credit Suisse Group AG
358,000	7.500%, 12/11/2049[e,i]	377,937
	CyrusOne, LP
469,079	6.375%, 11/15/2022	484,324
	DDR Corporation
140,000	9.625%, 3/15/2016	144,193
	Discover Bank
70,000	8.700%, 11/18/2019	83,120
	Discover Financial Services
138,000	6.450%, 6/12/2017	147,810
	Duke Realty, LP
242,000	8.250%, 8/15/2019	290,805
	Fifth Third Bancorp
315,000	5.450%, 1/15/2017	328,328
	Goldman Sachs Group, Inc.
138,000	2.625%, 1/31/2019	140,309
228,000	7.500%, 2/15/2019	265,730
115,000	1.476%, 4/23/2020[d]	115,129
170,000	1.925%, 11/29/2023[d]	171,517
	Hartford Financial Services Group, Inc.
263,000	6.000%, 1/15/2019	292,724
	HCP, Inc.
139,000	3.750%, 2/1/2019	144,484
	Health Care REIT, Inc.
134,000	4.700%, 9/15/2017	140,801
	HSBC Holdings plc
121,000	6.375%, 12/29/2049[i]	119,488
	Hutchison Whampoa Finance CI, Ltd.
234,000	1.625%, 10/31/2017[e]	233,367
	Icahn Enterprises, LP
800,000	6.000%, 8/1/2020	835,000
	ING Bank NV
358,000	5.800%, 9/25/2023[e]	393,564
200,000	4.125%, 11/21/2023	205,500
	ING Capital Funding Trust III
144,000	3.927%, 12/29/2049[d,i]	143,280
	International Lease Finance Corporation
140,000	2.287%, 6/15/2016[d]	139,734
420,000	5.875%, 4/1/2019	450,631
	Intesa Sanpaolo SPA
68,000	3.875%, 1/16/2018	70,189
201,000	3.875%, 1/15/2019	209,024
	J.P. Morgan Chase & Company
138,000	6.300%, 4/23/2019	156,888
75,000	2.250%, 1/23/2020	74,407

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (58.6%)	Value
Financials (5.9%) - continued
$276,000	7.900%, 4/29/2049[i]	$286,764
775,000	6.750%, 8/29/2049[i]	840,875
	KeyCorp
223,000	2.300%, 12/13/2018	224,382
	Liberty Mutual Group, Inc.
54,000	5.000%, 6/1/2021[e]	58,128
	Lloyds Bank plc
105,000	0.856%, 3/16/2018[d]	104,657
	MetLife, Inc.
244,000	1.903%, 12/15/2017	245,007
	Mizuho Corporate Bank, Ltd.
191,000	1.550%, 10/17/2017[e]	190,235
	Morgan Stanley
238,000	6.625%, 4/1/2018	264,386
115,000	1.463%, 1/27/2020[d]	115,499
150,000	4.875%, 11/1/2022	161,752
	MPT Operating Partnership, LP
550,000	5.500%, 5/1/2024	561,000
	Murray Street Investment Trust I
386,000	4.647%, 3/9/2017	401,348
	National City Corporation
140,000	6.875%, 5/15/2019	160,583
	New York Life Global Funding
160,000	1.550%, 11/2/2018[c,e]	159,641
	Nomura Holdings, Inc.
135,000	2.750%, 3/19/2019	136,915
	Quicken Loans, Inc.
550,000	5.750%, 5/1/2025[e]	545,875
	Realty Income Corporation
191,000	2.000%, 1/31/2018	191,892
	Regions Bank
250,000	7.500%, 5/15/2018	281,443
	Reinsurance Group of America, Inc.
305,000	5.625%, 3/15/2017	320,302
	Royal Bank of Scotland Group plc
134,000	1.267%, 3/31/2017[d]	133,942
358,000	7.640%, 3/29/2049[i]	373,931
358,000	7.648%, 8/29/2049[i]	445,710
400,000	7.500%, 12/29/2049[i]	414,000
	Simon Property Group, LP
160,000	2.500%, 9/1/2020	161,171
	SLM Corporation
150,000	4.625%, 9/25/2017	151,680
	Societe Generale SA
207,000	5.750%, 4/20/2016[e]	211,091
	State Bank of India
375,000	3.622%, 4/17/2019[e]	384,942
	State Street Corporation
160,000	1.225%, 8/18/2020[d]	160,744
	Sumitomo Mitsui Banking Corporation
360,000	1.300%, 1/10/2017	359,920
135,000	0.897%, 1/16/2018[d]	134,373
	Swiss RE Capital I, LP
202,000	6.854%, 5/29/2049[e,i]	204,878
	Synchrony Financial
363,000	1.875%, 8/15/2017	363,240
75,000	1.530%, 2/3/2020[d]	74,083
	UnitedHealth Group, Inc.
160,000	3.350%, 7/15/2022	165,790
	USB Realty Corporation
60,000	1.468%, 12/29/2049[d,e,i]	54,375
	Voya Financial, Inc.
210,000	2.900%, 2/15/2018	214,318
	Wells Fargo & Company
115,000	1.002%, 1/30/2020[d]	114,857

	Total	23,775,585

Foreign Government (11.1%)
	Bahama Government International Bond
200,000	5.750%, 1/16/2024[e]	213,500
	Brazil Government International Bond
745,000	4.875%, 1/22/2021	732,708
2,200,000	2.625%, 1/5/2023[h]	1,817,200
1,875,000	5.000%, 1/27/2045	1,406,250
	Colombia Government International Bond
1,010,000	2.625%, 3/15/2023	914,050
910,000	4.000%, 2/26/2024	893,165
1,650,000	5.000%, 6/15/2045	1,464,375
	Costa Rica Government International Bond
1,830,000	7.158%, 3/12/2045[e]	1,651,575
	Croatia Government International Bond
1,275,000	6.625%, 7/14/2020[e]	1,385,734
	Export-Import Bank of Korea
110,000	2.250%, 1/21/2020	109,512
	Hungary Government International Bond
480,000	4.000%, 3/25/2019	502,800
1,450,000	5.750%, 11/22/2023	1,633,062
1,080,000	5.375%, 3/25/2024	1,193,400
	Indonesia Government International Bond
1,140,000	4.875%, 5/5/2021[e]	1,197,693
1,100,000	3.375%, 4/15/2023[e]	1,048,100
900,000	4.125%, 1/15/2025[e,h]	879,241
1,900,000	5.125%, 1/15/2045[e]	1,781,716
	Mexico Government International Bond
50,000	3.500%, 1/21/2021	51,425
910,000	3.625%, 3/15/2022	931,840
1,120,000	4.000%, 10/2/2023	1,155,840
910,000	3.600%, 1/30/2025	905,450
910,000	4.750%, 3/8/2044	864,500
1,160,000	4.600%, 1/23/2046	1,075,900
	Panama Government International Bond
725,000	4.000%, 9/22/2024	732,250
750,000	3.750%, 3/16/2025	742,500
	Peru Government International Bond
2,235,000	4.125%, 8/25/2027	2,246,175
	Philippines Government International Bond
675,000	7.750%, 1/14/2031	974,716
900,000	6.375%, 10/23/2034	1,208,427
	Romania Government International Bond
730,000	4.375%, 8/22/2023[e]	768,164
380,000	4.875%, 1/22/2024[e]	413,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (58.6%)	Value
Foreign Government (11.1%) - continued
	Russia Government International Bond
$3,000,000	5.000%, 4/29/2020[e]	$3,153,750
1,820,000	4.875%, 9/16/2023[e]	1,881,334
	Slovenia Government International Bond
400,000	4.125%, 2/18/2019[e]	424,320
	South Africa Government International Bond
900,000	5.500%, 3/9/2020	967,500
735,000	5.875%, 5/30/2022	807,581
375,000	5.375%, 7/24/2044[h]	367,500
	Turkey Government International Bond
2,000,000	7.000%, 6/5/2020	2,265,900
1,450,000	5.125%, 3/25/2022	1,516,558
1,450,000	4.250%, 4/14/2026[h]	1,392,000
728,000	4.875%, 4/16/2043	655,418
	Venezuela Government International Bond
2,215,000	7.650%, 4/21/2025	836,163

	Total	45,162,542

Mortgage-Backed Securities (10.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,250,000	3.000%, 11/1/2030[c]	2,338,183
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,050,000	4.000%, 12/1/2045[c]	3,234,072
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,750,000	3.500%, 11/1/2030[c]	1,847,617
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
14,500,000	3.500%, 11/1/2045[c]	15,089,969
11,262,500	4.000%, 11/1/2045[c]	11,988,402
200,000	4.000%, 12/1/2045[c]	212,508
6,900,000	4.500%, 12/1/2045[c]	7,468,279

	Total	42,179,030

Technology (1.7%)
	Alliance Data Systems Corporation
440,000	5.375%, 8/1/2022[e]	446,600
	Amkor Technology, Inc.
500,000	6.625%, 6/1/2021	492,500
	Apple, Inc.
170,000	0.614%, 5/6/2020[d]	169,095
	Automatic Data Processing, Inc.
160,000	2.250%, 9/15/2020	161,472
	Baidu, Inc.
200,000	2.750%, 6/9/2019	198,994
	Cisco Systems, Inc.
160,000	0.824%, 3/1/2019[d]	160,000
	Denali Borrower, LLC
800,000	5.625%, 10/15/2020[e]	851,000
	Equinix, Inc.
540,000	5.750%, 1/1/2025	562,950
	Fidelity National Information Services, Inc.
236,000	1.450%, 6/5/2017	233,572
160,000	3.625%, 10/15/2020	162,844
	First Data Corporation
550,000	5.375%, 8/15/2023[e,h]	559,625
	Freescale Semiconductor, Inc.
500,000	6.000%, 1/15/2022[e]	532,500
	Hewlett Packard Enterprise Company
165,000	3.600%, 10/15/2020[e]	166,179
	IMS Health, Inc.
375,000	6.000%, 11/1/2020[e]	388,125
	Intel Corporation
160,000	3.100%, 7/29/2022	164,640
	Iron Mountain, Inc.
469,079	6.000%, 8/15/2023	491,947
	Oracle Corporation
170,000	2.500%, 5/15/2022	167,888
	Sensata Technologies BV
765,000	4.875%, 10/15/2023[e]	748,744
	Texas Instruments, Inc.
170,000	1.750%, 5/1/2020	168,619
	Tyco Electronics Group SA
202,000	6.550%, 10/1/2017	220,985

	Total	7,048,279

Transportation (0.7%)
	Air Canada Pass Through Trust
65,000	3.875%, 3/15/2023[e]	63,456
	American Airlines Pass Through Trust
121,496	4.950%, 1/15/2023	130,147
	Avis Budget Car Rental, LLC
800,000	5.125%, 6/1/2022[e]	816,592
	Continental Airlines, Inc.
350,223	6.250%, 4/11/2020	367,734
	Delta Air Lines, Inc.
240,000	6.750%, 5/23/2017	240,600
128,021	4.950%, 5/23/2019	134,102
111,449	4.750%, 5/7/2020	117,579
	J.B. Hunt Transport Services, Inc.
160,000	3.300%, 8/15/2022	160,050
	Korea Expressway Corporation
200,000	1.625%, 4/28/2017[e]	199,856
	US Airways Pass Through Trust
374,821	3.950%, 11/15/2025	380,443
	XPO Logistics, Inc.
500,000	6.500%, 6/15/2022[e]	446,250

	Total	3,056,809

U.S. Government and Agencies (1.3%)
	U.S. Treasury Notes
4,510,000	1.875%, 6/30/2020	4,586,927
900,000	2.125%, 6/30/2022	915,024

	Total	5,501,951

Utilities (1.7%)
	AES Corporation
469,079	7.375%, 7/1/2021	499,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (58.6%)	Value
Utilities (1.7%) - continued
	Arizona Public Service Company
$95,000	2.200%, 1/15/2020	$94,536
	Berkshire Hathaway Energy Company
240,000	2.400%, 2/1/2020	237,651
	Calpine Corporation
675,000	5.375%, 1/15/2023	645,469
	Chesapeake Midstream Partners, LP
500,000	6.125%, 7/15/2022	511,813
	DTE Energy Company
242,000	2.400%, 12/1/2019	242,184
	Dynegy Finance I, Inc.
775,000	7.375%, 11/1/2022	776,938
	EDP Finance BV
242,000	4.125%, 1/15/2020[e]	243,743
	El Paso Corporation
122,000	7.000%, 6/15/2017	129,165
	Electricite de France SA
400,000	5.250%, 12/29/2049[e,i]	398,000
358,000	5.625%, 12/29/2049[e,i]	353,793
	Energy Transfer Equity, LP
855,000	5.500%, 6/1/2027	761,085
	Enterprise Products Operating, LLC
450,000	7.000%, 6/1/2067[h]	400,500
	Eversource Energy
80,000	1.600%, 1/15/2018	79,667
	Exelon Generation Company, LLC
138,000	5.200%, 10/1/2019	149,625
70,000	2.950%, 1/15/2020	70,272
	NiSource Finance Corporation
97,000	6.400%, 3/15/2018	107,232
	NRG Energy, Inc.
469,079	6.625%, 3/15/2023	436,243
	Pacific Gas & Electric Company
134,000	5.625%, 11/30/2017	144,627
	PG&E Corporation
136,000	2.400%, 3/1/2019	136,771
	Sempra Energy
244,000	6.150%, 6/15/2018	268,809
75,000	2.400%, 3/15/2020	74,548
	Southern California Edison Company
55,000	2.400%, 2/1/2022	54,023
	Xcel Energy, Inc.
170,000	1.200%, 6/1/2017	169,448

	Total	6,985,711

	Total Long-Term Fixed Income (cost $242,834,799)	238,414,620

Shares	Mutual Funds (3.1%)	Value
Equity Mutual Funds (0.6%)
34,500	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	441,945
38,500	BlackRock Resources & Commodities Strategy Trust	293,370
34,000	Cohen & Steers REIT and Preferred Income Fund, Inc.	612,680
17,000	Guggenheim Multi-Asset Income ETF	333,540
79,500	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	789,435

	Total	2,470,970

Fixed Income Mutual Funds (2.5%)
184,069	Aberdeen Asia-Pacific Income Fund, Inc.	874,328
57,050	Doubleline Income Solutions Fund	1,007,503
29,204	First Trust High Income Long/Short Fund	436,892
14,780	iShares J.P. Morgan USD Emerging Markets Bond ETF[h]	1,603,630
171,926	MFS Intermediate Income Trust	783,982
61,304	PIMCO Dynamic Credit Income Fund	1,150,063
141,898	Templeton Global Income Fund	926,594
22,645	Vanguard Short-Term Corporate Bond ETF	1,804,354
64,671	Western Asset Emerging Markets Debt Fund, Inc.	951,310
100,767	Western Asset High Income Opportunity Fund, Inc.	489,728

	Total	10,028,384

	Total Mutual Funds (cost $14,245,277)	12,499,354

Shares	Preferred Stock (1.5%)	Value
Financials (1.4%)
5,370	Agribank FCB, 6.875%[i]	561,836
4,400	Allstate Corporation, 5.100%	113,212
322	Bank of America Corporation, Convertible, 7.250%[i]	355,810
28,995	Citigroup, Inc., 6.875%[i]	798,522
10,000	Discover Financial Services, 6.500%[i]	266,900
6,965	Farm Credit Bank of Texas, 6.750%[e,i]	732,414
20,600	Goldman Sachs Group, Inc., 5.500%[i]	512,734
19,675	HSBC USA, Inc., 6.500%[i]	504,073
580	M&T Bank Corporation, 6.375%[i]	598,669
14,300	Morgan Stanley, 7.125%[i]	398,255
9,666	U.S. Bancorp, 6.500%[i]	280,121
358	Wells Fargo & Company, Convertible, 7.500%[i]	424,230

	Total	5,546,776

Materials (0.1%)
14,320	CHS, Inc., 7.100%[i]	396,378

	Total	396,378

Utilities (<0.1%)
8,000	Southern California Edison Company Trust IV, 5.375%[i,j]	210,640

	Total	210,640

	Total Preferred Stock (cost $5,866,495)	6,153,794

Shares	Common Stock (0.9%)	Value
Financials (0.9%)
21,000	American Capital Agency Corporation	374,430
40,800	Annaly Capital Management, Inc.	405,960
130,900	Apollo Investment Corporation	699,006
60,250	Ares Capital Corporation	917,607
26,700	Invesco Mortgage Capital, Inc.	321,735

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (0.9%)	Value
Financials (0.9%) - continued
51,300	Solar Capital, Ltd.	$888,003

	Total	3,606,741

	Total Common Stock (cost $4,070,479)	3,606,741

Shares	Collateral Held for Securities Loaned (2.1%)	Value
8,644,084	Thrivent Cash Management Trust	8,644,084

	Total Collateral Held for Securities Loaned (cost $8,644,084)	8,644,084

Shares or Principal Amount	Short-Term Investments (13.5%)[k]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	0.100%, 1/8/2016[l]	199,962
	Thrivent Cash Management Trust
54,752,388	0.110%	54,752,388
	U.S. Treasury Bills
100,000	0.045%, 11/12/2015[m]	99,999

	Total Short-Term Investments (at amortized cost)	55,052,349

	Total Investments (cost $474,225,986) 112.9%	$459,734,002

	Other Assets and Liabilities, Net (12.9%)	(52,498,553)

	Total Net Assets 100.0%	$407,235,449

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $50,693,837 or 12.4% of total net assets.

f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
g	All or a portion of the security is insured or guaranteed.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	Denotes investments pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Fund as of October 31, 2015 was $5,335,792 or 1.3% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Bayview Opportunity Master Fund Trust, 2/28/2035	9/1/2015	$525,668
Bayview Opportunity Master Fund Trust, 7/28/2034	11/12/2014	371,142
Bayview Opportunity Master Fund Trust, 7/28/2019	7/30/2014	141,250
CAM Mortgage, LLC, 7/15/2064	6/24/2015	601,137
Inmet Mining Corporation, 6/1/2020	8/19/2013	83
Pretium Mortgage Credit Partners, LLC, 10/27/2030	10/6/2015	736,930
Sunset Mortgage Loan Company, LLC, 9/16/2045	10/2/2015	900,000
U.S. Residential Opportunity Fund III Trust, 1/27/2035	2/6/2015	806,974
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	1,420,542

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value
Australia (2.4%)
113,021	Australian Pharmaceutical Industries, Ltd.	$159,053
29,347	BT Investment Management, Ltd.	237,323
80,144	Caltex Australia, Ltd.	1,794,123
41,720	Commonwealth Bank of Australia	2,265,309
362,283	CSR, Ltd.	709,237
29,276	Domino’s Pizza Enterprises, Ltd.	968,205
216,778	Downer EDI, Ltd.	544,742
490,508	Echo Entertainment Group, Ltd.	1,772,798
177,161	Evolution Mining, Ltd.	176,472
777,603	Incitec Pivot, Ltd.	2,171,487
67,982	Independence Group NL	133,172
67,764	JB Hi-Fi, Ltd.	862,204
14,365	M2 Telecommunications Group, Ltd.	100,532
32,736	Macquarie Group, Ltd.	1,982,125
199,431	Northern Star Resources, Ltd.	389,145
49,178	Nufarm, Ltd.	291,327
52,961	Orora, Ltd.	87,568
24,855	Pact Group Holdings Ltd.	90,190
54,493	Premier Investments, Ltd.	528,996
33,260	Ramsay Health Care, Ltd.	1,462,029
43,590	SAI Global, Ltd.	135,697
57,167	Sandfire Resources NL	255,494
11,232	Select Harvests, Ltd.	80,926
473,868	Sigma Pharmaceuticals, Ltd.	281,185
10,259	Sirtex Medical, Ltd.	276,463
181,278	South32, Ltd.[a]	187,716
25,964	South32, Ltd.[a]	26,974
18,802	Technology One, Ltd.	51,230
322,562	Treasury Wine Estates, Ltd.	1,614,444

	Total	19,636,166

Austria (0.4%)
10,145	Austria Technologie & Systemtechnik AG	173,073
26,483	BUWOG AG	563,067
9,552	CA Immobilien Anlagen AG	187,336
3,407	Flughafen Wien Aktiengesellschaft	320,704
2,861	Lenzing AG	218,557
6,540	Osterreichische Post AG	237,777
1,860	Porr AG	50,643
3,538	S IMMO AG	31,440
41,544	Voestalpine AG	1,502,071

	Total	3,284,668

Belgium (1.0%)
17,100	Agfa-Gevaert NVa	72,891
20,905	Anheuser-Busch InBev NV	2,494,482
7,384	Arseus NV	181,167
613	Befimmo SA	41,018
17,786	bpost SA	445,142
2,489	Compagnie d’ Entreprises CFE	308,568
20,772	Delhaize Group SA	1,927,410
29,129	KBC Groep NV	1,771,093
2,480	Kinepolis Group NV	102,949
5,278	Melexis NV	257,005
4,541	Ontex Group NV	139,492
4,885	SA D’Ieteren NV	165,207
1,282	Warehouses De Pauw CVA	104,949

	Total	8,011,373

Bermuda (0.7%)
861,000	G-Resources Group, Ltd.	19,240
107,550	Jardine Matheson Holdings, Ltd.	5,848,175

	Total	5,867,415

Brazil (1.0%)
388,078	Banco Bradesco SA ADR	2,111,144
64,000	BRF SA	996,745
250,000	Lojas Renner SA	1,199,378
77,707	Multiplan Empreendimentos Imobiliarios SA	847,243
151,412	Ultrapar Participacoes SA	2,628,835
153,032	Vale SA ADR[b]	667,220

	Total	8,450,565

Canada (2.9%)
69,512	Alimentation Couche-Tard, Inc.	2,990,249
236,400	Bankers Petroleum, Ltd.[a]	397,736
85,306	Brookfield Asset Management, Inc.	2,980,100
48,248	Canadian National Railway Company	2,947,054
5,100	Constellation Software, Inc.	2,203,655
36,745	Dollarama, Inc.	2,482,170
78,753	Metro, Inc.	2,251,893
41,144	Royal Bank of Canada	2,352,659
52,900	Toronto-Dominion Bank	2,171,667
50,716	Transcanada Corporation	1,706,565
92,794	Whitecap Resources, Inc.	823,905

	Total	23,307,653

Chile (0.2%)
73,146	Banco Santander Chile SA ADR[b]	1,389,043

	Total	1,389,043

China (0.7%)
1,697,000	FIH Mobile, Ltd.	809,369
3,187,942	Lenovo Group, Ltd.	2,962,034
2,005,000	PetroChina Company, Ltd.	1,569,722

	Total	5,341,125

Denmark (2.0%)
3,747	Aktieselskabet Schouw & Company	195,800
10,117	Bavarian Nordic ASa	404,831
140,794	Danske Bank AS	3,873,759
10,423	DFDS AS	316,577
2,376	Jyske Bank ASa	115,900
105,099	Novo Nordisk AS	5,581,125
18,333	Pandora AS	2,115,581
614	Per Aarsleff AS	206,054
39,790	Royal Unibrew AS	1,575,582
11,212	Spar Nord Bank AS	107,398
29,601	Vestas Wind Systems AS	1,725,863

	Total	16,218,470

Faroe Islands (0.1%)
20,417	Bakkafrost PF	655,802

	Total	655,802

Finland (0.1%)
12,053	Kesko Oyj	384,784
2,937	Oriola-KD Oyj[a]	14,351
74,929	Sponda Oyj	318,296
6,432	Tieto Oyj	164,938

	Total	882,369

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value
France (7.3%)
5,061	ABC Arbitrage	$28,216
6,090	Adocia[a]	532,946
33,144	Air France-KLM[a]	242,482
3,736	Alten SA	193,667
6,158	Assystem	128,571
263,085	AXA SA	7,021,244
3,713	Boiron SA	328,192
77,487	Cap Gemini SA	6,889,840
3,238	Cegid Group	152,261
28,636	Christian Dior SE	5,628,179
138,103	Compagnie de Saint-Gobain	5,781,137
33,056	Danone SA	2,297,394
14,384	Derichebourg[a]	44,143
192,775	Engie	3,373,718
1,840	Euler Hermes Group	172,491
1,332	Guerbet	90,347
25,477	Havas SA	220,651
10,485	Ingenico Group	1,235,675
9,055	Innate Pharma SA	130,541
21,100	Ipsen SA	1,330,732
12,596	Ipsos SA	255,515
26,019	Mercialys SA	597,708
36,069	Numericable-SFR SAS[a]	1,629,815
17,388	Renault SA	1,638,369
495	Rubis SCA	39,674
32,450	Safran SA	2,464,710
12,279	Saft Groupe SA	316,497
69	Sartorius Stedim Biotech	24,365
22,343	SCOR SE	830,773
3,265	SEB SA	331,612
1,012	Societe de la Tour Eiffel - Warrants[a,c]	300
113,771	Societe Generale	5,283,894
5,374	Societe Television Francaise 1	69,038
22,121	Thales SA	1,599,156
78,350	Total SA	3,788,916
103,442	UbiSoft Entertainment SAa	3,099,260
60,487	Veolia Environnement SA	1,405,127

	Total	59,197,156

Germany (5.5%)
10,638	Aareal Bank AG	405,288
352	Amadeus Fire AG	29,371
6,327	Aurelius AG	282,008
7,330	Aurubis AG	489,644
16,856	Bayer AG	2,247,503
2,323	Bechtle AG	214,406
26,190	Brenntag AG	1,581,440
1,891	CANCOM SE	74,180
4,714	Centrotec Sustainable AG	75,293
10,249	Continental AG	2,461,089
3,670	CTS Eventim AG & Company KGaA	143,642
112,096	Daimler AG	9,720,269
11,975	Deutsche Beteiligungs AG	340,319
187,596	Deutsche Telekom AG	3,513,973
37,925	DO Deutsche Office AG	177,590
25,510	Duerr AG	2,124,034
41,392	Evonik Industries AG	1,502,944
91,431	Evotec AGa	398,409
14,536	Freenet AG	490,354
40,322	Fresenius SE & Company KGaA	2,962,958
26,618	FUCHS PETROLUB SE	1,276,575
13,982	Gerresheimer AG	1,090,244
4,683	GFT Technologies SE	138,107
12,836	Hannover Rueckversicherung SE	1,483,972
3,587	Homag Group AG	138,670
3,605	Indus Holding AG	167,810
5,285	Jungheinrich AG	390,442
7,824	Kion Group AGa	352,564
7,753	Krones AG	932,490
17,609	KUKA AGb	1,488,100
3,516	Nemetschek AG	151,543
31,978	ProSiebenSat.1 Media AG	1,727,951
362	R. Stahl AG	11,538
5,960	Rheinmetall AG	374,866
27,430	Software AG	796,974
943	STRATEC Biomedical AG	54,918
7,902	Takkt AG	146,765
187,975	ThyssenKrupp AG	3,787,682
2,090	XING AG	412,550
1,830	zooplus AGa	267,445

	Total	44,425,920

Hong Kong (3.0%)
613,400	AIA Group, Ltd.	3,596,567
91,000	Brightoil Petroleum Holdings, Ltd.[a]	32,386
440,579	Cheung Kong Holdings, Ltd.	6,033,070
277,500	China Mobile, Ltd.	3,327,196
60,669	Dah Sing Financial Holdings, Ltd.	340,034
125,000	Emperor Entertainment Hotel, Ltd.	24,762
220,000	Emperor International Holdings, Ltd.	42,476
228,000	Giordano International, Ltd.	122,347
264,000	Global Brands Group Holding, Ltd.	54,734
502,000	Haitong International Securities Group, Ltd.	277,407
663,000	Hang Lung Group, Ltd.	2,403,905
21,200	Hong Kong Exchanges and Clearing, Ltd.	554,780
86,000	Hutchison Telecommunications Hong Kong Holdings, Ltd.	31,732
2,237,952	New World Development Company, Ltd.	2,387,015
398,000	NewOcean Energy Holdings, Ltd.	162,059
1,796,000	PCCW, Ltd.	967,041
161,000	Samson Holding, Ltd.	20,321
442,000	Shun Tak Holdings, Ltd.	176,155
143,000	SmarTone Telecommunications Holdings, Ltd.	253,151
35,000	Sunlight Real Estate Investment Trust	17,708
150,500	Swire Pacific, Ltd., Class A	1,738,808
270,000	Swire Pacific, Ltd., Class B	583,994
166,950	Swire Properties, Ltd.	501,126
286,000	Texwinca Holdings, Ltd.	278,330
330,000	Truly International Holdings, Ltd.	78,624
648,000	United Laboratories International Holdings[a]	344,099
6,500	VTech Holdings, Ltd.	78,834

	Total	24,428,661

Hungary (0.1%)
70,010	Richter Gedeon Nyrt	1,167,836

	Total	1,167,836

India (2.2%)
9,500	Grasim Industries, Ltd.	539,582
48,179	Hero Motocorp, Ltd.	1,900,487
129,000	Hindustan Unilever, Ltd.	1,578,617
211,191	Housing Development Finance Corporation	4,048,063
337,000	ICICI Bank, Ltd.	1,425,003
29,221	ICICI Bank, Ltd. ADR	251,885

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value
India (2.2%) - continued
176,000	Infosys, Ltd.	$3,055,129
544,864	ITC, Ltd.	2,784,431
52,428	Ultra Tech Cement, Ltd.	2,315,020

	Total	17,898,217

Indonesia (0.5%)
6,877,300	Astra International Tbk PT	2,956,404
752,000	Indocement Tunggal Prakarsa Tbk PT	983,556

	Total	3,939,960

Ireland (0.9%)
136,343	Beazley plc	762,113
47,034	CRH plc	1,287,360
18,366	DCC plc	1,472,259
6,361	Grafton Group plc	66,100
67,238	Henderson Group plc	296,374
18,556	Ryanair Holdings plc ADR	1,450,894
59,466	Smurfit Kappa Group plc	1,692,345
56,386	United Drug plc	412,812

	Total	7,440,257

Israel (0.5%)
22,726	Delek Automotive Systems, Ltd.	215,152
368,591	Israel Chemicals, Ltd.	2,043,747
35,974	Teva Pharmaceutical Industries, Ltd. ADR	2,129,301

	Total	4,388,200

Italy (3.1%)
14,813	Acea SPA	212,939
264,768	Assicurazioni Generali SPA	5,016,447
17,654	Astaldi SPA	142,205
21,183	ASTM SPA	283,912
18,640	Banca IFIS SPA	459,781
495,253	Banca Popolare di Milano SCRL	464,704
1,368	Biesse SPA	22,403
36,756	Cementir Holding SPA	205,464
29,491	Credito Emiliano SPA	210,721
9,392	De’Longhi	229,749
10,718	DiaSorin SPA	479,877
1,183	Engineering SPA	72,329
139,612	Eni SPA	2,279,900
38,569	ERG SPA	547,505
70,138	Hera SPA	184,057
1,610,294	Intesa Sanpaolo SPA	5,602,305
260,392	IREN SPA	428,959
17,290	La Doria SPA	233,125
1,283	Marr SPA	26,116
69,026	Moncler SPA	1,110,280
63,935	Prysmian SPA	1,380,696
144,697	Recordati SPA	3,596,503
1,433	Reply SPA	182,561
396,391	Saras SPA[a]	782,109
19,939	Societa Iniziative Autostradali e Servizi SPA	228,881
5,279	Tamburi Investment Partners SPA	20,469
1,319	Tamburi Investment Partners SPA - Warrants[a]	819
61,280	Unipol Gruppo Finanziario SPA	285,719

	Total	24,690,535

Japan (16.9%)
24,800	Aderans Company, Ltd.	173,413
494	Advance Residence Investment Corporation	1,054,074
339	AEON REIT Investment Corporation	404,804
8,500	Alpine Electronics, Inc.	111,610
43,200	Alps Electric Company, Ltd.	1,340,893
9,400	Amano Corporation	122,094
6,300	AOKI Holdings, Inc.	76,791
3,400	Aoyama Trading Company, Ltd.	123,873
17,500	Arcs Company, Ltd.	352,783
6,900	Asatsu-DK, Inc.	169,327
19,400	ASKA Pharmaceutical Company, Ltd.	232,537
7,400	Autobacs Seven Company, Ltd.	129,763
62,200	Bridgestone Corporation	2,280,931
1,600	C. Uyemura & Company, Ltd.	83,377
7,200	Canon Electronics, Inc.	122,816
37,300	Canon Marketing Japan, Inc.	567,062
16,000	Central Glass Company, Ltd.	78,976
18,300	Century Tokyo Leasing Corporation	620,763
15,400	Chiba Kogyo Bank, Ltd.	90,083
6,000	Chiyoda Integre Company, Ltd.	144,867
13,000	Chugoku Marine Paints, Ltd.	92,936
1,700	Cocokara Fine, Inc.	67,206
68,800	COMSYS Holdings Corporation	898,634
8,600	Cosmo Energy Holdings Company, Ltd.[a]	116,900
11,058	Daiichikosho Company, Ltd.	368,807
198	Daiwa House Residential Investment Corporation	401,060
124	Daiwa Office Investment Corporation	633,612
506,189	Daiwa Securities Group, Inc.	3,461,103
151,000	Daiwabo Holdings Company, Ltd.	297,363
186,600	DCM Holdings Company, Ltd.	1,236,153
21,600	Digital Garage, Inc.	336,529
30,700	Doutor Nichires Holdings Company, Ltd.	447,058
17,800	DTS Corporation	420,758
83,400	EDION Corporation	625,606
13,500	Foster Electric Company, Ltd.	331,236
74	Frontier Real Estate Investment Corporation	299,393
278,000	Fuji Electric Company, Ltd.	1,240,313
69,700	Fuji Heavy Industries, Ltd.	2,695,552
45,716	Fuji Machine Manufacturing Company, Ltd.	448,438
12,400	Fuji Soft, Inc.	236,935
80,000	Fujibo Holdings, Inc.	147,629
49,800	FUJIFILM Holdings NPV	1,986,461
1,500	Fujimi Incorporated	22,559
32,100	Funai Electric Company, Ltd.	331,241
6,400	Fuyo General Lease Company, Ltd.	286,929
4,400	Geo Holdings Corporation	65,841
165	Global One Real Estate Investment Corporation[a]	543,302
77,200	Gree, Inc.	391,049
6,300	Gurunavi, Inc.	114,907
7,200	Happinet Corporation	74,492
6,800	Heiwa Corporation	125,527
14,300	Heiwa Real Estate Company, Ltd.	172,286
700	HIDAY HIDAKA Corporation	17,359
12,300	IBJ Leasing Company, Ltd.	259,719
2,300	Inaba Denki Sangyo Company, Ltd.	71,767
10,200	INES Corporation	91,334
22,400	IT Holdings Corporation	553,748
5,000	Itoham Foods, Inc.	25,543
17,740	JAFCO Company, Ltd.	677,697
58,400	Japan Airlines Company, Ltd.	2,200,111

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value
Japan (16.9%) - continued
5,000	Japan Digital Laboratory Company, Ltd.	$63,934
106,800	Japan Display, Inc.[a]	335,526
228	Japan Logistics Fund, Inc.	426,391
367	Japan Rental Housing Investments, Inc.	245,511
4,000	Japan Wool Textile Company, Ltd.	32,558
26,000	J-Oil Mills, Inc.	75,169
86,100	JTEKT Corporation	1,484,092
4,000	Juroku Bank, Ltd.	17,844
7,300	Kaken Pharmaceutical Company, Ltd.	504,538
47,800	Kao Corporation	2,454,021
151,300	KDDI Corporation	3,661,208
11	Kenedix Office Investment Corporation	50,425
58,300	Kinden Corporation	757,458
21,300	Kissei Pharmaceutical Company, Ltd.	547,937
76,400	KITZ Corporation	351,643
15,600	KOA Corporation	129,760
22,774	Koei Tecmo Holdings Company, Ltd.	345,012
27,000	Kohnan Shoji Company, Ltd.	393,842
39,400	Kokuyo Company, Ltd.	439,572
8,500	KOMERI Company, Ltd.	181,727
21,300	Komori Corporation	252,003
9,500	K’s Holdings Corporation	335,261
79,000	Kureha Corporation	301,645
4,800	Kusuri No Aoki Company, Ltd.	228,616
24,000	KYB Company, Ltd.	68,488
20,600	Kyokuto Securities Company, Ltd.	265,514
16,900	KYORIN Holdings, Inc.	284,104
38,100	Kyowa Exeo Corporation	397,615
684,442	Leopalace21 Corporation[a]	3,646,656
9,500	Macnica Fuji Electronics Holdings, Inc.[a]	127,807
19,000	Maeda Road Construction Company, Ltd.	345,372
40,800	Marusan Securities Company, Ltd.	395,761
7,500	Maruwa Company, Ltd.	166,856
6,900	Marvelous, Inc.	55,202
12,200	Matsumotokiyoshi Holdings Company, Ltd.	522,358
6,800	MegaChips Corporation	68,771
18,700	Meiko Network Japan Company, Ltd.	222,011
7,400	MEITEC Corporation	268,751
13,400	Melco Holdings, Inc.	231,747
900	Message Company, Ltd.	22,183
39,900	MIRAIT Holdings Corporation	345,744
22,900	Mito Securities Company, Ltd.	74,796
183,000	Mitsubishi Electric Corporation	1,905,898
166,800	Mitsubishi UFJ Financial Group, Inc.	1,078,785
1,542,253	Mitsui Chemicals, Inc.	5,831,497
10,200	Mitsui High-tec, Inc.	59,832
47,000	Mitsui Mining and Smelting Company, Ltd.	90,347
594,200	Mizuho Financial Group, Inc.	1,223,960
4,600	Mochida Pharmaceutical Company, Ltd.	271,611
100	Mori Trust Sogo REIT, Inc.	176,917
20,000	Morinaga Milk Industry Company, Ltd.	90,765
200,590	MS and AD Insurance Group Holdings, Inc.	5,913,518
16,600	Murata Manufacturing Company, Ltd.	2,363,034
19,100	NEC Networks & System Integration Corporation	357,777
98,400	Net One Systems Company, Ltd.	606,684
7,900	Nichi-iko Pharmaceutical Company, Ltd.	219,259
13,000	Nichirei Corporation	84,559
2,100	Nifty Corporation	19,369
25,000	Nippon Flour Mills Company, Ltd.	155,374
67,000	Nippon Meat Packers, Inc.	1,397,520
35,200	Nippon Paper Industries Company, Ltd.	652,421
3,494,282	Nippon Sheet Glass Company[a]	2,999,408
13,200	Nippon Signal Company, Ltd.	137,132
9,000	Nippon Synthetic Chemical Industry Company, Ltd.	66,661
34,000	Nippon Thompson Company, Ltd.	161,284
1,610,180	Nippon Yusen Kabushiki Kaisha	4,212,902
1,200	Nishimatsuya Chain Company, Ltd.	10,595
63,000	Nishi-Nippon City Bank, Ltd.	184,095
554,880	Nissan Motor Company, Ltd.	5,752,011
6,700	Nissha Printing Company, Ltd.	145,702
65,000	Nisshin Oillio Group, Ltd.	241,329
5,900	Nissin Electric Company, Ltd.	39,403
3,200	Nissin Kogyo Company, Ltd.	49,219
14,000	Nittetsu Mining Company, Ltd.	61,676
54,000	Nitto Boseki Company, Ltd.	162,644
15,500	Nitto Kogyo Corporation	299,132
52,900	North Pacific Bank, Ltd.	202,776
22,400	NSD Company, Ltd.	312,029
5,800	Ohsho Food Service Corporation	193,477
3,400	Okamura Corporation	31,546
7,000	Okasan Securities Group, Inc.	41,143
2,700	Okinawa Electric Power Company, Inc.	66,280
18,000	Okuma Corporation	145,736
37,700	Otsuka Holdings Company, Ltd.	1,254,672
23,400	Paltac Corporation	460,293
27,000	PanaHome Corporation	192,135
1,400	Paramount Bed Holdings Company, Ltd.	44,905
11,700	Parco Company, Ltd.	101,435
15,400	Plenus Company, Ltd.	238,143
80,000	Rengo Company, Ltd.	380,296
14,000	Riken Corporation	52,684
10,962	Riso Kagaku Corporation	198,834
30,500	Round One Corporation	137,769
900	Royal Holdings Company, Ltd.	15,807
52,000	Ryobi, Ltd.	191,722
7,600	Ryosan Company, Ltd.	183,920
9,200	Saint Marc Holdings Company, Ltd.	273,486
6,000	Sakai Chemical Industry Company, Ltd.	17,746
4,200	San-A Company, Ltd.	178,356
10,300	Sangetsu Company, Ltd.	164,315
8,000	Sanyo Shokai, Ltd.	23,333
31,000	Sanyo Special Steel Company, Ltd.	127,697
98,300	Sekisui House, Ltd.	1,636,343
7,800	Shimachu Company, Ltd.	170,373
33,000	Shindengen Electric Manufacturing Company, Ltd.	120,519
21,000	ShinMaywa Industries, Ltd.	229,253
684,000	Showa Denko KK	861,481
86,500	SKY Perfect JSAT Holdings, Inc.	455,296
72,673	SoftBank Group Corporation	4,071,716
53,000	Sompo Japan Nipponkoa Holdings, Inc.	1,664,108
7,600	Sugi Holdings Company, Ltd.	369,306
464,695	Sumitomo Corporation	5,082,500
5,300	Sumitomo Densetsu Company, Ltd.	69,489
21,700	Sumitomo Forestry Company, Ltd.	259,545

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value
Japan (16.9%) - continued
319,000	Sumitomo Heavy Industries, Ltd.	$1,437,418
34,600	Sumitomo Mitsui Financial Group, Inc.	1,380,321
1,329,851	Sumitomo Mitsui Trust Holdings, Inc.	5,104,699
42,000	Sumitomo Osaka Cement Company, Ltd.	161,848
18,900	Sumitomo Riko Company, Ltd.	152,780
15,000	Sumitomo Seika Chemicals Company, Ltd.	104,582
7,600	Tamron Company, Ltd.	151,786
31,700	TDK Corporation	2,019,177
28,000	Toagosei Company, Ltd.	234,423
2,300	TOCALO Company, Ltd.	46,169
7,000	Toei Company, Ltd.	62,544
33,200	Toho Holdings Company, Ltd.	736,088
85,900	Tohoku Electric Power Company, Inc.	1,206,073
28,100	Tokai Tokyo Financial Holdings, Inc.	170,961
1,600	Token Corporation	126,954
57,000	Tokio Marine Holdings, Inc.	2,196,306
3,800	Tokyo Ohka Kogyo Company, Ltd.	121,452
24,200	Tokyo Seimitsu Company, Ltd.	534,292
7,000	Tokyotokeiba Company, Ltd.	16,533
357	Tokyu REIT, Inc.	432,865
87	Top REIT, Inc.	326,755
35,000	Toppan Forms Company, Ltd.	450,895
2,400	Torii Pharmaceutical Company, Ltd.	57,915
77,000	Toyo Ink SC Holdings Company, Ltd.	317,491
82,000	Toyota Motor Corporation	5,023,684
1,500	TS Tech Company, Ltd.	41,138
34,000	Tsubakimoto Chain Company	249,127
27,400	Tsumura & Company	660,232
86,000	Ube Industries, Ltd.	180,580
12,400	Unipres Corporation	281,809
494,000	Unitika, Ltd.[a]	248,349
11,100	Wakita & Company, Ltd.	87,359
5,200	Warabeya Nichiyo Company, Ltd.	101,512
30,900	West Japan Railway Company	2,170,935
4,200	Xebio Holdings Company, Ltd.	75,146
3,600	Yorozu Corporation	76,937
6,400	Zenkoku Hosho Company, Ltd.	216,557

	Total	136,427,835

Jersey (0.8%)
177,469	Regus plc	913,798
256,809	WPP plc	5,756,815

	Total	6,670,613

Luxembourg (0.2%)
12,401	Oriflame Cosmetics SAa	171,815
65,000	Tenaris SA ADR	1,642,550

	Total	1,814,365

Malaysia (0.2%)
580,475	CIMB Group Holdings Berhad	621,870
165,500	Public Bank Berhad	695,796

	Total	1,317,666

Mexico (1.2%)
40,500	Fomento Economico Mexicano SAB de CV ADR	4,013,145
10,600	Grupo Aeroportuario del Sureste SAB de CV ADR	1,640,244
605,813	Grupo Financiero Banorte SAB de CV ADR	3,243,292
271,000	Organizacion Soriana SAB de CVa	651,011

	Total	9,547,692

Netherlands (4.2%)
634	Accell Group NV	13,219
900,327	Aegon NV	5,524,826
45,360	AerCap Holdings NVa	1,882,440
56,022	ASML Holding NV	5,196,674
754,112	BAM Group[a]	4,153,303
34,213	BinckBank NV	300,951
21,866	Corbion NV	536,918
2,656	Eurocommercial Properties NV	126,671
14,349	Euronext NV	630,163
40,548	Heineken NV	3,693,228
100,829	Koninklijke DSM NV	5,374,951
22,064	Koninklijke Vopak NV	886,322
109,405	Unilever NV	4,947,034
8,503	Vastned Retail NV	412,383
13,817	Wessanen	148,413

	Total	33,827,496

New Zealand (0.2%)
360,539	Air New Zealand, Ltd.	709,195
63,129	Fisher & Paykel Healthcare Corporation, Ltd.	332,189
68,621	Nuplex Industries, Ltd.	197,695

	Total	1,239,079

Norway (1.3%)
8,015	Atea ASA	74,517
39,633	Austevoll Seafood ASA	243,738
32,541	Borregaard ASA	173,423
12,185	Leroy Seafood Group ASA	427,403
431,986	Marine Harvest ASA	5,798,092
15,199	Norwegian Air Shuttle ASA[a]	558,519
24,436	SalMar ASA	399,786
17,538	SpareBank 1 SMN	109,963
74,813	Statoil ASA	1,209,297
31,780	Yara International ASA	1,443,638

	Total	10,438,376

Philippines (0.5%)
3,348,500	Ayala Land, Inc.	2,557,254
834,364	Bank of the Philippine Islands	1,505,212

	Total	4,062,466

Poland (0.2%)
42,805	Bank Pekao SA	1,664,584

	Total	1,664,584

Portugal (0.3%)
24,678	Altri SGPS SA	116,690
2,978,379	Banco Espirito Santo SAa,c	327
54,951	CTT-Correios de Portugal SA	624,167
105,827	Jeronimo Martins SGPS SA	1,485,464
29,503	Portucel SA	120,112
20,933	Redes Energeticas Nacionais SGPS SA	63,791

	Total	2,410,551

Russia (0.6%)
61,500	Lukoil ADR	2,234,027

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value
Russia (0.6%) - continued
13,197	Magnit PJSC	$2,300,477

	Total	4,534,504

Singapore (0.3%)
73,600	Indofood Agri Resources, Ltd.	29,869
146,100	United Engineers, Ltd.	206,887
288,000	United Overseas Land, Ltd.	1,344,027
53,900	Venture Corporation, Ltd.	317,644
132,800	Wing Tai Holdings, Ltd.	165,260

	Total	2,063,687

South Africa (0.5%)
108,890	Massmart Holdings, Ltd.	902,019
95,659	MTN Group, Ltd.	1,089,041
319,000	Truworths International, Ltd.	2,158,299

	Total	4,149,359

South Korea (0.9%)
8,003	E-Mart Company, Ltd.	1,488,772
93,125	KB Financial Group, Inc.	2,950,329
2,005	Samsung Electronics Company, Ltd.	2,404,850

	Total	6,843,951

Spain (2.6%)
2,986	Acciona SA	250,494
41,034	Almirall SA	789,836
6,706	Axiare Patrimonio SOCIMI SA	95,749
995,537	Banco Popular Espanol SA	3,785,124
674,832	Banco Santander SA	3,769,746
41,497	Ebro Foods SA	785,979
21,376	Ence Energia y Celulosa SA	74,985
63,069	Endesa SA	1,402,352
79,968	Gamesa Corporacion Tecnologia SA	1,262,164
561,334	Iberdrola SA	4,002,954
74,179	Inmobiliaria Colonial SAa	54,859
181,577	International Consolidated Airlines Group SA	1,623,480
4,539	Lar Espana Real Estate SOCIMI SA	47,917
4,443	Let’s GOWEX SAa,c	1
101,580	Mediaset Espana Comunicacion SA	1,232,525
31,004	Melia Hotels International SA	447,699
28,487	Viscofan SA	1,661,508

	Total	21,287,372

Sweden (2.1%)
27,150	Bilia AB	569,073
42,837	BillerudKorsnas AB	775,235
3,813	BioGaia AB	123,734
86,866	Boliden AB	1,663,169
13,036	Byggmax Group AB	105,864
13,895	Castellum AB	207,973
552	Clas Ohlson AB	8,383
3,048	Dios Fastigheter AB	22,366
31,150	Fastighets AB Balder[a]	627,505
16,869	Hemfosa Fastigheter AB	182,923
7,124	Industrial and Financial Systems	275,216
16,997	Intrum Justitia AB	609,805
56,961	Investor AB	2,108,019
4,543	Inwido AB	49,147
548	JM AB	15,488
45,414	Loomis AB	1,178,636
25,247	Micronic Mydata AB	180,037
2,133	Net Entertainment NE ABa	121,165
32,954	Nobia AB	403,592
12,299	Nolato AB	337,399
4,436	Peab AB	33,911
4,137	Scandi Standard AB	23,727
72,144	Skandinaviska Enskilda Banken AB	757,576
58,612	Svenska Cellulosa AB SCA	1,726,357
456,965	Volvo AB	4,726,450
657	Wihlborgs Fastigheter AB	12,842

	Total	16,845,592

Switzerland (6.9%)
78,069	Adecco SA	5,803,287
9,727	Ascom Holding AG	184,512
1,831	Autoneum Holding AG	336,129
655	Banque Cantonale Vaudoise	403,359
8,222	Cembra Money Bank AGa	490,199
190,317	Credit Suisse Group AG	4,746,741
1,405	dorma+kaba Holding AG	876,088
1,235	Flughafen Zuerich AG	934,745
491	Forbo Holding AG	558,360
7,920	Georg Fischer AG	4,866,065
1,117	Inficon Holding AG	319,148
915	Komax Holding AG	152,282
75,547	LafargeHolcim, Ltd.	4,254,413
13,989	Mobilezone Holding AG	207,288
1,817	Mobimo Holding AG	391,866
76,741	Nestle SA	5,861,017
115,598	Novartis AG	10,471,877
6,409	OC Oerlikon Corporation AGa	61,500
47,080	Roche Holding AG	12,782,166
128	Schweiter Technologies AG	102,484
3,197	Tecan Group AG	435,483
2,007	Temenos Group AG	93,756
36,150	UBS Group AG	722,003
1,600	Valiant Holding AG	184,722
3,581	Vontobel Holding AG	176,428
3,554	Zehnder Group AG	121,169

	Total	55,537,087

Taiwan (0.7%)
356,100	Taiwan Mobile Company, Ltd.	1,121,027
1,008,362	Taiwan Semiconductor Manufacturing
	Company, Ltd.	4,248,904

	Total	5,369,931

Thailand (1.0%)
8,722,660	Krung Thai Bank pcl	4,185,489
158,100	Siam Cement pcl	2,007,641
590,700	Siam Commercial Bank pcl	2,212,551

	Total	8,405,681

Turkey (0.7%)
765,258	Akbank TAS	1,961,156
99,796	BIM Birlesik Magazalar AS	2,026,492
698,000	Turkiye Garanti Bankasi AS	1,807,423

	Total	5,795,071

United Kingdom (9.3%)
229,109	3i Group plc	1,764,839
94,343	Ashtead Group plc	1,450,587
718,075	BAE Systems plc	4,857,389
86,349	Bellway plc	3,449,007
23,375	Berendsen plc	368,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (86.4%)	Value
United Kingdom (9.3%) - continued
26,922	Berkeley Group Holdings plc	$1,374,054
33,605	Betfair Group plc	1,669,448
51,000	BHP Billiton plc	820,936
29,198	Big Yellow Group plc	337,056
18,224	Bodycote plc	143,967
395,178	Booker Group plc	1,131,842
31,040	Bovis Homes Group plc	489,606
82,516	Britvic plc	887,054
14,379	Close Brothers Group plc	323,991
13,426	Daily Mail and General Trust plc	154,677
35,019	Dart Group plc	255,484
99,709	Debenhams plc	137,128
30,475	Dialog Semiconductor plc[a]	1,127,417
20,159	Diploma plc	199,359
302,869	Direct Line Insurance Group plc	1,837,152
193,966	DS Smith plc	1,155,705
36,137	Galliford Try plc	832,426
69,340	Globo plc[a,c]	11
11,331	Go-Ahead Group plc	423,594
27,905	Great Portland Estates plc	382,166
95,311	Greggs plc	1,744,208
74,400	Halfords Group plc	497,987
46,707	Hansteen Holdings plc	89,123
6,566	Hays plc	14,225
68,451	Hiscox, Ltd.	1,017,916
7,376	HomeServe plc	46,037
286,966	Howden Joinery Group plc	2,046,724
85,350	HSBC Holdings plc ADR	3,334,624
12,148	Hunting plc	67,335
80,027	IG Group Holdings plc	930,191
41,077	Imperial Tobacco Group plc	2,211,905
181,651	Inchcape plc	2,234,016
77,250	Indivior plc	244,073
205,874	Intermediate Capital Group plc	1,791,801
740,964	ITV plc	2,876,625
668	John Menzies plc	4,160
67,866	John Wood Group plc	623,033
10,270	Keller Group plc	128,705
74,457	Lancashire Holdings, Ltd.	815,649
116,956	LondonMetric Property plc	304,589
19,484	Lookers plc	52,719
2,578	Majestic Wine plc	13,366
446,105	Man Group plc	1,145,000
30,665	Micro Focus International plc	592,728
84,010	Mitie Group plc	415,700
76,992	Mondi plc	1,780,366
137,414	Moneysupermarket.com Group plc	707,195
16,074	OneSavings Bank plc	94,608
79,047	Pace plc	454,044
56,908	Paragon Group of Companies plc	367,535
34,347	Persimmon plc	1,053,332
172,091	Premier Oil plc[a]	181,084
116,887	Prudential plc	2,730,057
261,253	QinetiQ Group plc	900,084
76,196	Redde plc	207,839
146,293	Rexam plc	1,216,391
12,125	Rio Tinto plc	441,897
64,054	Royal Dutch Shell plc	1,677,239
44,331	SABMiller plc	2,714,024
40,022	Safestore Holdings plc	200,826
23,767	Savills plc	335,441
34,534	Shire plc	2,615,277
155,814	Standard Chartered plc	1,729,628
8,990	SVG Capital plc[a]	65,747
9,127	Synthomer plc	46,586
698,490	Taylor Wimpey plc	2,127,840
44,591	Travis Perkins plc	1,314,279
41,017	Tullett Prebon plc	221,827
40,880	Unilever plc	1,820,317
8,612	UNITE Group plc	88,133
25,617	WH Smith plc	672,019
4,050	Workspace Group plc	59,650
33,724	WS Atkins plc	714,639

	Total	75,353,778

United States (0.2%)
23,100	Yum! Brands, Inc.	1,638,021

	Total	1,638,021

	Total Common Stock (cost $684,025,223)	697,866,148

Principal Amount	Long-Term Fixed Income (10.5%)
Argentina (0.3%)
	Arcos Dorados BV
$193,000	6.625%, 9/27/2023[d]	160,672
	Argentina Government International Bond
20,000	Zero Coupon, 6/2/2017[e]	21,850
385,309	7.820%, 12/31/2033[e,f]	432,603
336,489	8.280%, 12/31/2033[e]	365,091
616,897	8.280%, 12/31/2033[e]	684,755
180,000	0.000%, 12/15/2035[g]	17,190
5,364,000	0.000%, 12/15/2035[f,g]	580,415
330,000	2.500%, 12/31/2038[e,h]	209,055

	Total	2,471,631

Azerbaijan (0.2%)
	Azerbaijan Government International Bond
290,000	4.750%, 3/18/2024[d]	277,951
1,060,000	4.750%, 3/18/2024	1,015,957
	State Oil Company of Azerbaijan Republic
400,000	5.450%, 2/9/2017	407,000
210,000	4.750%, 3/13/2023	181,213

	Total	1,882,121

Belize (<0.1%)
	Belize Government International Bond
135,900	5.000%, 2/20/2038*,h	99,547

	Total	99,547

Bermuda (<0.1%)
	Digicel Group, Ltd.
200,000	8.250%, 9/30/2020*	177,000

	Total	177,000

Brazil (0.4%)
	Banco do Brasil SA/Cayman
600,000	9.000%, 6/18/2049[i]	414,000
	Brazil Government International Bond
482,000	6.000%, 8/15/2050[j]	296,336
210,000	4.250%, 1/7/2025	186,113
336,000	8.250%, 1/20/2034	358,680
82,000	7.125%, 1/20/2037	79,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (10.5%)	Value
Brazil (0.4%) - continued
	Brazil Letras do Tesouro Nacional
$365,000	Zero Coupon, 1/1/2016[j]	$92,516
	Brazil Loan Trust 1
167,645	5.477%, 7/24/2023	148,784
596,069	5.477%, 7/24/2023*	529,012
	Brazil Minas SPE via State of Minas Gerais
990,000	5.333%, 2/15/2028*	805,612
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016*,c,e	0
	Tupy SA
200,000	6.625%, 7/17/2024[d]	178,750

	Total	3,089,548

Bulgaria (<0.1%)
	Bulgaria Government International Bond
100,000	4.250%, 7/9/2017[f]	117,013

	Total	117,013

Chile (0.4%)
	AES Gener SA
70,000	5.250%, 8/15/2021[d]	74,240
280,000	5.250%, 8/15/2021	296,960
	Banco del Estado de Chile
290,000	4.125%, 10/7/2020	304,727
100,000	4.125%, 10/7/2020[d]	105,078
	Corpbanca SA
286,000	3.875%, 9/22/2019[d]	292,447
	E.CL SA
120,000	5.625%, 1/15/2021[d]	131,995
	Empresa Electrica Angamos SA
830,000	4.875%, 5/25/2029[d]	778,953
	GNL Quintero SA
710,000	4.634%, 7/31/2029[d]	706,718
	Sociedad Quimica y Minera de Chile SA
200,000	3.625%, 4/3/2023	172,000
200,000	4.375%, 1/28/2025*	173,500

	Total	3,036,618

Colombia (0.5%)
	Banco de Bogota SA
400,000	5.000%, 1/15/2017	414,000
	Colombia Government International Bond
30,000	8.700%, 2/15/2016	30,563
240,000	7.375%, 3/18/2019	274,560
30,000	8.125%, 5/21/2024	37,095
320,000	4.500%, 1/28/2026	316,800
797,000	6.125%, 1/18/2041	818,917
1,010,000	5.625%, 2/26/2044	977,175
1,260,000	5.000%, 6/15/2045	1,118,250
	Ecopetrol SA
50,000	7.375%, 9/18/2043	47,625

	Total	4,034,985

Costa Rica (0.3%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	202,750
220,000	5.250%, 8/12/2018[d]	223,025
	Banco Nacional de Costa Rica
220,000	4.875%, 11/1/2018[d]	221,100
480,000	6.250%, 11/1/2023[d]	470,400
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	36,375
210,000	5.625%, 4/30/2043[d]	160,125
240,000	7.000%, 4/4/2044	216,000
1,100,000	7.158%, 3/12/2045[d]	992,750

	Total	2,522,525

Croatia (0.6%)
	Croatia Government International Bond
1,280,000	6.750%, 11/5/2019	1,392,402
1,180,000	3.875%, 5/30/2022[f]	1,303,946
739,000	6.000%, 1/26/2024	782,416
1,230,000	3.000%, 3/11/2025[f]	1,232,867

	Total	4,711,631

Dominican Republic (0.7%)
	Aeropuertos Dominicanos Siglo XXI SA
200,000	9.750%, 11/13/2019	200,250
	Dominican Republic Government International Bond
40,223	9.040%, 1/23/2018	42,989
4,000,000	15.000%, 4/5/2019[k]	101,833
900,000	16.000%, 7/10/2020[k]	24,096
400,000	7.500%, 5/6/2021	435,000
200,000	10.375%, 3/4/2022[k]	4,419
2,900,000	11.500%, 5/10/2024[k]	67,778
290,000	8.625%, 4/20/2027	342,200
1,600,000	18.500%, 2/4/2028[d,k]	51,838
8,000,000	11.375%, 7/6/2029[k]	183,946
592,000	7.450%, 4/30/2044	624,560
830,000	7.450%, 4/30/2044[d]	875,650
1,140,000	6.850%, 1/27/2045	1,137,150
960,000	6.850%, 1/27/2045[d]	957,600

	Total	5,049,309

Ecuador (0.1%)
	Ecuador Government International Bond
200,000	10.500%, 3/24/2020	166,000
200,000	10.500%, 3/24/2020[d]	166,000
200,000	7.950%, 6/20/2024	152,000
	EP PetroEcuador
328,421	5.957%, 9/24/2019[g]	261,095

	Total	745,095

Egypt (0.1%)
	Egypt Government International Bond
210,000	5.875%, 6/11/2025[d]	196,350
610,000	5.875%, 6/11/2025	570,350

	Total	766,700

El Salvador (0.1%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	102,375
20,000	7.750%, 1/24/2023	20,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (10.5%)	Value
El Salvador (0.1%) - continued
$80,000	5.875%, 1/30/2025	$71,000
179,000	6.375%, 1/18/2027	159,758
220,000	8.250%, 4/10/2032	219,175
264,000	7.650%, 6/15/2035	239,250
150,000	7.625%, 2/1/2041	134,625

	Total	946,483

Ethiopia (0.1%)
	Ethiopia Government International Bond
600,000	6.625%, 12/11/2024	556,500

	Total	556,500

Ghana (0.1%)
	Ghana Government International Bond
550,000	10.750%, 10/14/2030[d]	582,450

	Total	582,450

Guatemala (0.1%)
	Agromercantil Senior Trust
170,000	6.250%, 4/10/2019[d]	170,425
	Guatemala Government International Bond
200,000	5.750%, 6/6/2022	212,000
200,000	4.875%, 2/13/2028	195,000

	Total	577,425

Honduras (0.2%)
	Honduras Government International Bond
400,000	8.750%, 12/16/2020	446,500
780,000	8.750%, 12/16/2020*	870,675

	Total	1,317,175

Hong Kong (<0.1%)
	China Resources Cement Holdings, Ltd.
200,000	2.125%, 10/5/2017	199,856

	Total	199,856

Hungary (0.5%)
	Hungary Government International Bond
255,000	3.500%, 7/18/2016[f]	286,553
390,000	4.375%, 7/4/2017[f]	456,444
940,000	5.750%, 6/11/2018[f]	1,160,792
360,000	6.000%, 1/11/2019[f]	457,491
130,000	6.250%, 1/29/2020	146,758
180,000	5.375%, 2/21/2023	198,022
540,000	5.750%, 11/22/2023	608,175
300,000	7.625%, 3/29/2041	409,092

	Total	3,723,327

India (<0.1%)
	Greenko Dutch BV
250,000	8.000%, 8/1/2019[d]	264,875

	Total	264,875

Indonesia (0.5%)
	Indonesia Government International Bond
160,000	6.875%, 1/17/2018	175,765
280,000	11.625%, 3/4/2019	358,501
200,000	4.125%, 1/15/2025	195,387
280,000	8.500%, 10/12/2035	367,136
180,000	6.625%, 2/17/2037	197,820
600,000	5.250%, 1/17/2042	569,700
600,000	6.750%, 1/15/2044	679,013
300,000	5.125%, 1/15/2045	281,323
330,000	5.125%, 1/15/2045[d]	309,456
	Perusahaan Penerbit SBSN Indonesia III
200,000	4.350%, 9/10/2024[d]	194,260
410,000	4.325%, 5/28/2025[d]	397,700
	PT Pertamina Persero
370,000	5.625%, 5/20/2043[d]	307,655
	PT Perusahaan Gas Negara (Persero) Tbk PT
210,000	5.125%, 5/16/2024	207,979

	Total	4,241,695

Iraq (0.1%)
	Iraq Government International Bond
750,000	5.800%, 1/15/2028	549,375

	Total	549,375

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
60,000	2.803%, 12/30/2016[d]	59,400
160,000	3.839%, 12/30/2018[d]	162,800

	Total	222,200

Italy (<0.1%)
	Wind Acquisition Finance SA
190,000	7.000%, 4/23/2021[f]	215,766

	Total	215,766

Jamaica (<0.1%)
	Digicel, Ltd.
330,000	6.750%, 3/1/2023[d]	297,000

	Total	297,000

Kazakhstan (0.3%)
	Kazakhstan Government International Bond
510,000	5.125%, 7/21/2025[d]	507,208
970,000	6.500%, 7/21/2045[d]	946,429
	KazMunayGas National Company JSC
190,000	9.125%, 7/2/2018	209,528
500,000	5.750%, 4/30/2043*	384,876

	Total	2,048,041

Kenya (0.1%)
	Kenya Government International Bond
230,000	6.875%, 6/24/2024[d]	213,267
830,000	6.875%, 6/24/2024	769,618

	Total	982,885

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (10.5%)	Value
Latvia (<0.1%)
	Latvia Government International Bond
$200,000	5.250%, 2/22/2017	$210,800

	Total	210,800

Luxembourg (0.2%)
	Altice Financing SA
200,000	6.625%, 2/15/2023[d]	200,500
	Gazprom Neft OAO Via GPN Capital SA
690,000	6.000%, 11/27/2023[d]	664,263
	Tupy Overseas SA
200,000	6.625%, 7/17/2024	178,750
	Wind Acquisition Finance SA
440,000	7.375%, 4/23/2021[d]	443,300

	Total	1,486,813

Mexico (0.7%)
	America Movil SAB de CV
2,010,000	6.000%, 6/9/2019[l]	122,295
	Cemex SAB de CV
100,000	4.750%, 1/11/2022[d,f]	105,292
	Gruma, SAB de CV
200,000	4.875%, 12/1/2024[d]	211,500
	Metalsa SA de CV
190,000	4.900%, 4/24/2023[d]	167,675
	Mexican Bonos
4,979,400	7.750%, 11/23/2034[l]	338,362
	Mexican Cetes
24,284,300	Zero Coupon, 11/5/2015[l]	146,945
256,009,200	Zero Coupon, 11/12/2015[l]	1,548,210
22,276,200	Zero Coupon, 1/21/2016[l]	133,887
40,839,600	Zero Coupon, 1/28/2016[l]	245,317
	Mexican Udibonos
2,521,323	5.000%, 6/16/2016[l]	157,286
	Mexico Government International Bond
150,000	4.000%, 3/15/2115[f]	148,469
1,787,900	10.000%, 12/5/2024[l]	138,550
892,000	4.750%, 3/8/2044	847,400
297,000	5.550%, 1/21/2045	314,820
800,000	4.600%, 1/23/2046	742,000
338,000	5.750%, 10/12/2110	330,395
	Trust F/1401
200,000	6.950%, 1/30/2044*	208,000

	Total	5,906,403

Montenegro (<0.1%)
	Montenegro Government International Bond
170,000	3.875%, 3/18/2020[d,f]	177,025

	Total	177,025

Mozambique (<0.1%)
	Mozambique EMATUM Finance 2020 BV
182,000	6.305%, 9/11/2020	161,623

	Total	161,623

Namibia (<0.1%)
	Namibia Government International Bond
240,000	5.250%, 10/29/2025[d]	237,600

	Total	237,600

Netherlands (<0.1%)
	Listrindo Capital BV
200,000	6.950%, 2/21/2019	207,015

	Total	207,015

Nigeria (0.1%)
	Nigeria Government International Bond
400,000	6.375%, 7/12/2023	376,000

	Total	376,000

Pakistan (0.1%)
	Pakistan Government International Bond
100,000	6.875%, 6/1/2017	103,533
360,000	8.250%, 4/15/2024[d]	383,670

	Total	487,203

Panama (0.2%)
	Panama Government International Bond
507,000	8.875%, 9/30/2027	716,138
228,000	9.375%, 4/1/2029	335,445
348,000	6.700%, 1/26/2036	430,650
	Panama Notas del Tesoro
50,000	4.875%, 2/5/2021	52,972

	Total	1,535,205

Paraguay (0.2%)
	Banco Continental SAECA
150,000	8.875%, 10/15/2017	152,158
150,000	8.875%, 10/15/2017*	152,158
	Banco Regional SAECA
150,000	8.125%, 1/24/2019	153,750
330,000	8.125%, 1/24/2019[d]	338,250
	Paraguay Government International Bond
400,000	6.100%, 8/11/2044	406,000

	Total	1,202,316

Peru (0.1%)
	Abengoa Transmision Sur SA
320,000	6.875%, 4/30/2043*	330,800
	Banco de Credito del Peru
16,000	2.750%, 1/9/2018	15,952
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022[d]	207,340
	Corporacion Lindley SA
90,000	6.750%, 11/23/2021[d]	99,450
260,000	6.750%, 11/23/2021	287,300
11,000	4.625%, 4/12/2023	10,950
80,000	4.625%, 4/12/2023[d]	79,640

	Total	1,031,432

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (10.5%)	Value
Philippines (0.1%)
	Energy Development Corporation
$200,000	6.500%, 1/20/2021	$219,500
	Philippines Government International Bond
210,000	9.875%, 1/15/2019	263,627
174,000	7.750%, 1/14/2031	251,260
200,000	3.950%, 1/20/2040	207,939

	Total	942,326

Romania (<0.1%)
	Romania Government International Bond
274,000	5.250%, 6/17/2016[f]	310,555

	Total	310,555

Russia (0.2%)
	AHML Finance, Ltd.
5,700,000	7.750%, 2/13/2018*,m	81,985
	Gazprom Neft OAO Via GPN Capital SA
420,000	4.375%, 9/19/2022	372,834
200,000	6.000%, 11/27/2023	192,540
	Lukoil International Finance BV
200,000	6.125%, 11/9/2020	206,500
	Mobile Telesystems OJSC
200,000	5.000%, 5/30/2023	184,750
	Phosagro OAO via Phosagro Bond Funding, Ltd.
200,000	4.204%, 2/13/2018*	199,200
	Russia Government International Bond
200,000	5.875%, 9/16/2043	205,300

	Total	1,443,109

South Africa (0.1%)
	South Africa Government International Bond
470,000	5.875%, 9/16/2025	510,772
620,000	5.375%, 7/24/2044	607,600

	Total	1,118,372

South Korea (<0.1%)
	Export-Import Bank of Korea
200,000	0.946%, 8/14/2017*,g	199,731
	Korea Development Bank
170,000	3.250%, 3/9/2016	171,246

	Total	370,977

Sri Lanka (0.4%)
	Sri Lanka Government International Bond
220,000	6.000%, 1/14/2019	220,901
310,000	6.000%, 1/14/2019[d]	311,270
138,000	6.250%, 10/4/2020	138,552
850,000	6.250%, 7/27/2021	843,220
200,000	5.875%, 7/25/2022	192,500
200,000	6.125%, 6/3/2025[d]	188,796
200,000	6.125%, 6/3/2025	188,796
1,260,000	6.850%, 11/3/2025[d,n]	1,245,825

	Total	3,329,860

Supranational (0.1%)
	Corporacion Andina de Fomento
350,000	1.500%, 8/8/2017	350,417

	Total	350,417

Turkey (0.4%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	209,428
	Turkey Government International Bond
413,000	7.500%, 7/14/2017	447,506
140,000	6.750%, 4/3/2018	152,250
820,000	7.000%, 6/5/2020	929,019
210,000	7.375%, 2/5/2025	251,175
350,000	4.250%, 4/14/2026	336,000
50,000	8.000%, 2/14/2034	64,000
780,000	6.000%, 1/14/2041	819,936
230,000	4.875%, 4/16/2043	207,069

	Total	3,416,383

Ukraine (0.1%)
	Ukraine Government International Bond
630,000	6.250%, 6/17/2016	488,250
600,000	9.250%, 7/24/2017	469,500
140,000	8.375%, 11/3/2017	109,228
120,000	6.750%, 11/14/2017	93,900

	Total	1,160,878

United Arab Emirates (0.1%)
	Ruwais Power Company PJSC
360,000	6.000%, 8/31/2036[d]	403,200

	Total	403,200

United States (0.9%)
	Comcel Trust
200,000	6.875%, 2/6/2024	159,500
	Commonwealth of Puerto Rico G.O.
630,000	8.000%, 7/1/2035	459,894
	Commonwealth of Puerto Rico Public Improvement Refg. G.O.
30,000	5.500%, 7/1/2032	19,239
10,000	5.500%, 7/1/2039	6,325
	HSBC Bank USA NA
901,000	10.000%, 1/5/2017[o]	229,074
600,000	6.000%, 8/15/2040[p]	371,250
	Puerto Rico Sales Tax Financing Corporation Rev.
95,000	5.500%, 8/1/2028	43,612
55,000	Zero Coupon, 8/1/2032	23,457
5,000	5.500%, 8/1/2037	2,266
10,000	5.375%, 8/1/2038	4,508
35,000	5.375%, 8/1/2039	15,777
100,000	6.000%, 8/1/2039	45,974
350,000	5.250%, 8/1/2041	157,784
550,000	5.500%, 8/1/2042	249,304
80,000	6.000%, 8/1/2042	36,798
60,000	5.000%, 8/1/2043	26,749
5,000	5.250%, 8/1/2043	2,254
	U.S. Treasury Bonds
100,000	3.750%, 11/15/2043	116,857
1,100,000	2.875%, 8/15/2045	1,086,884

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (10.5%)	Value
United States (0.9%) - continued
	U.S. Treasury Notes
$200,000	1.625%, 6/30/2020	$201,172
1,400,000	2.000%, 10/31/2021	1,418,630
400,000	1.500%, 1/31/2022	392,541
200,000	1.750%, 2/28/2022	199,089
1,300,000	1.750%, 9/30/2022	1,288,422
900,000	1.875%, 10/31/2022	899,015

	Total	7,456,375

Venezuela (0.5%)
	Petroleos de Venezuela SA
40,000	5.250%, 4/12/2017	22,500
280,000	9.000%, 11/17/2021	115,584
1,200,000	6.000%, 5/16/2024	430,500
1,887,000	6.000%, 11/15/2026	666,866
30,000	5.375%, 4/12/2027	10,425
	Venezuela Government International Bond
410,000	7.750%, 10/13/2019	161,950
467,000	6.000%, 12/9/2020	176,292
200,000	12.750%, 8/23/2022	95,000
1,050,000	9.000%, 5/7/2023	412,125
1,209,000	8.250%, 10/13/2024	459,420
650,000	7.650%, 4/21/2025	245,375
327,000	11.750%, 10/21/2026	144,698
693,000	9.250%, 9/15/2027	303,187
533,000	9.250%, 5/7/2028	209,203
20,000	11.950%, 8/5/2031	9,000
470,000	9.375%, 1/13/2034	189,175
170,000	7.000%, 3/31/2038	63,325

	Total	3,714,625

Vietnam (0.2%)
	Debt and Asset Trading Corporation
200,000	1.000%, 10/10/2025	101,000
	Vietnam Government International Bond
840,000	6.750%, 1/29/2020[d]	930,538
315,000	4.800%, 11/19/2024*	309,209

	Total	1,340,747

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
20,000	6.750%, 2/9/2022	20,900
150,000	6.750%, 2/9/2022[d]	156,750

	Total	177,650

Zambia (0.1%)
	Zambia Government International Bond
400,000	5.375%, 9/20/2022	296,000
380,000	8.970%, 7/30/2027[d]	318,250

	Total	614,250

	Total Long-Term Fixed Income (cost $89,978,767)	84,597,935

Shares	Preferred Stock (0.9%)	Value
Brazil (0.1%)
261,282	Vale SA ADR	940,615

	Total	940,615

South Korea (0.8%)
6,113	Samsung Electronics Company, Ltd.	6,384,904

	Total	6,384,904

	Total Preferred Stock (cost $6,442,572)	7,325,519

Shares	Collateral Held for Securities Loaned (0.4%)
3,226,844	Thrivent Cash Management Trust	3,226,844

	Total Collateral Held for Securities Loaned (cost $3,226,844)	3,226,844

Shares or Principal Amount	Short-Term Investments (1.9%)[q]
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.105%, 1/6/2016[r]	99,981
15,002,977	Thrivent Cash Management Trust 0.110%	15,002,977

	Total Short-Term Investments (at amortized cost)	15,102,958

	Total Investments (cost $798,776,364) 100.1%	$808,119,404

	Other Assets and Liabilities, Net (0.1%)	(482,962)

	Total Net Assets 100.0%	$807,636,442

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $18,304,701 or 2.3% of total net assets.

e	Defaulted security. Interest is not being accrued.
f	Principal amount is displayed in Euros.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Principal amount is displayed in Brazilian Real.
k	Principal amount is displayed in Dominican Republic Pesos.
l	Principal amount is displayed in Mexican Pesos.
m	Principal amount is displayed in Russian Rubles.
n	Denotes investments purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

o	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due January 1, 2017.
p	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
q	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
r	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Fund as of October 31, 2015 was $4,521,305 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$319,984
AHML Finance, Ltd., 2/13/2018	1/31/2013	189,924
Banco Continental SAECA, 10/15/2017	10/10/2012	150,000
Belize Government International Bond, 8/20/2017	3/20/2013	100,426
Brazil Loan Trust 1, 7/24/2023	7/25/2013	613,773
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	1,025,426
Digicel Group, Ltd., 9/30/2020	6/26/2015	202,179
Export-Import Bank of Korea, 8/14/2017	5/29/2015	200,204
Honduras Government International Bond, 12/16/2020	12/11/2013	780,000
Independencia International, Ltd., 12/30/2016	3/29/2010	100,627
KazMunayGas National Company JSC, 4/30/2043	5/21/2013	495,860
Phosagro OAO via Phosagro Bond Funding, Ltd., 2/13/2018	2/6/2013	200,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	198,820
Trust F/1401, 1/30/2044	1/23/2014	194,174
Vietnam Government International Bond, 11/19/2024	11/7/2014	317,764

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Refg.	-	Refunding
Rev.	-	Revenue

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (82.7%)	Value
Consumer Discretionary (12.7%)
7,600	ABC-MART, Inc.	$423,906
104,400	Accordia Golf Company, Ltd.	946,516
42,000	Aisan Industry Company, Ltd.	420,068
11,700	Aisin Seiki Company, Ltd.	464,361
70,360	Amazon.com, Inc.[a]	44,038,324
48,670	AutoZone, Inc.[a]	38,177,235
6,100	Bayerische Motoren Werke AG	493,289
62,400	Berkeley Group Holdings plc	3,184,792
12,200	Brembo SPA	537,728
14,400	Bridgestone Corporation	528,061
61,000	Calsonic Kansei Corporation	486,150
19,600	Chiyoda Company, Ltd.	649,791
45,000	Cineworld Group plc	382,313
475,620	Comcast Corporation	29,783,324
25,000	Compass Group plc	429,770
1,700	Continental AG	408,220
7,200	Daiichikosho Company, Ltd.	240,135
290,400	Debenhams plc	399,382
107,500	Echo Entertainment Group, Ltd.	388,527
212,900	EDION Corporation[b]	1,597,021
26,500	Electrolux AB	779,640
1,343,817	Enterprise Inns plc[a]	2,222,189
15,600	Eutelsat Communications	514,169
18,600	Geo Holdings Corporation	278,327
151,000	Gunze, Ltd.	479,610
85,600	Hakuhodo Dy Holdings, Inc.	899,386
81,100	Haseko Corporation	824,559
76,900	Heiwa Corporation	1,419,559
4,300	Hugo Boss AG	442,153
169,000	Inchcape plc	2,078,429
71,200	Informa plc	622,667
26,600	Intertek Group plc	1,074,291
72,300	JB Hi-Fi, Ltd.[b]	919,918
23,900	JM AB	675,498
172,580	Las Vegas Sands Corporation	8,544,436
275,900	Lookers plc	746,514
421,000	Marston’s plc	1,047,142
79,600	NOK Corporation	1,870,573
4,200	Paddy Power plc	485,987
70,000	PanaHome Corporation	498,129
171,100	Persimmon plc	5,247,187
40,300	SHOWA Corporation	373,540
62,700	Sports Direct International plc[a]	672,708
801,580	Starbucks Corporation	50,154,861
135,000	Sumitomo Forestry Company, Ltd.	1,614,683
61,700	Sumitomo Rubber Industries, Ltd.	917,694
63,000	Takashimaya Company, Ltd.	563,170
13,800	Tamron Company, Ltd.	275,612
137,300	Tatts Group, Ltd.	385,501
650,700	Taylor Wimpey plc	1,982,256
145,000	UBM plc	1,142,280
11,745	Valora Holding AG	2,362,156
73,000	Wacoal Holdings Corporation	916,040
111,500	WH Smith plc	2,925,015
102,700	WPP plc	2,302,197
20,000	Yokohama Rubber Company, Ltd.	384,473

	Total	222,621,462

Consumer Staples (7.0%)
22,400	AarhusKarlshamn AB	1,612,871
59,900	Axfood AB	1,080,959
16,245	Bakkafrost PF	521,796
7,600	British American Tobacco plc	451,511
49,670	Britvic plc	533,957
17,300	Carrefour SA	563,738
116,800	Coca-Cola HBC AG	2,782,895
10,719	Cranswick plc	283,392
190,490	CVS Health Corporation	18,816,602
18,600	Henkel AG & Company KGaA	1,716,833
10,900	ICA Gruppen AB	388,848
135,000	Imperial Tobacco Group plc	7,269,450
51,800	Japan Tobacco, Inc.	1,792,891
28,900	Jeronimo Martins SGPS SA	405,661
52,000	Kao Corporation	2,669,647
5,100	Kerry Group plc	413,634
245,510	Kimberly-Clark Corporation	29,390,002
345,800	Koninklijke Ahold NV	7,034,528
10,700	KOSE Corporation	1,044,959
48,000	Marks and Spencer Group plc	379,019
8,200	Matsumotokiyoshi Holdings Company, Ltd.	351,093
72,400	Nestle SA	5,529,477
48,000	Nippon Meat Packers, Inc.	1,001,208
90,500	Nisshin Oillio Group, Ltd.	336,004
325,160	Philip Morris International, Inc.	28,744,144
12,000	Royal Unibrew AS	475,169
63,334	SalMar ASA	1,036,177
27,600	Suedzucker AGb	515,083
16,900	Sugi Holdings Company, Ltd.	821,220
6,700	Sundrug Company, Ltd.	352,953
19,100	Svenska Cellulosa AB SCA	562,571
80,500	Swedish Match AB	2,530,576
4,500	TSURUHA Holdings, Inc.	356,508

	Total	121,765,376

Energy (6.9%)
9,300	Azrieli Group, Ltd.	364,474
417,508	Cameron International Corporation[a]	28,394,719
273,214	Chevron Corporation	24,829,688
550,720	Columbia Pipeline Group, Inc.	11,438,454
209,412	EOG Resources, Inc.	17,978,020
121,197	EQT Corporation	8,007,486
188,500	ERG SPA	2,675,846
42,447	Royal Dutch Shell plc, Class B	1,111,465
27,424	Schlumberger, Ltd.	2,143,460
82,900	Showa Shell Sekiyu KK	731,713
159,845	Suncor Energy, Inc. ADR	4,752,192
137,000	TonenGeneral Sekiyu KK	1,423,385
4,351	Total SA ADR[b]	209,849
1,701,309	Weatherford International, Ltd.[a]	17,421,404

	Total	121,482,155

Financials (16.6%)
177,490	ACE, Ltd.	20,152,215
22,600	AEON Financial Service Company, Ltd.	564,673
90,500	Allianz SE	15,843,639
127,000	Aozora Bank, Ltd.	464,192
240,200	Australia & New Zealand Banking Group, Ltd.	4,645,534
398,500	Bank Hapoalim, Ltd.	2,074,340
226,557	Bank Leumi Le-Israel BMa	859,644
434,967	Bank of America Corporation	7,298,746
103,549	Bank of Queensland, Ltd.	959,960
710,000	Bank of Yokohama, Ltd.	4,431,190
1,000	Banque Cantonale Vaudoise	615,816
64,200	Bendigo and Adelaide Bank, Ltd.	487,031
248,900	BinckBank NV	2,189,422
334,780	Blackstone Group, LP	11,067,827
9,600	Bolsas y Mercados Espanoles SAb	344,428
77,000	British Land Company plc	1,031,387

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (82.7%)	Value
Financials (16.6%) - continued
100,656	Capital Shopping Centres Group plc	$535,824
300,600	CapitaMall Trust	423,820
94,000	Chiba Bank, Ltd.	685,733
567,970	Citigroup, Inc.	30,198,965
104,600	CNP Assurances	1,492,040
38,000	Daiwa House Industry Company, Ltd.	997,511
6,500	Derwent London plc	388,197
13,600	Deutsche Wohnen AG	383,373
476,900	DEXUS Property Group	2,617,878
226,933	Direct Line Insurance Group plc	1,376,537
105,770	DnB ASA	1,346,660
231,700	FlexiGroup, Ltd.[b]	503,316
51,950	FlexiGroup, Ltd. Rights[a,c]	31,350
276,700	Frasers Centrepoint Trust	385,858
699,000	Fukuoka Financial Group, Inc.	3,678,243
38,296	Hamborner REIT AG	407,141
86,900	Hang Seng Bank, Ltd.	1,594,254
41,200	Hannover Rueckversicherung SE	4,763,138
60,800	Henderson Land Development Company, Ltd.	388,315
166,000	Hokuhoku Financial Group, Inc.	368,557
44	Hoshino Resorts REIT, Inc.[b]	471,065
1,752,900	HSBC Holdings plc	13,695,287
84,600	Hufvudstaden AB	1,195,358
685,000	Hysan Development Company, Ltd.	3,038,337
33,699	IG Group Holdings plc	391,699
96,850	Intercontinental Exchange, Inc.	24,444,940
306,012	Intermediate Capital Group plc	2,663,340
494,080	Invesco, Ltd.	16,388,634
187,500	Investa Office Fund	536,639
443,900	Investec plc	3,697,762
666,934	J.P. Morgan Chase & Company	42,850,509
211	Japan Logistics Fund, Inc.	394,599
8,900	Julius Baer Group, Ltd.	441,284
529,000	Link REIT	3,160,608
54,500	London Stock Exchange Group plc	2,133,799
6,700	Macquarie Group, Ltd.	405,677
36,400	Mediobanca SPA	366,066
394,000	Mitsubishi UFJ Financial Group, Inc.	2,548,209
7,100	Muenchener Rueckversicherungs- Gesellschaft AG	1,415,697
1,495,000	New World Development Company, Ltd.	1,594,577
692,704	Nordea Bank AB	7,643,042
110,000	Ogaki Kyoritsu Bank, Ltd.	428,630
119,800	Old Mutual plc	391,554
201,500	Oversea-Chinese Banking Corporation, Ltd.	1,295,212
4,300	PSP Swiss Property AGa	374,058
142,000	Resona Holdings, Inc.	751,368
8,900	Sampo Oyj	435,011
59,800	Schroders plc	2,743,812
404,000	Skandinaviska Enskilda Banken AB	4,242,355
1,000	St. Galler Kantonalbank AG	361,677
1,186,266	Stockland	3,404,640
471,000	Sumitomo Mitsui Trust Holdings, Inc.	1,807,957
91,700	Swiss Re AG	8,512,583
12,700	Talanx AG	406,943
176,500	UBS Group AG	3,525,133
269,440	United Overseas Bank, Ltd.	3,912,481
47,600	Wallenstam AB	421,581
31,400	Westpac Banking Corporation	699,403
1,365	Westpac Banking Corporation Rights[a]	4,770
516,600	Wing Tai Holdings, Ltd.[b]	642,870

	Total	289,435,920

Health Care (11.1%)
54,960	Actavis, Inc.[a]	16,953,511
5,200	Actelion, Ltd.	721,834
81,410	Alexion Pharmaceuticals, Inc.[a]	14,328,160
51,850	Amgen, Inc.	8,201,633
45,700	Astellas Pharmaceutical, Inc.	663,312
120,210	Baxalta, Inc.	4,142,437
267,800	Cerner Corporation[a]	17,752,462
9,800	CSL, Ltd.	651,408
64,100	Essilor International SA	8,413,989
4,400	Fresenius Medical Care AG & Company	396,033
3,900	Gerresheimer AG	304,102
138,030	Gilead Sciences, Inc.	14,925,184
67,600	Hikma Pharmaceuticals plc	2,252,568
49,244	ICON plc[a]	3,145,214
23,000	Kaken Pharmaceutical Company, Ltd.	1,589,641
9,100	Lonza Group AG	1,335,696
716,420	Merck & Company, Inc.	39,159,517
46,400	Nichi-iko Pharmaceutical Company, Ltd.	1,287,800
63,400	Novartis AG	5,743,326
70,700	Novo Nordisk AS	3,754,418
14,900	Otsuka Holdings Company, Ltd.	495,878
12,800	Paramount Bed Holdings Company, Ltd.	410,562
759,720	Pfizer, Inc.	25,693,730
16,800	Recordati SPA	417,571
3,000	Roche Holding AG	814,497
11,100	Sanofi	1,119,722
21,400	Suzuken Company, Ltd.	819,062
7,100	Teva Pharmaceutical Industries, Ltd.	421,549
142,356	Vertex Pharmaceuticals, Inc.[a]	17,757,488

	Total	193,672,304

Industrials (8.3%)
19,200	Aalberts Industries NV	622,471
27,200	Adecco SA	2,021,922
9,370	AerCap Holdings NVa	388,855
36,100	Aida Engineering, Ltd.	344,032
459,699	Air New Zealand, Ltd.	904,247
24,900	Airbus Group NV	1,733,919
209,000	Asahi Glass Company, Ltd.	1,196,629
273,600	BAE Systems plc	1,850,756
239,270	Boeing Company	35,428,709
111,000	Central Glass Company, Ltd.	547,897
21,600	Central Japan Railway Company	3,940,128
14,800	Croda International plc	660,181
85,100	CTT-Correios de Portugal SA	966,618
53,000	Dai Nippon Printing Company, Ltd.	548,130
57,205	Dart Group plc	417,344
498,600	Delta Air Lines, Inc.	25,348,824
36,700	Deutsche Post AG	1,090,224
21,200	DSV AS	860,281
13,700	easyJet plc	369,051
10,500	Elbit Systems, Ltd.	832,193
4,438	Flughafen Wien Aktiengesellschaft	417,753
1,400	Flughafen Zuerich AG	1,059,630
38,976	Galliford Try plc	897,823
700	Georg Fischer AG	430,081
18,200	Go-Ahead Group plc	680,382
30,700	Hamburger Hafen und Logistik AG	444,050
61,000	Hankyu Hanshin Holdings, Inc.	397,362
5,800	Hoshizaki Electric Company, Ltd.	419,388
25,700	Inaba Denki Sangyo Company, Ltd.	801,918
92,900	Intrum Justitia AB	3,332,995

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2015

Shares	Common Stock (82.7%)	Value
Industrials (8.3%) - continued
353,100	ITOCHU Corporation	$4,418,334
17,964	Jardine Matheson Holdings, Ltd.	976,817
6,200	Jungheinrich AG	458,039
32,000	Keisei Electric Railway Company, Ltd.	394,331
120,300	KITZ Corporation	553,700
26,100	KONE Oyj	1,113,179
26,700	Koninklijke Boskalis Westminster NV	1,295,876
11,300	MEITEC Corporation	410,390
47,300	MIRAIT Holdings Corporation	409,867
55,000	Mitsuboshi Belting, Ltd.	457,221
57,200	Nikkon Holdings Company, Ltd.	1,105,004
92,000	Nippon Express Company, Ltd.	473,955
92,100	Nitto Kogyo Corporation	1,777,424
52,000	Obayashi Corporation	456,043
161,900	Rentokil Initial plc	385,108
5,188	Rieter Holding AG	855,444
2,500	Schindler Holding AG	405,608
62,500	Siemens AG	6,277,759
29,300	Teleperformance SA	2,299,491
14,600	TKH Group NV	552,473
83,000	Toppan Printing Company, Ltd.	744,300
12,800	Travis Perkins plc	377,268
33,400	Tsubakimoto Chain Company	244,730
325,510	Union Pacific Corporation	29,084,318
17,100	Yuasa Trading Company, Ltd.	398,604

	Total	144,879,076

Information Technology (13.7%)
46,892	Alphabet, Inc., Class Aa	34,577,692
46,878	Alphabet, Inc., Class Ca	33,321,351
33,300	Alps Electric Company, Ltd.	1,033,605
582,696	Apple, Inc.	69,632,172
91,100	Brother Industries, Ltd.	1,164,391
70,000	Canon, Inc.	2,090,344
7,600	Cap Gemini SA	675,762
59,900	Carsales.com, Ltd.[b]	416,519
69,950	Check Point Software Technologies, Ltd.[a,b]	5,941,553
362,700	Cisco Systems, Inc.	10,463,895
39,809	Dialog Semiconductor plc[a]	1,472,727
17,800	DTS Corporation	420,758
919,810	EMC Corporation	24,117,418
168,600	Facebook, Inc.[a]	17,192,142
175,400	FUJIFILM Holdings NPV	6,996,490
41,000	Hitachi Kokusai Electric, Inc.	566,086
27,600	Hoya Corporation	1,138,963
16,500	Ingenico Group	1,944,553
53,000	IRESS, Ltd.	352,982
30,700	IT Holdings Corporation	758,932
25,200	ITOCHU Techno-Solutions Corporation	552,460
13,000	Kyocera Corporation	588,051
67,300	NEC Networks & System Integration Corporation	1,260,649
12,900	NS Solutions Corporation	629,598
9,200	Oracle Corporation Japan	418,423
22,420	Radware, Inc.[a]	334,282
242,520	Salesforce.com, Inc.[a]	18,846,229
25,200	SAP SE	1,986,645

	Total	238,894,672

Materials (2.4%)
162,900	Albemarle Corporation	8,718,408
5,700	Aurubis AG	380,760
149,600	BillerudKorsnas AB	2,707,361
125,600	Boral, Ltd.	480,446
31,800	Buzzi Unicem SPA	538,060
188,400	Daicel Corporation	2,489,591
282,530	Dow Chemical Company	14,598,325
70,000	DOWA Holdings Company, Ltd.	610,303
1,000	Givaudan SA	1,788,201
58,900	Hokuetsu Kishu Paper Company, Ltd.	410,423
18,500	Holmen AB	557,680
34,100	James Hardie Industries plc	441,427
42,900	Mondi plc	992,022
16,200	Nippon Steel & Sumitomo Metal Corporation	328,415
172,556	Norsk Hydro ASA	618,058
192,388	OceanaGold Corporation	367,827
66,000	Oji Holdings Corporation	341,814
32,000	Sumitomo Metal Mining Company, Ltd.	397,005
67,000	Sumitomo Seika Chemicals Company, Ltd.	467,134
78,800	UPM-Kymmene Oyj	1,475,213
81,985	Yara International ASA	3,724,249

	Total	42,432,722

Telecommunications Services (1.5%)
602,200	Bezeq Israel Telecommunication Corporation, Ltd.	1,290,507
381,593	BT Group plc	2,725,139
102,000	Elisa Oyj	3,842,979
91,900	Freenet AG	3,100,130
1,355,771	KCOM Group plc	1,812,674
232,400	Orange SA	4,097,606
44,700	Proximus SA	1,546,836
145,900	StarHub, Ltd.	374,280
1,781,700	Telstra Corporation, Ltd.	6,826,832
38,100	Vivendi SA	916,565

	Total	26,533,548

Utilities (2.5%)
1,419,600	A2A SPA	1,944,604
212,000	CLP Holdings, Ltd.	1,843,027
746,000	Electricidade de Portugal SA	2,756,828
210,300	Enel SPA	969,764
550,720	NiSource, Inc.	10,551,795
135,000	Osaka Gas Company, Ltd.	531,693
384,490	PG&E Corporation	20,531,766
392,000	Redes Energeticas Nacionais SGPS SA	1,194,573
14,700	Severn Trent plc	506,969
18,000	SSE plc	418,761
67,000	Toho Gas Company, Ltd.	410,332
185,500	United Utilities Group plc	2,822,773

	Total	44,482,885

	Total Common Stock (cost $1,065,878,207)	1,446,200,120

Shares	Mutual Funds (0.5%)	Value
Equity Mutual Funds (0.5%)
150,000	iShares MSCI EAFE Index Fund	9,166,500

	Total	9,166,500

	Total Mutual Funds (cost $9,056,087)	9,166,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2015

Shares	Collateral Held for Securities Loaned (0.7%)	Value
12,071,792	Thrivent Cash Management Trust	$12,071,792

	Total Collateral Held for Securities Loaned (cost $12,071,792)	12,071,792

Shares or Principal Amount	Short-Term Investments (16.6%)[d]	Value
	Federal Home Loan Bank Discount Notes
11,000,000	0.080%, 11/27/2015[e]	10,999,365
1,000,000	0.105%, 1/4/2016[e]	999,814
	Federal Home Loan Mortgage Corporation Discount Notes
1,000,000	0.100%, 1/6/2016[e]	999,817
4,900,000	0.092%, 1/8/2016[e]	4,899,150
	Federal National Mortgage Association Discount Notes
7,300,000	0.020%, 11/23/2015[e]	7,299,911
600,000	0.080%, 12/22/2015[e]	599,932
2,000,000	0.070%, 1/8/2016	1,999,735
4,500,000	0.100%, 1/14/2016[e]	4,499,075
257,091,734	Thrivent Cash Management Trust 0.110%	257,091,734

	Total Short-Term Investments (at amortized cost)	289,388,533

	Total Investments (cost $1,376,394,619) 100.5%	$1,756,826,945

	Other Assets and Liabilities, Net (0.5%)	(9,032,582)

	Total Net Assets 100.0%	$1,747,794,363

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	At October 31, 2015, $30,297,063 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

HIGH YIELD FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (5.0%)[a]	Value
Basic Materials (0.3%)
	Fortescue Metals Group, Ltd., Term Loan
$2,797,863	0.000%, 6/30/2019[b,c]	$2,361,200

	Total	2,361,200

Communications Services (2.5%)
	Birch Communication, Inc., Term Loan
3,565,507	7.750%, 7/17/2020	3,529,852
	Cengage Learning Acquisitions, Term Loan
4,405,883	7.000%, 3/31/2020	4,373,940
	iHeartCommunications, Inc., Term Loan
7,202,962	6.938%, 1/30/2019	6,021,245
	IMG Worldwide, Inc., Term Loan
2,750,000	8.250%, 5/6/2022	2,619,375
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,961,030	4.750%, 3/22/2019	1,959,284

	Total	18,503,696

Consumer Cyclical (1.0%)
	Amaya BV, Term Loan
605,062	8.000%, 8/1/2022	607,331
	Mohegan Tribal Gaming Authority, Term Loan
2,249,925	5.500%, 6/15/2018	2,222,926
	Scientific Games International, Inc., Term Loan
4,416,625	6.000%, 10/1/2021	4,308,992

	Total	7,139,249

Consumer Non-Cyclical (0.4%)
	Albertsons, Inc., Term Loan
2,948,344	5.375%, 3/21/2019	2,944,334

	Total	2,944,334

Technology (0.8%)
	First Data Corporation, Term Loan
5,549,215	3.697%, 3/23/2018	5,503,656

	Total	5,503,656

	Total Bank Loans (cost $37,487,085)	36,452,135

Principal Amount	Long-Term Fixed Income (88.3%)	Value

Asset-Backed Securities (0.3%)
	Renaissance Home Equity Loan Trust
1,570,425	5.746%, 5/25/2036[d]	1,090,780
1,600,000	6.011%, 5/25/2036[d]	1,117,107

	Total	2,207,887

Basic Materials (3.3%)
	ArcelorMittal SA
3,750,000	6.500%, 3/1/2021[e]	3,541,406
	First Quantum Minerals, Ltd.
1,966,000	6.750%, 2/15/2020[f]	1,496,618
1,901,000	7.000%, 2/15/2021[f]	1,406,740
	Graphic Packaging International, Inc.
710,000	4.750%, 4/15/2021	727,750
470,000	4.875%, 11/15/2022	480,575
	INEOS Group Holdings SA
2,755,000	6.125%, 8/15/2018[e,f]	2,775,662
	Midwest Vanadium, Pty. Ltd.
3,070,000	11.500%, 2/15/2018*,[g]	122,800
	Novelis, Inc.
3,550,000	8.750%, 12/15/2020	3,558,875
	Resolute Forest Products, Inc.
3,335,000	5.875%, 5/15/2023[e]	2,484,575
	Ryerson, Inc.
1,900,000	9.000%, 10/15/2017	1,657,750
	Sappi Papier Holding GmbH
2,715,000	6.625%, 4/15/2021[f]	2,728,575
	Signode Industrial Group Lux SA
920,000	6.375%, 5/1/2022[f]	862,500
	Tembec Industries, Inc.
2,340,000	9.000%, 12/15/2019[f]	1,872,000

	Total	23,715,826

Capital Goods (7.7%)
	Abengoa Finance SAU
2,750,000	7.750%, 2/1/2020[e,f]	1,155,000
	Abengoa Greenfield SA
3,040,000	6.500%, 10/1/2019[e,f]	1,155,200
	Anixter, Inc.
3,045,000	5.125%, 10/1/2021	3,117,319
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,573,700
	Bombardier, Inc.
1,870,000	7.500%, 3/15/2025[f]	1,453,925
	Building Materials Corporation of America
2,460,000	6.000%, 10/15/2025[f]	2,613,750
	Case New Holland, Inc.
2,210,000	7.875%, 12/1/2017	2,389,562
	Cemex Finance, LLC
2,305,000	9.375%, 10/12/2017[f]	2,506,688
	Cemex SAB de CV
2,500,000	5.700%, 1/11/2025[f]	2,312,500
	CNH Capital, LLC
1,850,000	3.625%, 4/15/2018	1,854,625
	Huntington Ingalls Industries, Inc.
820,000	5.000%, 12/15/2021[f]	852,800
	Milacron, LLC
2,360,000	7.750%, 2/15/2021[f]	2,419,000
	Moog, Inc.
1,525,000	5.250%, 12/1/2022[f]	1,555,500
	Nortek, Inc.
3,360,000	8.500%, 4/15/2021	3,561,600
	Owens-Brockway Glass Container, Inc.
2,680,000	5.875%, 8/15/2023[e,f]	2,844,150
	Reynolds Group Issuer, Inc.
1,840,000	9.875%, 8/15/2019	1,936,600
1,900,000	5.750%, 10/15/2020	1,976,000
2,370,000	8.250%, 2/15/2021[e]	2,461,837
	Safeway Group Holding, LLC
2,825,000	7.000%, 5/15/2018[f]	2,902,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (88.3%)	Value
Capital Goods (7.7%) - continued
	Silgan Holdings, Inc.
$3,530,000	5.000%, 4/1/2020	$3,600,600
	United Rentals North America, Inc.
1,375,000	6.125%, 6/15/2023	1,434,812
	United Rentals, Inc.
2,340,000	5.500%, 7/15/2025	2,334,150
	UR Financing Escrow Corporation
3,750,000	7.625%, 4/15/2022	4,069,163

	Total	56,081,169

Communications Services (15.7%)
	Activision Blizzard, Inc.
2,810,000	6.125%, 9/15/2023[f]	3,059,388
	Altice Financing SA
920,000	6.500%, 1/15/2022[f]	931,500
710,000	6.625%, 2/15/2023[f]	711,775
	Altice Finco SA
950,000	9.875%, 12/15/2020[f]	1,018,875
460,000	8.125%, 1/15/2024[f]	457,700
200,000	7.625%, 2/15/2025[f]	189,500
	AMC Networks, Inc.
2,150,000	7.750%, 7/15/2021	2,305,875
2,180,000	4.750%, 12/15/2022	2,188,175
	CCO Holdings, LLC
700,000	7.375%, 6/1/2020	726,250
1,835,000	5.250%, 3/15/2021	1,894,637
1,835,000	5.250%, 9/30/2022	1,858,683
	Clear Channel Worldwide Holdings, Inc.
5,000,000	6.500%, 11/15/2022	5,212,500
	Columbus International, Inc.
4,435,000	7.375%, 3/30/2021[f]	4,612,400
	Digicel, Ltd.
1,470,000	7.000%, 2/15/2020*	1,429,575
2,780,000	6.000%, 4/15/2021[f]	2,502,000
	Eileme 2 AB
3,740,000	11.625%, 1/31/2020*	4,039,574
	Frontier Communications Corporation
2,745,000	8.125%, 10/1/2018	2,895,975
1,020,000	10.500%, 9/15/2022[f]	1,058,250
6,070,000	11.000%, 9/15/2025[f]	6,362,088
	Gray Television, Inc.
2,290,000	7.500%, 10/1/2020	2,390,073
	Hughes Satellite Systems Corporation
3,960,000	6.500%, 6/15/2019	4,358,970
	Intelsat Jackson Holdings SA
6,530,000	7.250%, 10/15/2020	5,958,625
	Level 3 Escrow II, Inc.
3,000,000	5.375%, 8/15/2022	3,052,500
	Level 3 Financing, Inc.
3,700,000	8.625%, 7/15/2020	3,908,125
1,380,000	6.125%, 1/15/2021	1,454,175
	McGraw-Hill Global Education Holdings, LLC
4,705,000	9.750%, 4/1/2021	5,151,975
	MDC Partners, Inc.
3,270,000	6.750%, 4/1/2020[f]	3,327,225
	Numericable-SFR
3,910,000	6.000%, 5/15/2022[f]	3,919,775
2,290,000	6.250%, 5/15/2024[f]	2,290,000
	Sprint Communications, Inc.
9,975,000	9.000%, 11/15/2018[f]	10,966,216
2,530,000	7.000%, 3/1/2020[f]	2,656,500
	Sprint Corporation
4,215,000	7.625%, 2/15/2025	3,740,812
	T-Mobile USA, Inc.
3,210,000	6.542%, 4/28/2020	3,290,250
	Unitymedia Hessen GmbH & Company KG
4,650,000	5.500%, 1/15/2023[f]	4,779,270
	Univision Communications, Inc.
2,713,000	6.750%, 9/15/2022[f]	2,865,606
2,590,000	5.125%, 2/15/2025[f]	2,544,675
	UPCB Finance V, Ltd.
1,260,000	7.250%, 11/15/2021[f]	1,341,900
	Virgin Media Secured Finance plc
1,030,000	5.250%, 1/15/2026[f]	1,030,000
	Ziggo Bond Finance BV
1,180,000	5.875%, 1/15/2025[f]	1,123,950

	Total	113,605,342

Consumer Cyclical (13.2%)
	AMC Entertainment, Inc.
2,290,000	5.875%, 2/15/2022	2,370,150
	Beazer Homes USA, Inc.
2,290,000	5.750%, 6/15/2019[e]	2,204,125
	Brookfield Residential Properties, Inc.
2,370,000	6.500%, 12/15/2020[f]	2,375,925
1,760,000	6.125%, 7/1/2022[f]	1,729,200
	Choice Hotels International, Inc.
3,401,000	5.750%, 7/1/2022	3,647,573
	Chrysler Group, LLC
1,900,000	8.250%, 6/15/2021	2,033,000
	Churchill Downs, Inc.
3,110,000	5.375%, 12/15/2021	3,187,750
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,147,181
	Corrections Corporation of America
1,200,000	5.000%, 10/15/2022	1,215,000
	CST Brands, Inc.
1,890,000	5.000%, 5/1/2023	1,908,900
	CVS Health Corporation
1,410,000	4.750%, 12/1/2022[f]	1,536,862
2,244,000	5.000%, 12/1/2024[f]	2,492,521
	Eldorado Resorts, Inc.
2,340,000	7.000%, 8/1/2023[f]	2,369,250
	Family Tree Escrow, LLC
1,410,000	5.250%, 3/1/2020[f]	1,469,925
1,880,000	5.750%, 3/1/2023[f]	1,981,050
	Jaguar Land Rover Automotive plc
2,110,000	4.125%, 12/15/2018[f]	2,162,750
585,000	4.250%, 11/15/2019[f]	595,238
950,000	5.625%, 2/1/2023[f]	978,500
	KB Home
930,000	7.250%, 6/15/2018	995,100
920,000	4.750%, 5/15/2019	904,723
1,750,000	8.000%, 3/15/2020	1,903,125
1,420,000	7.500%, 9/15/2022	1,455,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (88.3%)	Value
Consumer Cyclical (13.2%) - continued
	L Brands, Inc.
$1,430,000	6.625%, 4/1/2021	$1,619,475
1,640,000	5.625%, 2/15/2022	1,779,400
	Lear Corporation
2,340,000	4.750%, 1/15/2023	2,354,625
	Lennar Corporation
940,000	4.500%, 11/15/2019	972,900
2,810,000	4.750%, 5/30/2025	2,781,900
	Live Nation Entertainment, Inc.
3,575,000	5.375%, 6/15/2022[f]	3,646,500
	LKQ Corporation
3,495,000	4.750%, 5/15/2023	3,433,838
	Masonite International Corporation
1,800,000	5.625%, 3/15/2023[f]	1,881,000
	New Cotai, LLC
3,889,327	10.625%, 5/1/2019*,e	3,228,141
	RHP Hotel Properties, LP
840,000	5.000%, 4/15/2023	867,300
	Rite Aid Corporation
2,835,000	6.750%, 6/15/2021	3,044,081
2,840,000	6.125%, 4/1/2023[f]	3,060,100
	Scientific Games International, Inc.
3,895,000	6.625%, 5/15/2021[e]	2,707,025
	Seminole Indian Tribe of Florida
2,885,000	7.804%, 10/1/2020*	3,058,100
	Six Flags Entertainment Corporation
3,750,000	5.250%, 1/15/2021[f]	3,890,625
	Studio City Finance, Ltd.
2,335,000	8.500%, 12/1/2020[e,f]	2,364,188
	Toll Brothers Finance Corporation
2,340,000	4.875%, 11/15/2025	2,337,075
	Tunica-Biloxi Gaming Authority
4,230,000	9.000%, 11/15/2015*,[g]	2,384,662
	West Corporation
3,210,000	5.375%, 7/15/2022[f]	3,057,525
	ZF North America Capital, Inc.
1,875,000	4.500%, 4/29/2022[f]	1,887,881
1,875,000	4.750%, 4/29/2025[f]	1,839,844

	Total	95,859,533

Consumer Non-Cyclical (12.3%)
	B&G Foods, Inc.
3,300,000	4.625%, 6/1/2021	3,287,625
	Cott Beverages, Inc.
2,885,000	5.375%, 7/1/2022	2,870,575
	Endo Finance, LLC
2,350,000	5.375%, 1/15/2023[f]	2,304,645
1,410,000	6.000%, 7/15/2023[f]	1,410,000
940,000	6.000%, 2/1/2025[f]	932,950
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[f]	3,835,200
	Envision Healthcare Corporation
3,205,000	5.125%, 7/1/2022[f]	3,108,850
	Grifols Worldwide Operations, Ltd.
3,855,000	5.250%, 4/1/2022	3,989,925
	HCA, Inc.
550,000	3.750%, 3/15/2019	559,625
2,355,000	6.500%, 2/15/2020	2,634,656
4,190,000	5.875%, 3/15/2022	4,609,000
1,640,000	4.750%, 5/1/2023	1,681,000
3,295,000	5.375%, 2/1/2025	3,381,494
	Hologic, Inc.
700,000	5.250%, 7/15/2022[f]	730,625
	JBS USA, LLC
2,750,000	5.875%, 7/15/2024[f]	2,695,000
4,795,000	5.750%, 6/15/2025[f]	4,639,163
	Kindred Healthcare, Inc.
3,695,000	8.750%, 1/15/2023	3,852,038
	MPH Acquisition Holdings, LLC
4,105,000	6.625%, 4/1/2022[f]	4,187,100
	Ortho-Clinical Diagnostics, Inc.
3,900,000	6.625%, 5/15/2022[f]	3,378,375
	Quintiles Transnational Holdings, Inc.
820,000	4.875%, 5/15/2023[f]	843,058
	Revlon Consumer Products Corporation
4,240,000	5.750%, 2/15/2021	4,293,000
	Spectrum Brands Escrow Corporation
1,930,000	6.375%, 11/15/2020	2,060,275
1,820,000	6.625%, 11/15/2022	1,988,350
	Spectrum Brands, Inc.
1,880,000	5.750%, 7/15/2025[f]	2,004,550
	Teleflex, Inc.
2,225,000	5.250%, 6/15/2024	2,275,063
	Tenet Healthcare Corporation
2,750,000	6.000%, 10/1/2020	2,970,000
3,665,000	8.125%, 4/1/2022	3,875,737
	TreeHouse Foods, Inc.
3,635,000	4.875%, 3/15/2022	3,516,862
	Valeant Pharmaceuticals International
2,400,000	7.250%, 7/15/2022[f]	2,136,000
2,355,000	5.500%, 3/1/2023[f]	1,978,200
	VPII Escrow Corporation
2,830,000	7.500%, 7/15/2021[f]	2,582,375
	VRX Escrow Corporation
5,000,000	6.125%, 4/15/2025[e,f]	4,206,250

	Total	88,817,566

Energy (10.8%)
	Antero Resources Corporation
1,415,000	5.125%, 12/1/2022	1,269,962
2,360,000	5.625%, 6/1/2023[e,f]	2,171,200
	California Resources Corporation
3,745,000	6.000%, 11/15/2024[e]	2,546,600
	Chaparral Energy, Inc.
2,835,000	7.625%, 11/15/2022	935,550
	Chesapeake Energy Corporation
3,745,000	6.625%, 8/15/2020	2,537,237
	Concho Resources, Inc.
4,260,000	6.500%, 1/15/2022	4,414,425
	Crestwood Midstream Partners, LP
2,065,000	6.125%, 3/1/2022	1,775,900
2,365,000	6.250%, 4/1/2023[f]	2,010,250
	Diamondback Energy, Inc.
3,445,000	7.625%, 10/1/2021	3,668,925
	EP Energy, LLC
3,285,000	6.375%, 6/15/2023[e]	2,471,963
	Exterran Partners, LP
3,720,000	6.000%, 4/1/2021	3,217,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (88.3%)	Value
Energy (10.8%) - continued
	Halcon Resources Corporation
$2,345,000	8.625%, 2/1/2020[e,f]	$2,022,563
	Hornbeck Offshore Services, Inc.
1,885,000	5.875%, 4/1/2020	1,517,425
1,410,000	5.000%, 3/1/2021	1,078,650
	Laredo Petroleum, Inc.
3,670,000	5.625%, 1/15/2022	3,449,800
470,000	6.250%, 3/15/2023	451,200
	Linn Energy, LLC
1,750,000	8.625%, 4/15/2020	455,000
1,930,000	7.750%, 2/1/2021	443,900
	MarkWest Energy Partners, LP
3,165,000	4.875%, 12/1/2024	2,986,969
	MEG Energy Corporation
945,000	6.500%, 3/15/2021[f]	829,237
2,840,000	6.375%, 1/30/2023[f]	2,392,700
	Noble Energy, Inc.
5,620,000	5.875%, 6/1/2024	5,643,284
	Offshore Group Investment, Ltd.
3,770,000	7.125%, 4/1/2023	1,107,437
	Pacific Drilling V, Ltd.
4,320,000	7.250%, 12/1/2017[f]	2,937,600
	Precision Drilling Corporation
2,200,000	6.625%, 11/15/2020	1,960,750
940,000	6.500%, 12/15/2021	817,800
1,150,000	5.250%, 11/15/2024	951,625
	Rice Energy, Inc.
3,895,000	6.250%, 5/1/2022	3,524,975
940,000	7.250%, 5/1/2023[f]	869,500
	Sabine Pass Liquefaction, LLC
2,355,000	5.625%, 2/1/2021	2,337,338
1,410,000	5.750%, 5/15/2024	1,360,650
2,800,000	5.625%, 3/1/2025[f]	2,684,500
	Sunoco, LP
2,335,000	5.500%, 8/1/2020[f]	2,393,375
1,170,000	6.375%, 4/1/2023[f]	1,178,775
	Tesoro Logistics, LP
2,100,000	5.500%, 10/15/2019[f]	2,173,500
1,870,000	6.250%, 10/15/2022[f]	1,944,800
	WPX Energy, Inc.
1,910,000	7.500%, 8/1/2020[e]	1,785,850
2,330,000	8.250%, 8/1/2023[e]	2,190,200

	Total	78,509,215

Financials (9.0%)
	AerCap Ireland Capital, Ltd.
1,405,000	4.625%, 10/30/2020	1,455,931
2,810,000	5.000%, 10/1/2021	2,936,450
	Ally Financial, Inc.
1,290,000	3.250%, 2/13/2018	1,296,450
5,630,000	4.125%, 3/30/2020	5,812,975
2,120,000	4.125%, 2/13/2022	2,145,175
	Argos Merger Sub, Inc.
3,295,000	7.125%, 3/15/2023[f]	3,467,988
	Banco do Brasil SA/Cayman Islands
1,250,000	6.250%, 12/31/2049[f,h]	668,750
	BBVA International Preferred SA Unipersonal
1,415,000	5.919%, 12/29/2049[h]	1,439,762
	CIT Group, Inc.
3,205,000	3.875%, 2/19/2019	3,253,075
	Corrections Corporation of America
3,215,000	4.625%, 5/1/2023	3,158,737
	Credit Agricole SA
935,000	6.625%, 9/29/2049[e,f,h]	920,975
	CyrusOne, LP
3,460,000	6.375%, 11/15/2022	3,572,450
	DDR Corporation
720,000	4.625%, 7/15/2022	749,506
	Developers Diversified Realty Corporation
2,810,000	7.875%, 9/1/2020	3,406,164
	Drawbridge Special Opportunities Fund, LP
3,215,000	5.000%, 8/1/2021[f]	3,150,700
	HSBC Holdings plc
935,000	6.375%, 12/29/2049[h]	926,127
	Icahn Enterprises, LP
3,500,000	4.875%, 3/15/2019	3,579,800
6,965,000	6.000%, 8/1/2020	7,269,719
	ILFC E-Capital Trust II
1,605,000	6.250%, 12/21/2065[f,i]	1,508,700
	International Lease Finance Corporation
1,400,000	8.875%, 9/1/2017	1,554,000
	Jefferies Finance, LLC
2,350,000	7.375%, 4/1/2020*	2,303,000
	Lloyds Banking Group plc
920,000	6.657%, 1/29/2049[f,h]	1,030,400
	MPT Operating Partnership, LP
1,052,000	6.375%, 2/15/2022	1,099,340
2,640,000	5.500%, 5/1/2024	2,692,800
	Quicken Loans, Inc.
3,745,000	5.750%, 5/1/2025[f]	3,716,913
	RHP Hotel Properties, LP
710,000	5.000%, 4/15/2021	720,650
	Royal Bank of Scotland Group plc
1,635,000	7.500%, 12/29/2049[h]	1,692,225

	Total	65,528,762

Technology (6.6%)
	AECOM
2,340,000	5.750%, 10/15/2022[f]	2,433,600
935,000	5.875%, 10/15/2024[f]	965,388
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[f]	6,211,800
	Amkor Technology, Inc.
2,870,000	6.625%, 6/1/2021	2,826,950
	Brocade Communications Systems, Inc.
3,410,000	4.625%, 1/15/2023	3,324,750
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[f]	4,288,375
	Denali Borrower, LLC
4,890,000	5.625%, 10/15/2020[f]	5,201,737
	Equinix, Inc.
2,815,000	5.750%, 1/1/2025	2,934,638
	First Data Corporation
1,629,000	12.625%, 1/15/2021	1,867,241
1,788,000	11.750%, 8/15/2021	2,038,320
3,000,000	5.375%, 8/15/2023[e,f]	3,052,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (88.3%)	Value
Technology (6.6%) - continued
$1,690,000	7.000%, 12/1/2023[c,f]	$1,717,463
	NXP Funding, LLC
3,285,000	5.750%, 3/15/2023[f]	3,457,462
	Plantronics, Inc.
2,110,000	5.500%, 5/31/2023[f]	2,146,925
	Sensata Technologies BV
4,130,000	4.875%, 10/15/2023[f]	4,042,237
	SS&C Technologies Holdings, Inc.
1,410,000	5.875%, 7/15/2023[f]	1,480,500

	Total	47,989,886

Transportation (4.5%)
	Air Medical Merger Sub Corporation
2,810,000	6.375%, 5/15/2023[e,f]	2,557,100
	American Airlines Pass Through Trust
3,296,379	5.600%, 7/15/2020[f]	3,387,030
	Avis Budget Car Rental, LLC
3,100,000	5.125%, 6/1/2022[f]	3,164,294
3,150,000	5.500%, 4/1/2023[e]	3,264,187
	Continental Airlines, Inc.
1,440,000	6.125%, 4/29/2018	1,483,776
	Delta Air Lines Pass Through Trust
1,958,225	6.875%, 5/7/2019*	2,105,092
	Dynagas LNG Partners, LP
1,870,000	6.250%, 10/30/2019	1,496,000
	Eletson Holdings, Inc.
1,830,000	9.625%, 1/15/2022*	1,679,025
	Navios Maritime Holdings, Inc.
2,030,000	8.125%, 2/15/2019[e]	1,481,900
1,605,000	8.125%, 11/15/2021[f]	1,536,787
	Navios South American Logistics, Inc.
1,600,000	7.250%, 5/1/2022[f]	1,346,000
	Teekay Offshore Partners, LP
3,210,000	6.000%, 7/30/2019	2,479,725
	Ultrapetrol Bahamas, Ltd.
3,280,000	8.875%, 6/15/2021	2,082,800
	United Airlines Pass Through Trust
1,309,879	5.375%, 8/15/2021	1,354,088
	XPO Logistics, Inc.
2,110,000	7.875%, 9/1/2019[f]	2,123,187
1,400,000	6.500%, 6/15/2022[f]	1,249,500

	Total	32,790,491

Utilities (4.9%)
	Access Midstream Partners, LP
2,335,000	4.875%, 5/15/2023	2,107,569
	AES Corporation
2,350,000	4.875%, 5/15/2023	2,179,625
940,000	5.500%, 3/15/2024	888,300
	Calpine Corporation
3,280,000	5.375%, 1/15/2023	3,136,500
	Chesapeake Midstream Partners, LP
810,000	6.125%, 7/15/2022	829,138
	Covanta Holding Corporation
2,400,000	7.250%, 12/1/2020	2,496,000
1,650,000	6.375%, 10/1/2022	1,732,500
	Dynegy, Inc.
935,000	6.750%, 11/1/2019	932,662
3,750,000	7.625%, 11/1/2024[e]	3,759,375
	Electricite de France SA
2,500,000	5.250%, 12/29/2049[f,h]	2,487,500
	Energy Transfer Equity, LP
3,755,000	5.500%, 6/1/2027	3,342,543
	Holly Energy Partners, LP
2,400,000	6.500%, 3/1/2020	2,388,000
	Regency Energy Partners, LP
3,950,000	5.500%, 4/15/2023	3,830,710
	Targa Resources Partners, LP
3,035,000	5.250%, 5/1/2023[e]	2,822,550
2,330,000	6.750%, 3/15/2024[f]	2,292,138

	Total	35,225,110

	Total Long-Term Fixed Income (cost $666,729,754)	640,330,787

Shares	Preferred Stock (1.2%)	Value
Financials (1.0%)
52,669	Citigroup, Inc., 6.875%[h]	1,450,504
48,000	Discover Financial Services, 6.500%[h]	1,281,120
74,979	Goldman Sachs Group, Inc., 5.500%[h]	1,866,228
16,984	Morgan Stanley, 6.875%[h]	459,417
17,280	PNC Financial Services Group, Inc., 6.125%[h]	481,248
1,440	Wells Fargo & Company, Convertible, 7.500%[h]	1,706,400

	Total	7,244,917

Materials (0.2%)
36,650	CHS, Inc., 7.100%[h]	1,014,472

	Total	1,014,472

	Total Preferred Stock (cost $8,214,056)	8,259,389

Shares	Common Stock (<0.1%)	Value
Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[j,k]	4

	Total	4

Financials (<0.1%)
10	New Cotai, LLC*,j,k	59,373

	Total	59,373

	Total Common Stock (cost $2,553,750)	59,377

Shares	Collateral Held for Securities Loaned (7.5%)	Value
54,627,809	Thrivent Cash Management Trust	54,627,809

	Total Collateral Held for Securities Loaned (cost $54,627,809)	54,627,809

Shares or Principal Amount	Short-Term Investments (3.9%)[l]	Value
	Federal National Mortgage Association Discount Notes
600,000	0.070%, 1/8/2016	599,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

HIGH YIELD FUND

Schedule of Investments as of October 31, 2015

Shares or Principal Amount	Short-Term Investments (3.9%)[l]	Value
	Thrivent Cash Management Trust
26,658,341	0.110%	$26,658,341
	U.S. Treasury Bills
600,000	0.045%, 11/12/2015[m]	599,992

	Total Short-Term Investments (at amortized cost)	27,858,253

	Total Investments (cost $797,470,707) 105.9%	$767,587,750

	Other Assets and Liabilities, Net (5.9%)	(42,424,581)

	Total Net Assets 100.0%	$725,163,169

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
e	All or a portion of the security is on loan.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $264,167,063 or 36.4% of total net assets.

g	Defaulted security. Interest is not being accrued.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
j

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments pledged as collateral under the agreement between the counterparty, the custodian and the fund for swap activity.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of October 31, 2015 was $20,409,342 or 2.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Delta Air Lines Pass Through Trust, 5/7/2019	5/3/2013	$2,049,957
Digicel, Ltd., 2/15/2020	2/7/2012	1,470,000
Eileme 2 AB, 1/31/2020	1/19/2012	3,668,940
Eletson Holdings, Inc., 1/15/2022	12/12/2013	1,804,691
Jefferies Finance, LLC, 4/1/2020	3/19/2013	2,350,000
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	2,908,916
New Cotai, LLC	4/12/2013	308,750
New Cotai, LLC, 5/1/2019	4/12/2013	3,831,567
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	2,730,744
Tunica-Biloxi Gaming Authority, 11/15/2015	11/8/2005	4,227,976

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

INCOME FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (4.5%)[a]	Value
Basic Materials (0.3%)
	Fortescue Metals Group, Ltd., Term Loan
$1,309,770	4.250%, 6/30/2019	$1,105,354
	Ineos US Finance, LLC, Term Loan
860,554	3.750%, 12/15/2020	836,889

	Total	1,942,243

Capital Goods (0.2%)
	ADS Waste Holdings, Inc., Term Loan
842,750	3.750%, 10/9/2019	831,693
	Berry Plastics Group, Inc., Term Loan
877,500	3.500%, 2/8/2020	869,181

	Total	1,700,874

Communications Services (1.6%)
	CCO Safari III, LLC, Term Loan
380,000	3.500%, 1/24/2023	379,464
	Clear Channel Communications, Inc., Term Loan
216,167	7.688%, 7/30/2019	181,890
	CSC Holdings, LLC, Term Loan
475,000	5.000%, 10/9/2022	476,358
	Hargray Communications Group, Inc., Term Loan
897,697	5.250%, 6/26/2019	895,829
	iHeartCommunications, Inc., Term Loan
672,127	6.938%, 1/30/2019	561,858
	Intelsat Jackson Holdings SA, Term Loan
1,051,101	3.750%, 6/30/2019	1,017,319
	Level 3 Communications, Inc., Term Loan
900,000	4.000%, 1/15/2020	901,575
	LTS Buyer, LLC, Term Loan
937,602	4.000%, 4/13/2020	922,366
	McGraw-Hill Global Education Holdings, LLC, Term Loan
945,516	4.750%, 3/22/2019	944,675
	NEP/NCP Holdco, Inc., Term Loan
877,663	4.250%, 1/22/2020	840,362
	Numericable US, LLC, Term Loan
950,000	0.000%, 1/31/2023[b,c]	938,771
	TNS, Inc., Term Loan
722,740	5.000%, 2/14/2020	715,816
	Univision Communications, Inc., Term Loan
911,992	4.000%, 3/1/2020	905,608
	Virgin Media Investment Holdings, Ltd., Term Loan
605,989	3.500%, 6/30/2023	602,311
	WideOpenWest Finance, LLC, Term Loan
877,590	4.500%, 4/1/2019	861,864
	Yankee Cable Acquisition, LLC, Term Loan
824,601	4.250%, 3/1/2020	820,223
	Zayo Group, LLC, Term Loan
875,265	3.750%, 5/6/2021	873,759

	Total	12,840,048

Consumer Cyclical (0.6%)
	Amaya Gaming Group, Inc., Term Loan
937,650	5.000%, 8/1/2021	914,377
	Burlington Coat Factory Warehouse Corporation, Term Loan
723,862	4.250%, 8/13/2021	723,978
	Chrysler Group, LLC, Term Loan
896,591	3.500%, 5/24/2017	895,326
	IMG Worldwide, Inc., Term Loan
748,106	5.250%, 5/6/2021	746,004
	MGM Resorts International, Term Loan
525,150	3.500%, 12/20/2019	524,058
	ROC Finance, LLC, Term Loan
882,000	5.000%, 6/20/2019	829,909

	Total	4,633,652

Consumer Non-Cyclical (0.8%)
	Albertsons, Inc., Term Loan
1,002,732	5.375%, 3/21/2019	1,001,369
	CHS/Community Health Systems, Inc., Term Loan
241,873	3.575%, 12/31/2018	240,562
226,995	3.750%, 1/27/2021	225,896
417,665	4.000%, 1/27/2021	416,274
	JBS USA, LLC, Term Loan
1,550,000	4.000%, 10/31/2022	1,550,945
	Roundy’s Supermarkets, Inc., Term Loan
733,517	5.750%, 3/3/2021	598,733
	Sterigenics-Nordion Holdings, LLC, Term Loan
450,000	4.250%, 5/16/2022	444,937
	Valeant Pharmaceuticals International, Inc., Term Loan
1,430,000	0.000%, 4/1/2022[b,c]	1,327,398
	Visant Corporation, Term Loan
632,998	7.000%, 9/23/2021	630,131

	Total	6,436,245

Energy (0.1%)
	Arch Coal, Inc., Term Loan
865,956	6.250%, 5/16/2018	446,513
	McJunkin Red Man Corporation, Term Loan
239,379	4.750%, 11/8/2019	232,796
	Offshore Group Investment, Ltd., Term Loan
438,750	5.750%, 3/28/2019	123,947

	Total	803,256

Financials (0.1%)
	WaveDivision Holdings, LLC, Term Loan
875,250	4.000%, 10/15/2019	872,335

	Total	872,335

Technology (0.4%)
	BMC Software, Inc., Term Loan
862,478	5.000%, 9/10/2020	775,419

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

INCOME FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (4.5%)[a]	Value
Technology (0.4%) - continued
	First Data Corporation, Term Loan
$900,000	3.697%, 3/23/2018	$892,611
	Freescale Semiconductor, Inc., Term Loan
877,618	4.250%, 2/28/2020	876,600
	Infor US, Inc., Term Loan
401,064	3.750%, 6/3/2020	389,910
	SunGard Data Systems, Inc., Term Loan
226,640	4.000%, 3/8/2020	226,357
	Syniverse Holdings, Inc., Term Loan
345,537	4.000%, 4/23/2019	310,120

	Total	3,471,017

Transportation (0.2%)
	American Airlines, Inc., Term Loan
903,900	3.250%, 6/27/2020	895,051
	XPO Logistics, Inc., Term Loan
950,000	0.000%, 10/27/2021[b,c]	940,500

	Total	1,835,551

Utilities (0.2%)
	Calpine Corporation, Term Loan
679,000	4.000%, 10/9/2019[b,c]	679,530
691,140	3.500%, 5/27/2022	683,116

	Total	1,362,646

	Total Bank Loans (cost $37,409,667)	35,897,867

Principal Amount	Long-Term Fixed Income (91.1%)	Value
Asset-Backed Securities (1.5%)
	Bayview Opportunity Master Fund Trust
2,521,972	3.721%, 7/28/2035[d,e]	2,529,618
	CAM Mortgage, LLC
1,690,698	3.500%, 7/15/2064*,e	1,690,368
	First Horizon ABS Trust
432,133	0.357%, 10/25/2034[f,g]	389,164
	GMAC Mortgage Corporation Loan Trust
1,284,625	0.374%, 8/25/2035[f,g]	1,196,160
1,782,755	0.374%, 12/25/2036[f,g]	1,556,293
	IndyMac Seconds Asset-Backed Trust
1,019,766	0.537%, 10/25/2036[f,g]	642,523
	Renaissance Home Equity Loan Trust
1,374,122	5.746%, 5/25/2036[e]	954,432
1,400,000	6.011%, 5/25/2036[e]	977,469
	Vericrest Opportunity Loan Transferee
2,011,989	3.500%, 6/26/2045[d]	2,009,537

	Total	11,945,564

Basic Materials (3.8%)
	Albemarle Corporation
1,850,000	4.150%, 12/1/2024	1,831,959
	Alcoa, Inc.
740,000	5.125%, 10/1/2024	733,525
	Anglo American Capital plc
1,090,000	4.125%, 4/15/2021[d]	940,863
	ArcelorMittal SA
1,250,000	6.000%, 8/5/2020[h]	1,189,844
380,000	6.500%, 3/1/2021[h]	358,862
	Barrick Gold Corporation
1,090,000	4.100%, 5/1/2023	1,012,442
	BHP Billiton Finance USA, Ltd.
750,000	6.250%, 10/19/2075[d]	767,812
	Dow Chemical Company
1,430,000	4.250%, 11/15/2020	1,536,622
1,130,000	3.500%, 10/1/2024	1,108,267
	Freeport-McMoRan, Inc.
1,780,000	3.550%, 3/1/2022[h]	1,417,770
1,825,000	3.875%, 3/15/2023	1,427,150
1,480,000	4.550%, 11/14/2024[h]	1,184,000
	Georgia-Pacific, LLC
2,220,000	3.163%, 11/15/2021[d]	2,228,696
	Glencore Funding, LLC
1,820,000	4.125%, 5/30/2023[d]	1,469,650
	International Paper Company
1,500,000	3.800%, 1/15/2026	1,496,796
1,810,000	4.800%, 6/15/2044	1,682,558
	LYB International Finance BV
1,445,000	4.000%, 7/15/2023	1,465,869
1,090,000	4.875%, 3/15/2044	1,047,572
	LyondellBasell Industries NV
1,330,000	6.000%, 11/15/2021	1,510,893
	Sappi Papier Holding GmbH
1,090,000	6.625%, 4/15/2021[d]	1,095,450
	Teck Resources, Ltd.
1,130,000	2.500%, 2/1/2018	963,325
	Weyerhaeuser Company
735,000	4.625%, 9/15/2023	780,372
1,430,000	7.375%, 3/15/2032	1,785,751
	Xstrata Finance Canada, Ltd.
1,880,000	4.950%, 11/15/2021[d]	1,630,900

	Total	30,666,948

Capital Goods (2.1%)
	BAE Systems plc
2,120,000	4.750%, 10/11/2021[d]	2,279,712
	Danaher Corporation
1,120,000	3.350%, 9/15/2025	1,146,718
	Huntington Ingalls Industries, Inc.
370,000	5.000%, 12/15/2021[d]	384,800
	L-3 Communications Corporation
1,440,000	3.950%, 5/28/2024	1,374,739
	Republic Services, Inc.
1,300,000	5.250%, 11/15/2021	1,449,649
1,830,000	3.550%, 6/1/2022	1,883,204
	Reynolds Group Issuer, Inc.
1,060,000	9.875%, 8/15/2019	1,115,650
	Rolls-Royce plc
1,900,000	2.375%, 10/14/2020[d]	1,901,397
	Textron, Inc.
1,311,000	5.600%, 12/1/2017	1,397,956
720,000	4.300%, 3/1/2024	740,722
370,000	3.875%, 3/1/2025	366,535

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

INCOME FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (91.1%)	Value
Capital Goods (2.1%) - continued
	United Rentals, Inc.
$750,000	5.500%, 7/15/2025	$748,125
	Waste Management, Inc.
1,860,000	4.100%, 3/1/2045	1,730,799

	Total	16,520,006

Collateralized Mortgage Obligations (0.8%)
	CitiMortgage Alternative Loan Trust
1,069,391	5.750%, 4/25/2037	918,160
	Countrywide Alternative Loan Trust
1,410,573	6.000%, 1/25/2037	1,296,713
	HomeBanc Mortgage Trust
1,278,030	2.223%, 4/25/2037	960,889
	Wachovia Mortgage Loan Trust, LLC
1,279,333	2.693%, 5/20/2036	1,120,610
	WaMu Mortgage Pass Through Certificates
875,717	0.487%, 10/25/2045[g]	810,048
	Washington Mutual Mortgage Pass Through Certificates
2,106,733	0.972%, 2/25/2047[g]	1,507,507

	Total	6,613,927

Commercial Mortgage-Backed Securities (0.7%)
	Bear Stearns Commercial Mortgage Securities, Inc.
2,101,232	5.331%, 2/11/2044	2,176,523
	Citigroup/Deutsche Bank Commercial Mortgage
1,299,230	5.322%, 12/11/2049	1,331,042
	Credit Suisse First Boston Mortgage Securities
1,800,000	5.542%, 1/15/2049	1,857,281

	Total	5,364,846

Communications Services (9.5%)
	21st Century Fox America, Inc.
1,100,000	7.625%, 11/30/2028	1,417,770
1,120,000	6.150%, 2/15/2041	1,307,998
	American Tower Corporation
3,500,000	3.450%, 9/15/2021	3,529,911
	AT&T, Inc.
1,900,000	2.450%, 6/30/2020	1,881,431
760,000	3.400%, 5/15/2025	737,491
1,810,000	4.300%, 12/15/2042	1,569,129
	British Telecom plc
1,130,000	9.625%, 12/15/2030	1,703,770
	CCO Safari II, LLC
2,630,000	4.464%, 7/23/2022[d]	2,668,130
1,880,000	6.484%, 10/23/2045[d]	1,949,545
	CenturyLink, Inc.
900,000	5.800%, 3/15/2022	875,250
	Columbus International, Inc.
1,090,000	7.375%, 3/30/2021[d]	1,133,600
	Comcast Corporation
2,260,000	3.375%, 8/15/2025	2,300,036
1,300,000	6.400%, 5/15/2038	1,629,729
	Cox Communications, Inc.
1,100,000	9.375%, 1/15/2019[d]	1,300,356
1,500,000	3.850%, 2/1/2025[d]	1,390,391
	DIRECTV Holdings, LLC
1,815,000	3.800%, 3/15/2022	1,858,406
1,810,000	4.450%, 4/1/2024	1,866,387
	Frontier Communications Corporation
1,120,000	6.875%, 1/15/2025	967,789
	Hughes Satellite Systems Corporation
1,278,000	6.500%, 6/15/2019	1,406,758
	NBCUniversal Media, LLC
2,490,000	4.375%, 4/1/2021	2,738,821
	Numericable-SFR
1,080,000	6.000%, 5/15/2022[d]	1,082,700
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,557,767
560,000	3.650%, 11/1/2024	555,801
	Scripps Networks Interactive, Inc.
1,890,000	3.500%, 6/15/2022	1,828,186
	SES Global Americas Holdings GP
1,820,000	2.500%, 3/25/2019[d]	1,807,198
	Sprint Communications, Inc.
710,000	7.000%, 3/1/2020[d]	745,500
	Sprint Corporation
720,000	7.125%, 6/15/2024	632,250
	Telefonica Emisiones SAU
2,530,000	5.462%, 2/16/2021	2,823,429
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,258,018
	Time Warner Entertainment Company, LP
2,380,000	8.375%, 3/15/2023	2,953,789
	Time Warner, Inc.
1,510,000	4.750%, 3/29/2021	1,652,764
2,260,000	3.600%, 7/15/2025	2,239,954
1,400,000	7.700%, 5/1/2032	1,800,368
	Univision Communications, Inc.
1,080,000	6.750%, 9/15/2022[d]	1,140,750
560,000	5.125%, 2/15/2025[d]	550,200
	UPCB Finance VI, Ltd.
1,260,000	6.875%, 1/15/2022[d]	1,332,450
	Verizon Communications, Inc.
2,124,000	2.625%, 2/21/2020	2,145,100
2,170,000	3.450%, 3/15/2021	2,237,756
2,970,000	3.500%, 11/1/2024	2,969,537
3,392,000	4.272%, 1/15/2036	3,109,022
1,800,000	6.550%, 9/15/2043	2,154,650
3,747,000	4.522%, 9/15/2048	3,366,024

	Total	76,175,911

Consumer Cyclical (5.0%)
	American Honda Finance Corporation
1,600,000	3.875%, 9/21/2020[d]	1,703,718
	CVS Health Corporation
1,810,000	2.750%, 12/1/2022	1,774,271
1,130,000	4.750%, 12/1/2022[d]	1,231,669
1,090,000	6.125%, 9/15/2039	1,306,961
1,880,000	5.125%, 7/20/2045	2,015,520
	Family Tree Escrow, LLC
1,130,000	5.750%, 3/1/2023[d]	1,190,737

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

INCOME FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (91.1%)	Value
Consumer Cyclical (5.0%) - continued
	Ford Motor Credit Company, LLC
$1,440,000	1.561%, 5/9/2016[g]	$1,444,043
2,500,000	2.597%, 11/4/2019	2,478,517
1,425,000	4.250%, 9/20/2022	1,487,120
1,490,000	3.664%, 9/8/2024	1,481,392
	General Motors Company
1,850,000	5.000%, 4/1/2035	1,811,009
	General Motors Financial Company, Inc.
1,630,000	3.200%, 7/13/2020	1,617,094
1,110,000	4.375%, 9/25/2021	1,151,611
1,900,000	3.450%, 4/10/2022	1,855,394
1,490,000	4.000%, 1/15/2025	1,460,905
	Hilton Worldwide Finance, LLC
1,090,000	5.625%, 10/15/2021	1,140,870
	Hyundai Capital America
1,185,000	2.875%, 8/9/2018[d]	1,204,766
	Jaguar Land Rover Automotive plc
1,090,000	4.125%, 12/15/2018[d]	1,117,250
	Johnson Controls, Inc.
1,850,000	5.250%, 12/1/2041	1,808,821
	L Brands, Inc.
1,100,000	5.625%, 2/15/2022	1,193,500
	Lennar Corporation
1,120,000	4.500%, 11/15/2019	1,159,200
	Macy’s Retail Holdings, Inc.
1,930,000	3.875%, 1/15/2022	1,964,283
1,060,000	3.625%, 6/1/2024	1,020,031
	MGM Resorts International
1,120,000	6.000%, 3/15/2023[h]	1,136,800
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,260,819
	Toll Brothers Finance Corporation
1,000,000	6.750%, 11/1/2019	1,130,000
540,000	4.375%, 4/15/2023	536,625
	ZF North America Capital, Inc.
1,130,000	4.500%, 4/29/2022[d]	1,137,763

	Total	39,820,689

Consumer Non-Cyclical (9.8%)
	Actavis Funding SCS
2,240,000	3.450%, 3/15/2022	2,225,543
1,445,000	3.850%, 6/15/2024	1,437,905
1,370,000	3.800%, 3/15/2025	1,357,585
	Altria Group, Inc.
1,825,000	4.000%, 1/31/2024	1,920,285
483,000	9.950%, 11/10/2038	786,687
	Amgen, Inc.
1,130,000	3.625%, 5/22/2024	1,148,264
2,250,000	3.125%, 5/1/2025	2,160,533
1,130,000	4.400%, 5/1/2045	1,046,525
	Becton Dickinson and Company
1,880,000	3.125%, 11/8/2021	1,890,052
	Biogen, Inc.
2,260,000	3.625%, 9/15/2022	2,297,801
	Boston Scientific Corporation
1,810,000	6.000%, 1/15/2020	2,027,292
2,640,000	3.375%, 5/15/2022	2,646,077
	BRF SA
2,170,000	4.750%, 5/22/2024[d]	2,148,734
	Bunge Limited Finance Corporation
1,470,000	8.500%, 6/15/2019	1,738,441
	Cardinal Health, Inc.
1,880,000	4.900%, 9/15/2045	1,918,596
	Celgene Corporation
2,230,000	3.950%, 10/15/2020	2,343,514
2,250,000	3.550%, 8/15/2022	2,286,302
	Diageo Capital plc
1,880,000	2.625%, 4/29/2023	1,821,850
	Edwards Lifesciences Corporation
1,375,000	2.875%, 10/15/2018	1,399,791
	Endo Finance, LLC
740,000	6.000%, 2/1/2025[d]	734,450
	Forest Laboratories, Inc.
1,450,000	5.000%, 12/15/2021[d]	1,567,099
	H. J. Heinz Company
1,880,000	3.500%, 7/15/2022[d]	1,915,974
1,140,000	5.200%, 7/15/2045[d]	1,208,598
	HCA, Inc.
1,440,000	4.750%, 5/1/2023	1,476,000
	Imperial Tobacco Finance plc
1,310,000	3.750%, 7/21/2022[d]	1,326,087
	JBS USA, LLC
1,090,000	7.250%, 6/1/2021[d]	1,140,412
	Kindred Healthcare, Inc.
1,110,000	8.750%, 1/15/2023	1,157,175
	Kraft Foods Group, Inc.
2,610,000	3.500%, 6/6/2022	2,661,681
	Kroger Company
1,480,000	2.950%, 11/1/2021	1,481,746
	Laboratory Corporation of America Holdings
750,000	3.200%, 2/1/2022	740,506
750,000	4.700%, 2/1/2045	689,391
	McKesson Corporation
1,490,000	3.796%, 3/15/2024	1,522,923
1,450,000	4.883%, 3/15/2044	1,470,573
	Mead Johnson Nutrition Company
750,000	4.125%, 11/15/2025	757,600
	Pernod Ricard SA
2,870,000	5.750%, 4/7/2021[d]	3,195,814
1,090,000	4.450%, 1/15/2022[d]	1,139,338
	Pfizer, Inc.
1,130,000	5.600%, 9/15/2040	1,301,829
	Reynolds American, Inc.
1,880,000	4.000%, 6/12/2022	1,970,684
940,000	5.850%, 8/15/2045	1,042,771
	SABMiller Holdings, Inc.
1,960,000	3.750%, 1/15/2022[d]	2,004,435
	Spectrum Brands Escrow Corporation
840,000	6.375%, 11/15/2020	896,700
	Tenet Healthcare Corporation
1,090,000	8.125%, 4/1/2022	1,152,675
	Teva Pharmaceutical Finance Company BV
1,510,000	2.950%, 12/18/2022	1,419,299
	Tyson Foods, Inc.
1,810,000	4.500%, 6/15/2022	1,924,772

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

INCOME FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (91.1%)	Value
Consumer Non-Cyclical (9.8%) - continued
	Valeant Pharmaceuticals International
$1,440,000	6.375%, 10/15/2020[d]	$1,288,800
	Watson Pharmaceuticals, Inc.
1,820,000	3.250%, 10/1/2022	1,782,328
	Whirlpool Corporation
1,873,000	3.700%, 3/1/2023	1,883,798
1,510,000	3.700%, 5/1/2025	1,488,300
	Zoetis, Inc.
1,810,000	3.250%, 2/1/2023	1,730,914

	Total	78,674,449

Energy (7.7%)
	Antero Resources Corporation
1,120,000	5.625%, 6/1/2023[d]	1,030,400
	BP Capital Markets plc
1,510,000	3.814%, 2/10/2024	1,556,108
	Buckeye Partners, LP
1,090,000	4.150%, 7/1/2023	988,003
1,820,000	5.850%, 11/15/2043	1,536,906
	Canadian Natural Resources, Ltd.
1,890,000	3.450%, 11/15/2021	1,837,711
	Canadian Oil Sands, Ltd.
1,400,000	4.500%, 4/1/2022[d]	1,332,346
	Chaparral Energy, Inc.
1,080,000	7.625%, 11/15/2022	356,400
	Concho Resources, Inc.
1,070,000	6.500%, 1/15/2022	1,108,787
	Continental Resources, Inc.
2,170,000	3.800%, 6/1/2024[h]	1,816,177
	El Paso Pipeline Partners Operating Company, LLC
2,150,000	5.000%, 10/1/2021	2,145,448
2,200,000	4.300%, 5/1/2024	1,973,794
720,000	4.700%, 11/1/2042	537,947
	Enbridge Energy Partners, LP
950,000	4.375%, 10/15/2020	962,263
	Encana Corporation
1,130,000	3.900%, 11/15/2021[h]	1,050,875
1,450,000	6.500%, 8/15/2034	1,315,787
	Energy Transfer Partners, LP
3,155,000	4.650%, 6/1/2021	3,130,801
800,000	4.050%, 3/15/2025	703,916
1,500,000	6.125%, 12/15/2045	1,346,331
	Enterprise Products Operating, LLC
1,510,000	3.700%, 2/15/2026	1,435,246
885,000	7.034%, 1/15/2068	934,781
	EQT Midstream Partners, LP
1,720,000	4.000%, 8/1/2024	1,509,985
	Hess Corporation
1,480,000	5.600%, 2/15/2041	1,449,043
	Hornbeck Offshore Services, Inc.
940,000	5.000%, 3/1/2021	719,100
	Linn Energy, LLC
1,030,000	7.750%, 2/1/2021	236,900
	Magellan Midstream Partners, LP
1,500,000	4.200%, 3/15/2045	1,241,524
	Marathon Oil Corporation
1,273,000	5.900%, 3/15/2018	1,382,845
1,880,000	3.850%, 6/1/2025	1,690,171
	Marathon Petroleum Corporation
1,080,000	6.500%, 3/1/2041	1,181,679
	MPLX, LP
2,610,000	4.000%, 2/15/2025	2,381,526
	NiSource Finance Corporation
750,000	6.800%, 1/15/2019	852,742
	Noble Energy, Inc.
1,890,000	5.875%, 6/1/2022	1,903,754
	Noble Holding International, Ltd.
1,865,000	5.950%, 4/1/2025	1,498,641
800,000	6.950%, 4/1/2045	577,242
	Occidental Petroleum Corporation
1,860,000	4.100%, 2/1/2021	1,996,472
	Pioneer Natural Resources Company
1,850,000	3.950%, 7/15/2022	1,840,088
	Sabine Pass Liquefaction, LLC
1,090,000	5.750%, 5/15/2024	1,051,850
	Spectra Energy Partners, LP
940,000	3.500%, 3/15/2025	877,785
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,590,707
	Tesoro Logistics, LP
1,120,000	5.500%, 10/15/2019[d]	1,159,200
	Transocean, Inc.
1,450,000	4.300%, 10/15/2022	947,749
	Valero Energy Corporation
1,700,000	4.900%, 3/15/2045	1,570,708
	Weatherford International, Ltd.
1,800,000	6.000%, 3/15/2018	1,764,000
	Williams Companies, Inc.
1,440,000	3.700%, 1/15/2023	1,175,386
	Williams Partners, LP
1,070,000	4.500%, 11/15/2023	978,377
900,000	3.900%, 1/15/2025	764,952
	Woodside Finance, Ltd.
1,870,000	3.650%, 3/5/2025[d]	1,703,202

	Total	61,145,655

Financials (29.7%)
	ABN AMRO Bank NV
1,520,000	4.750%, 7/28/2025[d]	1,530,558
	Aegon NV
1,400,000	2.142%, 7/29/2049[g,i]	1,099,000
	Air Lease Corporation
740,000	2.125%, 1/15/2018	731,120
1,490,000	3.750%, 2/1/2022	1,474,723
740,000	4.250%, 9/15/2024	725,718
	Ally Financial, Inc.
1,510,000	3.600%, 5/21/2018	1,528,875
1,140,000	4.125%, 3/30/2020	1,177,050
	American Express Company
1,120,000	4.900%, 12/29/2049[i]	1,086,400
	American International Group, Inc.
1,130,000	3.750%, 7/10/2025	1,148,064
1,120,000	3.875%, 1/15/2035	1,049,355
1,870,000	4.500%, 7/16/2044	1,831,207
	American Tower Trust I
1,800,000	1.551%, 3/15/2018*	1,780,465

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

INCOME FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (91.1%)	Value
Financials (29.7%) - continued
	Ares Capital Corporation
$1,810,000	4.875%, 11/30/2018	$1,881,890
	Associated Banc-Corporation
1,850,000	4.250%, 1/15/2025[h]	1,869,138
	Assured Guaranty US Holdings, Inc.
1,800,000	5.000%, 7/1/2024[h]	1,879,389
	AXA SA
1,420,000	8.600%, 12/15/2030	1,944,520
	Axis Specialty Finance, LLC
510,000	5.875%, 6/1/2020	570,659
	Banco de Brasil SA
1,810,000	9.000%, 12/31/2049[d,i]	1,248,900
	Bank of America Corporation
2,160,000	1.389%, 3/22/2018[g]	2,173,046
2,220,000	7.625%, 6/1/2019	2,615,262
2,170,000	4.125%, 1/22/2024	2,259,716
1,670,000	4.200%, 8/26/2024	1,679,155
1,050,000	5.875%, 2/7/2042	1,237,047
1,890,000	4.750%, 4/21/2045	1,844,918
1,870,000	6.500%, 10/23/2049[i]	1,954,169
	Barclays Bank plc
1,090,000	10.179%, 6/12/2021[d]	1,431,312
2,240,000	0.688%, 11/29/2049[g,i]	1,400,000
	Barclays plc
1,110,000	4.375%, 9/11/2024	1,090,220
1,880,000	5.250%, 8/17/2045	1,948,846
	BBVA Bancomer SA/Texas
1,215,000	6.750%, 9/30/2022[d]	1,363,230
	BPCE SA
1,465,000	5.700%, 10/22/2023[d]	1,568,423
810,000	5.150%, 7/21/2024[d]	835,907
	Branch Banking and Trust Company
1,870,000	3.625%, 9/16/2025	1,886,813
	Camden Property Trust
1,860,000	3.500%, 9/15/2024	1,830,482
	Capital One Bank USA NA
3,075,000	2.250%, 2/13/2019	3,068,684
	Capital One Financial Corporation
1,510,000	5.550%, 12/29/2049[i]	1,512,831
	CIT Group, Inc.
1,780,000	5.250%, 3/15/2018	1,866,775
	Citigroup, Inc.
2,000,000	8.500%, 5/22/2019	2,414,596
2,630,000	4.400%, 6/10/2025	2,658,388
1,695,000	5.500%, 9/13/2025	1,858,020
1,510,000	4.450%, 9/29/2027	1,508,644
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019	2,608,125
1,130,000	7.250%, 11/15/2023	1,340,676
	Compass Bank
925,000	2.750%, 9/29/2019	917,579
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,880,000	4.375%, 8/4/2025	1,918,085
1,090,000	5.750%, 12/1/2043	1,226,822
710,000	11.000%, 12/29/2049[d,i]	883,062
	Credit Suisse Group Funding, Ltd.
1,880,000	3.750%, 3/26/2025[d]	1,838,037
	DDR Corporation
1,490,000	3.625%, 2/1/2025	1,413,365
	Developers Diversified Realty Corporation
710,000	7.875%, 9/1/2020	860,632
	Discover Bank of Greenwood Delaware
865,000	4.200%, 8/8/2023	892,485
900,000	4.250%, 3/13/2026	908,463
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,791,118
740,000	3.750%, 12/1/2024	723,440
	Essex Portfolio, LP
2,060,000	3.500%, 4/1/2025	1,997,938
	Fairfax Financial Holdings, Ltd.
1,085,000	5.800%, 5/15/2021[d]	1,146,829
	GE Capital International Funding Company
913,000	4.418%, 11/15/2035[d]	947,500
	GE Capital Trust I
2,500,000	6.375%, 11/15/2067	2,673,750
	General Electric Capital Corporation
1,800,000	1.337%, 3/15/2023[g]	1,791,025
265,000	6.750%, 3/15/2032	347,531
	Goldman Sachs Group, Inc.
1,600,000	5.375%, 3/15/2020	1,787,107
1,750,000	5.250%, 7/27/2021	1,952,657
810,000	4.000%, 3/3/2024	834,311
2,550,000	3.850%, 7/8/2024	2,601,286
1,510,000	4.250%, 10/21/2025	1,509,411
740,000	6.750%, 10/1/2037	891,790
1,510,000	5.150%, 5/22/2045	1,515,712
	Hartford Financial Services Group, Inc.
1,770,000	5.125%, 4/15/2022	1,958,737
	HCP, Inc.
1,300,000	4.250%, 11/15/2023	1,305,658
1,445,000	4.200%, 3/1/2024	1,446,905
	Host Hotels & Resorts, LP
760,000	4.000%, 6/15/2025	734,494
380,000	4.500%, 2/1/2026	381,837
	HSBC Finance Capital Trust IX
1,900,000	5.911%, 11/30/2035	1,901,900
	HSBC Finance Corporation
1,790,000	6.676%, 1/15/2021	2,081,680
	HSBC Holdings plc
1,130,000	5.250%, 3/14/2044	1,190,281
1,130,000	6.375%, 12/29/2049[i]	1,115,875
1,120,000	6.375%, 12/29/2049[i]	1,109,371
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,944,456
	Hutchison Whampoa Finance CI, Ltd.
1,480,000	1.625%, 10/31/2017[d]	1,475,995
	Hutchison Whampoa International 14, Ltd.
1,490,000	3.625%, 10/31/2024[d]	1,500,353
	Icahn Enterprises, LP
960,000	6.000%, 8/1/2020	1,002,000
	ILFC E-Capital Trust II
1,270,000	6.250%, 12/21/2065[d,g]	1,193,800
	ING Bank NV
1,835,000	5.800%, 9/25/2023[d]	2,017,293
	Itau Unibanco Holding SA
1,880,000	2.850%, 5/26/2018[d]	1,820,216

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

INCOME FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (91.1%)	Value
Financials (29.7%) - continued
	J.P. Morgan Chase & Company
$2,000,000	1.220%, 1/25/2018[g]	$2,007,340
1,800,000	3.375%, 5/1/2023	1,765,926
1,670,000	3.875%, 9/10/2024	1,668,221
1,850,000	5.500%, 10/15/2040	2,123,434
1,450,000	6.750%, 8/29/2049[i]	1,573,250
1,440,000	6.000%, 12/29/2049[i]	1,460,880
	Kilroy Realty, LP
1,810,000	4.250%, 8/15/2029	1,771,409
	Liberty Mutual Group, Inc.
1,965,000	4.950%, 5/1/2022[d]	2,117,716
1,810,000	4.850%, 8/1/2044[d]	1,784,513
	Liberty Property, LP
1,125,000	4.750%, 10/1/2020	1,206,625
	Lincoln National Corporation
2,350,000	4.000%, 9/1/2023	2,424,192
	Lloyds Banking Group plc
560,000	4.500%, 11/4/2024[h]	569,507
	Macquarie Bank, Ltd.
1,785,000	1.650%, 3/24/2017[d]	1,786,826
	Merrill Lynch & Company, Inc.
1,950,000	6.875%, 4/25/2018	2,176,506
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[d]	372,000
	MetLife Capital Trust X
750,000	9.250%, 4/8/2038[d]	1,042,650
	MetLife, Inc.
1,500,000	3.600%, 4/10/2024	1,542,085
	Mizuho Bank, Ltd.
1,600,000	3.600%, 9/25/2024[d]	1,622,990
	Morgan Stanley
1,270,000	6.625%, 4/1/2018	1,410,797
1,820,000	5.625%, 9/23/2019	2,027,822
1,600,000	5.500%, 1/26/2020	1,783,982
1,795,000	4.875%, 11/1/2022	1,935,629
1,130,000	4.000%, 7/23/2025	1,162,034
1,450,000	5.000%, 11/24/2025	1,551,522
1,490,000	4.350%, 9/8/2026	1,511,517
930,000	4.300%, 1/27/2045	891,316
	National Retail Properties, Inc.
1,800,000	3.900%, 6/15/2024	1,797,595
	Nationwide Building Society
1,510,000	3.900%, 7/21/2025[d]	1,563,635
	Nordea Bank AB
1,830,000	4.875%, 5/13/2021[d]	1,972,248
1,110,000	5.500%, 9/29/2049[d,i]	1,090,020
	Omega Healthcare Investors, Inc.
1,640,000	5.875%, 3/15/2024	1,711,750
1,130,000	5.250%, 1/15/2026[d]	1,166,218
	Peachtree Corners Funding Trust
1,100,000	3.976%, 2/15/2025[d]	1,107,071
	PNC Capital Trust C
1,880,000	0.894%, 6/1/2028[g]	1,654,588
	Preferred Term Securities XXIII, Ltd.
1,625,415	0.537%, 12/22/2036*,[g]	1,261,696
	Prologis, LP
1,800,000	6.875%, 3/15/2020	2,075,710
1,490,000	4.250%, 8/15/2023	1,553,614
2,260,000	3.750%, 11/1/2025	2,241,371
	Prudential Financial, Inc.
1,085,000	3.500%, 5/15/2024	1,102,452
825,000	6.200%, 11/15/2040	998,179
1,070,000	5.875%, 9/15/2042	1,134,200
	Realty Income Corporation
2,170,000	3.875%, 7/15/2024	2,155,622
	Regions Bank
250,000	7.500%, 5/15/2018	281,443
	Reinsurance Group of America, Inc.
1,070,000	6.450%, 11/15/2019	1,214,236
2,185,000	4.700%, 9/15/2023	2,329,485
	Royal Bank of Scotland Group plc
1,480,000	6.000%, 12/19/2023	1,606,715
1,510,000	7.500%, 12/29/2049[i]	1,562,850
	Santander Holdings USA, Inc.
1,510,000	2.650%, 4/17/2020	1,493,295
1,500,000	4.500%, 7/17/2025	1,524,120
	Santander UK Group Holdings plc
940,000	2.875%, 10/16/2020	939,502
1,500,000	4.750%, 9/15/2025[d]	1,498,740
	Santander UK plc
540,000	5.000%, 11/7/2023[d]	563,177
	Simon Property Group, LP
2,825,000	2.750%, 2/1/2023	2,764,203
	SLM Corporation
1,485,000	6.000%, 1/25/2017	1,523,907
576,000	4.625%, 9/25/2017	582,451
	Societe Generale SA
1,510,000	8.000%, 12/31/2049[d,i]	1,525,583
	Standard Chartered plc
1,130,000	6.500%, 12/29/2049[d,h,i]	1,115,134
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/29/2049[d,i]	2,637,050
	Synchrony Financial
1,490,000	2.700%, 2/3/2020	1,469,270
1,150,000	3.750%, 8/15/2021	1,159,791
740,000	4.250%, 8/15/2024	742,722
	UBS Group Funding Jersey, Ltd.
1,510,000	4.125%, 9/24/2025[d]	1,516,668
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,445,730
	UnitedHealth Group, Inc.
1,520,000	3.350%, 7/15/2022	1,575,006
760,000	4.750%, 7/15/2045	807,875
	Voya Financial, Inc.
1,785,000	5.500%, 7/15/2022	2,021,050
	Wells Fargo & Company
1,715,000	3.450%, 2/13/2023	1,719,984
1,780,000	7.980%, 2/28/2049[i]	1,895,700
750,000	5.875%, 12/31/2049[i]	793,275
	Welltower, Inc.
720,000	6.125%, 4/15/2020	818,084
1,850,000	4.950%, 1/15/2021	2,003,189
950,000	4.000%, 6/1/2025	940,694
	XLIT, Ltd.
1,130,000	4.450%, 3/31/2025	1,129,794
1,160,000	5.250%, 12/15/2043	1,223,816

	Total	238,364,299

Foreign Government (0.6%)
	Colombia Government International Bond
1,800,000	5.625%, 2/26/2044	1,741,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (91.1%)	Value
Foreign Government (0.6%) - continued
	Mexico Government International Bond
$2,020,000	4.000%, 10/2/2023	$2,084,640
1,249,000	3.600%, 1/30/2025	1,242,755

	Total	5,068,895

Mortgage-Backed Securities (4.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,675,000	3.000%, 11/1/2030[c]	1,740,647
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,675,000	4.000%, 12/1/2045[c]	1,776,089
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
16,325,000	3.500%, 11/1/2045[c]	16,989,223
4,675,000	4.000%, 11/1/2045[c]	4,976,318
3,000,000	4.000%, 12/1/2045[c]	3,187,617
3,550,000	4.500%, 12/1/2045[c]	3,842,376

	Total	32,512,270

Technology (2.4%)
	AECOM
1,130,000	5.875%, 10/15/2024[d]	1,166,725
	Amkor Technology, Inc.
1,090,000	6.375%, 10/1/2022[h]	1,058,543
	Equinix, Inc.
1,110,000	5.375%, 1/1/2022	1,159,617
	Fidelity National Information Services, Inc.
940,000	2.850%, 10/15/2018	949,944
1,810,000	3.875%, 6/5/2024	1,733,403
	First Data Corporation
750,000	5.375%, 8/15/2023[d,h]	763,125
	Fiserv, Inc.
2,260,000	3.850%, 6/1/2025	2,285,002
	Flextronics International, Ltd.
1,500,000	4.750%, 6/15/2025[d]	1,462,500
	Hewlett Packard Enterprise Company
1,510,000	2.850%, 10/5/2018[d]	1,513,176
1,500,000	3.600%, 10/15/2020[d]	1,510,720
	Oracle Corporation
2,100,000	2.800%, 7/8/2021	2,134,320
	Qualcomm, Inc.
1,510,000	3.450%, 5/20/2025	1,450,147
	Seagate HDD Cayman
1,130,000	4.875%, 6/1/2027[d]	982,230
	Sensata Technologies BV
1,110,000	4.875%, 10/15/2023[d]	1,086,412

	Total	19,255,864

Transportation (3.3%)
	American Airlines Pass Through Trust
1,266,159	5.600%, 7/15/2020[d]	1,300,978
1,296,625	4.000%, 7/15/2025	1,322,558
	British Airways plc
2,385,825	4.625%, 6/20/2024[d]	2,517,045
	Burlington Northern Santa Fe, LLC
1,380,000	3.000%, 4/1/2025	1,331,461
1,500,000	4.700%, 9/1/2045	1,527,378
	Canadian Pacific Railway Company
1,870,000	2.900%, 2/1/2025	1,784,666
560,000	3.700%, 2/1/2026	565,206
1,440,000	7.125%, 10/15/2031	1,817,536
	Continental Airlines, Inc.
504,799	7.250%, 11/10/2019	568,151
704,123	4.000%, 10/29/2024	721,726
	Delta Air Lines, Inc.
882,901	4.950%, 5/23/2019	924,839
594,673	4.750%, 5/7/2020	627,380
1,130,000	4.250%, 7/30/2023	1,142,713
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[d]	2,276,640
1,085,000	4.500%, 8/16/2021[d]	1,161,898
	Navios South American Logistics, Inc.
175,000	7.250%, 5/1/2022[d]	147,219
	Penske Truck Leasing Company, LP
1,490,000	3.375%, 2/1/2022[d]	1,454,399
	United Airlines Pass Through Trust
910,000	3.750%, 9/3/2026	916,825
	United Airlines, Inc.
1,222,552	4.000%, 4/11/2026	1,247,003
	US Airways Pass Through Trust
1,686,695	3.950%, 11/15/2025	1,711,996
	Virgin Australia Holdings, Ltd.
1,205,079	5.000%, 10/23/2023[d]	1,247,257

	Total	26,314,874

U.S. Government and Agencies (4.0%)
	U.S. Treasury Bonds
2,980,000	3.125%, 2/15/2042	3,118,835
	U.S. Treasury Bonds, TIPS
1,409,615	0.625%, 1/15/2024	1,406,536
	U.S. Treasury Notes
7,000,000	1.000%, 6/30/2019	6,934,648
5,000,000	1.375%, 5/31/2020	4,974,480
1,870,000	1.625%, 7/31/2020	1,880,422
2,000,000	2.000%, 5/31/2021	2,034,480
2,620,000	2.000%, 7/31/2022	2,641,288
5,500,000	1.875%, 8/31/2022	5,498,284
2,620,000	2.500%, 2/15/2045	2,386,212
	U.S. Treasury Notes, TIPS
1,148,423	0.625%, 7/15/2021	1,165,639

	Total	32,040,824

U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
1,450,000	5.250%, 11/15/2022, Ser. A, AMT	1,699,154

	Total	1,699,154

Utilities (5.9%)
	Access Midstream Partners, LP
930,000	4.875%, 5/15/2023	839,417

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

INCOME FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (91.1%)	Value
Utilities (5.9%) - continued
	American Electric Power Company, Inc.
$1,435,000	2.950%, 12/15/2022	$1,393,302
	Arizona Public Service Company
1,620,000	8.750%, 3/1/2019	1,952,610
	Calpine Corporation
1,080,000	5.375%, 1/15/2023	1,032,750
	Cleveland Electric Illuminating Company
554,000	5.700%, 4/1/2017	578,050
	Commonwealth Edison Company
1,000,000	6.150%, 9/15/2017	1,086,382
	DCP Midstream Operating, LP
1,440,000	3.875%, 3/15/2023	1,219,483
1,450,000	5.600%, 4/1/2044	1,125,602
	DCP Midstream, LLC
1,000,000	5.850%, 5/21/2043[d]	797,500
	DPL, Inc.
311,000	6.500%, 10/15/2016	317,998
	Dynegy Finance I, Inc.
750,000	7.375%, 11/1/2022	751,875
	EDP Finance BV
1,670,000	4.125%, 1/15/2020[d]	1,682,031
	Electricite de France SA
1,800,000	5.250%, 12/29/2049[d,i]	1,791,000
	Energy Transfer Equity, LP
1,130,000	5.500%, 6/1/2027	1,005,879
	Enterprise Products Operating, LLC
1,070,000	6.650%, 4/15/2018	1,186,961
	Exelon Corporation
1,880,000	3.950%, 6/15/2025	1,897,824
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	650,542
1,500,000	4.000%, 10/1/2020	1,563,727
	FirstEnergy Transmission, LLC
2,170,000	4.350%, 1/15/2025[d]	2,218,671
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,019,695
	Kinder Morgan Energy Partners, LP
1,450,000	5.800%, 3/1/2021	1,512,514
	MidAmerican Energy Holdings Company
2,550,000	3.750%, 11/15/2023	2,640,206
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,216,710
	NiSource Finance Corporation
1,800,000	5.450%, 9/15/2020	1,996,682
	Ohio Power Company
1,600,000	6.050%, 5/1/2018	1,759,168
	Oncor Electric Delivery Company, LLC
1,510,000	3.750%, 4/1/2045	1,331,510
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,492,565
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,813,686
1,810,000	3.950%, 3/15/2024	1,876,869
	Southern California Edison Company
1,415,000	6.250%, 8/1/2049[i]	1,574,187
	Xcel Energy, Inc.
1,510,000	3.300%, 6/1/2025	1,494,009

	Total	46,819,405

	Total Long-Term Fixed Income (cost $727,365,141)	729,003,580

Shares	Preferred Stock (2.1%)	Value
Financials (1.9%)
44,925	Allstate Corporation, 5.100%	1,155,920
57,878	Citigroup, Inc., 6.6919%[g]	1,470,101
12,500	Cobank ACB, 6.250%[i]	1,292,969
18,075	Countrywide Capital V, 7.000%	464,166
72,000	Discover Financial Services, 6.500%[i]	1,921,680
46,410	GMAC Capital Trust I, 8.125%	1,198,770
54,060	Goldman Sachs Group, Inc., 5.500%[i]	1,345,554
57,878	HSBC USA, Inc., 6.500%[i]	1,482,835
51,800	Morgan Stanley, 7.125%[i]	1,442,630
37,082	RBS Capital Funding Trust V, 5.900%[i]	914,071
36,389	RBS Capital Funding Trust VII, 6.080%[i]	906,086
58,500	Wells Fargo & Company, 5.850%[i]	1,520,415

	Total	15,115,197

Materials (0.1%)
43,424	CHS, Inc., 7.100%[i]	1,201,976

	Total	1,201,976

Utilities (0.1%)
30,000	Southern California Edison Company Trust IV, 5.375%[i,j]	789,900

	Total	789,900

	Total Preferred Stock (cost $16,593,871)	17,107,073

Shares	Collateral Held for Securities Loaned (1.6%)	Value
12,776,357	Thrivent Cash Management Trust	12,776,357

	Total Collateral Held for Securities Loaned (cost $12,776,357)	12,776,357

Shares or Principal Amount	Short-Term Investments (2.5%)[k]	Value
	Federal Home Loan Bank Discount Notes
700,000	0.100%, 1/4/2016[l]	699,876
19,111,151	Thrivent Cash Management Trust 0.110%	19,111,151

	Total Short-Term Investments (at amortized cost)	19,811,027

	Total Investments (cost $813,956,063) 101.8%	$814,595,904

	Other Assets and Liabilities, Net (1.8%)	(14,714,249)

	Total Net Assets 100.0%	$799,881,655

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

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Schedule of Investments as of October 31, 2015

c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $133,183,227 or 16.7% of total net assets.

e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
f	All or a portion of the security is insured or guaranteed.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income Fund as of October 31, 2015 was $4,732,529 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
American Tower Trust I, 3/15/2018	3/6/2013	$1,800,262
CAM Mortgage, LLC, 7/15/2064	6/24/2015	1,690,698
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	1,625,415

Definitions:

AMT	-	Subject to Alternative Minimum Tax
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
Alabama (0.3%)
	Alabama Public School and College Auth. Capital Improvement Rev. Refg.
$1,500,000	5.000%, 5/1/2029, Ser. Aa	$1,701,975
	Auburn University, AL General Fee Rev. Refg.
1,000,000	5.000%, 6/1/2032, Ser. A	1,166,430
1,250,000	5.000%, 6/1/2033, Ser. A	1,452,375

	Total	4,320,780

Alaska (0.5%)
	Valdez, AK Marine Terminal Rev. (Exxon Mobil)
2,905,000	0.010%, 12/1/2029[b]	2,905,000
	Valdez, AK Marine Terminal Rev. (Exxon Pipeline Company)
4,650,000	0.010%, 10/1/2025[b]	4,650,000

	Total	7,555,000

Arizona (0.7%)
	Arizona State Transportation Board Highway Rev.
1,500,000	5.000%, 7/1/2036, Ser. A	1,677,675
	Glendale, AZ Industrial Development Auth. Rev. (Midwestern University)
2,515,000	5.000%, 5/15/2031	2,775,579
	Northern Arizona Capital Fac. Lease Rev. (Student & Academic Services, LLC) (BAM Insured)
750,000	5.000%, 6/1/2039[c]	840,465
	Northern Arizona University Refg. C.O.P.
1,000,000	5.000%, 9/1/2022	1,177,240
	Phoenix, AZ Civic Improvement Corporation Airport Rev.
3,060,000	5.250%, 7/1/2033, Ser. A	3,425,762
	Phoenix-Mesa Gateway Airport Auth. Special Fac. Rev.
1,450,000	5.000%, 7/1/2038, AMT	1,557,778

	Total	11,454,499

Arkansas (0.4%)
	Rogers, AR Sales and Use Tax Refg. and Improvement
2,975,000	4.000%, 11/1/2027, Ser. 2011	3,173,819
325,000	4.125%, 11/1/2031, Ser. 2011	339,674
	University of Arkansas Rev. Refg., Various Fac. Rev. (Pine Bluff Campus)
650,000	5.000%, 12/1/2029, Ser. A	762,866
	University of Arkansas Rev. Various Fac. (Fayetteville Campus)
1,135,000	5.000%, 11/1/2039, Ser. A	1,285,172
825,000	5.000%, 11/1/2041, Ser. A	932,778

	Total	6,494,309

California (11.9%)
	Anaheim Public Financing Auth. Lease Rev. (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Ser. Ac	4,858,421
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
10,000,000	Zero Coupon, 8/1/2031	5,952,900
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	8,011,800
	California Health Fac. Financing Auth. Rev.
3,840,000	1.450%, 8/15/2033, Ser. Ab	3,886,502
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,c	6,320,350
	California Municipal Finance Auth. Refg. Rev. (Biola University)
1,500,000	5.875%, 10/1/2034	1,626,870
1,250,000	5.000%, 10/1/2042	1,334,088
	California State Department of Water Resources Supply Rev.
6,250,000	5.000%, 5/1/2016, Ser. M	6,403,250
	California Various Purpose G.O.
3,565,000	5.500%, 4/1/2024	4,104,242
10,000	5.250%, 4/1/2029	10,039
10,000,000	5.250%, 3/1/2038	10,864,700
5,000,000	6.000%, 4/1/2038	5,821,750
5,000,000	6.000%, 11/1/2039	5,943,850
	California Various Purpose G.O. (NATL-RE Insured)
300,000	6.000%, 8/1/2016[c]	304,467
	Chula Vista Industrial Development Rev. Refg. (San Diego Gas & Electric Company)
2,010,000	5.875%, 2/15/2034, Ser. C	2,301,309
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, CA Water System Rev. Refg. (NATL-RE Insured)
10,000,000	5.000%, 6/1/2037, Ser. Aa,c	10,715,200
	Foothill-De Anza, CA Community College District G.O.
5,000,000	5.000%, 8/1/2040, Ser. C	5,566,450
	Golden West Schools Financing Auth. Rev. (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Ser. Ac	505,781
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. Aa	11,923,320
	Los Angeles Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	9,048,000
	Los Angeles Department of Water and Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,924,420
	Los Angeles Unified School District, Los Angeles County, CA G.O.
5,000,000	5.000%, 1/1/2034, Ser. I	5,633,000
	Pittsburg, CA Redevelopment Agency Tax Allocation (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[c]	3,566,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
California (11.9%) - continued
	Pomona, CA Single Family Mortgage Rev. Refg. (GNMA/FNMA Collateralized)
$2,590,000	7.600%, 5/1/2023, Ser. Aa,c	$3,198,780
	San Bernardino, CA Single Family Mortgage Rev. Refg. (GNMA Collateralized)
920,000	7.500%, 5/1/2023, Ser. Aa,c	1,132,354
	San Diego County, CA C.O.P.
5,000,000	5.250%, 7/1/2030	5,664,800
	San Diego Unified School District G.O.
10,000,000	Zero Coupon, 7/1/2033, Ser. Ad	9,416,700
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,723,360
7,030,000	6.000%, 5/1/2039, Ser. E	8,139,615
7,000,000	5.000%, 5/1/2044, Ser. A, AMT	7,600,180
	San Jose, CA Redevelopment Agency Tax Allocation Refg. (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Ser. Ac	2,770,681
	Santa Monica Community College District, Los Angeles County, CA G.O.
5,000,000	Zero Coupon, 8/1/2025, Ser. C	3,874,350
	Tuolumne Wind Proj. Auth. Rev. (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Ser. A	2,266,360
	University of California Rev. Bonds
4,190,000	5.250%, 5/15/2039, Ser. O	4,719,868
810,000	5.250%, 5/15/2039, Ser. Oa	932,504
	University of California Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,398,800

	Total	186,465,811

Colorado (4.1%)
	Colorado Educational and Cultural Fac. Auth. Charter School Refg. Rev. (Pinnacle Charter School, Inc. K-8 Fac.)
500,000	5.000%, 6/1/2019	556,330
200,000	5.000%, 6/1/2021	228,842
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Cheyenne Mountain Charter Academy)
475,000	5.125%, 6/15/2032, Ser. A	484,956
1,000,000	5.375%, 6/15/2038, Ser. A	1,020,740
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	1,031,650
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Pinnacle Charter School, Inc. High School Proj.)
3,000,000	5.125%, 12/1/2039	3,146,730
	Colorado Health Fac. Auth. Health Fac. Rev. (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024	2,334,736
500,000	5.625%, 6/1/2043	549,945
	Colorado Health Fac. Auth. Hospital Rev. Refg. (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,262,590
	Colorado Higher Education Capital Construction Lease Purchase Financing Program C.O.P.
405,000	5.500%, 11/1/2027[a]	459,719
1,180,000	5.500%, 11/1/2027[a]	1,339,430
	Denver, CO Airport System Rev. (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Ser. Ac	5,020,450
	Denver, CO Health and Hospital Auth. Healthcare Rev.
5,000,000	5.500%, 12/1/2030	5,493,800
2,000,000	5.250%, 12/1/2031, Ser. A	2,063,320
	E-470 Colorado Public Highway Auth. Rev.
1,000,000	5.000%, 9/1/2020, Ser. A	1,147,530
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, CO G.O. Refg. (AGM Insured)
10,000,000	5.000%, 12/15/2016, Ser. Aa,c	10,061,000
	Larimer County, CO Poudre School District R-1 G.O. Improvement (NATL-RE-IBC Insured)
1,470,000	7.000%, 12/15/2016[c]	1,521,083
	Northwest Parkway Public Highway Auth. Rev. (AMBAC Insured)
4,000,000	5.700%, 6/15/2021, Ser. Ca,c	4,131,040
	Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood)
1,000,000	5.000%, 12/1/2021	1,062,950
500,000	5.000%, 12/1/2022	529,620
	University of Colorado University Enterprise Rev.
1,250,000	5.375%, 6/1/2032, Ser. Aa	1,442,075
3,250,000	5.000%, 6/1/2033, Ser. A	3,754,693
9,790,000	5.000%, 6/1/2033	11,164,418
3,000,000	5.000%, 6/1/2034, Ser. A	3,451,140

	Total	65,258,787

District of Columbia (1.0%)
	District of Columbia Income Tax Secured Rev. Refg.
2,325,000	5.000%, 12/1/2017, Ser. A	2,538,086
5,225,000	5.000%, 12/1/2028, Ser. C	5,980,640
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Rev.
1,030,000	6.250%, 5/15/2024	1,030,072
	Metropolitan Washington DC Airports Auth. Airport System Rev. Refg.
6,000,000	5.000%, 10/1/2038, Ser. A, AMT	6,600,240

	Total	16,149,038

Florida (6.3%)
	Broward County, FL Water and Sewer Utility Rev.
3,115,000	5.250%, 10/1/2034, Ser. Aa	3,510,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
Florida (6.3%) - continued
	Broward County, FL Water and Sewer Utility Rev. Refg.
$1,000,000	5.000%, 10/1/2030, Ser. A	$1,190,330
1,500,000	5.000%, 10/1/2031, Ser. B	1,775,490
	Citizens Property Insurance Corporation Rev.
10,000,000	5.000%, 6/1/2022, Ser. A1	11,735,600
	CityPlace Community Development District Special Assessment and Rev.
500,000	5.000%, 5/1/2017	524,970
2,000,000	5.000%, 5/1/2026	2,233,840
	County of Broward, FL Fuel System Rev. (Fort Lauderdale Fuel Fac.) (AGM Insured)
1,155,000	5.000%, 4/1/2021, Ser. A, AMT[c]	1,335,353
605,000	5.000%, 4/1/2022, Ser. A, AMT[c]	703,942
700,000	5.000%, 4/1/2025, Ser. A, AMT[c]	798,497
	Florida State Municipal Power Agency Rev.
1,000,000	5.000%, 10/1/2030, Ser. B	1,156,530
810,000	5.000%, 10/1/2031, Ser. B	931,573
	Greater Orlando Aviation Auth. Airport Fac. Rev.
1,500,000	5.000%, 10/1/2039, Ser. C	1,675,860
	Gulf Breeze, FL Rev. Refg.
2,020,000	5.000%, 12/1/2033	2,275,752
	Halifax Hospital Medical Center Rev.
755,000	5.000%, 6/1/2020	853,950
	Hillsborough County, FL Community Investment Tax Refg. Rev.
4,025,000	5.000%, 11/1/2017, Ser. B	4,372,478
	Jacksonville, FL Port Auth. Rev. Refg.
2,390,000	5.000%, 11/1/2038, AMT	2,555,794
	Leon County Educational Fac. Auth. C.O.P. (Southgate Residence Hall)
1,145,000	8.500%, 9/1/2017[a]	1,309,983
	Miami-Dade County Industrial Development Auth. (Pinecrest Academy, Inc.)
1,500,000	5.250%, 9/15/2044	1,544,955
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. B	8,520,375
8,000,000	5.500%, 10/1/2041, Ser. A	9,000,480
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,597,500
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGM Insured)
2,000,000	5.625%, 6/1/2034[c]	2,246,700
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Health, Inc.)
5,010,000	5.125%, 10/1/2026	5,555,339
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Ser. Ac	3,011,391
	Orlando-Orange County, FL Expressway Auth. Rev.
3,600,000	5.000%, 7/1/2030, Ser. A	4,066,272
4,095,000	5.000%, 7/1/2035, Ser. C	4,588,530
	Palm Beach County Health Fac. Auth. Rev. Refg. (Lifespace Communities, Inc.)
3,000,000	5.000%, 5/15/2038, Ser. C	3,255,810
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. A	7,168,075
	Tallahassee, FL Consolidated Utility Systems Rev.
4,535,000	5.000%, 10/1/2032	4,857,847

	Total	98,354,008

Georgia (1.2%)
	Atlanta, GA Airport General Rev.
1,000,000	5.000%, 1/1/2033, Ser. C, AMT	1,087,160
500,000	5.000%, 1/1/2034, Ser. C, AMT	540,980
500,000	5.000%, 1/1/2037, Ser. C, AMT	536,675
	Atlanta, GA Airport General Rev. Refg.
1,425,000	5.000%, 1/1/2033, Ser. B	1,612,430
	Atlanta, GA Water & Wastewater Rev. Refg.
2,500,000	5.000%, 11/1/2031	2,908,500
	Brunswick, GA Water and Sewer Rev. Refg. and Improvement (NATL-RE Insured)
1,285,000	6.100%, 10/1/2019[a,c]	1,433,919
	Burke County Development Auth. Pollution Control Rev. (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Ser. C	6,492,540
	Cherokee County, GA Water and Sewerage (NATL-RE Insured)
3,305,000	5.500%, 8/1/2018[c]	3,574,622

	Total	18,186,826

Hawaii (1.5%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,474,659
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
1,000,000	5.125%, 11/15/2032	1,075,420
5,395,000	5.250%, 11/15/2037	5,818,939
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,000,000	5.000%, 8/1/2028, AMT	1,127,430
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,777,840
	Honolulu, HI Board of Water Supply Water System Rev. (NATL-RE Insured)
5,000,000	5.000%, 7/1/2036, Ser. Aa,c	5,158,050

	Total	23,432,338

Illinois (7.1%)
	Chicago IL O’Hare International Airport Rev. Refg.
1,200,000	5.000%, 1/1/2029	1,364,292

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
Illinois (7.1%) - continued
	Chicago Metropolitan Water Reclamation District G.O. Refg.
$8,700,000	5.250%, 12/1/2032, Ser. C	$10,286,619
	Chicago, IL Midway International Airport Rev.
1,120,000	5.000%, 1/1/2026, Ser. A, AMT	1,245,149
	Cook County, IL School District No. 99 (Cicero) G.O. School (NATL-RE Insured)
1,815,000	8.500%, 12/1/2016[c]	1,962,160
	Illinois Educational Fac. Auth. Rev. (Northwestern University)
4,900,000	5.250%, 11/1/2032[a]	4,900,686
	Illinois Finance Auth. Rev. (DePaul University)
4,075,000	6.000%, 10/1/2032, Ser. A	4,869,421
	Illinois Finance Auth. Rev. (Rush University Medical Center)
1,000,000	5.000%, 11/15/2027, Ser. A	1,161,950
5,000,000	7.250%, 11/1/2038, Ser. Aa	5,925,900
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
2,390,000	5.000%, 3/1/2034, Ser. A	2,647,857
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured )
2,020,000	5.250%, 11/1/2035, Ser. Ba,c	2,277,368
	Illinois Health Fac. Auth. Rev. Refg. (Lutheran General Health System) (AGM-CR Insured)
1,720,000	6.000%, 4/1/2018, Ser. Cc	1,842,946
	Illinois Sales Tax Rev. (Build Illinois) (NATL-RE Insured)
7,975,000	5.750%, 6/15/2018, 2nd Ser.[c]	8,942,607
	Joliet Regional Port District, IL Marine Terminal Rev. Refg. (Exxon)
4,700,000	0.010%, 10/1/2024[b]	4,700,000
	McHenry and Lake Counties G.O. School (AGM Insured)
355,000	9.000%, 12/1/2017[c]	362,125
1,930,000	9.000%, 12/1/2017[a,c]	2,120,607
	Metropolitan Pier and Exposition Auth., IL Dedicated Tax Rev. (McCormick Place Expansion) (NATL-RE Insured)
1,305,000	5.500%, 6/15/2020[a,c]	1,421,889
5,695,000	5.500%, 6/15/2020[c]	6,164,097
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Ac	15,535,180
3,100,000	Zero Coupon, 6/15/2024, Ser. Ac	2,293,101
2,000,000	Zero Coupon, 12/15/2024, Ser. Ac	1,448,560
	Railsplitter Tobacco Settlement Auth. Tobacco Settlement Rev.
6,340,000	5.000%, 6/1/2017	6,738,152
	Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will Counties, IL Rev. (NATL-RE Insured)
2,295,000	6.700%, 11/1/2021, Ser. Ac	2,642,394
	State of Illinois G.O.
5,000,000	5.000%, 3/1/2027	5,268,650
1,500,000	5.500%, 7/1/2033	1,610,370
1,750,000	5.500%, 7/1/2038	1,844,920
	State of Illinois G.O. Refg.
9,000,000	5.000%, 8/1/2017	9,505,080
	University of Illinois Auxiliary Fac. System Rev.
2,500,000	5.750%, 4/1/2038, Ser. Aa	2,896,850

	Total	111,978,930

Indiana (2.3%)
	East Chicago Elementary School Building Corporation, Lake County, IN First Mortgage Refg.
100,000	6.250%, 1/5/2016	100,654
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Da	8,020,390
	Indiana Finance Auth. Hospital Rev. (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Ser. Aa	1,784,685
	Indiana Finance Auth. Private Activity (Ohio River Bridges East End Crossing)
1,000,000	5.000%, 1/1/2019, Ser. B, AMT	1,045,150
	Indiana Health and Educational Fac. Financing Auth. Health System Rev. Refg. (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
450,000	5.250%, 5/15/2041, Ser. Ec	476,244
	Indiana Municipal Power Agency Power Supply System Rev.
1,750,000	5.250%, 1/1/2034, Ser. A	2,001,142
4,155,000	5.000%, 1/1/2042, Ser. A	4,492,760
	Indiana Transportation Finance Auth. Highway Rev.
85,000	6.800%, 12/1/2016, Ser. A	87,964
	Indianapolis Local Public Improvement Bank Rev. (Waterworks)
5,000,000	5.750%, 1/1/2038, Ser. A	5,681,900
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital Proj.)
2,850,000	5.000%, 4/1/2037, Ser. A	2,954,310
6,965,000	5.000%, 4/1/2042, Ser. A	7,196,238
	Purdue University, IN Rev. Refg.
1,500,000	5.000%, 7/1/2028, Ser. A	1,787,925

	Total	35,629,362

Iowa (0.6%)
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Rev.
3,165,000	5.400%, 6/1/2029	3,534,672
	Des Moines, IA Airport Auth. Rev. Refg.
1,205,000	5.000%, 6/1/2024, AMT	1,335,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
Iowa (0.6%) - continued
	Waterloo, IA Community School District Tax Rev. Refg. (School Infrastructure Sales, Services, and Use)
$3,560,000	5.000%, 7/1/2029, Ser. A	$3,924,046

	Total	8,794,593

Kansas (0.2%)
	Kansas Development Finance Auth. Rev.
3,575,000	5.000%, 5/15/2030, Ser. S	3,807,590
	Sedgwick and Shawnee Counties, KS Single Family Mortgage Rev. (GNMA Collateralized)
40,000	6.700%, 6/1/2029, Ser. A-2[c]	40,424

	Total	3,848,014

Kentucky (1.6%)
	Kentucky Economic Development Finance Auth. Hospital Rev. (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Ser. A	6,726,897
	Kentucky Public Transportation Infrastructure Auth. Subordinate Toll Rev. (Downtown Crossing)
5,000,000	5.000%, 7/1/2017, Ser. A	5,327,650
	Kentucky State Turnpike Auth. Economic Development Road Rev.
5,000,000	5.000%, 7/1/2028, Ser. A	5,783,300
	Paducah, KY Electric Plant Board Rev. (AGM Insured)
2,500,000	5.250%, 10/1/2035, Ser. Ac	2,742,250
	Pikeville, KY Hospital Rev. (Pikeville Medical Center, Inc.)
3,540,000	6.500%, 3/1/2041	4,069,336

	Total	24,649,433

Louisiana (2.6%)
	City of Alexandria, LA Utilities Rev.
5,000,000	5.000%, 5/1/2043, Ser. A	5,449,800
	Lafayette Public Power Auth. Electric Rev.
375,000	5.000%, 11/1/2022	449,201
1,520,000	5.000%, 11/1/2031	1,733,378
	Louisiana State Gas and Fuels Tax Rev.
5,000,000	5.000%, 5/1/2033, Ser. B	5,693,000
7,000,000	5.000%, 5/1/2045, Ser. B	7,876,470
	Louisiana State Public Fac. Auth. Rev. (University of New Orleans Research & Technology Foundation, Inc. Student Housing) (AGM Insured)
1,355,000	5.000%, 9/1/2030[c]	1,534,687
800,000	5.000%, 9/1/2031[c]	902,160
	Louisiana State Public Fac. Auth. Rev. (University of New Orleans Research & Technology Foundation, Inc. Student Housing) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[a,c]	4,939,070
	Louisiana Utilities Rev. (Parish of St. Tammany)
2,000,000	5.500%, 8/1/2035, Ser. B	2,315,720
	New Orleans, LA Aviation Board Rev.
2,500,000	5.000%, 1/1/2040, Ser. B, AMT	2,698,150
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev.
1,365,000	5.000%, 4/1/2030, Ser. B, AMT	1,491,208
1,500,000	5.000%, 4/1/2031, Ser. B, AMT	1,632,570
525,000	5.000%, 4/1/2033, Ser. B, AMT	568,207
	Tobacco Settlement Financing Corporation Rev.
3,620,000	5.000%, 5/15/2024, Ser. A	3,627,602

	Total	40,911,223

Maryland (0.1%)
	Maryland Health & Higher Educational Fac. Auth. Rev. (Loyola University)
1,000,000	5.000%, 10/1/2045	1,118,110

	Total	1,118,110

Massachusetts (3.9%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Bc	6,462,850
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	854,805
	Massachusetts Development Finance Agency Rev. (Wellesley College)
3,000,000	5.000%, 7/1/2042, Ser. J	3,394,980
	Massachusetts Health and Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	20,236,509
	Massachusetts Health and Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	6,914,592
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	9,086,093
	Massachusetts School Building Auth. Sales Tax Refg.
6,900,000	5.000%, 8/15/2029, Ser. B	8,172,222
	Massachusetts Water Pollution Abatement Trust Pool Program Refg.
5,000,000	5.000%, 8/1/2024	6,182,200

	Total	61,304,251

Michigan (1.9%)
	East Lansing Building Auth., Ingham and Clinton Counties, MI Building Auth. Rev. (G.O. Limited Tax)
2,000,000	5.700%, 4/1/2020	2,199,720
	Flint Hospital Building Auth. Rev. Refg. (Hurley Medical Center)
3,000,000	5.000%, 7/1/2019, Ser. B	3,106,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
Michigan (1.9%) - continued
	Grand Valley, MI State University General Rev.
$1,045,000	5.750%, 12/1/2034[a]	$1,106,038
	Grand Valley, MI State University General Rev. Refg.
650,000	5.000%, 12/1/2029, Ser. B	750,464
	Grand Valley, MI State University Rev.
1,850,000	5.000%, 12/1/2031, Ser. A	2,104,967
	Kalamazoo Hospital Finance Auth. Hospital Rev. (Bronson Methodist Hospital) (AGM Insured)
4,000,000	5.250%, 5/15/2036[c]	4,305,440
	Kalamazoo Hospital Finance Auth. Hospital Rev. Refg. (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Ser. Ac	3,529,273
	Kent County, MI G.O.
2,775,000	5.000%, 1/1/2024, AMT	3,175,793
	Michigan State Trunk Line Fund Refg. (AGM Insured)
5,000,000	5.000%, 11/1/2022[c]	5,020,300
	Rochester Community School District, Oakland and Macomb Counties, MI School Building and Site G.O. (NATL-RE Q-SBLF Insured)
4,560,000	5.000%, 5/1/2019[c]	5,033,419

	Total	30,331,884

Minnesota (2.8%)
	Baytown Township, MN Lease Rev. (St.Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Ser. A	1,034,140
	Goodhue County, MN Education District No. 6051 C.O.P.
250,000	5.000%, 2/1/2029	283,175
500,000	5.000%, 2/1/2034	555,220
750,000	5.000%, 2/1/2039	822,105
	Minnesota Higher Education Fac. Auth. Rev. (College of St. Scholastica, Inc.)
1,575,000	5.250%, 12/1/2035, Ser. H	1,696,448
1,800,000	6.300%, 12/1/2040, Ser. 7J	1,988,838
	Minnesota State Municipal Power Agency Electric Rev.
200,000	5.000%, 10/1/2029	232,454
150,000	5.000%, 10/1/2030	173,194
200,000	5.000%, 10/1/2032	228,906
175,000	5.000%, 10/1/2033	199,854
	North Oaks, MN Senior Housing Rev. (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	2,085,000
	Northern Municipal Power Agency, MN Electric System Rev. (AMBAC Insured)
2,000,000	5.000%, 1/1/2026, Ser. Ac	2,161,340
	Rochester, MN Health Care Fac. Rev. (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,152,120
	Shakopee Independent School District No. 720 G.O. School Building Crossover Refg.
1,425,000	5.000%, 2/1/2018	1,562,256
	St Paul, MN Housing and Redevelopment Auth. Health Care Fac. Rev. (HealthPartners Obligated Group)
5,945,000	5.000%, 7/1/2032, Ser. A	6,744,008
	St. Cloud, MN Health Care Rev. (CentraCare Health System)
2,040,000	5.125%, 5/1/2030, Ser. A	2,296,326
	St. Louis Park, MN Health Care Fac. Rev. Refg. (Park Nicollet Health Services)
1,000,000	5.750%, 7/1/2030, Ser. Ca	1,129,610
5,745,000	5.750%, 7/1/2039[a]	6,712,113
	St. Paul, MN Housing and Redevelopment Auth. Educational Fac. Rev. Refg. (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,284,800
	St. Paul, MN Housing and Redevelopment Auth. Health Care Fac. Rev. (HealthPartners)
230,000	5.250%, 5/15/2019[a]	241,641
1,500,000	5.250%, 5/15/2036[a]	1,575,915
	University of Minnesota Rev. (State Supported Biomedical Science Research Fac. Funding)
1,655,000	5.000%, 8/1/2030, Ser. B	1,886,783
	Western Minnesota Municipal Power Agency Rev.
1,000,000	5.000%, 1/1/2033, Ser. A	1,143,140
1,000,000	5.000%, 1/1/2034, Ser. A	1,138,480
300,000	5.000%, 1/1/2035, Ser. A	340,383
1,000,000	5.000%, 1/1/2040, Ser. A	1,122,340
	Winona, MN Health Care Fac. Rev.
500,000	5.000%, 7/1/2034	531,365

	Total	43,321,954

Mississippi (0.3%)
	D’Iberville Tax Increment Refg. (Gulf Coast Promenade)
1,750,000	5.000%, 4/1/2033	1,881,985
	Mississippi Development Bank S.O. (Desoto County Highway Construction Proj.)
3,180,000	5.000%, 1/1/2030	3,620,398

	Total	5,502,383

Missouri (0.9%)
	Jackson County, MO Special Obligation Rev. (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[a,c]	7,877,850
	Missouri State Environmental Improvement and Energy Resources Auth. Water Pollution Rev.
175,000	5.250%, 1/1/2018	175,753
	Missouri State Health and Educational Fac. Auth. Health Fac. Rev. (Lake Regional Health System)
810,000	5.000%, 2/15/2019	895,406
925,000	5.000%, 2/15/2022	1,042,540
1,680,000	5.000%, 2/15/2034	1,802,472

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
Missouri (0.9%) - continued
	St. Louis, MO Airport Rev. Refg. (Lambert-St. Louis International Airport)
$900,000	5.000%, 7/1/2016, AMT	$925,119
1,000,000	5.000%, 7/1/2032, AMT	1,060,980

	Total	13,780,120

Montana (0.2%)
	Montana Fac. Finance Auth. Rev. (Providence Health & Services)
2,830,000	5.000%, 10/1/2024	2,946,539

	Total	2,946,539

Nebraska (1.5%)
	Douglas County, NE Hospital Auth. No. 3 Health Fac. Refg. Rev. (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048[a]	2,285,000
	Lincoln, NE Lincoln Electric System Rev. Refg.
2,500,000	5.000%, 9/1/2037	2,845,875
	Nebraska Public Power District Rev.
1,325,000	5.000%, 1/1/2033, Ser. A	1,475,560
	Omaha, NE Public Power District Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,208,685
	Omaha, NE Sanitary Sewerage System Rev.
1,340,000	5.000%, 11/15/2034	1,545,100
	University of Nebraska Lincoln Student Fees and Fac. Rev.
1,000,000	5.000%, 7/1/2037	1,106,500
	University of Nebraska Lincoln Student Fees and Fac. Rev. Refg.
3,050,000	5.000%, 7/1/2038	3,390,777
	University of Nebraska Student Housing Rev.
1,680,000	5.000%, 5/15/2040, Ser. B	1,899,290

	Total	23,756,787

New Hampshire (0.2%)
	New Hampshire State Turnpike System Rev. Refg.
1,000,000	5.000%, 2/1/2017, Ser. B	1,056,890
2,000,000	5.000%, 10/1/2019	2,298,800

	Total	3,355,690

New Jersey (1.0%)
	Hudson County, NJ Refg. C.O.P. (NATL-RE Insured)
2,000,000	6.250%, 12/1/2015[c]	2,009,300
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. A	1,127,010
	New Jersey G.O. (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Ser. Lc	1,101,750
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,572,030
	New Jersey Transportation Trust Fund Auth. Transportation System Rev. (AGM Insured)
5,000,000	5.500%, 12/15/2016, Ser. Ac	5,252,900
	New Jersey Turnpike Auth. Turnpike Rev. (AMBAC-TCRS Insured)
260,000	6.500%, 1/1/2016, Ser. Ca,c	262,808
260,000	6.500%, 1/1/2016, Ser. Ca,c	262,808
485,000	6.500%, 1/1/2016, Ser. Cc	490,127
200,000	6.500%, 1/1/2016, Ser. Ca,c	202,160
	Ocean County, NJ Utilities Auth. Waste Water Rev. (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[c]	3,984,317

	Total	16,265,210

New York (6.7%)
	City of New York G.O.
40,000	5.250%, 8/1/2017, Ser. B	40,173
1,920,000	5.000%, 8/1/2032, Ser. A	2,207,213
	Metropolitan Transportation Auth. State Service Contract Refg.
5,000,000	5.500%, 7/1/2017, Ser. A	5,408,050
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
11,155,000	5.750%, 6/15/2040, Ser. A	12,465,936
3,250,000	5.375%, 6/15/2043, Ser. EE	3,781,407
	New York City Transitional Finance Auth. Future Tax Secured Rev.
12,505,000	5.000%, 11/1/2021	14,961,982
15,000,000	5.000%, 11/1/2033, Ser. D-1	17,460,000
	New York City Trust for Cultural Resources Refg. Rev. (The Museum of Modern Art)
2,030,000	5.000%, 4/1/2017, Ser. A	2,158,601
	New York State Dormitory Auth. State Personal Income Tax Rev.
15,000	5.000%, 2/15/2029, Ser. Aa	16,997
5,110,000	5.000%, 2/15/2029, Ser. A	5,683,546
5,000,000	5.000%, 3/15/2039, Ser. C	5,644,700
	New York State Dormitory Auth. State University Educational Fac. Rev.
5,000,000	5.875%, 5/15/2017, Ser. A	5,252,250
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	11,466,800
	New York State Local Government Assistance Corporation Refg. (NATL-RE-IBC Insured)
1,015,000	5.250%, 4/1/2016, Ser. Ec	1,036,853
	New York State Urban Development Corporation State Personal Income Tax Rev. (State Fac. and Equipment)
3,870,000	5.000%, 3/15/2036, Ser. B-1	4,297,867
	Port Auth. of New York & New Jersey Rev.
1,125,000	5.000%, 12/1/2024, AMT	1,325,959
2,500,000	5.000%, 9/1/2035	2,860,425
2,500,000	5.000%, 9/1/2036	2,856,275
5,000,000	5.000%, 9/1/2039	5,667,150
	Triborough Bridge & Tunnel Auth. Rev. (MTA Bridges and Tunnels)
1,000,000	5.250%, 11/15/2045, Ser. A	1,165,620

	Total	105,757,804

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
North Carolina (2.1%)
	North Carolina Capital Fac. Finance Agency Rev. Refg. (Johnson and Wales University)
$1,000,000	5.000%, 4/1/2032	$1,122,930
1,000,000	5.000%, 4/1/2033	1,120,120
	North Carolina Eastern Municipal Power Agency Power System Rev.
7,190,000	5.250%, 1/1/2020, Ser. Aa	7,873,410
2,580,000	5.000%, 1/1/2021, Ser. Aa	3,052,888
2,000,000	5.000%, 1/1/2026, Ser. Ba	2,258,320
1,475,000	6.000%, 1/1/2026, Ser. Aa	1,861,715
	North Carolina Eastern Municipal Power Agency Power System Rev. Refg.
2,500,000	5.000%, 1/1/2017, Ser. Da	2,633,725
	North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.
1,250,000	5.000%, 1/1/2030, Ser. A	1,379,575
	North Carolina Municipal Power Agency No. 1 Catawba Electric Rev. Refg.
925,000	5.000%, 1/1/2025, Ser. A	1,028,776
2,275,000	5.000%, 1/1/2025, Ser. Aa	2,566,541
	Raleigh Durham, NC Airport Auth. Rev.
4,895,000	5.000%, 5/1/2036, Ser. A	5,507,903
	University of North Carolina at Wilmington, Rev. (Student Housing)
1,745,000	5.000%, 6/1/2022	2,054,668

	Total	32,460,571

North Dakota (0.4%)
	North Dakota Public Finance Auth. Rev. (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Ser. A	1,707,380
	Ward County, ND Health Care Fac. Refg. Rev. (Trinity)
2,045,000	6.250%, 7/1/2021, Ser. B	2,053,752
	Ward County, ND Health Care Fac. Rev. (Trinity)
2,895,000	5.125%, 7/1/2025	2,955,187

	Total	6,716,319

Ohio (5.0%)
	AMP Fremont Energy Center Rev.
3,000,000	5.000%, 2/15/2037, Ser. B	3,314,400
	Buckeye Tobacco Settlement Financing Auth. Rev.
16,920,000	5.125%, 6/1/2024, Ser. A-2	15,146,107
	City of Toledo, OH Water System Rev. Improvements and Refg.
2,500,000	5.000%, 11/15/2038	2,822,600
	County of Fairfield, OH Hospital Rev. Refg. and Improvement (Fairfield Medical Center)
3,470,000	5.250%, 6/15/2043	3,771,474
	Cuyahoga County, OH G.O. Capital Improvement and Refg.
2,540,000	5.000%, 12/1/2021, Ser. A	2,966,161
	Cuyahoga County, OH Sales Tax Rev.
1,000,000	5.000%, 12/1/2035	1,153,710
	Kent State University General Receipts Rev.
350,000	5.000%, 5/1/2017, Ser. A	372,789
1,500,000	5.000%, 5/1/2037, Ser. A	1,650,900
	Lucas County, OH Health Care System Refg. Rev. (Sunset Retirement Communities)
1,250,000	5.125%, 8/15/2025	1,364,937
1,750,000	5.500%, 8/15/2030	1,897,578
	Miami University OH Rev.
1,600,000	5.000%, 9/1/2036	1,827,104
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,878,187
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
4,740,000	5.250%, 7/1/2044	5,347,810
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,685,850
	Ohio State Higher Educational Fac. Commission Rev. (Case Western Reserve University)
1,655,000	6.500%, 10/1/2020, Ser. B	1,874,271
2,745,000	5.000%, 12/1/2028	3,213,022
	Ohio State Turnpike Commission Rev.
8,000,000	0.000%, 2/15/2034[d]	6,804,800
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
2,000,000	5.500%, 2/15/2024, Ser. Ac	2,509,760
10,000,000	5.500%, 2/15/2026, Ser. Ac	12,760,700
	Port of Greater Cincinnati Development Auth. Economic Development Rev. (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
1,750,000	5.000%, 10/1/2025	1,804,320

	Total	79,166,480

Oklahoma (0.9%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	8,776,245
	Oklahoma Agricultural and Mechanical Colleges General Rev.
3,000,000	5.000%, 8/1/2038, Ser. C	3,305,220
	Oklahoma Municipal Power Auth. Power Supply System Rev.
1,620,000	6.000%, 1/1/2038, Ser. Aa	1,801,537
	Oklahoma State Turnpike Auth.
500,000	5.000%, 1/1/2028, Ser. A	576,760

	Total	14,459,762

Oregon (0.3%)
	Clackamas County, OR Hospital Fac. Auth. Rev. (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Ser. A	331,785
	Port of Portland, OR Rev. Refg. (Portland International Airport)
1,025,000	5.000%, 7/1/2035, Ser. 23	1,173,687
	Salem-Keizer School District No. 24J, Marion and Polk Counties, OR G.O.
5,000,000	Zero Coupon, 6/15/2028, Ser. B	3,349,650

	Total	4,855,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
Pennsylvania (3.8%)
	Allegheny County Hospital Development Auth. Rev. (University of Pittsburgh Medical Center)
$3,000,000	5.000%, 6/15/2018, Ser. B	$3,323,010
2,100,000	5.625%, 8/15/2039	2,341,542
	Beaver County Industrial Development Auth. Pollution Control Rev. Refg. (FirstEnergy Generation)
3,000,000	2.700%, 4/1/2035, Ser. Ab	2,991,930
5,000,000	2.500%, 12/1/2041, Ser. Bb	5,007,000
	Cornwall-Lebanon School District, Lebanon County, PA G.O. Notes (AGM Insured)
2,000,000	Zero Coupon, 3/15/2016[c]	1,997,300
1,520,000	Zero Coupon, 3/15/2017[c]	1,501,623
	Cumberland County, PA Municipal Auth. Rev. (Diakon Lutheran Social Ministries)
2,750,000	5.000%, 1/1/2027[a]	2,889,782
1,860,000	6.125%, 1/1/2029[a]	2,156,633
205,000	6.125%, 1/1/2029	232,597
2,455,000	5.000%, 1/1/2036[a]	2,579,788
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,623,383
	Pennsylvania Economic Development Financing Auth. Unemployment Compensation Rev.
3,000,000	5.000%, 7/1/2020, Ser. B	3,411,480
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
9,860,000	Zero Coupon, 6/1/2033, Ser. Cc,d	11,818,295
10,070,000	6.250%, 6/1/2038, Ser. Cc	11,228,654

	Total	59,103,017

South Carolina (2.2%)
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	7,111,887
	County of Charleston, SC G.O. Transportation Sales Tax Refg.
10,005,000	5.000%, 11/1/2021	12,067,330
	Greenwood County, SC Hospital Fac. Refg. Rev. (Self Regional Healthcare)
1,120,000	5.000%, 10/1/2024, Ser. B	1,275,825
2,890,000	5.000%, 10/1/2031, Ser. B	3,179,087
	Greenwood County, SC Hospital Fac. Rev. (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,466,225
	Piedmont, SC Municipal Power Agency Electric Rev. (NATL-RE Insured)
4,000,000	6.250%, 1/1/2021[c]	4,900,800
	South Carolina State Public Service Auth.
305,000	5.500%, 1/1/2038, Ser. Aa	349,356
3,550,000	5.500%, 1/1/2038, Ser. A	3,963,256

	Total	35,313,766

South Dakota (0.3%)
	South Dakota Board Of Regents Housing & Auxiliary Fac. System Rev.
1,000,000	5.000%, 4/1/2033, Ser. B	1,142,020
	South Dakota Health and Educational Fac. Auth. Rev. (Regional Health)
1,000,000	5.000%, 9/1/2023	1,141,900
820,000	5.000%, 9/1/2025	926,100
	South Dakota Health and Educational Fac. Auth. Rev. (Sanford Health)
1,250,000	5.500%, 11/1/2040	1,382,950

	Total	4,592,970

Tennessee (0.6%)
	Jackson-Madison County General Hospital, Inc.
555,000	5.625%, 4/1/2038	598,584
1,505,000	5.625%, 4/1/2038[a]	1,679,038
2,520,000	5.750%, 4/1/2041[a]	2,818,948
930,000	5.750%, 4/1/2041	1,004,614
	Tennessee State School Bond Auth. Rev. (2nd Program)
500,000	5.000%, 11/1/2031	595,770
450,000	5.000%, 11/1/2032	534,204
1,275,000	5.000%, 11/1/2034	1,501,287
250,000	5.000%, 11/1/2036	291,982

	Total	9,024,427

Texas (11.6%)
	Alliance Airport Auth., Inc. Special Fac. Rev. Refg. (Federal Express Corporation)
10,425,000	4.850%, 4/1/2021, AMT	10,549,683
	Amarillo Health Fac. Corporation Hospital Rev. (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[a,c]	2,118,380
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
1,000,000	5.000%, 8/15/2042	1,053,490
2,000,000	6.000%, 8/15/2043	2,362,200
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
2,605,000	5.000%, 8/15/2039[c]	2,913,015
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. A	4,570,360
	Dallas and Fort Worth, TX International Airport Rev. Refg.
4,000,000	5.250%, 11/1/2033, Ser. F	4,626,840
	Dallas Independent School District, Dallas County, TX Unlimited Tax School Building G.O. (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[a,c]	11,279,200
	Gulf Coast Waste Disposal Auth., TX Pollution Control Rev. Refg. (Exxon)
6,900,000	0.010%, 10/1/2024[b]	6,900,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
Texas (11.6%) - continued
	Harris County Health Fac. Development Corporation Hospital Rev. Refg. (Memorial Hermann Healthcare System)
$2,015,000	7.250%, 12/1/2035, Ser. Ba	$2,404,338
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
3,300,000	0.010%, 3/1/2024[b]	3,300,000
	Harris County, TX G.O. and Rev. Refg. (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[c]	5,760,160
	Harris County, TX Toll Road Rev. Refg.
6,500,000	5.250%, 8/15/2047, Ser. B	7,100,145
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,c	13,967,400
	Lewisville Independent School District, Denton County, TX G.O. Unlimited Tax School Building and Refg. (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[c]	5,080,821
	New Hope Cultural Education Facilities Corporation, TX Student Housing Rev. (Collegiate Housing College Station I LLC - Texas A&M University)
1,000,000	5.000%, 4/1/2029, Ser. A	1,059,850
	North East Independent School District, Bexar County, TX G.O. Unlimited Tax Refg. (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	6,366,800
2,000,000	5.250%, 2/1/2029[c]	2,539,320
	North Texas Education Finance Corporation Education Rev. (Uplift Education)
4,500,000	5.125%, 12/1/2042, Ser. A	4,710,825
	North Texas Tollway Auth. System Rev. (Special Proj.)
15,000,000	5.000%, 9/1/2030, Ser. D	17,415,600
	North Texas Tollway Auth. System Rev. Refg.
545,000	5.625%, 1/1/2033, Ser. A	589,995
455,000	5.625%, 1/1/2033, Ser. Aa	502,325
5,000,000	5.000%, 1/1/2042, Ser. B	5,412,700
	North Texas Tollway Auth. System Rev. Refg. (AGM Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Dc	3,188,950
	Northside Independent School District School Building G.O. (PSF-GTD Insured)
4,710,000	1.350%, 6/1/2033[b,c]	4,742,923
	Northwest Independent School District G.O. (Denton, Tarrant and Wise Counties, TX) (PSF-GTD Insured)
5,705,000	5.000%, 2/15/2038[c]	6,456,292
	Pharr, TX Higher Education Finance Auth. Education Rev. (Idea Public Schools)
2,500,000	6.250%, 8/15/2029, Ser. A	2,781,425
2,000,000	6.500%, 8/15/2039, Ser. A	2,242,140
	San Juan Higher Education Finance Auth. Education Rev. (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Ser. A	2,319,160
	San Leanna Education Fac. Corporation Higher Education Rev. (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,205,611
1,000,000	5.125%, 6/1/2027	1,033,530
	Socorro, TX Independent School District G.O. Refg. (PSF-GTD Insured)
2,000,000	5.000%, 8/15/2034[c]	2,279,860
	Southeast Texas Housing Finance Corporation Single Family Mortgage Rev. (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,c]	11,461,914
	Southwest Higher Education Auth., Inc., Higher Education Rev. (Southern Methodist University)
1,700,000	5.000%, 10/1/2041	1,923,074
	State of Texas G.O. Refg.
7,500,000	5.000%, 10/1/2044, Ser. A	8,533,950
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center)
2,600,000	5.000%, 9/1/2030	2,927,782
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center) (AGM Insured)
1,250,000	5.250%, 9/1/2026, Ser. Bc	1,394,188
2,000,000	5.250%, 9/1/2027, Ser. Bc	2,224,460
1,000,000	5.250%, 9/1/2028, Ser. Bc	1,111,970
	Tarrant County Cultural Education Fac. Finance Corporation Refg. Rev. (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Ser. A	2,112,000
	Texas College Student Loan G.O.
1,900,000	5.000%, 8/1/2017, AMT	2,048,067

	Total	182,570,743

Utah (1.0%)
	Riverton, UT Hospital Rev.
3,010,000	5.000%, 8/15/2041	3,271,388
	Utah Associated Municipal Power Systems Rev. Refg. (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,743,760
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
3,175,000	5.000%, 5/15/2043	3,500,342
1,610,000	5.000%, 5/15/2045, Ser. A	1,795,762
	Utah State Charter School Finance Auth. Charter School Rev. (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,082,680

	Total	16,393,932

Virginia (2.0%)
	Fairfax County, VA Industrial Development Auth. Health Care Rev. (Inova Health System)
1,000,000	5.000%, 5/15/2025, Ser. C	1,123,220
1,450,000	5.000%, 5/15/2044, Ser. A	1,619,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (98.1%)	Value
Virginia (2.0%) - continued
	Fairfax County, VA Industrial Development Auth. Hospital Rev. Refg. (Inova Health System)
$2,510,000	5.250%, 8/15/2019	$2,733,817
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034	11,499,600
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040	2,216,860
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
10,365,000	6.000%, 1/1/2037, AMT	11,748,831

	Total	30,941,905

Washington (4.4%)
	Franklin County, WA Pasco School District No. 1 U.T.G.O. (NATL-RE Insured)
6,000,000	5.250%, 12/1/2022[a,c]	6,175,080
	FYI Properties Lease Rev. (State of Washington DIS)
2,555,000	5.500%, 6/1/2034	2,878,770
	Pierce County School District No. 10, Tacoma, WA G.O. Refg.
2,170,000	5.000%, 12/1/2039[e]	2,498,017
	Port of Seattle Special Fac. Rev. Refg. (Seatac Fuel Fac., LLC)
670,000	5.000%, 6/1/2019, AMT	753,395
1,000,000	5.000%, 6/1/2020, AMT	1,146,770
	Snohomish County, WA Edmonds School District No. 15 U.T.G.O.
1,000,000	5.000%, 12/1/2033	1,144,680
	State of Washington Various Purpose G.O.
5,390,000	5.000%, 8/1/2021, Ser. A	6,438,301
12,095,000	5.000%, 8/1/2030, Ser. A	14,037,941
	Washington Economic Development Finance Auth. Lease Rev. (Washington Biomedical Research Properties II) (NATL-RE Insured)
5,620,000	5.000%, 6/1/2030[a,c]	5,643,604
	Washington G.O. (AGM Insured)
5,000,000	5.000%, 7/1/2021, Ser. 2007Aa,c	5,156,000
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[a]	3,131,048
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,571,800
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[a]	6,048,673
	Washington Higher Education Fac. Auth. Refg. Rev. (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Ser. B	5,850,950
	Washington Higher Education Fac. Auth. Rev. Refg. (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,400,269
1,000,000	5.625%, 10/1/2040	1,067,720

	Total	68,943,018

Wisconsin (1.2%)
	Kaukauna, WI Electric System Rev. (AGM Insured)
3,000,000	5.000%, 12/15/2035, Ser. Ac	3,343,530
	Monroe, WI Redevelopment Auth. Rev. (Monroe Clinic, Inc.)
3,520,000	5.875%, 2/15/2039	3,852,112
	Wisconsin Health & Educational Fac. Auth. Rev. (Marquette University)
1,125,000	5.000%, 10/1/2033, Ser. B-1[a]	1,303,054
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
5,335,000	5.500%, 12/15/2038, Ser. A	5,866,099
1,195,000	5.000%, 12/15/2039	1,314,333
2,500,000	5.000%, 12/15/2044	2,729,400

	Total	18,408,528

Wyoming (0.5%)
	Wyoming Municipal Power Agency Power Supply System Rev.
3,270,000	5.375%, 1/1/2042, Ser. A	3,525,550
	Wyoming State Farm Loan Board Capital Fac. Refg. Rev.
3,760,000	5.750%, 10/1/2020	4,117,012

	Total	7,642,562

	Total Long-Term Fixed Income (cost $1,424,742,768)	1,541,516,805

Shares or Principal Amount	Short-Term Investments (0.4%)[f]	Value
	Federal Home Loan Bank Discount Notes
1,000,000	0.050%, 11/9/2015	999,989
5,000,000	0.100%, 11/12/2015	4,999,847

	Total Short-Term Investments (at amortized cost)	5,999,836

	Total Investments (cost $1,430,742,604) 98.5%	$1,547,516,641

	Other Assets and Liabilities, Net 1.6%	24,567,507

	Total Net Assets 100.0%	$1,572,084,148

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2015

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
BAM	-	Build America Mutual
CR	-	Custodial Receipts
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
G.O.	-	General Obligation
IBC	-	Insured Bond Certificate
NATL-RE	-	National Public Finance Guarantee Corporation
Proj.	-	Project
PSF-GTD	-	Permanent School Fund Guarantee Program
Q-SBLF	-	Qualified School Bond Loan Fund
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
U.T.G.O	-	Unlimited Tax General Obligation
XLCA	-	XL Capital Assurance

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

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Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (3.3%)[a]	Value
Basic Materials (0.1%)
	Fortescue Metals Group, Ltd., Term Loan
$860,228	4.250%, 6/30/2019	$725,972

	Total	725,972

Capital Goods (0.3%)
	ADS Waste Holdings, Inc., Term Loan
876,582	3.750%, 10/9/2019	865,082
	Berry Plastics Group, Inc., Term Loan
692,250	3.500%, 2/8/2020	685,687
	Silver II Borrower, Term Loan
515,185	4.000%, 12/13/2019	470,534

	Total	2,021,303

Communications Services (0.8%)
	Clear Channel Communications, Inc., Term Loan
170,532	7.688%, 7/30/2019	143,491
	Grande Communications Networks, LLC, Term Loan
694,039	4.500%, 5/29/2020	688,834
	iHeartCommunications, Inc., Term Loan
755,233	6.938%, 1/30/2019	631,330
	Integra Telecom Holdings, Inc., Term Loan
887,830	5.250%, 8/14/2020	878,117
	LTS Buyer, LLC, Term Loan
547,400	4.000%, 4/13/2020	538,505
	NEP/NCP Holdco, Inc., Term Loan
692,378	4.250%, 1/22/2020	662,952
	NTelos, Inc., Term Loan
547,305	5.750%, 11/9/2019	543,200
	TNS, Inc., Term Loan
743,622	5.000%, 2/14/2020	736,498
	Univision Communications, Inc., Term Loan
887,520	4.000%, 3/1/2020	881,307

	Total	5,704,234

Consumer Cyclical (0.9%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
498,283	4.250%, 8/13/2021	498,362
	Ceridian HCM Holding, Inc., Term Loan
540,776	4.500%, 9/15/2020	497,065
	Chrysler Group, LLC, Term Loan
691,934	3.500%, 5/24/2017	690,958
	J.C. Penney Corporation, Inc., Term Loan
913,962	6.000%, 5/22/2018	910,535
	MGM Resorts International, Term Loan
769,643	3.500%, 12/20/2019	768,042
	Mohegan Tribal Gaming Authority, Term Loan
1,117,157	5.500%, 6/15/2018	1,103,752
	ROC Finance, LLC, Term Loan
695,800	5.000%, 6/20/2019	654,706
	Scientific Games International, Inc., Term Loan
918,638	6.000%, 10/18/2020	896,388
	Seminole Hard Rock Entertainment, Inc., Term Loan
347,012	3.500%, 5/14/2020	341,374

	Total	6,361,182

Consumer Non-Cyclical (0.4%)
	Albertsons, Inc., Term Loan
464,710	5.375%, 3/21/2019	464,078
	JBS USA, LLC, Term Loan
492,252	3.750%, 5/25/2018	491,637
	Roundy’s Supermarkets, Inc., Term Loan
419,799	5.750%, 3/3/2021	342,661
	Supervalu, Inc., Term Loan
1,380,541	4.500%, 3/21/2019	1,377,462
	Visant Corporation, Term Loan
362,660	7.000%, 9/23/2021	361,017

	Total	3,036,855

Energy (0.1%)
	Arch Coal, Inc., Term Loan
547,299	6.250%, 5/16/2018	282,204
	Offshore Group Investment, Ltd., Term Loan
346,125	5.750%, 3/28/2019	97,780
	Pacific Drilling SA, Term Loan
889,525	4.500%, 6/3/2018	478,858

	Total	858,842

Financials (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
442,071	7.000%, 5/22/2018	440,413
	WaveDivision Holdings, LLC, Term Loan
690,475	4.000%, 10/15/2019	688,176

	Total	1,128,589

Technology (0.3%)
	BMC Software, Inc., Term Loan
1,066,250	5.000%, 9/10/2020	958,623
	First Data Corporation, Term Loan
935,000	3.697%, 3/23/2018	927,323

	Total	1,885,946

Transportation (0.1%)
	American Airlines, Inc., Term Loan
1,031,625	3.250%, 6/27/2020	1,021,525

	Total	1,021,525

Utilities (0.1%)
	Calpine Corporation, Term Loan
157,200	4.000%, 10/31/2020	157,043

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Bank Loans (3.3%)[a]	Value
Utilities (0.1%) - continued
	Intergen NV, Term Loan
$889,525	5.500%, 6/15/2020	$815,588

	Total	972,631

	Total Bank Loans (cost $25,390,091)	23,717,079

Principal Amount	Long-Term Fixed Income (93.8%)	Value
Asset-Backed Securities (12.8%)
	American Homes 4 Rent
2,635,733	1.250%, 6/17/2031[b,c]	2,578,323
	BA Credit Card Trust
3,850,000	0.576%, 6/15/2021[c]	3,841,448
	Bayview Opportunity Master Fund Trust
1,974,846	3.228%, 7/28/2034*,d	1,977,649
	Betony CLO, Ltd.
2,750,000	1.831%, 4/15/2027*,c	2,731,194
	Capital One Multi-Asset Execution Trust
2,250,000	1.260%, 1/15/2020	2,257,666
	Chase Issuance Trust
2,975,000	1.590%, 2/18/2020	2,985,555
2,225,000	1.620%, 7/15/2020	2,244,133
	Chesapeake Funding, LLC
473,279	0.644%, 5/7/2024[b,c]	473,040
1,084,333	0.644%, 1/7/2025[b,c]	1,083,235
	Citibank Credit Card Issuance Trust
4,275,000	1.020%, 2/22/2019	4,274,219
	Commonbond Student Loan Trust
1,200,933	3.200%, 6/25/2032*	1,211,366
	Credit Based Asset Servicing and Securitization, LLC
710,074	3.539%, 12/25/2036[d]	515,641
	Edlinc Student Loan Funding Trust
1,618,823	3.200%, 10/1/2025*,c	1,652,348
	First Franklin Mortgage Loan Asset- Backed Certificates
86,028	5.500%, 3/25/2036*,e	1
	Ford Credit Auto Owner Trust
2,875,000	2.260%, 11/15/2025[b]	2,901,064
	FRS, LLC
2,201,477	1.800%, 4/15/2043*	2,186,513
	GMAC Mortgage Corporation Loan Trust
321,157	0.374%, 8/25/2035[c,f]	299,040
441,834	5.750%, 10/25/2036[f]	429,085
822,810	0.374%, 12/25/2036[c,f]	718,289
	Golden Credit Card Trust
4,800,000	0.446%, 2/15/2018[b,c]	4,799,274
1,500,000	0.626%, 9/15/2018[b,c]	1,499,103
	GoldenTree Loan Opportunities IX, Ltd.
3,000,000	1.804%, 10/29/2026*,c	2,972,692
	Great America Leasing Receivables
159,789	0.780%, 6/15/2016[b]	159,764
	J.P. Morgan Mortgage Trust
742,699	2.680%, 2/25/2036	655,486
	Mortgage Equity Conversion Asset Trust
1,877,817	0.720%, 1/25/2042*,c	1,596,144
1,899,943	0.760%, 2/25/2042*,c	1,557,953
	Motor plc
1,336,333	0.677%, 8/25/2021[b,c]	1,335,957
	NextGear Floorplan Master Owner Trust
2,000,000	1.920%, 10/15/2019*	1,992,379
	Northstar Education Finance, Inc.
2,485,466	0.897%, 12/26/2031[b,c]	2,410,338
	OZLM VIII, Ltd.
3,050,000	1.755%, 10/17/2026*,c	3,013,461
	Penarth Master Issuer plc
4,500,000	0.587%, 11/18/2017[b,c]	4,499,757
	Race Point IX CLO, Ltd.
1,200,000	1.831%, 4/15/2027*,c	1,194,574
	Renaissance Home Equity Loan Trust
1,488,012	5.608%, 5/25/2036[d]	986,551
719,420	5.285%, 1/25/2037[d]	393,617
	Selene Non-Performing Loans, LLC
1,368,656	2.981%, 5/25/2054*,d	1,356,806
	SLM Student Loan Trust
54,026	1.296%, 12/15/2021[b,c]	54,029
2,001,200	0.796%, 8/15/2022[b,c]	1,995,250
1,143,146	0.946%, 10/16/2023[b,c]	1,142,540
1,158,146	0.597%, 3/25/2025[c]	1,134,682
2,881,577	0.717%, 3/25/2026[c]	2,845,558
1,800,000	1.246%, 5/17/2027[b,c]	1,787,249
	SoFi Professional Loan Program, LLC
2,848,642	2.420%, 3/25/2030[b]	2,835,111
1,925,879	2.510%, 8/25/2033[b]	1,922,537
	U.S. Residential Opportunity Fund III Trust
2,062,266	3.721%, 1/27/2035*	2,057,510
	Vericrest Opportunity Loan Transferee
2,173,870	3.500%, 6/26/2045[b,d]	2,152,155
867,965	3.375%, 10/26/2054[b]	866,900
	Wachovia Asset Securitization, Inc.
532,703	0.337%, 7/25/2037*,c,f	470,435
	World Financial Network Credit Card Master Trust
1,800,000	0.576%, 12/15/2019[c]	1,799,832
4,000,000	0.910%, 3/16/2020	4,001,236
	World Omni Master Owner Trust
3,600,000	0.547%, 2/15/2018[b,c]	3,599,238

	Total	93,447,927

Basic Materials (0.8%)
	Albemarle Corporation
860,000	3.000%, 12/1/2019	858,744
	Freeport-McMoRan, Inc.
1,000,000	2.375%, 3/15/2018	915,000
1,100,000	3.550%, 3/1/2022[g]	876,150
	Georgia-Pacific, LLC
1,995,000	2.539%, 11/15/2019[b]	2,001,797
	Glencore Funding, LLC
825,000	1.377%, 4/16/2018[b,c]	707,677
	Mosaic Company
500,000	4.250%, 11/15/2023	507,342

	Total	5,866,710

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

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Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (93.8%)	Value
Capital Goods (0.5%)
	Pentair Finance SA
$1,250,000	3.625%, 9/15/2020	$1,258,400
	Roper Industries, Inc.
1,600,000	1.850%, 11/15/2017	1,596,493
	Textron, Inc.
350,000	3.875%, 3/1/2025	346,722

	Total	3,201,615

Collateralized Mortgage Obligations (10.0%)
	Alm Loan Funding CLO
3,050,000	1.745%, 10/17/2026*,c	3,024,363
	American Home Mortgage Assets Trust
1,184,453	1.142%, 11/25/2046[c]	605,266
	Apidos CLO XVIII
3,000,000	1.732%, 7/22/2026*,c	2,963,333
	Babson CLO, Ltd.
3,050,000	1.707%, 10/17/2026*,c	3,019,306
	BCAP, LLC Trust
1,311,230	0.377%, 3/25/2037[c]	1,126,761
	Bear Stearns Adjustable Rate Mortgage Trust
449,945	2.660%, 10/25/2035[c]	442,484
	Birchwood Park CLO, Ltd.
3,050,000	1.761%, 7/15/2026*,c	3,025,440
	BlueMountain CLO, Ltd.
3,050,000	1.801%, 10/15/2026*,c	3,030,805
	Carlyle Global Market Strategies CLO, Ltd.
3,000,000	1.617%, 7/20/2023*,c	2,992,987
3,000,000	1.821%, 10/15/2026*,c	2,986,254
	Cent CLO 16, LP
3,050,000	1.550%, 8/1/2024*,c	3,039,574
	Cent CLO 22, Ltd.
3,000,000	1.791%, 11/7/2026*,c	2,969,263
	Countrywide Alternative Loan Trust
391,569	5.500%, 11/25/2035	388,391
317,802	5.500%, 2/25/2036	301,318
470,191	6.000%, 1/25/2037	432,238
	Countrywide Home Loans, Inc.
707,141	2.451%, 3/20/2036	640,364
669,748	2.563%, 9/20/2036	596,381
	Deutsche Alt-A Securities Mortgage Loan Trust
1,246,587	0.992%, 4/25/2047[c]	1,066,868
	Dryden 34 Senior Loan Fund CLO
3,050,000	1.751%, 10/15/2026*,c	3,024,407
	HarborView Mortgage Loan Trust
1,150,875	2.203%, 6/19/2034	1,127,134
	HomeBanc Mortgage Trust
730,303	2.223%, 4/25/2037	549,080
	Impac CMB Trust
1,387,534	0.717%, 4/25/2035[c]	1,275,337
518,670	0.837%, 8/25/2035[c]	457,892
	J.P. Morgan Alternative Loan Trust
1,015,341	2.823%, 3/25/2036	849,694
	J.P. Morgan Mortgage Trust
434,347	2.711%, 10/25/2036	389,455
	Madison Park Funding XIV CLO, Ltd.
3,350,000	1.767%, 7/20/2026*,c	3,325,944
	Master Asset Securitization Trust
841,929	0.697%, 6/25/2036[c]	487,007
	MLCC Mortgage Investors, Inc.
1,483,019	0.857%, 8/25/2029[c]	1,477,866
	MortgageIT Trust
1,344,011	0.457%, 12/25/2035[c]	1,218,112
	NCUA Guaranteed Notes
2,510,559	0.644%, 10/7/2020[c]	2,522,693
	Neuberger Berman CLO, Ltd.
2,400,000	1.779%, 8/4/2025*,c	2,375,940
	Octagon Investment Partners XX CLO, Ltd.
3,050,000	1.754%, 8/12/2026*,c	3,026,132
	Residential Accredit Loans, Inc.
626,038	3.663%, 9/25/2035	521,739
	Sequoia Mortgage Trust
2,518,585	1.269%, 9/20/2034[c]	2,425,926
	Symphony CLO VIII, Ltd.
2,984,033	1.419%, 1/9/2023*,c	2,973,982
	Voya CLO 3, Ltd.
3,050,000	1.740%, 7/25/2026*,c	3,024,081
	Wachovia Mortgage Loan Trust, LLC
487,365	2.693%, 5/20/2036	426,899
	WaMu Mortgage Pass Through Certificates
398,053	0.487%, 10/25/2045[c]	368,204
1,068,917	1.102%, 10/25/2046[c]	844,240
1,341,932	1.018%, 12/25/2046[c]	1,043,221
1,223,809	0.962%, 1/25/2047[c]	988,398
	Washington Mutual Mortgage Pass Through Certificates
801,290	1.142%, 9/25/2046[c]	533,292
1,390,444	0.972%, 2/25/2047[c]	994,954
	Wells Fargo Commercial Mortgage Trust
2,925,000	2.632%, 5/15/2048	2,980,974
	Wells Fargo Mortgage Backed Securities Trust
653,010	2.621%, 3/25/2036	633,579
762,106	2.652%, 3/25/2036	758,081

	Total	73,275,659

Commercial Mortgage-Backed Securities (4.7%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,428,838	5.331%, 2/11/2044	1,480,036
	Citigroup Commercial Mortgage Trust
750,000	5.711%, 12/10/2049	786,788
	Citigroup/Deutsche Bank Commercial Mortgage
1,594,055	5.322%, 12/11/2049	1,633,086
	Commercial Mortgage Pass-Through Certificates
4,000,000	1.244%, 6/8/2030[b,c]	3,992,483
953,490	5.306%, 12/10/2046	979,588
	Credit Suisse First Boston Mortgage Securities
3,674,000	5.542%, 1/15/2049	3,790,916
	Credit Suisse Mortgage Capital Certificates
1,389,264	5.467%, 9/15/2039	1,415,389

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (93.8%)	Value
Commercial Mortgage-Backed Securities (4.7%) -continued
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
$1,193,359	0.727%, 12/25/2016	$1,194,472
	Federal National Mortgage Association
98,211	0.953%, 11/25/2015	98,171
1,718,361	1.272%, 1/25/2017	1,724,915
	GS Mortgage Securities Trust
2,677,751	2.999%, 8/10/2044	2,704,815
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,600,000	1.146%, 12/15/2028[b,c]	3,599,480
3,335,147	5.429%, 12/12/2043	3,416,228
	Morgan Stanley Capital I
1,799,919	3.224%, 7/15/2049	1,824,220
	Morgan Stanley Capital, Inc.
2,000,000	5.406%, 3/15/2044	2,064,868
	SCG Trust
2,575,000	1.596%, 11/15/2026[b,c]	2,562,321
	Wachovia Bank Commercial Mortgage Trust
1,138,075	5.765%, 7/15/2045	1,150,469

	Total	34,418,245

Communications Services (2.8%)
	America Movil SAB de CV
2,400,000	1.336%, 9/12/2016[c]	2,397,314
	American Tower Corporation
1,800,000	3.450%, 9/15/2021	1,815,383
	AT&T, Inc.
1,400,000	1.257%, 6/30/2020[c]	1,388,044
	CCO Safari II, LLC
1,142,000	3.579%, 7/23/2020[b]	1,146,282
1,142,000	4.464%, 7/23/2022[b]	1,158,557
	Crown Castle Towers, LLC
850,000	4.174%, 8/15/2017[b]	869,443
	DIRECTV Holdings, LLC
1,500,000	1.750%, 1/15/2018	1,501,801
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,273,529
	NBC Universal Enterprise, Inc.
1,750,000	1.662%, 4/15/2018[b]	1,755,026
	SES Global Americas Holdings GP
1,125,000	2.500%, 3/25/2019[b]	1,117,087
	Verizon Communications, Inc.
1,350,000	1.867%, 9/15/2016[c]	1,362,617
1,000,000	0.733%, 6/9/2017[c]	997,048
2,080,000	1.104%, 6/17/2019[c]	2,071,663
1,425,000	3.000%, 11/1/2021	1,435,735

	Total	20,289,529

Consumer Cyclical (1.5%)
	American Honda Finance Corporation
2,250,000	0.643%, 12/11/2017[c]	2,243,210
	CVS Health Corporation
870,000	2.250%, 8/12/2019	876,870
	Daimler Finance North America, LLC
2,250,000	1.010%, 8/3/2017[b,c]	2,240,298
	Ford Motor Credit Company, LLC
500,000	3.000%, 6/12/2017	507,739
	Home Depot, Inc.
675,000	0.707%, 9/15/2017[c]	677,128
1,600,000	4.400%, 4/1/2021	1,776,487
	Hyundai Capital America
1,120,000	2.000%, 3/19/2018[b]	1,112,051
	Ralph Lauren Corporation
225,000	2.625%, 8/18/2020	226,775
	Yale University
1,250,000	2.086%, 4/15/2019	1,266,061

	Total	10,926,619

Consumer Non-Cyclical (5.4%)
	Actavis Funding SCS
1,995,000	1.591%, 3/12/2020[c]	1,971,112
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	494,252
	Amgen, Inc.
1,325,000	2.125%, 5/1/2020	1,313,266
	BAT International Finance plc
1,905,000	0.847%, 6/15/2018[b,c]	1,903,419
	Bayer U.S. Finance, LLC
1,000,000	2.375%, 10/8/2019[b]	1,009,903
	Boston Scientific Corporation
1,665,000	6.000%, 1/15/2020	1,864,885
	Cardinal Health, Inc.
1,035,000	1.950%, 6/15/2018	1,039,872
	Celgene Corporation
1,050,000	3.550%, 8/15/2022	1,066,941
	Church & Dwight Company, Inc.
1,155,000	2.450%, 12/15/2019	1,158,917
	Edwards Lifesciences Corporation
1,100,000	2.875%, 10/15/2018	1,119,833
	EMD Finance, LLC
1,980,000	0.684%, 3/17/2017[b,c]	1,972,054
	Forest Laboratories, Inc.
2,250,000	4.375%, 2/1/2019[b]	2,367,146
	Gilead Sciences, Inc.
1,000,000	2.550%, 9/1/2020	1,009,514
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,560,795
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[b]	1,518,420
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[b]	2,522,048
	JM Smucker Company
1,235,000	2.500%, 3/15/2020	1,234,223
	Laboratory Corporation of America Holdings
1,390,000	2.625%, 2/1/2020	1,387,305
	Mead Johnson Nutrition Company
1,150,000	3.000%, 11/15/2020	1,154,649
	Merck & Company, Inc.
1,490,000	0.686%, 2/10/2020[c]	1,479,692
	Mondelez International, Inc.
1,484,000	0.820%, 2/1/2019[c]	1,451,681
	PepsiCo, Inc.
1,000,000	1.850%, 4/30/2020	995,693

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (93.8%)	Value
Consumer Non-Cyclical (5.4%) - continued
	Reynolds American, Inc.
$830,000	3.250%, 6/12/2020	$850,321
	SABMiller Holdings, Inc.
2,000,000	2.450%, 1/15/2017[b]	2,023,374
	Unilever Capital Corporation
2,000,000	2.200%, 3/6/2019	2,034,042
3,000,000	2.100%, 7/30/2020[g]	3,010,749

	Total	39,514,106

Energy (2.0%)
	Cameron International Corporation
1,275,000	1.400%, 6/15/2017	1,265,097
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	3,031,035
	CNPC General Capital, Ltd.
1,000,000	2.750%, 5/14/2019[b]	1,003,185
	DCP Midstream Operating, LP
1,350,000	2.700%, 4/1/2019	1,239,901
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019[b]	1,182,812
	Enbridge, Inc.
1,375,000	0.779%, 6/2/2017[c]	1,350,372
	Exxon Mobil Corporation
1,465,000	0.702%, 3/6/2022[c]	1,452,262
	Noble Holding International, Ltd.
1,350,000	4.000%, 3/16/2018	1,240,951
	Petroleos Mexicanos
1,615,000	2.378%, 4/15/2025	1,636,134
	Shell International Finance BV
1,400,000	0.762%, 5/11/2020[c]	1,384,547

	Total	14,786,296

Financials (17.8%)
	ABN AMRO Bank NV
1,660,000	2.450%, 6/4/2020[b]	1,661,200
	ACE INA Holdings, Inc.
150,000	2.875%, 11/3/2022[h]	150,198
	Aflac, Inc.
1,650,000	2.400%, 3/16/2020	1,664,038
	American Express Credit Corporation
2,080,000	0.890%, 3/18/2019[c]	2,058,466
650,000	1.386%, 9/14/2020[c]	652,199
	American International Group, Inc.
1,150,000	2.300%, 7/16/2019	1,156,176
	American Tower Trust I
1,000,000	1.551%, 3/15/2018*	989,147
	Ares Capital Corporation
1,100,000	3.875%, 1/15/2020[g]	1,126,741
	Aviation Capital Group Corporation
1,100,000	3.875%, 9/27/2016[b]	1,113,750
	Bank of America Corporation
1,450,000	1.700%, 8/25/2017	1,454,398
1,000,000	1.389%, 3/22/2018[c]	1,006,040
1,775,000	1.196%, 4/1/2019[c]	1,770,586
900,000	4.000%, 1/22/2025	887,315
900,000	6.100%, 12/29/2049[i]	910,125
	Bank of America National Association
1,000,000	5.300%, 3/15/2017	1,049,170
	Bank of New York Mellon Corporation
500,000	4.500%, 12/31/2049[i]	465,000
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,135,000	2.850%, 9/8/2021[b]	1,134,194
	BB&T Corporation
1,220,000	1.036%, 1/15/2020[c]	1,209,681
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,633,504
	Caisse Centrale Desjardins du Quebec
1,760,000	0.989%, 1/29/2018[b,c]	1,756,396
	Citigroup, Inc.
1,475,000	1.088%, 4/8/2019[c]	1,463,393
	CNA Financial Corporation
2,000,000	5.875%, 8/15/2020	2,250,602
	CoBank ACB
1,560,000	0.937%, 6/15/2022*,c	1,474,446
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
650,000	4.625%, 12/1/2023	678,176
	Credit Agricole SA
1,350,000	1.121%, 4/15/2019[b,c]	1,340,401
1,450,000	1.302%, 6/10/2020[b,c]	1,447,695
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[b]	1,642,500
810,000	7.500%, 12/11/2049[b,i]	855,109
	Discover Financial Services
2,250,000	2.600%, 11/13/2018	2,262,337
	DnB Boligkreditt AS
3,500,000	1.450%, 3/21/2018[b]	3,493,374
	DRB Prime Student Loan Trust
2,250,000	2.148%, 10/27/2031*,c	2,275,980
	European Investment Bank
1,500,000	1.250%, 5/15/2018	1,504,398
	Fifth Third Bancorp
1,145,000	2.875%, 10/1/2021	1,143,657
	Goldman Sachs Group, Inc.
1,525,000	1.421%, 11/15/2018[c]	1,532,655
1,755,000	1.476%, 4/23/2020[c]	1,756,974
1,125,000	1.925%, 11/29/2023[c]	1,135,038
1,550,000	5.375%, 12/29/2049[i]	1,534,500
	HSBC Holdings plc
1,125,000	6.375%, 12/29/2049[i]	1,110,938
	HSBC USA, Inc.
1,530,000	0.626%, 6/23/2017[c]	1,521,746
	ING Bank NV
2,250,000	1.291%, 8/17/2020[b,c]	2,252,070
500,000	2.625%, 12/5/2022[b]	498,320
	ING Capital Funding Trust III
715,000	3.927%, 12/29/2049[c,i]	711,425
	ING Groep NV
1,350,000	6.000%, 12/31/2045[g,i]	1,321,313
	Inter-American Development Bank
2,500,000	0.237%, 2/11/2016[c]	2,499,897
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[b]	1,502,418
	J.P. Morgan Chase & Company
3,100,000	1.220%, 1/25/2018[c]	3,111,377
1,400,000	2.250%, 1/23/2020	1,388,934
1,250,000	3.875%, 9/10/2024	1,248,669
1,075,000	7.900%, 4/29/2049[i]	1,116,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (93.8%)	Value
Financials (17.8%) - continued
	Japan Bank for International Cooperation
$3,000,000	1.750%, 7/31/2018	$3,025,644
	KeyBank NA
2,250,000	0.844%, 6/1/2018[c]	2,246,486
	Kilroy Realty, LP
700,000	3.800%, 1/15/2023	698,119
	Lloyds Bank plc
1,985,000	0.856%, 3/16/2018[c]	1,978,525
300,000	6.500%, 9/14/2020[b]	346,187
	Metropolitan Life Global Funding I
2,250,000	3.650%, 6/14/2018[b]	2,363,078
	Mizuho Financial Group Cayman 3, Ltd.
675,000	4.600%, 3/27/2024[b]	692,328
	Morgan Stanley
1,755,000	1.463%, 1/27/2020[c]	1,762,608
1,425,000	5.000%, 11/24/2025	1,524,771
1,000,000	5.450%, 12/29/2049[i]	983,750
900,000	5.550%, 12/29/2049[i]	898,875
	NCUA Guaranteed Notes
1,544,758	0.544%, 12/7/2020[c]	1,543,310
	New York Life Global Funding
550,000	1.550%, 11/2/2018[b,h]	548,767
	Peachtree Corners Funding Trust
1,125,000	3.976%, 2/15/2025[b]	1,132,232
	Prudential Financial, Inc.
1,150,000	2.350%, 8/15/2019	1,159,831
	Realty Income Corporation
1,000,000	2.000%, 1/31/2018	1,004,671
	Reliance Standard Life Global Funding II
1,400,000	2.500%, 4/24/2019[b]	1,404,556
	Royal Bank of Scotland Group plc
1,765,000	1.267%, 3/31/2017[c]	1,764,234
	Santander UK plc
500,000	5.000%, 11/7/2023[b]	521,460
	Simon Property Group, LP
1,350,000	2.500%, 9/1/2020	1,359,879
	Skandinaviska Enskilda Banken AB
2,500,000	1.375%, 5/29/2018[b]	2,490,157
	SLM Corporation
500,000	4.625%, 9/25/2017	505,600
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[b]	1,996,852
	Standard Chartered plc
1,000,000	3.950%, 1/11/2023[b]	980,253
	State Street Corporation
2,062,000	1.225%, 8/18/2020[c]	2,071,592
	Sumitomo Mitsui Banking Corporation
2,075,000	0.897%, 1/16/2018[c]	2,065,364
	Sumitomo Mitsui Financial Group, Inc.
1,450,000	4.436%, 4/2/2024[b]	1,476,690
	Svensk Exportkredit AB
2,500,000	0.616%, 1/23/2017[c]	2,506,533
	Svenska Handelsbanken AB
500,000	0.824%, 6/17/2019[c]	495,686
	Swedbank AB
1,750,000	1.750%, 3/12/2018[b]	1,752,812
	Synchrony Financial
1,230,000	3.000%, 8/15/2019	1,242,492
1,175,000	1.530%, 2/3/2020[c]	1,160,636
	UBS AG
2,000,000	1.026%, 3/26/2018[c]	1,997,470
	USB Group Funding Jersey, Ltd.
1,750,000	1.767%, 9/24/2020[b,c]	1,750,417
	USB Realty Corporation
1,200,000	1.468%, 12/29/2049[b,c,i]	1,087,500
	Voya Financial, Inc.
1,500,000	2.900%, 2/15/2018	1,530,844
500,000	5.650%, 5/15/2053	506,250
	Wells Fargo & Company
1,760,000	1.002%, 1/30/2020[c]	1,757,812
925,000	3.450%, 2/13/2023	927,688
900,000	4.100%, 6/3/2026	917,168
900,000	5.875%, 12/31/2049[i]	951,930
	Westpac Banking Corporation
2,500,000	1.250%, 12/15/2017[b]	2,490,980
	XLIT, Ltd.
900,000	4.450%, 3/31/2025	899,836

	Total	130,445,464

Foreign Government (1.1%)
	Bahama Government International Bond
225,000	5.750%, 1/16/2024[b]	240,188
	Bank of England Euro Note
1,000,000	1.250%, 3/16/2018[b]	1,004,926
	Costa Rica Government International Bond
1,350,000	4.250%, 1/26/2023[b]	1,215,000
	Export-Import Bank of Korea
1,720,000	2.250%, 1/21/2020	1,712,377
	Kommunalbanken AS
2,760,000	1.500%, 10/22/2019[b]	2,754,461
	Mexico Government International Bond
275,000	3.500%, 1/21/2021	282,837
	Poland Government International Bond
125,000	4.000%, 1/22/2024	133,125
	Slovenia Government International Bond
700,000	4.125%, 2/18/2019[b]	742,560

	Total	8,085,474

Mortgage-Backed Securities (5.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
6,670,000	3.000%, 11/1/2030[h]	6,931,413
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
301,511	6.500%, 9/1/2037	344,582
3,670,000	4.000%, 12/1/2045[h]	3,891,490
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,127,797	2.250%, 6/25/2025	2,172,537
14,900,000	3.500%, 11/1/2030[h]	15,731,140

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (93.8%)	Value
Mortgage-Backed Securities (5.9%) - continued
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
$582,652	6.000%, 8/1/2024	$659,745
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
405,462	5.649%, 9/1/2037[c]	432,588
189,494	5.196%, 10/1/2037[c]	195,628
3,009,416	2.077%, 1/1/2043[c]	3,103,722
4,741,248	2.049%, 3/1/2043[c]	4,876,961
4,890,639	1.729%, 7/1/2043[c]	5,004,208

	Total	43,344,014

Technology (1.8%)
	Amphenol Corporation
1,122,000	2.550%, 1/30/2019	1,146,792
	Apple, Inc.
2,450,000	0.601%, 5/6/2019[c]	2,440,668
1,400,000	0.614%, 5/6/2020[c]	1,392,543
	Automatic Data Processing, Inc.
850,000	2.250%, 9/15/2020	857,821
	Cisco Systems, Inc.
1,905,000	0.824%, 3/1/2019[c]	1,905,006
	Hewlett Packard Enterprise Company
2,200,000	2.249%, 10/5/2018[b,c]	2,206,169
	Intel Corporation
745,000	3.100%, 7/29/2022	766,606
	Oracle Corporation
1,325,000	2.500%, 5/15/2022	1,308,538
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	991,874

	Total	13,016,017

Transportation (1.8%)
	Air Canada Pass Through Trust
1,200,000	3.875%, 3/15/2023[b]	1,171,500
	American Airlines Pass Through Trust
1,091,516	5.600%, 7/15/2020[b]	1,121,533
1,301,745	4.950%, 1/15/2023	1,394,429
900,000	3.700%, 5/1/2023	884,250
	British Airways plc
1,420,134	4.625%, 6/20/2024[b]	1,498,241
	Continental Airlines, Inc.
1,753,906	4.150%, 4/11/2024	1,788,984
	CSX Corporation
400,000	3.700%, 11/1/2023	415,584
	Delta Air Lines, Inc.
623,783	4.750%, 5/7/2020	658,091
	J.B. Hunt Transport Services, Inc.
1,200,000	3.300%, 8/15/2022	1,200,378
	TTX Company
650,000	4.125%, 10/1/2023*	686,982
	US Airways Pass Through Trust
937,053	3.950%, 11/15/2025	951,109
	Virgin Australia Holdings, Ltd.
1,083,836	5.000%, 10/23/2023[b]	1,121,771

	Total	12,892,852

U.S. Government and Agencies (22.4%)
	Federal Agricultural Mortgage Corporation
2,500,000	2.000%, 7/27/2016	2,525,793
	Federal Home Loan Mortgage Corporation
750,000	1.250%, 8/1/2019	746,677
3,050,000	1.250%, 10/2/2019	3,027,756
	Federal National Mortgage Association
5,000,000	1.750%, 11/26/2019	5,055,795
4,100,000	1.625%, 1/21/2020	4,123,017
	U.S. Treasury Bonds
12,000,000	5.375%, 2/15/2031	16,484,064
690,000	3.000%, 5/15/2042	703,656
	U.S. Treasury Bonds, TIPS
17,799,250	0.125%, 4/15/2019	17,771,198
	U.S. Treasury Notes
23,500,000	0.625%, 10/15/2016	23,538,258
33,500,000	0.875%, 11/15/2017	33,552,327
500,000	1.500%, 10/31/2019	502,617
18,225,000	1.875%, 6/30/2020	18,535,864
8,250,000	2.125%, 6/30/2022	8,387,717
2,570,000	1.625%, 8/15/2022	2,529,109
9,500,000	3.625%, 2/15/2044	10,844,469
	U.S. Treasury Notes, TIPS
1,288,750	0.125%, 4/15/2018	1,289,924
2,451,330	1.125%, 1/15/2021	2,547,756
6,844,370	0.125%, 1/15/2022	6,682,083
5,162,550	0.125%, 1/15/2023	4,988,381

	Total	163,836,461

Utilities (2.5%)
	American Electric Power Company, Inc.
500,000	1.650%, 12/15/2017	498,547
	Berkshire Hathaway Energy Company
1,250,000	2.400%, 2/1/2020	1,237,768
	DTE Energy Company
570,000	2.400%, 12/1/2019	570,433
	Electricite de France SA
1,000,000	5.250%, 12/29/2049[b,i]	995,000
	Eversource Energy
1,265,000	1.600%, 1/15/2018	1,259,735
1,250,000	1.450%, 5/1/2018	1,239,824
	Exelon Corporation
1,350,000	2.850%, 6/15/2020	1,351,075
	Exelon Generation Company, LLC
1,125,000	2.950%, 1/15/2020	1,129,367
	Kansas City Power & Light Company
175,000	3.150%, 3/15/2023	173,133
	National Rural Utilities Cooperative Finance Corporation
850,000	4.750%, 4/30/2043	845,325
	PG&E Corporation
1,500,000	2.400%, 3/1/2019	1,508,505
	Public Service Electric And Gas Company
2,070,000	1.800%, 6/1/2019	2,056,255
	Sempra Energy
1,750,000	2.300%, 4/1/2017	1,766,929
1,420,000	2.400%, 3/15/2020	1,411,443

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (93.8%)	Value
Utilities (2.5%) - continued
	Southern California Edison Company
$845,000	2.400%, 2/1/2022	$829,994
	Xcel Energy, Inc.
1,335,000	1.200%, 6/1/2017	1,330,665

	Total	18,203,998

	Total Long-Term Fixed Income (cost $688,418,380)	685,550,986

Shares	Preferred Stock (0.7%)	Value
Financials (0.5%)
54,000	Citigroup, Inc., 6.6919%[c]	1,371,600
26,000	Discover Financial Services, 6.500%[i]	693,940
7,350	Farm Credit Bank of Texas, 6.750%[b,i]	772,899
39,000	HSBC Holdings plc, 8.000%[i]	1,014,000

	Total	3,852,439

Utilities (0.2%)
44,000	Southern California Edison Company Trust IV, 5.375%[i,j]	1,158,520

	Total	1,158,520

	Total Preferred Stock (cost $4,949,360)	5,010,959

Shares	Collateral Held for Securities Loaned (0.6%)	Value
4,701,470	Thrivent Cash Management Trust	4,701,470

	Total Collateral Held for Securities Loaned (cost $4,701,470)	4,701,470

Shares or Principal Amount	Short-Term Investments (5.0%)[k]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
900,000	0.105%, 1/6/2016[l]	899,827
300,000	0.100%, 1/8/2016[l]	299,943
	Thrivent Cash Management Trust
35,527,966	0.110%	35,527,966

	Total Short-Term Investments (at amortized cost)	36,727,736

	Total Investments (cost $760,187,037) 103.4%	$755,708,230

	Other Assets and Liabilities, Net (3.4%)	(24,934,588)

	Total Net Assets 100.0%	$730,773,642

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2015, the value of these investments was $130,435,671 or 17.8% of total net assets.

c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2015.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2015.
e	Defaulted security. Interest is not being accrued.
f	All or a portion of the security is insured or guaranteed.
g	All or a portion of the security is on loan.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	Denotes investments held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of October 31, 2015 was $76,199,391 or 10.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2015.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,048,475
American Tower Trust I, 3/15/2018	3/6/2013	1,000,000
Apidos CLO XVIII, 7/22/2026	6/25/2014	2,992,500
Babson CLO, Ltd., 10/17/2026	8/15/2014	3,048,475
Bayview Opportunity Master Fund Trust, 7/28/2034	6/27/2014	1,972,771
Betony CLO, Ltd., 4/15/2027	2/25/2015	2,750,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,050,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,046,919
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,000,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	3,000,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,050,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	3,000,000
CoBank ACB, 6/15/2022	10/18/2013	1,502,153
Commonbond Student Loan Trust, 6/25/2032	6/17/2015	1,200,628
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	2,250,000
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,050,000
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	1,631,091
First Franklin Mortgage Loan Asset-Backed Certificates, 3/25/2036	4/19/2006	85,895
FRS, LLC, 4/15/2043	4/10/2013	2,201,202
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	2,997,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	3,345,980
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	1,899,943
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	1,877,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2015

Security	Acquisition Date	Cost
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	$2,400,000
NextGear Floorplan Master Owner Trust, 10/15/2019	11/3/2014	1,999,644
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,050,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,032,615
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	1,200,000
Selene Non-Performing Loans, LLC, 5/25/2054	5/23/2014	1,368,656
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	2,984,033
TTX Company, 10/1/2023	9/19/2013	649,994
U.S. Residential Opportunity Fund III Trust, 1/27/2035	2/6/2015	2,062,266
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,045,425
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	532,703

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2015	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 29, 2015	By:
/s/ David S. Royal
David S. Royal
President

Date: December 29, 2015	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer